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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-1879


                              Janus Investment Fund
          (Exact name of registrant as specified in charter)


          100 Fillmore Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Thomas A. Early, 100 Fillmore Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: Pursuant to relief obtained from the staff of the Division of Investment Management, Registrant is making an annual filing for two of its series, Janus Small Cap Value Fund and Janus Mid Cap Value Fund, for the seven month fiscal period ended April 30, 2003. These two series have a 4/30 fiscal year end. For its remaining series, Registrant is making a semi-annual filing for the six month fiscal period ended April 30, 2003. The remaining series have a 10/31 fiscal year end.


Date of reporting period: 04/30/03

Item 1 - Reports to Stockholders

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2003 Semiannual Report
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                              Janus Federal Tax-Exempt Fund

                              Janus Flexible Income Fund

                              Janus High-Yield Fund

JANUS INCOME FUNDS            Janus Short-Term Bond Fund

                              Janus Money Market Fund

                              Janus Government Money Market Fund

                              Janus Tax-Exempt Money Market Fund


                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

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

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TABLE OF CONTENTS

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Federal Tax-Exempt Fund ..........................     1

          Janus Flexible Income Fund .............................     7

          Janus High-Yield Fund ..................................    14

          Janus Short-Term Bond Fund .............................    21

          Janus Money Market Fund ................................    25

          Janus Government Money Market Fund .....................    30

          Janus Tax-Exempt Money Market Fund .....................    31

     Statements of Assets and Liabilities - Bond Funds ...........    35

     Statements of Operations - Bond Funds .......................    36

     Statements of Changes in Net Assets - Bond Funds ............    37

     Financial Highlights - Bond Funds ...........................    38

     Statements of Assets and Liabilities -
          Money Market Funds .....................................    40

     Statements of Operations - Money Market Funds ...............    41

     Statements of Changes in Net Assets -
          Money Market Funds .....................................    42

     Financial Highlights - Money Market Funds ...................    43

     Notes to Schedules of Investments ...........................    48

     Notes to Financial Statements ...............................    49

     Explanations of Charts, Tables and Financial Statements .....    53

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JANUS FEDERAL TAX-EXEMPT FUND

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[PHOTO]
Sharon Pichler
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Federal Tax-Exempt Fund gained 4.12%, while its benchmark, the Lehman Brothers Municipal Bond Index rose 3.59%.(1) For the 12-month period ended April 30, 2003, the Fund earned a first-quartile position, ranking 37th out of 292 General Municipal Debt Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Overall, interest rates declined for the period. The 30-year Treasury started the period with a yield of 5.04%, hit a low of 4.61% in mid-March, then closed out the period at 4.77%. By late May, the yield had hit a multi-decade low of just under 4.30%. Municipal bond yields roughly paralleled the movements in the Treasury.

MANAGER'S OVERVIEW

Q. WHAT WAS THE FUND'S DURATION DURING THE PERIOD AND HOW DID THIS IMPACT ITS YIELD?

Duration incorporates the coupon and call structure of the bond, instead of just its maturity. The higher the weighted average duration, the more the NAV of the fund should change for any given amount of change in interest rates. When interest rates are falling, a high duration is good because the NAV of the fund should have a stronger price increase. A high duration is not good when interest rates are rising because the NAV of the fund will have a stronger price decrease. Given that the period from 11/1/02 through 4/30/03 has been one of mostly falling interest rates, we, therefore, would expect that our relatively high duration (9.8 years vs. 5.4 years for the Lehman Brothers Municipal Bond Index) had a beneficial impact on the Fund's total return.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

The best-performing bonds in the Fund were high quality, non-callable, high coupon, relatively long term bonds. We believe the long term to maturity makes them ideal during a declining rate environment, and the non-call feature means there is little risk that the high yield will be called away and replaced with a lower yield.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The worst-performing bonds in the Fund were a more diverse lot, but in general they were the opposite of the best-performing bonds. Some of them were not rated. Others were relatively long term but with short calls, which means investors run a risk that the high yield on them will be called away and replaced with a lower yield. At the time they were purchased, they were priced to maturity because market yields were high enough that we believed it was unlikely the bonds would be called. But as interest rates fell during the period, these bonds ran into what's called "the cushion," meaning we felt the price would not go up any higher because it was more and more likely they would be called.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

The Fund's aim is to have shareholders benefit from bond price increases, but provide a cushion against bond price decreases, while providing a market level of tax-exempt yield. In our view, the best way for the Fund to benefit from bond price increases is to buy long-term bonds with small coupons that we believe are not in danger of being called soon. That way, not much of the cash flow has to be reinvested at lower yields. We believe the best way to protect against bond price decreases is to buy shorter term bonds with high coupons that can be reinvested as rates rise. But shorter-term bonds also have lower yields, so protecting against price decreases can have the undesirable effect of reducing the tax-exempt yield to shareholders. That said, in our view the best way to protect the Fund's NAV without sacrificing yield is to buy bonds that we believe are "in the cushion." Their prices shouldn't fall as much because they never fully participated in the bond price rally. To a certain extent, these two strategies are mutually exclusive. In an attempt to combine the best of both strategies, I have been buying and will continue to buy longer-term bonds with high coupons that are not callable. I will try to stay with high-quality bonds in all cases in an attempt to avoid sudden unexpected declines in the value of bonds due to credit concerns.

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 For additional portfolio information and news from Janus, visit www.janus.com.
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                                           Janus Income Funds  April 30, 2003  1
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AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
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Janus Federal Tax-Exempt Fund $16,622
Lehman Brothers Municipal Bond Index $18,611

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Federal Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index. Janus Federal Tax-Exempt Fund is represented by a shaded area of blue. The Lehman Brothers Municipal Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Federal Tax-Exempt Fund ($16,622) as compared to the Lehman Brothers Municipal Bond Index ($18,611).

                              ONE         FIVE        SINCE
                              YEAR        YEAR        5/3/93*
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Janus Federal Tax-Exempt
Fund                          8.83%       4.82%       5.22%
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Lehman Brothers
Municipal Bond Index          8.49%       6.31%       6.41%

FUND STRATEGY
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This income fund invests primarily in municipal securities of any maturity whose interest is exempt from federal income tax, including the federal alternative minimum tax.

FUND PROFILE
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                                 APRIL 30, 2003      OCTOBER 31, 2002

Weighted Average Maturity             11.1 Yrs.              9.7 Yrs.
Average Modified Duration**            7.3 Yrs.              8.0 Yrs.
30-Day Current Yield***
  With Reimbursement                      3.43%                 3.43%
  Without Reimbursement                   3.16%                 3.12%
Weighted Average Fixed Income
  Credit Rating                               A                     A
Number of Municipal Bonds                   127                   126

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
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[PIE CHART OMITTED]

Revenue Bonds -- 48.3%
General Obligations Bonds -- 51.7%

TOP 10 STATES
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JANUS FEDERAL TAX-EXEMPT FUND

[BAR CHART OMITTED]

Illinois       13.9%
Texas          11.7%
Washington     10.8%
Colorado       10.8%
Georgia         9.0%
Michigan        7.0%
Massachusetts   6.0%
Ohio            5.6%
North Carolina  3.8%
Florida         3.3%

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(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Federal Tax-Exempt Fund 112th out of 215 General Municipal Debt Funds for the 5-year period.

   * The Fund's inception date.

  ** A theoretical measure of price volatility.

 *** Yield will fluctuate.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

Lehman Brothers Municipal Bond Index is composed of approximately 1,100 bonds; 60% of which are revenue bonds and 40% of which are state government obligations. The Fund's portfolio may differ significantly from the securities held in the Index. The Index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Income may be subject to state or local taxes and to a limited extent certain federal taxes. Capital gains are subject to federal, state and local taxes.

The Adviser has agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

2  Janus Income Funds  April 30, 2003

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JANUS FEDERAL TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
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Municipal Bonds - 99.6%
Alabama - 0.4%
$  1,000,000    Alabama State, Series A, 4.40%, due 9/1/20 ...    $    1,003,410

Arizona - 1.1%
   1,000,000    Mesa Street and Highway Revenue
                  (FGIC Insured), 6.25%, due 7/1/11 ..........         1,203,360
   1,000,000    Salt River Project Agricultural Improvement
                  and Power District Electrical Systems
                  Revenue, Series A, 5.00%, due 1/1/04 .......         1,025,520
     900,000    Winslow Industrial Development Authority
                  Hospital Revenue, (Winslow Memorial
                  Hospital Project), 5.50%, due 6/1/22 .......           376,243

                                                                       2,605,123
California - 0.9%
   1,000,000    Educational Facilities Authority Revenue
                  (Stanford University), Series P, 5.25%
                  due 12/1/13 ................................         1,145,590
   1,000,000    Long Beach Bond Finance Authority Tax
                  Allocation Revenue, (AMBAC Insured)
                  Series B, 5.50%, due 11/1/20 ...............         1,154,590

                                                                       2,300,180
Colorado - 10.8%
   2,035,000    Arapahoe County, (Cherry Creek School
                  District No. 005), 5.50%, due 12/15/09 .....         2,359,237
     560,000    Bachelor Gulch Metropolitan District
                  6.80%, due 12/1/06 .........................           586,796
                Black Hawk Device Tax Revenue:
      30,000      6.00%, due 12/1/03 .........................            30,024
      25,000      6.10%, due 12/1/07 .........................            26,038
     500,000      6.00%, due 12/1/11 .........................           574,894
     510,000      5.70%, due 12/1/12 .........................           559,817
   1,000,000    Castle Rock Golf Enterprise Revenue
                  6.50%, due 12/1/16 .........................         1,040,230
   2,000,000    Central Platte Valley Metropolitan District
                  (ACA Insured), 5.20%, due 12/1/17 ..........         2,295,140
   2,000,000    Department of Transportation Revenue
                  (MBIA Insured), Series B, 5.00%
                  due 6/15/11 ................................         2,234,640
   4,000,000    E-470 Public Highway Authority Revenue
                  (MBIA Insured), Series B, 0%, due 9/1/20 ...         1,686,760
   1,175,000    Eaglebend Affordable Housing Corp.
                  Multifamily Revenue, (Housing Project)
                  Series B, 7.40%, due 7/1/21 ................         1,160,982
                El Paso County School District No. 038:
   3,845,000      6.00%, due 12/1/19 .........................         4,717,700
   2,185,000      6.00%, due 12/1/21 .........................         2,654,032
   1,000,000    Erie Water Enterprise Revenue, Series B
                  6.00%, due 12/1/17 .........................         1,124,100
                Hyland Hills Metropolitan Parks and
                  Recreation District Special Revenue
                  Series A:
     770,000      (ACA Insured), 5.00%, due 12/15/06 .........           835,219
     500,000      6.75%, due 12/15/15 ........................           540,125
   1,000,000    Platte River Power Authority Colorado
                  Power Revenue, Series EE, 5.375%
                  due 6/1/18 .................................         1,099,280
   1,150,000    Regional Transportation District Sales Tax
                  Revenue, (FGIC Insured), Series A
                  5.00%, due 11/1/15 .........................         1,248,797
     100,000    Telluride Excise Tax Revenue, 5.75%
                  due 12/1/12 ................................           109,303

Colorado - (continued)
$  1,680,000    Westminster Water and Wastewater Utility
                  Enterprise Revenue, (AMBAC Insured)
                  5.00%, due 12/1/13 .........................    $    1,889,446

                                                                      26,772,560
Florida - 3.3%
   2,855,000    JEA Electric Systems Revenue, (FSA-CR
                  Insured), Series B, 3.75%, due 10/1/10 .....         2,929,601
   2,000,000    Orange County School Board Certificates
                  Partnership, Series A, 5.00%, due 8/1/27 ...         2,047,940
   2,000,000    Pasco County Guaranteed Entitlement
                  Revenue, (FSA Insured), 5.00%
                  due 12/1/33 ................................         2,053,680
   1,000,000    State Board of Education Capital Outlay
                  (Public Education), Series A, 5.875%
                  due 6/1/14 .................................         1,060,970

                                                                       8,092,191
Georgia - 9.0%
   1,800,000    Atlanta Airport Facilities Revenue
                  6.00%, due 1/1/07 ..........................         2,030,814
   5,000,000    Atlanta Water and Wastewater Revenue
                  (FGIC Insured) Series A, 5.00%
                  due 11/1/29 ................................         5,656,750
   2,205,000    Columbia County Water and Sewer Revenue
                  6.00%, due 6/1/20 ..........................         2,682,382
   2,000,000    Fulton County Building Authority Revenue
                  (MBIA Insured), Series C, 4.00%
                  due 1/1/09 .................................         2,123,240
   2,000,000      Georgia State, Series F, 4.50%, due 11/1/11          2,173,460
   2,960,000    Milledgeville Water and Sewer Revenue
                  (FSA Insured), 6.00%, due 12/1/21 ..........         3,578,314
                Municipal Electric Authority Power Revenue:
   1,000,000      (MBIA Insured), Series B, 6.375%
                  due 1/1/16 .................................         1,240,650
   1,400,000      (MBIA Insured), Series Y, 6.50%
                  due 1/1/17 .................................         1,754,049
     915,000      (Unrefunded Balance), Series Z, 5.00%
                  due 1/1/04 .................................           937,985

                                                                      22,177,644
Illinois - 13.9%
   2,275,000    Central Lake County Joint Action Water
                  Agency, (AMBAC Insured), 6.00%
                  due 2/1/16 .................................         2,781,483
                Chicago Board of Education, (Chicago
                  School Reform Board), Series A:
   3,425,000      5.25%, due 12/1/17 .........................         3,898,095
   1,000,000      5.25%, due 12/1/20 .........................         1,113,720
   3,510,000    Chicago Water Revenue, (FGIC Insured)
                  5.125%, due 11/1/16 ........................         3,965,107
   1,385,000    Coles and Cumberland County Community
                  Unit School District No. 002, (FGIC
                  Insured), 5.35%, due 2/1/18 ................         1,503,695
   5,995,000    Cook County, (MBIA Insured), Series A
                  6.25%, due 11/15/13 ........................         7,328,048
   1,630,000    Du Page and Will Counties (Community
                  School District No. 204), 6.875%
                  due 12/30/09 ...............................         2,019,570
   2,050,000    Du Page County, (Downer's Grove
                  Community High School District No. 099)
                  (FSA Insured), 5.50%, due 12/1/12 ..........         2,287,513
   1,000,000      Evanston, 5.00%, due 1/1/08 ................         1,106,550

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Income Funds  April 30, 2003  3

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JANUS FEDERAL TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
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Illinois - (continued)
                Illinois State:
$  2,000,000      5.00%, due 8/1/07 ..........................    $    2,210,080
   1,000,000      (FSA Insured), 5.375%, due 5/1/12 ..........         1,126,730
   1,070,000    Kendall Kane & Will Counties Community
                  Unit School District No. 308
                  (FSA Insured), 5.00%, due 10/1/06 ..........         1,182,971
   1,000,000    Metropolitan Pier and Exposition Authority
                  Hospitality Facilities Revenue
                  (McCormick Place Convention Center
                  Project), 7.00%, due 7/1/26 ................         1,349,040
   2,000,000    Regional Transportation Authority
                  (FGIC Insured), 6.00%, due 6/1/23 ..........         2,403,100

                                                                      34,275,702
Iowa - 1.1%
   2,535,000    Des Moines, (FSA Insured), Series E
                  5.00%, due 6/1/22 ..........................         2,631,051

Kansas - 0.9%
   1,860,000    Johnson County Unified School District
                  No. 233, Series B, 5.50%, due 9/1/15 .......         2,180,422

Massachusetts - 6.0%
                Massachusetts State, (Conservation Lien):
   5,000,000      (FGIC Insured), Series C, 5.50%
                  due 11/1/15 ................................         5,773,350
   2,000,000      Series C, 5.50%, due 11/1/15 ...............         2,302,920
   5,000,000    State Development Financing Agency
                  Revenue, (XLCA Insured), 6.00%
                  due 5/15/59 ................................         5,830,500
   1,000,000    State Referendum, Series C, 5.20%
                  due 8/1/08 .................................         1,029,810

                                                                      14,936,580
Michigan - 7.0%
   3,000,000    Detroit City School District, (FGIC Insured)
                  Series A, 6.00%, due 5/1/19 ................         3,632,250
   2,750,000    Grand Rapids Building Authority, 5.00%
                  due 4/1/18 .................................         3,033,415
   1,765,000    Grosse Pointe Public School System, 4.00%
                  due 5/1/11 .................................         1,831,311
   1,000,000    Haslett Public School District, (Q-SBLF
                  Insured), 5.00%, due 5/1/19 ................         1,052,000
   1,000,000    Michigan State Clean Initiative Program
                  5.00%, due 11/1/13 .........................         1,099,600
   2,000,000    Michigan State, 5.50%, due 12/1/15 ...........         2,350,140
   1,155,000    Municipal Bond Authority Revenue
                  (Drinking Water Revolving Fund)
                  5.00%, due 10/1/13 .........................         1,269,899
   2,000,000    New Haven Community Schools, (Q-SBLF
                  Insured), 5.00%, due 5/1/24 ................         2,055,340
   1,000,000    Reeths - Puffer Schools, (Q-SBLF Insured)
                  5.00%, due 5/1/27 ..........................         1,021,270

                                                                      17,345,225

Minnesota - 0.2%
$    425,000    Maplewood Multifamily Revenue (Hazel
                  Ridge Project), Series B, 7.50%
                  due 12/15/32 ...............................    $      390,664
      40,000    Minneapolis Metropolitan Council
                  (St. Paul Metropolitan Area Sewer)
                  Series A, 5.00%, due 12/1/07 ...............            44,796

                                                                         435,460
Mississippi - 0.7%
   1,530,000    Development Bank Special Obligation
                  (FSA Insured), 5.25%, due 3/1/23 ...........         1,671,097

Missouri - 0.4%
     900,000    State Health and Educational Facilities
                  Authority Revenue, Variable Rate
                  1.4%, due 11/1/27 ..........................           900,000

Nevada - 0.4%
   1,000,000    State Capital Improvements, Series B
                  5.125%, due 4/15/16 ........................         1,062,580

New Jersey - 0.9%
   1,000,000    New Jersey Transportation Corp. Certificates
                  (Federal Transportation Administration
                  Grants), Series B, 5.25%, due 9/15/04 ......         1,053,800
   1,000,000    Turnpike Authority Revenue, (FSA Insured)
                  Series C, 6.50%, due 1/1/16 ................         1,246,200

                                                                       2,300,000
New Mexico - 1.0%
   2,000,000    University of New Mexico University Revenue
                  Series A, 6.00%, due 6/1/21 ................         2,391,700

New York - 2.0%
   1,000,000    New York City Transitional Financial
                  Authority Revenue, (Future Tax Secured)
                  (MBIA-IBC Insured), Series B, 5.50%
                  due 2/1/11 .................................         1,143,460
   1,000,000    New York State, Series G, 5.00%, due 8/1/05 ..         1,060,810
   1,345,000    St. Lawrence County Industrial Development
                  Civic Facilities Revenue, (St. Lawrence
                  University Project), (MBIA Insured)
                  Series A, 5.375%, due 7/1/18 ...............         1,466,386
   1,000,000    State Dormitory Authority Revenues
                  (State University Educational Facilities)
                  Series A, 5.50%, due 5/15/19 ...............         1,140,450

                                                                       4,811,106
North Carolina - 3.8%
   5,000,000    Eastern Municipal Power Agency Power
                  System Revenue, (AMBAC Insured)
                  6.00%, due 1/1/18 ..........................         6,019,900
   1,015,000    Greenville Combined Enterprise System
                  Revenue, (FSA Insured), 6.00%
                  due 9/1/16 .................................         1,247,811
   2,000,000    Mecklenburg County Public Improvement
                  Series A, 4.50%, due 4/1/06 ................         2,160,440

                                                                       9,428,151

See Notes to Schedules of Investments and Financial Statements.

4  Janus Income Funds  April 30, 2003

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SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
North Dakota - 0.4%
$  1,220,000    Grand Forks Senior Housing Revenue
                  (4,000 Valley Square Project)
                  6.375%, due 12/1/34 ........................    $    1,011,429

Ohio - 5.6%
   3,135,000    Cleveland Waterworks Revenue
                  (MBIA Insured), Series G, 5.50%
                  due 1/1/21 .................................         3,601,425
   1,500,000    Northwest Local School District
                  (MBIA Insured), 5.00%, due 12/1/22 .........         1,563,000
                Olentangy Local School District
                  (School Facilities Construction and
                  Improvement), Series A:
   1,480,000      5.25%, due 12/1/19 .........................         1,600,768
   1,560,000      5.25%, due 12/1/20 .........................         1,678,357
                State Building Authority (Adult Correctional
                  Facility Building Fund):
   2,000,000      Series A, 5.00%, due 4/1/22 ................         2,074,580
   3,000,000      Series B, 5.25%, due 4/1/15 ................         3,434,400

                                                                      13,952,530
Oklahoma - 0.7%
     500,000    McGee Creek Authority Water Revenue
                  (MBIA Insured), 6.00%, due 1/1/23 ..........           604,315
   1,000,000    Tulsa Industrial Authority Revenue
                  (University of Tulsa), (MBIA Insured)
                  Series A, 6.00%, due 10/1/16 ...............         1,216,330

                                                                       1,820,645
Pennsylvania - 0.8%
   2,000,000    Allegheny County Port Authority Special
                  Revenue, (FGIC Insured), 5.00%
                  due 3/1/25 .................................         2,054,840

Rhode Island - 0.4%
   1,000,000    State Health and Educational Building Corp.
                  Revenue, Higher Education Facility
                  (Bryant College), (AMBAC Insured)
                  5.00%, due 12/1/31 .........................         1,023,940

South Carolina - 0.9%
   2,000,000    Spartanburg County School District No. 007
                  (SCSDE Insured), 5.00%, due 3/1/20 .........         2,122,800

Tennessee - 2.6%
                Putnam County, (FGIC Insured):
   1,490,000      5.25%, due 4/1/17 ..........................         1,686,963
   2,000,000      5.25%, due 4/1/19 ..........................         2,241,760
   1,000,000    Tennessee State, Series A, 5.00%, due 5/1/05 .         1,069,350
   1,440,000    Wilson County Capital Outlay Notes
                  (MBIA Insured), Series A, 5.00%
                  due 6/15/04 ................................         1,501,344

                                                                       6,499,417

Texas - 11.7%
$  3,000,000    Arlington Independent School District
                  (PSF-GTD Insured), 5.00%, due 2/15/15 ......    $    3,174,870
   1,000,000    Harris County, 5.125%, due 10/1/13 ...........         1,081,410
                Houston Water and Sewer Systems Revenue:
   1,000,000      (Capital Appreciation Junior Lien)
                  Series A, 0%, due 12/1/27 ..................           267,470
   1,000,000      (Junior Lien), Series A, 5.50%, due 12/1/16          1,112,810
   4,875,000      (Junior Lien), Series B, 5.00%, due 12/1/05          5,297,467
   2,000,000    Houston Water Conveyance System Contract
                  Certificates of Participation, (AMBAC
                  Insured), Series J, 6.25%, due 12/15/15 ....         2,428,580
   1,610,000    Mansfield Independent School District
                  (PSF-GTD Insured), 6.00%, due 2/15/11 ......         1,884,666
   2,000,000    North Harris Montgomery Community
                  College District, (FGIC Insured)
                  5.375%, due 2/15/14 ........................         2,243,320
                Northside Independent School District
                  (PSF-GTD Insured):
   2,000,000      4.25%, due 8/1/15 ..........................         2,046,580
   1,000,000      5.00%, due 2/15/23 .........................         1,023,270
   5,000,000      2.25%, due 8/1/31 ..........................         5,012,100
   1,000,000    Orange County Naval and Port District
                  Industrial Development Corp. Revenue
                  (North Star Steel Texas Project)
                  6.375%, due 2/1/17 .........................         1,059,300
   2,100,000    Round Rock Independent School District
                  (PSF-GTD Insured), Series B, 5.70%
                  due 8/1/11 .................................         2,300,739

                                                                      28,932,582
Utah - 0.4%
   1,000,000    Salt Lake City Municipal Building Authority
                  Lease Revenue, (AMBAC Insured)
                  5.20%, due 10/15/20 ........................         1,053,920

Washington - 10.8%
   1,920,000    Central Puget Sound Regional Transportation
                  Authority, Sales Tax and Motor Vehicle
                  Excise Tax Revenue, (FGIC Insured)
                  5.25%, due 2/1/21 ..........................         2,104,512
                Clark County:
   1,885,000      5.125%, due 12/1/24 ........................         1,939,910
   1,000,000      5.125%, due 12/1/26 ........................         1,022,750
   5,000,000    Energy Northwest Electric Revenue
                  Series B, 6.00%, due 7/1/17 ................         5,774,550
   2,000,000    Seattle, 5.00%, due 8/1/25 ...................         2,036,580
                Vancouver, (MBIA Insured):
   3,060,000      5.25%, due 12/1/13 .........................         3,476,588
   3,400,000      5.25%, due 12/1/15 .........................         3,848,358
                Washington State:
   1,000,000      (FSA Insured), Series R-A, 5.25%
                  due 9/1/04 .................................         1,052,410
   1,725,000      Series B, 5.50%, due 5/1/18 ................         1,967,035
   1,000,000      Series C, 5.50%, due 7/1/13 ................         1,149,930
   2,000,000      Series C, 6.00%, due 7/1/15 ................         2,411,680

                                                                      26,784,303

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Income Funds  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FEDERAL TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Wisconsin - 1.1%
$  1,515,000    Southeast Wisconsin Professional Baseball
                  Park District Sales Tax Revenue, (MBIA
                  Insured), Series B, 5.50%, due 12/15/09 ....    $    1,746,507
   1,000,000    Waukesha School District, (FSA Insured)
                  4.10%, due 4/1/10 ..........................         1,051,560

                                                                       2,798,067
Wyoming - 0.4%
   1,000,000    Sweetwater County Pollution Control
                  Revenue, (Idaho Power Co. Project)
                  Series A, 6.05%, due 7/15/26 ...............         1,031,530
--------------------------------------------------------------------------------
Total Investments (total cost $238,456,132) - 99.6% ..........       246,406,185
--------------------------------------------------------------------------------
Cash, Receivables, and Other Assets, net of Liabilities - 0.4%           920,347
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  247,326,532
--------------------------------------------------------------------------------

ACA - American Capital Access Corp.
AMBAC - American Municipal Bond Assurance Corp.
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
FSA-CR - Financial Security Assurance, Inc. - Custodial Receipts
MBIA - Municipal Bond Investors Assurance Corp.
MBIA-IBC - Municipal Bond Investors Assurance Corp. - Insured Bond Certificates PSF-GTD - Public School Fund - Guaranteed
Q-SBLF - Qualified School Bond Loan Fund
SCSDE - South Carolina School District Enhancement
XLCA - XL Capital Assurance, Inc.

See Notes to Schedules of Investments and Financial Statements.

6  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

--------------------------------------------------------------------------------

[PHOTO]
Ronald Speaker
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Flexible Income Fund gained 5.39% while its benchmark, the Lehman Brothers Government/ Credit Index, rose 5.52%.(1) For the 12-month period ended April 30, 2003, the Fund earned a first-quartile position, ranking it 15th out of 389 Intermediate Investment Grade Debt Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

During the period, the S&P 500(R) Index and the Dow Jones Industrial Average returned 4.47% and 2.22%, respectively, as the Lehman Brothers Government/Credit Index gained 5.52% and the Lehman Brothers High Yield Bond Index gained 22.75%. Treasury yields generally fell as prices rose, with gains most pronounced at the extreme ends of the yield curve. The decline in short-term rates was aided by a 50-basis point cut in the Federal Funds rate on the opening days of the period. Durable goods orders rose unexpectedly by 2% in March, after declining most of the period. April's reading of consumer confidence as tracked by the Conference Board logged its biggest jump in more than 10 years after hitting a nine-year low in March. Meanwhile, after exhibiting signs of strength for most of the six-month period, the Institute for Supply Management's manufacturing index declined in March and April to its lowest level since November 2001.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest disappointments were our multiple investments in senior notes issued by hospital operator Tenet Healthcare. These carry a 5.375% coupon and are due November 15, 2006.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

The Fund's top contributors included senior notes in auto manufacturer subsidiary Ford Motor Credit, 5.75%, due February 23, 2004 as well as senior notes issued by Public Service Company of Colorado (Xcel Energy), 7.875%, due October 1, 2012. Senior notes issued by StanCorp Financial Group, 6.875%, due October 1, 2012, also supported our results. Mortgage lender Fannie Mae's bonds, 6.625%, due November 15, 2030, and computer company IBM's bonds, 5.875%, due November 29, 2032, also rose.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Relative to our benchmark, our overweight position in health care hurt performance. Meanwhile, our overweight positions in the cable/media industry as well as utilities supported our results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Above all, we are confident in the all-weather appeal of bonds. Market volatility has reminded investors of the importance of diversification and the vital role bonds can play in even the most aggressive of portfolios. Furthermore, we will continue to rely on our ongoing research, fresh insights and nimble investment strategy to attempt to deliver on our goal of creating dependable returns for our investors - whatever the future may hold.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                           Janus Income Funds  April 30, 2003  7

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--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------

Janus Flexible Income Fund $36,025
Lehman Brothers Government/Credit Index $36,547

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Flexible Income Fund and the Lehman Brothers Government/Credit Index. Janus Flexible Income Fund is represented by a shaded area of blue. The Lehman Brothers Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 7, 1987, through April 30, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Flexible Income Fund ($36,025) as compared to the Lehman Brothers Government/ Credit Index ($36,547).

                              ONE         FIVE        TEN         SINCE
                              YEAR        YEAR        YEAR        7/7/87*
--------------------------------------------------------------------------------
Janus Flexible
Income Fund                   11.81%      6.12%       7.89%       8.43%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
Index                         12.43%      7.77%       7.33%       8.53%

FUND STRATEGY
--------------------------------------------------------------------------------
In seeking to obtain maximum total return while preserving capital, this diversified income fund invests in a wide variety of income-producing securities.

FUND PROFILE
--------------------------------------------------------------------------------
                                 APRIL 30, 2003      OCTOBER 31, 2002

Weighted Average Maturity              7.6 Yrs.              7.4 Yrs.
Average Modified Duration**            5.3 Yrs.              5.1 Yrs.
30-Day Current Yield***                   3.59%                 3.79%
Weighted Average Fixed Income
  Credit Rating                               A                     A
Number of Bonds/Notes                       219                   150

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 0.5%
Cash and Cash Equivalents -- 2.6%
Foreign Dollar/Non-Dollar Bonds -- 7.4%
U.S. Treasury Notes/Bonds -- 12.1%
U.S. Government Agencies -- 16.7%
Corporate Bonds -- 60.7%

TOP 10 INDUSTRIES
--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

[BAR CHART OMITTED]

Cable Television                   4.9%
Electric-- Integrated              4.2%
Multimedia                         3.2%
Finance-- Auto Loans               2.6%
Medical Hospitals                  2.4%
Oil Companies-- Integrated         2.3%
Medical-- HMO                      2.2%
Food-- Retail                      2.1%
Diversified Financial Services     2.0%
Retail-- Discount                  1.9%

--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Flexible Income Fund 148th out of 210 and 3rd out of 84 for the 5-, and 10-year periods respectively.

   * The Fund's inception date.

  ** A theoretical measure of price volatility.

 *** Yield will fluctuate.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Adviser has agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown the Fund's actual expenses exceeded the cap, its yield and total return would have been lower. There were no waivers in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

8  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 65.2%
Aerospace and Defense - 0.6%
$ 10,110,000    Raytheon Co., 6.50%
                  notes, due 7/15/05 .........................    $   10,915,716

Automotive - Truck Parts and Equipment - 0.2%
   3,750,000    TRW Automotive, Inc., 10.125%
                  senior notes, due 2/15/13 (144A) ...........         4,352,482

Beverages - Non-Alcoholic - 0.9%
                Coca-Cola Enterprises, Inc.:
  10,750,000      4.375%, notes, due 9/15/09 .................        11,221,011
   4,500,000      6.125%, notes, due 8/15/11 .................         5,053,239

                                                                      16,274,250
Beverages - Wine and Spirits - 0.3%
   5,500,000    Brown-Forman Corp., 2.125%
                  notes, due 3/15/06 (144A) ..................         5,479,859

Brewery - 0.7%
   3,500,000    Anheuser-Busch Companies, Inc., 5.95%
                  debentures, due 1/15/33 ....................         3,728,851
   9,000,000    Coors Brewing Co., 6.375%
                  company guaranteed notes, due 5/15/12 ......        10,077,471

                                                                      13,806,322
Broadcast Services and Programming - 0.3%
   1,350,000    Clear Channel Communications, Inc., 6.00%
                  notes, due 11/1/06 .........................         1,460,120
   3,750,000    Liberty Media Corp., 5.70%
                  notes, due 5/15/13 .........................         3,761,813

                                                                       5,221,933
Building - Residential and Commercial - 0.4%
   5,000,000    Pulte Homes, Inc., 6.25%
                  notes, due 2/15/13 .........................         5,398,580
   2,500,000    Toll Brothers, Inc., 6.875%
                  notes, due 11/15/12 (144A) .................         2,773,767

                                                                       8,172,347
Building Products - Cement and Aggregate - 0.2%
   3,000,000    Hanson Australia Funding, Ltd., 5.25%
                  company guaranteed notes, due 3/15/13 ......         2,993,400

Cable Television - 4.9%
                British Sky Broadcasting Group PLC:
   5,000,000      7.30%, company guaranteed notes
                  due 10/15/06 ...............................         5,400,000
  19,000,000      6.875%, company guaranteed notes
                  due 2/23/09 ................................        20,567,500
  10,000,000    Comcast Cable Communications, Inc.
                  6.375%, notes, due 1/30/06 .................        10,839,330
                Comcast Corp.:
   9,000,000      5.85%, notes, due 1/15/10 ..................         9,576,711
  11,250,000      5.50%, notes, due 3/15/11 ..................        11,605,286
   5,750,000      7.05%, bonds, due 3/15/33 ..................         6,237,841
                Cox Communications, Inc.:
   7,700,000      6.875%, notes, due 6/15/05 .................         8,416,062
   1,000,000      7.125%, notes, due 10/1/12 .................         1,167,660
                TCI Communications, Inc.:
   3,750,000      6.375%, senior notes, due 5/1/03 ...........         3,750,000
  11,750,000      7.875%, notes, due 8/1/13 ..................        13,750,050

                                                                      91,310,440
Cellular Telecommunications - 0.2%
   4,250,000    Nextel Communications, Inc., 9.375%
                  senior notes, due 11/15/09 .................         4,590,000

Commercial Banks - 1.4%
$  1,500,000    Citizens Banking Corp., 5.75%
                  subordinated notes, due 2/1/13 (144A) ......    $    1,481,989
   2,500,000    First Tennessee Bank, 4.625%
                  subordinated notes, due 5/15/13 ............         2,508,925
   5,000,000    Hudson United Bancorp, Inc., 8.20%
                  subordinated debentures, due 9/15/06 .......         5,642,530
   5,500,000    Sovereign Bank, 5.125%
                  notes, due 3/15/13 .........................         5,486,250
  11,250,000    US Bancorp, 2.75%
                  senior notes, due 3/30/06 ..................        11,391,851

                                                                      26,511,545
Commercial Services - 1.0%
                ARAMARK Services, Inc.:
   6,000,000      7.00%, company guaranteed notes
                  due 5/1/07 .................................         6,435,786
   4,250,000      6.375%, company guaranteed notes
                  due 2/15/08 ................................         4,482,322
   7,000,000    PHH Corp., 6.00%
                  notes, due 3/1/08 ..........................         7,336,371

                                                                      18,254,479
Computers - 1.3%
   8,500,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 .........................         8,670,000
                IBM Corp.:
   5,250,000      4.25%, notes, due 9/15/09 ..................         5,467,276
   4,750,000      4.75%, notes, due 11/29/12 .................         4,889,755
   5,750,000      5.875%, bonds, due 11/29/32 ................         6,036,948

                                                                      25,063,979
Consumer Products - Miscellaneous - 1.3%
                Dial Corp.:
  12,250,000      7.00%, senior notes, due 8/15/06 ...........        13,533,910
   9,770,000      6.50%, senior notes, due 9/15/08 ...........        10,585,150

                                                                      24,119,060
Containers - Metal and Glass - 1.1%
   2,500,000    Ball Corp., 6.875%
                  company guaranteed senior notes
                  due 12/15/12 ...............................         2,631,250
                Owens-Brockway Glass Container, Inc.:
   3,750,000      8.875%, company guaranteed notes
                  due 2/15/09 ................................         4,021,875
   2,000,000      7.75%, secured notes, due 5/15/11 (144A) ...         2,070,000
   3,500,000      8.75%, secured senior notes, due 11/15/12 ..         3,736,250
   7,750,000    Owens-Illinois, Inc., 7.85%
                  senior notes, due 5/15/04 ..................         8,098,750

                                                                      20,558,125
Containers - Paper and Plastic - 0.1%
   2,250,000    Sealed Air Corp., 5.375%
                  notes, due 4/15/08 (144A) ..................         2,324,255

Cosmetics and Toiletries - 0.8%
   5,500,000    Gillette Co., 4.125%
                  notes, due 8/30/07 .........................         5,743,909
   8,500,000    Procter & Gamble Co., 4.75%
                  notes, due 6/15/07 .........................         9,108,005

                                                                      14,851,914
Data Processing and Management - 0.2%
   3,000,000    Fiserv, Inc., 4.00%
                  notes, due 4/15/08 (144A) ..................         3,044,319

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Income Funds  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Diversified Financial Services - 2.0%
$  6,500,000    Citigroup, Inc., 4.875%
                  bonds, due 5/7/15 ..........................    $    6,509,425
                General Electric Capital Corp.:
  20,000,000      2.85%, notes, due 1/30/06 ..................        20,296,360
   6,000,000      6.00%, notes, due 6/15/12 ..................         6,620,820
   3,250,000    John Deere Capital Corp., 4.125%
                  notes, due 7/15/05 .........................         3,406,868

                                                                      36,833,473
Diversified Operations - 0.8%
                Cendant Corp.:
   1,500,000      6.875%, notes, due 8/15/06 .................         1,640,052
   6,750,000      6.25%, notes, due 3/15/10 ..................         7,149,701
   6,500,000    Tyco International Group S.A., 6.375%
                  company guaranteed notes, due 06/15/05** ...         6,565,000

                                                                      15,354,753
Drug Delivery Systems - 0.1%
   1,250,000    Fresenius Finance BV, 7.75%
                  company guaranteed notes
                  due 4/30/09 (144A)** .......................         1,447,340

Electric - Integrated - 4.2%
   4,000,000    AmerenEnergy Generating Co., 7.95%
                  notes, due 6/1/32 ..........................         4,887,148
  11,250,000    Cinergy Corp., 6.25%
                  debentures, due 9/1/04 .....................        11,868,975
                Dominion Resources, Inc.:
   7,000,000      2.80%, notes, due 2/15/05 ..................         7,048,181
   5,500,000      4.125%, notes, due 2/15/08 .................         5,625,950
   3,500,000      5.125%, notes, due 12/15/09 ................         3,645,863
   6,750,000      5.00%, senior notes, due 3/15/13 ...........         6,797,682
                Public Service Company of Colorado:
   1,000,000      6.875%, senior notes, due 7/15/09 ..........         1,127,020
   9,000,000      7.875%, senior notes, due 10/1/12 ..........        11,029,086
   5,500,000      4.875%, first mortgage notes
                  due 3/1/13 (144A) ..........................         5,549,148
   4,500,000    Southwestern Public Service Co., 5.125%
                  senior notes, due 11/1/06 ..................         4,715,887
                TXU Corp.:
   2,250,000      6.375%, senior notes, due 6/15/06 ..........         2,396,250
   8,500,000      6.375%, notes, due 1/1/08 ..................         9,010,000
   4,500,000      7.00%, notes, due 3/15/13 (144A) ...........         4,969,130

                                                                      78,670,320
Fiduciary Banks - 0%
     750,000    Wilmington Trust Corp., 4.875%
                  notes, due 4/15/13 (144A) ..................           751,397

Finance - Auto Loans - 2.6%
  25,000,000    Ford Motor Credit Co., 5.75%
                  senior notes, due 2/23/04 ..................        25,431,700
                General Motors Acceptance Corp.:
  16,500,000      5.25%, notes, due 5/16/05 ..................        16,933,125
   2,750,000      6.125%, notes, due 8/28/07 .................         2,855,641
   2,500,000      6.875%, notes, due 8/28/12 .................         2,542,343

                                                                      47,762,809
Finance - Consumer Loans - 1.9%
                Household Finance Corp.:
   4,500,000      3.375%, notes, due 2/21/06 .................         4,628,003
   5,250,000      4.625%, notes, due 1/15/08 .................         5,478,391
   5,500,000      6.375%, notes, due 11/27/12 ................         6,067,605
                SLM Corp.:
   9,000,000      3.625%, notes, due 3/17/08 .................         9,067,311
   5,500,000      5.125%, notes, due 8/27/12 .................         5,724,785
   5,000,000      5.05%, notes, due 11/14/14 .................         5,081,865

                                                                      36,047,960
Finance - Other Services - 0.9%
$  6,000,000    Mellon Funding Corp., 5.00%
                  notes, due 12/1/14 .........................    $    6,238,656
   9,000,000    National Rural Utilities, 5.75%
                  notes, due 8/28/09 .........................         9,764,388

                                                                      16,003,044
Food - Canned - 0.2%
                Del Monte Corp.:
   1,250,000      9.25%, company guaranteed notes
                  due 5/15/11 ................................         1,351,563
   2,750,000      8.625%, senior subordinated notes
                  due 12/15/12 (144A) ........................         2,959,688

                                                                       4,311,251
Food - Dairy Products - 0.4%
   6,500,000    Dean Foods Co., 6.625%
                  senior notes, due 5/15/09 ..................         6,695,000

Food - Diversified - 1.6%
                General Mills, Inc.:
   5,000,000      5.125%, notes, due 2/15/07 .................         5,385,180
   7,500,000      3.875%, notes, due 11/30/07 ................         7,627,170
   1,050,000      6.00%, notes, due 2/15/12 ..................         1,151,916
                Kellogg Co.:
   6,625,000      6.00%, notes, due 4/1/06 ...................         7,277,953
   8,000,000      6.60%, notes, due 4/1/11 ...................         9,147,560

                                                                      30,589,779
Food - Retail - 2.1%
                Fred Meyer, Inc.:
  10,750,000      7.375%, company guaranteed notes
                  due 3/1/05 .................................        11,619,729
   8,500,000      7.45%, company guaranteed notes
                  due 3/1/08 .................................         9,725,768
  10,000,000    Safeway, Inc., 6.15%
                  notes, due 3/1/06 ..........................        10,847,720
   1,750,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 ..................         1,859,375
   4,000,000    Winn-Dixie Stores, Inc., 8.875%
                  senior notes, due 4/1/08 ...................         4,300,000

                                                                      38,352,592
Foreign Government - 1.1%
                United Mexican States:
   1,750,000      4.625%, notes, due 10/8/08 .................         1,774,500
  10,750,000      6.375%, notes, due 1/16/13 .................        11,260,625
   7,000,000      8.00%, notes, due 9/24/22 ..................         7,752,500

                                                                      20,787,625
Funeral Services and Related Items - 0.2%
   3,500,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 ........................         3,517,500

Gas - Distribution - 0.4%
   2,250,000    Centerpoint Energy Resources Corp., 6.50%
                  debentures, due 2/1/08 .....................         2,407,500
   5,250,000    Southwest Gas Corp., 7.625%
                  notes, due 5/15/12 .........................         5,887,035

                                                                       8,294,535
Hotels and Motels - 1.0%
   4,500,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 .......         4,545,000
  13,000,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 .................        13,455,000

                                                                      18,000,000
Insurance Brokers - 0.2%
   3,000,000    Marsh & McLennan Companies, Inc., 6.25%
                  notes, due 3/15/12 .........................         3,357,282

See Notes to Schedules of Investments and Financial Statements.

10  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Investment Management and Advisory Services - 0.2%
$  4,500,000    Franklin Resources, Inc., 3.70%
                  notes, due 4/15/08 .........................    $    4,510,364

Leisure, Recreation and Gaming - 0.4%
   7,000,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......         7,140,000

Life and Health Insurance - 1.9%
   6,500,000    Americo Life, Inc., 7.875%
                  notes, due 5/1/13 (144A) ...................         6,418,750
  11,000,000    Delphi Financial Group, Inc., 8.00%
                  senior notes, due 10/1/03 ..................        11,178,750
   4,500,000    Nationwide Financial Services, Inc., 5.625%
                  notes, due 2/13/15 .........................         4,575,335
  11,890,000    StanCorp Financial Group, Inc., 6.875%
                  senior notes, due 10/1/12 ..................        12,971,645

                                                                      35,144,480
Linen Supply and Related Items - 0.2%
   2,750,000    Cintas Corp., 6.00%
                  senior notes, due 6/1/12 ...................         3,019,995

Machine Tools and Related Products - 0.3%
   4,500,000    Kennametal, Inc., 7.20%
                  senior notes, due 6/15/12 ..................         4,790,574

Medical - HMO - 2.2%
                UnitedHealth Group, Inc.:
   8,350,000      7.50%, notes, due 11/15/05 .................         9,400,221
   7,500,000      5.20%, notes, due 1/17/07 ..................         8,005,470
   4,500,000      4.875%, notes, due 4/1/13 ..................         4,604,486
  16,750,000    WellPoint Health Networks, Inc., 6.375%
                  notes, due 6/15/06 .........................        18,502,419

                                                                      40,512,596
Medical - Hospitals - 2.4%
                HCA, Inc.:
  15,000,000      6.91%, notes, due 6/15/05 ..................        15,945,375
   3,000,000      7.00%, notes, due 7/1/07 ...................         3,237,522
   9,000,000      6.95%, notes, due 5/1/12 ...................         9,677,880
   6,500,000      6.25%, notes, due 2/15/13 ..................         6,710,268
   3,500,000      8.36%, debentures, due 4/15/24 .............         3,897,779
   5,750,000    Tenet Healthcare Corp., 5.375%
                  senior notes, due 11/15/06 .................         5,548,750

                                                                      45,017,574
Medical - Nursing Home - 0.1%
   1,250,000    Manor Care, Inc., 6.25%
                  notes, due 5/1/13 (144A) ...................         1,267,188

Medical Labs and Testing Services - 1.8%
   2,250,000    Laboratory Corporation of America Holdings
                  5.50%, notes, due 2/1/13 ...................         2,321,703
                Quest Diagnostics, Inc.:
  15,000,000      6.75%, senior notes, due 7/12/06 ...........        16,583,355
  12,000,000      7.50%, senior notes, due 7/12/11 ...........        14,126,328

                                                                      33,031,386
Medical Products - 0.1%
   1,000,000    Fresenius Medical Care Capital Trust IV
                  7.875%, company guaranteed notes
                  due 6/15/11 ................................         1,045,000

Metal - Diversified - 0.4%
   7,000,000    Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, senior notes, due 2/1/10 (144A) ...         7,577,500

Metal Processors and Fabricators - 0.1%
$  2,250,000    Timken Co., 5.75%
                  notes, due 2/15/10 .........................    $    2,293,063

Multi-Line Insurance - 0.3%
   3,250,000    Aon Corp., 6.20%
                  notes, 1/15/07(OMEGA) ......................         3,547,563
   2,000,000    Farmers Insurance Group of Companies
                  8.50%, notes, due 8/1/04 (144A) ............         2,033,444

                                                                       5,581,007
Multimedia - 3.2%
                AOL Time Warner, Inc.:
  10,000,000      5.625%, notes, due 5/1/05 ..................        10,532,600
   5,525,000      6.875%, company guaranteed senior notes
                  due 5/1/12 .................................         6,026,156
                Belo Corp.:
   5,500,000      7.125%, senior notes, due 6/1/07 ...........         6,124,470
   2,750,000      8.00%, senior notes, due 11/1/08 ...........         3,254,240
   4,000,000    Corus Entertainment, Inc., 8.75%
                  senior subordinated notes, due 3/1/12 ......         4,300,000
   1,000,000    Cox Enterprises, Inc., 4.375%
                  notes, due 5/1/08 (144A) ...................         1,015,810
  11,750,000    Gannett Company, Inc., 4.95%
                  notes, due 4/1/05 ..........................        12,444,848
                News America, Inc.:
   6,000,000      6.625%, senior notes, due 1/9/08 ...........         6,619,692
     500,000      4.75%, notes, due 3/15/10 (144A) ...........           507,055
                Viacom, Inc.:
   5,000,000      6.40%, company guaranteed notes
                  due 1/30/06 ................................         5,519,970
   3,000,000      5.625%, company guaranteed notes
                  due 8/15/12 ................................         3,246,360

                                                                      59,591,201
Mutual Insurance - 0.3%
                Liberty Mutual Insurance:
   4,500,000      8.50%, notes, due 5/15/25 (144A) ...........         3,796,691
   2,250,000      7.875%, notes, due 10/15/26 (144A) .........         1,741,815

                                                                       5,538,506
Networking Products - 0%
                Candescent Technologies Corp.:
   4,250,000      8.00%, convertible senior subordinated
                  debentures, due 5/1/03(OMEGA),(DELTA),+ ....           361,250
   2,750,000      8.00%, convertible senior subordinated
                  debentures, due 5/1/03(OMEGA),(PI),+ .......           233,750

                                                                         595,000
Non-Hazardous Waste Disposal - 1.7%
   8,750,000    Republic Services, Inc., 6.75%
                  notes, due 8/15/11 .........................         9,852,517
                Waste Management, Inc.:
  11,000,000      7.00%, senior notes, due 10/1/04 ...........        11,690,525
   8,000,000      7.375%, notes, due 8/1/10 ..................         9,327,416

                                                                      30,870,458
Office Automation and Equipment - 0.4%
   7,500,000    Pitney Bowes, Inc., 4.75%
                  notes, due 5/15/18 .........................         7,499,850

Oil and Gas Drilling - 0%
     500,000    Westport Resources Corp., 8.25%
                  company guaranteed senior subordinated
                  notes, due 11/1/11 (144A) ..................           545,000

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 1.6%
$  2,500,000    Magnum Hunter Resources, Inc., 9.60%
                  senior notes, due 3/15/12 ..................    $    2,700,000
                Pemex Project Funding Master Trust.:
  10,000,000      6.125%, notes, due 8/15/08 (144A) ..........        10,575,000
   9,000,000      7.375%, company guaranteed notes
                  due 12/15/14 ...............................         9,765,000
   5,350,000      8.625%, company guaranteed notes
                  due 2/1/22 .................................         5,938,500

                                                                      28,978,500
Oil Companies - Integrated - 2.3%
  10,500,000    ChevronTexaco Capital Co., 3.50%
                  company guaranteed notes, due 9/17/07 ......        10,745,700
                Conoco Funding Co.:
  12,000,000      5.45%, company guaranteed notes
                  due 10/15/06 ...............................        13,093,224
   8,000,000      6.35%, notes, due 10/15/11 .................         9,066,016
                Occidental Petroleum Corp.:
   6,500,000      5.875%, notes, due 1/15/07 .................         7,119,313
   3,250,000      4.25%, notes, due 3/15/10 ..................         3,269,523

                                                                      43,293,776
Optical Supplies - 0.3%
                Bausch & Lomb, Inc.:
   4,500,000      6.375%, notes, due 8/1/03 ..................         4,501,611
   1,500,000      6.95%, senior notes, due 11/15/07 ..........         1,555,854

                                                                       6,057,465
Paper and Related Products - 0.5%
   2,500,000    International Paper Co., 5.85%
                  notes, due 10/30/12 (144A) .................         2,672,577
   7,000,000    Weyerhaeuser Co., 5.25%
                  notes, due 12/15/09 ........................         7,300,531

                                                                       9,973,108
Pipelines - 0.8%
   4,500,000    Kern River Funding Corp., 4.893%
                  company guaranteed notes
                  due 4/30/18 (144A) .........................         4,538,153
   5,000,000    Kinder Morgan, Inc., 6.50%
                  senior notes, due 9/1/12 ...................         5,568,750
   4,500,000    TEPPCO Partners L.P., 7.625%
                  company guaranteed notes, due 2/15/12 ......         5,154,818

                                                                      15,261,721
Property and Casualty Insurance - 1.6%
   6,000,000    First American Capital Trust, 8.50%
                  company guaranteed notes, due 4/15/12 ......         5,970,000
   7,000,000    Markel Corp., 6.80%
                  notes, due 2/15/13 .........................         7,029,743
   2,500,000    Progressive Corp., 6.25%
                  notes, due 12/1/32 .........................         2,702,848
   6,750,000    Travelers Property Casualty Corp., 5.00%
                  notes, due 3/15/13 (144A) ..................         6,873,856
   6,500,000    W.R. Berkley Corp., 5.875%
                  notes, due 2/15/13 .........................         6,605,138

                                                                      29,181,585
Publishing - Periodicals - 0.3%
                Dex Media East LLC:
   1,250,000      9.875%, senior notes, due 11/15/09 (144A) ..         1,431,250
   3,500,000      12.125%, senior subordinated notes
                  due 11/15/12 (144A) ........................         4,165,000

                                                                       5,596,250
Retail - Apparel and Shoe - 0.1%
$  2,250,000    Saks, Inc., 8.25%
                  company guaranteed notes, due 11/15/08 .....    $    2,430,000

Retail - Auto Parts - 0.3%
   5,000,000    AutoZone, Inc., 5.875%
                  notes, due 10/15/12 ........................         5,226,400

Retail - Discount - 1.9%
                Wal-Mart Stores, Inc.:
  25,000,000      6.875%, senior notes, due 8/10/09 ..........        29,603,875
   6,500,000      4.55%, notes, due 5/1/13 ...................         6,578,052

                                                                      36,181,927
Retail - Drug Store - 0.4%
   4,500,000    CVS Corp., 3.875%
                  notes, due 11/1/07 .........................         4,575,141
                Rite Aid Corp.:
   1,000,000      7.625%, senior notes, due 4/15/05 ..........           997,500
   1,000,000      7.125%, notes, due 1/15/07 .................           965,000
   1,500,000      8.125%, secured senior notes
                  due 5/1/10 (144A) ..........................         1,537,500

                                                                       8,075,141
Retail - Leisure Products - 0.3%
   4,500,000    Toys "R" Us, Inc., 7.875%
                  notes, due 4/15/13 .........................         4,680,184

Retail - Major Department Stores - 0.5%
                J.C. Penney Company, Inc.:
   3,000,000      6.00%, debentures, due 5/1/06 ..............         2,985,000
   5,750,000      7.60%, notes, due 4/1/07 ...................         6,037,500

                                                                       9,022,500
Retail - Restaurants - 0.1%
   1,000,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 ..........................         1,112,500

Satellite Telecommunications - 0.3%
   5,250,000    EchoStar DBS Corp., 9.125%
                  senior notes, due 1/15/09 ..................         5,906,250

Savings/Loan/Thrifts - 0.3%
   4,750,000    Webster Bank, 5.875%
                  subordinated notes, due 1/15/13 ............         4,951,623

Telecommunication Services - 1.0%
                Verizon Global Funding Corp.:
  12,000,000      4.00%, notes, due 1/15/08 ..................        12,273,900
   5,000,000      6.875%, notes, due 6/15/12 .................         5,735,030

                                                                      18,008,930
Theaters - 0.2%
   2,750,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 ......         2,887,500

Transportation - Railroad - 0.1%
   2,500,000    CSX Corp., 4.875%
                  notes, due 11/1/09 .........................         2,599,658

Travel Services - 0.6%
  11,000,000    USA Interactive, 7.00%
                  notes, due 1/15/13 .........................        12,086,327

Veterinary Diagnostics - 0.1%
   2,250,000    Vicar Operating, Inc., 9.875%
                  company guaranteed notes, due 12/1/09 ......         2,486,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $1,146,831,452) ..................     1,214,189,422
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

12  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Foreign Bonds - 2.9%
Foreign Government - 2.9%
                Deutschland Republic:
EUR
   7,500,000      4.50%, bonds, due 8/17/07** ................    $    8,792,850
  34,750,000      5.00%, bonds, due 7/4/12** .................        41,391,740
   3,250,000    Spanish Government, 5.00%
                  bonds, due 7/30/12** .......................         3,887,854
--------------------------------------------------------------------------------
Total Foreign Government (cost $48,571,800) ..................        54,072,444
--------------------------------------------------------------------------------
Preferred Stock - 0.5%
Savings/Loan/Thrifts - 0.5%
     350,000    Chevy Chase Savings Bank, 13.00%
                  (cost $10,863,750) .........................         8,925,000
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       5,000    Ono Finance PLC - expires 5/31/09*,+ .........                50
Telephone - Integrated - 0%
       2,700    Versatel Telecom B.V. - expires 5/15/08*,+ ...                 0
Web Hosting/Design - 0%
       4,190    Equinix, Inc. - expires 12/1/07*,+ ...........                 0
--------------------------------------------------------------------------------
Total Warrants (cost $0) .....................................                50
--------------------------------------------------------------------------------
U.S. Government Agencies - 16.7%
                Fannie Mae:
$ 95,165,000      3.875%, due 3/15/05 ........................        99,316,192
  11,630,000      4.375%, due 10/15/06 .......................        12,399,359
  16,750,000      3.25%, due 11/15/07 ........................        17,015,236
  12,182,000      5.25%, due 1/15/09 .........................        13,399,116
  45,350,000      6.25%, due 2/1/11 ..........................        51,346,812
   6,350,000      3.375%, due 9/15/12 ........................         6,424,886
   6,500,000      4.625%, due 5/1/13 .........................         6,538,506
  43,930,000      6.625%, due 11/15/30 .......................        52,573,711
                Federal Home Loan Bank System:
  29,255,000      5.125%, due 3/6/06 .........................        31,651,277
   4,500,000      9.5%, due 2/27/15 ..........................         4,500,378
  14,000,000    Freddie Mac, 5.875%
                  due 3/21/11 ................................        15,521,184
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $293,404,764) ...........       310,686,657
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 12.1%
  16,010,000      5.75%, due 11/15/05 ........................        17,595,358
   6,190,000      5.625%, due 2/15/06 ........................         6,823,509
   9,410,000      3.50%, due 11/15/06 ........................         9,809,191
  24,965,000      4.375%, due 5/15/07 ........................        26,787,645
  14,670,000      3.00%, due 2/15/08 .........................        14,821,277
   3,897,000      6.00%, due 8/15/09 .........................         4,511,081
   9,144,939      3.00%, due 7/15/12# ........................        10,019,341
   7,865,000      3.875%, due 2/15/13 ........................         7,875,445
  12,365,000      7.25%, due 5/15/16 .........................        15,945,533
  27,885,000      7.25%, due 8/15/22 .........................        36,567,469
  40,510,000      6.25%, due 8/15/23 .........................        47,979,031
   6,955,000      6.25%, due 5/15/30 .........................         8,380,504
  15,665,000      5.375%, due 2/15/31** ......................        17,093,209
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $215,577,522) ..........       224,208,593
--------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
$ 37,700,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $37,701,382
                  collateralized by $2,939,171
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $57,233,979 in U.S. Government Agencies
                  0%-7.50%, 2/15/05-4/1/32
                  $2,243,884 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $2,444,838
                  $33,304,966 and $2,704,234
                  (cost $37,700,000) .........................    $   37,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,752,949,288) - 99.4% .......      1,849,782,166
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6%         12,002,317
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $1,861,784,483
--------------------------------------------------------------------------------

CONTRACTS
--------------------------------------------------------------------------------
Financial Futures - Short
       1,978    U.S. Treasury - 10-year Bond
                  expires June 2003, principal
                  amount $227,538,603, value $227,717,250
                  cumulative depreciation ....................    $    (178,647)
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.2%          $     2,993,400
Canada                                             1.4%               26,459,240
Germany                                            2.7%               50,184,591
Luxembourg                                         0.4%                6,565,000
Mexico                                             1.1%               20,787,625
Netherlands                                        0.1%                1,447,340
Spain                                              0.2%                3,887,854
United Kingdom                                     1.4%               25,967,550
United States++                                   92.5%            1,711,489,566
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,849,782,166

++Includes Short-Term Securities (90.5% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03                   48,350,000    $    53,681,305    $    (2,309,999)
--------------------------------------------------------------------------------
Total                                        $    53,681,305    $    (2,309,999)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

--------------------------------------------------------------------------------

[PHOTO]
Sandy Rufenacht
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus High-Yield Fund gained 9.87% while its benchmark, the Lehman Brothers High-Yield Bond Index, rose 22.75%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 237th out of 385 High Current Yield Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

During the period, the S&P 500(R) Index and the Dow Jones Industrial Average returned 4.47% and 2.22%, respectively, as the Lehman Brothers 1-3 Year Government/Credit Index gained 2.37% and the JPMorgan High Yield Bond Index gained 19.05%. Treasury yields generally fell as prices rose, with gains most pronounced at the extreme ends of the yield curve. The decline in short-term rates was aided by a 50-basis point cut in the Federal Funds rate on the opening days of the period. Durable goods orders rose unexpectedly by 2% in March, after declining for most of the period. April's reading of consumer confidence as tracked by the Conference Board logged its biggest jump in more than 10 years after hitting a nine-year low in March. Meanwhile, after exhibiting signs of strength for most of the six-month period, the Institute for Supply Management's manufacturing index declined in March and April to its lowest level since November 2001.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest disappointment was our investment in company guaranteed notes with a 9.25% coupon, due February 15, 2009, issued by New World Pasta, a dry pasta manufacturer. Chipmaker Micron Technology's convertible subordinated notes yielding 2.50%, due February 1, 2010, as well as senior subordinated notes with a 9.35% coupon, due December 15, 2007, issued by nursing home operator Extendicare Health Services, also detracted from our results.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

The Fund's top contributors included senior notes from digital satellite provider DIRECTV Holdings Finance LLC, yielding 8.375%, due March 15, 2013. Senior notes issued by paper-products maker Georgia-Pacific Corp., yielding 8.875%, due February 1, 2010, also supported our results as did senior subordinated notes with an 8.50% coupon due on June 1, 2010, issued by El Paso Energy Partners, the largest U.S. natural gas pipeline operator. Further boosting performance were senior notes with a 10.00% coupon, due March 15, 2013, issued by tanker operator General Maritime Corp. Home builder K. Hovnanian Enterprises' senior notes with an 8.00% coupon, due April 1, 2012, rose as well.

Q. WHAT INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

The Fund's relatively high cash position negatively impacted performance during the period. Though cash can potentially soften the impact of a volatile market, we are now working to use it to take advantage of compelling investment opportunities presented by the current new issue calendar. Our focus on higher-rated credits from the high-yield bond spectrum also pressured performance as the lower-rated bonds saw the biggest gains on average.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We are confident in our ability to weather whatever the future may hold - supported by our focus on better-quality, shorter-duration issues within the high-yield universe. We will continue to rely on our exacting credit analysis and research footwork to identify what we believe are compelling high-yield investments. Through these measures, we remain committed to our goal of providing investors with competitive returns and less downside risk than they would find in the equity market.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

14  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------

Janus High-Yield Fund $17,920
Lehman Brothers High-Yield Bond Index $14,589

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus High-Yield Fund and the Lehman Brothers High-Yield Bond Index. Janus High-Yield Fund is represented by a shaded area of blue. The Lehman Brothers High-Yield Bond Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus High-Yield Fund ($17,920) as compared to the Lehman Brothers High-Yield Bond Index ($14,589).

                                   ONE         FIVE        SINCE
                                   YEAR        YEAR        12/29/95*
--------------------------------------------------------------------------------
Janus High-Yield Fund              6.23%       3.54%       8.27%
--------------------------------------------------------------------------------
Lehman Brothers
High-Yield Bond Index              8.80%       2.29%       5.29%

FUND STRATEGY
--------------------------------------------------------------------------------
By investing primarily in higher-yielding (and higher-risk) corporate debt securities, this aggressive income fund pursues high current income as well as capital appreciation when consistent with its high current income objective.

FUND PROFILE
--------------------------------------------------------------------------------
                                 APRIL 30, 2003      OCTOBER 31, 2002

Weighted Average Maturity              5.4 Yrs.              4.6 Yrs.
Average Modified Duration**            3.8 Yrs.              3.2 Yrs.
30-Day Current Yield***                   6.25%                 6.70%
Weighted Average Fixed Income
  Credit Rating                               B                     B
Number of Bonds                             203                   155

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 0.6%
Cash and Cash Equivalents -- 9.1%
Corporate Bonds -- 90.3%

TOP 10 INDUSTRIES
--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

[BAR CHART OMITTED]

Casino Hotels                                     7.8%
Building -- Residential and Commercial            6.3%
Satellite Telecommunications                      3.7%
Oil Companies -- Exploration and Production       3.5%
Funeral Services and Related Items                3.4%
Hotels and Motels                                 3.4%
Automotive -- Truck Parts and Equipment           3.0%
Cable Television                                  2.7%
Cellular Telecommunications                       2.7%
Pipelines                                         2.6%

--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus High-Yield Fund 20th out of 212 High Current Yield Funds for the 5-year period.

   * The Fund's inception date.

  ** A theoretical measure of price volatility.

 *** Yield will fluctuate.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. Lehman Brothers 1-3 Year Government/Credit Index is composed of all bonds of investment grade with a maturity between one and three years. JPMorgan Domestic High Yield Index is designed to mirror the investible universe of the US dollar domestic high yield corporate debt market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Adviser has agreed to waive a portion of the Fund's expenses if they exceed the designated cap. If during the periods shown the Fund's actual expenses exceeded the cap, its yield and total return would have been lower. There were no waivers in effect for the most recent period presented.

There is no assurance that the investment process will consistently lead to successful investing.

                                          Janus Income Funds  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Bonds - 90.3%
Advertising Agencies - 0.6%
                Interpublic Group of Companies, Inc.:
$  2,000,000      7.875%, notes, due 10/15/05 ................    $    2,085,000
   4,000,000      7.25%, notes, due 8/15/11 ..................         4,070,000

                                                                       6,155,000
Agricultural Chemicals - 0.4%
   4,000,000    IMC Global, Inc., 6.55%
                  notes, due 1/15/05 .........................         4,040,000

Apparel Manufacturer - 0.2%
   1,500,000    Phillips Van-Heusen Corp., 8.125%
                  senior notes, due 5/1/13 (144A) ............         1,500,000

Automotive - Truck Parts and Equipment - 3.0%
   6,000,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 ......         6,420,000
                TRW Automotive Inc.:
  17,000,000      9.375%, senior notes, due 2/15/13 (144A) ...        18,572,500
   5,000,000      11.00%, senior subordinated notes
                  due 2/15/13 (144A) .........................         5,475,000

                                                                      30,467,500
Beverages - Non-Alcoholic - 0.2%
   2,000,000    Cott Beverages, Inc.,8.00%
                  company guaranteed notes, due 12/15/11 .....         2,150,000

Broadcast Services and Programming - 0.9%
   4,000,000    Gray Communication Systems, Inc., 9.25%
                  company guaranteed notes, due 12/15/11 .....         4,400,000
   5,000,000    Liberty Media Corp., 5.70%
                  notes, due 5/15/13 .........................         5,015,750

                                                                       9,415,750
Building - Residential and Commercial - 6.3%
                D.R. Horton, Inc.:
   9,000,000      7.50%, senior notes, due 12/1/07 ...........         9,540,000
   3,000,000      8.50%, senior notes, due 4/15/12 ...........         3,285,000
   3,500,000      6.875%, senior notes, due 5/1/13 ...........         3,578,750
                K. Hovnanian Enterprises, Inc.:
   3,000,000      9.125%, senior notes, due 5/1/09 ...........         3,210,000
   6,000,000      8.00%, senior notes, due 4/1/12 ............         6,330,000
                KB Home:
   7,000,000      7.75%, senior subordinated notes
                  due 2/1/10 .................................         7,350,000
   2,000,000      9.50%, senior subordinated notes
                  due 2/15/11 ................................         2,205,000
   2,000,000    Meritage Corp., 9.75%
                  senior notes, due 6/1/11 ...................         2,185,000
   2,000,000    Ryland Group, Inc., 9.125%
                  senior subordinated notes, due 6/15/11 .....         2,225,000
   2,000,000    Schuler Homes, Inc., 9.375%
                  notes, due 7/15/09 .........................         2,185,000
   2,000,000    Standard Pacific Corp., 7.75%
                  senior notes, due 3/15/13 ..................         2,045,000
   4,000,000    Toll Corp., 8.25%
                  senior subordinated notes, due 2/1/11 ......         4,310,000
   8,500,000    WCI Communities, Inc., 10.625%
                  company guaranteed notes, due 2/15/11 ......         9,010,000
   7,000,000    William Lyon Homes, Inc., 10.75%
                  company guaranteed senior notes
                  due 4/1/13 .................................         7,175,000

                                                                      64,633,750
Cable Television - 2.2%
$  3,000,000    British Sky Broadcasting Group PLC, 7.30%
                  company guaranteed notes, due 10/15/06 .....    $    3,240,000
   5,000,000    CSC Holdings, Inc., 7.875%
                  senior notes, due 12/15/07 .................         5,262,500
   3,500,000    Lenfest Communications, Inc., 8.25%
                  senior subordinated notes, due 2/15/08 .....         3,694,771
   2,000,000    Mediacom Broadband LLC, 11.00%
                  company guaranteed notes, due 7/15/13 ......         2,275,000
   5,000,000    Mediacom LLC/Mediacom Capital Corp.
                  9.50%, senior notes, due 1/15/13 ...........         5,375,000
   3,000,000    TCI Communications, Inc., 6.375%
                  senior notes, due 5/1/03 ...................         3,000,000

                                                                      22,847,271
Casino Hotels - 7.8%
   2,000,000    Aztar Corp., 9.00%
                  senior subordinated notes, due 8/15/11 .....         2,115,000
                Boyd Gaming Corp.:
   6,000,000      9.25%, company guaranteed notes
                  due 10/1/03 ................................         6,120,000
   5,000,000      7.75%, senior subordinated notes
                  due 12/15/12 (144A) ........................         5,187,500
   2,000,000    Chumash Casino & Resort, 9.00%
                  senior notes, due 7/15/10 (144A) ...........         2,140,000
                Mandalay Resort Group:
   5,000,000      6.75%, senior subordinated notes
                  due 7/15/03 ................................         5,025,000
   5,000,000      9.25%, senior subordinated notes
                  due 12/1/05 ................................         5,231,250
   2,000,000      7.00%, notes, due 11/15/36 .................         1,993,800
                MGM Mirage, Inc.:
   2,000,000      6.95%, senior collateralized notes
                  due 2/1/05 .................................         2,075,000
  10,000,000      8.375%, company guaranteed notes
                  due 2/1/11 .................................        10,925,000
   4,000,000    Mirage Resorts, Inc., 6.625%
                  notes, due 2/1/05 ..........................         4,130,000
   2,500,000    MTR Gaming Group, Inc., 9.75%
                  company guaranteed senior notes
                  due 4/1/10 (144A) ..........................         2,600,000
                Park Place Entertainment Corp.:
   2,000,000      7.00%, senior notes, due 7/15/04 ...........         2,033,980
   3,500,000      7.00%, senior notes, due 4/15/13 (144A) ....         3,587,500
   2,000,000    Resort International Hotel and Casino, Inc.
                  11.50%, company guaranteed notes
                  due 3/15/09 ................................         1,860,000
   5,000,000    Riviera Holdings Corp., 11.00%
                  company guaranteed notes, due 6/15/10 ......         4,700,000
                Station Casinos, Inc.:
   3,000,000      8.875%, senior subordinated notes
                  due 12/1/08 ................................         3,157,500
   4,000,000      9.875%, senior subordinated notes
                  due 7/1/10 .................................         4,410,000
   6,000,000    Turning Stone Casino Resort Enterprises
                  9.125%, senior notes, due 12/15/10 (144A) ..         6,315,000
   5,000,000    Venetian Casino Resort LLC/Las Vegas
                  Sands, Inc., 11.00%
                  second mortgage notes, due 6/15/10 .........         5,487,500

                                                                      79,094,030

See Notes to Schedules of Investments and Financial Statements.

16  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cellular Telecommunications - 2.7%
                Nextel Communications, Inc.:
$  5,000,000      10.65%, senior discount notes
                  due 9/15/07 ................................    $    5,237,500
   7,000,000      9.95%, senior discount notes
                  due 2/15/08 ................................         7,350,000
   3,897,436    Nextel Finance Co., 2.625%
                  general corporate term-type loan
                  due 12/31/07 ...............................         3,707,436
  10,000,000    Triton PCS, Inc., 8.75%
                  company guaranteed notes, due 11/15/11 .....         9,300,000
   2,000,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................         2,220,000

                                                                      27,814,936
Chemicals - Diversified - 0.4%
   2,000,000    Equistar Chemicals L.P./Equistar Funding
                  Corp., 10.625%, senior notes
                  due 5/1/11 (144A) ..........................         2,115,000
   2,000,000    Hercules, Inc., 11.125%
                  company guaranteed notes, due 11/15/07 .....         2,260,000

                                                                       4,375,000
Chemicals - Specialty - 0.3%
   1,000,000    Ethyl Corp., 8.875%
                  senior notes, due 5/1/10 (144A) ............         1,040,000
   2,000,000    Huntsman International LLC, 9.875%
                  senior notes, due 3/1/09 (144A) ............         2,170,000

                                                                       3,210,000
Coal - 0.4%
   4,000,000    Peabody Energy Corp., 6.875%
                  senior notes, due 3/15/13 (144A) ...........         4,160,000
Commercial Services - 1.2%
   8,500,000    Iron Mountain, Inc., 7.75%
                  senior subordinated notes, due 1/15/15 .....         9,137,500
   2,500,000    Weight Watchers International, Inc., 13.00%
                  company guaranteed senior notes
                  due 10/1/09 ................................         2,875,000

                                                                      12,012,500
Computer Services - 0.2%
   2,000,000    Unisys Corp., 6.875%
                  senior notes, due 3/15/10 ..................         2,110,000

Computers - Memory Devices - 0.5%
   5,000,000    Seagate Technology HDD Holdings, 8.00%
                  company guaranteed senior notes
                  due 5/15/09 ................................         5,368,750

Containers - Metal and Glass - 2.4%
   2,000,000    Anchor Glass Container Corp., 11.00%
                  senior secured notes, due 2/15/13 (144A) ...         2,120,000
   4,000,000    Ball Corp., 7.75%
                  company guaranteed notes, due 8/1/06 .......         4,270,000
                Crown Euro Holdings S.A.:
   4,000,000      9.50%, secured notes, due 3/1/11 (144A) ....         4,260,000
   3,000,000      10.875%, secured notes
                  due 3/1/13 (144A) ..........................         3,232,500
                Owens-Brockway Glass Container, Inc.:
   4,000,000      7.75%, secured notes, due 5/15/11 (144A) ...         4,140,000
   6,000,000      8.25%, senior notes, due 5/15/13 (144A) ....         6,210,000

                                                                      24,232,500

Containers - Paper and Plastic - 1.7%
$  2,000,000    Graphic Packaging Corp., 8.625%
                  senior subordinated notes, due 2/15/12 .....    $    2,100,000
   5,000,000    Packaged Ice, Inc., 9.75%
                  company guaranteed notes, due 2/1/05 .......         4,800,000
   5,000,000    Radnor Holdings, Inc., 11.00%
                  senior notes, due 3/15/10 (144A) ...........         5,000,000
   3,000,000    Stone Container Corp., 8.375%
                  senior notes, due 7/1/12 ...................         3,262,500
   2,000,000    Stone Container Financial Corp., 11.50%
                  company guaranteed notes
                  due 8/15/06 (144A) .........................         2,140,000

                                                                      17,302,500
Distribution/Wholesale - 0.2%
   2,000,000    Ingram Micro, Inc., 9.875%
                  senior subordinated notes, due 8/15/08 .....         2,160,000

Diversified Operations - 0.2%
   2,000,000    Kansas City Southern Railway Co., 7.50%
                  company guaranteed notes, due 6/15/09 ......         2,070,000

Electric - Distribution - 0.2%
   2,000,000    BRL Universal Equipment, Inc., 8.875%
                  secured notes, due 2/15/08 .................         2,170,000

Electric - Integrated - 2.0%
  10,000,000    Allegheny Energy, Inc., 7.75%
                  notes, due 8/1/05 ..........................         9,975,000
   3,000,000    CMS Energy Corp., 8.375%
                  senior notes, due 7/1/03 ...................         3,022,500
   3,000,000    Southern California Edison Co., 8.00%
                  first refunding mortgage
                  due 2/15/07 (144A) .........................         3,270,000
   4,000,000    Westar Energy, Inc., 6.25%
                  notes, due 8/15/03 .........................         4,055,000

                                                                      20,322,500
Engines - Internal Combustion - 0.3%
   3,000,000    Cummins, Inc., 6.45%
                  notes, due 3/1/05 ..........................         3,060,000

Finance - Commercial - 0.2%
   2,000,000    Xerox Credit Corp., 6.10%
                  notes, due 12/16/03 ........................         1,980,000

Finance - Investment Bankers/Brokers - 0.3%
   3,000,000    Labranche & Company, Inc., 12.00%
                  senior subordinated notes, due 3/2/07 ......         3,285,000

Finance - Leasing Companies - 0.5%
   5,000,000    Williams Scotman, Inc., 9.875%
                  company guaranteed notes, due 6/1/07 .......         4,975,000

Finance - Other Services - 2.0%
   4,000,000    Nexstar Finance, Inc., 12.00%
                  company guaranteed notes, due 4/1/08 .......         4,505,000
  17,000,000    Trump Holdings and Funding, 11.625%
                  first mortgage, due 3/15/10 (144A) .........        16,277,500

                                                                      20,782,500
Food - Canned - 2.5%
                Del Monte Corp.:
   2,000,000      9.25%, company guaranteed notes
                  due 5/15/11 ................................         2,162,500
   4,000,000      8.625%, senior subordinated notes
                  due 12/15/12 (144A) ........................         4,305,000
                Dole Food Company, Inc.:
   5,000,000      8.625%, senior notes, due 5/1/09 ...........         5,412,500
  12,000,000      8.875%, senior notes, due 3/15/11 (144A) ...        13,050,000

                                                                      24,930,000

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Food - Diversified - 0.7%
$  7,000,000    Doane Pet Care Co., 10.75%
                  senior notes, due 3/1/10 (144A) ............    $    7,577,500

Food - Retail - 1.3%
   2,000,000    Delhaize America, Inc., 7.375%
                  notes, due 4/15/06 .........................         2,070,000
   1,000,000    Dominos, Inc., 10.375%
                  company guaranteed notes, due 1/15/09 ......         1,075,000
   8,000,000    Ingles Markets, Inc., 8.875%
                  notes, due 12/1/11 .........................         8,160,000
   2,000,000    Stater Brothers Holdings, Inc., 10.75%
                  senior notes, due 8/15/06 ..................         2,125,000

                                                                      13,430,000
Food - Wholesale/Distribution - 0.2%
   2,000,000    B & G Foods, Inc., 9.625%
                  company guaranteed notes, due 8/1/07 .......         2,062,500

Funeral Services and Related Items - 3.4%
                Service Corporation International:
   3,000,000      8.375%, notes, due 12/15/04 ................         3,030,000
  15,000,000      6.00%, notes, due 12/15/05 .................        15,075,000
   2,000,000      7.20%, notes, due 6/1/06 ...................         2,000,000
                Stewart Enterprises, Inc.:
  10,000,000      6.40%, notes, due 5/1/03 ...................        10,000,000
   4,000,000      10.75%, company guaranteed, due 7/1/08 .....         4,450,000

                                                                      34,555,000
Gambling - Non Hotel Casinos - 1.0%
   2,000,000    Horseshoe Gaming Corp., 8.625%
                  company guaranteed notes, due 5/15/09 ......         2,125,000
   5,000,000    Isle of Capri Casinos, Inc., 8.75%
                  company guaranteed notes, due 4/15/09 ......         5,262,500
   3,000,000    Mohegan Tribal Gaming Authority, 8.00%
                  senior subordinated notes, due 4/1/12 ......         3,165,000

                                                                      10,552,500
Gas - Distribution - 0.2%
   2,000,000    Colorado Interstate Gas Co., 10.00%
                  debentures, due 6/15/05 ....................         2,160,000

Gas - Transportation - 0.6%
   6,000,000    Williams Gas Pipelines Central, Inc., 7.375%
                  senior notes, due 11/15/06 (144A) ..........         6,075,000

Hotels and Motels - 3.4%
  11,000,000    John Q. Hamons Hotels, 8.875%
                  first mortgage notes, due 5/15/12 ..........        11,385,000
   5,000,000    La Quinta Corp., 8.875%
                  senior notes, due 3/15/11 (144A) ...........         5,237,500
   4,000,000    La Quinta Inns, Inc., 7.40%
                  senior notes, due 9/15/05 ..................         4,040,000
  13,000,000    Starwood Hotels & Resorts Worldwide, Inc.
                  7.375%, company guaranteed notes
                  due 5/1/07 .................................        13,585,000

                                                                      34,247,500
Instruments - Scientific - 0.3%
   3,000,000    Fisher Scientific International, Inc., 8.125%
                  senior subordinated notes
                  due 5/1/12 (144A) ..........................         3,225,000

Leisure, Recreation and Gaming - 0.9%
   9,000,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......         9,180,000

Machinery - Construction and Mining - 0.1%
$  1,000,000    JLG Industries, Inc., 8.25%
                  senior notes, due 5/1/08 (144A) ............    $    1,000,000

Medical - Drugs - 0.5%
   5,000,000    Biovail Corp., 7.875%
                  senior subordinated notes, due 4/1/10 ......         5,300,000

Medical - Wholesale Drug Distributors - 0.1%
   1,000,000    Bergen Brunswig Corp., 7.25%
                  senior notes, due 6/1/05 ...................         1,040,000

Medical Products - 0.7%
   2,000,000    Hanger Orthopedic Group, Inc., 10.375%
                  company guaranteed notes, due 2/15/09 ......         2,180,000
   5,000,000    Universal Hospital Service, Inc., 10.25%
                  senior notes, due 3/1/08 ...................         5,100,000

                                                                       7,280,000
Metal - Diversified - 0.6%
   6,000,000    Freeport-McMoRan Copper & Gold, Inc.
                  10.125%, senior notes, due 2/1/10 (144A) ...         6,495,000

Metal Products - Fasteners - 0.6%
   5,500,000    Fastentech, Inc., 11.50%
                  senior notes, due 5/1/11 (144A) ............         5,665,000

Miscellaneous Manufacturing - 0.2%
   2,000,000    Dresser, Inc., 9.375%
                  company guaranteed notes, due 4/15/11 ......         2,060,000

MRI and Medical Diagnostic Imaging Centers - 0.6%
   3,000,000    Alliance Imaging, Inc., 10.375%
                  senior subordinated notes, due 4/15/11 .....         2,820,000
   3,000,000    Insight Health Services Corp., 9.875%
                  company guaranteed notes, due 11/1/11 ......         2,820,000

                                                                       5,640,000
Multi-Line Insurance - 0.4%
   4,000,000    Willis Corroon Corp., 9.00%
                  company guaranteed notes, due 2/1/09 .......         4,280,000

Multilevel Direct Selling - 0.2%
   2,000,000    Home Interiors & Gifts, Inc., 10.125%
                  company guaranteed notes, due 6/1/08 .......         2,040,000

Multimedia - 2.1%
  15,000,000    DIRECTV Holdings Finance LLC, 8.375%
                  senior notes, due 3/15/13 (144A) ...........        16,800,000
   4,000,000    LBI Media, Inc., 10.125%
                  senior subordinated notes
                  due 7/15/12 (144A) .........................         4,305,000

                                                                      21,105,000
Non-Hazardous Waste Disposal - 0.5%
   5,000,000    Allied Waste North America, Inc., 7.625%
                  company guaranteed notes, due 1/1/06 .......         5,187,500

Office Automation and Equipment - 0.2%
   2,000,000    Xerox Corp., 5.50%
                  notes, due 11/15/2003 ......................         2,020,000

Oil - Field Services - 0.1%
   1,000,000    Pride Petroleum Services, Inc., 9.375%
                  senior notes, due 5/1/07 ...................         1,040,000

See Notes to Schedules of Investments and Financial Statements.

18  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Oil Companies - Exploration and Production - 3.5%
$  3,000,000    Belden & Blake Corp., 9.875%
                  company guaranteed notes, due 6/15/07 ......    $    2,790,000
                Chesapeake Energy Corp.:
   2,000,000      7.875%, senior notes, due 3/15/04 ..........         2,070,000
   2,000,000      8.125%, senior notes, due 4/1/11 ...........         2,160,000
   4,000,000      7.50%, senior notes, due 9/15/13 (144A) ....         4,250,000
                Magnum Hunter Resources, Inc.:
   2,000,000      10.00%, company guaranteed notes
                  due 6/1/07 .................................         2,080,000
   2,000,000      9.60%, senior notes, due 3/15/12 ...........         2,160,000
   4,000,000    Newfield Exploration Co., 7.625%
                  notes, due 3/1/11 ..........................         4,320,816
   2,000,000    Parker & Parsley Petroleum Co., 8.25%
                  senior notes, due 8/15/07 ..................         2,275,500
   2,000,000    Pogo Producing Co., 8.25%
                  senior subordinated notes, due 4/15/11 .....         2,170,000
                Stone Energy Corp.:
   4,000,000      8.75%, company guaranteed notes
                  due 9/15/07 ................................         4,135,000
   1,000,000      8.25%, senior subordinated notes
                  due 12/15/11 ...............................         1,042,500
   2,000,000    Swift Energy Co., 9.375%
                  senior subordinated notes
                  due 5/1/12 .................................         2,090,000
   4,000,000    XTO Energy, Inc., 8.75%
                  senior subordinated notes, due 11/1/09 .....         4,180,000

                                                                      35,723,816
Oil Refining and Marketing - 0.4%
   4,000,000    Citgo Petroleum Corp., 11.375%
                  senior notes, due 2/1/11 (144A) ............         4,460,000

Optical Supplies - 0.2%
   1,500,000    Bausch & Lomb, Inc., 6.375%
                  notes, due 8/1/03 ..........................         1,500,537

Paper and Related Products - 0.5%
   5,000,000    Georgia-Pacific Corp., 8.875%
                  senior notes, due 2/1/10 (144A) ............         5,387,500

Pharmacy Services - 0.7%
   5,000,000    AdvancePCS, 8.50%
                  company guaranteed notes, due 4/1/08 .......         5,400,000
   2,000,000    Caremark Rx, Inc., 7.375%
                  senior notes, due 10/1/06 ..................         2,070,000

                                                                       7,470,000
Physician Practice Management - 0.2%
   2,000,000    Ameripath, Inc., 10.50%
                  senior subordinated notes
                  due 4/1/13 (144A) ..........................         2,120,000

Pipelines - 2.6%
   3,000,000    ANR Pipeline Company, Inc., 8.875%
                  senior notes, due 3/15/10 (144A) ...........         3,315,000
   9,000,000    El Paso Energy Partners L.P., 8.50%
                  senior subordinated notes
                  due 6/1/10 (144A) ..........................         9,697,500
   2,000,000    Northwest Pipeline Corp., 8.125%
                  senior notes, due 3/1/10 (144A) ............         2,180,000
   3,000,000    Southern Natural Gas Co., 8.875%
                  senior notes, due 3/15/10 (144A) ...........         3,315,000
   4,000,000    Texas Gas Transmission Corp., 8.625%
                  notes, due 4/1/04 ..........................         4,160,000
   4,000,000    Transcontinental Gas Pipe Line Corp.
                  6.125%, notes, due 1/15/05 .................         4,060,000

                                                                      26,727,500
Publishing - Books - 0.3%
   3,000,000    Houghton Mifflin Co., 8.25%
                  senior notes, due 2/1/11 (144A) ............         3,187,500

Publishing - Newspapers - 0.5%
$  2,000,000    Hollinger International Publishing, 9.00%
                  senior notes, due 12/15/10 (144A) ..........    $    2,140,000
   2,500,000    Liberty Group Operating, Inc., 9.375%
                  company guaranteed senior notes
                  due 2/1/08 .................................         2,481,250

                                                                       4,621,250
Publishing - Periodicals - 0.5%
   3,000,000    Vertis, Inc., 10.875%
                  company guaranteed notes, due 6/15/09 ......         3,150,000
   2,000,000    Dex Media East LLC, 9.875%
                  senior notes, due 11/15/09 (144A) ..........         2,290,000

                                                                       5,440,000
Racetracks - 1.9%
  15,000,000    Old Evangeline Downs LLC, 13.00%
                  secured notes, due 3/1/10 (144A) ...........        15,150,000
   4,000,000    Speedway Motorsports, Inc., 8.50%
                  company guaranteed notes, due 8/15/07 ......         4,155,000

                                                                      19,305,000
Radio - 0.6%
   2,000,000    Radio One, Inc., 8.875%
                  senior subordinated notes, due 7/1/11 ......         2,200,000
   3,000,000    Salem Communications Corp., 7.75%
                  senior subordinated notes, due 12/15/10 ....         3,067,500
   1,000,000    Susquehanna Media Co., 7.375%
                  senior subordinated notes
                  due 4/15/13 (144A) .........................         1,047,500

                                                                       6,315,000
Recreational Centers - 0.3%
   3,000,000    Town Sports International, Inc., 9.625%
                  senior notes, due 4/15/11 (144A) ...........         3,150,000

Real Estate Investment Trusts - Health Care - 0.6%
                Senior Housing Properties Trust:
   2,000,000      8.625%, senior notes, due 1/15/12 ..........         2,110,000
   4,000,000      7.875%, senior notes, due 4/15/15 ..........         4,060,000

                                                                       6,170,000
Real Estate Investment Trusts - Hotels - 0.4%
   4,000,000    RFS Partnership L.P., 9.75%
                  company guaranteed notes, due 3/1/12 .......         4,180,000

Rental Auto/Equipment - 1.0%
   4,000,000    Avis Group Holdings, Inc., 11.00%
                  company guaranteed notes, due 5/1/09 .......         4,460,000
   5,500,000    United Rentals North America, Inc., 10.75%
                  senior notes, due 4/15/08 (144A) ...........         5,940,000

                                                                      10,400,000
Resorts and Theme Parks - 2.5%
   3,000,000    Booth Creek Ski Holdings, Inc., 12.50%
                  company guaranteed notes, due 3/15/07 ......         2,940,000
  19,000,000    Six Flags, Inc., 9.50%
                  senior notes, due 2/1/09 ...................        19,380,000
   3,000,000    Sun International Hotels, Ltd., 8.875%
                  senior subordinated notes, due 8/15/11 .....         3,180,000

                                                                      25,500,000
Retail - Apparel and Shoe - 1.5%
   3,000,000    Barneys New York, Inc., 9.00%
                  company guaranteed notes
                  due 4/1/08 (144A) ..........................         2,583,750
   5,000,000    Gap, Inc., 5.625%
                  notes, due 5/1/03 ..........................         5,000,000
                Saks, Inc.:
   4,000,000      7.00%, company guaranteed notes
                  due 7/15/04 ................................         4,180,000
   3,000,000      8.25%, company guaranteed notes
                  due 11/15/08 ...............................         3,240,000

                                                                      15,003,750

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS HIGH-YIELD FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Retail - Catalog Shopping - 0.2%
$  2,000,000      R.H. Donnelly, Inc., 9.125%
                  senior subordinated notes, due 6/1/08 ......    $    2,030,000

Retail - Drug Store - 0.2%
   2,000,000    Rite Aid Corp., 8.125%
                  secured senior notes, due 5/1/10 (144A) ....         2,050,000

Retail - Restaurants - 1.0%
   5,000,000    CKE Restaurants, Inc., 9.125%
                  company guaranteed notes, due 5/1/09 .......         4,650,000
   5,000,000    Yum! Brands, Inc., 7.45%
                  senior notes, due 5/15/05 ..................         5,375,000

                                                                      10,025,000
Retail - Sporting Goods - 0.5%
   2,500,000    Big Five Corp., 10.875%
                  senior notes, due 11/15/07 .................         2,621,875
   2,000,000    Remington Arms Company, Inc., 10.50%
                  senior notes, due 2/1/11 (144A) ............         2,160,000

                                                                       4,781,875
Retail - Video Rental - 0.7%
   7,000,000    Hollywood Entertainment Corp., 9.625%
                  senior subordinated notes, due 3/15/11 .....         7,560,000

Retail - Vision Service Center - 0.4%
   4,000,000    Cole National Group, 8.875%
                  senior subordinated notes, due 5/15/12 .....         3,650,000

Satellite Telecommunications - 3.7%
  30,000,000    Echostar DBS Corp., 9.375%
                  senior notes, due 2/1/09 ...................        32,362,500
   5,000,000    PanAmSat Corp., 8.50%
                  company guaranteed notes
                  due 2/1/12(OMEGA) ..........................         5,412,500

                                                                      37,775,000
Schools - Day Care - 0.5%
   5,000,000    KinderCare Learning Centers, Inc., 9.50%
                  senior subordinated notes, due 2/15/09 .....         4,925,000

Specified Purpose Acquisition Company - 1.2%
   3,000,000    American Achievement Corp., 11.625%
                  company guaranteed notes, due 1/1/07 .......         3,240,000
   4,000,000    Global Exchange Services, 12.00%
                  secured senior notes, due 7/15/08 (144A) ...         3,800,000
   3,000,000    Meditrust Operating Co., 7.114%
                  notes, due 8/15/04 (144A) ..................         3,045,000
   2,000,000    Universal City Development, 11.75%
                  senior notes, due 4/1/10 (144A) ............         2,155,000

                                                                      12,240,000
Steel Pipe and Tube - 0.4%
   4,000,000    Shaw Group, Inc., 10.75%
                  senior notes, due 3/15/10 (144A) ...........         4,030,000

Telecommunication Services - 1.5%
   4,000,000    Insight Midwest L.P., 9.75%
                  notes, due 10/1/09 (144A) ..................         4,290,000
                Qwest Corp.:
   2,500,000      7.625%, notes, due 6/9/03 ..................         2,500,000
   8,000,000      7.20%, notes, due 11/1/04 ..................         8,080,000

                                                                      14,870,000
Telephone - Integrated - 0.3%
   3,000,000    Qwest Capital Funding, Inc., 5.875%
                  notes, due 8/3/04 ..........................         2,820,000

Television - 0.4%
$  3,000,000    Allbritton Communications Co., 7.75%
                  senior subordinated notes, due 12/15/12 ....    $    3,120,000
   1,000,000    LIN Television Corp., 8.00%
                  company guaranteed notes, due 1/15/08 ......         1,080,000

                                                                       4,200,000
Theaters - 1.0%
  10,000,000    AMC Entertainment, Inc., 9.875%
                  senior subordinated notes, due 2/1/12 ......        10,500,000

Transportation - Marine - 0.9%
   8,000,000    General Maritime Corp., 10.00%
                  senior notes, due 3/15/13 (144A) ...........         8,640,000

Transportation - Services - 0.5%
   5,000,000    Pacer International, Inc., 11.75%
                  company guaranteed notes, due 6/1/07 .......         5,250,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $885,740,572) ....................       921,850,715
--------------------------------------------------------------------------------
Preferred Stock - 0.6%
Cable Television - 0.5%
      48,000    CSC Holdings, Inc. ...........................         5,016,000

Transportation - Railroad - 0.1%
       3,000    Kansas City Southern Railway Co.
                  convertible, 4.25% (144A) ..................         1,530,000
--------------------------------------------------------------------------------
Total Preferred Stock (cost $6,501,000) ......................         6,546,000
--------------------------------------------------------------------------------
Repurchase Agreement - 9.7%
$ 98,900,000    ABN AMRO Bank N.V.
                  1.32%, dated 4/30/03, maturing 5/1/03
                  to be repurchased at $98,903,626
                  collateralized by $7,710,452 in
                  Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $150,144,311 in U.S. Government
                  Agencies, 0%-7.50%, 2/15/05-4/1/32
                  $5,886,475 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $6,413,647
                  $87,370,322 and $7,094,132
                  (cost $98,900,000) .........................        98,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $991,141,572) - 100.6% .........     1,027,296,715
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6)%      (5,973,596)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $1,021,323,119
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             0.7%          $     7,440,000
Cayman Islands                                     0.5%                5,368,750
France                                             0.8%                7,492,500
United Kingdom                                     0.3%                3,240,000
United States++                                   97.7%            1,003,755,465
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,027,296,715

++Includes Short-Term Securities (88.1% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

20  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND

--------------------------------------------------------------------------------

[PHOTO]
Sandy Rufenacht
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Short-Term Bond Fund gained 2.89% while its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, rose 2.37%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 95th out of 132 Short Investment Grade Debt Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

During the period, the S&P 500(R) Index and the Dow Jones Industrial Average returned 4.47% and 2.22%, respectively, as the Lehman Brothers 1-3 Year Government/Credit Index gained 2.37% and the Lehman Brothers High Yield Bond Index gained 22.75%. Treasury yields generally fell as prices rose, with gains most pronounced at the extreme ends of the yield curve. The decline in short-term rates was aided by a 50-basis point cut in the Federal Funds rate on the opening days of the period. Durable goods orders rose unexpectedly by 2% in March, after declining for most of the period. April's reading of consumer confidence as tracked by the Conference Board logged its biggest jump in more than 10 years after hitting a nine-year low in March. Meanwhile, after exhibiting signs of strength for most of the six-month period, the Institute for Supply Management's manufacturing index declined in March and April to its lowest level since November 2001.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest disappointments were investments in U.S. Treasury Notes with 3.375% and 3.25% coupons, due April 30, 2004, and August 15, 2007, respectively. Lamar Advertising's company guaranteed notes yielding 9.625%, due December 1, 2006, as well as senior notes with a 5.375% coupon, due November 15, 2006, issued by hospital operator Tenet Healthcare, also detracted from our results. Bonds with a 4.75% coupon, due January 2, 2007, issued by Fannie Mae, the nation's largest mortgage financier, were another disappointment.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

The Fund's top contributors included U.S. Treasury Notes yielding 3.00%, due November 15, 2007. Bonds issued by Fannie Mae, yielding 2.125% and 2.875%, due April 15, 2006, and October 15, 2005, respectively, also supported our results as did senior subordinated notes with a 10.50% coupon due on June 15, 2006, issued by cable and digital satellite operator Lenfest Communications.

Q. WHAT INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Our focus on credits with shorter durations pressured performance as we cautiously navigated the uncertain interest-rate environment.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We are focused on taking the volatility out of the Fund, by attempting to create an instrument that pays investors better income than they can earn in money market securities, but without the higher risk associated with longer-maturity, fixed-income investments. However, we tend to err on the conservative side while trying to add value through our intensive research efforts. We believe that this strategy will pay off, as we strive to provide our investors stable but competitive returns in any kind of environment.

For additional portfolio information and news from Janus, visit www.janus.com.

                                          Janus Income Funds  April 30, 2003  21

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------

Janus Short-Term Bond Fund $17,476
Lehman Brothers 1-3 Year Government/Credit Index $18,653

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Short-Term Bond Fund and the Lehman Brothers 1-3 Year Government/Credit Index. Janus Short-Term Bond Fund is represented by a shaded area of blue. The Lehman Brothers 1-3 Year Government/Credit Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2003. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Short-Term Bond Fund ($17,476) as compared to the Lehman Brothers 1-3 Year Government/Credit Index ($18,653).

                         ONE         FIVE        TEN         SINCE
                         YEAR        YEAR        YEAR        9/1/92*
--------------------------------------------------------------------------------
Janus Short-Term
Bond Fund                4.38%       5.47%       5.41%       5.37%
--------------------------------------------------------------------------------
Lehman Brothers
1-3 Year Government/
Credit Index             6.38%       6.49%       6.01%       6.02%

FUND STRATEGY
--------------------------------------------------------------------------------
To attempt to minimize exposure to changing interest rates and the risk of share-price fluctuation, this bond fund emphasizes short- and intermediate-term fixed-income securities.

FUND PROFILE
--------------------------------------------------------------------------------
                                 APRIL 30, 2003      OCTOBER 31, 2002

Weighted Average Maturity              3.0 Yrs.              2.8 Yrs.
Average Modified Duration**            2.8 Yrs.              2.6 Yrs.
30-Day Current Yield***
  With Reimbursement                      2.22%                 2.31%
  Without Reimbursement                   1.98%                 2.03%
Weighted Average Fixed Income
  Credit Rating                               A                     A
Number of Bonds/Notes                        61                    67

PORTFOLIO ASSET MIX - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 1.2%
U.S. Government Agencies -- 21.0%
Corporate Notes -- 35.3%
U.S. Treasury Notes -- 42.5%

TOP 10 INDUSTRIES
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

JANUS SHORT-TERM BOND FUND

Finance -- Auto Loans                        3.5%
Diversified Financial Services               3.4%
Food -- Retail                               2.6%
Finance -- Investment Bankers/Brokers        2.1%
Food -- Diversified                          2.1%
Casino Hotels                                2.0%
Commercial Services                          2.0%
Cable Television                             1.8%
Finance -- Mortgage Loan Banker              1.7%
Electric -- Integrated                       1.5%

--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Short-Term Bond Fund 54th out of 94 and 17th out of 35 Short Investment Grade Debt Funds for the 5-, and 10-year periods, respectively.

   * The Fund's inception date.

  ** A theoretical measure of price volatility.

 *** Yield will fluctuate.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information.

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

Lehman Brothers 1-3 Year Government/Credit Index is composed of all bonds of investment grade with a maturity between one and three years. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

The Adviser has agreed to waive a portion of the Fund's expenses. Without such waivers, the Fund's yield and total return would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

22  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Corporate Notes - 35.3%
Advertising Agencies - 0.2%
$  1,000,000    Interpublic Group of Companies, Inc., 7.875%
                  notes, due 10/15/05 ........................    $    1,042,500

Agricultural Chemicals - 0.2%
   1,000,000    IMC Global, Inc., 6.55%
                  notes, due 1/15/05 .........................         1,010,000

Automotive - Cars and Light Trucks - 1.2%
   5,250,000    DaimlerChrysler North America Holding Corp.
                  4.75%, notes, due 1/15/08 ..................         5,423,539

Automotive - Truck Parts and Equipment - 0.2%
   1,000,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 ......         1,070,000

Building - Residential and Commercial - 0.2%
     715,000    K. Hovnanian Enterprises, Inc., 9.125%
                  company guaranteed notes, due 5/1/09 .......           765,050

Cable Television - 1.8%
     650,000    Cox Communications, Inc., 6.15%
                  notes, due 8/1/03 ..........................           650,968
   1,000,000    CSC Holdings, Inc., 7.875%
                  senior notes, due 12/15/07 .................         1,052,500
                Lenfest Communications, Inc.:
   1,875,000      10.50%, senior subordinated notes
                  due 6/15/06 ................................         2,218,329
   1,000,000      8.25%, senior subordinated notes
                  due 2/15/08 ................................         1,055,649
   3,600,000    TCI Communications, Inc., 6.375%
                  senior notes, due 5/1/03 ...................         3,600,000

                                                                       8,577,446
Casino Hotels - 2.0%
   2,250,000    Boyd Gaming Corp., 9.25%
                  company guaranteed notes, due 10/1/03 ......         2,295,000
   1,000,000    Harrah's Operating Co., Inc., 7.875%
                  company guaranteed notes, due 12/15/05 .....         1,077,500
   2,000,000    Mandalay Resort Group, 6.75%
                  senior subordinated notes, due 7/15/03 .....         2,010,000
   1,000,000    MGM Mirage, Inc., 6.95%
                  senior collateralized notes, due 2/1/05 ....         1,037,500
   2,000,000    Mirage Resorts, Inc., 6.625%
                  notes, due 2/1/05 ..........................         2,065,000
   1,000,000    Park Place Entertainment Corp., 7.875%
                  senior subordinated notes, due 12/15/05 ....         1,047,500

                                                                       9,532,500
Commercial Services - 2.0%
   7,800,000    PHH Corp., 6.00%
                  notes, due 3/1/08 ..........................         8,174,813
   1,000,000    Weight Watchers International, Inc., 13.00%
                  company guaranteed senior notes
                  due 10/1/09 ................................         1,150,000

                                                                       9,324,813
Containers - Metal and Glass - 0.2%
   1,000,000    Ball Corp., 8.25%
                  company guaranteed notes, due 8/1/08 .......         1,050,000

Diversified Financial Services - 3.4%
  11,750,000    General Electric Capital Corp., 2.85%
                  notes, due 1/30/06 .........................        11,924,112
   3,900,000    John Deere Capital Corp., 3.90%
                  notes, due 1/15/08 .........................         3,979,958

                                                                      15,904,070
Electric - Integrated - 1.5%
$  4,750,000    Dominion Resources, Inc., 2.80%
                  notes, due 2/15/05 .........................    $    4,782,694
                Southern California Edison Co.:
   1,000,000      5.875%, first refunding mortgage
                  due 9/1/04 .................................         1,005,000
   1,000,000      8.00%, first refunding mortgage
                  due 2/15/07 (144A) .........................         1,090,000

                                                                       6,877,694
Finance - Auto Loans - 3.5%
  16,000,000    General Motors Acceptance Corp., 4.15%
                  notes, due 2/7/05 ..........................        16,143,344

Finance - Commercial - 0.7%
   3,250,000    CIT Group, Inc., 4.125%
                  senior notes, due 2/21/06 ..................         3,318,143

Finance - Credit Card - 1.2%
   5,250,000    American Express Co., 3.75%
                  notes, due 11/20/07 ........................         5,367,096

Finance - Investment Bankers/Brokers - 2.1%
   9,750,000    Citigroup, Inc., 3.50%
                  notes, due 2/1/08 ..........................         9,847,110

Finance - Mortgage Loan Banker - 1.7%
   7,750,000    Countrywide Financial Corp., 3.50%
                  notes, due 12/19/05 ........................         7,936,395

Food - Diversified - 2.1%
   9,500,000    General Mills, Inc., 3.875%
                  notes, due 11/30/07 ........................         9,661,082

Food - Retail - 2.6%
  12,000,000    Safeway, Inc., 3.625%
                  notes, due 11/5/03 .........................        12,062,028

Funeral Services and Related Items - 0.9%
   2,000,000    Service Corporation International, 6.00%
                  notes, due 12/15/05 ........................         2,010,000
   2,000,000    Stewart Enterprises, Inc., 6.40%
                  notes, due 5/1/03 ..........................         2,000,000

                                                                       4,010,000
Gas - Distribution - 0.2%
   1,000,000    Colorado Interstate Gas Co., 10.00%
                  debentures, due 6/15/05 ....................         1,080,000

Gas - Transportation - 0.2%
   1,000,000    Williams Gas Pipelines Central, Inc., 7.375%
                  senior notes, due 11/15/06 (144A) ..........         1,012,500

Hotels and Motels - 0.5%
   1,000,000    Park Place Entertainment Corp., 7.00%
                  senior notes, due 7/15/04 ..................         1,016,990
   1,500,000    Starwood Hotels & Resorts Worldwide, Inc.
                  6.75%, notes, due 11/15/05 .................         1,552,500

                                                                       2,569,490
Leisure, Recreation and Gaming - 0.2%
   1,000,000    Hard Rock Hotel, Inc., 9.25%
                  senior subordinated notes, due 4/1/05 ......         1,020,000

Medical - Wholesale Drug Distributors - 0.2%
   1,000,000    Bergen Brunswig Corp., 7.25%
                  senior notes, due 6/1/05 ...................         1,040,000

Money Center Banks - 0.7%
   3,250,000    JP Morgan Chase & Co., 3.625%
                  senior notes, due 5/1/08 ...................         3,271,021

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SHORT-TERM BOND FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Multi-Line Insurance - 0.8%
$  1,250,000    Farmers Insurance Group of Companies
                  8.50%, notes, due 8/1/04 (144A) ............    $    1,270,903
   2,500,000    Safeco Corp., 4.20%
                  notes, due 2/1/08 ..........................         2,522,298

                                                                       3,793,201
Non-Hazardous Waste Disposal - 0.2%
   1,000,000    Allied Waste North America, Inc., 7.625%
                  company guaranteed notes, due 1/1/06 .......         1,037,500

Office Automation and Equipment - 0.3%
   1,500,000    Xerox Corp., 5.50%
                  notes, due 11/15/03 ........................         1,515,000

Oil Companies - Exploration and Production - 0.2%
   1,000,000    Chesapeake Energy Corp., 7.875%
                  senior notes, due 3/15/04 ..................         1,035,000

Pharmacy Services - 0.2%
   1,000,000    Caremark Rx, Inc., 7.375%
                  senior notes, due 10/1/06 ..................         1,035,000

Pipelines - 0.2%
   1,000,000    Transcontinental Gas Pipe Line Corp., 6.125%
                  notes, due 1/15/05 .........................         1,015,000

Rental Auto/Equipment - 0.5%
   2,000,000    Avis Group Holdings, Inc., 11.00%
                  company guaranteed notes, due 5/1/09 .......         2,230,000

Retail - Restaurants - 0.5%
   2,000,000    Yum! Brands, Inc., 7.45%
                  senior notes, due 5/15/05 ..................         2,150,000

Satellite Telecommunications - 0.2%
   1,000,000    Echostar DBS Corp., 9.375%
                  senior notes, due 2/1/09 ...................         1,078,750

Telecommunication Services - 1.2%
   1,000,000    Qwest Corp., 7.20%
                  notes, due 11/1/04 .........................         1,010,000
   4,500,000    Verizon Global Funding Corp., 4.00%
                  notes, due 1/15/08 .........................         4,602,712

                                                                       5,612,712
Tools - Hand Held - 0.7%
   3,250,000    Stanley Works, 3.50%
                  notes, due 11/1/07 (144A) ..................         3,254,011

Toys - 0.4%
   2,000,000    Hasbro, Inc., 5.60%
                  notes, due 11/1/05 .........................         2,020,000

Transportation - Services - 0.2%
   1,000,000    Pacer International, Inc., 11.75%
                  company guaranteed notes, due 6/1/07 .......         1,050,000
--------------------------------------------------------------------------------
Total Corporate Notes (cost $162,400,248) ....................       165,741,995
--------------------------------------------------------------------------------
U.S. Government Agencies - 21.0%
                Fannie Mae:
  35,250,000      3.00%, due 6/15/04 .........................        35,939,631
  42,625,000      2.125%, due 4/15/06 ........................        42,636,040
  18,750,000      4.75%, due 1/2/07 ..........................        20,041,612
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $96,598,825) ............        98,617,283
--------------------------------------------------------------------------------
U.S. Treasury Notes - 42.5%
$ 81,100,000      1.50%, due 2/28/05** .......................    $   81,207,701
  17,250,000      3.50%, due 11/15/06 ........................        17,981,779
  99,200,000      3.00%, due 11/15/07 ........................       100,560,131
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost $198,239,234) ................       199,749,611
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
     900,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $900,033
                  collateralized by $70,166
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $1,366,328  in U.S. Government Agencies
                  0%-7.50%, 2/15/05-4/1/32
                  $53,568 in U.S Treasury Notes/Bonds
                  1.625%- 9.125%, 12/31/04-4/15/28
                  with respective values of $58,365
                  $795,079 and $64,557 (cost $900,000) .......           900,000
--------------------------------------------------------------------------------
Total Investments (total cost $458,138,307) - 99.0% ..........       465,008,889
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.0%          4,525,154
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  469,534,043
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Futures - Short
740 Contracts   U.S. Treasury - 5-year Note
                  expires June 2003, principal
                  amount $83,816,641, value $84,175,000
                  cumulative depreciation ....................    $    (358,359)
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

24  Janus Income Funds  April 30, 2003

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--------------------------------------------------------------------------------

JANUS MONEY MARKET FUNDS

--------------------------------------------------------------------------------

[PHOTO]
Sharon Pichler
portfolio manager
Janus Money Market Fund
Janus Tax-Exempt
  Money Market Fund

[PHOTO]
J. Eric Thorderson
portfolio manager
Janus Government
  Money Market Fund

MARKET OVERVIEW

A 50 basis point drop in the Federal Funds rate to 1.25%, the lowest level since the late 1950s, occurred at the beginning of the period. Yields on 30-day commercial paper have been comparable to the central bank's rate and are reflected in each of the Funds' low yield. The aggressive easing of monetary policy led corporations to switch from commercial paper financing to longer term financing. This resulted in a decrease in the amount of new issuance, although asset-backed securities issuance remained steady to strong. There remains strong sentiment in the market that the Fed will ease again in the near future.

MANAGER'S OVERVIEW

Q. IN GENERAL, WHAT IMPACT DOES A MONEY MARKET FUND'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?

In a period when interest rates are declining, such as occurred during the most recent six months period, a longer weighted average maturity will keep the yield on a money market fund higher for a longer time period. In a period when interest rates are rising, a shorter weighted average maturity will allow a fund's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

When we could buy one-year fixed rate securities at a higher rate than short-term securities, we took advantage and bought longer-term securities. These were our best-performing securities, within the guidelines and restrictions imposed by Federal regulations on our Funds, because the yield on these securities stayed higher, even as market yields declined.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our exposure to shorter-maturing and floating rate securities negatively impacted the funds because these securities either matured sooner, and had to be reinvested at lower yields, or, in the case of floating rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE FUNDS IN THE MONTHS AHEAD?

We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity, and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We attempt to keep an optimal balance of floating rate securities, one-year securities, and overnight (or highly liquid) securities.

                                                  Lipper Ranking
                                             (12-month period ending
                                                April 30, 2003)(1)
--------------------------------------------------------------------------------
Janus Money Market Fund - Investor Shares(2)      First quartile
--------------------------------------------------------------------------------
Janus Government Money Market Fund
- Investor Shares(3)                              First quartile
--------------------------------------------------------------------------------
Janus Tax-Exempt Money Market Fund
- Investor Shares(4)                              First quartile
--------------------------------------------------------------------------------

(1) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested.

(2) As of April 30, 2003, Lipper ranked Janus Money Market Fund - Investor Shares 73rd out of 394 and 53rd out of 266 U.S. Money Market Funds for the 12-month and 5-year periods, respectively.

(3) As of April 30, 2003, Lipper ranked Janus Government Money Market Fund - Investor Shares 28th out of 128 and 20th out of 96 U.S. Government Money Market Funds for the 12-month and 5-year periods, respectively.

(4) As of April 30, 2003, Lipper ranked Janus Tax-Exempt Money Market Fund - Investor Shares 27th out of 129 and 18th out of 103 U.S. Tax-Exempt Money Market Funds for the 12-month and 5-year periods, respectively.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance is no guarantee of future results.

There is no assurance that the investment process will consistently lead to successful investing.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                          Janus Income Funds  April 30, 2003  25

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--------------------------------------------------------------------------------

JANUS MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Certificates of Deposit - 9.2%
$ 80,000,000    ABN AMRO Bank N.V., New York
                  1.44%, 4/16/04 .............................    $   80,000,000
  25,000,000    Bank of New York
                  2.57%, 5/13/03 .............................        24,999,675
  50,000,000    Bank of Nova Scotia, New York
                  1.25%, 4/5/04 ..............................        50,000,000
                Bank of the West:
  25,000,000      2.08%, 7/17/03 .............................        25,000,524
  25,000,000      1.50%, 1/6/04 ..............................        25,001,710
  50,000,000      1.40%, 1/29/04 .............................        50,000,000
  50,000,000    Bayerische Hypo Und Vereinsbank A.G.,
                  New York, 1.42%, 5/27/03 ...................        50,000,000
  50,000,000    Bayerische Landesbank Girozentrale,
                  New York, 1.115%, 3/15/04 ..................        50,000,000
  50,000,000    Canadian Imperial Bank of Commerce,
                  New York, 1.34%, 4/5/04 ....................        50,000,000
  40,000,000    Comerica Bank
                  2.275%, 6/23/03 ............................        40,033,944
                Deutsche Bank, New York:
  30,000,000      1.45%, 2/6/04 ..............................        30,000,000
  30,000,000      1.31%, 4/8/04 ..............................        30,000,000
                Natexis Banques Populaires, New York:
  25,000,000      1.35%, 5/22/03 .............................        25,000,000
  50,000,000      1.90%, 9/17/03 .............................        50,000,000
  50,000,000      1.31%, 4/13/04 .............................        50,000,000
  50,000,000    National City Bank of Indiana
                  1.34%, 5/14/03 .............................        50,000,000
  30,000,000    Norddeutsche Landesbank Girozentrale,
                  New York, 1.35%, 1/27/04 ...................        30,000,000
  50,000,000    Nordea Bank Finland PLC, New York
                  2.63%, 5/22/03 .............................        49,999,148
  30,000,000    Royal Bank of Scotland, New York
                  2.72%, 6/16/03 .............................        30,000,000
  50,000,000    Societe Generale N.A., Inc.
                  1.41%, 2/25/04 .............................        50,000,000
                Standard Chartered Bank, New York:
  30,000,000      1.495%, 1/7/04 .............................        30,001,030
  50,000,000      1.34%, 4/16/04 .............................        50,000,000
  25,000,000    Toronto Dominion Bank, New York
                  1.34%, 4/16/04 .............................        25,000,000
                Westdeutsche Landesbank Girozentrale,
                  New York:
  30,000,000      1.36%, 6/17/03 .............................        30,000,000
  50,000,000      2.13%, 7/21/03 .............................        50,000,000
  30,000,000      1.38%, 12/30/03 ............................        30,000,000
  50,000,000      1.415%, 3/26/04 ............................        50,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $1,105,036,031) ..........     1,105,036,031
--------------------------------------------------------------------------------
Commercial Paper - 21.0%
                Ariesone Metafolio Corp.:
$ 50,000,000      1.30%, 5/6/03 (Section 4(2)) ...............    $   49,990,972
  50,000,000      1.30%, 5/7/03 (Section 4(2)) ...............        49,989,167
                Banco Bradesco S.A.:
  25,000,000      1.43%, 5/13/03 (Section 4(2))ss. ...........        24,988,083
  50,000,000      1.43%, 5/14/03 (Section 4(2))ss. ...........        49,974,181
  75,000,000      1.43%, 5/15/03 (Section 4(2))ss. ...........        74,958,292
  19,000,000    Banco Nacional de Comercio Exterior, S.N.C.
                  1.38%, 5/28/03 .............................        18,980,335
  25,000,000    Banco Santander Puerto Rico
                  1.32%, 5/7/03 ..............................        24,994,500
                Bavaria TRR Corp.:
  40,000,000      1.33%, 5/8/03 (Section 4(2)) ...............        39,989,656
  40,000,000      1.33%, 5/15/03 (Section 4(2)) ..............        39,979,311
  50,000,000      1.32%, 5/20/03 (Section 4(2)) ..............        49,965,167
  31,000,000      1.32%, 5/21/03 (Section 4(2)) ..............        30,977,267
  50,000,000      1.35%, 5/22/03 (Section 4(2)) ..............        49,960,625
  44,840,000      1.32%, 5/23/03 (Section 4(2)) ..............        44,803,829
                BCP Finance Bank, Ltd.:
  50,000,000      1.27%, 5/13/03 .............................        49,978,833
  50,000,000      1.26%, 6/11/03 .............................        49,928,250
  50,000,000    Black Forest Funding Corp.
                  1.28%, 7/1/03 (Section 4(2)) ...............        49,891,556
                Check Point Charlie, Inc.:
  30,000,000      1.33%, 5/6/03 (Section 4(2)) ...............        29,994,458
  39,100,000      1.33%, 5/20/03 (Section 4(2)) ..............        39,072,554
  40,000,000      1.35%, 5/27/03 (Section 4(2)) ..............        39,961,000
  23,200,000      1.33%, 6/3/03 (Section 4(2)) ...............        23,171,715
  45,960,000      1.36%, 6/11/03 (Section 4(2)) ..............        45,888,813
  50,000,000      1.28%, 6/30/03 (Section 4(2)) ..............        49,893,333
  25,000,000      1.30%, 7/10/03 (Section 4(2)) ..............        24,936,806
  27,540,000      1.35%, 7/14/03 (Section 4(2)) ..............        27,463,577
  50,000,000    Depfa Bank Europe PLC
                  1.33%, 5/19/03 (Section 4(2)) ..............        49,966,750
  50,000,000    Dresdner U.S. Finance Co.
                  1.39%, 5/21/03 .............................        49,961,389
  80,000,000    General Electric Capital Corp.
                  1.35%, 5/21/03 .............................        79,940,000
                General Motors Acceptance Corp.:
  50,000,000      1.53%, 5/16/03 .............................        49,968,125
  50,000,000      1.53%, 5/19/03 .............................        49,961,750
  50,000,000      1.53%, 5/20/03 .............................        49,959,625
  50,000,000      1.53%, 5/21/03 .............................        49,957,500
  50,000,000      1.53%, 5/22/03 .............................        49,955,375
  50,000,000      1.54%, 5/29/03 .............................        49,940,111
                HVB U.S. Finance:
  50,000,000      1.37%, 5/7/03 (Section 4(2)) ...............        49,988,583
  25,000,000      1.37%, 5/14/03 (Section 4(2)) ..............        24,987,632

See Notes to Schedules of Investments and Financial Statements.

26  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Commercial Paper - (continued)
                Landesbank Schleswig-Holstein Girozentrale:
$ 30,000,000      1.73% 5/15/03 (Section 4(2)) ...............    $   29,979,817
  25,000,000      2.15%, 7/10/03 (Section 4(2)) ..............        24,895,486
  50,000,000      1.17%, 10/7/03 (Section 4(2)) ..............        49,741,625
  50,000,000      1.36%, 2/5/04 (Section 4(2)) ...............        49,471,111
  50,000,000      1.23%, 3/25/04 (Section 4(2)) ..............        49,437,958
                Medical Building Funding IV:
  20,500,000      Series 2001, 1.42%, 5/27/03 ................        20,478,976
  22,900,000      Series 2002, 1.42%, 5/27/03 ................        22,876,515
                National Bank of New Zealand
                  International, Ltd.:
  50,000,000      1.36%, 5/21/03 (Section 4(2)) ..............        49,962,222
  50,000,000      1.38%, 5/22/03 (Section 4(2)) ..............        49,959,750
  50,000,000      1.33%, 4/13/04 (Section 4(2)) ..............        49,357,167
  50,000,000    Nordea North America, Inc.
                  1.18%, 12/29/03 ............................        49,603,389
  50,000,000    PB Finance (Delaware), Inc.
                  1.40%, 5/27/03 .............................        49,949,444
                Rhineland Funding Capital Corp.:
  20,000,000      1.35%, 5/20/03 (Section 4(2)) ..............        19,985,750
  22,790,000      1.34%, 5/22/03 (Section 4(2)) ..............        22,772,186
  20,000,000      1.35%, 5/23/03 (Section 4(2)) ..............        19,983,500
  40,605,000      1.32%, 5/27/03 (Section 4(2)) ..............        40,566,290
  45,000,000      1.32%, 5/28/03 (Section 4(2)) ..............        44,955,450
  40,000,000      1.30%, 6/5/03 (Section 4(2)) ...............        39,949,444
  50,000,000      1.28%, 7/7/03 (Section 4(2)) ...............        49,880,889
  49,361,000      1.32%, 7/9/03 (Section 4(2)) ...............        49,236,117
  40,000,000      1.35%, 7/16/03 (Section 4(2)) ..............        39,886,000
  50,000,000      1.35%, 7/29/03 (Section 4(2)) ..............        49,833,125
  35,500,000    Unibanco-Uniao de Bancos Brasilieros S.A.,
                  Grand Cayman
                  1.90%, 8/13/03 .............................        35,305,144
                Victory Receivables Corp.:
  50,000,000      1.35%, 5/14/03 (Section 4(2)) ..............        49,975,625
  42,481,000      1.35%, 5/16/03 (Section 4(2)) ..............        42,457,104
--------------------------------------------------------------------------------
Total Commercial Paper (cost $2,534,819,204) .................     2,534,819,204
--------------------------------------------------------------------------------
Floating Rate Notes - 9.2%
                American Express Centurion:
$ 25,000,000      1.30813%, 7/11/03 ..........................    $   25,000,000
  40,000,000      1.31%, 10/10/03 ............................        40,000,000
  20,000,000      1.32%, 12/23/03 ............................        20,000,000
                American Honda Finance Corp.:
  50,000,000      1.26%, 6/24/03 (144A) ......................        49,997,781
  25,000,000      1.2875%, 9/10/03 (144A) ....................        24,997,288
  35,000,000      1.2475%, 10/8/03 (144A) ....................        34,995,397
  75,000,000    Ares VII CLO Ltd., Class A-1a
                  1.34%, 5/8/15 (when-issued) ................        75,000,000
 105,000,000    Associated Bank N.A., Green Bay
                  1.35%, 2/3/04 ..............................       104,998,229
  75,000,000    Associates Corp. N.A.
                  1.36%, 6/26/03 .............................        75,000,000
 175,000,000    Blue Heron Funding II, Ltd., Class A
                  1.35%, 3/19/04 (144A)ss. ...................       175,000,000
 100,000,000    Blue Heron Funding IV, Ltd., Series 4A
                  Class A, 1.35%, 12/19/03 (144A)ss. .........       100,000,000
 100,000,000    Blue Heron Funding V, Ltd., Class A-1
                  1.35%, 2/25/04 (144A)ss. ...................       100,000,000
  90,000,000    Comerica Bank
                  1.38%, 10/24/03 ............................        89,991,277
  50,000,000    Credit Suisse First Boston, Inc.
                  1.67%, 10/23/03 ............................        50,082,379
  26,511,244    GMACCM Mortgage Trust III Series 2000
                  - Class A, (Insured by Freddie Mac)
                  1.36%, 9/20/05 (144A)ss. ...................        26,511,244
  50,000,000    Household Finance Corp.
                  1.81125%, 6/16/03 ..........................        50,000,000
                Northern Rock PLC:
  50,000,000      1.30125%, 1/16/04 (144A) ...................        50,000,000
  24,000,000      1.37875%, 3/18/04 (144A) ...................        24,021,331
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $1,115,594,926) ..............     1,115,594,926
--------------------------------------------------------------------------------
Master Notes - 22.6%
 100,000,000    Banc of America Securities LLC (same day put)
                  1.53%, 5/1/03 ..............................       100,000,000
 465,000,000    EMC Mortgage Corp. (same day put)
                  1.535%, 5/2/03 .............................       465,000,000
 630,000,000    GMAC Mortgage Corp. of Pennsylvania
                  1.767567%, 5/21/03 (Section 4(2))ss. .......       629,381,352
 630,000,000    JP Morgan Securities, Inc. (seven day put)
                  1.455%, 1/23/04 ............................       630,000,000
                Lehman Brothers, Inc.:
  80,000,000      (90 day put), 1.555%, 1/2/04 ...............        80,000,000
 530,000,000      (same day put), 1.555%, 3/17/04 ............       530,000,000
 300,000,000    Merrill Lynch & Company, Inc.
                  (seven day put), 1.525%, 3/27/04 ...........       300,000,000
--------------------------------------------------------------------------------
Total Master Notes (cost $2,734,381,352) .....................     2,734,381,352
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Repurchase Agreements - 30.9%
$277,300,000    ABN AMRO Bank N.V., 1.34%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $277,310,322
                  collateralized by $198,135,893
                  in U.S. Government Obligations
                  2.698%-11.00%, 8/15/03-3/1/31
                  $121,057,346 in U.S. Treasury Bills
                  0%, 5/8/03-10/23/03; with
                  respective values of $161,829,745
                  and $121,016,671 ...........................    $  277,300,000
 500,000,000    Banc of America Securities LLC, 1.37%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $500,019,028
                  collateralized by $859,880,506
                  in U.S. Government Obligations
                  0%-18.30%, 12/25/17-5/25/33
                  with a value of $513,261,749 ...............       500,000,000
 130,000,000    Bear Stearns & Company, Inc., 1.445%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $130,005,218
                  collateralized by $2,162,613,093
                  in Collateralized Mortgage Obligations
                  0%-8.00%, 4/25/17-8/25/36
                  with a value of $132,603,376** .............       130,000,000
 300,000,000    Credit Suisse First Boston, Inc., 1.40%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $300,011,667
                  collateralized by $511,454,946
                  in Collateralized Mortgage Obligations
                  0%-6.50%, 9/25/05-3/15/36
                  with a value of $309,002,785 ...............       300,000,000
 645,000,000    Goldman Sachs and Co., 1.40%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $645,025,083
                  collateralized by $345,971,293
                  in Asset Backed Securities
                  0%-7.25%, 4/23/06-4/23/09
                  $343,323,707 in Collateralized
                  Mortgage Obligations;  0%-7.25%
                  10/12/08-4/25/33 with respective
                  values of $345,606,950 and $314,146,208 ....       645,000,000
 200,000,000    JP Morgan Securities, Inc., 1.37%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $200,007,611
                  collateralized by $208,049,481
                  in U.S. Government Obligations
                  0%-15.217%, 6/15/27-5/25/33
                  with a value of $204,001,427 ...............       200,000,000
1,679,100,000   Salomon Smith Barney Holdings, Inc., 1.425%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $1,679,166,464
                  collateralized by $2,638,862,332
                  in U.S. Government Obligations
                  0%-21.066%, 9/1/07-5/1/33
                  with a value of $1,716,894,102 .............     1,679,100,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $3,731,400,000) ............     3,731,400,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.0%
$ 30,000,000    CC U.S.A., Inc.
                  1.31%, 4/13/04 .............................    $   30,000,000
                Dorada Finance, Inc.:
  40,000,000      2.625%, 5/16/03 (144A) .....................        40,000,000
  25,000,000      1.96%, 10/27/03 (144A) .....................        25,000,000
  30,000,000      1.50%, 2/10/04 (144A) ......................        30,000,000
  50,000,000      1.24%, 4/8/04 (144A) .......................        50,000,000
  24,238,333    Ford Credit Auto Owner Trust
                  Series 2003-A Class A1
                  1.36313%, 10/15/03 (144A)ss. ...............        24,238,333
  45,000,000    Sigma Finance, Inc.
                  1.96%, 10/27/03 (144A) .....................        45,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $244,238,333) .........       244,238,333
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 5.3%
  14,980,000    Breckenridge Terrace LLC
                  1.32%, 5/1/39 ..............................        14,980,000
  23,300,000    Brosis Finance LLC
                  1.32%, 9/1/19 ..............................        23,300,000
  20,000,000    Colorado Housing and Finance Authority
                  1.32%, 5/1/41 ..............................        20,000,000
  16,025,000    Colorado Natural Gas, Inc., Series 2002
                  1.43%, 7/1/32 ..............................        16,025,000
  27,055,000    Colorado Springs, Colorado Utilities System
                  Revenue, Series C, 1.35%, 11/1/27 ..........        27,055,000
  33,800,000    Cook County, Illinois, Series A
                  1.37%, 11/1/23 .............................        33,800,000
  15,000,000    Eufaula, Alabama Industrial Development
                  Board, (Chia Tai Project)
                  1.60%, 6/1/13 ..............................        15,000,000
  18,615,000    Gary, Indiana Redevelopment District
                  Economic Growth Revenue, Series A
                  1.45%, 1/8/06 ..............................        18,615,000
  40,000,000    Glen Raven Mills, North Carolina
                  1.32%, 5/1/14 ..............................        40,000,000
  40,000,000    Gulf States Paper Corp.
                  1.32%, 11/1/18 .............................        40,000,000
  10,400,000    HHH Supply and Investment Co.
                  1.45%, 7/1/29 ..............................        10,400,000
  12,600,000    Lenexa, Kansas Industrial Revenue
                  (Labone, Inc. Project), Series A
                  1.40%, 9/1/09 ..............................        12,600,000
  23,900,000    Los Angeles, California County Fair
                  Association, 1.35%, 11/1/16 ................        23,900,000
  20,675,000    Louisiana Health Systems Corp. Revenue
                  Series B, 1.37%, 10/1/22 ...................        20,675,000
  33,375,000    Montgomery, Alabama BMC Special Care
                  Facilities Financing Authority
                  (Baptist Medical Center), Series C
                  1.33%, 11/15/29 ............................        33,375,000
  29,400,000    Morganite Industries, Inc.
                  1.32%, 7/1/18 ..............................        29,400,000
  20,000,000    Municipal Gas Authority of Georgia
                  (Gas Portfolio III Project), Series A
                  1.35%, 2/1/15 ..............................        20,000,000
  31,500,000    Olympic Club, California Revenue
                  Series 2002, 1.43%, 10/1/32 ................        31,500,000

See Notes to Schedules of Investments and Financial Statements.

28  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - (continued)
$ 10,000,000    Patrick Schaumburg Automobiles, Inc.
                  1.40%, 7/1/08 ..............................    $   10,000,000
  10,500,000    Racetrac Capital LLC, Series 1998-A
                  1.32%, 4/1/18 ..............................        10,500,000
  25,000,000    Rehau, Inc.
                  1.56%, 10/1/19 .............................        25,000,000
  12,390,000    Sabine River Authority, Texas Pollution
                  Control Revenue, (TXU Electric Co.
                  Project), Series D, 1.50%, 12/1/36 .........        12,390,000
  33,800,000    Shoosmith Brothers, Inc.
                  1.32%, 3/1/15 ..............................        33,800,000
  15,700,000    St. Francis Place L.P.
                  1.35%, 12/1/08 .............................        15,700,000
  20,000,000    St. George Wellness Center
                  1.42%, 9/1/40 ..............................        20,000,000
  37,500,000    Texas State Veterans Housing Assistance
                  Program, Series A-2, 1.32%, 12/1/29 ........        37,500,000
   4,720,000    Union City, Tennessee Industrial Development
                  Board, (Cobank LLC Project)
                  1.42%, 1/1/25 ..............................         4,720,000
  38,975,000    Westchester County, New York Industrial
                  Development Agency
                  (Fortwest II Facility), Series 2002
                  1.57%, 5/1/32 ..............................        38,975,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $639,210,000) .       639,210,000
--------------------------------------------------------------------------------
U.S. Government Agency Note - 0.2%
  25,000,000    Federal Home Loan Bank System
                  1.67%, 12/23/03 (cost $25,000,000) .........        25,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $12,129,679,846) - 100.4% ......    12,129,679,846
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (52,463,787)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................   $12,077,216,059
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GOVERNMENT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
U.S. Government Agency Notes - 18.3%
                Fannie Mae:
$ 20,000,000      2.39%-2.50%, 5/2/03 ........................    $   19,998,642
  10,000,000      4.00%, 8/15/03 .............................        10,056,748
  12,650,000      1.63%, 8/22/03 .............................        12,585,278
  30,000,000      1.51%-1.58%, 11/14/03 ......................        29,746,363
  30,000,000      1.135%-1.25%, 3/5/04 .......................        29,692,931
  15,000,000      1.285%, 4/2/04 .............................        14,819,565
  10,000,000    Federal Farm Credit Bank:
                  1.24%, 4/7/04 ..............................         9,882,200
                Federal Home Loan Bank System:
  20,000,000      3.125%, 11/14/03 ...........................        20,131,712
  10,000,000      1.67%, 12/23/03 ............................        10,000,000
  12,225,000      5.25%, 2/13/04 .............................        12,584,122
  22,500,000      3.75%, 4/15/04 .............................        23,010,251
                Freddie Mac:
  10,000,000      1.75%, 9/19/03 .............................         9,931,458
  15,000,000      1.62%, 10/9/03 .............................        14,891,325
  25,000,000      1.53%, 12/4/03 .............................        24,769,437
  10,000,000      1.32%, 2/26/04 .............................         9,889,633
  10,000,000      1.28%, 3/25/04 .............................         9,883,022
--------------------------------------------------------------------------------
Total U.S. Government Agency Notes (cost $261,872,687) .......       261,872,687
--------------------------------------------------------------------------------
U.S. Government Agency Variable Notes - 26.3%
                Fannie Mae:
  10,000,000      1.1725%, 5/2/03 ............................         9,999,979
  10,000,000      1.1675%, 6/9/03 ............................         9,999,332
  10,000,000      1.113%, 7/14/03 ............................         9,998,999
  30,000,000      1.27%, 9/19/03 .............................        29,994,972
  10,000,000      1.16769%, 3/11/04 ..........................         9,995,946
  10,000,000      1.185%, 5/27/04 ............................         9,994,074
                Federal Farm Credit Bank:
  30,000,000      1.265%, 9/19/03 ............................        29,995,553
  25,000,000      1.18125%, 3/16/04 ..........................        24,989,840
  20,000,000      1.175, 4/7/04 ..............................        19,993,445
   5,350,000      1.18%, 5/5/04 ..............................         5,347,795
   5,000,000      1.29%, 6/2/04 ..............................         5,000,000
                Federal Home Loan Bank System:
  15,000,000      1.089%, 6/17/03 ............................        14,998,843
  10,000,000      1.27, 6/20/03 ..............................         9,999,710
  10,000,000      1.18, 8/14/03 ..............................         9,998,850
  20,000,000      1.275%, 9/8/03 .............................        19,998,934
  20,000,000      1.0925%, 12/12/03 ..........................        19,991,361
  30,000,000      1.125%, 12/29/03 ...........................        29,990,313
  15,500,000      1.28%, 1/29/04 .............................        15,498,844
  10,000,000      1.14%, 7/14/04 .............................         9,997,585
  20,000,000      1.18813%, 8/11/04 ..........................        19,992,314
  10,000,000      1.22%, 8/11/04 .............................         9,997,438
  15,000,000      1.205%, 8/25/04 ............................        14,993,061
  10,000,000      1.135%, 9/20/04 ............................         9,994,474
  25,000,000    Sallie Mae:
                  1.15%, 10/27/03 ............................        24,992,999
--------------------------------------------------------------------------------
Total U.S. Government Agency Variable Notes
  (cost $375,754,661) ........................................       375,754,661
--------------------------------------------------------------------------------
Floating Rate Notes - 0.2%
$  2,945,694    GMACCM Mortgage Trust III Series 2000
                  - Class A, (Insured by Freddie Mac)
                  1.36%, 9/20/05 (144A)ss.(cost $2,945,694) ..    $    2,945,694
--------------------------------------------------------------------------------
Repurchase Agreements - 55.2%
 146,600,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $146,605,375
                  collateralized by $137,985,000
                  in U.S. Government Obligations
                  4.875%-5.625%, 11/15/11
                  with a value of $149,535,044 ...............       146,600,000
 150,000,000    Bear Stearns & Company, Inc., 1.425%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $150,005,938
                  collateralized by $180,000,173
                  in U.S. Government Obligations
                  0%, 5/25/22-1/25/32
                  with a value of $153,000,506 ...............       150,000,000
 175,000,000    Credit Suisse First Boston, Inc., 1.425%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $175,006,927
                  collateralized by $190,054,077
                  in U.S. Government Obligations
                  5.50%-6.50%, 12/15/17-1/15/29
                  with a value of $178,501,096 ...............       175,000,000
  30,000,000    Goldman Sachs and Co., 1.10%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $30,000,917
                  collateralized by $30,560,000
                  in U.S. Government Obligations
                  0%-6.875%, 5/27/03-4/10/18
                  with a value of $30,600,252 ................        30,000,000
 288,500,000    Salomon Smith Barney Holdings, Inc.
                  1.425%, dated 4/30/03, maturing 5/1/03
                  to be repurchased at $288,511,420
                  collateralized by $453,404,671
                  in U.S. Government Obligations
                  0%-21.066%, 9/1/07-5/1/33
                  with a value of $294,993,716 ...............       288,500,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $790,100,000) ..............       790,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,430,673,042) - 100% .........     1,430,673,042
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% ..         (291,509)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $1,430,381,533
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

30  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Municipal Securities - 102.2%
Alabama - 1.7%
$  2,500,000    Daphne-Villa Mercy Special Care Facilities
                  Financing Authority Revenue
                  (Mercy Medical), Variable Rate
                  1.31%, 12/1/30 .............................    $    2,500,000
   2,100,000    University of Alabama Hospital University
                  Revenue, Series C, Variable Rate
                  1.25%, 9/1/31 ..............................         2,100,000

                                                                       4,600,000
Alaska - 0.4%
   1,000,000    North Slope Borough, Series A
                  5.90%, 6/30/03 .............................         1,006,839

Arizona - 0.5%
   1,250,000    Maricopa County Elementary School District
                  No. 28, (Kyrene Elementary)
                  Variable Rate, 5.20%, 7/1/13 ...............         1,258,333

Colorado - 13.5%
   1,000,000    Arvada, Variable Rate
                  1.35%, 11/1/20 .............................         1,000,000
   1,570,000    Aurora Centretech Metropolitan District
                  Series A, Variable Rate, 1.55%, 12/1/28 ....         1,570,000
   1,175,000    Boulder County Industrial Development
                  Revenue, (Mental Health Center)
                  Variable Rate, 1.45%, 11/1/14 ..............         1,175,000
   4,120,000    Castle Rock Metropolitan District No. 7
                  Variable Rate, 1.55%, 12/1/30 ..............         4,120,000
   7,080,000    Centennial Downs Metropolitan District
                  Variable Rate, 1.45%, 12/1/28 ..............         7,080,000
                Colorado Health Facilities Authority Revenue:
     440,000      (Lenoir), Series A, Variable Rate
                  1.35%, 2/15/31 .............................           440,000
     665,000      (National Benevolent Association)
                  Series D, Variable Rate, 1.40%, 3/1/25 .....           665,000
                Colorado Housing and Finance Authority
                  Multifamily Housing Revenue:
   1,600,000      Series A-1, Variable Rate, 1.35%, 10/1/30 ..         1,600,000
     400,000      (Winridge Apartments), Variable Rate
                  1.35%, 2/15/28 .............................           400,000
   2,000,000    Colorado School of Mines Development
                  Corp. Revenue, Variable Rate
                  1.40%, 9/1/26 ..............................         2,000,000
   1,005,000    Crystal Valley Metropolitan District No. 1
                  Variable Rate, 1.35%, 5/1/32 ...............         1,005,000
   2,900,000    Denver Health and Hospital Authority
                  Healthcare Revenue, Series A
                  Variable Rate, 1.40%, 12/1/32 ..............         2,900,000
   2,545,000    Dove Valley Metropolitan District Arapahoe
                  County, Variable Rate, 1.90%, 11/1/21 ......         2,545,000
   5,700,000    Grand County Revenue, (YMCA of the
                  Rockies), Variable Rate, 1.35%, 12/1/23 ....         5,700,000
   1,000,000    Interstate South Metropolitan District
                  Series B, Variable Rate, 1.90%, 11/1/14 ....         1,000,000
   4,000,000    Pinery West Metropolitan District No. 2
                  Variable Rate, 1.30%, 11/1/32 ..............         4,000,000

                                                                      37,200,000
Florida - 2.2%
$    400,000    Dade County Industrial Development
                  Authority Revenue, (Dolphins Stadium
                  Project), Series C, Variable Rate
                  1.35%, 1/1/16 ..............................    $      400,000
     500,000    Gulf Breeze Healthcare Facilities Revenue
                  (Heritage Healthcare), Variable Rate
                  1.45%, 1/1/24 ..............................           500,000
   3,500,000    Jacksonville Industrial Development Revenue
                  (Airport Hotel), Variable Rate
                  1.35%, 7/1/13 ..............................         3,500,000
   1,625,000    Volusia County Health Facilities Authority
                  Revenue, (Pooled Hospital Loan)
                  Variable Rate, 1.31%, 11/1/15 ..............         1,625,000

                                                                       6,025,000
Georgia - 3.9%
   6,875,000    Burke County Development Authority
                  Pollution Control Revenue
                  (Georgia Power Co.), Series 1
                  Variable Rate, 1.25%, 9/1/30 ...............         6,875,000
   4,000,000    Putnam County Development Authority
                  Pollution Control Revenue
                  (Georgia Power Plant Branch), Series 1
                  Variable Rate, 1.20%, 4/1/32 ...............         4,000,000

                                                                      10,875,000
Hawaii - 1.2%
   3,200,000    Hawaii Housing Finance and Development
                  Corp. Revenue, (Rental Housing System)
                  Series 89-A, Variable Rate, 1.31%, 7/1/24 ..         3,200,000

Idaho - 1.3%
   3,600,000    Idaho Health Facilities Authority Revenue
                  (St. Luke's Regional Medical Center)
                  Variable Rate, 1.35%, 5/1/22 ...............         3,600,000

Illinois - 4.3%
   4,900,000    Chicago Tax Increment, Series B
                  Variable Rate, 1.45%, 12/1/14 ..............         4,900,000
                Illinois Health Facilities Authority Revenue:
   1,600,000      (Bromenn Healthcare), Variable Rate
                  1.35%, 8/15/32 .............................         1,600,000
   3,100,000      (Swedish Covenant), Series A
                  Variable Rate, 1.31%, 8/15/27 ..............         3,100,000
                Sauget Pollution Control Revenue
                  (Monsanto Co.):
   1,750,000      Variable Rate, 1.40%, 9/1/14 ...............         1,750,000
     300,000      Variable Rate, 1.40%, 9/1/22 ...............           300,000
     300,000      Variable Rate, 1.40%, 5/1/28 ...............           300,000

                                                                      11,950,000

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Indiana - 4.9%
$ 10,000,000    Indiana Bond Bank Revenue
                  (Advance Funding), Series A
                  2.00%, 1/27/04 .............................    $   10,066,028
                Indiana Health Facilities Financing
                  Authority Revenue:
     400,000      (Capital Access), Variable Rate
                  1.35%, 4/1/13 ..............................           400,000
     825,000      (Capital Access), Variable Rate
                  1.35%, 1/1/16 ..............................           825,000
     400,000      (Fayette Memorial Hospital Association)
                  Series A, Variable Rate, 1.40%, 10/1/32 ....           400,000
     905,000    Indiana State Educational Facilities Authority
                  Revenue, (Franklin College)
                  Variable Rate, 1.40%, 10/1/19 ..............           905,000
     550,000    Logansport Economic Development Revenue
                  (Modine Manufacturing Co.)
                  Variable Rate, 1.55%, 1/1/08 ...............           550,000
     400,000    Marion Economic Development Revenue
                  (Indiana Wesleyan University)
                  Variable Rate, 1.35%, 6/1/30 ...............           400,000

                                                                      13,546,028
Iowa - 3.2%
   5,250,000    Buffalo Pollution Control Revenue
                  (LaFarge Corp.), Series B
                  Variable Rate, 1.60%, 10/1/10 ..............         5,250,000
   2,065,000    Grinnell Hospital Revenue, (Grinnell
                  Medical Center), Variable Rate
                  1.40%, 12/1/21 .............................         2,065,000
     100,000    Iowa Finance Authority Private College
                  Revenue, (Drake University)
                  Variable Rate, 1.40%, 7/1/31 ...............           100,000
   1,500,000    Iowa Higher Education Loan Authority
                  Revenue, (Grand View), Variable Rate
                  1.40%, 10/1/25 .............................         1,500,000

                                                                       8,915,000
Kansas - 1.8%
   3,700,000    Kansas State Development Finance Authority
                  Revenue, (Hays Medical Center)
                  Series N, Variable Rate, 1.40%, 5/15/26 ....         3,700,000
   1,200,000    Salina Revenue, (Salina Central Mall
                  - Dillards), Variable Rate, 1.55%, 12/1/14 .         1,200,000

                                                                       4,900,000
Louisiana - 5.9%
  13,500,000    Ascension Parish Pollution Control Revenue
                  (Borden Inc.), (Credit Suisse First Boston
                  Insured), Variable Rate, 1.31%, 12/1/09 ....        13,500,000
   1,000,000    Louisiana Public Facilities Authority Hospital
                  Revenue, (Franciscan Missionaries)
                  Series A, 5.00%, 7/1/03 ....................         1,006,444
   1,800,000    Ouachita Parish Industrial Development
                  Revenue, (McRae's, Inc.)
                  Variable Rate, 1.85%, 7/1/04 ...............         1,800,000

                                                                      16,306,444

Michigan - 5.1%
$  1,000,000    Calhoun County
                  4.95%, 7/1/03 ..............................    $    1,006,248
   4,900,000    Eastern Michigan University Revenue
                  Variable Rate, 1.40%, 6/1/27 ...............         4,900,000
   1,750,000    Farmington Hills Hospital Finance Authority
                  Revenue, (Botsford General Hospital)
                  Series B, Variable Rate, 1.40%, 2/15/16 ....         1,750,000
   6,300,000    Holland Economic Development Corp.
                  (Thrifty Holland, Inc.), Variable Rate
                  1.30%, 3/1/13 ..............................         6,300,000
     100,000    Michigan Higher Education Facilities
                  Authority Revenue, (Concordia College)
                  Variable Rate, 1.40%, 9/1/14 ...............           100,000

                                                                      14,056,248
Minnesota - 4.1%
     800,000    Arden Hills Housing and Health Care
                  Facilities Revenue, (Presbyterian Homes)
                  Series A, Variable Rate, 1.40%, 9/1/29 .....           800,000
   1,300,000    Brooklyn Center Revenue, (Brookdale Corp.)
                  Variable Rate, 1.40%, 12/1/14 ..............         1,300,000
   1,100,000    Duluth Economic Development Authority
                  Health Care Facilities Revenue
                  (Miller-Dwan Medical Center)
                  Variable Rate, 1.40%, 6/1/19 ...............         1,100,000
   1,000,000    Mankato Multifamily Housing Revenue
                  (Highland Hills of Mankato)
                  Variable Rate, 1.40%, 5/1/27 ...............         1,000,000
   1,000,000    Minneapolis Revenue, (People Serving People)
                  Variable Rate, 1.40%, 10/1/21 ..............         1,000,000
     200,000    Minnesota State Higher Education Facilities
                  Authority Revenue, (St. Olaf College)
                  Series Five-H, Variable Rate
                  1.35%, 10/1/30 .............................           200,000
   1,250,000    St. Paul Housing and Redevelopment
                  Authority Revenue, (Goodwill/Easter Seals)
                  Variable Rate, 1.50%, 8/1/25 ...............         1,250,000
   4,705,000    Winona Independent School District No. 861
                  (Aid Anticipation), 2.25%, 8/10/03 .........         4,714,322

                                                                      11,364,322
Mississippi - 0.8%
   2,315,000    Mississippi State Board of Trustees of
                  Institutions of Higher Learning
                  Series A, 2.50%, 10/1/03 ...................         2,324,783

See Notes to Schedules of Investments and Financial Statements.

32  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Missouri - 5.9%
                Missouri Health and Educational
                Facilities Authority Revenue:
$  7,035,000      (Hannibal - LaGrange College)
                  Variable Rate, 1.45%, 7/1/31 ...............    $    7,035,000
     480,000      (Missouri Valley College)
                  Variable Rate, 1.40%, 10/1/31 ..............           480,000
   1,000,000      (Rockhurst University), Series D
                  2.25%, 4/23/04 .............................         1,009,651
   5,000,000      (School District Advance Funding)
                  Series H, 2.25%, 10/24/03 ..................         5,015,417
   1,860,000      (St. Francis Medical Center), Series A
                  Variable Rate, 1.35%, 6/1/26 ...............         1,860,000
     600,000      (Washington University), Series C
                  Variable Rate, 1.35%, 3/1/40 ...............           600,000
     185,000    Springfield Industrial Development Authority
                  Multifamily Housing Revenue
                  (Shamrock Properties, Inc.)
                  Variable Rate, 1.35%, 12/1/19 ..............           185,000
     200,000    St. Charles County Industrial Development
                  Authority Pollution Control Revenue
                  (Monsanto Co.), Variable Rate
                  1.35%, 7/1/21 ..............................           200,000

                                                                      16,385,068
Montana - 1.7%
   4,800,000    Montana State Health Facilities Authority
                  Facility Revenue, Series FX-1
                  Variable Rate, 1.52%, 2/15/16 ..............         4,800,000

Nebraska - 0.7%
   1,900,000    Norfolk Industrial Development Revenue
                  (Supervalu, Inc.), Variable Rate
                  1.45%, 11/1/14 .............................         1,900,000

Nevada - 0.7%
   2,000,000    Clark County Economic Development
                  Revenue, (Lutheran Secondary School
                  Association), Variable Rate, 1.60%, 2/1/30 .         2,000,000

North Carolina - 3.5%
   9,800,000    Concord Utilities Systems Revenue, Series B
                  Variable Rate, 1.30%, 12/1/22 ..............         9,800,000

North Dakota - 0.1%
     375,000    Grand Forks Health Care Facilities Revenue
                  (The UTD Hospital Obligation Group), Series A
                  Variable Rate, 1.31%, 12/1/25 ..............           375,000

Ohio - 5.0%
  10,000,000    Cuyahoga County Hospital Facilities Revenue
                  (Sisters of Charity Health System)
                  Variable Rate, 1.40%, 11/1/30 ..............        10,000,000
   2,300,000    Cuyahoga Falls, (Bond Anticipation)
                  2.00%, 12/18/03 ............................         2,310,058
   1,500,000    Youngstown City School District
                  (Anticipation Note)
                  Series 2, 2.00%, 1/7/04 ....................         1,508,643

                                                                      13,818,701
Oklahoma - 0.3%
     800,000    Oklahoma City Industrial and Cultural
                  Facilities Trust Revenue
                  (Oklahoma Christian College)
                  Variable Rate, 1.65%, 7/1/15 ...............           800,000

Oregon - 0.8%
$  2,200,000    Oregon State, (Tax Anticipation)
                  Series A, 3.25%, 5/1/03 ....................    $    2,200,000

Pennsylvania - 4.9%
   2,000,000    Allegheny County Industrial Development
                  Authority Revenue, (Our Lady of the
                  Sacred Heart High School)
                  Variable Rate, 3.00%, 6/1/22 ...............         2,002,042
   2,600,000    Blair County Industrial Development
                  Authority Revenue, (Penn State University)
                  Series C, Variable Rate, 1.25%, 1/1/11 .....         2,600,000
                Pennsylvania Higher Educational Facilities
                  Authority Revenue
                  (Susquehanna University):
   2,800,000      Series H9, Variable Rate, 1.15%, 5/1/31 ....         2,800,000
   3,000,000      Series H9, Variable Rate, 2.20%, 5/1/31 ....         3,000,000
   1,000,000    Schuylkill County Industrial Development
                  Authority Resource Recovery Revenue
                  (WPS Westwood), Variable Rate
                  1.35%, 4/1/21 ..............................         1,000,000
   2,000,000    Washington County Hospital Authority
                  Revenue, Variable Rate, 1.65%, 7/1/31 ......         2,000,000

                                                                      13,402,042
Rhode Island - 0.6%
   1,600,000    Rhode Island Health and Educational
                  Building Corp. Educational Institution
                  Revenue, (St. George's School Issue)
                  Variable Rate, 1.40%, 9/1/30 ...............         1,600,000

South Carolina - 0.5%
   1,245,000    Pickens County School District
                  Series B, 2.25%, 3/1/04 ....................         1,257,032

Texas - 10.8%
   4,675,000    Alamo Heights Higher Education Facilities
                  Corp. Revenue, (University of the
                  Incarnate Word), Variable Rate
                  1.45%, 4/1/19 ..............................         4,675,000
   1,600,000    Bell County Health Facilities Development
                  Corp. Revenue, (Scott & White Memorial
                  Hospital), Series B1, Variable Rate
                  1.35%, 8/15/29 .............................         1,600,000
   4,805,000    Bexar County Housing Finance Corp.
                  Multifamily Housing Revenue
                  (Mitchell Village Apartments), Series A
                  Variable Rate, 1.35%, 2/15/30 ..............         4,805,000
     100,000    Brazos Harbor Industrial Development Corp.
                  Marine Term Revenue, (Monsanto Co.)
                  Variable Rate, 1.40%, 3/1/21 ...............           100,000
   1,100,000    Gulf Coast Waste Disposal Authority
                  Pollution Control Revenue
                  (Monsanto Co.), Variable Rate
                  1.40%, 4/1/13 ..............................         1,100,000
  15,000,000    Texas State, (Tax and Revenue Anticipation)
                  2.75%, 8/29/03 .............................        15,065,634
   2,300,000    Travis County, (Certificates of Obligation)
                  3.25%, 3/1/04 ..............................         2,339,675

                                                                      29,685,309

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Income Funds  April 30, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TAX-EXEMPT MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Washington - 2.8%
$  1,690,000    Washington State Economic Development
                  Finance Authority Revenue
                  (Seadrunar Recycling, LLC), Series E
                  Variable Rate, 1.40%, 8/1/25 ...............    $    1,690,000
   3,000,000    Washington State Health Care Facilities
                  Authority Revenue, (Virginia Mason
                  Medical Center), Series B
                  Variable Rate, 1.31%, 2/15/27 ..............         3,000,000
                Washington State Housing Finance
                  Commission Nonprofit Housing Revenue:
   2,945,000      (Nikkei Concerns), Variable Rate
                  1.40%, 10/1/19 .............................         2,945,000
     100,000      (Tacoma Art Museum), Variable Rate
                  1.40%, 6/1/32 ..............................           100,000

                                                                       7,735,000
Wisconsin - 9.1%
   7,875,000    Milwaukee County, (Capital Appreciation)
                  Series A, 0%, 9/1/03 .......................         7,834,346
  12,200,000    Milwaukee Redevelopment Authority
                  (Cathedral Place Parking Facility)
                  Variable Rate, 1.60%, 5/1/25 ...............        12,200,000
                Wisconsin Health and Educational Facilities
                  Authority Revenue:
   3,000,000      (Felician Services), Series B
                  Variable Rate, 1.31%, 1/1/27 ...............         3,000,000
   2,165,000      (Monroe Joint Venture, Inc.)
                  Variable Rate, 1.40%, 1/1/30 ...............         2,165,000

                                                                      25,199,346
--------------------------------------------------------------------------------
Total Investments (total cost $282,085,495) - 102.2% .........       282,085,495
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.2)%      (6,123,564)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................    $  275,961,931
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

34  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES - BOND FUNDS

                                                                       Janus           Janus                           Janus
                                                                      Federal         Flexible         Janus         Short-Term
As of April 30, 2003 (unaudited)                                     Tax-Exempt        Income        High-Yield         Bond
(all numbers in thousands except net asset value per share)             Fund            Fund            Fund            Fund

--------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $    238,456    $  1,752,949    $    991,142    $    458,138
Investments at value                                                $    246,406    $  1,849,782    $  1,027,297    $    465,009
  Cash                                                                        16             377           3,389              53
  Receivables:
    Investments sold                                                          --          45,341           1,857           9,948
    Fund shares sold                                                          80           1,833           4,993             436
    Interest                                                               4,081          26,239          19,191           5,089
  Other assets                                                                 1             291               4               2
--------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                             250,584       1,923,863       1,056,731         480,537
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  2,758          52,444          32,843           9,942
    Fund shares repurchased                                                  324           4,486           1,396             387
    Dividends                                                                 59             444             435              27
    Advisory fee                                                              66             853             531             143
    Transfer agent fees and expenses                                          32             317             152             100
    Variation Margin                                                          --           1,174              --             347
  Accrued expenses                                                            18              51              51              57
  Forward currency contracts                                                  --           2,310              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                          3,257          62,079          35,408          11,003
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                          $    247,327    $  1,861,784    $  1,021,323    $    469,534
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         34,326         189,985         108,864         158,351
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       7.21    $       9.80    $       9.38    $       2.97
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS - BOND FUNDS

                                                                       Janus           Janus                           Janus
                                                                      Federal         Flexible         Janus         Short-Term
For the six months ended April 30, 2003 (unaudited)                  Tax-Exempt        Income        High-Yield         Bond
(all numbers in thousands)                                              Fund            Fund            Fund            Fund

--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $      5,056    $     44,935    $     28,405    $      8,679
  Dividends                                                                   --             853              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                    5,056          45,788          28,405           8,679
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                              710           4,805           2,553           1,449
  Transfer agent fees and expenses                                           237           1,864             794             568
  Registration fees                                                           26              33              73              --
  Postage and mailing expenses                                                12              51              13              24
  Custodian fees                                                              16              79              31              23
  Printing expenses                                                           20              79              20              56
  Audit fees                                                                   6              15               6               5
  Trustees' fees and expenses                                                  4               7               4               3
  Other expenses                                                              10              17              11               4
--------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                             1,041           6,950           3,505           2,132
--------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                       (3)            (15)            (12)             (6)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                               1,038           6,935           3,493           2,126
--------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                          (269)             --              --            (589)
--------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                     769           6,935           3,493           1,537
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               4,287          38,853          24,912           7,142
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                      596          17,423           4,809          12,212
  Net realized gain/(loss) from foreign currency transactions                 --          (2,302)             --              --
  Net realized gain/(loss) from futures contracts                             --          (6,143)             --          (1,662)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                       4,519          42,945          43,862          (4,313)
--------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                     5,115          51,923          48,671           6,237
--------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $      9,402    $     90,776    $     73,583    $     13,379
--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

36  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - BOND FUNDS

                                                                     Janus                           Janus
For the six months ended April 30, 2003 (unaudited)            Federal Tax-Exempt               Flexible Income
and for the fiscal year ended October 31, 2002                        Fund                            Fund
(all numbers in thousands)                                    2003            2002            2003            2002

----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                            $      4,287    $      5,675    $     38,853    $     70,589
  Net realized gain/(loss) from investment and
    foreign currency transactions                                  596              64           8,978         (12,442)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations             4,519             633          42,945          16,279
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                9,402           6,372          90,776          74,426
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                        (4,287)         (5,675)        (38,569)        (70,873)
  Net realized gain from investment transactions*                   --              --              --              --
  Tax return of capital*                                            --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (4,287)         (5,675)        (38,569)        (70,873)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                   98,250         250,510         456,829         772,794
  Reinvested dividends and distributions                         3,826           4,878          35,630          64,234
  Shares repurchased                                           (89,941)       (154,959)       (267,990)       (581,583)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions         12,135         100,429         224,469         255,445
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                           17,250         101,126         276,676         258,998
Net Assets:
  Beginning of period                                          230,077         128,951       1,585,108       1,326,110
----------------------------------------------------------------------------------------------------------------------
  End of period                                           $    247,327    $    230,077    $  1,861,784    $  1,585,108
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                $    244,475    $    232,340    $  1,836,202    $  1,611,733
  Accumulated net investment income/(loss)*                         --              --              (4)           (288)
  Accumulated net realized gain/(loss)
    from investments*                                           (5,097)         (5,693)        (68,911)        (77,889)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                7,949           3,430          94,497          51,552
----------------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $    247,327    $    230,077    $  1,861,784    $  1,585,108
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                   13,844          35,761          47,476          82,639
  Reinvested distributions                                         537             700           3,690           6,904
----------------------------------------------------------------------------------------------------------------------
Total                                                           14,381          36,461          51,166          89,543
----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                           (12,674)        (22,247)        (27,893)        (62,564)
Net Increase/(Decrease) in Fund Shares                           1,707          14,214          23,273          26,979
Shares Outstanding, Beginning of Period                         32,619          18,405         166,712         139,733
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               34,326          32,619         189,985         166,712
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                               $     49,603    $    184,448    $    874,001    $  1,503,332
    Proceeds from sales of securities                           32,366          84,545         590,584       1,466,071
    Purchases of long-term U.S. government obligations              --              --         730,086       1,830,484
    Proceeds from sales of long-term U.S.
      government obligations                                        --              --         765,086       1,711,696

                                                                     Janus                           Janus
For the six months ended April 30, 2003 (unaudited)                High-Yield                    Short-Term Bond
and for the fiscal year ended October 31, 2002                        Fund                            Fund
(all numbers in thousands)                                    2003            2002            2003            2002

----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                            $     24,912    $     34,432    $      7,142    $     17,743
  Net realized gain/(loss) from investment and
    foreign currency transactions                                4,809         (26,349)         10,550         (13,510)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations            43,862          (2,567)         (4,313)          6,266
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                               73,583           5,516          13,379          10,499
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                       (24,604)        (34,432)         (7,127)        (17,744)
  Net realized gain from investment transactions*                   --              --              --              --
  Tax return of capital*                                            --              --              --             (14)
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (24,604)        (34,432)         (7,127)        (17,758)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                  519,018         370,933          87,708         360,131
  Reinvested dividends and distributions                        22,078          30,464           6,819          16,850
  Shares repurchased                                          (142,140)       (208,459)       (123,802)       (400,765)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions        398,956         192,938         (29,275)        (23,784)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          447,935         164,022         (23,023)        (31,043)
Net Assets:
  Beginning of period                                          573,388         409,366         492,557         523,600
----------------------------------------------------------------------------------------------------------------------
  End of period                                           $  1,021,323    $    573,388    $    469,534    $    492,557
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)*                $  1,062,160    $    663,204    $    464,878    $    494,152
  Accumulated net investment income/(loss)*                        308              --              15              --
  Accumulated net realized gain/(loss)
    from investments*                                          (77,300)        (82,109)         (1,871)        (12,420)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations               36,155          (7,707)          6,512          10,825
----------------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $  1,021,323    $    573,388    $    469,534    $    492,557
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                   57,105          40,416          29,839         122,644
  Reinvested distributions                                       2,421           3,317           2,318           5,739
----------------------------------------------------------------------------------------------------------------------
Total                                                           59,526          43,733          32,157         128,383
----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                           (15,701)        (22,802)        (42,151)       (136,614)
Net Increase/(Decrease) in Fund Shares                          43,825          20,931          (9,994)         (8,231)
Shares Outstanding, Beginning of Period                         65,039          44,108         168,345         176,576
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              108,864          65,039         158,351         168,345
----------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities
  (excluding short-term securities):
    Purchases of securities                               $  1,053,237    $    760,796    $    220,976    $    261,818
    Proceeds from sales of securities                          680,805         614,533         329,973         308,649
    Purchases of long-term U.S. government obligations          37,224          40,287         320,474         519,896
    Proceeds from sales of long-term U.S.
      government obligations                                    38,089          39,671         238,372         431,226

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - BOND FUNDS

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                     Janus Federal Tax-Exempt Fund
and through each fiscal year ended October 31               2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     7.05   $     7.01   $     6.74   $     6.66   $     7.27   $     7.09
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .13          .27          .31          .34          .34          .34
  Net gain/(loss) on securities
    (both realized and unrealized)                              .16          .04          .27          .08        (.61)          .18
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .29          .31          .58          .42        (.27)          .52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.13)        (.27)        (.31)        (.34)        (.34)        (.34)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.13)        (.27)        (.31)        (.34)        (.34)        (.34)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     7.21   $     7.05   $     7.01   $     6.74   $     6.66   $     7.27
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                4.12%        4.56%        8.80%        6.47%      (4.04)%        7.65%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  247,327   $  230,077   $  128,951   $   80,056   $   96,199   $   91,625
Average Net Assets for the Period (in thousands)         $  238,546   $  148,070   $  105,066   $   77,794   $  102,366   $   74,133
Ratio of Gross Expenses to Average Net Assets***(1)        0.65%(2)     0.66%(2)     0.68%(2)     0.67%(2)     0.66%(2)     0.67%(2)
Ratio of Net Expenses to Average Net Assets***(1)             0.65%        0.65%        0.65%        0.65%        0.65%        0.65%
Ratio of Net Investment Income
  to Average Net Assets***                                    3.62%        3.83%        4.50%        5.09%        4.79%        4.76%
Portfolio Turnover Rate***                                      28%          58%          60%         115%          62%         227%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                      Janus Flexible Income Fund
and through each fiscal year ended October 31               2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     9.51   $     9.49   $     8.99   $     9.35   $     9.91   $    10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .22          .49          .58          .65          .63          .67
  Net gain/(loss) on securities
    (both realized and unrealized)                              .29          .02          .50        (.35)        (.45)          .12
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .51          .51         1.08          .30          .18          .79
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.22)        (.49)        (.58)     (.66)(3)        (.63)        (.67)
  Distributions (from capital gains)*                            --           --           --           --        (.11)        (.21)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.22)        (.49)        (.58)        (.66)        (.74)        (.88)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     9.80   $     9.51   $     9.49   $     8.99   $     9.35   $     9.91
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                5.39%        5.63%       12.41%        3.31%        1.75%        8.14%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $1,861,784   $1,585,108   $1,326,110   $1,080,423   $1,279,398   $1,103,591
Average Net Assets for the Period (in thousands)         $1,707,265   $1,347,054   $1,147,222   $1,137,973   $1,266,098   $  892,853
Ratio of Gross Expenses to Average Net Assets***(1)           0.82%        0.81%        0.79%        0.81%        0.82%        0.84%
Ratio of Net Expenses to Average Net Assets***(1)             0.82%        0.81%        0.77%        0.79%        0.81%        0.82%
Ratio of Net Investment Income
  to Average Net Assets***                                    4.59%        5.24%        6.33%        7.31%        6.54%        6.68%
Portfolio Turnover Rate***                                     166%         243%         284%         173%         119%         148%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  The ratio was 0.88% in 2003, 0.92% in 2002, 1.05% in 2001, 1.02% in 2000,
     1.01% in 1999 and 0.99% in 1998 before waiver of certain fees incurred by the Fund.
(3) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

38  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                         Janus High-Yield Fund
and through each fiscal year ended October 31               2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     8.82   $     9.28   $     9.84   $    10.03   $    10.25   $    11.83
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .30          .65          .78          .86          .89          .90
  Net gain/(loss) on securities
    (both realized and unrealized)                              .56        (.46)        (.56)        (.19)        (.22)       (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .86          .19          .22          .67          .67        (.12)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.30)        (.65)     (.78)(2)     (.86)(2)        (.89)        (.90)
  Distributions (from capital gains)*                            --           --           --           --           --        (.56)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.30)        (.65)        (.78)        (.86)        (.89)       (1.46)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     9.38   $     8.82   $     9.28   $     9.84   $    10.03   $    10.25
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                9.87%        1.97%        2.23%        6.72%        6.34%      (1.45)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $1,021,323   $  573,388   $  409,366   $  299,924   $  264,476   $  268,217
Average Net Assets for the Period (in thousands)         $  745,875   $  490,524   $  382,153   $  285,821   $  296,586   $  380,942
Ratio of Gross Expenses to Average Net Assets***(1)           0.95%        0.96%        1.03%     1.03%(3)     1.02%(3)        0.99%
Ratio of Net Expenses to Average Net Assets***(1)             0.95%        0.96%        0.99%        1.00%        1.00%        0.96%
Ratio of Net Investment Income
  to Average Net Assets***                                    6.74%        7.02%        8.04%        8.43%        8.48%        7.85%
Portfolio Turnover Rate***                                     217%         161%         358%         295%         310%         336%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                      Janus Short-Term Bond Fund
and through each fiscal year ended October 31               2003         2002         2001         2000         1999         1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $     2.93   $     2.97   $     2.86   $     2.83   $     2.91   $     2.90
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                  .04          .10          .14          .16          .16          .17
  Net gain/(loss) on securities
    (both realized and unrealized)                              .04        (.04)          .11          .03        (.08)          .01
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                .08          .06          .25          .19          .08          .18
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                     (.04)     (.10)(2)        (.14)        (.16)        (.16)        (.17)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.04)        (.10)        (.14)        (.16)        (.16)        (.17)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                           $     2.97   $     2.93   $     2.97   $     2.86   $     2.83   $     2.91
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                2.89%        2.22%        9.50%        6.65%        2.82%        6.49%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                 $  469,534   $  492,557   $  523,600   $  139,899   $  139,008   $  140,906
Average Net Assets for the Period (in thousands)         $  476,702   $  499,807   $  284,977   $  128,788   $  135,882   $   89,556
Ratio of Gross Expenses to Average Net Assets***(1)        0.65%(2)     0.65%(4)     0.66%(4)     0.66%(4)     0.66%(4)     0.67%(4)
Ratio of Net Expenses to Average Net Assets***(1)             0.65%        0.65%        0.65%        0.65%        0.65%        0.65%
Ratio of Net Investment Income
  to Average Net Assets***                                    3.02%        3.55%        4.70%        5.74%        5.59%        5.91%
Portfolio Turnover Rate***                                     237%         164%         201%         134%         101%         101%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Dividends (from net investment income) includes tax return of capital, less than $0.01 per share.
(3) The ratio was 1.05% in 2000 and 1.05% in 1999 before waiver of certain fees incurred by the Fund.
(4)  The ratio was 0.90% in 2003, 0.88% in 2002, 0.98% in 2001, 1.03% in 2000,
     1.03% in 1999 and 1.06% in 1998 before waiver of certain fees incurred by the Fund.
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES - MONEY MARKET FUNDS

                                                                                       Janus           Janus
                                                                       Janus         Government      Tax-Exempt
As of April 30, 2003 (unaudited)                                    Money Market    Money Market    Money Market
(all numbers in thousands except net asset value per share)             Fund            Fund            Fund

----------------------------------------------------------------------------------------------------------------
Assets:
  Investments at amortized cost                                     $ 12,129,680    $  1,430,673    $    282,085
  Cash                                                                       260              --             135
  Receivables:
    Fund shares sold                                                      25,511             459             828
    Interest                                                              12,754           1,097           1,093
----------------------------------------------------------------------------------------------------------------
Total Assets                                                          12,168,205       1,432,229         284,141
----------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 75,000              --           7,644
    Fund shares repurchased                                                7,532             961             413
    Dividends and distributions                                            5,630             506               6
    Advisory fees                                                          1,039             125              22
    Administrative fees                                                    1,775             212              80
    Service fees                                                              11              35              --
    Audit fees                                                                 2               8              13
    Trustees' fees and expenses                                               --              --               1
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                                         90,989           1,847           8,179
----------------------------------------------------------------------------------------------------------------
Net Assets                                                          $ 12,077,216    $  1,430,382    $    275,962
Shares Outstanding                                                    12,077,168       1,430,382         275,962
Net Assets - Investor Shares                                        $  2,713,387    $    397,079    $    176,268
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)      2,713,377         397,079         176,268
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       1.00    $       1.00    $       1.00
----------------------------------------------------------------------------------------------------------------
Net Assets - Institutional Shares                                   $  9,309,333    $    878,358    $     99,408
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)      9,309,296         878,358          99,408
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       1.00    $       1.00    $       1.00
----------------------------------------------------------------------------------------------------------------
Net Assets - Service Shares                                         $     54,496    $    154,945    $        286
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)         54,495         154,945             286
----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       1.00    $       1.00    $       1.00
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

40  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS - MONEY MARKET FUNDS

                                                                                       Janus           Janus
                                                                       Janus         Government      Tax-Exempt
For the six months ended April 30, 2003 (unaudited)                 Money Market    Money Market    Money Market
(all numbers in thousands)                                              Fund            Fund            Fund

----------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $    104,612    $     12,874    $      2,061
----------------------------------------------------------------------------------------------------------------
                                                                         104,612          12,874           2,061
----------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            6,870             891             154
  Administrative fee for investor shares                                   7,100           1,049             461
  Administrative fee for institutional shares                              4,334             294              50
  Administrative fee for service shares                                       26              47              --
  Service fee for service shares                                              81             235              --
  Audit fees                                                                   7               5               6
  Trustees' fees and expenses                                                 64              12               1
----------------------------------------------------------------------------------------------------------------
Total Expenses                                                            18,482           2,533             672
----------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              86,130          10,341           1,389
----------------------------------------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized gain/(loss) from investment transactions                       48              --              --
----------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $     86,178    $     10,341    $      1,389
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS - MONEY MARKET FUNDS

                                                                     Janus                      Janus Government
For the six months ended April 30, 2003 (unaudited)               Money Market                    Money Market
 and for the fiscal year ended October 31, 2002                       Fund                            Fund
(all numbers in thousands)                                    2003            2002            2003            2002

----------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                   $     86,130    $    296,710    $     10,341    $     32,068
  Net realized gain from investment transactions                    48             292              --              16
----------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations            86,178         297,002          10,341          32,084
----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                            (13,083)        (48,582)         (1,765)         (6,392)
    Institutional Shares                                       (72,690)       (246,747)         (7,593)        (23,733)
    Service Shares                                                (357)         (1,381)           (983)         (1,943)
  Net realized gain from investment transactions:
    Investor Shares                                                 --             (62)             --              (4)
    Institutional Shares                                            --            (228)             --             (11)
    Service Shares                                                  --              (2)             --              (1)
----------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                  (86,130)       (297,002)        (10,341)        (32,084)
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                            925,636       3,451,102         101,004         363,218
    Institutional Shares                                   110,644,558     292,938,764       6,675,333      29,455,369
    Service Shares                                             146,468       1,847,980         604,421         800,786
  Reinvested dividends and distributions:
    Investor Shares                                             12,709          46,961           1,719           6,183
    Institutional Shares                                        25,077          70,411           2,607           9,912
    Service Shares                                                 122             645             182              15
  Shares repurchased:
    Investor Shares                                         (1,266,605)     (4,070,523)       (152,957)       (393,423)
    Institutional Shares                                  (111,901,539)   (295,736,587)     (7,074,232)    (29,124,604)
    Service Shares                                            (190,738)     (1,824,497)       (622,950)       (713,098)
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions     (1,604,312)     (3,275,744)       (464,873)        404,358
----------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                       (1,604,264)     (3,275,744)       (464,873)        404,358
Net Assets:
  Beginning of Period                                       13,681,480      16,957,224       1,895,255       1,490,897
----------------------------------------------------------------------------------------------------------------------
  End of Period                                           $ 12,077,216    $ 13,681,480    $  1,430,382    $  1,895,255
----------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                 $ 12,077,168    $ 13,681,480    $  1,430,382    $  1,895,255
  Undistributed net realized gain from investments                  48              --              --              --
----------------------------------------------------------------------------------------------------------------------
Total Net Assets                                          $ 12,077,216    $ 13,681,480    $  1,430,382    $  1,895,255
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
  Shares sold                                                  925,636       3,451,102         101,004         363,218
  Reinvested dividends and distributions                        12,709          46,961           1,719           6,183
----------------------------------------------------------------------------------------------------------------------
Total                                                          938,345       3,498,063         102,723         369,401
----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                        (1,266,605)     (4,070,523)       (152,957)       (393,423)
Net Increase/(Decrease) in Fund Shares                        (328,260)       (572,460)        (50,234)        (24,022)
Shares Outstanding, Beginning of Period                      3,041,637       3,614,097         447,313         471,335
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            2,713,377       3,041,637         397,079         447,313
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                              110,644,558     292,938,764       6,675,333      29,455,369
  Reinvested dividends and distributions                        25,077          70,411           2,607           9,912
----------------------------------------------------------------------------------------------------------------------
Total                                                      110,669,635     293,009,175       6,677,940      29,465,281
----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                      (111,901,539)   (295,736,587)     (7,074,232)    (29,124,604)
Net Increase/(Decrease) in Fund Shares                      (1,231,904)     (2,727,412)       (396,292)        340,677
Shares Outstanding, Beginning of Period                     10,541,200      13,268,612       1,274,650         933,973
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                            9,309,296      10,541,200         878,358       1,274,650
----------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                  146,468       1,847,980         604,421         800,786
  Reinvested dividends and distributions                           122             645             182              15
----------------------------------------------------------------------------------------------------------------------
Total                                                          146,590       1,848,625         604,603         800,801
----------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                          (190,738)     (1,824,497)       (622,950)       (713,098)
Net Increase/(Decrease) in Fund Shares                         (44,148)         24,128         (18,347)         87,703
Shares Outstanding, Beginning of Period                         98,643          74,515         173,292          85,589
----------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               54,495          98,643         154,945         173,292
----------------------------------------------------------------------------------------------------------------------


                                                                Janus Tax-Exempt
For the six months ended April 30, 2003 (unaudited)               Money Market
 and for the fiscal year ended October 31, 2002                       Fund
(all numbers in thousands)                                    2003            2002

--------------------------------------------------------------------------------------
Operations:
  Net investment income                                   $      1,389    $      3,736
  Net realized gain from investment transactions                    --              --
--------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations             1,389           3,736
--------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                               (679)         (2,087)
    Institutional Shares                                          (708)         (1,646)
    Service Shares                                                  (2)             (3)
  Net realized gain from investment transactions:
    Investor Shares                                                 --              --
    Institutional Shares                                            --              --
    Service Shares                                                  --              --
--------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                   (1,389)         (3,736)
--------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold:
    Investor Shares                                             89,117         201,547
    Institutional Shares                                       223,260         178,667
    Service Shares                                                  --             750
  Reinvested dividends and distributions:
    Investor Shares                                                649           2,024
    Institutional Shares                                           697           1,552
    Service Shares                                                   2               3
  Shares repurchased:
    Investor Shares                                           (100,770)       (221,809)
    Institutional Shares                                      (229,558)       (211,767)
    Service Shares                                                (379)           (100)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions        (16,982)        (49,133)
--------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                          (16,982)        (49,133)
Net Assets:
  Beginning of Period                                          292,944         342,077
--------------------------------------------------------------------------------------
  End of Period                                           $    275,962    $    292,944
--------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                 $    275,962    $    292,944
  Undistributed net realized gain from investments                  --              --
--------------------------------------------------------------------------------------
Total Net Assets                                          $    275,962    $    292,944
--------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
  Shares sold                                                   89,117         201,547
  Reinvested dividends and distributions                           649           2,024
--------------------------------------------------------------------------------------
Total                                                           89,766         203,571
--------------------------------------------------------------------------------------
  Shares repurchased                                          (100,770)       (221,809)
Net Increase/(Decrease) in Fund Shares                         (11,004)        (18,238)
Shares Outstanding, Beginning of Period                        187,272         205,510
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                              176,268         187,272
--------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares:
  Shares sold                                                  223,260         178,667
  Reinvested dividends and distributions                           697           1,552
--------------------------------------------------------------------------------------
Total                                                          223,957         180,219
--------------------------------------------------------------------------------------
  Shares repurchased                                          (229,558)       (211,767)
Net Increase/(Decrease) in Fund Shares                          (5,601)        (31,548)
Shares Outstanding, Beginning of Period                        105,009         136,557
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                               99,408         105,009
--------------------------------------------------------------------------------------
Transactions in Fund Shares - Service Shares:
  Shares sold                                                       --             750
  Reinvested dividends and distributions                             2               3
--------------------------------------------------------------------------------------
Total                                                                2             753
--------------------------------------------------------------------------------------
  Shares repurchased                                              (379)           (100)
Net Increase/(Decrease) in Fund Shares                            (377)            653
Shares Outstanding, Beginning of Period                            663              10
--------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                  286             663
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

42  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                             Janus Money Market Fund
INVESTOR SHARES                                2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --(3)         .02            .04            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .02            .04            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            --(3)       (.02)          (.04)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   --          (.02)          (.04)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.46%          1.53%          4.52%          5.88%          4.69%          5.25%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $ 2,713,387    $ 3,041,637    $ 3,614,097    $ 3,165,642    $ 2,309,109    $ 1,492,023
Average Net Assets for the Period
  (in thousands)                           $ 2,863,612    $ 3,180,307    $ 3,629,621    $ 2,982,106    $ 1,808,653    $ 1,123,991
Ratio of Expenses to Average
  Net Assets**(1)                                0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        0.92%          1.53%          4.43%          5.77%          4.61%          5.13%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                        Janus Government Money Market Fund
INVESTOR SHARES                                2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --(3)         .01            .04            .06            .04            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .04            .06            .04            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            --(3)       (.01)          (.04)          (.06)          (.04)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   --          (.01)          (.04)          (.06)          (.04)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.42%          1.49%          4.47%          5.76%          4.56%          5.12%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $   397,079    $   447,313    $   471,335    $   330,396    $   360,604    $   213,239
Average Net Assets for the Period
  (in thousands)                           $   422,919    $   431,132    $   402,844    $   340,813    $   230,784    $   150,525
Ratio of Expenses to Average
  Net Assets**(1)                                0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)       0.60%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        0.84%          1.48%          4.25%          5.61%          4.50%          5.01%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) The ratio would have been 0.10% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital Management LLC ("Janus Capital"), audit fees and expenses and extraordinary costs.
(3) Net investment income and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended April 30, 2003.
    *Total return not annualized for period of less than one full year. **Annualized for periods less than one full year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS (CONTINUED)

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                        Janus Tax-Exempt Money Market Fund
INVESTOR SHARES                                2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --(4)         .01            .03            .04            .03            .03
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .03            .04            .03            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            --(4)       (.01)          (.03)          (.04)          (.03)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   --          (.01)          (.03)          (.04)          (.03)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.37%          1.09%          2.84%          3.58%          2.83%          3.23%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $   176,268    $   187,272    $   205,510    $   171,383    $   146,656    $   105,011
Average Net Assets for the Period
  (in thousands)                           $   185,998    $   192,498    $   190,597    $   168,435    $   122,946    $    91,058
Ratio of Expenses to Average
  Net Assets**(1)                                0.60%(2)       0.60%(2)       0.61%(2)       0.60%(2)       0.60%(2)       0.60%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        0.74%          1.08%          2.79%          3.53%          2.80%          3.16%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                             Janus Money Market Fund
INSTITUTIONAL SHARES                           2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .02            .05            .06            .05            .06
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .02            .05            .06            .05            .06
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)         (.01)          (.02)          (.05)          (.06)          (.05)          (.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                (.01)          (.02)          (.05)          (.06)          (.05)          (.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.67%          1.96%          4.96%          6.35%          5.16%          5.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $ 9,309,333    $10,541,200    $13,268,612    $ 7,308,448    $ 4,498,950    $ 4,973,909
Average Net Assets for the Period
  (in thousands)                           $10,926,076    $12,632,647    $10,427,053    $ 6,804,495    $ 5,445,434    $ 3,620,872
Ratio of Expenses to Average
  Net Assets**(1)                                0.18%(3)       0.18%(3)       0.18%(3)       0.16%(3)       0.15%(3)       0.15%(3)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        1.34%          1.95%          4.70%          6.22%          5.04%          5.58%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) The ratio would have been 0.10% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs.
(3) The ratio would have been 0.17% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs.
(4) Net investment income and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended April 30, 2003.
    *Total return not annualized for periods of less than one full year. **Annualized for periods less than one full year.

See Notes to Financial Statements.

44  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                        Janus Government Money Market Fund
INSTITUTIONAL SHARES                           2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .02            .05            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .02            .05            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)         (.01)          (.02)          (.05)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                (.01)          (.02)          (.05)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.64%          1.95%          4.93%          6.24%          5.03%          5.59%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $   878,358    $ 1,274,650    $   933,973    $   782,370    $   761,488    $   820,670
Average Net Assets for the Period
  (in thousands)                           $ 1,183,607    $ 1,250,675    $   751,585    $   741,708    $   770,224    $   321,174
Ratio of Expenses to Average
  Net Assets**(1)                                0.15%(2)       0.15%(2)       0.15%(2)       0.15%(2)       0.15%(2)       0.15%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        1.29%          1.90%          4.72%          6.07%          4.94%          5.42%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                        Janus Tax-Exempt Money Market Fund
INSTITUTIONAL SHARES                           2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .02            .03            .04            .03            .04
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .02            .03            .04            .03            .04
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)         (.01)          (.02)          (.03)          (.04)          (.03)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                (.01)          (.02)          (.03)          (.04)          (.03)          (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.58%          1.51%          3.27%          4.03%          3.29%          3.67%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $    99,408    $   105,009    $   136,557    $    56,172    $   138,864    $    41,319
Average Net Assets for the Period
  (in thousands)                           $   124,631    $   109,354    $    61,859    $    73,351    $    91,837    $    18,859
Ratio of Expenses to Average
  Net Assets**(1)                                0.18%(2)       0.18%(3)       0.19%(3)       0.16%(3)       0.15%(3)       0.15%(3)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        1.15%          1.51%          3.10%          4.00%          3.25%          3.60%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) The ratio would have been 0.20% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs.
(3) The ratio would have been 0.17% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs.
    *Total return not annualized for periods less than one full year. **Annualized for periods less than one full year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - MONEY MARKET FUNDS (CONTINUED)

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                             Janus Money Market Fund
SERVICE SHARES                                 2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .02            .05            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .02            .05            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)         (.01)          (.02)          (.05)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                (.01)          (.02)          (.05)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.54%          1.70%          4.70%          6.08%          4.89%          5.45%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $    54,496    $    98,643    $    74,515    $   129,634    $    28,748    $    42,520
Average Net Assets for the Period
  (in thousands)                           $    64,959    $    80,774    $    99,861    $    59,503    $    31,250    $    29,322
Ratio of Expenses to Average
  Net Assets**(1)                                0.43%(3)       0.43%(2)       0.43%(2)       0.42%(2)       0.40%(2)       0.40%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        1.11%          1.71%          4.62%          6.02%          4.82%          5.30%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                        Janus Government Money Market Fund
SERVICE SHARES                                 2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .01            .02            .05            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .01            .02            .05            .06            .05            .05
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)         (.01)          (.02)          (.05)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                (.01)          (.02)          (.05)          (.06)          (.05)          (.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.52%          1.69%          4.67%          5.97%          4.77%          5.33%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $   154,945    $   173,292    $    85,589    $    78,877    $    51,343    $     2,770
Average Net Assets for the Period
  (in thousands)                           $   189,918    $   118,192    $   103,932    $    63,802    $    45,587    $       639
Ratio of Expenses to Average
  Net Assets**(1)                                0.40%(3)       0.40%(3)       0.40%(3)       0.40%(3)       0.40%(3)       0.40%(3)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        1.04%          1.64%          4.57%          5.86%          4.67%          5.15%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) The ratio would have been 0.17% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs.
(3) The ratio would have been 0.20% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs.
    *Total return not annualized for periods of less than one full year. **Annualized for periods less than one full year.

See Notes to Financial Statements.

46  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31                        Janus Tax-Exempt Money Market Fund
SERVICE SHARES                                 2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --(3)         .01            .03            .04            .03            .03
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    --            .01            .03            .04            .03            .03
------------------------------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)            --(3)       (.01)          (.03)          (.04)          (.03)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions                   --          (.01)          (.03)          (.04)          (.03)          (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      1.00    $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                    0.45%          1.27%          3.02%          3.81%          3.06%          3.44%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets at End of Period
  (in thousands)                           $       286    $       663    $        10    $        10    $     1,042    $    17,696
Average Net Assets for the Period
  (in thousands)                           $       325    $       192    $        10    $       737    $     4,090    $     3,215
Ratio of Expenses to Average
  Net Assets**(1)                                0.43%(2)       0.43%(2)       0.43%(2)       0.41%(2)       0.40%(2)       0.40%(2)
Ratio of Net Investment Income to
  Average Net Assets**(1)                        0.94%          1.21%          2.98%          3.67%          3.10%          3.32%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) The ratio would have been 0.17% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs.
(3) Net investment income and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the period ended April 30, 2003.
    *Total return not annualized for periods of less than one full year. **Annualized for periods less than one full year.

See Notes to Financial Statements.

                                          Janus Income Funds  April 30, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)

*              Non-income-producing security.
**             A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and when-issued securities.
(OMEGA)        Rate is subject to change. Rate shown reflects current rate.
144A           Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933
               Act.
(DELTA)        Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $170,000 that was
               written-off December 10, 2001.
(PI)           Security is a defaulted security in Janus Flexible Income Fund with accrued interest in the amount of $110,000 that was
               written-off December 10, 2001.
#              Security is a U.S. Treasury Inflation-Protected Security (TIPS).
Section 4(2)   Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.
ss.            Security is illiquid.

+              SECURITY MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

                                                                                    Value as
                                          Acquisition    Acquisition      Fair        % of
                                              Date           Cost         Value    Net Assets
---------------------------------------------------------------------------------------------
Janus Flexible Income Fund
Candescent Technologies Corp., 8.00%
  convertible senior subordinated
  debentures due 5/1/03                       4/17/98     $4,250,000     $361,250     0.02%
Candescent Technologies Corp., 8.00%
  convertible senior subordinated
  debentures due 5/1/03                        3/6/00      2,200,000      233,750     0.01%
Equinix, Inc. - expires  12/1/07              5/30/00             --           --     0.00%
Ono Finance PLC - expires 5/31/09            10/13/99             --           50     0.00%
Versatel Telecom B.V. - expires 5/15/08       1/26/99             --           --     0.00%
---------------------------------------------------------------------------------------------
Total                                                     $6,450,000     $595,050     0.03%
---------------------------------------------------------------------------------------------

Variable rate notes are notes, which the interest rate is based on an index or market interest rates, and is subject to change. Rates in the security description are as of April 30, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

48  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes the organization and significant accounting policies of the funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Four series of shares (the "Bond Funds") included in this report invest primarily in income-producing securities, and three series of shares (the "Money Market Funds") invest exclusively in high-quality money market instruments. The funds are no-load investments.

Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund offer three classes of shares. "Investor Shares" are available to the general public, "Institutional Shares" are available only to investors that meet certain minimum dollar limits, and "Service Shares" are available through banks and other financial institutions.

The following accounting policies have been consistently followed by the funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the funds' Trustees. Short-term investments maturing within 60 days for the Bond Funds and all money market securities in the Money Market Funds are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. The Bond Funds are valued at market value or, if a market quotation is not readily available, (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value (NAV) is determined) at their fair value determined in good faith under procedures established by and under the supervision of the Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income is allocated daily to each class of shares for each Money Market Fund based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions included in the Statment of Operations.

Forward currency contracts held by the funds are fully collateralized by other securities which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodians. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Bond Funds may enter into futures contracts and options on securities, financial indices, foreign currencies, forward contracts and interest rate swaps and swap-related products. The Bond Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

                                          Janus Income Funds  April 30, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

WHEN-ISSUED SECURITIES
The funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the funds are required to hold liquid assets as collateral with the fund's custodian sufficient to cover the purchase price.

FOREIGN CURRENCY TRANSLATION
The funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

ADDITIONAL INVESTMENT RISK
Janus High-Yield Fund is, and Janus Flexible Income Fund may be, invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment, or adverse developments specific to the issuer.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly.

Each Bond Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses. Each class of shares of each Money Market Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   AGREEMENTS

The advisory agreements with the Bond Funds describe the fee that the funds must pay. The advisory fee is calculated daily and paid monthly. Each of the Bond Funds is subject to the following schedule:

                                Average
                               Daily Net         Annual Rate      Expense Limit
Fee Schedule                Assets of Fund      Percentage (%)    Percentage (%)
================================================================================
Janus Flexible Income     First $300 Million         .65              1.00*
  Fund                    Over $300 Million          .55
--------------------------------------------------------------------------------
Janus High-Yield Fund     First $300 Million         .75              1.00*
                          Over $300 Million          .65
--------------------------------------------------------------------------------
Janus Federal             First $300 Million         .60               .65*
  Tax-Exempt Fund         Over $300 Million          .55
--------------------------------------------------------------------------------
Janus Short-Term          First $300 Million         .65               .65*
  Bond Fund               Over $300 Million          .55
--------------------------------------------------------------------------------
*Janus Capital will waive certain fees and expenses to the extent that net expenses exceed the stated limits. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreements.

Each of the Money Market Funds pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for each of the Janus Money Market Funds to .10%. In addition, each class of shares of each Money Market Fund pays Janus Capital an administrative fee. This fee is .50%, .15%, and .40% of average

50  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

daily net assets for the Investor Shares, Institutional Shares, and Service Shares, respectively. Janus Capital agreed to reduce the administrative fee to ..08% and .33% on the Institutional Shares and Service Shares, respectively, for both Janus Money Market Fund and Janus Tax-Exempt Money Market Fund. The administrative fee was reduced to .05% and .30% on the Institutional Shares and Service Shares, respectively, for Janus Government Money Market Fund. For the Service Shares of each Janus Money Market Fund, a portion of the administrative fee, designated seperately as service fees, is used to compensate Financial Institutions for providing administrative services to their customers who invest in the shares. All other expenses of the Money Market Funds except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs are paid by Janus Capital.

Shares sold of the Janus High-Yield Fund may be subject to the Fund's 1.00% redemption fee if held for 3 months or less from their date of purchase. The fee is paid to the Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset level and cash flow due to short term trading.

Each Bond Fund pays Janus Services LLC, a wholly owned subsidiary of Janus Capital, an asset-weighted average annual fee based on the proportion of each Bond Fund's total net assets sold directly and the proportion of each Bond Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account from each Bond Fund for transfer agent services plus reimbursement of certain out-of-pocket expenses.

Certain officers and trustees of the funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the funds.

The Bond Funds' expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Funds for a fee. Fees paid to DST for the period ended April 30, 2003, are noted below.

DST FEES
Janus Federal Tax-Exempt Fund                           $  36,751
Janus Flexible Income Fund                                179,240
Janus High-Yield Fund                                      61,985
Janus Short-Term Bond Fund                                 84,876

The funds may invest in money market funds, including funds managed by Janus Capital. During the period ended April 30, 2003, the following Money Market Funds had the following affiliated purchases and sales and recorded distributions to affiliated investment companies:

                                                                         Dividends        Market Value
                                      Subscriptions     Redemptions         Paid           at 4/30/03
------------------------------------------------------------------------------------------------------
Janus Money Market Fund
Janus Balanced Fund                  $  186,000,000   $  186,000,000   $        6,778          --
Janus Growth and Income Fund            175,000,000      175,000,000            6,377          --
Janus Twenty Fund                       679,000,000      679,000,000           22,680          --
Janus Worldwide Fund                    700,000,000      700,000,000           18,082          --
------------------------------------------------------------------------------------------------------
                                     $1,740,000,000   $1,740,000,000   $       53,917          --
------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
Janus Twenty Fund                    $   50,000,000   $   50,000,000   $        1,740          --
------------------------------------------------------------------------------------------------------

                                          Janus Income Funds  April 30, 2003  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers as of October 31, 2002 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between October 31, 2003 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003, are noted below. The federal tax cost for the Money Market Funds is the amortized cost listing in the Statement of Assets and Liabilities. The primary difference between book and tax appreciation or depreciation of investments is wash sales loss deferrals.

                                                                                                            Net
                                  Accumulated       Federal Tax      Unrealized       Unrealized       Appreciation/
                                Capital Losses         Cost         Appreciation    (Depreciation)     Depreciation
--------------------------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund   $   (5,691,936)   $  238,456,132   $    8,808,136   $     (858,083)   $    7,950,053
Janus Flexible Income Fund         (72,440,489)    1,753,848,013      105,621,954       (9,687,801)       95,934,153
Janus High-Yield Fund              (81,290,120)      991,942,634       37,163,722       (1,809,641)       35,354,081
Janus Short-Term Bond Fund         (11,879,381)      458,316,040        6,800,978         (108,129)        6,692,849
--------------------------------------------------------------------------------------------------------------------

52  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of a fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each fund and each class of the Money Market Funds. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows each fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the funds on the last day of the reporting period.

The funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for fund shares sold to investors but not yet settled. The funds' liabilities include payables for securities purchased but not yet settled, fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the fund.

                                          Janus Income Funds  April 30, 2003  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the funds' net assets during the reporting period. Changes in the funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the funds' investment performance. The funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the fund to pay the distribution. If investors reinvest their dividends, the funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the funds through purchases or withdrawals via redemptions. The funds' net assets will increase and decrease in value as investors purchase and redeem shares from the funds.

The section entitled "Net Assets Consist of" breaks down the components of the funds' net assets. Because funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the funds' net asset value (NAV) for current and past reporting periods for the Bond Funds and each class of the Money Market Funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate (as applicable).

The first line in the table reflects the funds' NAV per share at the beginning of the reporting period. The next line reports the funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income summarizes the income earned divided by the average net assets of a fund during the reporting period. Don't confuse this ratio with a fund's yield. The net investment income ratio is not a true measure of a fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a fund, the nature of the fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

54  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                          Janus Income Funds  April 30, 2003  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

56  Janus Income Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                          Janus Income Funds  April 30, 2003  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                111-02-101 06/03
                                                                     LFRIN 06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS INSTITUTIONAL CASH RESERVES FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     4

     Statement of Operations ........................................     5

     Statement of Changes in Net Assets .............................     6

     Financial Highlights ...........................................     7

     Notes to Schedule of Investments ...............................     8

     Notes to Financial Statements ..................................     9

     Explanations of Charts, Tables and Financial Statements ........    10

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS INSTITUTIONAL CASH RESERVES FUND

--------------------------------------------------------------------------------

[PHOTO]
Sharon Pichler
portfolio manager

MARKET OVERVIEW

A 50 basis point drop in the Federal Funds rate to 1.25%, the lowest level since the late 1950s, occurred at the beginning of the period. Yields on 30-day commercial paper have been comparable to the central bank's rate and are reflected in the Fund's low yield. The aggressive easing of monetary policy led corporations to switch from commercial paper financing to longer term financing. This resulted in a decrease in the amount of new issuance, although asset-backed securities issuance remained steady to strong. There remains strong sentiment in the market that the Fed will ease again in the near future.

MANAGER'S OVERVIEW

Q. IN GENERAL, WHAT IMPACT DOES THIS FUND'S WEIGHTED AVERAGE MATURITY HAVE ON ITS YIELD?

In a period when interest rates are declining, such as occurred during the most recent six months period, a longer weighted average maturity should keep the yield on a money market fund higher for a longer time period. In a period when interest rates are rising, a shorter weighted average maturity should allow a fund's yield to rise faster.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

When we could buy one-year fixed rate securities at a higher rate than short-term securities, we took advantage and bought longer-term securities. These were our best-performing securities, within the guidelines and restrictions imposed by Federal regulations on this Fund, because the yield on these securities stayed higher, even as market yields declined.

Q. WHAT TYPES OF SECURITIES HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our exposure to shorter-maturing and floating rate securities negatively impacted the Fund because these securities either matured sooner, and had to be reinvested at lower yields, or, in the case of floating rate securities, the interest rate adjusted downward throughout the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We will continue to pursue our three-pronged approach to money management: stability of principal, liquidity, and conservative credit analysis. Our objective is to carefully maximize yield within these constraints by gaining an information edge through intensive research. We attempt to keep an optimal balance of floating rate securities, one-year securities, and overnight (or highly liquid) securities.

Weighted Average Maturity for the
  6-month period as of April 30, 2003                   68 days
7-Day Current Yield as of April 30, 2003                  1.29%

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund(s).

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the investment process will consistently lead to successful investing.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                       Janus Institutional Cash Reserves Fund  April 30, 2003  1

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--------------------------------------------------------------------------------

JANUS INSTITUTIONAL CASH RESERVES FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Certificates of Deposit - 20.6%
$ 20,000,000    ABN AMRO Bank N.V., New York
                  1.44%, 4/16/04 ............................    $    20,000,000
  20,000,000    Bank of Nova Scotia, New York
                  1.25%, 4/5/04 .............................         20,000,000
                Bank of the West:
  20,000,000      1.50%, 1/6/04 .............................         20,001,368
  20,000,000      1.40%, 1/29/04 ............................         20,000,000
  25,000,000    Bayerische Landesbank Girozentrale,
                  New York, 1.115%, 3/15/04 .................         25,000,000
                Canadian Imperial Bank of Commerce,
                  New York:
  20,000,000      1.34%, 4/5/04 .............................         20,000,000
  20,000,000      2.52%, 5/14/03 ............................         19,999,014
  15,000,000    Comerica Bank
                  2.275%, 6/23/03 ...........................         15,012,729
  25,000,000    Credit Agricole Indosuez, New York
                  1.31%, 4/13/04 ............................         25,000,000
                Deutsche Bank, New York:
  20,000,000      1.45%, 2/6/04 .............................         20,000,000
  20,000,000      1.31%, 4/8/04 .............................         20,000,000
  20,000,000    Foreningssparbanken A.B., New York
                  2.66%, 5/15/03 ............................         20,000,000
                Natexis Banques Populaires, New York:
  20,000,000      2.65%, 5/15/03 ............................         20,000,076
  25,000,000      1.35%, 5/22/03 ............................         25,000,000
  25,000,000      1.31%, 4/13/04 ............................         25,000,000
  50,000,000    National City Bank of Indiana
                  1.34%, 5/14/03 ............................         50,000,000
  20,000,000    Norddeutsche Landesbank Girozentrale,
                  New York, 1.35%, 1/27/04 ..................         20,000,000
  20,000,000    Royal Bank of Scotland, New York
                  2.72%, 6/16/03 ............................         20,000,000
  25,000,000    Societe Generale N.A., Inc.
                  1.41%, 2/25/04 ............................         25,000,000
                Standard Charter Bank, New York:
  20,000,000      2.63%, 5/15/03 ............................         20,000,076
  20,000,000      1.495%, 1/7/04 ............................         20,000,687
  25,000,000    Toronto Dominion Bank, New York
                  1.34%, 4/16/04 ............................         25,000,000
                Westdeutsche Landesbank Girozentrale
                  New York:
  20,000,000      1.36%, 6/17/03 ............................         20,000,000
  20,000,000      2.13%, 7/21/03 ............................         20,000,000
  20,000,000      1.38%, 12/30/03 ...........................         20,000,000
  25,000,000      1.33%, 4/12/04 ............................         25,000,000
  20,000,000      1.42%, 4/15/04 ............................         20,000,000
--------------------------------------------------------------------------------
Total Certificates of Deposit (cost $600,013,950) ...........        600,013,950
--------------------------------------------------------------------------------
Commercial Paper - 31.0%
                Ariesone Metafolio Corp.:
$ 21,000,000      1.30%, 5/6/03 (Section 4(2)) ..............    $    20,996,208
  30,000,000      1.30%, 5/7/03 (Section 4(2)) ..............         29,993,500
  29,100,000    Banco Santander Puerto Rico
                  1.32%, 5/28/03 ............................         29,071,191
                Bavaria TRR Corp.:
  20,000,000      1.33%, 5/1/03 (Section 4(2)) ..............         20,000,000
  25,000,000      1.32%, 5/20/03 (Section 4(2)) .............         24,982,583
  25,000,000      1.32%, 5/21/03 (Section 4(2)) .............         24,981,667
  25,000,000      1.35%, 5/22/03 (Section 4(2)) .............         24,980,313
  25,000,000      1.32%, 5/23/03 (Section 4(2)) .............         24,979,833
  25,000,000    BCP Finance Bank Ltd.
                  1.26%, 6/11/03 ............................         24,964,125
                Check Point Charlie, Inc.:
  34,000,000      1.32%, 5/22/03 (Section 4(2)) .............         33,973,820
  14,600,000      1.32%, 5/27/03 (Section 4(2)) .............         14,586,081
  10,000,000      1.30%, 7/7/03 (Section 4(2)) ..............          9,975,806
  30,000,000      1.30%, 7/8/03 (Section 4(2)) ..............         29,926,333
  24,900,000      1.30%, 7/15/03 (Section 4(2)) .............         24,832,563
  25,000,000      1.32%, 8/1/03 (Section 4(2)) ..............         24,915,667
  25,000,000    Depfa Bank Europe PLC
                  1.33%, 5/19/03 (Section 4(2)) .............         24,983,375
  20,000,000    General Electric Capital Corp.
                  1.35%, 5/21/03 ............................         19,985,000
                General Motors Acceptance Corp.:
  20,000,000      1.53%, 5/16/03 ............................         19,987,250
  20,000,000      1.53%, 5/19/03 ............................         19,984,700
  20,000,000      1.53%, 5/20/03 ............................         19,983,850
  20,000,000      1.53%, 5/21/03 ............................         19,983,000
  20,000,000      1.53%, 5/22/03 ............................         19,982,150
  15,000,000      1.50%, 5/27/03 ............................         14,983,750
  20,000,000      1.54%, 5/29/03 ............................         19,976,044
  25,000,000    HVB U.S. Finance
                  1.37%, 5/14/03 (Section 4(2)) .............         24,987,632
                Landesbank Schleswig-Holstein Girozentrale:
  20,000,000      1.73%, 5/15/03 (Section 4(2)) .............         19,986,544
  20,000,000      2.56%, 5/15/03 (Section 4(2)) .............         19,980,089
  20,000,000      1.36%, 2/5/04 (Section 4(2)) ..............         19,788,445
  50,000,000    National Bank of New Zealand International
                  Ltd., 1.33%, 4/13/04 (Section 4(2)) .......         49,357,167
  25,000,000    PB Finance (Delaware), Inc.
                  1.40%, 5/27/03 ............................         24,974,722
                Rhineland Funding Capital Corp.:
  23,601,000      1.35%, 5/20/03 (Section 4(2)) .............         23,584,184
  20,000,000      1.34%, 6/6/03 (Section 4(2)) ..............         19,973,200
  20,000,000      1.35%, 6/11/03 (Section 4(2)) .............         19,969,250
  22,737,000      1.32%, 6/26/03 (Section 4(2)) .............         22,690,313
  32,360,000      1.32%, 7/7/03 (Section 4(2)) ..............         32,280,502
  10,000,000      1.35%, 7/22/03 (Section 4(2)) .............          9,969,250
  10,000,000      1.35%, 7/29/03 (Section 4(2)) .............          9,966,625
                Victory Receivables Corp.:
  12,665,000      1.30%, 5/1/03 (Section 4(2)) ..............         12,665,000
  34,683,000      1.35%, 5/1/03 (Section 4(2)) ..............         34,683,000
  13,733,000      1.30%, 5/2/03 (Section 4(2)) ..............         13,732,504
--------------------------------------------------------------------------------
Total Commercial Paper (cost $901,597,236) ..................        901,597,236
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

2  Janus Institutional Cash Reserves Fund  April 30, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Principal Amount                                                    Market Value
--------------------------------------------------------------------------------
Floating Rate Notes - 6.9%
                American Express Centurion:
$ 10,000,000      1.30813%, 7/11/03 .........................    $     9,999,806
  20,000,000      1.31%, 10/10/03 ...........................         20,000,000
                American Honda Finance Corp.:
  10,000,000      1.44%, 8/26/03 (144A) .....................         10,003,637
  15,000,000      1.2475%, 10/8/03 (144A) ...................         14,998,027
  25,000,000    Ares VII CLO Ltd., Class A-1a
                  1.34%, 5/8/15 (when-issued) ...............         25,000,000
  23,000,000    Associated Bank N.A., Green Bay
                  1.35%, 2/3/04 .............................         23,000,000
  25,000,000    Blue Heron Funding II, Ltd., Class A
                  1.35%, 3/19/04 (144A) .....................         25,000,000
  10,000,000    Comerica Bank
                  1.38%, 10/24/03 ...........................          9,999,031
  23,000,000    Credit Suisse First Boston U.S.A., Inc.
                  1.8493%, 7/18/03 ..........................         23,024,739
  20,000,000    Household Finance Corp.
                  1.69%, 5/30/03 ............................         20,000,000
  20,000,000    Northern Rock PLC
                  1.30125%, 1/16/04 (144A) ..................         20,000,000
--------------------------------------------------------------------------------
Total Floating Rate Notes (cost $201,025,240) ...............        201,025,240
--------------------------------------------------------------------------------
Master Notes - 14.4%
  50,000,000    Banc of America Securities LLC
                  (same day put) 1.53%, 5/1/03 ..............         50,000,000
 110,000,000    EMC Mortgage Corp. (same day put)
                  1.535%, 5/2/03 ............................        110,000,000
 120,000,000    GMAC Mortgage Corp. of Pennsylvania
                  1.767567%, 5/21/03 (Section 4(2))ss. ......        119,882,162
  25,000,000    J.P. Morgan Securities, Inc. (seven day put)
                  1.455%, 11/4/03 ...........................         25,000,000
  20,000,000    Lehman Brothers, Inc. (90 day put)
                  1.555%, 1/2/04 ............................         20,000,000
  20,000,000    Lehman Brothers, Inc. (same day put)
                  1.555%, 3/17/04 ...........................         20,000,000
  75,000,000    Merrill Lynch & Company, Inc.
                  (seven day put) 1.525%, 3/27/04 ...........         75,000,000
--------------------------------------------------------------------------------
Total Master Notes (cost $419,882,162) ......................        419,882,162
--------------------------------------------------------------------------------
Repurchase Agreements - 19.5%
  50,000,000    Bear Stearns & Company, Inc., 1.445%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $50,002,007
                  collateralized by $297,270,641
                  in Collateralized Mortgage Obligations
                  0%-20.64%, 7/25/14-8/25/36
                  with a value of $51,000,572**
                  (cost $50,000,000) ........................         50,000,000
 517,400,000    Salomon Smith Barney Holdings, Inc.
                  1.425%, dated 4/30/03, maturing 5/1/03
                  to be repurchased at $517,420,480
                  collateralized by $813,142,380
                  in U.S. Government Obligations
                  0%-21.066%, 9/1/07-5/1/33
                  with a value of $529,045,922
                  (cost $517,400,000) .......................        517,400,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $567,400,000) .............        567,400,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 1.7%
$ 20,000,000    CC USA, Inc.
                  1.31%, 4/13/04 ............................    $    20,000,000
  20,000,000    Dorada Finance, Inc.
                  1.50%, 2/10/04 ............................         20,000,000
  10,000,000    Sigma Finance, Inc.
                  1.96%, 10/27/03 (144A) ....................         10,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $50,000,000) .........         50,000,000
--------------------------------------------------------------------------------
Taxable Variable Rate Demand Notes - 6.6%
   4,000,000    Capel, Inc.
                  1.37%, 9/1/09 .............................          4,000,000
   8,340,000    Crozer-Keystone Health Systems
                  1.42%, 12/15/21 ...........................          8,340,000
                Eagle County, Colorado Housing Facility
                  Revenue, (BC Housing LLC Project)
                  Series A:
   9,100,000      1.32%, 6/1/27 .............................          9,100,000
   8,000,000      1.37%, 5/1/39 .............................          8,000,000
  12,100,000    Edison Chouest Offshore International Notes
                  Series 2002, 1.42%, 3/1/04 ................         12,100,000
   5,000,000    H.C. Equities L.P.
                  1.39%, 12/1/23 ............................          5,000,000
   4,750,000    J.D. Parks and Lissa Parks, Series 2002
                  1.42%, 6/1/22 .............................          4,750,000
   8,400,000    Jasper, Morgan, Newton and Walton
                  Counties, Georgia Joint Development
                  Authority Revenue, (Industrial Park Project)
                  1.42%, 12/1/20 ............................          8,400,000
   8,000,000    Lock-N-Store, Inc. Series 2002
                  1.42%, 9/1/22 .............................          8,000,000
  10,200,000    Luxor Management Company
                  1.42%, 4/1/18 .............................         10,200,000
  11,000,000    Mississippi Business Finance Corp.
                  1.42, 1/1/23 ..............................         11,000,000
   8,705,000    Octel Starreon LLC, Series 2002-A
                  1.45%, 6/1/12 .............................          8,705,000
   5,335,000    Ohio Health Care Facility Revenue Bonds
                  (United Church Homes, Inc. Project)
                  Series 2002, 1.42%, 9/1/27 ................          5,335,000
  13,300,000    Russell Lands, Inc., Series 2002
                  1.42%, 8/1/12 .............................         13,300,000
  12,750,000    Safe Mini Storage Development, LLC
                  Series 2002, 1.45%, 10/1/17 ...............         12,750,000
  11,200,000    Village Green Finance Co.
                  1.32%, 11/1/22 ............................         11,200,000
   6,200,000    Virginia Health Services
                  1.32%, 1/1/18 .............................          6,200,000
   4,000,000    Watertown Crossing LLC
                  1.47%, 5/1/27 .............................          4,000,000
   9,900,000    West Park Apts. & Cedar Pines Apts.
                  Series 2002, 1.35%, 9/1/22 ................          9,900,000
  32,000,000    Westchester County, New York Industrial
                  Development Agency, (Fortwest II Facility)
                  Series 2002, 1.57%, 5/1/32 ................         32,000,000
--------------------------------------------------------------------------------
Total Taxable Variable Rate Demand Notes (cost $192,280,000)         192,280,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,932,198,588) - 100.7% ......      2,932,198,588
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.7)%     (21,241,626)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,910,956,962
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

                       Janus Institutional Cash Reserves Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

As of April 30, 2003 (unaudited)
(all numbers in thousands except net asset value per share)

--------------------------------------------------------------------------------

Assets:
  Investments at amortized cost                                     $  2,932,199
  Cash                                                                        74
  Receivables:
    Interest                                                               5,425
--------------------------------------------------------------------------------
Total Assets                                                           2,937,698
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 25,000
    Dividends and distributions                                            1,359
    Advisory fees                                                            208
    Administrative fees                                                      166
    Audit fees                                                                 8
--------------------------------------------------------------------------------
Total Liabilities                                                         26,741
--------------------------------------------------------------------------------
Net Assets                                                          $  2,910,957
Shares Outstanding                                                     2,910,913
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       1.00
--------------------------------------------------------------------------------

See Notes to Financial Statements.

4  Janus Institutional Cash Reserves Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the period ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     17,338
--------------------------------------------------------------------------------
                                                                          17,338
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            1,095
  Administrative fees                                                        876
  Audit fees                                                                   7
  Trustees' fees and expenses                                                 11
--------------------------------------------------------------------------------
Total Expenses                                                             1,989
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              15,349
--------------------------------------------------------------------------------
Net Realized Gain/(Loss) on Investments:
  Net realized Gain/(Loss) from investment transactions                       44
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $     15,393
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                       Janus Institutional Cash Reserves Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the period ended October 31, 2002
(all numbers in thousands)                                                 2003          2002(1)

------------------------------------------------------------------------------------------------

Operations:
  Net investment income                                            $     15,349     $     10,922
  Net realized gain from investment transactions                             44               11
------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                     15,393           10,933
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income                                                (15,349)         (10,922)
  Net realized gain from investment transactions                             --             (11)
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (15,349)         (10,933)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         9,599,328        3,776,545
  Reinvested dividends and distributions:                                 6,250            2,086
  Shares repurchased                                                (8,486,823)      (1,986,473)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               1,118,755        1,792,158
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 1,118,799        1,792,158
Net Assets:
  Beginning of Period                                                 1,792,158               --
------------------------------------------------------------------------------------------------
  End of Period                                                    $  2,910,957     $  1,792,158
------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                          $  2,910,913     $  1,792,158
  Undistributed net realized gain from investments                           44               --
------------------------------------------------------------------------------------------------
Total Net Assets                                                   $  2,910,957     $  1,792,158
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                         9,599,328        3,776,545
  Reinvested dividends and distributions                                  6,250            2,086
------------------------------------------------------------------------------------------------
Total                                                                 9,605,578        3,778,631
------------------------------------------------------------------------------------------------
  Shares repurchased                                                (8,486,823)      (1,986,473)
Net Increase/(Decrease) in Fund Shares                                1,118,755        1,792,158
Shares Outstanding, Beginning of Period                               1,792,158               --
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     2,910,913        1,792,158
------------------------------------------------------------------------------------------------

(1)  Period May 15, 2002 (inception) to October 31, 2002.

See Notes to Financial Statements.

6  Janus Institutional Cash Reserves Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through the period ended October 31                            2003            2002(1)

------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $     1.00         $     1.00
------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                      .01                .01
------------------------------------------------------------------------------------------
Total from Investment Operations                                    .01                .01
------------------------------------------------------------------------------------------
Less Dividends and Distributions:
  Dividends (from net investment income)                          (.01)              (.01)
------------------------------------------------------------------------------------------
Total Dividends and Distributions                                 (.01)              (.01)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $     1.00         $     1.00
------------------------------------------------------------------------------------------
Total Return*                                                     0.70%              0.87%
------------------------------------------------------------------------------------------
Net Assets at End of Period (in thousands)                   $2,910,957         $1,792,158
Average Net Assets for the Period (in thousands)             $2,208,164         $1,262,186
Ratio of Expenses to Average Net Assets**(2)                   0.18%(3)           0.18%(3)
Ratio of Net Investment Income to Average Net Assets**(2)         1.40%              1.86%

(1)  Period May 15, 2002 (inception) to October 31, 2002.
(2)  See "Explanations of Charts, Tables and Financial Statements."
(3) The ratio would have been 0.17% higher before the reduction of certain fees and expenses excluding interest and taxes, fees and expenses of trustees who are not interested persons of Janus Capital Management LLC ("Janus Capital"), audit fees and expenses and extraordinary costs.
  * Total return not annualized for periods of less than one full year.
 ** Annualized for periods less than one full year.

See Notes to Financial Statements.

                       Janus Institutional Cash Reserves Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

         ss.   Security is illiquid.
          **   A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and when-issued securities.

Section 4(2) Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.
144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Variable rate notes are notes which the interest rate is based on a specific index or market interest rates, and is subject to change. Rates in the security description are as of April 30, 2003.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Institutional Cash Reserves Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes the organization and significant accounting policies of Janus Institutional Cash Reserves Fund (the "Fund") and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund invests exclusively in high-quality money market instruments. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities held by the Fund are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, these securities are valued at fair value as determined in good faith under procedures established by the Fund's trustees. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

WHEN-ISSUED SECURITIES
The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends representing substantially all of the net investment income are declared daily and distributed monthly. The Fund bears expenses incurred specifically on its behalf.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   AGREEMENTS

The Fund pays Janus Capital .20% of average daily net assets as an investment advisory fee. Janus Capital has agreed to reduce its advisory fee for the Fund to .10%. In addition, the Fund pays Janus Capital an administrative fee of .15% which Janus Capital agreed to reduce to .08%. All other expenses of the Fund except interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses and extraordinary costs are paid by Janus Capital.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

Other funds managed by Janus Capital may invest in the Fund. During the period ended April 30, 2003, the Fund had the following affiliated activity:

                                                                                Dividends        Market Value
                                           Subscriptions      Redemptions          Paid           at 4/30/03
-------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Balanced Fund                       $   75,000,000    $   75,000,000    $        2,733           --
Janus Growth and Income Fund                  50,000,000        50,000,000             1,822           --
Janus Twenty Fund                          1,511,000,000     1,836,000,000           451,405           --
Janus Worldwide Fund                         400,000,000       400,000,000            61,726           --
-------------------------------------------------------------------------------------------------------------
                                          $2,036,000,000    $2,361,000,000    $      517,686           --
-------------------------------------------------------------------------------------------------------------

                       Janus Institutional Cash Reserves Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENTS OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

10  Janus Institutional Cash Reserves Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

The next line reflects the average annual total return reported the last day of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the funds for a number of reasons, including the differences in management fees, the average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The ratio of net investment income summarizes the income earned divided by the average net assets of the Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

                      Janus Institutional Cash Reserves Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

12  Janus Institutional Cash Reserves Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                      Janus Institutional Cash Reserves Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-295-2687

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                 103-24-100 6/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                         2003 SEMIANNUAL REPORT

                                         GROWTH
                                         Janus Fund
                                         Janus Enterprise Fund
                                         Janus Mercury Fund
                                         Janus Olympus Fund
                                         Janus Orion Fund
                                         Janus Twenty Fund
JANUS EQUITY FUNDS                       Janus Venture Fund

                                         INTERNATIONAL/GLOBAL
                                         Janus Global Life Sciences Fund
                                         Janus Global Technology Fund
                                         Janus Global Value Fund
                                         Janus Overseas Fund
                                         Janus Worldwide Fund

                                         CORE
                                         Janus Balanced Fund
                                         Janus Core Equity Fund
                                         Janus Growth and Income Fund
                                         Janus Special Equity Fund

                                         RISK-MANAGED
                                         Janus Risk-Managed Stock Fund


                                         2003 ANNUAL REPORT

                                         VALUE
                                         Janus Mid Cap Value Fund
                                         Janus Small Cap Value Fund


                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

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

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TABLE OF CONTENTS

     Portfolio Managers' Commentaries and Schedules of Investments

     GROWTH

        Janus Fund .................................................      1

        Janus Enterprise Fund ......................................      6

        Janus Mercury Fund .........................................     11

        Janus Olympus Fund .........................................     15

        Janus Orion Fund ...........................................     20

        Janus Twenty Fund ..........................................     24

        Janus Venture Fund .........................................     28

     INTERNATIONAL/GLOBAL

        Janus Global Life Sciences Fund ............................     33

        Janus Global Technology Fund ...............................     36

        Janus Global Value Fund ....................................     40

        Janus Overseas Fund ........................................     43

        Janus Worldwide Fund .......................................     49

     CORE

        Janus Balanced Fund ........................................     54

        Janus Core Equity Fund .....................................     61

        Janus Growth and Income Fund ...............................     65

        Janus Special Equity Fund ..................................     70

     RISK-MANAGED

        Janus Risk-Managed Stock Fund ..............................     74

     VALUE

        Janus Mid Cap Value Fund ...................................     81

        Janus Small Cap Value Fund .................................     86

     Statements of Assets and Liabilities ..........................     90

     Statements of Operations ......................................     93

     Statements of Changes in Net Assets ...........................     97

     Financial Highlights ..........................................    103

     Notes to Schedules of Investments .............................    114

     Notes to Financial Statements .................................    116

     Notes to Schedules of Investments (Value Funds) ...............    121

     Notes to Financial Statements (Value Funds) ...................    122

     Report of Independent Accountants .............................    126

     Explanations of Charts, Tables and Financial Statements .......    127

     Shareholder Meeting ...........................................    129

     Management Information ........................................    135

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JANUS FUND

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[PHOTO]
Blaine Rollins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Fund gained 4.95% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a second-quartile position, ranking 301st out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest detractor during the period was hospital operator Tenet Healthcare, which lost 45.8% of its share value and cost the Fund 1.34% in performance. Media conglomerate AOL Time Warner also fell short of our expectations, falling 7.25% and detracting 0.37% from the Fund's relative results. Other disappointments included retailer Walgreen, which declined 8.33%, aerospace and defense contractor General Dynamics, which fell 20.79% and tool maker Stanley Works, which lost 30.24%. These holdings detracted 0.27%, 0.22% and 0.19%, respectively, from the Fund's results.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Cable operator Comcast topped our list of strong performers, advancing 31.61% and contributing 1.90% to the Fund's relative performance. Semiconductor manufacturers Linear Technology, which advanced 25.04%, and Maxim Integrated Products, which climbed 23.67%, also aided our results, adding 1.16% and 1.04%, respectively, to performance. Packaging company Sealed Air, which soared 179.70%, and Internet retailer Amazon.com, which advanced 48.19%, contributed 0.47% and 0.41%, respectively, to fund returns.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our consumer discretionary stocks had the greatest impact on the Fund's performance. In addition to enjoying solid gains from select companies in this sector, our significant overweighting in the group compared to our benchmark provided a boost to the Fund's relative performance. Strong stock selection in the information technology industry - an area in which we carried slightly less exposure than the index - also aided our results. Meanwhile, healthcare and industrial stocks worked against us. While both groups as a whole performed solidly for the market, a number of our individual holdings in these sectors declined during the period. Our exposure to the healthcare and industrials sectors relative to the index was under- and overweighted, respectively.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

While waiting for a recovery, we are not standing idly by. Instead, we continue to tackle the challenge of identifying companies believed to have strong upside potential. Those possessing a history of near-flawless execution and the ability to generate healthy free cash flow are the ones in which we want to invest.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                           Janus Equity Funds  April 30, 2003  1

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--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Fund $787,328
S&P 500(R) Index $331,359

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($787,328) as compared to the S&P 500 Index ($331,359).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          2/5/70*
--------------------------------------------------------------------------------
Janus Fund               (15.94)%      (3.01)%        7.49%         14.04%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         11.11%

FUND STRATEGY
--------------------------------------------------------------------------------
With a broadly diversified portfolio, this fund invests primarily in larger, more established companies while keeping an eye out for smaller and foreign companies that the Fund's portfolio manager believes have attractively-priced growth potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 0.2%
Common Stock -- Foreign -- 7.9%
Common Stock -- Domestic -- 91.9%

Number of Stocks: 100
Top 10 Equities: 43.7%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Comcast Corp. - Special Class A                        7.4%                 6.0%
Viacom, Inc. - Class B                                 5.8%                 6.4%
Linear Technology Corp.                                5.4%                 4.3%
Maxim Integrated Products, Inc.                        5.3%                 4.2%
Colgate-Palmolive Co.                                  4.9%                 4.7%
AOL Time Warner, Inc.                                  4.9%                 5.2%
Walgreen Co.                                           2.9%                 3.1%
Cisco Systems, Inc.                                    2.4%                 0.9%
United Parcel Service, Inc. - Class B                  2.4%                 1.5%
Bank of New York Company, Inc.                         2.3%                 2.5%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] JANUS FUND      o S&P 500(R) Index

[BAR CHART OMITTED]
                                                                    S&P 500(R)
                                                 Janus Fund           Index

Semiconductor Components/Integrated Circuits       10.7%               0.4%
Multimedia                                         10.7%               2.5%
Cable Television                                    7.4%               0.9%
Cosmetics and Toilitries                            7.0%               2.6%
Diversified Operations                              5.0%               5.3%
Fiduciary Banks                                     3.5%               0.6%
Property and Casualty Insurance                     2.9%               0.8%
Retail - Drug Store                                 2.9%               0.5%
Transportation - Services                           2.8%               1.0%
Networking Products                                 2.4%               1.3%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Fund 86th out of 310 and 31st out of 84 Large-Cap Growth Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

On 2/28/03, Janus Fund 2 merged into Janus Fund.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Equity Funds  April 30, 2003

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JANUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 99.8%
Advertising Sales - 0.8%
   3,398,340    Lamar Advertising Co.* ......................    $   122,068,373
Aerospace and Defense - 2.2%
   2,253,130    General Dynamics Corp. ......................        139,851,779
   4,302,725    Lockheed Martin Corp. .......................        215,351,386

                                                                     355,203,165
Airlines - 1.9%
   3,545,817    Ryanair Holdings PLC (ADR)*,** ..............        140,662,560
  10,488,063    Southwest Airlines Co. ......................        167,389,485

                                                                     308,052,045
Applications Software - 0%
     300,000    Microsoft Corp. .............................          7,671,000

Athletic Footwear - 0%
     100,000    NIKE, Inc. - Class B ........................          5,353,000

Broadcast Services and Programming - 1.4%
   5,614,448    Clear Channel Communications, Inc.* .........        219,581,061
   1,000,000    Liberty Media Corp. - Class A* ..............         11,000,000

                                                                     230,581,061
Building - Mobile Home and Manufactured Housing - 0.2%
   1,071,095    Winnebago Industries, Inc.# .................         39,651,937

Building - Residential and Commercial - 0.3%
     158,045    NVR, Inc.* ..................................         56,540,599

Cable Television - 7.4%
  39,590,665    Comcast Corp. - Special Class A* ............      1,190,095,390

Casino Services - 0.1%
     170,000    International Game Technology* ..............         14,671,000

Chemicals - Specialty - 1.5%
   1,274,410    Ecolab, Inc. ................................         65,109,607
   3,564,560    Sigma-Aldrich Corp.# ........................        177,586,379

                                                                     242,695,986
Commercial Banks - 0.5%
   1,007,980    M&T Bank Corp. ..............................         85,144,071

Commercial Services - Finance - 1.2%
     741,560    Moody's Corp. ...............................         35,809,932
   5,039,117    Paychex, Inc. ...............................        156,918,103

                                                                     192,728,035
Computer Services - 0.5%
   5,511,245    Ceridian Corp.* .............................         76,881,868

Computers - 0.1%
     825,450    Dell Computer Corp.* ........................         23,863,760

Containers - Metal and Glass - 0.5%
   1,408,165    Ball Corp. ..................................         79,082,546

Containers - Paper and Plastic - 1.4%
   2,633,890    Bemis Company, Inc.# ........................        120,263,417
   2,636,645    Sealed Air Corp.* ...........................        112,980,238

                                                                     233,243,655
Cosmetics and Toiletries - 7.0%
  13,956,155    Colgate-Palmolive Co. .......................        797,873,381
   3,638,450    Procter & Gamble Co. ........................        326,914,733

                                                                   1,124,788,114
Data Processing and Management - 0.9%
   4,136,825    Fiserv, Inc.* ...............................        121,788,128
     963,855    SEI Investments Co. .........................         25,378,302

                                                                     147,166,430
Dental Supplies and Equipment - 0.3%
   1,098,074    Patterson Dental Co.* .......................    $    44,109,633

Distribution and Wholesale - 0.4%
   1,260,320    W.W. Grainger, Inc. .........................         58,163,768

Diversified Operations - 5.0%
   2,315,550    3M Co. ......................................        291,851,922
   2,991,025    ARAMARK Corp. - Class B* ....................         68,673,934
   8,097,125    Cendant Corp.* ..............................        115,626,945
   1,474,685    Illinois Tool Works, Inc. ...................         94,350,346
   1,258,910    ITT Industries, Inc. ........................         73,394,453
   1,085,355    SPX Corp.* ..................................         36,684,999
   8,650,860    Tyco International, Ltd. ....................        134,953,416

                                                                     815,536,015
E-Commerce/Products - 1.1%
   6,135,330    Amazon.com, Inc.* ...........................        175,899,911

E-Commerce/Services - 0.9%
   1,493,056    eBay, Inc.* .................................        138,510,805

Electronic Components - Semiconductors - 0.7%
   5,729,785    Texas Instruments, Inc. .....................        105,943,725

Fiduciary Banks - 3.5%
  14,323,755    Bank of New York Company, Inc. ..............        378,863,320
   5,430,705    Northern Trust Corp. ........................        190,617,745

                                                                     569,481,065
Finance - Commercial - 1.0%
   8,225,760    CIT Group, Inc. .............................        167,558,731

Finance - Credit Card - 0%
     125,000    American Express Co. ........................          4,732,500

Finance - Investment Bankers/Brokers - 1.8%
  30,379,557    Charles Schwab Corp. ........................        262,175,577
     312,215    Goldman Sachs Group, Inc. ...................         23,697,119

                                                                     285,872,696
Financial Guarantee Insurance - 2.0%
   7,006,360    MGIC Investment Corp.# ......................        318,509,126

Food - Diversified - 0.3%
     655,805    Unilever N.V. (New York Shares)** ...........         41,296,041

Food - Retail - 0.3%
     803,645    Whole Foods Market, Inc.* ...................         47,704,367

Food - Wholesale/Distribution - 1.4%
   7,629,130    Sysco Corp. .................................        219,184,905

Hazardous Waste Disposal - 0%
     224,575    Stericycle, Inc.* ...........................          8,823,552

Health Care Cost Containment - 0.4%
   2,516,100    First Health Group Corp.* ...................         63,028,305

Hospital Beds and Equipment - 0.6%
   1,966,655    Hillenbrand Industries, Inc. ................         98,136,085

Human Resources - 0.5%
   4,640,635    Robert Half International, Inc.* ............         75,549,538

Industrial Gases - 0.3%
     857,575    Praxair, Inc. ...............................         49,807,956

Instruments - Scientific - 0.2%
     909,330    Dionex Corp.* ...............................         31,290,955

Life and Health Insurance - 2.2%
   9,573,405    AFLAC, Inc. .................................        313,146,078
     707,990    StanCorp Financial Group, Inc. ..............         38,019,063

                                                                     351,165,141

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Equity Funds  April 30, 2003  3

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--------------------------------------------------------------------------------

JANUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Machine Tools and Related Products - 0.3%
   1,594,505    Kennametal, Inc. ............................    $    50,210,962

Medical - Biomedical and Genetic - 0%
     100,000    Genentech, Inc.* ............................          3,799,000

Medical - Drugs - 0.6%
   2,001,620    Forest Laboratories, Inc.* ..................        103,523,786
      75,000    Pfizer, Inc. ................................          2,306,250

                                                                     105,830,036
Medical - HMO - 1.0%
   1,765,200    UnitedHealth Group, Inc. ....................        162,627,876

Medical Instruments - 1.3%
   6,148,770    Apogent Technologies, Inc.*,# ...............        105,635,869
     200,000    Medtronic, Inc. .............................          9,548,000
   1,759,865    St. Jude Medical, Inc.* .....................         92,322,518

                                                                     207,506,387
Medical Products - 2.0%
   1,191,205    Johnson & Johnson ...........................         67,136,314
   2,132,609    Stryker Corp. ...............................        142,906,129
     105,547    Synthes-Stratec, Inc.** .....................         66,537,895
     340,640    Varian Medical Systems, Inc.* ...............         18,346,870
     469,475    Zimmer Holdings, Inc.* ......................         22,018,378

                                                                     316,945,586
Metal Processors and Fabricators - 0.3%
   1,808,925    Precision Castparts Corp. ...................         50,089,133

Motorcycle and Motor Scooter Manufacturing - 0.7%
   2,624,415    Harley-Davidson, Inc. .......................        116,629,003

Multi-Line Insurance - 0.7%
   2,103,935    PartnerRe, Ltd. .............................        112,560,523

Multimedia - 10.7%
  57,724,424    AOL Time Warner, Inc.* ......................        789,670,120
  21,631,496    Viacom, Inc. - Class B* .....................        939,023,241

                                                                   1,728,693,361
Networking Products - 2.4%
  25,388,170    Cisco Systems, Inc.* ........................        381,838,077

Optical Supplies - 0.9%
   3,146,785    Alcon, Inc. (New York Shares)*,** ...........        138,615,879

Property and Casualty Insurance - 2.9%
   2,305,687    W. R. Berkley Corp. .........................        107,076,104
   4,425,820    XL Capital, Ltd. - Class A ..................        364,244,986

                                                                     471,321,090
Radio - 0.4%
   2,516,335    Hispanic Broadcasting Corp.* ................         64,543,993

Reinsurance - 2.3%
         354    Berkshire Hathaway, Inc. - Class A* .........         24,714,528
      86,793    Berkshire Hathaway, Inc. - Class B* .........        202,401,276
   3,142,205    RenaissanceRe Holdings, Ltd. ................        139,168,259

                                                                     366,284,063
Retail - Discount - 1.2%
   5,031,209    Costco Wholesale Corp.* .....................        174,230,768
   1,282,320    TJX Companies, Inc. .........................         24,684,660

                                                                     198,915,428
Retail - Drug Store - 2.9%
  15,201,180    Walgreen Co. ................................    $   469,108,415

Retail - Home Furnishings - 0.1%
     550,000    Pier 1 Imports, Inc. ........................         10,208,000

Schools - 0.6%
   1,882,875    Apollo Group, Inc. - Class A* ...............        102,049,942

Semiconductor Components/Integrated Circuits - 10.7%
  25,587,705    Linear Technology Corp.# ....................        882,008,191
  21,679,735    Maxim Integrated Products, Inc.# ............        851,796,788

                                                                   1,733,804,979
Semiconductor Equipment - 0.5%
   1,889,055    KLA-Tencor Corp.* ...........................         77,451,255
      50,000    Novellus Systems, Inc.* .....................          1,402,000

                                                                      78,853,255
Super-Regional Banks - 0.4%
   1,345,120    Fifth Third Bancorp .........................         66,300,965

Television - 2.2%
     450,000    Acme Communications, Inc.* ..................          3,127,500
  11,741,558    Univision Communications, Inc. - Class A*,# .        355,534,376

                                                                     358,661,876
Textile - Home Furnishings - 0.2%
     508,315    Mohawk Industries, Inc.* ....................         28,196,233

Transportation - Railroad - 0.9%
     859,726    Canadian National Railway Co. ...............         41,739,799
   2,054,830    Canadian National Railway Co.
                  (New York Shares) .........................         99,926,383

                                                                     141,666,182
Transportation - Services - 2.8%
   2,080,720    Expeditors International of Washington, Inc.          75,652,898
   6,113,810    United Parcel Service, Inc. - Class B .......        379,789,877

                                                                     455,442,775
--------------------------------------------------------------------------------
Total Common Stock (cost $14,073,349,990) ...................     16,126,489,874
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.8%
                Fannie Mae
$ 50,000,000      1.19%, 7/23/03 ............................         49,869,750
                Federal Home Loan Bank System:
  50,000,000      1.14%, 6/9/03 .............................         49,938,250
  25,000,000      1.15%, 6/19/03 ............................         24,960,868
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (cost $124,761,938) .......................................        124,768,868
--------------------------------------------------------------------------------
Time Deposit - 2.5%
                SunTrust Bank
 404,300,000      1.26%, 5/1/03 (cost $404,300,000) .........        404,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $14,602,411,928) - 103.1% .....     16,655,558,742
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1)%    (493,611,991)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $16,161,946,751
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

4  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.3%          $   386,682,198
Canada                                             0.9%              141,666,182
Cayman Islands                                     2.2%              364,244,986
Ireland                                            0.8%              140,662,560
Netherlands                                        0.3%               41,296,041
Switzerland                                        1.2%              205,153,774
United States++                                   92.3%           15,375,853,001
--------------------------------------------------------------------------------
Total                                            100.0%          $16,655,558,742

++Includes Short-Term Securities (89.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03                   13,000,000    $    14,433,443    $      (627,638)
Swiss Franc 10/17/03           12,000,000          8,889,438           (262,550)
--------------------------------------------------------------------------------
Total                                        $    23,322,881    $      (890,188)

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Equity Funds  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

--------------------------------------------------------------------------------

[PHOTO]
Jonathan Coleman
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Enterprise Fund gained 6.41% while its benchmark, the Russell MidCap Growth Index, rose 8.19%.(1) For the 12-month period ended April 30, 2003, the Fund earned a second-quartile position, ranking 105th out of 397 Multi-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was drug manufacturer Enzon Pharmaceuticals, which lost 36.13% in share value, resulting in a 0.26% detraction from the Fund's total performance. Tool manufacturer Stanley Works also fell short of our expectations, falling 24.43% and detracting 0.26% from the Fund's performance. Another disappointment was acute care hospital provider Health Management Associates, which dropped 10.58% and detracted 0.20% from the Fund's performance. Hospital network provider Community Health Systems, which lost 21.45%, and mid-market dining franchise Darden Restaurants, which fell 7.55%, detracted 0.19% and 0.17%, respectively, from performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

St. Jude Medical, which makes cardiovascular medical devices, gained 47.32% in share value, and contributed a 0.99% gain to the Fund's performance. Satellite-based entertainment provider EchoStar Communications was also a top performer, rising 46.89% and contributing 0.76% to the Fund's performance. Another strong holding was energy storage and transportation concern Kinder Morgan, which climbed 29.27% and contributed a 0.73% gain to the Fund's results. Adult education provider University of Phoenix, which advanced 42.54%, and its parent company, Apollo Group, which rose 30.46%, contributed 0.49% and 0.54%, respectively, to performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Our cash position was relatively high at the beginning of the period, specifically 13.54% of total assets. However, we decreased our cash holdings as more investment opportunities emerged over the past six months, and ended the period with 5.30%.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

Strong stock selection in consumer discretionary stocks - a sector in which we were overweighted compared to the index - significantly helped the Fund's performance during the period. We also benefited from our relative overweighting in industrials, an area that performed strongly as well. Meanwhile, the fact that we had less exposure to the information technology sector compared to the index worked against us, as we failed to fully benefit from this sector's strong six-month advance. Consumer staples retreated as a group, however, our underweighting in this area vs. the index, as well as good stock picking, helped the Fund's performance. The financial sector also advanced, and we were significantly overweight vs. the index among these stocks. Although the Fund's return in this sector performed better than that of the index, on a relative basis, the Fund did not fully benefit from this overweighting.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our focus remains sharp on finding opportunities in medium-size growth companies that are well managed, control market-leading positions and appropriately allocate their capital. As we see it, the best way to manage through these challenging times is by striving to own a carefully selected mix of non-economically sensitive growth businesses and companies that we believe are poised to benefit from an improvement in the economy.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

6  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Enterprise Fund $24,299
Russell MidCap Growth Index $23,315
S&P MidCap 400 Index $35,942

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund, the Russell MidCap Growth Index and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The Russell MidCap Growth Index is represented by a solid black line. The S&P MidCap 400 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($24,299) as compared to the Russell MidCap Growth Index ($23,315) and the S&P MidCap 400 Index ($35,942).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          9/1/92*
--------------------------------------------------------------------------------
Janus Enterprise
Fund                     (14.24)%      (3.37)%        6.59%         8.68%
--------------------------------------------------------------------------------
Russell MidCap
Growth Index             (16.67)%      (3.00)%        7.77%         8.26%
--------------------------------------------------------------------------------
S&P MidCap
400 Index                (17.51)%      4.35%          12.17%        12.74%

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on medium-sized companies, this nondiversified fund relentlessly searches for solid businesses that have moved beyond their emerging-growth phases but still have room to grow.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Corporate Bonds -- 0.2%
Cash and Cash Equivalents -- 5.3%
Common Stock -- Foreign -- 7.6%
Common Stock -- Domestic -- 86.9%

Number of Stocks: 127
Top 10 Equities: 23.3%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Lamar Advertising Co.                                  3.5%                 2.9%
Kinder Morgan, Inc.                                    3.0%                 2.0%
St. Jude Medical, Inc.                                 2.8%                 2.8%
Berkshire Hathaway, Inc. - Class B                     2.6%                 3.3%
International Game Technology                          2.4%                 2.5%
USA Interactive                                        1.9%                 1.5%
Ball Corp.                                             1.9%                 1.4%
EOG Resources, Inc.                                    1.8%                 1.6%
Dean Foods Co.                                         1.7%                 1.3%
EchoStar Communications Corp.
- Class A                                              1.7%                 1.3%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Enterprise Fund          o Russell MidCap Growth Index

[BAR CHART OMITTED]
                                             Janus Enterprise    Russell MidCap
                                                    Fund          Growth Index

Medical Instruments                                 4.0%               1.5%
Radio                                               3.5%               0.7%
Advertising Sales                                   3.5%               0.2%
Diversified Operations                              3.4%               1.1%
Commercial Services - Finance                       3.2%               2.1%
Oil Companies - Exploration and Production          3.1%               1.2%
Pipelines                                           3.0%               0.3%
Reinsurance                                         2.9%               0.0%
Retail - Restaurants                                2.6%               3.4%
Schools                                             2.5%               1.4%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Enterprise Fund 83rd out of 170 and 32nd out of 49 Multi-Cap Growth Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to Russell MidCap Growth Index. We believe the performance of this index more closely correlates to the Fund's performance than the S&P MidCap 400 Index. The Russell MidCap Growth Index consists of stocks from the Russell MidCap Index with a greater-than-average growth orientation. The Russell MidCap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Fund will retain the S&P MidCap 400 Index as a secondary index. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                           Janus Equity Funds  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 94.5%
Advertising Agencies - 0.5%
     798,290    Interpublic Group of Companies, Inc. ........    $     9,100,506

Advertising Sales - 3.5%
   1,638,345    Lamar Advertising Co.* ......................         58,849,352

Aerospace and Defense - Equipment - 0.7%
     237,730    Alliant Techsystems, Inc.* ..................         12,770,856

Agricultural Operations - 0.4%
     235,835    Bunge, Ltd. .................................          6,605,738

Airlines - 1.1%
     468,923    Ryanair Holdings PLC (ADR)* .................         18,602,175

Apparel Manufacturers - 1.0%
      13,600    Coach, Inc.* ................................            591,736
     527,600    Liz Claiborne, Inc. .........................         17,162,828

                                                                      17,754,564
Applications Software - 0.9%
     600,080    Citrix Systems, Inc.* .......................         11,377,517
      24,500    Intuit, Inc.* ...............................            950,110
     887,469    Satyam Computer Services, Ltd. ..............          2,856,696

                                                                      15,184,323
Automotive - Truck Parts and Equipment - 0.6%
     275,450    Lear Corp.* .................................         10,946,383

Building - Residential and Commercial - 1.2%
      55,480    NVR, Inc.* ..................................         19,847,970

Cable Television - 0.4%
     336,580    Cablevision Systems New York Group
                  - Class A* ................................          7,546,124

Casino Hotels - 0.3%
     179,840    Mandalay Resort Group* ......................          4,751,373

Casino Services - 2.4%
     465,559    International Game Technology* ..............         40,177,742

Chemicals - Specialty - 0.1%
      25,087    Ecolab, Inc. ................................          1,281,695
      13,500    Sigma-Aldrich Corp. .........................            672,570

                                                                       1,954,265
Commercial Banks - 1.0%
     151,315    M&T Bank Corp. ..............................         12,781,578
     101,875    TCF Financial Corp. .........................          4,034,250

                                                                      16,815,828
Commercial Services - Finance - 3.2%
     585,243    Moody's Corp. ...............................         28,261,384
     843,716    Paychex, Inc. ...............................         26,273,316

                                                                      54,534,700
Computer Services - 0.9%
     840,205    BISYS Group, Inc.* ..........................         14,182,660
      29,100    SunGard Data Systems, Inc.* .................            625,650

                                                                      14,808,310
Computers - 0.6%
     769,710    Apple Computer, Inc.* .......................         10,929,882

Computers - Integrated Systems - 0.1%
      61,395    Diebold, Inc. ...............................          2,454,572

Containers - Metal and Glass - 1.9%
     565,045    Ball Corp. ..................................         31,732,927

Data Processing and Management - 0.6%
     376,250    Certegy, Inc.* ..............................    $     9,402,488
      19,704    Fiserv, Inc.* ...............................            580,086
      22,496    Global Payments, Inc. .......................            697,601

                                                                      10,680,175
Dialysis Centers - 0.2%
     100,460    Davita, Inc.* ...............................          2,071,485
      20,830    Renal Care Group, Inc.* .....................            674,892

                                                                       2,746,377
Disposable Medical Products - 0.8%
     224,830    C.R. Bard, Inc. .............................         14,249,725

Distribution and Wholesale - 1.0%
     109,160    Fastenal Co. ................................          3,775,844
     298,360    W.W. Grainger, Inc. .........................         13,769,314

                                                                      17,545,158
Diversified Operations - 3.4%
   1,618,210    Cendant Corp.* ..............................         23,108,039
     300,000    ITT Industries, Inc. ........................         17,490,000
     214,107    Lancaster Colony Corp. ......................          9,148,792
     230,270    SPX Corp.* ..................................          7,783,126

                                                                      57,529,957
E-Commerce/Services - 0.6%
     100,580    eBay, Inc.* .................................          9,330,807

Electric Products - Miscellaneous - 0.8%
     352,790    AMETEK, Inc. ................................         13,300,183

Electronic Components - Miscellaneous - 0.4%
     697,310    Flextronics International, Ltd.* ............          6,101,463

Electronic Components - Semiconductors - 1.6%
     298,630    Altera Corp.* ...............................          4,721,340
     299,790    Cree, Inc.* .................................          5,980,811
     868,500    National Semiconductor Corp.* ...............         16,267,005

                                                                      26,969,156
Electronic Design Automation - 0.6%
     907,690    Cadence Design Systems, Inc.* ...............         10,374,897

Entertainment Software - 0.3%
      90,254    Electronic Arts, Inc.* ......................          5,349,355

Fiduciary Banks - 2.1%
     485,562    Investors Financial Services Corp. ..........         10,590,107
     727,055    Northern Trust Corp. ........................         25,519,631

                                                                      36,109,738
Filtration and Separations Products - 0%
      17,419    Donaldson Company, Inc. .....................            695,366

Finance - Investment Bankers/Brokers - 0.9%
     901,465    Charles Schwab Corp. ........................          7,779,643
     120,505    Lehman Brothers Holdings, Inc. ..............          7,588,200

                                                                      15,367,843
Financial Guarantee Insurance - 1.6%
      10,646    Ambac Financial Group, Inc. .................            621,194
     593,295    MGIC Investment Corp. .......................         26,971,191

                                                                      27,592,385
Food - Dairy Products - 1.7%
     663,555    Dean Foods Co.* .............................         28,884,549

Health Care Cost Containment - 1.6%
   1,069,890    First Health Group Corp.* ...................         26,800,744

See Notes to Schedules of Investments and Financial Statements.

8  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Home Furnishings - 0%
      23,338    La-Z-Boy, Inc. ..............................    $       455,791

Hotels and Motels - 1.7%
     303,375    Marriott International, Inc. - Class A ......         10,894,196
     699,460    Starwood Hotels & Resorts Worldwide, Inc. ...         18,773,506

                                                                      29,667,702
Human Resources - 2.2%
     540,525    Manpower, Inc. ..............................         17,772,462
   1,213,280    Robert Half International, Inc.* ............         19,752,198

                                                                      37,524,660
Instruments - Controls - 0.1%
      23,502    Mettler-Toledo International, Inc.* .........            834,321

Internet Security - 0.5%
     511,180    Check Point Software Technologies, Ltd.* ....          8,040,861
      20,061    Symantec Corp.* .............................            881,681

                                                                       8,922,542
Investment Management and Advisory Services - 1.1%
     634,275    T. Rowe Price Group, Inc. ...................         19,358,073

Life and Health Insurance - 0.9%
     477,070    AFLAC, Inc. .................................         15,604,960

Linen Supply and Related Items - 0.1%
      23,908    Cintas Corp. ................................            858,297

Machinery - Print Trade - 0.1%
      14,108    Zebra Technologies Corp.* ...................            940,580

Machinery - Pumps - 0%
      25,667    Graco, Inc. .................................            787,977

Medical - Biomedical and Genetic - 0.3%
     172,854    Millipore Corp.* ............................          5,902,964

Medical - Drugs - 0.6%
      63,620    Celgene Corp.* ..............................          1,692,928
     178,660    Forest Laboratories, Inc.* ..................          9,240,295

                                                                      10,933,223
Medical - Generic Drugs - 1.1%
     344,955    Barr Laboratories, Inc.* ....................         19,179,498

Medical - HMO - 1.2%
     289,665    Anthem, Inc.* ...............................         19,882,606

Medical - Hospitals - 1.0%
   1,033,046    Health Management Associates, Inc. - Class A          17,623,765

Medical - Outpatient and Home Medical Care - 0.1%
      29,533    Lincare Holdings, Inc.* .....................            896,917

Medical Instruments - 4.0%
   1,129,420    Apogent Technologies, Inc.* .................         19,403,436
     931,020    St. Jude Medical, Inc.* .....................         48,841,309

                                                                      68,244,745
Medical Labs and Testing Services - 0.7%
     199,695    Quest Diagnostics, Inc.* ....................         11,931,776

Medical Products - 0.7%
      45,952    Biomet, Inc. ................................          1,399,698
      15,944    Synthes-Stratec, Inc. .......................         10,051,257

                                                                      11,450,955
Non-Hazardous Waste Disposal - 0.3%
     548,350    Allied Waste Industries, Inc.* ..............          4,551,305

Oil Companies - Exploration and Production - 3.1%
     815,305    EOG Resources, Inc. .........................    $    30,476,101
     550,130    Murphy Oil Corp. ............................         22,912,914

                                                                      53,389,015
Oil Field Machinery and Equipment - 0.9%
     436,462    Smith International, Inc.* ..................         15,520,589

Optical Supplies - 0.5%
     195,595    Alcon, Inc. (New York Shares)* ..............          8,615,960

Pipelines - 3.0%
   1,089,051    Kinder Morgan, Inc. .........................         51,207,178

Power Converters and Power Supply Equipment - 0.8%
     929,500    American Power Conversion Corp.* ............         14,481,610

Printing - Commercial - 0.6%
     372,732    Valassis Communications, Inc.* ..............          9,914,671

Property and Casualty Insurance - 2.2%
     362,677    W. R. Berkley Corp. .........................         16,842,720
     247,315    XL Capital, Ltd. - Class A ..................         20,354,024

                                                                      37,196,744
Publishing - Newspapers - 0.2%
      54,120    McClatchy Co. - Class A .....................          3,171,432

Radio - 3.5%
     357,205    Cox Radio, Inc. - Class A* ..................          8,147,846
     206,235    Entercom Communications Corp.* ..............         10,020,959
     832,845    Hispanic Broadcasting Corp.* ................         21,362,474
     561,830    Westwood One, Inc.* .........................         19,607,867

                                                                      59,139,146
Reinsurance - 2.9%
      19,388    Berkshire Hathaway, Inc. - Class B* .........         45,212,816
     136,595    Montpelier Re Holdings, Ltd.
                  (New York Shares)* ........................          4,465,291

                                                                      49,678,107
Retail - Apparel and Shoe - 0.1%
      36,353    Chico's FAS, Inc.* ..........................            884,832

Retail - Auto Parts - 0.1%
      11,538    Advance Auto Parts, Inc.* ...................            573,900
      19,522    AutoZone, Inc.* .............................          1,577,573

                                                                       2,151,473
Retail - Discount - 0.6%
     212,635    Dollar Tree Stores, Inc.* ...................          5,411,561
     145,940    Fred's, Inc. ................................          4,735,753

                                                                      10,147,314
Retail - Home Furnishings - 0%
      39,926    Pier 1 Imports, Inc. ........................            741,027

Retail - Office Supplies - 1.1%
   1,010,342    Staples, Inc.* ..............................         19,236,912

Retail - Restaurants - 2.6%
     834,766    Darden Restaurants, Inc. ....................         14,616,753
     306,862    Outback Steakhouse, Inc. ....................         10,967,248
     725,376    Yum! Brands, Inc.* ..........................         17,916,787

                                                                      43,500,788
Satellite Telecommunications - 1.7%
     953,035    EchoStar Communications Corp. - Class A* ....         28,552,929

Savings/Loan/Thrifts - 0.5%
     543,640    Sovereign Bancorp, Inc. .....................          8,399,238

See Notes to Schedules of Investments and Financial Statements.

                                           Janus Equity Funds  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Schools - 2.5%
     475,958    Apollo Group, Inc. - Class A* ...............    $    25,796,453
       4,898    Career Education Corp.* .....................            294,517
     380,045    University of Phoenix Online* ...............         16,775,186

                                                                      42,866,156
Semiconductor Components/Integrated Circuits - 2.1%
     451,525    Emulex Corp.* ...............................          9,251,747
     387,100    Integrated Circuit Systems, Inc.* ...........          8,407,812
     799,195    Marvell Technology Group, Ltd.* .............         18,444,621

                                                                      36,104,180
Semiconductor Equipment - 2.3%
     512,170    KLA-Tencor Corp.* ...........................         20,998,970
     642,935    Novellus Systems, Inc.* .....................         18,027,897

                                                                      39,026,867
Telecommunication Equipment - Fiber Optics - 0.1%
     404,315    CIENA Corp.* ................................          1,969,014

Telecommunication Services - 0.9%
     830,515    Amdocs, Ltd. (New York Shares)* .............         14,666,895

Textile - Home Furnishings - 1.5%
     460,210    Mohawk Industries, Inc.* ....................         25,527,849

Therapeutics - 0.6%
     195,589    Gilead Sciences, Inc.* ......................          9,024,476
      22,045    Neurocrine Biosciences, Inc.* ...............            997,536

                                                                      10,022,012
Tools - Hand Held - 0.4%
     318,335    Stanley Works ...............................          7,649,590

Transportation - Air Freight - 0.9%
     489,605    CNF, Inc. ...................................         14,854,616

Transportation - Railroad - 0.7%
     235,590    Canadian National Railway Co.
                  (New York Shares) .........................         11,456,742

Transportation - Services - 0.5%
     226,860    Expeditors International of Washington, Inc.           8,248,403

Travel Services - 1.9%
   1,097,690    USA Interactive* ............................         32,875,816

--------------------------------------------------------------------------------
Total Common Stock (cost $1,590,183,993) ....................      1,611,745,230
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,549,175)           2,575,000
--------------------------------------------------------------------------------
Time Deposits - 7.7%
                Fifth Third Bank
  70,000,000      1.26%, 5/1/03 .............................         70,000,000
                SunTrust Bank
  61,900,000      1.27%, 5/1/03 .............................         61,900,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $131,900,000) .....................        131,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,724,633,168) - 102.4% ......      1,746,220,230
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.4)%     (41,408,954)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,704,811,276
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.7%          $    29,515,650
Canada                                             0.7%               11,456,742
Cayman Islands                                     1.2%               20,354,024
India                                              0.2%                2,856,696
Ireland                                            1.1%               18,602,175
Israel                                             0.4%                8,040,861
Singapore                                          0.4%                6,101,463
Switzerland                                        1.1%               18,667,217
United Kingdom                                     0.9%               14,666,895
United States++                                   92.3%            1,615,958,507
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,746,220,230

++Includes Short-Term Securities (85.0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

10  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

--------------------------------------------------------------------------------

[PHOTO]
David Corkins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Mercury Fund rose 4.56% while its benchmark, the S&P 500(R) Index, gained 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a first-quartile ranking, placing 142nd out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2) These results were earned primarily under the tenure of Warren Lammert. Mr. Lammert turned over all portfolio management responsibilities relating to the Fund to current manager David Corkins on February 28, 2003.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job losses mounted. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

India-based technology and software consulting company Infosys lost 22.8% in share value and detracted 0.52% from relative performance, making it our biggest disappointment during the period. Meanwhile, online recruiter and telephone directory Monster Worldwide, formerly known as TMP Worldwide, declined 32.0% and cost the Fund 0.47% in performance. Infosys and Monster Worldwide were joined by pharmaceutical distributors Amerisourcebergen, which lost 32.4%, and Cardinal Health, which lost 22%, and removed 0.46% and 0.37%, respectively, from performance. Retail and commercial bank Fifth Third Bancorp, which declined 21.8% during the period, rounded out our list of top detractors, costing the Fund 0.34% in relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Two media holdings, cable operator Cablevision Systems, which soared 134.5%, and programming content provider Liberty Media, which rose 33.0%, were our two biggest standouts. Cablevision added 2.17% to results, while Liberty added 2.06%. Meanwhile, Internet portal Yahoo! was our third best performer on a relative basis, gaining 66.0% and adding 0.98% to performance. Internet retailer Amazon.com also gained, as its stock price rose 48.2% and it contributed 0.70% to our results. Meanwhile, medical device maker Guidant, which advanced 31.9%, added 0.44% during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our generous overweighting of consumer discretionary stocks worked to our advantage as a result of several well-considered stock picks. Together, these stocks were responsible for a substantial amount of our outperformance relative to the S&P 500(R) Index during the period. Meanwhile, our decision to maintain a smaller position than our benchmark in consumer staples, a sector that generally performed poorly, aided results. Our selection of individual standouts within the sector also contributed to performance. On the negative side, our relatively large exposure to the information technology sector worked against us as a result of poor performance by a number of individual holdings within the Fund. Our exposure to select financial stocks, an area in which we carried less exposure than our benchmark, also held back results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Given the current environment, we intend to be both proactive and flexible in our search for compelling growth opportunities. By looking for investments across a wide range of sectors, we hope to find those companies capable of performing well over the long term.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Mercury Fund $30,748
S&P 500(R) Index $25,137
Russell 1000 Growth Index $21,357

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($30,748) as compared to the S&P 500 Index ($25,137) and the Russell 1000 Growth Index ($21,357).

                              ONE            FIVE          SINCE
                              YEAR           YEAR          5/3/93*
--------------------------------------------------------------------------------
Janus Mercury Fund            (13.62)%       0.50%         11.90%
--------------------------------------------------------------------------------
S&P 500(R)Index               (13.30)%       (2.42)%       9.66%
--------------------------------------------------------------------------------
Russell 1000 Growth Index     (14.35)%       (5.63)%       7.88%

FUND STRATEGY
--------------------------------------------------------------------------------
This broadly diversified growth fund invests primarily in companies selected for their growth potential - of any size, in any industry - located anywhere in the world.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 0.2%
Cash and Cash Equivalents -- 8.9%
Common Stock -- Foreign -- 10.3%
Common Stock -- Domestic -- 80.6%

Number of Stocks: 69
Top 10 Equities: 33.8%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                          7.5%                 6.2%
Berkshire Hathaway, Inc. - Class B                     4.3%                 5.1%
Nokia Oyj                                              3.3%                 2.7%
Cablevision Systems New York
  Group - Class A                                      3.2%                 1.6%
Computer Associates
  International, Inc.                                  3.2%                  --
Forest Laboratories, Inc.                              2.9%                 3.5%
Allstate Corp.                                         2.5%                 3.1%
Goldman Sachs Group, Inc.                              2.3%                 2.4%
Cisco Systems, Inc.                                    2.3%                  --
Yahoo!, Inc.                                           2.3%                 1.4%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Mercury Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Mercury        S&P 500(R)
                                                    Fund              Index

Broadcast Services and Programming                  7.5%               0.3%
Medical - Drugs                                     6.5%               8.1%
Cable Television                                    6.1%               0.9%
Reinsurance                                         4.3%               0.0%
Finance - Investment Bankers/Brokers                3.9%               4.1%
Aerospace and Defense                               3.8%               1.1%
Medical Instruments                                 3.7%               1.1%
Medical - HMO                                       3.6%               0.7%
Telecommunication Equipment                         3.3%               0.2%
Enterprise Software/Services                        3.2%               1.0%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Mercury Fund 21st out of 310 Large-Cap Growth Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective 2/28/03, Warren Lammert is no longer the portfolio manager of Janus Mercury Fund, and David Corkins is now the Fund manager.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

12  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 90.9%
Aerospace and Defense - 3.8%
   1,968,195    Lockheed Martin Corp. .......................    $    98,508,159
     991,380    Northrop Grumman Corp. ......................         87,191,871

                                                                     185,700,030
Applications Software - 2.4%
     328,648    Intuit, Inc.* ...............................         12,744,969
   4,146,890    Microsoft Corp. .............................        106,035,977

                                                                     118,780,946
Broadcast Services and Programming - 7.5%
  33,705,333    Liberty Media Corp. - Class A* ..............        370,758,663

Cable Television - 6.1%
   7,138,432    Cablevision Systems New York Group
                  - Class A* ................................        160,043,645
   2,447,725    Comcast Corp. - Special Class A* ............         73,578,614
   2,008,470    Cox Communications, Inc. - Class A* .........         66,480,357

                                                                     300,102,616
Casino Services - 0.5%
     288,985    International Game Technology* ..............         24,939,405

Chemicals - Specialty - 0.2%
      29,775    Givaudan S.A. ...............................         11,525,721

Commercial Banks - 0.1%
      76,830    Franklin Financial Corp. ....................          2,278,778

Computers - 1.9%
   5,025,069    Apple Computer, Inc.* .......................         71,355,980
     820,160    Dell Computer Corp.* ........................         23,710,826

                                                                      95,066,806
Cosmetics and Toiletries - 1.3%
   1,117,410    Avon Products, Inc. .........................         64,999,740

Diversified Operations - 0%
     107,580    Kansas City Southern* .......................          1,190,911

E-Commerce/Products - 1.5%
   2,541,940    Amazon.com, Inc.* ...........................         72,877,420

Electric Products - Miscellaneous - 2.3%
     447,030    Samsung Electronics Company, Ltd.** .........        112,217,405

Electronic Components - Semiconductors - 0.7%
   2,005,330    Texas Instruments, Inc. .....................         37,078,552

Electronic Design Automation - 1.1%
   1,114,662    Synopsys, Inc.* .............................         54,217,160

Enterprise Software/Services - 3.2%
   9,820,575    Computer Associates International, Inc. .....        159,486,138

Entertainment Software - 0.5%
     442,935    Electronic Arts, Inc.* ......................         26,252,757

Finance - Investment Bankers/Brokers - 3.9%
   1,483,403    Citigroup, Inc. .............................         58,223,568
   3,655,795    E*TRADE Group, Inc.* ........................         20,106,872
   1,528,540    Goldman Sachs Group, Inc. ...................        116,016,186

                                                                     194,346,626
Finance - Mortgage Loan Banker - 3.0%
     822,390    Fannie Mae ..................................         59,532,812
   1,549,895    Freddie Mac .................................         89,738,921

                                                                     149,271,733
Insurance Brokers - 1.0%
   1,616,315    Willis Group Holdings, Ltd. .................         50,412,865

Internet Security - 0.9%
   1,007,510    Symantec Corp.* .............................    $    44,280,065

Life and Health Insurance - 1.3%
   2,022,905    AFLAC, Inc. .................................         66,169,222

Medical - Drugs - 6.5%
     666,445    Biovail Corp. (New York Shares)* ............         24,091,987
     389,540    Eli Lilly and Co. ...........................         24,860,443
   2,816,540    Forest Laboratories, Inc.* ..................        145,671,449
     779,395    MedImmune, Inc.* ............................         27,489,261
   3,157,905    Pfizer, Inc. ................................         97,105,579

                                                                     319,218,719
Medical - HMO - 3.6%
   1,265,570    Anthem, Inc.* ...............................         86,868,725
     969,450    UnitedHealth Group, Inc. ....................         89,315,428

                                                                     176,184,153
Medical Instruments - 3.7%
   2,113,850    Guidant Corp. ...............................         82,419,012
   2,071,940    Medtronic, Inc. .............................         98,914,416

                                                                     181,333,428
Medical Products - 0.1%
      76,825    Johnson & Johnson ...........................          4,329,857

Multi-Line Insurance - 2.5%
   3,263,690    Allstate Corp. ..............................        123,334,845

Multimedia - 1.9%
   6,931,884    AOL Time Warner, Inc.* ......................         94,828,173

Networking Products - 2.3%
   7,652,350    Cisco Systems, Inc.* ........................        115,091,344

Non-Hazardous Waste Disposal - 0.4%
   2,592,155    Allied Waste Industries, Inc.* ..............         21,514,887

Oil - Field Services - 1.3%
   1,757,590    BJ Services Co.* ............................         64,169,611

Oil and Gas Drilling - 0.5%
     749,025    Patterson-UTI Energy, Inc.* .................         24,785,237

Oil Companies - Exploration and Production - 1.4%
   1,615,035    Murphy Oil Corp. ............................         67,266,208

Oil Companies - Integrated - 1.0%
   1,470,537    EnCana Corp. ................................         48,187,609

Oil Field Machinery and Equipment - 0.9%
   1,277,930    Smith International, Inc.* ..................         45,443,191

Reinsurance - 4.3%
      92,169    Berkshire Hathaway, Inc. - Class B* .........        214,938,108

Retail - Auto Parts - 0.1%
      37,060    AutoZone, Inc.* .............................          2,994,819

Retail - Consumer Electronics - 0.2%
     326,400    Best Buy Company, Inc.* .....................         11,286,912

Retail - Discount - 1.8%
   2,525,779    Dollar Tree Stores, Inc.* ...................         64,281,075
   1,313,640    TJX Companies, Inc. .........................         25,287,570

                                                                      89,568,645
Retail - Regional Department Stores - 0.5%
     450,880    Kohl's Corp.* ...............................         25,609,984

Retail - Restaurants - 1.3%
     869,375    Wendy's International, Inc. .................         25,246,650
   1,501,215    Yum! Brands, Inc.* ..........................         37,080,010

                                                                      62,326,660

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Satellite Telecommunications - 1.1%
   1,843,590    EchoStar Communications Corp. - Class A* ....    $    55,233,956

Semiconductor Equipment - 1.5%
   1,843,000    Applied Materials, Inc.* ....................         26,907,800
     670,030    KLA-Tencor Corp.* ...........................         27,471,230
     794,265    Novellus Systems, Inc.* .....................         22,271,191

                                                                      76,650,221
Super-Regional Banks - 1.3%
   1,331,070    Fifth Third Bancorp .........................         65,608,440

Telecommunication Equipment - 3.3%
     658,490    Nokia Oyj** .................................         11,140,912
   9,305,287    Nokia Oyj (ADR)** ...........................        154,188,606

                                                                     165,329,518
Telecommunication Equipment - Fiber Optics - 0.3%
   3,370,495    CIENA Corp.* ................................         16,414,310

Toys - 0.3%
     180,500    Nintendo Company, Ltd. ......................         14,105,819

Transportation - Railroad - 1.6%
   1,609,960    Canadian National Railway Co.
                  (New York Shares) .........................         78,292,355

Travel Services - 1.7%
   2,744,011    USA Interactive* ............................         82,183,129

Web Portals/Internet Service Providers - 2.3%
   4,542,770    Yahoo!, Inc.* ...............................        112,569,841
--------------------------------------------------------------------------------
Total Common Stock (cost $4,101,840,035) ....................      4,500,753,538
--------------------------------------------------------------------------------
Preferred Stock - 0.2%
Automotive - Cars and Light Trucks - 0.2%
      20,898    Porsche A.G.** (cost $6,156,021) ............          7,603,170
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 2.6%
                Fannie Mae
$ 50,000,000      1.20%, 7/23/03 ............................         49,869,750
                Federal Home Loan Bank System:
  30,000,000      1.16%, 5/23/03 ............................         49,936,667
  50,000,000      1.14%, 6/10/03 ............................         29,978,733
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (cost $129,777,067) .......................................        129,785,150
--------------------------------------------------------------------------------
Time Deposits - 6.7%
                Society Generale, New York
 100,000,000      1.25%, 5/1/03 .............................        100,000,000
                SunTrust Bank
 233,700,000      1.27%, 5/1/03 .............................        233,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $333,700,000) .....................        333,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,571,473,123) - 100.4% ......      4,971,841,858
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (20,564,855)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,951,277,003
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.0%          $    50,412,865
Canada                                             3.0%              150,571,951
Finland                                            3.3%              165,329,518
Germany                                            0.2%                7,603,170
Japan                                              0.3%               14,105,819
South Korea                                        2.3%              112,217,405
Switzerland                                        0.2%               11,525,721
United States++                                   89.7%            4,460,075,409
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,971,841,858

++Includes Short-Term Securities (80.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 7/31/03                    7,180,000    $     7,986,025    $      (291,937)
Euro 9/26/03                   32,500,000         36,083,607         (1,569,095)
Euro 10/17/03                  24,300,000         26,961,576         (1,082,076)
South Korean Won
  5/9/03                    4,500,000,000          3,701,327             91,660
South Korean Won
  5/27/03                  59,800,000,000         49,123,499            275,739
--------------------------------------------------------------------------------
Total                                        $   123,856,034    $    (2,575,709)

See Notes to Schedules of Investments and Financial Statements.

14  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

--------------------------------------------------------------------------------

[PHOTO]
Claire Young
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Olympus Fund rose 3.79% while its benchmark, the S&P 500(R) Index, gained 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a fourth-quartile ranking, placing 496th out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The largest single detractor from performance was aerospace and defense contractor General Dynamics, which lost 33.29% of its share value during the period and cost the Fund 0.47% in performance. Motorcycle manufacturer and merchandiser Harley-Davidson, which declined 14.88%, removed 0.46% from this period's results. Meanwhile, optical network equipment manufacturer Ciena, which fell 33.52%, detracted 0.35%, while pharmaceutical distributor Cardinal Health, which declined 16.70%, removed 0.29% from performance. Rounding out the list of negative performers was drugstore chain Walgreen, which lost 16.68%, costing the Fund 0.27% in relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Internet portal Yahoo!, which advanced 66.02%, was our single best performer, adding 0.84% to results. Semiconductor manufacturer Maxim Integrated Products also gained, rising 23.67% and contributing 0.74% to the Fund's bottom line. Meanwhile Amgen, a biotechnology company, grew 31.66% and added 0.64% while cosmetics manufacturer and direct seller Avon Products, which advanced 21.92%, added 0.58%. Whole Foods Market, which operates a chain of natural-food supermarkets, climbed 27.13% and contributed 0.48% during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

As a group, our consumer staples stocks were the single biggest contributors to performance. Although our exposure to the sector was very close to that of the S&P 500(R) Index, individual stock picks significantly aided results. Meanwhile, our slight overweight position and good stock selection in the information technology sector also worked in our favor. However, our exposure to select consumer discretionary stocks - an area in which we carried more exposure than our benchmark - worked against us. Our exposure to individual industrial stocks, another area where we were relatively overweight, also held back results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We will continue to emphasize companies able to demonstrate consistent growth in a lackluster economy as well as those that might benefit from a reinvigorated economic environment. We remain focused on quality of earnings and favor businesses that can generate respectable operating margins in a difficult climate. At the same time, we are trying to avoid investments where we have yet to see a stabilization in fundamentals.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Olympus Fund $19,810
S&P 500(R) Index $16,693
Russell 1000 Growth Index $14,036

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($19,810) as compared to the S&P 500 Index ($16,693) and the Russell 1000 Growth Index ($14,036).

                             ONE            FIVE          SINCE
                             YEAR           YEAR          12/29/95*
--------------------------------------------------------------------------------
Janus Olympus Fund           (18.71)%      1.41%         9.77%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%       (2.42)%       7.24%
--------------------------------------------------------------------------------
Russell 1000 Growth Index    (14.35)%       (5.63)%       4.73%

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified fund seeks fast-growing companies of all sizes and locations, in rapidly expanding industries.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Corporate Bonds -- 0.9%
Cash and Cash Equivalents -- 5.9%
Common Stock -- Foreign -- 13.6%
Common Stock -- Domestic -- 79.6%

Number of Stocks: 91
Top 10 Equities: 24.2%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
                                             APRIL 30, 2003     OCTOBER 31, 2002

Maxim Integrated Products, Inc.                        3.3%                 2.7%
Avon Products, Inc.                                    3.1%                 2.5%
Medtronic, Inc.                                        3.0%                 3.0%
Goldman Sachs Group, Inc.                              2.3%                 1.6%
Fannie Mae                                             2.3%                 2.1%
Colgate-Palmolive Co.                                  2.1%                 1.9%
Encana Corp.                                           2.1%                 1.8%
Amgen, Inc.                                            2.0%                 2.2%
Pfizer, Inc.                                           2.0%                 2.4%
Fiserv, Inc.                                           2.0%                 1.5%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Olympus Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Olympus        S&P 500(R)
                                                    Fund              Index

Cosmetics and Toiletries                            5.9%               2.6%
Oil Companies -- Integrated                         4.6%               4.3%
Finance -- Investment Bankers/Brokers               4.1%               4.9%
Semiconductor Components/Integrated Circuits        3.9%               0.4%
Medical -- Drugs                                    3.2%               8.1%
Medical Instruments                                 3.2%               1.1%
Hotels and Motels                                   2.9%               0.2%
Electronic Components -- Semiconductors             2.8%               2.3%
Transportation -- Services                          2.7%               1.0%
Medical -- Biomedical and Genetic                   2.4%               1.2%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Olympus Fund 10th out of 310 Large-Cap Growth Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

16  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
Aerospace and Defense - 1.0%
     495,885    Lockheed Martin Corp. .......................    $    24,819,044
Airlines - 2.4%
     460,899    Ryanair Holdings PLC (ADR)*,** ..............         18,283,863
   2,655,750    Southwest Airlines Co. ......................         42,385,770

                                                                      60,669,633
Applications Software - 2.0%
     345,895    Intuit, Inc.* ...............................         13,413,808
   1,434,034    Microsoft Corp. .............................         36,668,249

                                                                      50,082,057
Broadcast Services and Programming - 1.3%
     831,395    Clear Channel Communications, Inc.* .........         32,515,858

Cable Television - 1.8%
     265,000    Comcast Corp. - Class A* ....................          8,456,150
   1,274,575    Comcast Corp. - Special Class A* ............         38,313,724

                                                                      46,769,874
Casino Hotels - 0.8%
     720,330    MGM Mirage, Inc.* ...........................         20,471,779

Casino Services - 0.2%
      52,568    International Game Technology* ..............          4,536,618

Cellular Telecommunications - 1.2%
   1,543,515    Vodafone Group PLC (ADR)** ..................         30,499,856

Commercial Banks - 0.6%
     423,255    TCF Financial Corp. .........................         16,760,898

Commercial Services - 1.5%
     248,065    Iron Mountain, Inc.* ........................          9,885,390
     587,080    Weight Watchers International, Inc.* ........         27,581,018

                                                                      37,466,408
Commercial Services - Finance - 0.9%
     258,575    H&R Block, Inc. .............................          9,986,166
     245,140    Moody's Corp. ...............................         11,837,811

                                                                      21,823,977
Computers - 0.9%
     795,838    Dell Computer Corp.* ........................         23,007,677

Computers - Memory Devices - 0.5%
     590,865    VERITAS Software Corp.* .....................         13,004,939

Containers - Paper and Plastic - 1.1%
   1,407,725    Pactiv Corp.* ...............................         28,886,517

Cosmetics and Toiletries - 5.9%
   1,350,850    Avon Products, Inc. .........................         78,578,944
     939,770    Colgate-Palmolive Co. .......................         53,726,651
     522,030    Estee Lauder Companies, Inc. - Class A ......         16,965,975

                                                                     149,271,570
Data Processing and Management - 2.0%
   1,724,573    Fiserv, Inc.* ...............................         50,771,429

Diversified Operations - 1.3%
     143,175    3M Co. ......................................         18,045,777
     511,162    General Electric Co. ........................         15,053,721

                                                                      33,099,498
E-Commerce/Services - 0.1%
      32,851    eBay, Inc.* .................................          3,047,587

Electronic Components - Semiconductors - 2.8%
     839,072    Intel Corp. .................................    $    15,438,925
     254,245    QLogic Corp.* ...............................         11,184,238
   2,368,780    Texas Instruments, Inc. .....................         43,798,742

                                                                      70,421,905
Entertainment Software - 0.9%
     400,830    Electronic Arts, Inc.* ......................         23,757,194

Fiduciary Banks - 0.6%
     607,455    Bank of New York Company, Inc. ..............         16,067,185

Finance - Consumer Loans - 0.9%
     212,915    SLM Corp. ...................................         23,846,480

Finance - Investment Bankers/Brokers - 4.1%
   1,133,790    Citigroup, Inc. .............................         44,501,257
     780,780    Goldman Sachs Group, Inc. ...................         59,261,202

                                                                     103,762,459
Finance - Mortgage Loan Banker - 2.3%
     798,786    Fannie Mae ..................................         57,824,119

Financial Guarantee Insurance - 1.9%
   1,076,330    MGIC Investment Corp. .......................         48,929,962

Food - Retail - 1.3%
     566,104    Whole Foods Market, Inc.* ...................         33,603,933

Food - Wholesale/Distribution - 0.8%
     729,755    Sysco Corp. .................................         20,965,861

Hazardous Waste Disposal - 0.4%
     287,005    Stericycle, Inc.* ...........................         11,276,426

Hotels and Motels - 2.9%
     591,850    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         13,565,202
   1,186,015    Four Seasons Hotels, Inc. ...................         35,782,073
     908,885    Starwood Hotels & Resorts Worldwide, Inc. ...         24,394,473

                                                                      73,741,748
Human Resources - 1.9%
     388,556    Adecco S.A. .................................         14,897,521
   1,055,475    Manpower, Inc. ..............................         34,704,018

                                                                      49,601,539
Internet Security - 1.7%
   1,722,235    Check Point Software Technologies, Ltd.* ....         27,090,757
     359,970    Symantec Corp.* .............................         15,820,682

                                                                      42,911,439
Life and Health Insurance - 0.7%
     533,065    AFLAC, Inc. .................................         17,436,556

Medical - Biomedical and Genetic - 2.4%
     843,240    Amgen, Inc.* ................................         51,699,044
     237,220    Genentech, Inc.* ............................          9,011,988

                                                                      60,711,032
Medical - Drugs - 3.2%
      88,520    Forest Laboratories, Inc.* ..................          4,578,254
   1,679,255    Pfizer, Inc. ................................         51,637,091
     528,685    Teva Pharmaceutical Industries, Ltd. (ADR) ..         24,689,590

                                                                      80,904,935
Medical - Generic Drugs - 0.1%
      68,248    Barr Laboratories, Inc.* ....................          3,794,589

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - HMO - 1.3%
     364,883    UnitedHealth Group, Inc. ....................    $    33,616,671

Medical Instruments - 3.2%
   1,584,800    Medtronic, Inc. .............................         75,658,352
      87,708    St. Jude Medical, Inc.* .....................          4,601,162

                                                                      80,259,514
Medical Products - 1.5%
     327,260    Johnson & Johnson ...........................         18,444,374
     431,415    Zimmer Holdings, Inc.* ......................         20,233,364

                                                                      38,677,738
Motorcycle and Motor Scooter Manufacturing - 1.6%
     917,770    Harley-Davidson, Inc. .......................         40,785,699

Multimedia - 1.3%
   2,415,630    AOL Time Warner, Inc.* ......................         33,045,818

Networking Products - 1.9%
   3,165,712    Cisco Systems, Inc.* ........................         47,612,308

Oil Companies - Exploration and Production - 1.0%
     544,520    Anadarko Petroleum Corp. ....................         24,176,688

Oil Companies - Integrated - 4.6%
   1,594,616    EnCana Corp. ................................         52,253,519
     774,415    Exxon Mobil Corp. ...........................         27,259,408
     564,590    Total Fina Elf S.A. (ADR)** .................         37,093,563

                                                                     116,606,490
Optical Supplies - 1.7%
     955,350    Alcon, Inc. (New York Shares)* ..............         42,083,168

Publishing - Newspapers - 0.7%
     357,915    New York Times Co. - Class A ................         16,600,098

Radio - 0.4%
     304,635    Westwood One, Inc.* .........................         10,631,762

Reinsurance - 0.6%
         231    Berkshire Hathaway, Inc. - Class A* .........         16,127,277

Retail - Auto Parts - 0.1%
      19,160    AutoZone, Inc.* .............................          1,548,320

Retail - Bedding - 0.1%
      95,402    Bed Bath & Beyond, Inc.* ....................          3,769,333

Retail - Building Products - 0.4%
      71,300    Home Depot, Inc. ............................          2,005,669
     212,736    Lowe's Companies, Inc. ......................          9,336,983

                                                                      11,342,652
Retail - Discount - 2.3%
     736,610    Costco Wholesale Corp.* .....................         25,508,804
     585,988    Wal-Mart Stores, Inc. .......................         33,002,844

                                                                      58,511,648
Retail - Office Supplies - 0.2%
     228,081    Staples, Inc.* ..............................          4,342,662

Retail - Regional Department Stores - 1.5%
     688,021    Kohl's Corp.* ...............................         39,079,593

Retail - Video Rental - 0.3%
     366,640    Blockbuster, Inc. - Class A .................          6,555,523

Schools - 0.2%
      85,692    Apollo Group, Inc. - Class A* ...............          4,644,421

Semiconductor Components/Integrated Circuits - 3.9%
     643,650    Marvell Technology Group, Ltd.* .............    $    14,854,798
   2,123,710    Maxim Integrated Products, Inc. .............         83,440,566

                                                                      98,295,364
Semiconductor Equipment - 1.6%
   2,740,135    Applied Materials, Inc.* ....................         40,005,971

Super-Regional Banks - 0.7%
     381,020    Fifth Third Bancorp .........................         18,780,476

Telecommunication Equipment - 1.3%
   2,061,610    Nokia Oyj (ADR)** ...........................         34,160,878

Telecommunication Equipment - Fiber Optics - 0.6%
   2,883,110    CIENA Corp.* ................................         14,040,746

Therapeutics - 0.4%
     145,920    Gilead Sciences, Inc.* ......................          6,732,749
      72,465    Neurocrine Biosciences, Inc.* ...............          3,279,041

                                                                      10,011,790
Transportation - Services - 2.7%
     711,385    C.H. Robinson Worldwide, Inc. ...............         26,171,854
     669,870    United Parcel Service, Inc. - Class B .......         41,612,324

                                                                      67,784,178
Travel Services - 0.8%
     665,045    USA Interactive* ............................         19,918,098

Web Portals/Internet Service Providers - 1.9%
   1,963,700    Yahoo!, Inc.* ...............................         48,660,486
--------------------------------------------------------------------------------
Total Common Stock (cost $2,265,621,974) ....................      2,368,737,951
--------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Finance - Other Services - 0.9%
$ 23,700,000    Trump Holdings and Funding, 11.625%
                  mortgage notes, due 3/15/10 (144A)
                  (cost $22,486,194) ........................         22,692,750
--------------------------------------------------------------------------------
Time Deposits - 7.7%
                Fifth Third Bank
  96,300,000      1.26%, 5/1/03 .............................         96,300,000
                SunTrust Bank
 100,000,000      1.27%, 5/1/03 .............................        100,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $196,300,000) .....................        196,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,484,408,168) - 101.8% ......      2,587,730,701
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.8)%     (45,427,089)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,542,303,612
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

18  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.6%          $    14,854,798
Canada                                             3.9%              101,600,794
Finland                                            1.3%               34,160,878
France                                             1.4%               37,093,563
Ireland                                            0.7%               18,283,863
Israel                                             2.0%               51,780,347
Switzerland                                        2.2%               56,980,689
United Kingdom                                     1.2%               30,499,856
United States++                                   86.7%            2,242,475,913
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,587,730,701

++Includes Short-Term Securities (79.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/8/03              200,000    $       317,601    $        (2,201)
British Pound 9/26/03             800,000          1,266,613            (18,781)
British Pound 10/17/03            600,000            948,742            (18,742)
Euro 9/26/03                    2,500,000          2,775,662            (65,312)
--------------------------------------------------------------------------------
Total                                        $     5,308,618    $      (105,036)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

--------------------------------------------------------------------------------

[PHOTO]
Ron Sachs
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Orion Fund gained 5.07% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 211th out of 397 Multi-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among the Fund's largest detractors were hospital operator Tenet Healthcare, which declined 48.38% and detracted 1.89% from the Fund's total performance, and AMN Healthcare Services, a provider of travel nurses to healthcare facilities, which fell 28.35%, subtracting 0.54% from the Fund's total performance. Meanwhile, a 19.67% loss in shares of bookseller Barnes & Noble detracted 0.50% from the Fund's total performance. Media giant AOL Time Warner fell 7.25%, detracting 0.40% from the Fund's total performance, as did conglomerate Berkshire Hathaway, which declined 5.20%, detracting 0.33% from the Fund's total performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Supporting our results was pharmaceutical company Sepracor. The company's stock gained 119.43% during the period and contributed 1.92% to the Fund's total performance. Media company USA Interactive rose 18.19% and contributed 1.15% to the Fund's total performance. Flowserve, a manufacturer of pumps and valves, rose 31.74%, adding 1.07% to the Fund's total performance. Payroll services provider Paychex gained 8.95% and contributed 0.73% to the Fund's total performance. Encana, an oil company based in Canada, rose 13.19%, adding 0.65% to the Fund's total performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Performance was hurt by our underweight positions relative to the index and our individual stock selection in information technology and health care, two sectors that performed well during the period. Meanwhile, strong stock selection in consumer staples, such as Avon Products, a group in which we were nearly equally weighted versus the index, supported our results, though this sector performed poorly overall. Our significantly overweight position in consumer discretionary holdings, such as Best Buy, also boosted the Fund's returns as stocks from this arena gained during the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We continue to seek out attractively priced, great businesses that have a history of delivering strong operating results in any economic environment. I am heartened by the operating performance and improving prospects of many of our holdings and believe the Fund is well positioned for 2003 and beyond.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

20  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Orion Fund $4,573
S&P 500(R) Index $6,570
Russell 1000 Growth Index $4,538

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($4,573) as compared to the S&P 500 Index ($6,570) and the Russell 1000 Growth Index ($4,538).

                             ONE                          SINCE
                             YEAR                         6/30/00*
--------------------------------------------------------------------------------
Janus Orion Fund             (17.69)%                     (24.13)%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%                     (13.78)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index    (14.35)%                     (24.34)%

FUND STRATEGY
--------------------------------------------------------------------------------
Taking advantage of investment opportunities anywhere in the world and in any industry, this aggressive, nondiversified fund normally seeks 20-30 well-managed, fast-growing companies of any size - from emerging-growth to well-established businesses.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Corporate Bonds -- 1.0%
Cash and Cash Equivalents -- 5.8%
Common Stock -- Foreign -- 17.3%
Common Stock -- Domestic -- 75.9%

Number of Stocks: 35
Top 10 Equities: 51.4%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Paychex, Inc.                                          7.6%                 6.5%
Performance Food Group Co.                             6.5%                 5.7%
USA Interactive                                        6.5%                 5.0%
EnCana Corp.                                           5.2%                 4.2%
XL Capital, Ltd. - Class A                             5.1%                 4.9%
AOL Time Warner, Inc.                                  4.8%                 5.9%
Berkshire Hathaway, Inc. - Class B                     4.7%                 5.1%
Flowserve Corp.                                        3.9%                 3.5%
Costco Wholesale Corp.                                 3.6%                 4.0%
Sepracor, Inc.                                         3.5%                 1.1%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Orion Fund          o S&P 500(R) Index

[BAR CHART OMITTED]

                                                 Janus Orion        S&P 500(R)
                                                    Fund              Index

Commercial Services -- Finance                      7.6%               0.5%
Medical -- Drugs                                    6.7%               8.1%
Food -- Wholesale/Distribution                      6.5%               0.2%
Travel Services                                     6.5%               0.0%
Radio                                               5.7%               0.0%
Retail -- Discount                                  5.7%               3.7%
Oil Companies -- Integrated                         5.2%               4.3%
Property and Casualty Insurance                     5.1%               0.8%
Multimedia                                          4.8%               2.5%
Reinsurance                                         4.7%               0.0%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
Advertising Services - 3.0%
     366,505    Getty Images, Inc.* .........................    $    12,406,194

Athletic Footwear - 2.1%
     157,875    NIKE, Inc. - Class B ........................          8,451,049

Brewery - 1.4%
     254,154    Molson, Inc. - Class A ......................          5,846,286

Broadcast Services and Programming - 1.6%
     251,535    Fox Entertainment Group, Inc.* ..............          6,388,989

Commercial Banks - 0.8%
     482,500    Koram Bank*,** ..............................          3,141,214

Commercial Services - Finance - 7.6%
     991,955    Paychex, Inc. ...............................         30,889,479

Computers - 0.8%
     226,025    Apple Computer, Inc.* .......................          3,209,555

Cosmetics and Toiletries - 1.3%
      88,955    Avon Products, Inc. .........................          5,174,512

E-Commerce/Services - 1.0%
      43,840    eBay, Inc.* .................................          4,067,037

Finance - Investment Bankers/Brokers - 2.5%
     256,150    Citigroup, Inc. .............................         10,053,887

Finance - Other Services - 1.9%
     134,925    Chicago Mercantile Exchange Holdings, Inc. ..          7,628,659

Food - Wholesale/Distribution - 6.5%
     760,855    Performance Food Group Co.* .................         26,690,793

Internet Security - 2.6%
     664,315    Check Point Software Technologies, Ltd.* ....         10,449,675

Machinery - Pumps - 3.9%
   1,029,010    Flowserve Corp.* ............................         15,887,914

Medical - Drugs - 5.7%
     170,700    Forest Laboratories, Inc.* ..................          8,828,604
     754,470    Sepracor, Inc.* .............................         14,448,100

                                                                      23,276,704
Medical - Generic Drugs - 1.2%
     105,700    Taro Pharmaceutical Industries, Ltd.* .......          4,836,832

Medical - Hospitals - 1.6%
     455,415    Tenet Healthcare Corp.* .....................          6,758,359

Miscellaneous Manufacturing - 1.1%
   3,726,336    FKI PLC .....................................          4,422,076

Motion Pictures and Services - 1.3%
     464,325    Metro-Goldwyn-Mayer, Inc.* ..................          5,177,224

Multimedia - 4.8%
   1,445,475    AOL Time Warner, Inc.* ......................         19,774,098

Oil Companies - Exploration and Production - 0.9%
     103,420    EOG Resources, Inc. .........................          3,865,840

Oil Companies - Integrated - 5.2%
     643,603    EnCana Corp. ................................         21,090,044

Property and Casualty Insurance - 5.1%
     254,395    XL Capital, Ltd. - Class A ..................         20,936,708

Radio - 5.7%
     513,895    Hispanic Broadcasting Corp.* ................    $    13,181,407
     433,195    Radio One, Inc. - Class D* ..................          6,627,884
     364,155    XM Satellite Radio Holdings, Inc. - Class A*           3,521,379

                                                                      23,330,670
Real Estate Management/Services - 2.2%
     259,440    LNR Property Corp. ..........................          9,137,477

Reinsurance - 4.7%
       8,296    Berkshire Hathaway, Inc. - Class B* .........         19,346,272

Resorts and Theme Parks - 1.2%
     849,895    Six Flags, Inc.* ............................          4,997,383

Retail - Consumer Electronics - 1.5%
     181,990    Best Buy Company, Inc.* .....................          6,293,214

Retail - Discount - 5.7%
     422,805    Costco Wholesale Corp.* .....................         14,641,737
     264,620    Fred's, Inc. ................................          8,586,919

                                                                      23,228,656
Television - 1.8%
     244,025    Univision Communications, Inc. - Class A* ...          7,389,077

Travel Services - 6.5%
     882,705    USA Interactive* ............................         26,437,015
--------------------------------------------------------------------------------
Total Common Stock (cost $343,050,335) ......................        380,582,892
--------------------------------------------------------------------------------
Corporate Bonds - 1.0%
Medical - Drugs - 1.0%
$  4,580,000    Sepracor, Inc., 7.00%
                  convertible subordinated debentures
                  due 12/15/05 (cost $3,605,553) ............          4,328,100
--------------------------------------------------------------------------------
Repurchase Agreement - 5.8%
  23,700,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $23,700,869
                  collateralized by $1,847,702
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $35,979,981 in U.S. Government Agencies
                  0%-7.50%, 2/15/05-4/1/32
                  $1,410,611 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $1,536,941
                  $20,937,074 and $1,700,009
                  (cost $23,700,000) ........................         23,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $370,355,888) - 100% ..........        408,610,992
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% .          (161,121)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   408,449,871
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

22  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            5.1%          $    20,936,708
Canada                                             6.6%               26,936,330
Israel                                             3.7%               15,286,507
South Korea                                        0.8%                3,141,214
United Kingdom                                     1.1%                4,422,076
United States++                                   82.7%              337,888,157
--------------------------------------------------------------------------------
Total                                            100.0%          $   408,610,992

++Includes Short-Term Securities (76.9% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  5/27/03                   2,100,000,000    $     1,725,073    $         9,683
--------------------------------------------------------------------------------
Total                                        $     1,725,073    $         9,683

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND (CLOSED TO NEW INVESTORS)

--------------------------------------------------------------------------------

[PHOTO]
Scott Schoelzel
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Twenty Fund rose 0.90%, while its benchmark, the S&P 500(R) Index, gained 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a top-decile ranking, placing 11th out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The largest single detractor from performance was the world's biggest media company, AOL Time Warner, which lost 7.25% of its share value, resulting in a 0.85% detraction from Fund returns. Insurance and investment concern American International Group, which declined 19.29%, removed 0.73% from this period's results. Meanwhile, wireless phone maker Nokia, which actually rose 1.44%, detracted 0.41% as we added to our position during the price ascent, while pharmaceutical distributor Cardinal Health, which declined 20.06%, removed 0.41% from performance. Rounding out the list of negative performers was financial concern Fannie Mae, which declined 11.34%, costing the Fund 0.38% in performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Online auctioneer eBay, which advanced 46.92%, was our best performer, adding 2.97% to the Fund's total results. Energy conglomerate Exxon Mobil also advanced, rising 5.99% and contributed 0.57% to the Fund's bottom line. Meanwhile, financial concern Bank of America grew 8.08% and added 0.54%, while athletic apparel giant Nike, which gained 14.12%, added 0.50%. Education loan provider SLM Corp., which rose 9.54%, contributed 0.42% for the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

As a group, consumer staples stocks retreated. However, our significant underweighting and stock selection in this industry, which would include companies like hospital supply provider Medtronics, worked well for us. Also, we were significantly overweight in consumer discretionary stocks, such as sports apparel maker Nike, compared to the index, so this group's overall advance during the period worked to our advantage. Meanwhile, information technology represented our single largest underperforming sector. Working against us in this area, which includes companies like wireless phone maker Nokia, were our select holdings and our overweight position vs. the index. Also detracting from performance were a number of select holdings in the healthcare sector, which includes companies such as pharmaceutical distributor Cardinal Health. As a group, however, this area performed well for the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We will continue to scour the landscape, looking for companies showing the first signs of improving business trends. Many have pared their expense structures to mid-1990 levels and we believe may, therefore, be incrementally profitable with any meaningful pick-up in sales.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

24  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Twenty Fund $84,434
S&P 500(R) Index $80,543
Russell Top 200 Growth Index $57,248

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund, S&P 500 Index and the Russell Top 200 Growth Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell Top 200 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2003. The Janus Twenty Fund's inception date was April 30, 1985 and the Russell Top 200 Growth Index's inception date was December 30, 1985. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($84,434) as compared to the S&P 500 Index ($80,543) and the Russell Top 200 Growth Index ($57,248).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          4/30/85*
--------------------------------------------------------------------------------
Janus Twenty Fund        (8.20)%       (2.67)%        9.46%         12.58%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         12.29%
--------------------------------------------------------------------------------
Russell Top 200
Growth Index             (13.82)%      (6.04)%        8.32%         N/A

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on a core of 20-30 companies, this nondiversified fund normally seeks a combination of well-established, multi-national businesses and faster-growing companies of any size.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

U.S. Treasury Note -- 0.5%
Corporate Bonds -- 3.9%
Common Stock -- Foreign -- 4.8%
Cash and Cash Equivalents -- 16.0%
Common Stock -- Domestic -- 74.8%

Number of Stocks: 24
Top 10 Equities: 59.1%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Microsoft Corp.                                        8.6%                 8.8%
Exxon Mobil Corp.                                      7.9%                 7.1%
Viacom, Inc. - Class B                                 7.7%                 7.5%
eBay, Inc.                                             7.7%                 4.9%
UnitedHealth Group, Inc.                               7.4%                 6.5%
Bank of America Corp.                                  5.6%                 4.8%
SLM Corp.                                              4.0%                 3.4%
AOL Time Warner, Inc.                                  3.9%                 5.7%
NIKE, Inc. - Class B                                   3.2%                 1.9%
Goldman Sachs Group, Inc.                              3.1%                 3.8%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Twenty Fund         o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Twenty         S&P 500(R)
                                                   Fund               Index

Multimedia                                         11.6%               2.5%
Applications Software                               8.6%               3.5%
Super-Regional Banks                                8.1%               5.4%
Medical -- HMO                                      8.1%               0.7%
Oil Companies -- Integrated                         7.9%               4.3%
E-Commerce/Services                                 7.7%               0.4%
Finance -- Consumer Loans                           4.0%               0.2%
Athletic Footwear                                   3.2%               0.2%
Finance -- Investment Bankers/Brokers               3.1%               4.9%
Medical -- Drugs                                    3.1%               8.1%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Twenty Fund 73rd out of 310 and 11th out of 84 Large-Cap Growth Funds for the 5-, and 10-year periods, respectively.

 * The Fund's inception date.

** The Russell Top 200 Growth Index's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Top 200 Growth Index began December 30, 1985. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 79.6%
Applications Software - 8.6%
  32,207,040    Microsoft Corp. .............................    $   823,534,013

Athletic Footwear - 3.2%
   5,729,695    NIKE, Inc. - Class B ........................        306,710,573

Cellular Telecommunications - 1.9%
   7,787,800    Vodafone Group PLC** ........................         15,481,500
   8,509,160    Vodafone Group PLC (ADR)** ..................        168,141,002

                                                                     183,622,502
Diversified Operations - 1.1%
     838,760    3M Co. ......................................        105,717,310

E-Commerce/Services - 7.7%
   7,893,975    eBay, Inc.* .................................        732,324,061

Entertainment Software - 1.9%
   3,096,945    Electronic Arts, Inc.* ......................        183,555,930

Finance - Consumer Loans - 4.0%
   3,366,755    SLM Corp. ...................................        377,076,560

Finance - Investment Bankers/Brokers - 3.1%
   3,940,145    Goldman Sachs Group, Inc. ...................        299,057,006

Medical - Biomedical and Genetic - 1.3%
   3,284,970    Genentech, Inc.* ............................        124,796,010

Medical - Drugs - 2.5%
   4,554,430    Forest Laboratories, Inc.* ..................        235,555,120

Medical - HMO - 8.1%
   7,682,865    UnitedHealth Group, Inc. ....................        707,822,352
     854,045    WellPoint Health Networks, Inc.* ............         64,856,177

                                                                     772,678,529
Medical - Wholesale Drug Distributors - 2.9%
   1,233,785    AmerisourceBergen Corp. .....................         71,374,462
   3,694,085    Cardinal Health, Inc. .......................        204,209,019

                                                                     275,583,481
Medical Instruments - 0.8%
   1,586,155    Medtronic, Inc. .............................         75,723,040

Multimedia - 11.6%
  27,147,099    AOL Time Warner, Inc.* ......................        371,372,314
  16,998,418    Viacom, Inc. - Class B* .....................        737,901,325

                                                                   1,109,273,639
Oil Companies - Integrated - 7.9%
  21,280,265    Exxon Mobil Corp. ...........................        749,065,328

Satellite Telecommunications - 0.4%
   1,291,525    EchoStar Communications Corp. - Class A* ....         38,694,089

Super-Regional Banks - 8.1%
   7,258,140    Bank of America Corp. .......................        537,465,267
   4,970,515    Wells Fargo & Co. ...........................        239,877,054

                                                                     777,342,321
Telecommunication Equipment - 2.9%
  16,400,260    Nokia Oyj (ADR)** ...........................        271,752,308

Wireless Equipment - 1.6%
   4,828,150    QUALCOMM, Inc. ..............................        153,969,704
--------------------------------------------------------------------------------
Total Common Stock (cost $7,425,421,089) ....................      7,596,031,524
--------------------------------------------------------------------------------
Corporate Bonds - 3.9%
Cable Television - 1.3%
$191,000,000    Charter Communications Holdings LLC
                  8.625%, senior notes, due 4/1/09 ..........    $   125,582,500

Medical - Drugs - 0.6%
  50,000,000    Eli Lilly and Co., 6.00%
                  notes, due 3/15/12 ........................         56,495,200

Retail - Major Department Stores - 0.4%
  31,000,000    Sears Roebuck Acceptance Corp., 7.00%
                  notes, due 6/1/32 .........................         31,659,835

Telephone - Integrated - 1.6%
 190,000,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ..................        153,900,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $460,411,529) ...................        367,637,535
--------------------------------------------------------------------------------
U.S. Treasury Note - 0.5%
  46,685,000    U.S. Treasury Note, 1.875%
                  due 9/30/04
                  (cost $46,769,191) ........................         47,078,928
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.5%
                Comerica, Inc.
 135,000,000      1.26%, 5/7/03 .............................        134,971,650
                Wells Fargo & Co.
 100,000,000      1.24%, 5/8/03 .............................         99,975,889
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $234,947,539)       234,947,539
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0.5%
                Federal Home Loan Bank
  50,000,000      1.15%, 6/16/03
                  (amortized cost $49,926,528) ..............         49,926,528
--------------------------------------------------------------------------------
Time Deposits - 13.1%
                Society Generale, New York
 468,800,000      1.25%, 5/1/03 .............................        468,800,000
                Southtrust Bank
 400,000,000      1.25%, 5/1/03 .............................        400,000,000
                SunTrust Bank
 382,700,000      1.27%, 5/1/03 .............................        382,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,251,500,000) ...................      1,251,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $9,468,975,876) - 100.1% ......      9,547,122,054
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%      (5,147,739)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 9,541,974,315
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

26  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                            2.9%          $   271,752,308
United Kingdom                                     1.9%              183,622,502
United States++                                   95.2%            9,091,747,244
--------------------------------------------------------------------------------
Total                                            100.0%          $ 9,547,122,054

++Includes Short-Term Securities (79.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/17/03         10,000,000    $    15,812,371    $      (312,371)
Euro 9/26/03                   24,445,000         27,140,424         (1,180,201)
--------------------------------------------------------------------------------
Total                                        $    42,952,795    $    (1,492,572)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (CLOSED TO NEW INVESTORS)

--------------------------------------------------------------------------------

[PHOTO]
Will Bales
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Venture Fund gained 5.95% while its benchmark, the Russell 2000 Index, rose 7.55%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 243rd out of 428 Small-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was network systems developer Tier Technologies, whose share value dropped 65.35%, resulting in a detraction of 1.19% from the Fund's total performance. Specialty pharmacy services provider Accredo Health also fell short of our expectations, losing 52.16% and detracting 1.06% from the Fund's performance. Another disappointment was banking technology product maker Intercept, which fell 54.33% and detracted 0.82% from the Fund's performance. Per diem nursing help provider Medical Staffing, which declined 43.85%, and property and casualty insurance concern PMA Capital, which lost 47.26%, detracted 0.64% and 0.61%, respectively, from performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Biosite, which provides medical diagnostics and testing services, gained 47.82% in share value during the period and contributed a 1.34% gain to the Fund's performance. HR and business management software maker Exult was also a top performer, soaring 152.28% and contributing 1.19% to the Fund's performance. Another strong holding was athletic supply retailer Dick's Sporting Goods, which rose 83.72% and contributed a 0.87% gain to the Fund's results. Secure financial transaction provider Euronet Worldwide, which gained 81.86%, and circuit board maker TTM Technologies, which climbed 155.74%, contributed 0.80% and 0.77%, respectively, to performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Compared to the index, the Fund was overweighted in the consumer discretionary sector, and our select holdings in this group - which comprises a significant portion of the entire portfolio - contributed to the Fund's advancement. Also gaining ground was the industrials sector, and our overweighting as well as our select holdings worked well for us. In addition, our stock picks in the financial services industry, an area to which we had less exposure than the index, helped the Fund. However, our significant underweighting in information technology stocks worked against us, as this group advanced during the period. Meanwhile, although healthcare advanced as a group, our significant overweighting compared to the benchmark and select holdings in the healthcare sector fared poorly and detracted from performance as well.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

In our search for small-company growth opportunities, we will strive to look right through geopolitical events such as war to focus on each company's fundamentals. We remain committed to bottom-up stock picking in our effort to offer solid, long-term performance for our shareholders.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

28  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Venture Fund $73,871
Russell 2000(R) Index $47,421
Russell 2000 Growth Index $28,539

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund, the Russell 2000 Index and the Russell 2000 Growth Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The Russell 2000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($73,871) as compared to the Russell 2000 Index ($47,421) and the Russell 2000 Growth Index ($28,539).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          4/30/85*
--------------------------------------------------------------------------------
Janus Venture Fund       (23.67)%       (0.56)%       6.28%         11.75%
--------------------------------------------------------------------------------
Russell 2000(R)Index     (20.76)%       (2.47)%       7.48%         9.03%
--------------------------------------------------------------------------------
Russell 2000
Growth Index             (23.50)%      (7.84)%        3.67%         6.00%

FUND STRATEGY
--------------------------------------------------------------------------------
To take advantage of potentially higher growth rates, this aggressive, diversified fund normally invests at least 50% of its assets in smaller-sized companies believed to have highly competitive franchises or attractively priced potential for capital appreciation.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 2.5%
Common Stock -- Foreign -- 7.7%
Common Stock -- Domestic -- 89.8%

Number of Stocks: 137
Top 10 Equities: 18.1%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Biosite, Inc.                                          2.7%                 3.6%
Corporate Executive Board Co.                          2.0%                 2.3%
Pacer International, Inc.                              2.0%                 1.8%
Fairmont Hotels & Resorts, Inc.                        1.8%                 1.7%
Euronet Worldwide, Inc.                                1.8%                 0.9%
Alkermes, Inc.                                         1.6%                  --
Information Holdings, Inc.                             1.6%                 0.2%
Centene Corp.                                          1.6%                 2.1%
Cumulus Media, Inc. - Class A                          1.5%                 2.2%
Polaris Industries, Inc.                               1.5%                 0.9%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Venture Fund        o Russell 2000(R) Index

[BAR CHART OMITTED]

                                               Janus Venture     Russell 2000(R)
                                                    Fund              Index

Human Resources                                     3.8%               0.6%
Consulting Services                                 3.8%               0.9%
Radio                                               3.6%               0.4%
Hotels and Motels                                   3.6%               0.3%
Transportation -- Truck                             3.3%               1.1%
Transportation -- Services                          3.0%               0.1%
Diagnostic Kits                                     2.7%               0.4%
Retail -- Apparel and Shoe                          2.6%               1.9%
Retail -- Sporting Goods                            2.4%               0.1%
Commercial Services -- Finance                      2.3%               0.6%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Venture Fund 61st out of 225 and 26th out of 46 Small-Cap Growth Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $424 million as of April 30, 2003. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 97.5%
Advertising Sales - 1.2%
     332,555    Lamar Advertising Co.* ......................    $    11,945,376
Advertising Services - 1.2%
     377,520    Getty Images, Inc.* .........................         12,779,052
Airlines - 0.7%
     621,816    WestJet Airlines, Ltd.*,** ..................          7,151,794
Apparel Manufacturers - 1.5%
     775,929    Gymboree Corp.* .............................         12,965,774
      69,943    Quiksilver, Inc.* ...........................          2,280,142

                                                                      15,245,916
Broadcast Services and Programming - 1.2%
   1,071,570    Gray Television, Inc. .......................         11,840,849

Building - Mobile Home and Manufactured Housing - 0.8%
     226,215    Winnebago Industries, Inc. ..................          8,374,479

Casino Services - 0.2%
      84,378    Shuffle Master, Inc.* .......................          1,932,256

Chemicals - Specialty - 1.1%
     123,624    Cabot Microelectronics Corp.* ...............          5,343,029
     119,805    Minerals Technologies, Inc. .................          5,301,371

                                                                      10,644,400
Circuit Boards - 0.9%
   1,983,015    TTM Technologies, Inc.* .....................          9,340,001

Collectibles - 0.9%
     607,030    RC2 Corp.* ..................................          9,639,636

Commercial Banks - 0.3%
     120,840    UCBH Holdings, Inc. .........................          3,074,170

Commercial Services - 0.2%
      51,635    Arbitron, Inc.* .............................          1,758,688

Commercial Services - Finance - 2.3%
   2,115,503    Euronet Worldwide, Inc.*,# ..................         18,616,426
     810,005    PRG-Schultz International, Inc.* ............          5,167,832

                                                                      23,784,258
Computer Services - 2.1%
      79,555    CACI International, Inc.* ...................          2,778,856
     205,314    Cognizant Technology Solutions Corp.* .......          3,687,439
     281,150    Fidelity National Information Solutions, Inc.*         4,934,183
   1,484,780    Tier Technologies, Inc. - Class B*,# ........          9,799,548

                                                                      21,200,026
Computers - Integrated Systems - 0.3%
      61,642    Kronos, Inc.* ...............................          2,812,108

Computers - Memory Devices - 0.4%
     520,330    Dot Hill Systems Corp.* .....................          3,486,211
      34,829    SanDisk Corp.* ..............................            842,862

                                                                       4,329,073
Computers - Voice Recognition - 1.2%
     944,968    TALX Corp.# .................................         12,019,993

Consulting Services - 3.8%
     260,435    Advisory Board Co.* .........................          9,537,130
     494,838    Corporate Executive Board Co.* ..............         20,283,410
     184,291    FTI Consulting, Inc.* .......................          8,339,168

                                                                      38,159,708
Consumer Products - Miscellaneous - 0.7%
     242,785    Jarden Corp.* ...............................          7,162,157

Data Processing and Management - 0.3%
     146,131    Documentum, Inc.* ...........................    $     2,687,349

Diagnostic Kits - 2.7%
     649,988    Biosite, Inc.*,# ............................         27,741,488

Diversified Operations - 0.5%
      94,520    Matthews International Corp. ................          2,226,891
      78,820    Roper Industries, Inc. ......................          2,411,104

                                                                       4,637,995
Drug Delivery Systems - 1.6%
   1,663,275    Alkermes, Inc.* .............................         16,599,484

E-Commerce/Products - 0.1%
     390,195    GSI Commerce, Inc.* .........................          1,139,369

Educational Software - 0.7%
   2,014,366    Skillsoft PLC (ADR)* ........................          7,473,298

Electric Products - Miscellaneous - 0.1%
      40,000    AMETEK, Inc. ................................          1,508,000

Electronic Components - Semiconductors - 0.9%
   1,113,965    ChipPAC, Inc. - Class A* ....................          6,015,411
      93,170    Intersil Corp. - Class A* ...................          1,723,645
     100,430    Rambus, Inc.* ...............................          1,436,149

                                                                       9,175,205
Electronic Measuring Instruments - 0.3%
      51,369    FLIR Systems, Inc.* .........................          2,675,298

Enterprise Software/Services - 1.3%
     796,740    Legato Systems, Inc.* .......................          4,716,701
     530,120    ManTech International Corp. - Class A* ......          8,269,872

                                                                      12,986,573
Entertainment Software - 0.3%
     149,213    Take-Two Interactive Software, Inc.* ........          3,357,293

Fiduciary Banks - 1.1%
     532,690    Investors Financial Services Corp. ..........         11,617,969

Finance - Investment Bankers/Brokers - 0.4%
     741,515    E*TRADE Group, Inc.* ........................          4,078,332

Finance - Other Services - 1.2%
     222,785    Chicago Mercantile Exchange Holdings, Inc. ..         12,596,264

Financial Guarantee Insurance - 0.2%
      43,145    Triad Guaranty, Inc.* .......................          1,718,897

Food - Wholesale/Distribution - 0.2%
      82,677    United Natural Foods, Inc.* .................          2,413,342

Hazardous Waste Disposal - 0.4%
     116,623    Stericycle, Inc.* ...........................          4,582,118

Home Furnishings - 0.7%
     292,870    Furniture Brands International, Inc.* .......          6,955,662

Hotels and Motels - 3.6%
     816,800    Fairmont Hotels & Resorts, Inc.** ...........         18,788,791
     391,045    Four Seasons Hotels, Inc.** .................         11,797,828
     569,445    Orient-Express Hotel, Ltd. - Class A* .......          6,411,951

                                                                      36,998,570
Human Resources - 3.8%
     578,790    Cross Country, Inc.* ........................          6,557,691
   1,486,329    Exult, Inc.* ................................         10,686,706
     418,525    Labor Ready, Inc.* ..........................          2,699,486
   1,202,085    Medical Staffing Network Holdings, Inc.* ....          9,003,617
     465,395    Resources Connection, Inc.* .................         10,145,611

                                                                      39,093,111

See Notes to Schedules of Investments and Financial Statements.

30  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Industrial Gases - 0.3%
     162,780    Airgas, Inc.* ...............................    $     3,293,039

Instruments - Controls - 0.9%
     268,875    Mettler-Toledo International, Inc.* .........          9,545,062

Instruments - Scientific - 0.1%
      33,536    Varian, Inc.* ...............................          1,060,073

Internet Infrastructure Equipment - 0.3%
     113,789    Avocent Corp.* ..............................          3,370,430

Internet Security - 0%
      38,112    Internet Security Systems, Inc.* ............            500,029

Lasers - Systems and Components - 0.7%
     257,835    Cymer, Inc.* ................................          7,361,189

Leisure and Recreation Products - 1.4%
     556,945    Multimedia Games, Inc.* .....................         14,029,445

Machine Tools and Related Products - 1.3%
     412,770    Kennametal, Inc. ............................         12,998,127

Machinery - Pumps - 0.9%
     577,550    Flowserve Corp.* ............................          8,917,372

Medical - Biomedical and Genetic - 0.7%
      76,577    Bio-Rad laboratories, Inc. - Class A* .......          3,579,975
      95,220    Martek Biosciences Corp.* ...................          3,240,337

                                                                       6,820,312
Medical - Drugs - 2.3%
   1,224,690    Ligand Pharmaceuticals, Inc. - Class B* .....         10,899,741
     433,754    Priority Healthcare Corp. - Class B* ........          9,889,591
     113,330    Sepracor, Inc.* .............................          2,170,269

                                                                      22,959,601
Medical - Generic Drugs - 1.4%
     255,025    Eon Labs, Inc.* .............................          7,813,966
     144,870    Taro Pharmaceutical Industries, Ltd.* .......          6,629,251

                                                                      14,443,217
Medical - HMO - 1.6%
     498,145    Centene Corp.*,# ............................         15,958,075

Medical - Hospitals - 2.3%
   1,067,442    Province Healthcare Co.* ....................         10,674,420
     692,840    United Surgical Partners International, Inc.*         12,838,325

                                                                      23,512,745
Medical Information Systems - 0.6%
     285,895    Cerner Corp.* ...............................          5,712,182
      27,426    NDCHealth Corp. .............................            527,951

                                                                       6,240,133
Medical Instruments - 0.2%
      51,777    SurModics, Inc.* ............................          1,881,576

Medical Labs and Testing Services - 1.4%
     390,387    Covance, Inc.* ..............................          6,921,562
     394,450    LabOne, Inc.* ...............................          7,435,382

                                                                      14,356,944
Medical Products - 1.5%
      74,841    INAMED Corp.* ...............................          2,790,821
     141,080    Mentor Corp. ................................          2,611,391
     527,405    Wright Medical Group, Inc.* .................         10,010,147

                                                                      15,412,359
Non-Hazardous Waste Disposal - 0.2%
      55,169    Waste Connections, Inc.* ....................    $     1,855,885

Pharmacy Services - 1.1%
     765,680    Accredo Health, Inc.* .......................         11,309,094

Property and Casualty Insurance - 1.1%
     243,052    W. R. Berkley Corp. .........................         11,287,335

Publishing - Books - 1.6%
     921,835    Information Holdings, Inc.* .................         16,039,929

Radio - 3.6%
     923,310    Cumulus Media, Inc. - Class A* ..............         15,917,864
     781,800    Radio One, Inc. - Class A* ..................         12,141,354
     598,385    Radio One, Inc. - Class D* ..................          9,155,290

                                                                      37,214,508
Recreational Vehicles - 1.7%
     297,370    Polaris Industries, Inc. ....................         15,721,952
      46,870    Thor Industries, Inc. .......................          1,498,903

                                                                      17,220,855
Resorts and Theme Parks - 0.4%
     750,585    Six Flags, Inc.* ............................          4,413,440

Respiratory Products - 0.7%
      86,047    ResMed, Inc.* ...............................          3,156,204
     103,946    Respironics, Inc.* ..........................          3,993,605

                                                                       7,149,809
Retail - Apparel and Shoe - 2.6%
     751,655    Aeropostale, Inc.* ..........................         13,529,790
     539,047    Hot Topic, Inc.* ............................         13,179,699

                                                                      26,709,489
Retail - Arts and Crafts - 0.7%
     423,135    A.C. Moore Arts & Crafts, Inc.* .............          7,290,616

Retail - Bedding - 1.0%
     498,846    Linens `n Things, Inc.* .....................         10,570,547

Retail - Computer Equipment - 0.6%
     815,055    Insight Enterprises, Inc.* ..................          6,145,515

Retail - Discount - 0.9%
     296,770    Fred's, Inc. ................................          9,630,187

Retail - Home Furnishings - 0.2%
      71,204    Cost Plus, Inc.* ............................          2,188,099

Retail - Music Store - 1.1%
     484,740    Guitar Center, Inc.* ........................         11,226,578

Retail - Office Supplies - 1.0%
     542,902    School Specialty, Inc.* .....................         10,081,690

Retail - Restaurants - 0.3%
      19,476    P.F. Chang's China Bistro, Inc.* ............            816,044
      62,039    Panera Bread Co. - Class A* .................          2,111,187

                                                                       2,927,231
Retail - Sporting Goods - 2.4%
     398,885    Dick's Sporting Goods, Inc.* ................         12,018,405
     516,010    Gart Sports Co.* ............................         12,090,114

                                                                      24,108,519
Retail - Video Rental - 0.9%
     504,695    Movie Gallery, Inc.* ........................          9,332,315

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Schools - 1.6%
      95,105    Career Education Corp.* .....................    $     5,718,664
     122,120    Corinthian Colleges, Inc. ...................          5,591,875
     102,701    ITT Educational Services, Inc.* .............          3,029,679
      34,612    Strayer Education, Inc. .....................          2,251,164

                                                                      16,591,382
Security Services - 1.4%
     629,690    Kroll, Inc.* ................................         14,042,087

Semiconductor Components/Integrated Circuits - 1.2%
     114,929    Exar Corp.* .................................          1,695,203
     459,090    Marvell Technology Group, Ltd.* .............         10,595,338

                                                                      12,290,541
Semiconductor Equipment - 1.3%
     207,645    Asyst Technologies, Inc.* ...................            990,467
     203,580    DuPont Photomasks, Inc.* ....................          3,784,552
     555,910    Rudolph Technologies, Inc.* .................          8,399,800

                                                                      13,174,819
Telecommunication Equipment - 0.7%
   1,932,415    Arris Group, Inc.* ..........................          7,538,351

Television - 1.1%
     483,125    LIN TV Corp. - Class A* .....................         11,551,519

Therapeutics - 1.0%
     416,330    Connetics Corp.* ............................          7,031,814
      71,461    Neurocrine Biosciences, Inc.* ...............          3,233,610

                                                                      10,265,424
Transportation - Air Freight - 1.0%
     343,785    CNF, Inc. ...................................         10,430,437

Transportation - Marine - 0.5%
     288,155    Overseas Shipholding Group, Inc. ............          5,420,196

Transportation - Services - 3.0%
   1,263,580    Pacer International, Inc.* ..................         20,090,922
     343,665    UTi Worldwide, Inc. .........................         10,344,316

                                                                      30,435,238
Transportation - Truck - 3.3%
     352,271    Heartland Express, Inc.* ....................          8,102,233
     189,930    J.B. Hunt Transport Services, Inc.* .........          6,562,081
      37,190    Landstar System, Inc.* ......................          2,310,615
     387,080    Swift Transportation Company, Inc.* .........          7,013,890
     347,700    Yellow Corp.* ...............................          9,283,590

                                                                      33,272,409
Wireless Equipment - 0%
      95,200    RF Micro Devices, Inc.* .....................            452,200
--------------------------------------------------------------------------------
Total Common Stock (cost $932,482,931) ......................        998,055,529
--------------------------------------------------------------------------------
Preferred Stock - 0%
Networking Products - 0%
     665,000    Candescent Technologies Corp. - Series E*,(BETA)
                  (cost $3,657,500) .........................              6,650
--------------------------------------------------------------------------------
Warrants - 0%
Distribution and Wholesale - 0%
      33,950    Timco Aviation Services, Inc.
                  - expires 2/27/07*,+ (cost $33) ...........                  0
--------------------------------------------------------------------------------
Repurchase Agreement - 1.6%
$ 16,500,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $16,500,605
                  collateralized by $1,286,375
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $25,049,354 in U.S. Government
                  Agencies, 0%-7.50%, 2/15/05-4/1/32
                  $982,071 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $1,070,022,
                  $14,576,444 and $1,183,551
                  (cost $16,500,000) ........................    $    16,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $952,640,464) - 99.1% .........      1,014,562,179
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0.9%          9,295,427
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,023,857,606
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.7%          $    17,007,289
Canada                                             3.7%               37,738,413
Ireland                                            0.7%                7,473,298
Israel                                             0.7%                6,629,251
United Kingdom                                     1.0%               10,344,316
United States++                                   92.2%              935,369,612
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,014,562,179

++Includes Short-Term Securities (90.6% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 7/31/03         8,700,000    $     6,032,088    $      (376,494)
--------------------------------------------------------------------------------
Total                                        $     6,032,088    $      (376,494)

See Notes to Schedules of Investments and Financial Statements.

32  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

--------------------------------------------------------------------------------

[PHOTO]
Thomas Malley
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Global Life Sciences Fund gained 0.31% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking it 155th out of 182 Health/Biotechnology Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World Index returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Hospital operators HCA and Tenet Healthcare were among the Fund's biggest disappointments, detracting 0.84% and 0.47%, respectively, from the Fund's total relative performance. HCA's stock fell 26.11% while Tenet declined 28.16%. Also declining were drug wholesaler AmeriSource Bergen, which fell by 21.87% and detracted 0.57% from the Fund's total relative performance, and generic drugmaker Andrx, which fell by 48.93% and detracted 0.57% from the Fund's total relative performance. Bayer AG, a drugmaker based in Germany, declined by 38.98% and detracted 0.43% from the Fund's total relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Supporting our results were Guidant, a maker of medical devices treating cardiac and vascular diseases, and Sepracor, which makes improved versions of drugs already on the market, by contributing 0.82% and 0.69%, respectively, to the Fund's total relative performance. Guidant's stock rose 31.86% while Sepracor gained 105.27% during the period. Other gainers included biotechnology companies Amgen, which rose 31.66% and contributed 0.69% to the Fund's total relative performance, and Medimmune, which rose 40.73% and contributed 0.58% to total relative performance. Drugmaker Wyeth also gained 31.60%, adding 0.54% to total relative performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

We tried to remain "currency neutral" by hedging a portion of the Fund, which held back performance relative to the unhedged benchmark index.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Relative to its benchmark index, the Fund's significant overweighting and select stocks in the healthcare sector hurt performance as did its lack of exposure to information technology names, which gained during the period. Meanwhile, our underweighted position in consumer staples companies and lack of exposure to the telecommunications services industry supported our results. Both sectors declined in the six months.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The Fund's overweight position in Japan relative to the U.S.-based benchmark negatively impacted our performance as this stock group was punished during the period. Our underweight position in holdings from the United States also worked against us though stocks from this geography generally gained. On the positive side, our overweight positions in companies from Israel and Canada, two geographies not represented in the S&P 500(R) Index, contributed to the Fund's relative performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We continue to try to manage volatility in the Fund through our fundamental research. We are constantly investigating new ideas worldwide, looking for good management teams running solid businesses and seeking a balance of investments across the life sciences sector.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2003  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund $12,880
S&P 500(R) Index $7,918

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($12,880) as compared to the S&P 500 Index ($7,918).

                             ONE                          SINCE
                             YEAR                         12/31/98*
--------------------------------------------------------------------------------
Janus Global Life
Sciences Fund                (18.85)%                     6.02%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%                     (5.25)%

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses on foreign and US companies believed to have a life sciences orientation, which normally includes the healthcare, pharmaceuticals, agriculture, cosmetic/ personal care, and biotechnology industries.

FUND PROFILE - (% OF NET ASSETS)

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 0.8%
Common Stock -- Foreign -- 25.8%
Common Stock -- Domestic -- 73.4%

Number of Stocks: 58
Top 10 Equities: 31.6%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Amgen, Inc.                                            5.2%                 1.0%
Medtronic, Inc.                                        3.1%                 3.0%
Guidant Corp.                                          3.0%                 1.4%
Pfizer, Inc.                                           3.0%                 2.1%
Johnson & Johnson                                      3.0%                  --
Anthem, Inc.                                           2.9%                 2.9%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                           2.9%                 2.8%
Wyeth                                                  2.9%                 1.5%
Biomet, Inc.                                           2.8%                 2.9%
Alcon, Inc. (New York Shares)                          2.8%                 2.7%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Global Life Sciences Fund     o S&P 500(R) Index

[BAR CHART OMITTED]

                                             Janus Global Life      S&P 500(R)
                                               Sciences Fund          Index

Medical -- Drugs                                   39.3%               8.1%
Medical -- Biomedical and Genetic                  11.7%               1.2%
Medical Products                                   11.0%               2.6%
Medical Instruments                                 9.8%               1.1%
Medical -- HMO                                      9.7%               0.7%
Medical -- Hospitals                                4.9%               0.3%
Therapeutics                                        4.0%               0.0%
Medical -- Generic Drugs                            3.1%               0.0%
Optical Supplies                                    2.8%               0.0%
Instruments -- Scientific                           1.1%               0.1%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

*The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance the investment process will consistently lead to successful investing.

34  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 99.2%
Instruments - Scientific - 1.1%
     756,610    Applera Corp. - Applied Biosystems Group ....    $    13,263,373

Life and Health Insurance - 1.0%
     249,930    CIGNA Corp. .................................         13,071,339

Medical - Biomedical and Genetic - 11.7%
     168,560    Affymetrix, Inc.* ...........................          3,126,788
   1,074,595    Amgen, Inc.* ................................         65,883,419
     308,100    Chiron Corp.* ...............................         12,579,723
     330,145    Genentech, Inc.* ............................         12,542,209
     262,080    Genzyme Corp.* ..............................         10,556,582
     849,360    Human Genome Sciences, Inc.* ................          9,929,018
   1,027,810    IDEC Pharmaceuticals Corp.* .................         33,660,778

                                                                     148,278,517
Medical - Drugs - 39.3%
     443,781    Altana A.G.** ...............................         21,890,886
     322,235    AstraZeneca PLC** ...........................         12,643,634
     322,753    Aventis S.A.** ..............................         16,392,662
     631,300    Biovail Corp. (New York Shares)* ............         22,821,495
   1,369,720    Bristol-Myers Squibb Co. ....................         34,982,649
     407,180    Eli Lilly and Co. ...........................         25,986,228
     366,590    Forest Laboratories, Inc.* ..................         18,960,035
     586,000    Fujisawa Pharmaceutical Company, Ltd.** .....          9,925,541
   1,063,479    GlaxoSmithKline PLC** .......................         21,487,364
     534,770    Ivax Corp.* .................................          8,593,754
     917,500    MedImmune, Inc.* ............................         32,360,225
     538,820    Merck & Company, Inc. .......................         31,348,548
     283,422    Novo Nordisk A/S - Class B ..................         10,267,338
      70,865    OSI Pharmaceuticals, Inc.* ..................          1,488,165
   1,221,965    Pfizer, Inc. ................................         37,575,424
     258,269    Roche Holding A.G.** ........................         16,433,880
     405,236    Schering A.G.** .............................         18,067,463
     673,385    Schering-Plough Corp. .......................         12,188,268
     825,148    Sepracor, Inc.* .............................         15,801,584
      13,849    Serono S.A. - Class B** .....................          7,515,420
   1,326,000    Shionogi and Company, Ltd.** ................         15,743,887
     789,720    Teva Pharmaceutical Industries, Ltd. (ADR) ..         36,879,924
     828,640    Wyeth .......................................         36,070,699
   1,185,300    Yamanouchi Pharmaceutical Company, Ltd.** ...         29,915,755

                                                                     495,340,828
Medical - Generic Drugs - 3.1%
     225,457    Barr Laboratories, Inc.* ....................         12,535,409
     600,705    Pharmaceutical Resources, Inc.*,ss.,# .......         26,400,985

                                                                      38,936,394
Medical - HMO - 9.7%
     530,825    Aetna, Inc. .................................         26,435,085
     538,200    Anthem, Inc.* ...............................         36,942,048
     270,620    UnitedHealth Group, Inc. ....................         24,932,221
     445,280    WellPoint Health Networks, Inc.* ............         33,814,563

                                                                     122,123,917
Medical - Hospitals - 4.9%
     623,105    HCA, Inc. ...................................         20,001,671
   1,933,330    Health Management Associates, Inc. - Class A          32,982,610
     574,330    Tenet Healthcare Corp.* .....................          8,523,057

                                                                      61,507,338
Medical Instruments - 9.8%
     464,355    Boston Scientific Corp.* ....................    $    19,990,483
     980,655    Guidant Corp.* ..............................         38,235,738
     821,760    Medtronic, Inc. .............................         39,230,822
     494,180    St. Jude Medical, Inc.* .....................         25,924,683

                                                                     123,381,726
Medical Products - 11.0%
     902,475    Amersham PLC** ..............................          6,487,152
   1,175,390    Biomet, Inc. ................................         35,802,379
     656,285    Johnson & Johnson ...........................         36,988,223
   4,516,620    Smith & Nephew PLC** ........................         30,130,217
      20,663    Synthes-Stratec, Inc.** .....................         13,026,164
     340,800    Zimmer Holdings, Inc.* ......................         15,983,520

                                                                     138,417,655
Optical Supplies - 2.8%
     796,720    Alcon, Inc. (New York Shares)*,** ...........         35,095,516

Pharmacy Services - 0.8%
     496,795    Caremark Rx, Inc.* ..........................          9,891,188

Therapeutics - 4.0%
      60,090    Abgenix, Inc.* ..............................            570,855
     701,010    Gilead Sciences, Inc.* ......................         32,344,601
     194,107    Neurocrine Biosciences, Inc.* ...............          8,783,342
     461,090    NPS Pharmaceuticals, Inc.* ..................          8,783,765

                                                                      50,482,563
--------------------------------------------------------------------------------
Total Common Stock (cost $1,105,010,733) ....................      1,249,790,354
--------------------------------------------------------------------------------
Time Deposit - 2.9%
                SunTrust Bank
$ 36,800,000      1.27%, 5/1/03 (cost $36,800,000) ..........         36,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,141,810,733) - 102.1% ......      1,286,590,354
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.1)%     (26,736,410)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,259,853,944
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             1.8%          $    22,821,495
Denmark                                            0.8%               10,267,338
France                                             1.3%               16,392,662
Germany                                            3.1%               39,958,349
Israel                                             2.8%               36,879,924
Japan                                              4.3%               55,585,183
Switzerland                                        5.6%               72,070,980
United Kingdom                                     5.5%               70,748,367
United States++                                   74.8%              961,866,056
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,286,590,354

++Includes Short-Term Securities (71.9% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/17/03          1,600,000    $     2,529,979    $       (49,979)
Euro 9/26/03                   19,200,000         21,317,085           (926,973)
Japanese Yen 9/26/03        2,400,000,000         20,235,794           (121,478)
Swiss Franc 9/26/03             4,400,000          3,257,856            (59,019)
--------------------------------------------------------------------------------
Total                                        $    47,340,714    $    (1,157,449)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

[PHOTO]
Mike Lu
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Global Technology Fund gained 3.24% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 190th out of 346 Science and Technology Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World IndexSM returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Intuit, maker of TurboTax and QuickBooks software, was the Fund's largest laggard during the period, falling 25.23% and detracting 1.51% from the Fund's total relative performance. Video game publisher Electronic Arts and Electronics Boutique, an electronics and software retailer, also declined, detracting 0.78% and 0.49%, respectively, from the Fund's total relative performance. Shares of Electronic Arts fell 9.18% while those of Electronics Boutique fell 41.47%. Other disappointments included consumer electronics maker Thomson SA, which fell 20.49% and detracted 0.46% from the Fund's total relative performance, and defense contractor Lockheed Martin, which fell 13.15% and detracted 0.34% from the Fund's total relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among the Fund's top contributors were online retailer Amazon.com and online auctioneer eBay, contributing 1.18% and 1.16%, respectively, to the Fund's total relative performance. Shares of Amazon.com rose 48.19% while eBay's gained 46.92% during the period. Crown Castle International, which operates cell-phone towers, gained 122.40%, adding 0.74% to the Fund's total relative performance. Internet media company Yahoo Japan Corp. contributed 0.54% to the Fund's total relative performance as its stock jumped 61.53%. Also working in our favor was toymaker Mattel, which rose 18.70% and contributed 0.54% to the Fund's total relative performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Our goal of keeping the Fund "currency neutral" hurt performance relative to our unhedged benchmark index.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Relative to its benchmark index, the Fund's performance was hindered by its investment in select information technology names, a sector in which we were significantly overweight. Also working against us were select holdings from the industrials arena, in which we were underweight. However, our overweight position in consumer discretionary companies, which rose during the period, and lack of exposure to the consumer staples industry supported our results.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The Fund's overweight positions in companies from Taiwan and India, two geographies not represented in the U.S.-based S&P 500(R) Index, contributed negatively to the Fund's relative performance. On the positive side, the Fund's overweight position in Japan positively impacted our performance though this stock group was punished during the period. Our underweight position in holdings from the United States also supported our results as stocks from this geography generally gained.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

While we will closely monitor macro factors, namely a weak global economy and Severe Acute Respiratory Syndrome, and their potential impact on our companies' end-demand trends, our outlook remains cautiously optimistic given the lean inventory levels throughout the industry and incremental increase in demand in selected end-markets. Our belief remains that the financial markets will again behave more in sync with realistic business fundamentals and be less affected by purely psychological factors.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

36  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Global Technology Fund $7,808
S&P 500(R) Index $7,918

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($7,808) as compared to the S&P 500 Index ($7,918).

                             ONE                          SINCE
                             YEAR                         12/31/98*
--------------------------------------------------------------------------------
Janus Global
Technology Fund              (23.37)%                     (5.56)%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%                     (5.25)%

FUND STRATEGY
--------------------------------------------------------------------------------
Investing in a broad range of companies that the manager believes will benefit from the latest advancements in technology, this nondiversified fund focuses on what the manager believes to be today's market industry leaders as well as tomorrow's.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 1.0%
Corporate Bonds -- 2.8%
Cash and Cash Equivalents -- 7.0%
Common Stock -- Foreign -- 33.4%
Common Stock -- Domestic -- 55.8%

Number of Stocks: 84
Top 10 Equities: 32.0%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Nokia Oyj                                              5.3%                 6.6%
Microsoft Corp.                                        4.5%                 6.1%
Electronic Arts, Inc.                                  4.0%                 6.4%
Amazon.com, Inc.                                       3.0%                 2.5%
Intuit, Inc.                                           3.0%                 5.9%
Dell Computer Corp.                                    2.6%                 2.0%
Texas Instruments, Inc.                                2.6%                 1.7%
Nissan Motor Company, Ltd.                             2.5%                 2.6%
Mattel, Inc.                                           2.3%                 2.6%
IBM Corp.                                              2.2%                 1.4%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Global Technology Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Global         S&P 500(R)
                                              Technology Fund         Index

Applications Software                               9.7%               3.5%
Telecommunication Equipment                         9.3%               0.2%
Electronic Components -- Semiconductors             7.8%               2.3%
Computers                                           5.4%               3.4%
Semiconductor Components/Integrated Circuits        4.5%               0.4%
Entertainment Software                              4.0%               0.1%
E-Commerce/Products                                 3.0%               0.0%
Computers -- Peripheral Equipment                   2.9%               0.1%
Semiconductor Equipment                             2.9%               0.5%
Wireless Equipment                                  2.7%               0.5%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 89.2%
Aerospace and Defense - 2.0%
     671,387    Embraer-Empresa Brasileira
                  de Aeronautica S.A. (ADR) .................    $     9,312,138
     298,480    Lockheed Martin Corp. .......................         14,938,924

                                                                      24,251,062
Applications Software - 8.3%
     148,984    Infosys Technologies, Ltd. ..................          8,781,544
     954,275    Intuit, Inc.* ...............................         37,006,784
      22,400    Mercury Interactive Corp.* ..................            760,256
   2,172,355    Microsoft Corp. .............................         55,547,117

                                                                     102,095,701
Audio and Video Products - 0.8%
     697,888    Thomson S.A.*,** ............................         10,226,401

Automotive - Cars and Light Trucks - 2.5%
   3,990,000    Nissan Motor Company, Ltd.** ................         30,612,527

Broadcast Services and Programming - 0.6%
     657,295    Liberty Media Corp. - Class A* ..............          7,230,245

Cable Television - 1.0%
   1,220,151    British Sky Broadcasting Group PLC*,** ......         12,714,781

Cellular Telecommunications - 1.2%
     960,575    China Mobile, Ltd. (ADR)** ..................          9,615,356
   2,949,757    Vodafone Group PLC** ........................          5,863,872

                                                                      15,479,228
Computer Services - 1.9%
     565,933    Atos S.A.*,** ...............................         20,192,032
   1,523,928    LogicaCMG PLC*,** ...........................          2,743,716

                                                                      22,935,748
Computer Software - 0.4%
   1,605,002    Misys PLC** .................................          4,912,381

Computers - 5.4%
   1,105,760    Dell Computer Corp.* ........................         31,967,522
     319,490    IBM Corp. ...................................         27,124,701
  25,102,000    Legend Group, Ltd.** ........................          7,080,932

                                                                      66,173,155
Computers - Integrated Systems - 1.4%
     446,445    Diebold, Inc. ...............................         17,848,871

Computers - Memory Devices - 1.9%
   1,285,400    EMC Corp.* ..................................         11,684,286
     514,000    VERITAS Software Corp.* .....................         11,313,140

                                                                      22,997,426
Computers - Peripheral Equipment - 2.9%
   6,538,710    Hon Hai Precision Industry
                  Company, Ltd.* ............................         20,445,192
      18,515    Lexmark International Group, Inc. - Class A*           1,379,553
     389,718    Logitech International S.A. .................         14,367,378

                                                                      36,192,123
Consulting Services - 0.5%
     382,795    Accenture, Ltd. - Class A (New York Shares)*           6,132,376

Diversified Operations - 0.4%
     469,187    Smiths Group PLC** ..........................          5,049,347

E-Commerce/Products - 3.0%
   1,296,555    Amazon.com, Inc.* ...........................         37,172,232

E-Commerce/Services - 2.1%
     286,060    eBay, Inc.* .................................         26,537,786

Electric Products - Miscellaneous - 2.1%
      92,950    LG Electronics, Inc.** ......................          3,205,436
      91,190    Samsung Electronics Company, Ltd.** .........         22,891,316

                                                                      26,096,752
Electronic Components - Miscellaneous - 2.2%
   1,043,607    Koninklijke (Royal) Philips Electronics N.V.**   $    19,415,338
     127,960    Samsung SDI Company, Ltd.** .................          8,004,082

                                                                      27,419,420
Electronic Components - Semiconductors - 7.2%
     338,980    Broadcom Corp. - Class A* ...................          6,064,352
     166,360    Cree, Inc.* .................................          3,318,882
     573,800    Micron Technology, Inc.* ....................          4,877,300
      38,820    QLogic Corp.* ...............................          1,707,692
     361,677    STMicroelectronics N.V.** ...................          7,475,397
     763,920    STMicroelectronics N.V. (New York Shares)** .         15,729,113
   1,712,805    Texas Instruments, Inc. .....................         31,669,764
     684,740    Xilinx, Inc.* ...............................         18,535,912

                                                                      89,378,412
Electronic Design Automation - 2.5%
   1,531,105    Cadence Design Systems, Inc.* ...............         17,500,530
     273,335    Synopsys, Inc.* .............................         13,295,014

                                                                      30,795,544
Electronic Forms - 0.4%
     162,995    Adobe Systems, Inc. .........................          5,633,107

Enterprise Software/Services - 1.0%
     244,625    Computer Associates International, Inc. .....          3,972,710
      52,466    SAP A.G.*,** ................................          5,334,193
     127,445    SAP A.G. (ADR)*,** ..........................          3,251,122

                                                                      12,558,025
Entertainment Software - 4.0%
     831,120    Electronic Arts, Inc.* ......................         49,260,482

Human Resources - 0.3%
     127,555    Hewitt Associates, Inc. - Class A* ..........          3,534,549

Internet Security - 2.1%
     582,270    Check Point Software Technologies, Ltd.* ....          9,159,107
     377,070    Symantec Corp.* .............................         16,572,226

                                                                      25,731,333
Life and Health Insurance - 0.7%
     246,760    AFLAC, Inc. .................................          8,071,520

Medical Instruments - 0.8%
     212,905    Medtronic, Inc. .............................         10,164,085

Multimedia - 1.0%
     521,820    AOL Time Warner, Inc.* ......................          7,138,498
     301,855    Walt Disney Co. .............................          5,632,614

                                                                      12,771,112
Networking Products - 1.4%
   1,169,174    Cisco Systems, Inc.* ........................         17,584,377
   2,307,692    Yipes Communication Group, Inc.*,ss.,# ......                  0

                                                                      17,584,377
Office Automation and Equipment - 1.3%
     390,000    Canon, Inc.** ...............................         15,762,200

Satellite Telecommunications - 0.7%
     270,060    EchoStar Communications Corp. - Class A* ....          8,090,998

Security Services - 0.5%
     290,100    Kroll, Inc.* ................................          6,469,230

Semiconductor Components/Integrated Circuits - 4.5%
     329,950    Emulex Corp.* ...............................          6,760,675
     867,870    Marvell Technology Group, Ltd.* .............         20,029,572
     546,350    Maxim Integrated Products, Inc. .............         21,466,091
   5,200,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................          7,130,235

                                                                      55,386,573

See Notes to Schedules of Investments and Financial Statements.

38  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Semiconductor Equipment - 2.9%
     716,195    Applied Materials, Inc.* ....................    $    10,456,447
     185,515    KLA-Tencor Corp.* ...........................          7,606,115
     215,725    Lam Research Corp.* .........................          3,134,484
     255,110    Novellus Systems, Inc.* .....................          7,153,284
     666,025    Teradyne, Inc.* .............................          7,725,890

                                                                      36,076,220
Telecommunication Equipment - 9.3%
   1,148,000    Alcatel S.A. (ADR)*,** ......................          9,252,880
     818,620    Arris Group, Inc.* ..........................          3,193,437
     230,145    Harris Corp. ................................          6,572,941
     252,900    Nokia Oyj** .................................          4,278,784
   3,708,395    Nokia Oyj (ADR)** ...........................         61,448,105
     376,600    Telefonaktiebolaget LM Ericsson (ADR)* ......          3,411,996
   1,227,175    UTStarcom, Inc.* ............................         26,716,827

                                                                     114,874,970
Telecommunication Equipment - Fiber Optics - 0.4%
   1,011,850    CIENA Corp.* ................................          4,927,710

Telecommunication Services - 1.0%
     416,940    Amdocs, Ltd. (New York Shares)*,** ..........          7,363,160
  27,826,000    China Telecom Corporation, Ltd.** ...........          5,316,141

                                                                      12,679,301
Toys - 2.6%
   1,340,755    Mattel, Inc. ................................         29,148,014
      31,700    Nintendo Company, Ltd.** ....................          2,477,310

                                                                      31,625,324
Web Portals/Internet Service Providers - 2.3%
       1,245    Yahoo Japan Corp.*,** .......................         13,988,764
     599,819    Yahoo!, Inc.* ...............................         14,863,515

                                                                      28,852,279
Wireless Equipment - 1.7%
     669,710    QUALCOMM, Inc. ..............................         21,357,052
--------------------------------------------------------------------------------
Total Common Stock (cost $1,092,071,083) ....................      1,103,661,965
--------------------------------------------------------------------------------
Corporate Bonds - 2.8%
Applications Software - 1.4%
$ 17,900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07 (144A) ......         17,609,125

Computers - Memory Devices - 0.6%
   8,000,000    VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ...          6,980,000

Electronic Components - Semiconductors - 0.6%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          7,169,656

Networking Products - 0.2%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03 (144A)(OMEGA),(DELTA),ss. ......          2,694,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $57,484,746) ....................         34,453,281
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Wireless Equipment - 1.0%
     363,860    Crown Castle International Corp.
                  convertible, 6.25% (cost $18,193,000) .....         12,644,135
--------------------------------------------------------------------------------
Repurchase Agreement - 1.0%
$ 12,100,000    ABN AMRO Bank N.V.
                  1.32%, dated 4/30/03, maturing 5/1/03 to be
                  repurchased at $12,100,444 collateralized by
                  $943,341 in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42 $18,369,526
                  in U.S. Government Agencies 0%-7.50%,
                  2/15/05-4/1/32 $720,186 in U.S Treasury
                  Notes/Bonds 1.625%-9.125%, 12/31/04-4/15/28 with
                  respective values of $784,683 $10,689,392 and
                  $867,937 (cost $12,100,000) ...............    $    12,100,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                SunTrust Bank
  60,000,000      1.27%, 5/1/03 (cost $60,000,000) ..........         60,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,239,848,829) - 98.9% .......      1,222,859,381
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%         13,867,400
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,236,726,781
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.1%          $    26,161,948
Brazil                                             0.8%                9,312,138
China                                              0.4%                5,316,141
Finland                                            5.4%               65,726,889
France                                             3.2%               39,671,313
Germany                                            0.7%                8,585,315
Hong Kong                                          1.4%               16,696,288
India                                              0.7%                8,781,544
Israel                                             0.7%                9,159,107
Japan                                              5.1%               62,840,801
Netherlands                                        3.5%               42,619,848
South Korea                                        2.8%               34,100,834
Sweden                                             0.3%                3,411,996
Switzerland                                        1.2%               14,367,378
Taiwan                                             2.3%               27,575,427
United Kingdom                                     3.2%               38,647,257
United States++                                   66.2%              809,885,157
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,222,859,381

++Includes Short-Term Securities (60.3% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/8/03              300,000    $       476,401    $        (3,301)
British Pound 9/26/03           1,400,000          2,216,573            (38,733)
British Pound 10/17/03          2,400,000          3,794,969            (74,969)
Euro 8/8/03                     6,900,000          7,672,660           (238,600)
Euro 9/26/03                   28,500,000         31,642,548         (1,375,976)
Euro 10/17/03                   2,000,000          2,219,060            (89,060)
Hong Kong Dollar
  8/8/03                      138,000,000         17,682,257             (2,190)
Japanese Yen 8/8/03            60,000,000            505,049              1,922
Japanese Yen 9/26/03        2,540,000,000         21,416,215           (122,693)
Japanese Yen 10/17/03       1,350,000,000         11,390,814           (131,431)
Korean Won 5/9/03          17,500,000,000         14,394,051            205,918
Korean Won 5/27/03          3,500,000,000          2,875,121             16,139
--------------------------------------------------------------------------------
Total                                        $   116,285,718    $    (1,852,974)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND

--------------------------------------------------------------------------------

[PHOTO]
Jason Yee
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Global Value Fund gained 2.62% while its benchmark, the Morgan Stanley Capital International World Index,SM rose 3.62%.(1) For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking it 303rd out of 316 Global Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World IndexSM returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. The Morgan Stanley Capital International World Value Index gained 4.99% in the period. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among the Fund's largest detractors were radio broadcaster Nippon Broadcasting, which declined 13.29% and detracted 0.54% from the Fund's total performance, and Dassault Aviation, a maker of business jets, which fell 23.14%, subtracting 0.53% from the Fund's total performance. Meanwhile, a 30.55% loss in shares of drug and chemical maker Akzo Nobel NV detracted 0.35% from the Fund's total performance. News and information provider Reuters Group fell 38.87%, detracting 0.40% from the Fund's total relative performance, and recruitment agency Michael Page International fell 26.33%, detracting 0.44% from the Fund's total relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Supporting our results was Pfeiffer Vacuum Technology, which provides vacuum components and systems. The stock gained 50.21% during the period and contributed 2.80% to the Fund's total performance. Media companies Vivendi Universal and Disney, rose 39.55% and 13.13%, respectively, and contributed 1.39% and 0.71%, respectively, to the Fund's total performance. Hotel chain Marriott International rose 16.61%, adding 0.74% to the Fund's total performance. Hunter Douglas, a manufacturer of window coverings, gained 19.05% and contributed 0.68% to the Fund's total performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Our policy of maintaining a "currency neutral" strategy, equating to roughly a 50% currency hedge, was also a big headwind against the Fund's unhedged benchmark index.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Relative to its benchmark index, the Fund's underweighting in financials, a sector that performed well during the period, detracted from our results. Select holdings in materials also worked against us. Supporting our results were investments in consumer discretionary as well as industrials names, two sectors that moved ahead during the period and in which we were consistently overweight.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The Fund's overweight position in Japan relative to the benchmark negatively impacted our performance as this stock group was punished during the period. Similarly, our overweight position in holdings from the United Kingdom worked against us though stocks from this geography generally rose. On the positive side, our German-based holdings, in which we were overweight relative to our benchmark, gained during the period. Meanwhile, although our select U.S. holdings made a small contribution to returns, our significant underweighting vs. the index limited our gains in this area.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our entire investment philosophy is ultimately predicated on the notion that the intrinsic value of a company is not determined by its daily price fluctuations in the stock market but rather on its earnings power over time. While our relative performance is disappointing, it is in sharp contrast to the respectable business performance of most of our companies. The good news is that we believe the significant market declines over the past year have given us the opportunity to upgrade the quality of businesses in our portfolio at very attractive prices. So while we are doing our best to navigate the volatility of these uncertain times, we remain primarily focused on identifying good businesses for the long term and investing in them at reasonable valuations.

40  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Global Value Fund $8,890
Morgan Stanley Capital International World IndexSM $7,699

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Value Fund and the Morgan Stanley Capital International World Index. Janus Global Value Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 29, 2001, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Value Fund ($8,890) as compared to the Morgan Stanley Capital International World Index ($7,699).

                                   ONE                          SINCE
                                   YEAR                         6/29/01*
--------------------------------------------------------------------------------
Janus Global Value Fund            (24.15)%                     (6.21)%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International World IndexSM        (14.58)%                     (13.29)%

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified Fund seeks long-term growth of capital and invests in stocks of companies of any size that the manager believes are undervalued.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Rights -- 0.2%
Cash and Cash Equivalents -- 0.8%
Preferred Stock -- 1.5%
Common Stock -- Domestic -- 34.2%
Common Stock -- Foreign -- 63.3%

Number of Stocks: 28
Top 10 Equities: 54.9%

TOP 10 EQUITY HOLDINGS
                                             APRIL 30, 2003     OCTOBER 31, 2002

Pfeiffer Vacuum Technology A.G.                        8.1%                 5.5%
Koninklijke (Royal) Philips
  Electronics N.V                                      6.2%                 5.9%
FKI PLC                                                5.9%                 3.7%
Walt Disney Co.                                        5.6%                 4.7%
Vivendi Universal S.A.                                 5.3%                  --
Granada PLC                                            5.3%                 3.6%
Interpublic Group of Companies, Inc.                   4.9%                 1.7%
Marriott International, Inc. - Class A                 4.8%                 3.0%
Berkshire Hathaway, Inc. - Class B                     4.4%                 5.7%
Nipponkoa Insurance Company, Ltd.                      4.4%                 3.6%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Global Value Fund        o Morgan Stanley Capital
                                     International World IndexSM

[BAR CHART OMITTED]

                                                                 Morgan Stanley
                                                                     Capital
                                               Janus Global       International
                                                Value Fund        World IndexSM

Multimedia                                         10.9%               0.2%
Machinery -- Pumps                                  8.1%               0.0%
Advertising Agencies                                7.8%               0.1%
Diversified Operations                              6.2%               3.9%
Electric Components                                 6.2%               0.6%

TOP COUNTRIES
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United States           34.7%
United Kingdom          17.2%
Japan                   14.2%
Germany                  9.7%
Netherlands              9.1%

--------------------------------------------------------------------------------

(1) Returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the consumer discretionary sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980.The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market.The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a "diversifed" fund. Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL VALUE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 97.5%
Advertising Agencies - 7.8%
     205,000    Asatsu-Dk, Inc.** ...........................    $     3,437,867
     518,540    Interpublic Group of Companies, Inc. ........          5,911,356

                                                                       9,349,223
Aerospace and Defense - 0.5%
       2,106    Dassault Aviation S.A.** ....................            528,827

Chemicals - Specialty - 2.0%
      47,080    Syngenta A.G. ...............................          2,429,918

Diversified Operations - 6.2%
     331,739    Smiths Group PLC** ..........................          3,570,144
     247,950    Tyco International, Ltd. ....................          3,868,020

                                                                       7,438,164
Electronic Components - 6.2%
     399,153    Koninklijke (Royal) Philips Electronics N.V.**         7,425,870

Electronic Design Automation - 4.4%
     141,265    Cadence Design Systems, Inc.* ...............          1,614,659
      73,800    Synopsys, Inc.* .............................          3,589,632

                                                                       5,204,291
Electronic Measuring Instruments - 2.0%
     170,910    Orbotech, Ltd.* .............................          2,348,303

Home Decoration Products - 2.9%
     118,251    Hunter Douglas N.V.** .......................          3,457,630

Hotels and Motels - 4.8%
     159,710    Marriott International, Inc. - Class A ......          5,735,186

Machinery - Pumps - 8.1%
     356,414    Pfeiffer Vacuum Technology A.G.**,# .........          9,745,255

Medical - Drugs - 3.0%
     179,199    GlaxoSmithKline PLC** .......................          3,620,677

Medical Information Systems - 2.2%
     174,255    IMS Health, Inc. ............................          2,683,527

Miscellaneous Manufacturing - 5.9%
   5,920,395    FKI PLC** ...................................          7,025,785

Multimedia - 10.9%
     392,884    Vivendi Universal S.A.** ....................          6,401,615
     357,320    Walt Disney Co. .............................          6,667,591

                                                                      13,069,206
Oil Companies - Exploration and Production - 2.9%
     144,955    Pioneer Natural Resources Co.* ..............          3,467,324

Property and Casualty Insurance - 4.4%
   1,599,000    Nipponkoa Insurance Company, Ltd.** .........          5,242,403

Publishing - Newspapers - 1.8%
   1,658,673    Independent News & Media PLC ** .............          2,184,314

Radio - 4.1%
     201,000    Nippon Broadcasting System, Inc.** ..........          4,904,494

Reinsurance - 4.4%
       2,259    Berkshire Hathaway, Inc. - Class B* .........          5,267,988

Retail - Restaurants - 3.1%
     151,480    Yum! Brands, Inc.* ..........................          3,741,556

Rubber/Plastic Products - 2.8%
     381,000    Tenma Corp.** ...............................          3,332,073

Television - 5.3%
   5,761,000    Granada PLC** ...............................    $     6,284,174

Textile - Home Furnishings - 1.8%
      39,925    Mohawk Industries, Inc.* ....................          2,214,640
--------------------------------------------------------------------------------
Total Common Stock (cost $126,066,441) ......................        116,700,828
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Soap and Cleaning Preparations - 1.5%
      27,519    Henkel KGaA** (cost $1,807,379) .............          1,772,070
--------------------------------------------------------------------------------
Rights - 0.2%
Publishing - Newspapers - 0.2%
     442,312    Independent News & Media PLC*,**
                  (cost $0) .................................            232,006
--------------------------------------------------------------------------------
Repurchase Agreement - 0.4%
$    500,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $500,018
                  collateralized by $38,981
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $759,071 in U.S. Government Agencies
                  0%-7.50%, 2/15/05-4/1/32
                  $29,760 in U.S. Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $32,425
                  $441,710 and $35,865 (cost $500,000) ......            500,000
--------------------------------------------------------------------------------
Total Investments (total cost $128,373,820) - 99.6% .........        119,204,904
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%            513,239
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   119,718,143
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            3.3%          $     3,868,020
France                                             5.8%                6,930,442
Germany                                            9.7%               11,517,325
Ireland                                            2.0%                2,416,320
Israel                                             2.0%                2,348,303
Japan                                             14.2%               16,916,837
Netherlands                                        9.1%               10,883,500
Switzerland                                        2.0%                2,429,918
United Kingdom                                    17.2%               20,500,780
United States++                                   34.7%               41,393,459
--------------------------------------------------------------------------------
Total                                            100.0%          $   119,204,904

++Includes Short-Term Securities (34.3% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/8/03            1,400,000    $     2,223,203    $       (15,403)
British Pound 10/17/03          4,700,000          7,431,814           (146,814)
Euro 9/26/03                   14,500,000         16,098,840           (700,058)
Japanese Yen 8/8/03           255,000,000          2,146,457              8,169
Japanese Yen 9/26/03          960,000,000          8,094,318            (48,591)
--------------------------------------------------------------------------------
Total                                        $    35,994,632    $      (902,697)

See Notes to Schedules of Investments and Financial Statements.

42  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND (CLOSED TO NEW INVESTORS)

--------------------------------------------------------------------------------

[PHOTO]
Brent Lynn
portfolio manager

[PHOTO]
Helen Young Hayes
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Overseas Fund lost 2.09% while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, rose 1.81%. For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking 710th out of 823 International Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World IndexSM returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Porsche, the German-based luxury car manufacturer, was the largest detractor from performance during the time period. Its shares fell 19.62%, costing the Fund 0.46% of relative performance. A 43.47% drop by electronics giant Sony also disappointed, and detracted 0.44% from relative performance. China Mobile, the largest wireless provider in China, pulled back 16.56% during the period, and cost the Fund 0.32%. Finally, Securitas, a Swedish security services company that fell 13.77% during the period, and Satyam Computer, an India-based IT services firm whose stock dropped 33.67%, resulted in a detraction of 0.32% and 0.25%, respectively, from the Fund's total performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Yahoo Japan, the top Internet company in that country, made the largest positive impact. Its shares rose 73.16%, which made a 0.48% contribution to the Fund's total performance. Deutsche Boerse, the German-based exchange organization, climbed 29.92%, adding 0.30% to our performance. Energy concerns EnCana, which rose 13.19%, and Saipem, which gained 29.00%, each provided a 0.24% contribution to the Fund's total performance. Finally, Amdocs, the Israeli-based telecommunications billing solutions provider, rose 30.82%, offering a contribution of 0.20% to the Fund's total returns.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Residual currency hedges that were in place during the fourth quarter of 2002 hurt performance. We have reduced our hedges considerably during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The telecommunications sector performed well as a group. However, this area represented the Fund's weakest-performing sector as our holdings in this industry retreated during the period. Likewise, our select holdings in the materials industry worked against us. On the positive side, our energy-related stocks worked well for us, despite the overall sector's poor performance during the period. Similarly, our financial stocks - a sector in which we had lighter exposure than the index - contributed positively to performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

In terms of individual countries, the greatest detractors from performance included our holdings in Switzerland and Germany. Swiss stocks generally declined as a group, and our even-keeled weighting with the index worked against us during the period. Meanwhile, although German stocks generally advanced, our particular holdings in this region worked against us. On a positive note, our significant underweighting vs. the index in Japan stocks, a country that continues to struggle, helped our Fund. On the other hand, the index held no Canadian stocks, so our higher weighting offered a considerable boost to performance as the group advanced during the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our approach to managing the Fund during these unsettling times centers on achieving an appropriate mix of what we believe are steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors, but are executing well and appear to be positioned to benefit from an eventual up tick in economic growth. The fundamental research process will remain strictly focused on finding great franchises with strong balance sheets, solid execution, strong cash flow generation, and attractive valuations.

                                          Janus Equity Funds  April 30, 2003  43

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Overseas Fund $18,808
Morgan Stanley Capital International EAFE(R)Index $10,435

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($18,808) as compared to the Morgan Stanley Capital International EAFE Index ($10,435).

                                   ONE            FIVE          SINCE
                                   YEAR           YEAR          5/2/94*
--------------------------------------------------------------------------------
Janus Overseas Fund                (22.36)%      (2.99)%       7.28%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R)Index         (16.27)%      (5.52)%       0.47%

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund selects primarily foreign companies based on their fundamental merits, rather than on their location, market capitalization or industry sector.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 0.9%
Cash and Cash Equivalents -- 5.0%
Common Stock -- Foreign -- 94.1%

Number of Stocks: 167
Top 10 Equities: 19.0%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Total Fina Elf S.A.                                    2.5%                 2.5%
STMicroelectronics N.V.                                2.3%                 1.8%
Reliance Industries, Ltd.                              2.2%                 1.8%
EnCana Corp.                                           2.0%                 1.7%
Accor S.A.                                             1.8%                 1.8%
Grupo Televisa S.A. (ADR)                              1.8%                 2.0%
Samsung Electronics Company, Ltd.                      1.7%                 1.5%
WPP Group PLC                                          1.6%                 1.6%
Syngenta A.G.                                          1.6%                 1.3%
UBS A.G.                                               1.5%                 1.7%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Overseas Fund       o Morgan Stanley Capital
                                International EAFE(R) Index

[BAR CHART OMITTED]

                                                                Morgan Stanley
                                                                    Capital
                                               Janus Overseas    International
                                                    Fund         EAFE(R) Index

Oil Companies -- Integrated                         9.2%               8.3%
Medical -- Drugs                                    8.2%               9.5%
Money Center Banks                                  6.5%              12.2%
Cellular Telecommunications                         3.6%               3.6%
Commercial Banks                                    3.3%               4.8%

TOP COUNTRIES
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United Kingdom      18.0%
France              10.2%
Japan                9.8%
Switzerland          8.0%
Canada               7.4%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Overseas Fund 95th out of 457 International Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Helen Young Hayes will co-manage Janus Overseas Fund through June 16, 2003, at which time Brent Lynn will become the sole portfolio manager of Janus Overseas Fund.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

44  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 94.1%
Advertising Sales - 0.4%
   2,414,660    Telefonica Publicidad e Informacion S.A.** ..    $    10,348,075

Advertising Services - 2.2%
  14,791,905    Aegis Group PLC**,+ .........................         17,317,270
   6,180,025    WPP Group PLC** .............................         43,580,592

                                                                      60,897,862
Agricultural Chemicals - 0.4%
     197,995    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................         12,186,592

Applications Software - 0.6%
     132,312    Infosys Technologies, Ltd. ..................          7,798,849
   2,474,298    Satyam Computer Services, Ltd. ..............          7,964,579

                                                                      15,763,428
Audio and Video Products - 0.9%
     478,000    Sony Corp.** ................................         11,623,344
     862,488    Thomson S.A.** ..............................         12,638,343

                                                                      24,261,687
Automotive - Cars and Light Trucks - 0%
       4,400    Honda Motor Company, Ltd.** .................            145,732

Automotive - Truck Parts and Equipment - 0%
     144,600    TI Automotive, Ltd.*,ss.,# ..................                  0

Beverages - Wine and Spirits - 1.2%
   3,050,897    Diageo PLC** ................................         33,832,051

 Brewery - 1.6%
      45,000    Asahi Breweries, Ltd.** .....................            267,525
      13,005    Foster's Group, Ltd. ........................             36,446
       1,763    Heineken N.V.** .............................             65,460
   1,333,788    Interbrew S.A.** ............................         29,770,708
   1,789,000    Kirin Brewery Company, Ltd.** ...............         13,800,771

                                                                      43,940,910
Broadcast Services and Programming - 1.8%
   1,636,640    Grupo Televisa S.A. (ADR)*,** ...............         49,655,658

Building and Construction - Miscellaneous - 0%
       5,158    CRH PLC** ...................................             78,287

Building Products - Cement and Aggregate - 0%
       1,409    Lafarge S.A.** ..............................             94,663

Cable Television - 0.4%
     849,526    Shaw Communications, Inc. - Class B .........         10,226,763

Cellular Telecommunications - 3.6%
  18,007,000    China Mobile, Ltd.** ........................         36,133,923
       7,181    NTT DoCoMo, Inc.** ..........................         14,812,393
   3,194,131    Telecom Italia Mobile S.p.A.** ..............         15,093,013
  15,505,233    Vodafone Group PLC** ........................         30,823,117
      85,741    Vodafone Group PLC (ADR)** ..................          1,694,242

                                                                      98,556,688
Chemicals - Diversified - 1.9%
     624,052    Akzo Nobel N.V.** ...........................         13,873,386
   3,131,440    BOC Group PLC** .............................         39,488,333

                                                                      53,361,719
Chemicals - Specialty - 2.5%
      70,779    Givaudan S.A.** .............................         27,398,120
     822,890    Syngenta A.G.*,** ...........................         42,471,429

                                                                      69,869,549
Commercial Banks - 3.3%
      11,944    ABN AMRO Holding N.V.** .....................    $       201,812
   3,127,876    Anglo Irish Bank Corporation PLC** ..........         23,527,826
      83,316    Banco Popular Espanol S.A.** ................          4,039,156
     536,437    Credit Agricole S.A.** ......................          9,872,150
     745,477    Danske Bank A/S .............................         14,343,380
     168,287    Julius Baer Holding, Ltd.** .................         35,363,275
      86,210    Kookmin Bank (ADR)** ........................          2,375,085
       4,843    National Australia Bank, Ltd. ...............             98,460
       8,892    Westpac Banking Corporation, Ltd. ...........             88,498

                                                                      89,909,642
Computer Services - 1.0%
     622,652    Atos S.A.*,** ...............................         22,215,720
   3,014,487    LogicaCMG PLC** .............................          5,427,353

                                                                      27,643,073
Computer Software - 0.1%
   1,315,225    Misys PLC** .................................          4,025,470

Computers - 0.6%
  57,582,000    Legend Group, Ltd.** ........................         16,243,097

Containers - Metal and Glass - 0.3%
   1,248,292    Rexam PLC** .................................          7,719,906

Cooperative Banks - 0.9%
   1,845,223    Banco Popolare di Verona e Novara Scrl** ....         25,072,070

Cosmetics and Toiletries - 0.7%
   1,113,000    Kao Corp.** .................................         20,298,298

Distribution and Wholesale - 0%
       6,210    Wolseley PLC** ..............................             60,047

Diversified Financial Services - 2.2%
     643,576    Deutsche Boerse A.G.** ......................         29,878,964
   1,427,072    Euronext N.V.*,** ...........................         31,534,318

                                                                      61,413,282
Diversified Minerals - 1.6%
     625,223    Anglo American PLC** ........................          8,807,662
   1,277,690    Companhia Vale do Rio Doce (ADR) ............         35,724,212

                                                                      44,531,874
Diversified Operations - 0.9%
   2,436,940    Smiths Group PLC** ..........................         26,226,120
      13,000    Swire Pacific, Ltd. - Class A** .............             51,506

                                                                      26,277,626
Electric - Integrated - 0%
      15,204    Electricidade de Portugal, S.A.** ...........             27,488
      12,500    Hongkong Electric Holdings, Ltd.** ..........             50,166

                                                                          77,654
Electric Products - Miscellaneous - 1.7%
     188,020    Samsung Electronics Company, Ltd.** .........         47,198,435
       1,176    Samsung Electronics Company, Ltd. (GDR)** ...            147,118

                                                                      47,345,553
Electronic Components - 1.0%
   1,271,374    Koninklijke (Royal) Philips Electronics N.V.**        23,652,731
     181,417    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          3,388,870

                                                                      27,041,601
Electronic Components - Semiconductors - 2.8%
   5,550,503    ARM Holdings PLC*,** ........................          5,677,537
      67,100    Rohm Company, Ltd.** ........................          6,914,800
   2,691,798    STMicroelectronics N.V.** ...................         55,635,989
     437,618    STMicroelectronics N.V. (New York Shares)** .          9,010,555

                                                                      77,238,881

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  45

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Electronic Security Devices - 0.3%
   7,090,540    Chubb PLC** .................................    $     7,444,341

Finance - Consumer Loans - 0%
       1,480    ACOM Company, Ltd.** ........................             41,573

Finance - Mortgage Loan Banker - 0.9%
   3,575,750    Housing Development Finance
                  Corporation, Ltd. .........................         25,761,713

Food - Catering - 0%
      20,701    Compass Group PLC** .........................             95,631

Food - Diversified - 2.5%
      28,318    Cadbury Schweppes PLC** .....................            158,211
     158,107    Groupe Danone** .............................         22,373,953
   2,129,000    Kikkoman Corp.** ............................         13,263,852
       1,766    Nestle S.A.** ...............................            360,033
     514,115    Unilever N.V.** .............................         32,388,929
      35,597    Unilever PLC** ..............................            350,491

                                                                      68,895,469
Food - Retail - 0%
      11,026    Koninklijke Ahold N.V.** ....................             50,452
      35,884    Tesco PLC** .................................            113,385

                                                                         163,837
Gambling - Non-Hotel - 0%
      21,688    Ladbroke Group PLC** ........................             53,114

Hotels and Motels - 2.6%
   1,528,214    Accor S.A.** ................................         50,363,974
     940,297    Fairmont Hotels & Resorts, Inc. .............         21,629,584

                                                                      71,993,558
Industrial Gases - 0.4%
      70,206    L'Air Liquide S.A.** ........................         10,632,281

Insurance Brokers - 1.4%
   2,256,655    Jardine Lloyd Thompson Group** ..............         20,568,604
     561,585    Willis Group Holdings, Ltd. .................         17,515,836

                                                                      38,084,440
Internet Security - 0.8%
   1,364,145    Check Point Software Technologies, Ltd.* ....         21,458,001

Life and Health Insurance - 0%
      19,011    Prudential PLC** ............................            116,373

Machinery - Construction and Mining - 0.3%
     299,063    Atlas Copco A.B. - Class A ..................          7,257,542

Medical - Drugs - 8.2%
     597,518    Aventis S.A.** ..............................         30,348,008
   1,338,500    Chugai Pharmaceutical Company, Ltd.** .......         14,029,222
     585,600    Eisai Company, Ltd.** .......................         10,336,140
     577,000    Fujisawa Pharmaceutical Co.** ...............          9,773,101
   1,446,670    GlaxoSmithKline PLC** .......................         29,229,655
       5,448    Novartis A.G.** .............................            214,906
     403,629    Roche Holding A.G.** ........................         25,683,263
     502,391    Schering A.G.** .............................         22,399,122
      33,612    Serono S.A. - Class B** .....................         18,240,184
     484,000    Takeda Chemical Industries, Ltd.** ..........         17,735,033
     233,390    Teva Pharmaceutical Industries, Ltd. (ADR) ..         10,899,313
   1,518,900    Yamanouchi Pharmaceutical Company, Ltd.** ...         38,335,477

                                                                     227,223,424
Medical Products - 1.0%
     804,015    Amersham PLC** ..............................          5,779,404
       7,329    Smith & Nephew PLC** ........................             48,891
      35,868    Synthes-Stratec, Inc.** .....................         22,611,549

                                                                      28,439,844
Metal Processors and Fabricators - 1.4%
   2,484,357    Assa Abloy A.B. - Class B ...................    $    23,690,539
     554,400    SKF A.B. - Class B ..........................         16,063,416

                                                                      39,753,955
Miscellaneous Manufacturing - 0.7%
  17,178,732    FKI PLC** ...................................         20,386,152

Money Center Banks - 6.5%
   5,877,242    Banca Intesa S.p.A.** .......................         15,256,526
   1,374,560    Banco Bilbao Vizcaya Argentaria S.A.** ......         13,837,021
      24,106    Banco Santander Central Hispano S.A.** ......            189,396
   1,947,493    Barclays PLC** ..............................         13,395,394
      16,261    HSBC Holdings PLC** .........................            178,360
   3,447,565    Lloyds TSB Group PLC** ......................         22,763,416
     636,876    Royal Bank of Scotland Group PLC** ..........         16,703,642
   2,456,676    Standard Chartered PLC** ....................         27,681,187
     861,397    UBS A.G.** ..................................         40,870,406
   6,394,271    UniCredito Italiano S.p.A.** ................         27,987,944

                                                                     178,863,292
Multi-Line Insurance - 0%
       9,519    Axa** .......................................            144,585
      14,789    ING Groep N.V.** ............................            240,145

                                                                         384,730
Multimedia - 0.8%
   2,757,821    News Corporation, Ltd. ......................         19,632,294
     114,295    News Corporation, Ltd. (ADR) ................          3,232,263

                                                                      22,864,557
Office Automation and Equipment - 1.4%
     444,000    Canon, Inc.** ...............................         17,944,659
     628,982    Neopost S.A.*,** ............................         21,760,671

                                                                      39,705,330
Oil - Field Services - 0.8%
   3,162,138    Saipem S.p.A.** .............................         22,073,973

Oil and Gas Drilling - 2.4%
     808,910    Nabors Industries, Ltd.* ....................         31,709,272
     975,600    Precision Drilling Corp.* ...................         33,370,063

                                                                      65,079,335
Oil Companies - Exploration and Production - 1.1%
     885,744    Canadian Natural Resources, Ltd. ............         29,512,452

Oil Companies - Integrated - 9.2%
   5,327,235    BP PLC** ....................................         33,810,333
   1,727,403    EnCana Corp. ................................         56,604,778
   1,841,072    Eni S.p.A.** ................................         26,275,184
   2,391,550    Husky Energy, Inc. ..........................         27,339,621
     382,000    PetroChina Company, Ltd. ....................             87,185
      38,605    Shell Transport & Trading Co., PLC** ........            231,687
   1,313,392    Suncor Energy, Inc. .........................         21,596,903
     531,976    Total Fina Elf S.A.** .......................         69,759,326
     105,675    Yukos (ADR) .................................         18,493,125

                                                                     254,198,142
Optical Supplies - 0.9%
     326,600    Alcon, Inc. (New York Shares)*,** ...........         14,386,730
     170,000    Hoya Corp.** ................................         10,049,472

                                                                      24,436,202
Paper and Related Products - 1.0%
     383,145    Aracruz Celulose S.A. (ADR) .................          8,046,045
   1,291,182    UPM - Kymmene Oyj** .........................         18,876,920

                                                                      26,922,965

See Notes to Schedules of Investments and Financial Statements.

46  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Petrochemicals - 2.2%
  10,549,284    Reliance Industries, Ltd. ...................    $    61,252,470

Photo Equipment and Supplies - 0%
       5,000    Fuji Photo Film Company, Ltd.** .............            127,453

Public Thoroughfares - 1.1%
   1,108,812    Autoroutes du Sud de la France S.A.*,** .....         30,317,708

Publishing - Books - 0.9%
   1,182,321    Reed Elsevier N.V.** ........................         13,458,850
   1,442,397    Reed Elsevier PLC** .........................         11,429,119

                                                                      24,887,969
Publishing - Periodicals - 0%
       2,193    VNU N.V.** ..................................             63,633

Real Estate Operating/Development - 0%
      13,000    Cheng Kong Holdings, Ltd.** .................             71,842
      10,000    Sun Hung Kai Properties, Ltd.** .............             46,929

                                                                         118,771
Reinsurance - 0%
       3,500    Swiss Re** ..................................            228,643

Retail - Building Products - 0%
      12,290    Kingfisher PLC** ............................             48,419

Security Services - 1.0%
   2,471,384    Securitas A.B. - Class B ....................         29,005,330

Semiconductor Components/Integrated Circuits - 1.2%
  19,972,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................         27,385,588
     666,750    Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR)* ......................          5,580,697

                                                                      32,966,285
Soap and Cleaning Preparations - 1.3%
   2,024,417    Reckitt Benckiser PLC** .....................         36,029,162

Steel - Producers - 0%
       1,802    POSCO (ADR)** ...............................             37,031

Telecommunication Equipment - 1.2%
   1,372,770    Alcatel S.A.** ..............................         11,245,175
     725,050    Nokia Oyj** .................................         12,267,033
     556,520    Nokia Oyj (ADR)** ...........................          9,221,536

                                                                      32,733,744
Telecommunication Services - 1.1%
   1,680,585    Amdocs, Ltd. (New York Shares)*,** ..........         29,679,131

Telephone - Integrated - 0.4%
          42    Nippon Telegraph & Telephone Corp.** ........            147,208
     598,832    Telecom Italia S.p.A.** .....................          4,888,681
   1,273,741    Telecom Italia S.p.A. - RNC** ...............          6,243,323
      19,715    Telefonica S.A.*,** .........................            218,043

                                                                      11,497,255
Television - 1.1%
  12,437,733    Granada PLC** ...............................    $    13,567,242
   5,131,000    Television Broadcasts, Ltd.** ...............         15,690,971

                                                                      29,258,213
Tobacco - 1.3%
       7,953    British American Tobacco PLC** ..............             76,473
       4,402    Japan Tobacco, Inc.** .......................         25,653,111
   1,317,049    Swedish Match A.B ...........................          9,741,451

                                                                      35,471,035
Toys - 1.1%
     379,400    Nintendo Company, Ltd.** ....................         29,649,572

Transportation - Services - 0.1%
  13,312,000    Sinotrans, Ltd.* ............................          3,294,276
       3,871    TNT Post Group N.V.** .......................             60,395

                                                                       3,354,671
Web Portals/Internet Service Providers - 0.9%
       2,226    Yahoo Japan Corp.*,** .......................         25,011,236
--------------------------------------------------------------------------------
Total Common Stock (cost $2,533,139,422) ....................      2,601,697,695
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.9%
      69,953    Porsche A.G.**
                  (cost $12,229,293) ........................         25,450,500
--------------------------------------------------------------------------------
Time Deposits - 8.3%
                Society Generale, New York
$100,000,000      1.25%, 5/1/03 .............................        100,000,000
                SunTrust Bank
 129,900,000      1.75%, 5/1/03 .............................        129,900,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $229,900,000) .....................        229,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,775,268,715) - 103.3% ......      2,857,048,195
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.3)%     (90,801,272)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,766,246,923
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  47

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.8%          $    23,087,961
Belgium                                            1.1%               29,770,708
Bermuda                                            1.7%               49,225,108
Brazil                                             1.5%               43,770,257
Canada                                             7.4%              212,466,756
China                                              0.1%                3,381,461
Denmark                                            0.5%               14,343,380
Finland                                            1.4%               40,365,489
France                                            10.2%              291,766,556
Germany                                            2.7%               77,728,586
Hong Kong                                          2.4%               68,288,435
India                                              3.6%              102,777,611
Ireland                                            0.8%               23,606,113
Israel                                             1.1%               32,357,314
Italy                                              5.0%              142,890,714
Japan                                              9.8%              279,959,970
Mexico                                             1.7%               49,655,658
Netherlands                                        6.4%              183,625,526
Portugal                                             0%                   27,488
Russia                                             0.7%               18,493,125
South Korea                                        1.8%               49,757,669
Spain                                              1.0%               28,631,691
Sweden                                             3.0%               85,758,278
Switzerland                                        8.0%              227,828,539
Taiwan                                             1.2%               32,966,285
United Kingdom                                    18.0%              514,617,517
United States++                                    8.1%              229,900,000
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,857,048,195

++Includes Short-Term Securities (0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/22/03           4,600,000    $     7,298,587    $      (116,147)
British Pound 9/26/03           2,000,000          3,166,533            (46,954)
British Pound 10/17/03         25,000,000         39,530,927           (714,927)
Euro 9/26/03                   39,700,000         44,077,514         (1,452,267)
Hong Kong Dollar
  8/8/03                      462,400,000         59,248,376             (7,338)
Japanese Yen 8/8/03         5,300,000,000         44,612,628           (175,430)
Japanese Yen 10/17/03       8,630,000,000         72,816,831           (840,184)
Mexican Peso 8/8/03           284,400,000         27,204,464         (1,707,980)
South Korean Won
  5/9/03                   16,400,000,000         13,489,282            334,049
South Korean Won
  5/27/03                  21,600,000,000         17,743,605             99,598
Swiss Franc 10/17/03           29,900,000         22,149,515           (590,852)
--------------------------------------------------------------------------------
Total                                        $   351,338,262    $    (5,218,432)

See Notes to Schedules of Investments and Financial Statements.

48  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

--------------------------------------------------------------------------------

[PHOTO]
Laurence Chang
portfolio manager

[PHOTO]
Helen Young Hayes
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Worldwide Fund declined 2.70% while its benchmark, the MSCI World Index,SM rose 3.62%. For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking 273rd out of 316 Global Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World IndexSM returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The largest detractor from performance was our holding in Sony, the Japanese-based consumer electronics company, which fell 43.47% during the period and cost the Fund 0.47% in relative performance. Tobacco conglomerate Altria Group (formerly Philip Morris) declined 17.55%, and resulted in a 0.35% detraction from relative performance. A 16.56% loss in shares of China Mobile, the largest wireless provider in China, also hurt our returns, subtracting 0.26% from the Fund's performance. Publishing conglomerate Wolters Kluwer also disappointed us with a 31.85% drop in share value, which resulted in a 0.26% detraction from relative performance, while Securitas, a Swedish-based guarding and security company, declined 13.77% during the period, with a 0.26% hit to relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

On the positive side, PetroBras, the Brazilian energy company whose shares rose 45.78% during the period, was the strongest contributor to performance, adding 0.27% to the Fund's relative results. U.S. media holdings USA Interactive, which climbed 18.19%, and Liberty Media, which rose 33.01%, also performed well, adding 0.24% and 0.20%, respectively, to performance. Danske Bank, based in Denmark, gained 25.91% in value and added 0.22% to performance. Finally, News Corporation, the Australian-based international media company, climbed 20.87%, which resulted in a contribution of 0.17% to the Fund's relative returns.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Residual currency hedges that were in place during the fourth quarter of 2002 hurt performance. We have reduced our hedges considerably during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Several select holdings within the industrial sector held back performance, offsetting our slightly underweight position in this industry compared to the index. Likewise, declines among several of our stocks in information technology, an area in which we were underweight compared to the index, also detracted from our performance as this industry generally did well during the period. On the positive side, although we have less exposure to the financial sector compared to the index, our stock-picking in this industry made a larger relative contribution to performance. Similarly, the energy sector also advanced, and our select holdings in this industry, which outweighed the index considerably, aided performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our underweight in US-based stocks compared to the index negatively impacted the Fund, as this stock group fared the best during the period. Similarly, our holdings in Japan worked against us, as the Fund held considerably more stocks in this underperforming country than the index. On the positive side, our Brazil-based and Danish companies worked well for the Fund, as these groups advanced during the period. We were significantly overweight in both areas vs. the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our approach to managing the Fund during these unsettling times centers on achieving what we consider to be an appropriate mix of steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors, but are executing well and appear to be well positioned to benefit from an eventual up tick in economic growth. The fundamental research process will remain strictly focused on valuation, strong balance sheets, solid execution and strong cash flow generation.

                                          Janus Equity Funds  April 30, 2003  49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Worldwide Fund $32,310
Morgan Stanley Capital International World IndexSM $19,250

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($32,310) as compared to the Morgan Stanley Capital International World Index ($19,250).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          5/15/91*
--------------------------------------------------------------------------------
Janus Worldwide
Fund                     (22.05)%      (4.05)%        8.63%         10.30%
--------------------------------------------------------------------------------
Morgan Stanley
Capital International
World IndexSM            (14.58)%      (4.25)%        5.26%         5.63%

FUND STRATEGY
--------------------------------------------------------------------------------
Normally emphasizing an investment mix from at least five different countries, including the US. This broadly diversified portfolio seeks high-quality growth franchises believed to be trading at reasonable prices.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 1.0%
Cash and Cash Equivalents -- 5.8%
Common Stock -- Domestic -- 38.5%
Common Stock -- Foreign -- 54.7%

Number of Stocks: 140
Top 10 Equities: 19.1%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        2.7%                 2.7%
Total Fina Elf S.A.                                    2.5%                 2.1%
STMicroelectronics N.V.                                2.2%                 1.7%
Microsoft Corp.                                        2.0%                 1.8%
Samsung Electronics Company, Ltd.                      1.9%                 1.5%
Pfizer, Inc.                                           1.8%                 1.5%
Medtronic, Inc.                                        1.6%                 1.5%
EnCana Corp.                                           1.5%                 1.5%
Eni S.p.A                                              1.5%                 1.1%
Marsh & McLennan Companies, Inc.                       1.4%                 1.1%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------
[ ] Janus Worldwide Fund      o Morgan Stanley Capital
                                International World IndexSM

[BAR CHART OMITTED]
                                                                 Morgan Stanley
                                                  Janus             Capital
                                                Worldwide        International
                                                   Fund          World IndexSM

Medical -- Drugs                                   10.4%               8.6%
Oil Companies -- Integrated                         7.7%               6.1%
Multimedia                                          5.0%               2.0%
Electronic Components -- Semiconductors             4.9%               1.6%
Money Center Banks                                  4.4%               4.9%

TOP COUNTRIES
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United States      38.7%
United Kingdom      9.8%
Japan               8.3%
France              5.7%
Switzerland         4.1%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Worldwide Fund 92nd out of 167 and 7th out of 36 Global Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Helen Young Hayes will co-manage Janus Worldwide Fund through June 16, 2003, at which time Laurence Chang will become the sole portfolio manager of Janus Worldwide Fund.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

50  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
Advertising Services - 0.8%
  13,252,749    WPP Group PLC** .............................    $    93,456,361

Aerospace and Defense - 3.4%
   1,575,980    General Dynamics Corp. ......................         97,821,079
   1,331,650    Lockheed Martin Corp. .......................         66,649,082
   1,770,125    Northrop Grumman Corp. ......................        155,682,494
   2,628,240    Raytheon Co. ................................         78,663,223

                                                                     398,815,878
Applications Software - 2.0%
   9,263,440    Microsoft Corp. .............................        236,866,161

Athletic Footwear - 0.8%
     421,314    Adidas - Salomon A.G.** .....................         36,440,134
   1,062,660    NIKE, Inc. - Class B ........................         56,884,190

                                                                      93,324,324
Audio and Video Products - 0.3%
   1,372,565    Sony Corp.** ................................         33,376,140

Automotive - Cars and Light Trucks - 2.3%
   1,903,846    BMW A.G.** ..................................         63,529,490
   4,283,200    Honda Motor Company, Ltd.** .................        141,863,492
   8,848,690    Nissan Motor Company, Ltd.** ................         67,889,916

                                                                     273,282,898
Beverages - Non-Alcoholic - 0.3%
     748,590    Coca-Cola Co. ...............................         30,243,036

Beverages - Wine and Spirits - 1.2%
  12,541,867    Diageo PLC** ................................        139,079,451

Brewery - 0.8%
     864,900    Asahi Breweries, Ltd.** .....................          5,141,825
   2,220,429    Heineken N.V.** .............................         82,444,570

                                                                      87,586,395
Broadcast Services and Programming - 2.7%
   3,295,222    Clear Channel Communications, Inc.* .........        128,876,132
   3,465,720    Grupo Televisa S.A. (ADR)*,** ...............        105,149,945
   7,497,500    Liberty Media Corp. - Class A* ..............         82,472,500

                                                                     316,498,577
Cable Television - 0.6%
   1,512,820    Comcast Corp. - Class A* ....................         48,274,086
     833,940    Comcast Corp. - Special Class A* ............         25,068,236

                                                                      73,342,322
Casino Services - 0.3%
     413,890    International Game Technology* ..............         35,718,707

Cellular Telecommunications - 2.2%
  66,880,050    China Mobile, Ltd.** ........................        134,205,508
  48,718,355    Vodafone Group PLC** ........................         96,848,048
   1,159,585    Vodafone Group PLC (ADR)** ..................         22,913,400

                                                                     253,966,956
Chemicals - Diversified - 1.0%
   9,310,896    BOC Group PLC** .............................        117,412,999

Chemicals - Specialty - 0.5%
     150,356    Givaudan S.A.** .............................         58,201,893

Commercial Banks - 2.8%
   2,129,071    Banco Popular Espanol S.A.** ................        103,217,260
   6,207,023    Danske Bank A/S .............................        119,426,473
   1,960,943    Kookmin Bank** ..............................         55,035,518
     317,726    Kookmin Bank (ADR)** ........................          8,753,351
   4,417,048    Westpac Banking Corporation, Ltd. ...........         43,960,743

                                                                     330,393,345
Commercial Services - Finance - 0.4%
     912,520    Moody's Corp. ...............................    $    44,065,591

Computers - 1.5%
   3,600,320    Dell Computer Corp.* ........................        104,085,251
     826,475    IBM Corp. ...................................         70,167,727

                                                                     174,252,978
Computers - Integrated Systems - 0.2%
     635,550    Diebold, Inc. ...............................         25,409,289

Cosmetics and Toiletries - 1.5%
   2,194,270    Estee Lauder Companies, Inc. - Class A ......         71,313,775
   5,655,285    Kao Corp.** .................................        103,138,059

                                                                     174,451,834
Data Processing and Management - 0.9%
     976,990    First Data Corp. ............................         38,327,318
   2,451,470    Fiserv, Inc.* ...............................         72,171,277

                                                                     110,498,595
Diversified Minerals - 0.5%
   1,901,825    Companhia Vale do Rio Doce (ADR) ............         53,175,027

Diversified Operations - 1.0%
   1,592,555    ARAMARK Corp. - Class B* ....................         36,565,063
   2,533,000    Cendant Corp.* ..............................         36,171,240
   2,628,290    Tyco International, Ltd. ....................         41,001,324

                                                                     113,737,627
Electronic Components - Semiconductors - 4.9%
     619,800    Rohm Company, Ltd.** ........................         63,871,726
     870,680    Samsung Electronics Company, Ltd.** .........        218,565,756
   9,722,490    STMicroelectronics N.V.** ...................        200,951,316
   2,844,984    STMicroelectronics N.V. (New York Shares)** .         58,578,221
   1,890,395    Texas Instruments, Inc. .....................         34,953,404

                                                                     576,920,423
Enterprise Software/Services - 0.5%
   1,933,665    Computer Associates International, Inc. .....         31,402,720
     250,624    SAP A.G.** ..................................         25,480,820

                                                                      56,883,540
Entertainment Software - 0.2%
     421,880    Electronic Arts, Inc.* ......................         25,004,828

Fiduciary Banks - 1.2%
   2,872,400    Bank of New York Company, Inc. ..............         75,974,980
     864,220    Northern Trust Corp. ........................         30,334,122
     852,350    State Street Corp. ..........................         29,857,820

                                                                     136,166,922
Finance - Consumer Loans - 0.6%
     619,240    SLM Corp. ...................................         69,354,880

Finance - Credit Card - 0.3%
     983,260    American Express Co. ........................         37,226,224

Finance - Investment Bankers/Brokers - 3.0%
   7,917,881    Citigroup, Inc. .............................        310,776,829
     430,055    Goldman Sachs Group, Inc. ...................         32,641,174
   1,185,000    Nomura Securities Company, Ltd.** ...........         11,734,739

                                                                     355,152,742
Finance - Mortgage Loan Banker - 1.0%
   1,691,180    Fannie Mae ..................................        122,424,520

Food - Catering - 0.8%
  21,207,092    Compass Group PLC** .........................         97,968,570

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  51

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Food - Diversified - 2.0%
     245,067    Groupe Danone** .............................    $    34,679,790
     378,701    Nestle S.A.** ...............................         77,205,570
   1,947,614    Unilever N.V.** .............................        122,698,485

                                                                     234,583,845
Food - Wholesale/Distribution - 0.3%
   1,321,565    Sysco Corp. .................................         37,968,562

Hotels and Motels - 0.4%
   1,655,815    Starwood Hotels & Resorts Worldwide, Inc. ...         44,442,075

Industrial Gases - 0.5%
     413,567    L'Air Liquide S.A.** ........................         62,632,261

Insurance Brokers - 1.9%
   3,533,110    Marsh & McLennan Companies, Inc. ............        168,458,685
   1,577,130    Willis Group Holdings, Ltd. .................         49,190,685

                                                                     217,649,370
Internet Security - 0.7%
   5,383,444    Check Point Software Technologies, Ltd.* ....         84,681,574

Machinery - Construction and Mining - 0.8%
   3,815,605    Atlas Copco A.B. - Class A ..................         92,595,581

Machinery - Electrical - 0.5%
   1,248,759    Schneider Electric S.A.** ...................         59,118,263

Medical - Drugs - 10.4%
   3,355,020    Abbott Laboratories .........................        136,314,463
   2,599,600    Aventis S.A.** ..............................        132,033,985
     719,100    Eisai Company, Ltd.** .......................         12,692,483
   1,475,900    Fujisawa Pharmaceutical Co.** ...............         24,998,474
   5,345,024    GlaxoSmithKline PLC** .......................        107,995,056
   1,515,906    Novartis A.G.** .............................         59,797,510
   6,880,961    Pfizer, Inc. ................................        211,589,551
   1,713,134    Roche Holding A.G.** ........................        109,008,202
      58,668    Serono S.A. - Class B** .....................         31,837,294
   4,092,000    Takeda Chemical Industries, Ltd.** ..........        149,941,640
   2,105,295    Teva Pharmaceutical Industries, Ltd. (ADR) ..         98,317,276
   5,600,420    Yamanouchi Pharmaceutical Company, Ltd.** ...        141,348,853

                                                                   1,215,874,787
Medical - HMO - 1.3%
   1,606,315    UnitedHealth Group, Inc. ....................        147,989,801

Medical Instruments - 1.6%
   3,915,711    Medtronic, Inc. .............................        186,936,043

Medical Labs and Testing Services - 0.2%
     961,340    Laboratory Corporation of America Holdings* .         28,321,076

Medical Products - 1.0%
   8,670,750    Amersham PLC** ..............................         62,326,902
   1,006,950    Johnson & Johnson ...........................         56,751,702

                                                                     119,078,604
Metal Processors and Fabricators - 1.1%
   9,064,152    Assa Abloy A.B. - Class B ...................         86,434,699
   1,361,300    SKF A.B. - Class B ..........................         39,442,872

                                                                     125,877,571
Money Center Banks - 4.4%
  13,986,077    Barclays PLC** ..............................         96,200,098
   6,276,387    Royal Bank of Scotland Group PLC** ..........        164,613,708
   1,393,640    Societe Generale - Class A** ................         85,232,167
   2,950,676    UBS A.G.** ..................................        139,999,705
   7,721,089    UniCredito Italiano S.p.A.** ................         33,795,472

                                                                     519,841,150
Multi-Line Insurance - 1.1%
   3,442,895    Allstate Corp. ..............................    $   130,107,002

Multimedia - 5.0%
  10,015,065    AOL Time Warner, Inc.* ......................        137,006,089
     613,660    Gannett Company, Inc. .......................         46,466,335
   1,854,175    McGraw-Hill Companies, Inc. .................        108,265,278
  18,752,358    News Corporation, Ltd. ......................        133,493,731
     693,936    News Corporation, Ltd. (ADR) ................         19,624,510
   1,684,815    Viacom, Inc. - Class B* .....................         73,137,819
   3,377,855    Walt Disney Co. .............................         63,030,774

                                                                     581,024,536
Networking Products - 0.7%
   5,830,040    Cisco Systems, Inc.* ........................         87,683,802

Non-Hazardous Waste Disposal - 0.2%
   1,040,200    Waste Management, Inc. ......................         22,593,144

Office Automation and Equipment - 0.8%
   2,313,000    Canon, Inc.** ...............................         93,481,972

Oil Companies - Exploration and Production - 0.9%
   1,014,706    Canadian Natural Resources, Ltd. ............         33,809,387
  21,501,500    CNOOC, Ltd.** ...............................         28,258,690
   1,291,795    EOG Resources, Inc. .........................         48,287,297

                                                                     110,355,374
Oil Companies - Integrated - 7.0%
  12,720,236    BP PLC** ....................................         80,731,451
   5,457,836    EnCana Corp. ................................        178,846,278
  12,194,676    Eni S.p.A.** ................................        174,038,471
 128,047,200    PetroChina Company, Ltd.** ..................         29,224,662
     463,580    Petroleo Brasileiro S.A. (ADR) ..............          8,599,409
   2,244,509    Total Fina Elf S.A.** .......................        294,328,004
     348,815    Yukos (ADR) .................................         61,042,625

                                                                     826,810,900
Oil Refining and Marketing - 0.3%
   5,111,789    Statoil A.S.A. ..............................         40,542,100

Optical Supplies - 0.4%
     760,690    Hoya Corp.** ................................         44,967,839

Paper and Related Products - 0.8%
   6,404,950    UPM - Kymmene Oyj** .........................         93,639,569

Petrochemicals - 1.0%
  19,341,184    Reliance Industries, Ltd. ...................        112,301,013

Publishing - Newspapers - 0.5%
   1,197,785    New York Times Co. - Class A ................         55,553,268

Retail - Discount - 0.6%
   2,087,375    Costco Wholesale Corp.* .....................         72,285,796

Security Services - 0.6%
   6,128,520    Securitas A.B. - Class B ....................         71,927,204

Soap and Cleaning Preparations - 0.5%
   3,598,097    Reckitt Benckiser PLC** .....................         64,036,421

Super-Regional Banks - 0.6%
     991,715    Bank of America Corp. .......................         73,436,496

Telecommunication Equipment - 0.8%
   4,411,023    Nokia Oyj** .................................         74,629,562
   1,245,270    Nokia Oyj (ADR)** ...........................         20,634,124

                                                                      95,263,686
Telecommunication Services - 0.4%
 182,494,000    China Telecom Corporation, Ltd.*,** .........         34,865,369
     466,500    China Telecom Corporation, Ltd. (ADR)*,** ...          8,863,500

                                                                      43,728,869

See Notes to Schedules of Investments and Financial Statements.

52  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telephone - Integrated - 0.8%
   4,877,264    Telecom Italia S.p.A.** .....................    $    39,816,489
   7,708,706    Telecom Italia S.p.A. - RNC** ...............         37,784,718
     436,676    Telefonos de Mexico S.A. (ADR)** ............         13,191,982

                                                                      90,793,189
Tobacco - 1.2%
   2,709,015    Altria Group Inc. ...........................         83,329,301
       8,900    Japan Tobacco, Inc.** .......................         51,865,672

                                                                     135,194,973
Toys - 0.1%
     217,000    Nintendo Company, Ltd.** ....................         16,958,243

Travel Services - 1.3%
   5,241,335    USA Interactive* ............................        156,977,983
--------------------------------------------------------------------------------
Total Common Stock (cost $10,616,625,312) ...................     10,941,512,975
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Automotive - Cars and Light Trucks - 0.3%
      92,345    Porsche A.G.** ..............................         33,597,221

Oil Companies - Integrated - 0.7%
   4,451,225    Petroleo Brasileiro S.A. (ADR) ..............         76,160,460

--------------------------------------------------------------------------------
Total Preferred Stock (cost $117,784,195) ...................        109,757,681
--------------------------------------------------------------------------------
Time Deposits - 5.3%
                Fifth Third Bank
$324,200,000      1.26%, 5/1/03 .............................        324,200,000
                SunTrust Bank
 300,000,000      1.26%, 5/1/03 .............................        300,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $624,200,000) .....................        624,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $11,358,609,507) - 99.5% ......     11,675,470,656
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         63,984,305
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $11,739,454,961
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          1.7%          $   197,078,984
Bermuda                                            0.8%               90,192,009
Brazil                                             1.2%              137,934,896
Canada                                             1.8%              212,655,665
China                                              0.6%               72,953,531
Denmark                                            1.0%              119,426,473
Finland                                            1.6%              188,903,255
France                                             5.7%              668,024,470
Germany                                            1.4%              159,047,665
Hong Kong                                          1.4%              162,464,198
India                                              1.0%              112,301,013
Israel                                             1.6%              182,998,850
Italy                                              2.4%              285,435,150
Japan                                              8.3%              963,271,073
Mexico                                             1.0%              118,341,927
Netherlands                                        4.0%              464,672,592
Norway                                             0.3%               40,542,100
Russia                                             0.5%               61,042,625
South Korea                                        2.4%              282,354,625
Spain                                              0.9%              103,217,260
Sweden                                             2.5%              290,400,356
Switzerland                                        4.1%              476,050,174
United Kingdom                                     9.8%            1,143,582,465
United States++                                   44.0%            5,142,579,300
--------------------------------------------------------------------------------
Total                                            100.0%          $11,675,470,656

++Includes Short-Term Securities (38.7% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/22/03          17,000,000    $    26,973,037    $      (613,007)
British Pound 9/26/03          15,000,000         23,749,000           (352,150)
British Pound 10/17/03         23,000,000         36,368,453           (657,733)
Euro 9/26/03                   88,000,000         97,703,306         (2,721,099)
Hong Kong Dollar
  8/8/03                    1,401,300,000        179,551,793            (22,237)
Japanese Yen 8/8/03         9,400,000,000         79,124,283            301,151
Japanese Yen 10/17/03       9,733,000,000         82,123,548           (947,568)
Mexican Peso 8/8/03           678,700,000         64,921,483         (4,289,566)
South Korean Won
  5/9/03                   39,100,000,000         32,160,423            796,421
South Korean Won
  5/27/03                  47,620,000,000         39,118,077            219,577
Swiss Franc 10/17/03           46,200,000         34,224,335           (907,347)
--------------------------------------------------------------------------------
Total                                        $   696,017,738    $    (9,193,558)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  53

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

--------------------------------------------------------------------------------

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Balanced Fund gained 2.81% while its benchmarks, the S&P 500(R) Index, rose 4.47% and the Lehman Brothers Government/Credit Index gained 5.52%.(1) For the 12 months ended April 30, 2003, the Fund earned a first-quartile position, ranking 59th out of 509 Balanced Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. Treasury yields generally fell as prices rose, with gains most pronounced at the extreme ends of the yield curve. The decline in short-term rates was aided by a 50-basis point cut in the Federal Funds rate on the opening days of the period.

As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest detractor was Automatic Data Processing, which lost 20.39% in share value during the period. The payroll processor subtracted 0.74% from the Fund's relative performance. Insurance and financial services company American International Group also disappointed, declining 7.20% and detracting 0.35% from our results. Other holdings that worked against us included defense contractor General Dynamics Corp., which fell 20.79%, auto manufacturer Bayerische Motoren-Werke Ag, which declined 6.63%, and software giant Microsoft, which fell 4.08%. These stocks contributed respective losses of 0.33%, 0.24% and 0.18% to the Fund's relative returns.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

At the top of our list of strong performers was Liberty Media, a diversified worldwide entertainment company, which gained 33.01% in share value, and Internet portal Yahoo!, which rose 66.02%. These holdings contributed 0.48% and 0.42%, respectively, to the Fund's relative results. Also aiding our performance was Lexmark International, a provider of computer printing supplies and services, which rose 25.40% and added 0.37% to the Fund's returns. Rounding out our list of standouts were worldwide hotel operator Marriott International, which gained 16.61%, and industrial giant General Electric, which advanced 18.49%. These two stocks contributed 0.35% and 0.34%, respectively, to our relative results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our overweight positions in the consumer staples and consumer discretionary sectors provided a boost to performance during the period. Within the consumer staples sector, strong stock-picking also had a positive effect on the Fund's results. Meanwhile, our performance was held back by select holdings in the financial sector, a group in which we carried a comparable weighting to the index. We were also hurt by a number of specific holdings in the industrial sector, an area in which we had more exposure than the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Given the lingering uncertainty, I will continue to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

54  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Balanced Fund $32,285
S&P 500(R) Index $27,202
Lehman Brothers Government/
Credit Index $21,706

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through through April 30, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($32,285) as compared to the S&P 500 Index ($27,202) and the Lehman Brothers Government/Credit Index ($21,706).

                         One           Five           Ten           Since
                         Year          Year           Year          9/1/92*
Janus Balanced
Fund                     (3.42)%       5.25%          10.78%        11.62%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         9.84%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
Index                    12.43%        7.77%          7.33%         7.54%

FUND STRATEGY
--------------------------------------------------------------------------------
To attempt to achieve a diversified and balanced mix of equity and income-producing securities (40%-60% of each), this fund invests primarily in mature companies believed to demonstrate a history of solid earnings, strong cash flows, and shareholder-oriented management.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Foreign Dollar/Non-Dollar Bonds -- 0.5%
Preferred Stock -- 0.9%
Common Stock -- Foreign -- 5.2%
U.S. Treasury Notes/Bonds -- 9.8%
U.S. Government Agencies -- 10.0%
Cash and Cash Equivalents -- 10.3%
Corporate Bonds -- 21.6%
Common Stock -- Domestic -- 41.7%

Number of Bonds: 145
Number of Stocks: 87
Top 10 Equities: 13.6%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        1.7%                 1.5%
Marsh & McLennan Companies, Inc.                       1.5%                 1.8%
Exxon Mobil Corp.                                      1.5%                 1.7%
Berkshire Hathaway, Inc. - Class B                     1.4%                 1.4%
Gannett Co.                                            1.4%                 1.7%
Anheuser-Busch Companies, Inc.                         1.3%                 1.3%
Microsoft Corp.                                        1.3%                 1.1%
Procter & Gamble Co.                                   1.2%                 0.9%
3M Co.                                                 1.2%                 1.4%
Viacom, Inc. - Class B                                 1.1%                 1.5%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Balanced Fund       o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Balanced       S&P 500(R)
                                                    Fund              Index

Multimedia                                          4.7%               2.5%
Diversified Operations                              3.6%               5.3%
Cable Television                                    3.5%               0.9%
Finance -- Investment Bankers/Brokers               3.3%               4.9%
Oil Companies -- Integrated                         3.2%               4.3%
Medical -- Drugs                                    2.7%               8.1%
Brewery                                             2.3%               0.5%
Cosmetics and Toiletries                            2.3%               2.6%
Beverages -- Non-Alcoholic                          2.3%               2.2%
Hotels and Motels                                   2.2%               0.2%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Balanced Fund 7th out of 336 and 4th out of 98 Balanced Funds for the 5-, and 10-year periods respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  55

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 46.9%
Aerospace and Defense - 0.6%
     399,730    General Dynamics Corp. ......................    $    24,811,241

Airlines - 0.3%
     664,665    Southwest Airlines Co. ......................         10,608,053

Applications Software - 1.2%
   1,984,720    Microsoft Corp. .............................         50,749,290

Automotive - Cars and Light Trucks - 0.6%
     747,450    BMW A.G.** ..................................         24,941,680

Beverages - Non-Alcoholic - 1.1%
     737,965    Pepsi Bottling Group, Inc. ..................         15,157,801
     649,055    PepsiCo, Inc. ...............................         28,091,100

                                                                      43,248,901
Beverages - Wine and Spirits - 0.9%
   3,180,981    Diageo PLC ** ...............................         35,274,580

Brewery - 1.3%
   1,073,625    Anheuser-Busch Companies, Inc. ..............         53,552,415

Broadcast Services and Programming - 0.9%
   3,227,155    Liberty Media Corp. - Class A* ..............         35,498,705

Cable Television - 1.0%
     375,019    Comcast Corp. - Class A* ....................         11,966,856
     532,012    Comcast Corp. - Special Class A* ............         15,992,281
     379,400    Cox Communications, Inc. - Class A* .........         12,558,140

                                                                      40,517,277
Chemicals - Diversified - 0.5%
     503,650    E.I. du Pont de Nemours and Co. .............         21,420,235

Computer Services - 0%
      27,500    SunGard Data Systems, Inc.* .................            591,250

Computers - 1.4%
     753,060    Dell Computer Corp.* ........................         21,770,965
     431,345    IBM Corp. ...................................         36,621,191

                                                                      58,392,156
Computers - Peripheral Equipment - 0.7%
     384,245    Lexmark International Group, Inc. - Class A*          28,630,095

Cosmetics and Toiletries - 2.0%
     186,440    Avon Products, Inc. .........................         10,845,215
     329,555    Colgate-Palmolive Co. .......................         18,840,659
     553,990    Procter & Gamble Co. ........................         49,776,002

                                                                      79,461,876
Data Processing and Management - 0.4%
     479,620    Automatic Data Processing, Inc. .............         16,129,621

Diversified Operations - 2.8%
     386,980    3M Co. ......................................         48,774,959
   1,370,495    General Electric Co. ........................         40,361,078
   1,008,350    Honeywell International, Inc. ...............         23,797,060

                                                                     112,933,097
Electric - Integrated - 0%
      25,700    Duke Energy Corp. ...........................            452,063

Electronic Components - Semiconductors - 0.6%
      22,200    Intel Corp. .................................            408,480
   1,400,075    Texas Instruments, Inc. .....................         25,887,387

                                                                      26,295,867
Enterprise Software/Services - 0.2%
     548,735    PeopleSoft, Inc.* ...........................          8,247,487

Fiduciary Banks - 0%
       9,900    State Street Corp. ..........................    $       346,797

Finance - Credit Card - 0.5%
     558,700    American Express Co. ........................         21,152,382

Finance - Investment Bankers/Brokers - 2.2%
   1,767,857    Citigroup, Inc. .............................         69,388,387
     256,530    Goldman Sachs Group, Inc. ...................         19,470,627

                                                                      88,859,014
Food - Diversified - 0.8%
     211,075    Kellogg Co. .................................          6,910,595
     407,605    Unilever N.V. (New York Shares)** ...........         25,666,887

                                                                      32,577,482
Hotels and Motels - 1.7%
     327,802    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          7,513,222
      14,000    Four Seasons Hotels, Inc.** .................            422,380
   1,182,810    Marriott International, Inc. - Class A ......         42,474,707
     694,600    Starwood Hotels & Resorts Worldwide, Inc. ...         18,643,064

                                                                      69,053,373
Insurance Brokers - 1.5%
   1,288,190    Marsh & McLennan Companies, Inc. ............         61,420,899

Life and Health Insurance - 0.6%
     756,875    AFLAC, Inc. .................................         24,757,381

Medical - Drugs - 2.5%
     200,970    Abbott Laboratories .........................          8,165,411
     323,030    Forest Laboratories, Inc.* ..................         16,707,112
     530,375    Merck & Company, Inc. .......................         30,857,218
   1,447,405    Pfizer, Inc. ................................         44,507,704

                                                                     100,237,445
Medical Instruments - 0.8%
     642,600    Medtronic, Inc. .............................         30,677,724

Medical Products - 0.8%
      28,000    Becton, Dickinson and Co. ...................            991,200
     589,015    Johnson & Johnson ...........................         33,196,885

                                                                      34,188,085
Multi-Line Insurance - 1.0%
     591,645    Allstate Corp. ..............................         22,358,265
     286,360    American International Group, Inc. ..........         16,594,562

                                                                      38,952,827
Multimedia - 3.0%
   1,583,745    AOL Time Warner, Inc.* ......................         21,665,632
     721,840    Gannett Company, Inc. .......................         54,657,725
   1,055,900    Viacom, Inc. - Class B* .....................         45,836,619

                                                                     122,159,976
Networking Products - 0.4%
     979,980    Cisco Systems, Inc.* ........................         14,738,899

Non-Hazardous Waste Disposal - 0.5%
     932,990    Waste Management, Inc. ......................         20,264,543

Oil Companies - Exploration and Production - 1.2%
     190,530    Anadarko Petroleum Corp. ....................          8,459,532
     395,303    Apache Corp. ................................         22,631,097
     411,720    Burlington Resources, Inc. ..................         19,066,753

                                                                      50,157,382

See Notes to Schedules of Investments and Financial Statements.

56  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.9%
      11,500    ChevronTexaco Corp. .........................    $       722,315
     236,454    EnCana Corp.** ..............................          7,748,294
     471,365    EnCana Corp. (New York Shares)** ............         15,507,909
   1,717,420    Exxon Mobil Corp. ...........................         60,453,184
     256,644    Total Fina Elf S.A.** .......................         33,654,361

                                                                     118,086,063
Radio - 0.1%
      64,425    Westwood One, Inc. ..........................          2,248,433

Reinsurance - 1.4%
      23,563    Berkshire Hathaway, Inc. - Class B* .........         54,948,916

Retail - Building Products - 0.2%
     316,325    Home Depot, Inc. ............................          8,898,222

Retail - Consumer Electronics - 0.3%
     315,065    Best Buy Company, Inc.* .....................         10,894,948

Retail - Discount - 1.1%
     381,075    Costco Wholesale Corp.* .....................         13,196,627
     531,120    Wal-Mart Stores, Inc. .......................         29,912,678

                                                                      43,109,305
Retail - Drug Store - 0.3%
     380,220    Walgreen Co. ................................         11,733,589

Retail - Jewelry - 0%
      15,000    Tiffany & Co. ...............................            416,100

Semiconductor Components/Integrated Circuits - 0.7%
     369,640    Linear Technology Corp. .....................         12,741,491
     347,330    Maxim Integrated Products, Inc. .............         13,646,596

                                                                      26,388,087
Soap and Cleaning Preparations - 0.4%
     842,885    Reckitt Benckiser PLC** .....................         15,001,079

Super-Regional Banks - 1.4%
     393,740    Bank of America Corp. .......................         29,156,447
   1,244,883    U.S. Bancorp ................................         27,574,158
      16,600    Wells Fargo & Co. ...........................            801,116

                                                                      57,531,721
Telecommunication Equipment - 0.5%
   1,250,490    Nokia Oyj (ADR)** ...........................         20,720,619

Telephone - Integrated - 0.6%
     646,940    Verizon Communications, Inc. ................         24,182,617

Textile - Home Furnishings - 0.5%
     393,660    Mohawk Industries, Inc.* ....................         21,836,320

Toys - 0.4%
     703,375    Mattel, Inc. ................................         15,291,372

Transportation - Air Freight - 0%
      10,000    CNF, Inc. ...................................            303,400

Transportation - Railroad - 0.6%
     521,745    Canadian National Railway Co.
                  (New York Shares)** .......................         25,372,459

Transportation - Services - 0.5%
     314,540    FedEx Corp. .................................         18,834,655

Travel Services - 0.5%
     658,650    USA Interactive* ............................         19,726,567

Web Portals/Internet Service Providers - 0.5%
     881,120    Yahoo!, Inc.* ...............................         21,834,154
--------------------------------------------------------------------------------
Total Common Stock (cost $1,873,874,832) ....................      1,898,658,724
--------------------------------------------------------------------------------
Corporate Bonds - 21.8%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  5,800,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................    $     6,566,893
   7,050,000      8.20%, notes, due 12/1/09 .................          8,749,847
  17,045,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         21,247,632

                                                                      36,564,372
Automotive - Truck Parts & Equipment - 0.7%
                Delphi Corp.:
   2,440,000      6.125%, notes, due 5/1/04 .................          2,504,331
  11,810,000      6.55%, notes, due 6/15/06 .................         12,523,678
  12,089,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         12,935,230

                                                                      27,963,239
Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          9,621,588
   9,520,000      4.375%, notes, due 9/15/09 ................          9,937,119
  12,275,000      7.125%, notes, due 9/30/09 ................         14,543,887
  11,625,000      6.125%, notes, due 8/15/11 ................         13,054,201

                                                                      47,156,795
Brewery - 1.0%
                Anheuser-Busch Companies, Inc.:
   8,345,000      5.65%, notes, due 9/15/08 .................          9,241,036
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,800,547
   7,950,000      6.00%, senior notes, due 4/15/11 ..........          8,874,593
   5,050,000      7.55%, notes, due 10/1/30 .................          6,523,640
   5,300,000      6.80%, notes, due 1/15/31 .................          6,290,411
   6,650,000      6.80%, notes, due 8/20/32 .................          7,911,339

                                                                      40,641,566
Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
   5,025,000      6.00%, notes, due 11/1/06 .................          5,434,889
   4,295,000      4.625%, notes, due 1/15/08 ................          4,423,833
   3,345,000    Liberty Media Corp., 5.70%
                  notes, due 5/15/13 ........................          3,355,537

                                                                      13,214,259
Cable Television - 2.5%
                Comcast Cable Communications, Inc.:
     841,000      6.375%, notes, due 1/30/06 ................            911,588
  16,444,000      6.75%, notes, due 1/30/11 .................         18,150,065
   4,195,000      7.125%, senior notes, due 6/15/13 .........          4,757,034
                Comcast Corp.:
   2,193,000      5.85%, notes, due 1/15/10 .................          2,333,525
   2,395,000      6.50%, notes, due 1/15/15 .................          2,601,916
   4,962,000      7.05%, bonds, due 3/15/33 .................          5,382,986
                Cox Communications, Inc.:
   6,275,000      7.50%, notes, due 8/15/04 .................          6,692,520
   3,585,000      7.75%, notes, due 8/15/06 .................          4,080,085
   5,688,000      7.125%, notes, due 10/1/12 ................          6,641,650
  10,415,000    CSC Holdings, Inc., 7.625%
                  senior notes, due 4/1/11 ..................         10,961,788
                TCI Communications, Inc.:
  24,550,000      6.375%, senior notes, due 5/1/03 ..........         24,550,000
   1,550,000      8.65%, senior notes, due 9/15/04 ..........          1,670,813
   7,912,000      6.875%, senior notes, due 2/15/06 .........          8,672,066
   3,733,000      7.875%, notes, due 8/1/13 .................          4,368,420

                                                                     101,774,456

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  57

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.4%
$ 13,894,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................    $    15,422,340

Commercial Banks - 0.3%
  10,100,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................         11,149,279

Computers - 0.7%
   8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          9,052,500
   8,023,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 ........................          8,035,147
   2,000,000    IBM Corp., 5.625%
                  notes, due 4/12/04 ........................          2,077,744
                Sun Microsystems, Inc.:
   2,745,000      7.35%, senior notes, due 8/15/04 ..........          2,882,176
   7,555,000      7.65%, senior notes, due 8/15/09 ..........          8,521,284

                                                                      30,568,851
Cosmetics and Toiletries - 0.3%
  10,635,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         11,634,913

Diversified Financial Services - 1.6%
                General Electric Capital Corp.:
  16,285,000      5.375% notes, due 4/23/04 .................         16,903,016
   6,865,000      4.25%, notes, due 1/28/05 .................          7,171,165
   9,600,000      2.85%, notes, due 1/30/06 .................          9,742,253
  19,885,000      5.35%, notes, due 3/30/06 .................         21,455,319
   1,750,000      5.875%, notes, due 2/15/12 ................          1,914,013
   6,425,000      6.75%, notes, due 3/15/32 .................          7,434,926

                                                                      64,620,692
Diversified Operations - 0.8%
                Honeywell International, Inc.:
  13,480,000      5.125%, notes, due 11/1/06 ................         14,572,338
  11,205,000      6.125%, notes, due 11/1/11 ................         12,444,520
   4,630,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ..................          5,046,700

                                                                      32,063,558
Electric - Integrated - 0.5%
                Dominion Resources, Inc.:
   4,927,000      2.80%, notes, due 2/15/05 .................          4,960,913
   3,205,000      4.125%, notes, due 2/15/08 ................          3,278,395
   3,208,000    Duke Energy Corp., 6.25%
                  notes, due 1/15/12 ........................          3,521,345
   8,435,000    Illinois Power Corp., 11.50%
                  first mortgage bonds, due 12/15/10 (144A) .          9,447,200

                                                                      21,207,853
Finance - Auto Loans - 0.3%
                General Motors Acceptance Corp.:
   7,308,000      5.36%, notes, due 7/27/04 .................          7,515,394
   5,055,000      5.25%, notes, due 5/16/05 .................          5,187,694

                                                                      12,703,088
Finance - Consumer Loans - 0.3%
   9,580,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................         10,434,833

Finance - Credit Card - 0.5%
  18,800,000    American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ..         19,899,988

Finance - Investment Bankers/Brokers - 1.1%
$ 12,355,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................    $    14,560,726
                Citigroup, Inc.:
  15,365,000      7.25%, subordinated notes, due 10/1/10 ....         18,215,038
   3,925,000      6.625%, notes, due 6/15/32 ................          4,431,513
   7,355,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................          8,323,117

                                                                      45,530,394
Food - Diversified - 0.7%
                Dean Foods Co.:
   2,370,000      6.75%, senior notes, due 6/15/05 ..........          2,429,250
   5,910,000      6.625%, senior notes, due 5/15/09 .........          6,087,300
                General Mills, Inc.:
   8,830,000      5.125%, notes, due 2/15/07 ................          9,510,228
   5,865,000      6.00%, notes, due 2/15/12 .................          6,434,274
   2,500,000    Kellogg Co., 7.45%
                  debentures, due 4/1/31 ....................          3,103,300

                                                                      27,564,352
Food - Retail - 0.4%
   7,235,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......          8,278,345
                Kroger Co.:
   3,815,000      7.80%, notes, due 8/15/07 .................          4,376,236
   2,025,000      7.00%, senior notes, due 5/1/18 ...........          2,269,774

                                                                      14,924,355
Food - Wholesale/Distribution - 0.1%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ........................          4,861,737

Hotels and Motels - 0.5%
   4,165,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 ......          4,206,650
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,415,000      6.75%, notes, due 11/15/05 ................          4,569,525
   8,120,000      7.375%, company guaranteed notes
                  due 5/1/07 ................................          8,485,400
   4,442,000      7.875%, company guaranteed notes
                  due 5/1/12 ................................          4,647,442

                                                                      21,909,017
Insurance Brokers - 0.2%
   8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  notes, due 3/15/07 ........................          9,489,858

Medical - Drugs - 0.2%
   4,735,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................          5,187,661
   2,575,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          2,890,401

                                                                       8,078,062
Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   3,485,000      7.50%, notes, due 11/15/05 ................          3,923,326
   3,145,000      5.20%, notes, due 1/17/07 .................          3,356,960

                                                                       7,280,286
Multi-Line Insurance - 0.2%
   8,995,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..........          9,589,534

See Notes to Schedules of Investments and Financial Statements.

58  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Multimedia - 1.7%
                AOL Time Warner, Inc.:
$  4,370,000      5.625%, notes, due 5/1/05 .................    $     4,602,746
  10,041,000      6.15%, company guaranteed notes
                  due 5/1/07 ................................         10,822,722
  12,920,000      9.15%, debentures, due 2/1/23 .............         15,662,696
   6,355,000      7.70%, notes, due 5/1/32 ..................          7,076,706
                Viacom, Inc.:
   9,690,000      7.75%, senior notes, due 6/1/05 ...........         10,783,555
   2,665,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          3,232,347
  17,640,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .........................         18,196,295

                                                                      70,377,067
Non-Hazardous Waste Disposal - 0.1%
   1,765,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................          1,835,600
   2,040,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 .................          2,168,061

                                                                       4,003,661
Oil Companies - Exploration and Production - 0.2%
   6,725,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31** ......................          7,993,281

Oil Companies - Integrated - 0.3%
   2,120,000    Coastal Corp., 6.20%
                  notes, due 5/15/04 ........................          2,072,300
   7,910,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          9,252,651

                                                                      11,324,951
Pipelines - 0.4%
                Duke Capital Corp.:
   3,198,000      6.25%, senior notes, due 7/15/05 ..........          3,346,480
   3,218,000      6.25%, senior notes, due 2/15/13 ..........          3,351,386
   7,261,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11 .................          6,317,070
   2,130,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................          2,002,200

                                                                      15,017,136
Resorts and Theme Parks - 0.1%
   3,155,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          3,273,312

Retail - Building Products - 0.7%
  27,550,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         29,332,347

Retail - Discount - 0.9%
   4,350,000    Target Corp., 5.50%
                  notes, due 4/1/07 .........................          4,712,916
                Wal-Mart Stores, Inc.:
  12,245,000      5.45%, notes, due 8/1/06 ..................         13,421,463
  14,605,000      6.875%, senior notes, due 8/10/09 .........         17,294,584

                                                                      35,428,963
Retail - Major Department Stores - 0.2%
                J.C. Penney Company, Inc.:
$  4,018,000      7.375%, notes, due 8/15/08 ................    $     4,178,720
   4,018,000      8.00%, notes, due 3/1/10 ..................          4,269,125

                                                                       8,447,845
Retail - Restaurants - 0.2%
   6,445,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          7,170,062
Specified Purpose Acquisition Company - 0.1%
   2,975,000    Gemstone Investors, Ltd., 7.71%
                  company guaranteed senior notes
                  due 10/31/04 (144A) .......................          2,863,438
Super-Regional Banks - 0.1%
   2,200,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          2,604,235

Telecommunication Services - 0.5%
                Verizon Global Funding Corp.:
  10,125,000      6.125%, notes, due 6/15/07 ................         11,274,309
   9,990,000      4.00%, notes, due 1/15/08 .................         10,218,022

                                                                      21,492,331
Textile - Home Furnishings - 0.1%
   2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          2,962,819

Tools - Hand Held - 0.3%
   8,350,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          9,690,734
   4,285,000    Stanley Works, 4.90%
                  notes, due 11/1/12 (144A) .................          4,363,120

                                                                      14,053,854
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $812,269,323) ...................        882,592,979
--------------------------------------------------------------------------------
Foreign Bonds - 0.3%
Foreign Government - 0.3%
EUR
  10,590,000    Deutscheland Republic, 5.00%
                  bonds, due 7/4/12** (cost $11,594,643) ....         12,614,059
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.6%
   1,109,970    General Motors Corp. - Series B
                  convertible, 5.25% ........................         26,500,534
Publishing - Newspapers - 0.3%
     136,060    Tribune Co.
                  convertible, 2.00% ........................         10,578,665
--------------------------------------------------------------------------------
Total Preferred Stock (cost $45,817,008) ....................         37,079,199
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09*,+
                  (cost $0) .................................                 77
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  59

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
                U.S. Government Agencies - 10.0% Fannie Mae:
$  8,240,000      6.50%, due 8/15/04 ........................    $     8,790,259
  41,613,000      1.875%, due 12/15/04 ......................         41,895,968
  35,718,000      2.125%, due 4/15/06 .......................         35,727,251
  21,060,000      5.50%, due 5/2/06 .........................         22,925,726
  11,050,000      4.75%, due 1/2/07 .........................         11,811,190
  30,225,000      5.00%, due 1/15/07 ........................         32,870,504
   7,775,000      5.25%, due 1/15/09 ........................          8,551,808
   1,775,000      6.375%, due 6/15/09 .......................          2,059,169
  13,940,000      6.25%, due 2/1/11 .........................         15,783,342
   2,130,000      6.00%, due 5/15/11 ........................          2,425,471
  23,595,000      5.375%, due 11/15/11 ......................         25,853,773
                Federal Home Loan Bank System:
  27,820,000      4.875%, due 5/14/04 .......................         28,861,330
  25,635,000      3.375%, due 6/15/04 .......................         26,252,598
  30,475,000      6.50%, due 11/15/05 .......................         33,935,893
                Freddie Mac:
     195,000      6.25%, due 7/15/04 ........................            206,520
  41,613,000      1.875%, due 1/15/05 .......................         41,838,501
  20,760,000      4.25%, due 6/15/05 ........................         21,849,111
  33,395,000      2.375%, due 4/15/06 .......................         33,636,947
   5,385,000      5.75%, due 4/15/08 ........................          6,056,300
   2,920,000      5.875%, due 3/21/11 .......................          3,237,276
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $389,631,643) ..........        404,568,937
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 9.8%
  18,955,000      3.375%, due 4/30/04 .......................         19,371,119
  67,198,000      2.125%, due 8/31/04 .......................         67,974,943
  10,195,000      6.50%, due 5/15/05 ........................         11,213,307
  20,273,000      4.625%, due 5/15/06 .......................         21,837,021
  24,425,000      3.50%, due 11/15/06 .......................         25,461,157
   1,133,070      3.625%, due 1/15/08 .......................          1,252,927
  23,525,000      5.625%, due 5/15/08 .......................         26,565,795
  20,615,000      6.00%, due 8/15/09 ........................         23,863,471
   7,335,000      5.75%, due 8/15/10 ........................          8,409,460
   8,130,000      5.00%, due 8/15/11 ........................          8,902,350
   3,425,000      4.875%, due 2/15/12 .......................          3,713,183
  35,402,000      7.25%, due 5/15/16 ........................         45,653,357
  19,807,000      7.875%, due 2/15/21 .......................         27,384,723
  17,116,000      7.25%, due 8/15/22 ........................         22,445,357
  21,607,000      6.25%, due 8/15/23 ........................         25,590,791
  20,140,000      6.00%, due 2/15/26 ........................         23,264,842
  10,995,000      5.25%, due 2/15/29 ........................         11,572,666
  20,040,000      6.25%, due 5/15/30 ........................         24,147,419
     400,000      5.375%, due 2/15/31 .......................            436,469
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $378,722,703) .........        399,060,357
--------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
  30,000,000    ABN AMRO Bank N.V., 1.34%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $30,001,117
                  collateralized by $21,435,546
                  in U.S. Government Obligations
                  2.698%-11.00%, 8/15/03-3/1/31
                  $13,096,720 in U.S. Treasury Bills
                  0%, 5/8/03 - 10/23/03; with
                  respective values of $17,507,726
                  and $13,092,319 (cost $30,000,000) ........         30,000,000
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 2.6%
                Federal Home Loan Bank System:
$ 50,000,000      1.15%, 6/19/03 ............................    $    49,921,736
  25,000,000      1.03%, 8/29/03 ............................         24,905,825
  30,000,000      1.03%, 9/15/03 ............................         29,871,000
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (cost $104,718,311) .......................................        104,698,561
--------------------------------------------------------------------------------
Time Deposits - 6.7%
 200,000,000    Society Generale
                  1.25% 5/1/03 ..............................        200,000,000
  71,300,000    SunTrust Bank
                  1.27% 5/1/03 ..............................         71,300,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $271,300,000) .....................        271,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,917,928,463) - 99.7% .......      4,040,572,893
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%         11,889,472
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,052,462,365
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             1.6%          $    64,557,545
Finland                                            0.5%               20,720,619
France                                             0.8%               33,654,361
Germany                                            1.0%               37,555,738
Netherlands                                        0.7%               25,666,887
United Kingdom                                     1.2%               50,275,736
United States++                                   94.2%            3,808,142,007
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,040,572,893

++Includes Short-Term Securities (84.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03           2,000,000    $     3,166,533    $       (46,953)
British Pound 10/17/03         26,400,000         41,744,659           (824,659)
Canadian Dollar 10/17/03       10,300,000          7,105,572           (118,973)
Euro 9/26/03                   59,000,000         65,505,626         (2,848,511)
--------------------------------------------------------------------------------
Total                                        $   117,522,390    $    (3,839,096)

See Notes to Schedules of Investments and Financial Statements.

60  Janus Equity Funds  April 30, 2003

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--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

--------------------------------------------------------------------------------

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Core Equity Fund gained 2.17% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a second-quartile position, ranking 473rd out of 997 Large-Cap Core Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest disappointment during the period was payroll processor Automatic Data Processing, which lost 20.39% in share value and subtracted 0.60% from the Fund's relative results. American International Group, an insurance and financial services company, also hurt us, as it fell 7.20% and detracted 0.42% from the Fund's performance. Other holdings that held back our results included aerospace and defense contractor General Dynamics, which declined 20.79%, German car maker Porsche, which fell 19.62%, and media conglomerate Viacom, which lost 2.695%. These holdings subtracted 0.28%, 0.25% and 0.20%, respectively, from performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Top performers included Internet search engine Yahoo!, which advanced 66.02%, and Liberty Media, a diversified worldwide entertainment company, which rose 33.01%. These stocks contributed 0.54% and 0.51%, respectively, to the Fund's relative results. Also aiding our performance was Lexmark International, a provider of computer printing supplies and services, which climbed 25.40% and added 0.38% to the Fund's returns. Rounding out our list of standouts were industrial giant General Electric, which advanced 18.49%, and worldwide hotel operator Marriott International, which climbed 16.61%. These holdings contributed 0.32% and 0.27%, respectively, to our relative results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Working in our favor during the period was strong stock selection in the information technology sector, an area in which we were slightly underweight vs. the index. Several well-considered stock picks in the consumer staples group also aided our results. Meanwhile, despite an overweight position in the strong-performing industrial sector, select holdings within this group hurt the Fund's relative performance. Also detracting from our results was an underweighting in the financial sector, which, as a whole, performed solidly, as well as the poor performance of a number of our individual holdings in this group.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

In this uncertain economic environment, we continue to try to balance companies that we believe have stable, recession-proof earnings against holdings that may offer higher earnings potential once the economy recovers. Furthermore, while we recognize that this clouded environment can be unsettling, especially for those who rely on company guidance and Wall Street analysis, we believe it gives us an opportunity to put our hands-on research process to work and gain insights not readily apparent to the average investor. To this end, we have intensified our research efforts, doubling our miles traveled, running and re-running our models and revisiting our analyses. That is the best way we know to create value for our shareholders, in any kind of economic climate.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
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                                          Janus Equity Funds  April 30, 2003  61

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--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Core Equity Fund $20,424
S&P 500(R) Index $15,164

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Core Equity Fund ($20,424) as compared to the S&P 500 Index ($15,164).

                             ONE            FIVE          SINCE
                             YEAR           YEAR          6/28/96*
--------------------------------------------------------------------------------
Janus Core Equity Fund       (14.82)%       3.06%         11.01%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%       (2.42)%       6.28%

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses primarily on equity securities of any size selected for their growth potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 2.1%
Cash and Cash Equivalents -- 8.8%
Common Stock -- Foreign -- 11.9%
Common Stock -- Domestic -- 77.2%

Number of Stocks: 89
Top 10 Equities: 23.7%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        3.1%                 2.7%
Berkshire Hathaway, Inc. - Class B                     2.7%                 2.8%
Marsh & McLennan Companies, Inc.                       2.7%                 3.2%
Exxon Mobil Corp.                                      2.4%                 2.8%
Anheuser-Busch Companies, Inc.                         2.4%                 2.6%
Microsoft Corp.                                        2.4%                 2.1%
Gannett Company, Inc.                                  2.2%                 3.1%
Pfizer, Inc.                                           2.0%                 1.7%
3M Co.                                                 1.9%                 2.6%
Procter & Gamble Co.                                   1.9%                 1.4%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Core Equity Fund         o S&P 500(R) Index

[BAR CHART OMITTED]

                                                 Janus Core         S&P 500(R)
                                                Equity Fund           Index

Diversified Operations                              5.1%               5.3%
Oil Companies -- Integrated                         4.8%               4.3%
Multimedia                                          4.8%               2.5%
Medical -- Drugs                                    4.2%               8.1%
Hotels and Motels                                   4.2%               0.2%
Finance -- Investment Bankers/Brokers               4.0%               4.9%
Cosmetics and Toiletries                            3.0%               2.6%
Reinsurance                                         2.7%               0.0%
Insurance Brokers                                   2.7%               0.4%
Computers                                           2.4%               3.4%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Core Equity Fund 7th out of 521 Large-Cap Core Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

62  Janus Equity Funds  April 30, 2003

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--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 89.1%
Advertising Sales - 1.0%
     195,560    Lamar Advertising Co.* ......................    $     7,024,515

Aerospace and Defense - 0.8%
      95,750    General Dynamics Corp. ......................          5,943,202

Agricultural Chemicals - 1.1%
     125,600    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares)** .......................          7,730,680

Applications Software - 2.4%
     651,520    Microsoft Corp. .............................         16,659,366

Automotive - Cars and Light Trucks - 0.9%
     185,069    BMW A.G.** ..................................          6,175,573

Automotive - Truck Parts and Equipment - 0.8%
     142,755    Lear Corp.* .................................          5,673,084

Beverages - Non-Alcoholic - 1.7%
     277,105    Pepsi Bottling Group, Inc. ..................          5,691,737
     144,215    PepsiCo, Inc. ...............................          6,241,625

                                                                      11,933,362
Beverages - Wine and Spirits - 1.3%
     834,704    Diageo PLC** ................................          9,256,212

Brewery - 2.4%
     334,380    Anheuser-Busch Companies, Inc. ..............         16,678,874

Broadcast Services and Programming - 2.4%
     104,770    Clear Channel Communications, Inc.* .........          4,097,555
   1,168,350    Liberty Media Corp. - Class A* ..............         12,851,850

                                                                      16,949,405
Cable Television - 1.9%
     126,909    Comcast Corp. - Class A* ....................          4,049,666
     126,483    Comcast Corp. - Special Class A* ............          3,802,079
     168,558    Cox Communications, Inc. - Class A* .........          5,579,270

                                                                      13,431,015
Chemicals - Diversified - 1.1%
     177,165    E.I. du Pont de Nemours and Co. .............          7,534,827

Chemicals - Specialty - 0.4%
     270,160    Syngenta A.G. (ADR) .........................          2,769,140

Computers - 2.4%
     258,375    Dell Computer Corp.* ........................          7,469,621
     113,145    IBM Corp. ...................................          9,606,011

                                                                      17,075,632
Computers - Integrated Systems - 0.8%
     141,280    Diebold, Inc. ...............................          5,648,374

Computers - Peripheral Equipment - 1.4%
     128,785    Lexmark International Group, Inc. - Class A*           9,595,770

Cosmetics and Toiletries - 3.0%
      50,640    Avon Products, Inc. .........................          2,945,729
      84,820    Colgate-Palmolive Co. .......................          4,849,159
     149,010    Procter & Gamble Co. ........................         13,388,549

                                                                      21,183,437
Data Processing and Management - 0.4%
      81,610    Automatic Data Processing, Inc. .............          2,744,544

Diversified Operations - 5.1%
     111,170    3M Co. ......................................         14,011,867
      76,890    Cooper Industries, Ltd. - Class A ...........          2,852,619
     435,350    General Electric Co. ........................         12,821,057
     280,490    Honeywell International, Inc. ...............          6,619,564

                                                                      36,305,107
Electronic Components - Semiconductors - 1.0%
     401,905    Texas Instruments, Inc. .....................    $     7,431,223

Enterprise Software/Services - 0.3%
     128,280    PeopleSoft, Inc.* ...........................          1,928,048

Finance - Credit Card - 0%
       8,985    American Express Co. ........................            340,172

Finance - Investment Bankers/Brokers - 4.0%
     563,615    Citigroup, Inc. .............................         22,121,889
      77,710    Goldman Sachs Group, Inc. ...................          5,898,189

                                                                      28,020,078
Food - Diversified - 0.9%
     104,075    Unilever N.V. (New York Shares)** ...........          6,553,603

Hotels and Motels - 4.2%
     295,773    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          6,779,117
      84,815    Four Seasons Hotels, Inc.** .................          2,558,869
     320,530    Marriott International, Inc. - Class A ......         11,510,232
     320,820    Starwood Hotels & Resorts Worldwide, Inc. ...          8,610,809

                                                                      29,459,027
Insurance Brokers - 2.7%
     394,835    Marsh & McLennan Companies, Inc. ............         18,825,733

Life and Health Insurance - 1.0%
     212,560    AFLAC, Inc. .................................          6,952,838

Medical - Drugs - 4.2%
      55,420    Abbott Laboratories .........................          2,251,715
     105,350    Forest Laboratories, Inc.* ..................          5,448,702
     134,570    Merck & Company, Inc. .......................          7,829,283
     472,895    Pfizer, Inc. ................................         14,541,521

                                                                      30,071,221
Medical Instruments - 1.4%
     204,855    Medtronic, Inc. .............................          9,779,778

Medical Products - 1.2%
     154,950    Johnson & Johnson ...........................          8,732,982

Multi-Line Insurance - 1.4%
     149,585    Allstate Corp. ..............................          5,652,817
      67,908    American International Group, Inc. ..........          3,935,269

                                                                       9,588,086
Multimedia - 4.8%
     421,855    AOL Time Warner, Inc.* ......................          5,770,976
     207,980    Gannett Company, Inc. .......................         15,748,246
     285,703    Viacom, Inc. - Class B* .....................         12,402,367

                                                                      33,921,589
Networking Products - 0.6%
     289,625    Cisco Systems, Inc.* ........................          4,355,960

Non-Hazardous Waste Disposal - 1.4%
     455,870    Waste Management, Inc. ......................          9,901,496

Oil Companies - Exploration and Production - 1.4%
      88,530    Apache Corp. ................................          5,068,342
     110,395    Burlington Resources, Inc. ..................          5,112,392

                                                                      10,180,734
Oil Companies - Integrated - 4.8%
     157,183    EnCana Corp.** ..............................          5,150,685
     168,505    EnCana Corp. (New York Shares)** ............          5,543,814
     488,640    Exxon Mobil Corp. ...........................         17,200,128
      48,879    Total Fina Elf S.A.** .......................          6,409,624

                                                                      34,304,251

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  63

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--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Paper and Related Products - 0.3%
     150,072    UPM - Kymmene Oyj** .........................    $     2,194,034

Pipelines - 1.4%
     680,985    El Paso Corp. ...............................          5,107,387
     143,871    Kinder Morgan Management LLC* ...............          4,933,337

                                                                      10,040,724
Property and Casualty Insurance - 0.3%
     149,640    Travelers Property Casualty Corp. - Class A .          2,428,657

Reinsurance - 2.7%
       8,108    Berkshire Hathaway, Inc. - Class B* .........         18,907,856

Retail - Auto Parts - 0.4%
      36,280    AutoZone, Inc.* .............................          2,931,787

Retail - Building Products - 0.5%
     121,830    Home Depot, Inc. ............................          3,427,078

Retail - Consumer Electronics - 0.5%
     108,315    Best Buy Company, Inc.* .....................          3,745,533

Retail - Discount - 1.8%
     105,020    Costco Wholesale Corp.* .....................          3,636,843
     165,630    Wal-Mart Stores, Inc. .......................          9,328,282

                                                                      12,965,125
Retail - Jewelry - 0.5%
     130,405    Tiffany & Co. ...............................          3,617,435

Retail - Restaurants - 0.2%
      69,860    Yum! Brands, Inc.* ..........................          1,725,542

Semiconductor Components/Integrated Circuits - 1.5%
     146,140    Linear Technology Corp. .....................          5,037,446
     149,320    Maxim Integrated Products, Inc. .............          5,866,783

                                                                      10,904,229
Soap and Cleaning Preparations - 0.6%
     244,274    Reckitt Benckiser PLC** .....................          4,347,418

Super-Regional Banks - 1.7%
      95,130    Bank of America Corp. .......................          7,044,376
     212,028    U.S. Bancorp ................................          4,696,420

                                                                      11,740,796
Telecommunication Equipment - 0.8%
     337,580    Nokia Oyj (ADR)** ...........................          5,593,701

Telephone - Integrated - 1.1%
     200,060    Verizon Communications, Inc. ................          7,478,243

Textile - Home Furnishings - 0.9%
     120,685    Mohawk Industries, Inc.* ....................          6,694,397

Toys - 1.0%
     324,600    Mattel, Inc. ................................          7,056,804

Transportation - Air Freight - 1.7%
     401,075    CNF, Inc. ...................................         12,168,616

Transportation - Railroad - 1.5%
     212,260    Canadian National Railway Co.
                  (New York Shares)** .......................         10,322,204

Transportation - Services - 1.1%
     132,020    FedEx Corp. .................................          7,905,358

Travel Services - 0.7%
     168,280    USA Interactive* ............................          5,039,986

Web Portals/Internet Service Providers - 1.3%
     368,690    Yahoo!, Inc.* ...............................          9,136,138
--------------------------------------------------------------------------------
Total Common Stock (cost $609,905,067) ......................        631,030,599
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Automotive - Cars and Light Trucks - 1.5%
     223,275    General Motors Corp. - Series A
                  convertible, 4.50% ........................    $     5,498,147
      14,546    Porsche A.G.** ..............................          5,292,167

                                                                      10,790,314
Publishing - Newspapers - 0.6%
      50,455    Tribune Co., convertible, 2.00% .............          3,922,876
--------------------------------------------------------------------------------
Total Preferred Stock (cost $16,372,458) ....................         14,713,190
--------------------------------------------------------------------------------
Repurchase Agreement - 9.3%
$ 66,000,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $66,002,420
                  collateralized by $5,145,499
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $100,197,417 in U.S. Government
                  Agencies, 0%-7.50%, 2/15/05-4/1/32
                  $3,928,285 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $4,280,088
                  $58,305,776 and $4,734,203
                  (cost $66,000,000) ........................         66,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $692,277,525) - 100.5% ........        711,743,789
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%      (3,802,446)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   707,941,343
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.4%          $     2,852,619
Canada                                             5.4%               38,085,369
Finland                                            1.1%                7,787,735
France                                             0.9%                6,409,624
Germany                                            1.6%               11,467,740
Netherlands                                        0.9%                6,553,603
Switzerland                                        0.4%                2,769,140
United Kingdom                                     1.9%               13,603,630
United States++                                   87.4%              622,214,329
--------------------------------------------------------------------------------
Total                                            100.0%          $   711,743,789

++Includes Short-Term Securities (78.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03             600,000    $       949,960    $       (14,086)
British Pound 10/17/03          7,200,000         11,384,907           (224,907)
Canadian Dollar 10/17/03        7,100,000          4,898,015            (83,803)
Euro 9/26/03                   15,200,000         16,876,026           (707,268)
--------------------------------------------------------------------------------
Total                                        $    34,108,908    $    (1,030,064)

See Notes to Schedules of Investments and Financial Statements.

64  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

[PHOTO]
David Corkins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Growth and Income Fund gained 4.01% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a first-quartile position, ranking 219th out of 997 Large-Cap Core Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job losses mounted. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Holdings that had the most significant negative impact on the Fund included Automatic Data Processing, the largest U.S. payroll company, which lost 20.4% in share value and detracted 0.21% from our total relative performance. Also hurting the Fund's results were tool maker Stanley Works, which fell 24.4%, and insurance and financial services company American International Group, which declined 7.2% and detracted 0.28% and 0.30%, respectively, from our total relative performance. Defense contractor General Dynamics, which declined 20.8%, and German car manufacturer Porsche, which fell 19.6%, also disappointed us during the period, detracting 0.30% and 0.38%, respectively, from the Fund's relative results.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Media conglomerate Liberty Media Corporation, whose shares rose 33.0%, contributed a 0.99% gain to the Fund's relative performance. Cable company Comcast was also a top performer, gaining 31.6% in share value and contributing 0.71% to the Fund's relative performance. Another standout was integrated chip maker Maxim Integrated Products, which climbed 23.7% and contributed a 0.44% gain to the Fund's relative results. Diversified industrial company General Electric, which gained 18.5%, and financial services concern Citigroup, which rose 6.8%, each contributed 0.36% to relative performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Strong stock selection in consumer discretionary stocks and an overweight position relative to the index contributed to the Fund's gains during the period. Also helping our results was our comparatively light exposure to consumer staples stocks, a group that struggled during the period. Meanwhile, our underweighting in information technology stocks held back the Fund's performance. As a group, information technology stocks were among the market's better-performers over the past six months. Select holdings in the industrials sector also hurt us, although the Fund's exposure to this industry was roughly even with that of the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Looking ahead, we will continue to maintain a flexible approach that is both diversified and mindful of risk. Our goal is to find the most opportunistic balance of core names and turnaround situations. For us, core names represent steady growth companies with strong fundamentals, whereas turnaround situations possess fundamentals that we believe have temporarily strayed but whose valuations and catalysts for change afford us the flexibility to be patient.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2003  65

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Growth and Income Fund $43,413
S&P 500(R) Index $31,798

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($43,413) as compared to the S&P 500 Index ($31,798).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          5/15/91*
--------------------------------------------------------------------------------
Janus Growth and
Income Fund              (13.29)%      1.77%          11.93%        13.06%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         10.16%

FUND STRATEGY
--------------------------------------------------------------------------------
By selecting what the manager believes to be solid, well-established companies, this diversified fund takes a conservative approach to growth investing. It focuses primarily on companies picked for their growth potential, though at least 25% of the portfolio includes income-generating securities.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 3.0%
Corporate Bonds -- 3.3%
Cash and Cash Equivalents -- 4.5%
Common Stock -- Foreign -- 4.5%
U.S. Treasury Notes -- 5.1%
Common Stock -- Domestic -- 79.6%

Number of Stocks: 93
Top 10 Equities: 28.6%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        4.4%                 4.5%
Microsoft Corp.                                        3.5%                 2.7%
Exxon Mobil Corp.                                      3.3%                 3.3%
Liberty Media Corp. - Class A                          3.0%                 2.4%
Viacom, Inc. - Class B                                 2.7%                 2.9%
Marsh & McLennan Companies, Inc.                       2.6%                 2.8%
Fannie Mae                                             2.5%                 1.7%
Comcast Corp. - Special Class A                        2.4%                 1.9%
Pfizer, Inc.                                           2.2%                 1.8%
General Electric Co.                                   2.0%                 1.6%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Growth and Income Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                             Janus Growth and       S&P 500(R)
                                                Income Fund           Index

Finance -- Investment Bankers/ Brokers              6.0%               4.9%
Oil Companies -- Integrated                         5.9%               4.3%
Multimedia                                          4.9%               2.5%
Broadcast Services and Programming                  4.4%               0.3%
Diversified Operations                              3.9%               5.3%
Cable Television                                    3.9%               0.9%
Medical -- Drugs                                    3.8%               8.1%
Applications Software                               3.5%               3.5%
Super -- Regional Banks                             3.1%               5.4%
Cosmetics and Toiletries                            2.7%               2.6%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Growth and Income Fund 17th out of 521 and 3rd out of 171 Large-Cap Core Funds for the 5-, and 10-year periods respectively.

*The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

66  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 84.1%
Advertising Sales - 0.5%
     825,175    Lamar Advertising Co.* ......................    $    29,640,286

Aerospace and Defense - 1.5%
     358,226    General Dynamics Corp. ......................         22,235,088
   1,232,570    Lockheed Martin Corp. .......................         61,690,128

                                                                      83,925,216
Airlines - 0.4%
   1,467,610    Southwest Airlines Co. ......................         23,423,056

Applications Software - 3.5%
   7,850,357    Microsoft Corp. .............................        200,733,628

Beverages - Non-Alcoholic - 1.2%
   1,644,973    PepsiCo, Inc. ...............................         71,194,431

Brewery - 1.9%
   2,200,424    Anheuser-Busch Companies, Inc. ..............        109,757,149

Broadcast Services and Programming - 4.4%
   1,976,541    Clear Channel Communications, Inc.* .........         77,302,519
  15,930,064    Liberty Media Corp. - Class A* ..............        175,230,704

                                                                     252,533,223
Cable Television - 3.9%
      81,210    Comcast Corp. - Class A* ....................          2,591,411
   4,478,255    Comcast Corp. - Special Class A* ............        134,616,345
   2,641,805    Cox Communications, Inc. - Class A* .........         87,443,745

                                                                     224,651,501
Casino Hotels - 0.5%
   3,565,150    Park Place Entertainment Corp.* .............         26,524,716

Chemicals - Diversified - 1.9%
   2,519,360    E.I. du Pont de Nemours and Co. .............        107,148,381

Commercial Services - Finance - 0.9%
   1,650,880    Paychex, Inc. ...............................         51,408,403

Computer Services - 0.6%
   2,563,055    Ceridian Corp.* .............................         35,754,617

Computers - 2.4%
   2,204,150    Apple Computer, Inc.* .......................         31,298,930
   1,017,881    Dell Computer Corp.* ........................         29,426,940
     937,653    IBM Corp. ...................................         79,606,740

                                                                     140,332,610
Computers - Peripheral Equipment - 0.8%
     608,970    Lexmark International Group, Inc. - Class A*          45,374,355

Consulting Services - 0.4%
   1,554,515    Accenture, Ltd. - Class A (New York Shares)*          24,903,330

Cosmetics and Toiletries - 2.7%
     783,383    Colgate-Palmolive Co. .......................         44,786,006
     185,470    International Flavors & Fragrances, Inc. ....          5,894,237
   1,195,055    Procter & Gamble Co. ........................        107,375,692

                                                                     158,055,935
Data Processing and Management - 0.6%
   1,001,299    Automatic Data Processing, Inc. .............         33,673,685

Diversified Operations - 3.9%
     579,596    3M Co. ......................................         73,052,280
   3,992,506    General Electric Co. ........................        117,579,302
   1,485,350    Honeywell International, Inc. ...............         35,054,260

                                                                     225,685,842
E-Commerce/Services - 0%
       8,732    eBay, Inc.* .................................    $       810,068

Electronic Components - Semiconductors - 0%
      78,263    Texas Instruments, Inc. .....................          1,447,083

Entertainment Software - 0.5%
     518,146    Electronic Arts, Inc.* ......................         30,710,513

Fiduciary Banks - 0.1%
     198,950    Northern Trust Corp. ........................          6,983,145

Finance - Commercial - 1.1%
   3,075,705    CIT Group, Inc. .............................         62,652,111

Finance - Investment Bankers/Brokers - 6.0%
   6,521,685    Citigroup, Inc. .............................        255,976,136
     851,315    Goldman Sachs Group, Inc. ...................         64,614,808
     862,830    J.P. Morgan Chase & Co. .....................         25,324,060

                                                                     345,915,004
Finance - Mortgage Loan Banker - 2.6%
   2,024,517    Fannie Mae ..................................        146,554,786
      38,857    Freddie Mac .................................          2,249,820

                                                                     148,804,606
Financial Guarantee Insurance - 0.7%
     892,410    MGIC Investment Corp. .......................         40,568,959

Hotels and Motels - 1.9%
   2,132,888    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         48,885,793
     431,545    Four Seasons Hotels, Inc. ...................         13,019,713
   1,927,255    Starwood Hotels & Resorts Worldwide, Inc. ...         51,727,524

                                                                     113,633,030
Insurance Brokers - 2.6%
   3,110,095    Marsh & McLennan Companies, Inc. ............        148,289,330

Life and Health Insurance - 1.5%
   1,207,558    AFLAC, Inc. .................................         39,499,222
   1,591,290    John Hancock Financial Services, Inc. .......         46,179,236

                                                                      85,678,458
Medical - Biomedical and Genetic - 0.1%
      47,380    Amgen, Inc.* ................................          2,904,868

Medical - Drugs - 3.8%
   1,021,769    Abbott Laboratories .........................         41,514,474
      28,190    Forest Laboratories, Inc.* ..................          1,457,987
     759,411    Merck & Company, Inc. .......................         44,182,532
   4,217,679    Pfizer, Inc. ................................        129,693,629

                                                                     216,848,622
Medical - HMO - 0.9%
     548,229    UnitedHealth Group, Inc. ....................         50,508,338

Medical Instruments - 1.8%
      30,539    Boston Scientific Corp.* ....................          1,314,704
   2,119,255    Medtronic, Inc. .............................        101,173,234

                                                                     102,487,938
Medical Products - 0.1%
      89,450    Johnson & Johnson ...........................          5,041,402

Motorcycle and Motor Scooter Manufacturing - 0.4%
     586,210    Harley-Davidson, Inc. .......................         26,051,172

Multi-Line Insurance - 0.6%
     613,884    American International Group, Inc. ..........         35,574,578

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  67

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Multimedia - 4.9%
   1,694,640    AOL Time Warner, Inc.* ......................    $    23,182,675
     826,000    Gannett Company, Inc. .......................         62,544,720
   3,535,379    Viacom, Inc. - Class B* .....................        153,470,802
   2,333,390    Walt Disney Co. .............................         43,541,057

                                                                     282,739,254
Networking Products - 0.3%
   1,274,475    Cisco Systems, Inc.* ........................         19,168,104

Non-Hazardous Waste Disposal - 0.8%
   2,232,870    Waste Management, Inc. ......................         48,497,936

Oil Companies - Integrated - 5.9%
   1,224,303    ConocoPhillips ..............................         61,582,441
   2,612,889    EnCana Corp. (New York Shares) ..............         85,964,048
   5,428,010    Exxon Mobil Corp. ...........................        191,065,952

                                                                     338,612,441
Pipelines - 0.5%
     648,705    Kinder Morgan, Inc. .........................         30,502,109

Printing - Commercial - 0.5%
   1,188,855    Valassis Communications, Inc.* ..............         31,623,543

Property and Casualty Insurance - 0.6%
   2,174,309    Travelers Property Casualty Corp. - Class B .         35,332,521

Publishing - Newspapers - 0%
      25,417    Tribune Co. .................................          1,244,925

Reinsurance - 1.9%
      46,197    Berkshire Hathaway, Inc. - Class B* .........        107,731,404

Retail - Auto Parts - 0%
      21,450    AutoZone, Inc.* .............................          1,733,375

Retail - Building Products - 0.1%
      34,449    Home Depot, Inc. ............................            969,050
      71,021    Lowe's Companies, Inc. ......................          3,117,112

                                                                       4,086,162
Retail - Discount - 0.8%
     809,556    Wal-Mart Stores, Inc. .......................         45,594,194

Retail - Regional Department Stores - 0%
      13,689    Kohl's Corp.* ...............................            777,535

Semiconductor Components/Integrated Circuits - 2.4%
   1,120,855    Linear Technology Corp. .....................         38,635,872
   2,480,600    Maxim Integrated Products, Inc. .............         97,462,774

                                                                     136,098,646
Soap and Cleaning Preparations - 0.2%
     650,874    Reckitt Benckiser PLC .......................         11,583,802

Steel - Producers - 0.3%
     460,940    Nucor Corp. .................................         18,829,399

Super-Regional Banks - 3.1%
   1,155,170    Bank of America Corp. .......................         85,540,339
   4,289,553    U.S. Bancorp ................................         95,013,599

                                                                     180,553,938
Telecommunication Equipment - 0.8%
   2,737,040    Nokia Oyj (ADR)** ...........................         45,352,753

Telephone - Integrated - 0.4%
     883,185    SBC Communications, Inc. ....................         20,631,202

Tools - Hand Held - 0.3%
     828,380    Stanley Works ...............................         19,905,971

Toys - 1.3%
   3,516,270    Mattel, Inc. ................................         76,443,710

Transportation - Railroad - 0.6%
     671,100    Canadian National Railway Co.
                  (New York Shares) .........................    $    32,635,593

Transportation - Services - 0.4%
     685,510    C.H. Robinson Worldwide, Inc. ...............         25,219,913

Travel Services - 1.3%
   2,512,555    USA Interactive* ............................         75,251,022
--------------------------------------------------------------------------------
Total Common Stock (cost $4,838,420,740) ....................      4,859,779,041
--------------------------------------------------------------------------------
Corporate Bonds - 3.3%
Advertising Sales - 0.1%
$  6,370,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............          6,465,550

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          7,332,905

Cellular Telecommunications - 0.1%
   3,250,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          3,607,500

Electric - Integrated - 0.1%
   6,170,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ................          6,139,150

Non-Hazardous Waste Disposal - 0.5%
   3,080,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................          3,203,200
                Waste Management, Inc.:
  15,945,000      6.375%, notes, due 12/1/03 ................         16,297,113
   3,140,000      7.00%, senior notes, due 10/1/04 ..........          3,337,114
   4,275,000      7.00%, notes, due 5/15/05 .................          4,628,756

                                                                      27,466,183
Oil Companies - Exploration and Production - 0.1%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          8,660,438

Pipelines - 0.1%
   4,405,000    El Paso Corp., 7.875%
                  notes, due 6/15/12 (144A) .................          3,898,425

Resorts and Theme Parks - 0.2%
                Six Flags, Inc.:
   1,770,000      9.50%, senior notes, due 2/1/09 ...........          1,805,400
   7,070,000      8.875%, senior notes, due 2/1/10 ..........          7,070,000

                                                                       8,875,400
Retail - Discount - 1.1%
  66,840,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................         67,333,680

Telephone - Integrated - 0.2%
   9,650,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................         11,855,961

Toys - 0.4%
                Mattel, Inc.:
   7,090,000      6.00%, notes, due 7/15/03 .................          7,104,336
  13,900,000      6.125%, notes, due 7/15/05 ................         14,254,937

                                                                      21,359,273
Transportation - Railroad - 0.3%
  15,000,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................         17,023,515
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $181,216,886) ...................        190,017,980
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

68  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Preferred Stock - 3.0%
Automotive - Cars and Light Trucks - 2.2%
   2,431,745    General Motors Corp. - Series B
                  convertible, 5.25% ........................    $    58,057,912
     186,759    Porsche A.G.** ..............................         67,947,191

                                                                     126,005,103
Electric - Integrated - 0.6%
   1,343,585    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ...................         37,257,612

Fiduciary Banks - 0.1%
      39,800    State Street Corp. ..........................          7,574,736

Non-Hazardous Waste Disposal - 0.1%
     135,425    Allied Waste Industries, Inc. ...............          7,042,100
--------------------------------------------------------------------------------
Total Preferred Stock (cost $220,087,764) ...................        177,879,551
--------------------------------------------------------------------------------
U.S. Treasury Notes - 5.1%
                U.S. Treasury Notes:
$    550,000      3.00%, due 1/31/04 ........................            557,691
 184,280,000      2.875%, due 6/30/04 .......................        187,850,425
  52,000,000      2.25%, due 7/31/04 ........................         52,664,196
  49,700,000      3.50%, due 11/15/06 .......................         51,808,373
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost $289,459,188) ...............        292,880,685
--------------------------------------------------------------------------------
Time Deposits - 4.2%
                Fifth Third Bank
 132,000,000      1.26%, 5/1/03 .............................        132,000,000
                SunTrust Bank
 108,600,000      1.26%, 5/1/03 .............................        108,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $240,600,000) .....................        240,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,769,784,578) - 99.7% .......      5,761,157,257
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%         19,806,209
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 5,780,963,466
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.4%          $    24,903,330
Canada                                             3.1%              180,505,147
Finland                                            0.8%               45,352,753
Germany                                            1.2%               67,947,191
United Kingdom                                     0.2%               11,583,802
United States++                                   94.3%            5,430,865,034
--------------------------------------------------------------------------------
Total                                            100.0%          $ 5,761,157,257

++Includes Short-Term Securities (90.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03                   23,400,000    $    25,980,197    $    (1,129,748)
--------------------------------------------------------------------------------
Total                                        $    25,980,197    $    (1,129,748)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  69

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

--------------------------------------------------------------------------------

[PHOTO]
David Decker
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Special Equity Fund gained 8.29% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking it 416th out of 485 Multi-Cap Core Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was South Korea energy concern SK Corp., which lost 22.91% in share value, and detracted 0.84% from the Fund's total relative performance. PC maker Apple Computer, which dropped 11.51%, also fell short of our expectations, detracting 0.62% from the Fund's relative performance. Another disappointment was flow technology provider SPX Corp., which lost 19.54% and detracted 0.56% from the Fund's relative performance. Conglomerate Berskshire Hathaway, which fell 5.20%, and financial concern Freddie Mac, which lost 7.79%, detracted 0.44% and 0.30%, respectively, from relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Entertainment conglomerate Liberty Media, which gained 33.01% in share value, contributed a 2.53% gain to the Fund's relative performance. Satellite-based entertainment provider EchoStar Communications, which rose 46.89%, was also a top performer, contributing 1.23% to the Fund's relative performance. Another strong holding was energy storage and transportation concern Kinder Morgan, which gained 19.68% and contributed a 0.86% gain to the Fund's relative results. An 18.70% gain from toy maker Mattel and 20.12% gain by Las Vegas resort holding company Station Casinos offered relative contributions of 0.70% and 0.58%, respectively.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our strong stock selection in consumer discretionary companies, of which we own nearly three fold more than the index, significantly helped the Fund's performance during the period, as this sector advanced. Meanwhile, our smaller number of stocks (compared to the index) in consumer staples, which struggled as a group, also contributed to positive gains. Elsewhere, although we were overweight in the industrials sector, which as a group gained, our stock-picking in this area worked against us during the period. We were also hurt by a number of holdings in the information technology sector, which also gained ground as a group, but which we were underweight compared to the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our investment process will continue to attempt to capitalize on the dislocation between intrinsic value, or the range of values that can be projected from a company's future discounted cash flows, and market value, which is the investment community's collective valuation of a company at any given moment. Assuming business conditions improve, our hope is that our companies will move closer to intrinsic value. If not, we believe our valuation-driven approach may help buffer against the downside.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

70  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Special Equity Fund $7,730
S&P 500(R) Index $7,021

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Equity Fund and the S&P 500 Index. Janus Special Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Equity Fund ($7,730) as compared to the S&P 500 Index ($7,021).

                                   ONE                          SINCE
                                   YEAR                         2/29/00*
--------------------------------------------------------------------------------
Janus Special Equity Fund**        (19.85)%                     (7.81)%
--------------------------------------------------------------------------------
S&P 500(R)Index                    (13.30)%                     (10.57)%

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified fund invests in companies with the potential for long-term growth of capital.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 0.2%
Corporate Bonds -- 0.4%
Common Stock -- Foreign -- 16.4%
Common Stock -- Domestic -- 83.0%

Number of Stocks: 44
Top 10 Equities: 49.4%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                         10.1%                 6.4%
Lear Corp.                                             5.6%                 4.7%
Ceridian Corp.                                         5.0%                 4.7%
Cemex S.A. de C.V. (ADR)                               4.5%                 5.9%
EchoStar Communications Corp.
  - Class A                                            4.4%                 1.9%
Apple Computer, Inc.                                   4.3%                 5.0%
Computer Associates International, Inc.                4.3%                 1.9%
Kinder Morgan Management LLC                           4.0%                 5.0%
Cadence Design Systems, Inc.                           3.6%                 3.3%
Reliance Industries, Ltd.                              3.6%                 2.7%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Special Equity Fund      o S&P 500(R) Index

[BAR CHART OMITTED]

                                              Janus Special         S&P 500(R)
                                               Equity Fund            Index

Broadcast Services and Programming                 10.1%               0.3%
Computer Services                                   5.7%               0.3%
Automotive -- Truck Parts and Equipment             5.6%               0.0%
Building Products -- Cement and Aggregate           4.5%               0.0%
Satellite Telecommunications                        4.4%               0.0%
Computers                                           4.3%               3.4%
Enterprise Software and Services                    4.3%               1.0%
Pipelines                                           4.0%               0.2%
Diversified Operations                              3.7%               5.3%
Electronic Design Automation                        3.6%               0.0%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Fund's inception date.

** On 2/28/03, Janus Special Situations Fund merged into Janus Strategic Value Fund and the fund name changed to Janus Special Equity Fund.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  71

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 99.4%
Advertising Agencies - 1.3%
   2,100,000    Interpublic Group of Companies, Inc. ........    $    23,940,000

Aerospace and Defense - Equipment - 1.0%
     343,460    Alliant Techsystems, Inc.* ..................         18,450,671

Apparel Manufacturers - 0.7%
     403,275    Liz Claiborne, Inc. .........................         13,118,536

Automotive - Cars and Light Trucks - 1.7%
   4,045,000    Nissan Motor Company, Ltd.** ................         31,034,504

Automotive - Truck Parts and Equipment - 5.6%
   2,630,775    Lear Corp.* .................................        104,546,999

Broadcast Services and Programming - 10.1%
  16,925,936    Liberty Media Corp. - Class A* ..............        186,185,296

Building Products - Cement and Aggregate - 4.5%
   3,653,275    Cemex S.A. de C.V. (ADR) ....................         83,477,334

Casino Hotels - 3.1%
   2,654,410    Station Casinos, Inc.* ......................         57,361,800

Commercial Services - 1.0%
     554,331    Arbitron, Inc.* .............................         18,880,514

Commercial Services - Finance - 1.4%
     519,440    Moody's Corp. ...............................         25,083,758

Computer Services - 5.7%
   6,806,555    Ceridian Corp.* .............................         94,951,442
     500,000    SunGard Data Systems, Inc.* .................         10,750,000

                                                                     105,701,442
Computers - 4.3%
   5,608,995    Apple Computer, Inc.* .......................         79,647,729

Containers - Paper and Plastic - 2.8%
   2,736,975    Packaging Corporation of America* ...........         51,482,500

Diagnostic Kits - 0.6%
     256,385    Biosite, Inc.* ..............................         10,942,512

Diversified Operations - 3.7%
     489,400    SPX Corp.* ..................................         16,541,720
   3,299,490    Tyco International, Ltd. ....................         51,472,044

                                                                      68,013,764
Electronic Components - Semiconductors - 1.4%
   3,600,000    Advanced Micro Devices, Inc.* ...............         26,784,000

Electronic Design Automation - 3.6%
   5,796,005    Cadence Design Systems, Inc.* ...............         66,248,337

Enterprise Software/Services - 4.3%
   4,854,840    Computer Associates International, Inc. .....         78,842,602

Finance - Consumer Loans - 0.6%
     100,890    SLM Corp. ...................................         11,299,680

Finance - Investment Bankers/Brokers - 2.0%
   6,603,091    E*TRADE Group, Inc.* ........................         36,317,000

Finance - Mortgage Loan Banker - 2.3%
     209,760    Fannie Mae ..................................         15,184,526
     487,095    Freddie Mac .................................         28,202,801

                                                                      43,387,327
Medical Information Systems - 1.4%
   1,722,725    IMS Health, Inc. ............................         26,529,965

Non-Hazardous Waste Disposal - 1.6%
   3,640,590    Allied Waste Industries, Inc.* ..............         30,216,897

Oil Companies - Exploration and Production - 1.7%
     318,262    Apache Corp. ................................    $    18,220,500
   2,236,875    Magnum Hunter Resources, Inc.* ..............         12,593,606

                                                                      30,814,106
Oil Refining and Marketing - 2.2%
   4,847,880    SK Corp.** ..................................         39,900,246

Petrochemicals - 3.6%
  11,371,335    Reliance Industries, Ltd. ...................         66,025,557

Pipelines - 4.0%
   2,140,751    Kinder Morgan Management LLC*,# .............         73,406,352

Publishing - Periodicals - 0.5%
     900,320    Playboy Enterprises, Inc. - Class B* ........          8,751,110

Recreational Centers - 0.9%
   2,613,260    Bally Total Fitness Holding Corp.*,# ........         16,594,201

Reinsurance - 3.3%
      26,061    Berkshire Hathaway, Inc. - Class B* .........         60,774,252

Resorts and Theme Parks - 0.6%
   2,039,655    Six Flags, Inc.* ............................         11,993,171

Retail - Discount - 1.7%
     994,576    Fred's, Inc. ................................         32,273,991

Retail - Toy Store - 2.1%
   3,848,610    Toys "R" Us, Inc.* ..........................         39,448,253

Retail - Video Rental - 0.9%
     949,980    Blockbuster, Inc. - Class A .................         16,985,642

Satellite Telecommunications - 4.4%
   2,716,255    EchoStar Communications Corp. - Class A* ....         81,379,000

Television - 1.7%
   2,076,990    SBS Broadcasting S.A.*,# ....................         31,237,929

Textile - Home Furnishings - 1.0%
     350,000    Mohawk Industries, Inc.* ....................         19,414,500

Tobacco - 0.8%
   1,396,163    Vector Group, Ltd. ..........................         15,637,026

Toys - 3.0%
   2,537,210    Mattel, Inc. ................................         55,158,945

Travel Services - 2.3%
   1,412,765    USA Interactive* ............................         42,312,312
--------------------------------------------------------------------------------
Total Common Stock (cost $1,954,104,317) ....................      1,839,599,760
--------------------------------------------------------------------------------
Corporate Bonds - 0.4%
Retail - Discount - 0%
$ 16,925,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(PI),(BETA) ......            169,250

Tobacco - 0.4%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08 (144A) ........................          7,575,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $17,900,645) ....................          7,744,250
--------------------------------------------------------------------------------
Total Investments (total cost $1,972,004,962) - 99.8% .......      1,847,344,010
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%          3,120,075
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,850,464,085
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

72  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.8%          $    51,472,044
India                                              3.6%               66,025,557
Japan                                              1.7%               31,034,504
Luxembourg                                         1.7%               31,237,929
Mexico                                             4.5%               83,477,334
South Korea                                        2.1%               39,900,246
United States                                     83.6%            1,544,196,396
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,847,344,010

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 8/8/03         3,000,000,000    $    25,252,431    $        96,112
Japanese Yen 9/26/03          200,000,000          1,686,316             (8,422)
South Korean Won
  5/9/03                   44,700,000,000         36,766,520            514,530
--------------------------------------------------------------------------------
Total                                        $    63,705,267    $       602,220

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  73

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND                                  Managed by INTECH

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Launched February 28, 2003, Janus Risk-Managed Stock Fund gained 6.70% since inception through April 30, 2003, while its benchmark, the S&P 500(R) Index, gained 9.28%.

FUND OVERVIEW

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market, in which we participate. The Fund's goal is to actively participate in the market's upside while limiting downside risk along the way.

The Fund's mathematical investing process, in essence, seeks to build a more efficient portfolio than its benchmark, the S&P 500(R) Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the index over the long term while limiting losses during more challenging markets. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

MANAGER'S OVERVIEW

Q. WHAT POSITIVELY IMPACTED PERFORMANCE?

The Fund gained ground on the tails of a pronounced market upswing. Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's "weightings" in the Fund to keep the portfolio potentially more efficient than the index, with less risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. In addition to positive absolute returns for the period, the mathematical process was implemented in a disciplined manner and we believe is well-positioned to perform over a 3- to 5-year period.

Q. WHAT NEGATIVELY IMPACTED THE FUND'S RECENT PERFORMANCE?

In our view, the Fund was impacted during the brief time period by investor gravitation toward a smaller number of "big-name" large-cap stocks. This occurrence, which is usually cyclical, has resulted in a concentration of investor capital among a smaller group of stocks in an index. That said, when a handful of stocks have been responsible for the majority of the index's return, this has had a negative influence on performance. Declining diversity (capital concentrating into the largest cap names) can be a near-term challenge to our mathematical process. On the other hand, when the market broadens out (diversity rises) and investors spread their capital among a broader range of stocks in the index, this would tend to potentially be a positive for Fund performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

INTECH's mathematical-based, risk-managed investment process is designed to outperform the S&P 500(R) Index over the long term while controlling downside risk and we will continue to implement the process in a disciplined and deliberate manner. As a result, the process may experience underperformance during shorter time periods, but has a goal of outperformance over a 3- to 5-year time period. In addition, managing risk will continue to be the hallmark of the Fund's investment process. At the same time, we continue to make marginal improvements to the mathematical process seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

74  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003

                                              Since
                                             2/28/03*
--------------------------------------------------------------------------------
Janus Risk-Managed Stock Fund                 6.70%
--------------------------------------------------------------------------------
S&P 500(R)Index                               9.28%

FUND STRATEGY
--------------------------------------------------------------------------------
Seeks long-term growth of capital and works to outperform the S&P 500(R) Index by applying a mathematical process that aims to capitalize on market volatility while controlling overall risk relative to the index.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Common Stock -- Foreign -- 0.8%
Cash and Cash Equivalents -- 6.2%
Common Stock -- Domestic -- 93.0%

Number of Stocks: 313
Top 10 Equities: 15.4%

TOP 10 EQUITY HOLDINGS
                                                April 30, 2003
--------------------------------------------------------------------------------
General Electric Co.                                      2.4%
Microsoft Corp.                                           2.1%
Wal-Mart Stores, Inc.                                     1.8%
Pfizer, Inc.                                              1.8%
Exxon Mobil Corp.                                         1.7%
Citigroup, Inc.                                           1.3%
Boston Scientific Corp.                                   1.1%
Bank of America Corp.                                     1.1%
American International Group, Inc                   .     1.1%
Johnson & Johnson                                         1.0%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Risk-Managed Stock Fund       o S&P 500(R) Index

[BAR CHART OMITTED]

                                                  Janus
                                               Risk-Managed         S&P 500(R)
                                                Stock Fund            Index

Super-Regional Banks                                5.5%               5.4%
Medical -- Drugs                                    4.3%               8.1%
Diversified Operations                              4.1%               5.3%
Finance -- Investment Bankers/Brokers               3.6%               4.9%
Applications Software                               3.3%               3.5%
Electric -- Integrated                              3.1%               2.4%
Oil Companies -- Integrated                         2.7%               4.3%
Telephone -- Integrated                             2.5%               3.3%
Commercial Banks                                    2.3%               0.9%
Retail -- Discount                                  2.3%               3.7%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

A fund's performance for very short time periods may not be indicative of future performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Rebalancing techniques used may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. This increases the likelihood of higher net taxable gains or losses for investors.

                                          Janus Equity Funds  April 30, 2003  75

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.8%
Aerospace and Defense - 0.7%
         100    General Dynamics Corp. ......................    $         6,207
       1,800    Lockheed Martin Corp. .......................             90,090
       1,700    Northrop Grumman Corp. ......................            149,515
         300    Rockwell Collins, Inc. ......................              6,414

                                                                         252,226
Aerospace and Defense-Equipment - 0%
         100    United Technologies Corp. ...................              6,181

Airlines - 0%
         500    Southwest Airlines Co. ......................              7,980

Apparel Manufacturers - 0.5%
       1,500    Jones Apparel Group, Inc.* ..................             42,780
       3,200    Liz Claiborne, Inc. .........................            104,096
         500    V. F. Corp. .................................             19,670

                                                                         166,546
Applications Software - 3.3%
       5,000    Citrix Systems, Inc.* .......................             94,800
       5,000    Intuit, Inc.* ...............................            193,900
       3,200    Mercury Interactive Corp.* ..................            108,608
      28,900    Microsoft Corp. .............................            738,973

                                                                       1,136,281
Athletic Footwear - 0.3%
         700    NIKE, Inc. - Class B ........................             37,471
       2,500    Reebok International, Ltd.* .................             77,650

                                                                         115,121
Automotive - Medium and Heavy Duty Trucks - 0.5%
       3,000    Paccar, Inc. ................................            175,230

Automotive - Truck Parts and Equipment - 0.3%
       1,200    Johnson Controls, Inc. ......................             98,688

Beverages - Non-Alcoholic - 1.6%
       3,600    Coca-Cola Co. ...............................            145,440
       8,100    Coca-Cola Enterprises, Inc. .................            157,869
       5,900    Pepsi Bottling Group, Inc. ..................            121,186
       2,700    PepsiCo, Inc. ...............................            116,856

                                                                         541,351
Beverages - Wine and Spirits - 0.2%
         700    Brown-Forman Corp. - Class B ................             53,578

Brewery - 0.5%
         600    Adolph Coors Co. - Class B ..................             32,118
       3,100    Anheuser-Busch Companies, Inc. ..............            154,628

                                                                         186,746
Broadcast Services and Programming - 0.2%
       2,100    Clear Channel Communications, Inc.* .........             82,131

Building - Residential and Commercial - 0.5%
         600    Centex Corp. ................................             39,612
       1,500    KB Home .....................................             73,905
         800    Pulte Homes, Inc. ...........................             46,392

                                                                         159,909
Building Products - Air and Heating - 0%
         200    American Standard Companies, Inc.* ..........             14,238

Cable Television - 0.4%
       4,500    Comcast Corp. - Class A* ....................            143,595

Casino Hotels - 0.2%
       1,900    Harrah's Entertainment, Inc.* ...............             74,841

Casino Services - 0.6%
       2,500    International Game Technology* ..............            215,750

Cellular Telecommunications - 0.8%
      18,900    Nextel Communications, Inc. - Class A* ......    $       279,531

Chemicals - Diversified - 0.6%
       1,100    Dow Chemical Company ........................             35,904
       2,600    E.I. du Pont de Nemours and Co. .............            110,578
       1,100    PPG Industries, Inc. ........................             53,361
         100    Rohm & Haas Co. .............................              3,311

                                                                         203,154
Chemicals - Specialty - 0.8%
         400    Eastman Chemical Co. ........................             12,212
       3,300    Ecolab, Inc. ................................            168,597
       1,400    Great Lakes Chemical Corp. ..................             34,384
       1,100    Sigma-Aldrich Corp. .........................             54,802

                                                                         269,995
Coatings and Paint Products - 0.3%
       3,500    Sherwin-Williams Co. ........................             97,580

Commercial Banks - 2.3%
       6,900    AmSouth Bancorporation ......................            145,245
       3,100    BB&T Corp. ..................................            101,060
       3,200    Charter One Financial, Inc. .................             92,960
       2,200    First Tennessee National Corp. ..............             96,360
         100    Marshall & Ilsley Corp. .....................              2,942
       1,400    North Fork Bancorporation, Inc. .............             45,304
       5,200    Regions Financial Corp. .....................            175,292
       5,900    SouthTrust Corp. ............................            158,480

                                                                         817,643
Commercial Services - 0%
         600    Quintiles Transnational Corp.* ..............              8,430

Commercial Services - Finance - 1.2%
       1,900    Deluxe Corp. ................................             83,619
         300    Equifax, Inc. ...............................              6,957
       3,600    H&R Block, Inc. .............................            139,032
       3,600    Moody's Corp. ...............................            173,844

                                                                         403,452
Computer Aided Design - 0.1%
       2,200    Autodesk, Inc. ..............................             34,232

Computer Services - 0%
         500    Computer Sciences Corp.* ....................             16,475

Computers - 2.3%
      10,700    Dell Computer Corp.* ........................            309,337
       9,900    Hewlett-Packard Co. .........................            161,370
       3,900    IBM Corp. ...................................            331,110

                                                                         801,817
Computers - Memory Devices - 0.2%
       5,000    Network Appliance, Inc.* ....................             66,400

Computers - Peripheral Equipment - 0.6%
       2,900    Lexmark International Group, Inc. - Class A*             216,079

Consumer Products - Miscellaneous - 0.7%
         800    American Greetings Corp.* ...................             11,648
       2,700    Clorox Co. ..................................            122,094
       2,600    Fortune Brands, Inc. ........................            125,840

                                                                         259,582
Containers - Metal and Glass - 0.4%
       2,200    Ball Corp. ..................................            123,552

Containers - Paper and Plastic - 0.7%
       1,100    Bemis Company, Inc. .........................             50,226
       6,300    Pactiv Corp.* ...............................            129,276
       1,600    Sealed Air Corp.* ...........................             68,560

                                                                         248,062

See Notes to Schedules of Investments and Financial Statements.

76  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cosmetics and Toiletries - 1.4%
       1,000    Alberto-Culver Co. - Class B ................    $        49,280
       1,400    Avon Products, Inc. .........................             81,438
         500    Colgate-Palmolive Co. .......................             28,585
       3,600    International Flavors & Fragrances, Inc. ....            114,408
       2,500    Procter & Gamble Co. ........................            224,625

                                                                         498,336
Cruise Lines - 0%
         400    Carnival Corp. ..............................             11,036

Data Processing and Management - 0.5%
       3,800    First Data Corp. ............................            149,074
       1,200    Fiserv, Inc.* ...............................             35,328

                                                                         184,402
Disposable Medical Products - 0.3%
       1,500    C.R. Bard, Inc. .............................             95,070

Distribution and Wholesale - 0.5%
       1,000    Genuine Parts Co. ...........................             31,970
       3,200    W.W. Grainger, Inc. .........................            147,680

                                                                         179,650
Diversified Financial Services - 0.5%
       3,800    Morgan Stanley Co. ..........................            170,050

Diversified Operations - 4.1%
       1,800    3M Co. ......................................            226,872
         500    Cendant Corp.* ..............................              7,140
         600    Cooper Industries, Ltd. - Class A ...........             22,260
         900    Danaher Corp. ...............................             62,082
         300    Eaton Corp. .................................             24,621
      27,600    General Electric Co. ........................            812,820
       1,100    Illinois Tool Works, Inc. ...................             70,378
         400    Ingersoll-Rand Co. - Class A ................             17,632
       1,800    ITT Industries, Inc. ........................            104,940
       5,300    Tyco International, Ltd. ....................             82,680

                                                                       1,431,425
E-Commerce/Services - 1.0%
       3,700    eBay, Inc.* .................................            343,249

Electric - Integrated - 3.1%
       2,000    Ameren Corp. ................................             81,960
       2,800    Cinergy Corp. ...............................             95,592
       2,500    Consolidated Edison, Inc. ...................             97,175
       1,300    Constellation Energy Group, Inc. ............             38,064
         200    Dominion Resources, Inc. ....................             11,836
       2,800    DTE Energy Co. ..............................            112,896
       3,200    Entergy Corp. ...............................            149,152
         900    Exelon Corp. ................................             47,736
       1,900    FirstEnergy Corp. ...........................             64,087
       1,500    FPL Group, Inc. .............................             91,305
         400    NiSource, Inc. ..............................              7,560
       1,500    PPL Corp. ...................................             54,300
         500    Progress Energy, Inc. .......................             20,890
       6,800    Southern Co. ................................            197,812

                                                                       1,070,365
Electric Products - Miscellaneous - 0.1%
         300    Emerson Electric Co. ........................             15,210
         600    Molex, Inc. .................................             14,004

                                                                          29,214
Electronic Components - 0.3%
       5,200    Jabil Circuit, Inc.* ........................             97,240

Electronic Components - Semiconductors - 0.8%
         800    Altera Corp.* ...............................    $        12,648
       8,000    Intel Corp. .................................            147,200
       2,900    QLogic Corp.* ...............................            127,571

                                                                         287,419
Electronic Forms - 0.1%
         600    Adobe Systems, Inc. .........................             20,736

Engineering - Research and Development - 0%
         200    Fluor Corp. .................................              6,914

Enterprise Software/Services - 1.2%
      11,200    BMC Software, Inc.* .........................            167,104
       2,800    Computer Associates International, Inc. .....             45,472
      17,500    Oracle Corp.* ...............................            207,900
         700    PeopleSoft, Inc.* ...........................             10,521

                                                                         430,997
Entertainment Software - 0.3%
       2,000    Electronic Arts, Inc.* ......................            118,540

Fiduciary Banks - 0.1%
       1,500    State Street Corp. ..........................             52,545

Filtration and Separations Products - 0%
         300    Pall Corp. ..................................              6,336

Finance - Consumer Loans - 0.7%
       2,100    SLM Corp. ...................................            235,200

Finance - Credit Card - 1.1%
       6,300    American Express Co. ........................            238,518
       7,500    MBNA Corp. ..................................            141,750

                                                                         380,268
Finance - Investment Bankers/Brokers - 3.6%
       3,900    Bear Stearns Companies, Inc. ................            260,676
      11,500    Citigroup, Inc. .............................            451,375
       2,300    Goldman Sachs Group, Inc. ...................            174,570
       3,000    J.P. Morgan Chase & Co. .....................             88,050
       2,300    Lehman Brothers Holdings, Inc. ..............            144,831
       3,300    Merrill Lynch & Company, Inc. ...............            135,465

                                                                       1,254,967
Finance - Mortgage Loan Banker - 1.2%
       4,000    Countrywide Financial Corp. .................            270,400
       1,200    Fannie Mae ..................................             86,868
       1,100    Freddie Mac .................................             63,690

                                                                         420,958
Financial Guarantee Insurance - 0.1%
         300    Ambac Financial Group, Inc. .................             17,505

Food - Confectionary - 0.4%
         600    Hershey Foods Corp. .........................             39,150
       1,700    Wm. Wrigley Jr. Company .....................             96,407

                                                                         135,557
Food - Diversified - 0.8%
       4,400    ConAgra Foods, Inc. .........................             92,400
       1,500    General Mills, Inc. .........................             67,665
       1,600    Kellogg Co. .................................             52,384
       3,800    Sara Lee Corp. ..............................             63,764

                                                                         276,213
Food - Retail - 0.1%
       4,000    Winn-Dixie Stores, Inc. .....................             50,120

Food - Wholesale/Distribution - 0.2%
       3,000    Sysco Corp. .................................             86,190

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  77

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Gas - Distribution - 0.8%
       3,400    KeySpan Corp. ...............................    $       115,158
       1,000    Nicor, Inc. .................................             30,060
       1,200    Peoples Energy Corp. ........................             46,620
       3,100    Sempra Energy Co. ...........................             83,204

                                                                         275,042
Gold Mining - 0.2%
       2,700    Newmont Mining Corp. ........................             72,954

Home Decoration Products - 0.6%
       6,300    Newell Rubbermaid, Inc. .....................            192,024

Hotels and Motels - 0.1%
       2,200    Hilton Hotels Corp. .........................             29,304

Identification Systems and Devices - 0%
         900    Symbol Technologies, Inc. ...................              9,837

Industrial Automation and Robotics - 0.5%
       7,700    Rockwell Automation, Inc. ...................            175,560

Industrial Gases - 0.4%
       1,000    Air Products & Chemicals, Inc. ..............             43,070
       1,600    Praxair, Inc. ...............................             92,928

                                                                         135,998
Instruments - Controls - 0.1%
         100    Parker Hannifin Corp. .......................              4,068
       1,900    Thermo Electron Corp.* ......................             34,523

                                                                          38,591
Instruments - Scientific - 0.1%
       2,500    Applera Corp. - Applied Biosystems Group ....             43,825
         200    Waters Corp.* ...............................              4,802

                                                                          48,627
Insurance Brokers - 0.5%
       3,700    Marsh & McLennan Companies, Inc. ............            176,416

Internet Security - 0.1%
         600    Symantec Corp.* .............................             26,370

Investment Management and Advisory Services - 0.3%
       1,700    Franklin Resources, Inc. ....................             59,296
       1,600    T. Rowe Price Group, Inc. ...................             48,832

                                                                         108,128
Life and Health Insurance - 1.0%
       4,600    AFLAC, Inc. .................................            150,466
       5,000    Principal Financial Group, Inc. .............            145,500
       1,000    Torchmark Corp. .............................             38,750

                                                                         334,716
Linen Supply and Related Items - 0.1%
         600    Cintas Corp. ................................             21,540

Machinery - Construction and Mining - 0.2%
       1,000    Caterpillar, Inc. ...........................             52,600

Machinery - Farm - 0.2%
       1,500    Deere & Co. .................................             66,045

Medical - Biomedical and Genetic - 0.9%
       2,300    Amgen, Inc.* ................................            141,013
         200    Biogen, Inc.* ...............................              7,598
       2,100    Chiron Corp.* ...............................             85,743
       1,700    Genzyme Corp.* ..............................             68,476
         200    Millipore Corp.* ............................              6,830

                                                                         309,660
Medical - Drugs - 4.3%
         600    Abbott Laboratories .........................    $        24,378
         100    Bristol-Myers Squibb Co. ....................              2,554
       1,900    Eli Lilly and Co. ...........................            121,258
       6,500    Forest Laboratories, Inc.* ..................            336,180
       1,000    MedImmune, Inc.* ............................             35,270
       6,100    Merck & Company, Inc. .......................            354,898
      20,180    Pfizer, Inc. ................................            620,535
         100    Wyeth .......................................              4,353

                                                                       1,499,426
Medical - Generic Drugs - 0.3%
       3,300    Watson Pharmaceuticals, Inc.* ...............             95,931

Medical - HMO - 1.2%
       2,600    Aetna, Inc. .................................            129,480
         600    Anthem, Inc.* ...............................             41,184
       1,800    UnitedHealth Group, Inc. ....................            165,834
       1,200    WellPoint Health Networks, Inc.* ............             91,128

                                                                         427,626
Medical - Hospitals - 0.1%
         500    HCA, Inc. ...................................             16,050
         200    Health Management Associates, Inc. - Class A               3,412

                                                                          19,462
Medical - Wholesale Drug Distributors - 0.1%
         700    Cardinal Health, Inc. .......................             38,696

Medical Information Systems - 0%
         200    IMS Health, Inc. ............................              3,080

Medical Instruments - 2.0%
       9,200    Boston Scientific Corp.* ....................            396,060
         300    Guidant Corp. ...............................             11,697
       3,100    Medtronic, Inc. .............................            147,994
       3,000    St. Jude Medical, Inc.* .....................            157,380

                                                                         713,131
Medical Products - 2.1%
       2,300    Biomet, Inc. ................................             70,058
       6,500    Johnson & Johnson ...........................            366,340
       2,500    Stryker Corp. ...............................            167,525
       3,000    Zimmer Holdings, Inc.* ......................            140,700

                                                                         744,623
Metal - Copper - 0.2%
       2,200    Phelps Dodge Corp.* .........................             68,618

Metal - Diversified - 0.3%
       5,800    Freeport-McMoRan Copper & Gold, Inc.
                  - Class B* ................................            100,398

Metal Processors and Fabricators - 0.1%
       2,200    Worthington Industries, Inc. ................             29,546

Motorcycle and Motor Scooter Manufacturing - 0.2%
       1,400    Harley-Davidson, Inc. .......................             62,216

Multi-Line Insurance - 2.3%
       2,400    Allstate Corp. ..............................             90,696
       6,400    American International Group, Inc. ..........            370,880
         500    Cincinnati Financial Corp. ..................             18,425
       1,600    MetLife, Inc. ...............................             45,968
       2,000    Prudential Financial, Inc. ..................             63,940
       5,200    Safeco Corp. ................................            200,252

                                                                         790,161

See Notes to Schedules of Investments and Financial Statements.

78  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Multimedia - 1.5%
       2,200    Gannett Company, Inc. .......................    $       166,584
       1,400    McGraw-Hill Companies, Inc. .................             81,746
       1,900    Meredith Corp. ..............................             82,118
       4,300    Viacom, Inc. - Class B* .....................            186,663
         800    Walt Disney Co. .............................             14,928

                                                                         532,039
Networking Products - 0.6%
      14,700    Cisco Systems, Inc.* ........................            221,088

Non-Hazardous Waste Disposal - 0%
         200    Waste Management, Inc. ......................              4,344

Office Automation and Equipment - 0%
         100    Pitney Bowes, Inc. ..........................              3,511

Office Supplies and Forms - 0.3%
       1,900    Avery Dennison Corp. ........................            100,719

Oil - Field Services - 0.9%
       2,100    BJ Services Co.* ............................             76,671
      11,100    Halliburton Co. .............................            237,651

                                                                         314,322
Oil and Gas Drilling - 0.5%
       2,300    Nabors Industries, Ltd.* ....................             90,160
       1,300    Noble Corp.* ................................             40,235
       2,200    Rowan Companies, Inc.* ......................             45,100

                                                                         175,495
Oil Companies - Exploration and Production - 1.2%
       2,830    Apache Corp. ................................            162,017
       2,200    Burlington Resources, Inc. ..................            101,882
       2,100    Devon Energy Corp. ..........................             99,225
       1,700    EOG Resources, Inc. .........................             63,546

                                                                         426,670
Oil Companies - Integrated - 2.7%
       1,700    ChevronTexaco Corp. .........................            106,777
       1,600    ConocoPhillips ..............................             80,480
      16,800    Exxon Mobil Corp. ...........................            591,360
       5,100    Occidental Petroleum Corp. ..................            152,235

                                                                         930,852
Oil Refining and Marketing - 0.2%
       1,600    Sunoco, Inc. ................................             59,536

Optical Supplies - 0.2%
         700    Allergan, Inc. ..............................             49,175
         500    Bausch & Lomb, Inc. .........................             17,580

                                                                          66,755
Paper and Related Products - 0.2%
       1,300    International Paper Co. .....................             46,475
         300    Weyerhaeuser Co. ............................             14,877

                                                                          61,352
Photo Equipment and Supplies - 0.5%
       5,500    Eastman Kodak Co. ...........................            164,505

Pipelines - 0.1%
       1,000    Kinder Morgan, Inc. .........................             47,020

Power Converters and Power Supply Equipment - 0.3%
       7,600    American Power Conversion Corp.* ............            118,408

Property and Casualty Insurance - 0.8%
         300    ACE, Ltd. ...................................              9,924
       3,600    Progressive Corp. ...........................            244,800
       1,200    Travelers Property Casualty Corp. - Class B*              19,500
         100    XL Capital, Ltd. - Class A ..................              8,230

                                                                         282,454
Publishing - Newspapers - 1.4%
       1,800    Knight-Ridder, Inc. .........................    $       116,190
       3,600    New York Times Co. - Class A ................            166,968
       4,100    Tribune Co. .................................            200,818

                                                                         483,976
Real Estate Investment Trusts - Apartments - 0.1%
       1,700    Equity Residential Properties Trust .........             44,047

Real Estate Investment Trusts - Office Property - 0%
         200    Equity Office Properties Trust ..............              5,194

Real Estate Investment Trusts - Regional Malls - 0.3%
       3,300    Simon Property Group, Inc. ..................            121,176

Retail - Apparel and Shoe - 0.5%
       7,800    Gap, Inc. ...................................            129,714
         800    Limited, Inc. ...............................             11,632
       2,500    Nordstrom, Inc. .............................             43,325

                                                                         184,671
Retail - Auto Parts - 0.5%
       2,200    AutoZone, Inc.* .............................            177,782

Retail - Bedding - 0.3%
       2,300    Bed Bath & Beyond, Inc.* ....................             90,873

Retail - Building Products - 0.4%
       3,000    Lowe's Companies, Inc. ......................            131,670

Retail - Discount - 2.3%
       1,100    Big Lots, Inc.* .............................             13,772
         800    Family Dollar Stores, Inc. ..................             27,352
         600    Target Corp. ................................             20,064
       5,300    TJX Companies, Inc. .........................            102,025
      11,400    Wal-Mart Stores, Inc. .......................            642,048

                                                                         805,261
Retail - Drug Store - 0.1%
         200    CVS Corp. ...................................              4,842
         500    Walgreen Co. ................................             15,430

                                                                          20,272
Retail - Major Department Stores - 0.3%
       6,600    J.C. Penney Company, Inc. ...................            112,596

Retail - Office Supplies - 0.3%
       2,000    Office Depot, Inc.* .........................             25,320
       3,700    Staples, Inc.* ..............................             70,448

                                                                          95,768
Retail - Regional Department Stores - 0.3%
         900    Dillard's, Inc. - Class A ...................             12,582
       1,400    Kohl's Corp.* ...............................             79,520

                                                                          92,102
Retail - Restaurants - 0.2%
         600    Darden Restaurants, Inc. ....................             10,506
       1,800    Starbucks Corp.* ............................             42,282
         200    Wendy's International, Inc. .................              5,808
         300    Yum! Brands, Inc.* ..........................              7,410

                                                                          66,006
Rubber - Tires - 0%
         500    Cooper Tire & Rubber Co. ....................              7,040

Savings/Loan/Thrifts - 0.7%
       1,900    Golden West Financial Corp. .................            143,298
       2,800    Washington Mutual, Inc. .....................            110,600

                                                                         253,898
Schools - 0.6%
       3,900    Apollo Group, Inc. - Class A* ...............            211,376

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  79

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS RISK-MANAGED STOCK FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Semiconductor Components/Integrated Circuits - 0.5%
         700    Analog Devices, Inc.* .......................    $        23,184
       2,200    Linear Technology Corp. .....................             75,834
       1,900    Maxim Integrated Products, Inc. .............             74,651

                                                                         173,669
Semiconductor Equipment - 0.1%
         400    Applied Materials, Inc.* ....................              5,840
         300    KLA-Tencor Corp.* ...........................             12,300
         900    Novellus Systems, Inc.* .....................             25,236

                                                                          43,376
Steel - Producers - 0.1%
         400    Nucor Corp. .................................             16,340
         700    United States Steel Corp. ...................             10,024

                                                                          26,364
Super-Regional Banks - 5.5%
       5,100    Bank of America Corp. .......................            377,655
       6,300    Bank One Corp. ..............................            227,115
       1,900    Fifth Third Bancorp .........................             93,651
       2,600    Fleetboston Financial Corp. .................             68,952
       8,100    Huntington Bancshares, Inc. .................            157,626
       4,800    KeyCorp .....................................            115,728
       4,000    National City Corp. .........................            119,840
         500    SunTrust Banks, Inc. ........................             28,610
       6,400    U.S. Bancorp ................................            141,760
       3,700    Union Planters Corp. ........................            105,598
       6,300    Wachovia Corp. ..............................            240,723
       4,700    Wells Fargo & Co. ...........................            226,822

                                                                       1,904,080
Telecommunication Equipment - 0.1%
       3,800    Comverse Technology, Inc.* ..................             49,666

Telephone - Integrated - 2.5%
       2,500    ALLTEL Corp. ................................            117,150
         600    AT&T Corp. ..................................             10,230
       4,200    BellSouth Corp. .............................            107,058
       4,300    CenturyTel, Inc. ............................            126,635
       5,700    SBC Communications, Inc. ....................            133,152
       8,100    Sprint Corp. ................................             93,231
       7,400    Verizon Communications, Inc. ................            276,612

                                                                         864,068
Tobacco - 0.4%
       1,600    Altria Group, Inc. ..........................             49,216
       2,800    UST, Inc. ...................................             87,724

                                                                         136,940
Toys - 0.3%
       1,000    Hasbro, Inc. ................................             16,000
       4,000    Mattel, Inc. ................................             86,960

                                                                         102,960
Transportation - Railroad - 0.5%
         500    Burlington Northern Santa Fe Corp. ..........             14,080
       3,600    Norfolk Southern Corp. ......................             76,356
       1,700    Union Pacific Corp. .........................            101,184
                                                                         191,620
Transportation - Services - 1.5%
       3,200    FedEx Corp. .................................            191,616
       5,400    United Parcel Service, Inc. - Class B .......            335,448

                                                                         527,064
Trucking and Leasing - 0.1%
       1,000    Ryder System, Inc. ..........................             24,840

Web Portals/Internet Service Providers - 0.8%
      11,500    Yahoo!, Inc.* ...............................    $       284,970

Wireless Equipment - 0.5%
       5,500    QUALCOMM, Inc.* .............................            175,395
--------------------------------------------------------------------------------
Total Common Stock (cost $31,125,749) .......................         32,750,994
--------------------------------------------------------------------------------
Repurchase Agreement - 7.6%
$  2,650,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $2,650,097
                  collateralized by $206,600
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $4,023,078 in U.S. Government Agencies
                  0%-7.50%, 2/15/05-4/1/32
                  $157,727 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $171,852,
                  $2,341,065 and $190,085
                  (cost $2,650,000) .........................          2,650,000
--------------------------------------------------------------------------------
U.S. Treasury Bill - 0.6%
                U.S. Treasury Bill 200,000 1.14%, 3/5/03**
                  (amortized cost $199,654) .................            199,654
--------------------------------------------------------------------------------
Total Investments (total cost $33,975,403) - 102% ...........         35,600,648
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.0)%        (690,068)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $    34,910,580
--------------------------------------------------------------------------------

CONTRACTS
--------------------------------------------------------------------------------
Financial Futures - Long
          40    S&P 500(R)Index (mini)
                  expires June 2003, principal amount
                  $1,800,450, value $1,832,094
                  cumulative appreciation ...................    $        31,644
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.6%          $       212,732
Cayman Islands                                     0.2%                   58,389
Panama                                               0%                   11,036
United States++                                   99.2%               35,318,491
--------------------------------------------------------------------------------
Total                                            100.0%          $    35,600,648

++Includes Short-Term Securities (91.2% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

80  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND                          Managed by Perkins, Wolf,
                                                  McDonnell and Company, LLC

--------------------------------------------------------------------------------

[PHOTO]
Robert Perkins
portfolio manager

[PHOTO]
Thomas Perkins
portfolio manager

[PHOTO]
Jeff Kautz
portfolio manager

PERFORMANCE OVERVIEW

For the seven months ended April 30, 2003, Janus Mid Cap Value Fund Investor Shares gained 10.73% and Institutional Shares gained 10.96% while its benchmark, the Russell Mid Cap Value Index, rose 10.54%.(1) For the 12-month period ended April 30, 2003, the Fund earned a second-quartile position, ranking it 78th out of 207 Mid-Cap Value Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 13.21%, the broad-based Standard & Poor's 500(R) Index adding 13.66%, and the technology-dominated Nasdaq Composite Index climbing 25.30% for the seven months. In the value arena, the S&P 500(R)/Barra Value Index returned 14.11%, while the MSCI World Value Index offered a 12.35% return.

As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was software developer Iona Technologies. Industrial crane provider Manitowoc also fell short of our expectations while other performance penalties came from magazine publisher Reader's Digest as well as semiconductor maker Asyst Technologies.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON THE FUND'S PERFORMANCE?

Real estate and travel services provider Cendant Corporation contributed positively to performance. Global engineering and energy concern Fluor was also a top performer. Another strong holding was systems software designer Micromuse. Other positive performance came from the healthcare sector with lab instruments manufacturer Beckman Coulter and clinical testing provider Laboratory Corporation of America.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Stock selection in the industrials and health care sectors represented the largest contribution to our performance. Our performance suffered from having no utilities stocks compared to the index, as well as a somewhat negative selection and overweighting vs. the index in the energy sector.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We continue to attempt to minimize risk with a diversified Fund and healthy dividends. We believe our long-standing emphasis on solid balance sheets and cash flows as well as our disciplined sensitivity to stock prices and risk/reward relationships is especially appropriate in this difficult environment. Until the market outlook provides better appreciation potential than risk, we prefer to err on the side of caution. We believe this strategy offers the best approach to benefiting from opportunities when they present themselves.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2003  81

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund - Investor Shares $19,102
Russell Midcap Value Index $12,029

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mid Cap Value Fund and the Russell MidCap Value Index. Janus Mid Cap Value Fund is represented by a shaded area of blue. The Russell MidCap Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, August 12, 1998, through April 30, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Mid Cap Value Fund ($19,102) as compared to the Russell MidCap Value Index ($12,029).

                                   ONE                         SINCE
                                   YEAR                        8/12/98*
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund
  Investor Shares                  (14.76)%                    14.71%
  Institutional Shares(BETA)       (14.52)%                    14.78%
--------------------------------------------------------------------------------
Russell Midcap
Value Index                        (13.49)%                    3.99%

FUND STRATEGY
--------------------------------------------------------------------------------
Invests in mid-sized companies whose stock prices have been beaten down to low levels but that the Fund's manager believes still offers significant upside potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Common Stock -- Foreign -- 6.5%
Cash and Cash Equivalents -- 12.2%
Common Stock -- Domestic -- 81.3%

Number of Stocks: 115
Top 10 Equities: 13.4%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                                  APRIL 30, 2003

Genuine Parts Co.                                           1.7%
Mercantile Bankshares Corp.                                 1.5%
SouthTrust Corp                                             1.3%
Lincoln National Corp.                                      1.3%
CVS Corp.                                                   1.3%
Old Republic International Corp.                            1.3%
Furniture Brands International, Inc.                        1.3%
IPC Holdings, Ltd                                           1.3%
Republic Services, Inc.                                     1.2%
Omnicare, Inc.                                              1.2%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Mid Cap Value Fund       o Russell Mid Cap Value Index

[BAR CHART OMITTED]

                                              Janus Mid Cap     Russell Mid Cap
                                                Value Fund        Value Index

Oil Companies -- Exploration and Products           8.1%               4.1%
Commercial Banks                                    6.0%              10.7%
Diversified Operations                              3.4%               1.9%
Distribution and Wholesale                          2.5%               0.9%
Home Furnishings                                    2.4%               0.4%
Automotive -- Truck Parts and Equipment             2.2%               1.8%
Multi-Line Insurance                                2.2%               2.1%
Paper and Related Products                          1.9%               1.3%
Oil -- Field Services                               1.9%               0.5%
Reinsurance                                         1.9%               0.1%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested.

(BETA) Closed to new investors.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

On 4/21/03, Berger Mid Cap Value Fund was reorganized into Janus Mid Cap Value Fund.

Due to market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The S&P 500(R)/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500(R) Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500(R) on a market capitalization basis. The MSCI World Value and Growth Indices are subsets of the MSCI World Index and are built on a country-by-country basis for each of the 23 countries included in the MSCI World Index. The Value and Growth indices use eight different variables, both forward looking and historical, to more accurately reflect value and growth styles and buffer zones that reduce index turnover. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

There is no assurance the investment process will consistently lead to successful investing.

82  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stocks - 87.8%
Agricultural Operations - 0.5%
     195,000    Bunge, Ltd. .................................    $     5,461,950

Applications Software - 0.2%
   1,730,000    IONA Technologies (ADR)* ....................          2,352,800

Automotive - Truck Parts and Equipment - 2.2%
     600,000    Autoliv, Inc. ...............................         14,580,000
     210,000    Magna International, Inc. - Class A .........         12,312,300

                                                                      26,892,300
Building - Residential and Commercial - 1.0%
      60,000    Pulte Homes, Inc. ...........................          3,479,400
     295,000    Standard Pacific Corp. ......................          8,923,750

                                                                      12,403,150
Building and Construction Products - Miscellaneous - 0.7%
     770,000    Dycom Industries, Inc.* .....................          8,500,800

Casino Hotels - 0.4%
     115,000    Harrah's Entertainment, Inc.* ...............          4,529,850

Chemicals - Specialty - 0.4%
     200,000    Great Lakes Chemical Corp. ..................          4,912,000

Commercial Banks - 6.0%
     310,000    Associated Banc-Corp ........................         10,831,400
     350,000    Compass Bancshares, Inc. ....................         11,802,000
     450,000    Greater Bay Bancorp .........................          7,200,000
     300,000    Marshall & Ilsley Corp. .....................          8,826,000
     480,000    Mercantile Bankshares Corp. .................         18,403,200
     596,155    SouthTrust Corp. ............................         16,013,320

                                                                      73,075,920
Computer Aided Design - 0.4%
     300,000    Autodesk, Inc. ..............................          4,668,000

Computers - Memory Devices - 1.4%
   1,029,320    Advanced Digital Information Corp.* .........          8,255,146
   2,700,000    Silicon Storage Technology, Inc.* ...........          8,505,000

                                                                      16,760,146
Computers - Peripheral Equipment - 0.4%
     965,000    InFocus Corp.* ..............................          4,332,850

Data Processing and Management - 0.4%
     330,000    FileNET Corp.* ..............................          5,078,700

Diagnostic Equipment - 0.3%
     300,000    Cytyc Corp.* ................................          3,960,000

Distribution and Wholesale - 2.5%
     650,000    Genuine Parts Co. ...........................         20,780,500
     400,000    Tech Data Corp.* ............................          9,600,000

                                                                      30,380,500
Diversified Operations - 3.4%
   1,025,000    Cendant Corp.* ..............................         14,637,000
     450,000    Federal Signal Corp. ........................          7,776,000
     360,000    Harsco Corp. ................................         12,409,200
     380,000    Trinity Industries, Inc. ....................          6,289,000

                                                                      41,111,200
Electronic Components - Miscellaneous - 0.6%
     600,000    Vishay Intertechnology, Inc.* ...............          7,500,000

Electronic Components - Semiconductors - 0.5%
     550,000    Fairchild Semiconductor International, Inc.
                  - Class A* ................................          6,528,500

Electronic Design Automation - 0.5%
     115,000    Synopsys, Inc.* .............................          5,593,600

Engineering - Research and Development - 0.9%
     330,000    Fluor Corp. .................................    $    11,408,100

Engines - Internal Combustion - 0.6%
     155,000    Briggs & Stratton Corp. .....................          6,996,700

Enterprise Software/Services - 0.5%
     850,000    Informatica Corp.* ..........................          5,550,500

Fiduciary Banks - 0.8%
     340,000    Wilmington Trust Corp. ......................          9,149,400

Finance - Commercial - 0.7%
     400,000    CIT Group, Inc. .............................          8,148,000

Finance - Investment Bankers/Brokers - 1.0%
     300,000    A.G. Edwards, Inc. ..........................          8,949,000
      50,000    Legg Mason, Inc. ............................          2,715,000

                                                                      11,664,000
Finance - Mortgage Loan Banker - 0.5%
      85,000    Countrywide Financial Corp. .................          5,746,000

Food - Meat Products - 0.8%
     400,000    Hormel Foods Corp. ..........................          9,204,000

Food - Wholesale/Distribution - 1.0%
     750,000    Supervalu, Inc. .............................         12,352,500

Forestry - 1.0%
     500,000    Plum Creek Timber Company, Inc. .............         11,630,000

Health Care Cost Containment - 0.9%
     400,000    McKesson Corp. ..............................         11,096,000

Home Furnishings - 2.4%
     650,000    Furniture Brands International, Inc.* .......         15,437,500
     700,000    La-Z-Boy, Inc. ..............................         13,671,000

                                                                      29,108,500
Hotels and Motels - 1.0%
     520,000    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         11,918,400

Instruments - Controls - 1.1%
     370,000    Mettler-Toledo International, Inc.* .........         13,135,000

Internet Infrastructure Software - 0.4%
   2,700,000    Openwave Systems, Inc.* .....................          4,671,000

Internet Security - 0.6%
   1,900,000    SonicWALL, Inc.* ............................          6,783,000

Investment Management and Advisory Services - 1.3%
     130,000    Franklin Resources, Inc. ....................          4,534,400
     550,000    Waddell & Reed Financial, Inc. - Class A ....         11,000,000

                                                                      15,534,400
Life and Health Insurance - 1.3%
     500,000    Lincoln National Corp. ......................         15,980,000

Machinery - Construction and Mining - 0.9%
     900,000    Joy Global, Inc.* ...........................         11,133,000

Machinery - General Industrial - 0.6%
     390,000    Manitowoc Company, Inc. .....................          7,254,000

Machinery - Pumps - 0.7%
     215,000    Tecumseh Products Co. - Class A .............          8,651,600

Medical - Biomedical and Genetic - 0.5%
     230,000    Charles River Laboratories International, Inc.*        6,244,500

Medical - Drugs - 0.4%
     275,000    SICOR, Inc.* ................................          4,930,750

Medical - HMO - 0.9%
   1,000,000    Humana, Inc* ................................         11,050,000

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  83

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Hospitals - 1.4%
   1,280,000    Province Healthcare Co.* ....................    $    12,800,000
     320,000    Tenet Healthcare Corp.* .....................          4,748,800

                                                                      17,548,800
Medical - Nursing Home - 1.0%
     650,000    Manor Care, Inc.* ...........................         12,642,500

Medical Instruments - 0.7%
     225,000    Beckman Coulter, Inc. .......................          8,745,750

Medical Labs and Testing Services - 1.2%
     500,000    Laboratory Corporation of America Holdings* .         14,730,000

Medical Products - 0.7%
     260,000    Invacare Corp. ..............................          8,307,000

Multi-Line Insurance - 2.2%
     300,000    Cincinnati Financial Corp. ..................         11,055,000
     505,000    Old Republic International Corp. ............         15,453,000

                                                                      26,508,000
Networking Products - 1.1%
   1,100,000    3Com Corp.* .................................          5,720,000
   1,143,210    Adaptec, Inc.* ..............................          7,819,556

                                                                      13,539,556
Non-Hazardous Waste Disposal - 1.2%
     700,000    Republic Services, Inc.* ....................         15,022,000

Oil - Field Services - 1.9%
     900,000    Key Energy Services, Inc.* ..................          9,063,000
     525,000    Tidewater, Inc. .............................         14,122,500

                                                                      23,185,500
Oil and Gas Drilling - 1.2%
     400,000    Global Santa Fe Corp. .......................          8,464,000
     170,000    Precision Drilling Corp.* ...................          5,844,600

                                                                      14,308,600
Oil Companies - Exploration and Production - 8.1%
     579,439    Cimarex Energy Co.* .........................         11,414,948
     207,000    Devon Energy Corp. ..........................          9,780,750
     170,000    EOG Resources, Inc. .........................          6,354,600
     616,900    Forest Oil Corp.* ...........................         12,819,182
     205,000    Kerr-McGee Corp. ............................          8,632,550
      95,000    Murphy Oil Corp. ............................          3,956,750
     320,835    Newfield Exploration Co.* ...................         11,033,516
     310,000    Noble Energy, Inc. ..........................         10,292,000
     370,000    Stone Energy Corp.* .........................         12,998,100
     445,000    Tom Brown, Inc.* ............................         10,911,400

                                                                      98,193,796
Oil Companies - Integrated - 0.5%
     250,000    Marathon Oil Corp. ..........................          5,692,500

Paper and Related Products - 1.9%
     245,000    Rayonier, Inc. ..............................         12,338,200
     240,000    Temple-Inland, Inc. .........................         10,872,000

                                                                      23,210,200
Pharmacy Services - 1.2%
     560,000    Omnicare, Inc. ..............................         14,851,200

Property and Casualty Insurance - 0.6%
     175,000    Mercury General Corp. .......................          7,700,000

Publishing - Periodicals - 1.0%
     970,540    Reader's Digest Association, Inc. ...........         11,646,480

Reinsurance - 1.9%
     110,000    Everest Re Group, Ltd. ......................    $     7,661,500
     440,000    IPC Holdings, Ltd. ..........................         15,114,000

                                                                      22,775,500
Real Estate Investment Trusts (REIT) - Apartments - 1.5%
     235,000    Avalonbay Communities, Inc. .................          9,374,150
     265,000    Home Properties of New York, Inc. ...........          9,203,450

                                                                      18,577,600
Real Estate Investment Trusts (REIT) - Diversified - 1.6%
     340,000    Liberty Property Trust ......................         10,638,600
     225,000    Vornado Realty Trust ........................          8,550,000

                                                                      19,188,600
Real Estate Investment Trusts (REIT) - Office Property - 0.6%
     220,000    Mack-Cali Realty Corp. ......................          6,943,200

Retail - Apparel and Shoe - 1.6%
   1,000,000    Foot Locker, Inc. ...........................         11,000,000
     310,000    Talbots, Inc. ...............................          8,881,500

                                                                      19,881,500
Retail - Auto Parts - 0.7%
     305,000    O'Reilly Automotive, Inc.* ..................          9,046,300

Retail - Drug Store - 1.3%
     640,000    CVS Corp. ...................................         15,494,400

Retail - Regional Department Stores - 0.6%
     240,000    Federated Department Stores, Inc. ...........          7,348,800

Retail - Restaurants - 0.9%
     395,000    Wendy's International, Inc. .................         11,470,800

Retail - Toy Store - 0.3%
     366,100    Toys "R" Us, Inc.* ..........................          3,752,525

Savings/Loan/Thrifts - 0.9%
     450,000    Astoria Financial Corp. .....................         11,259,000

Semiconductor Equipment - 0.5%
   1,150,000    Asyst Technologies, Inc.* ...................          5,485,500

Steel - Producers - 1.6%
     240,000    Nucor Corp. .................................          9,804,000
     777,900    Steel Dynamics, Inc.* .......................          9,412,590

                                                                      19,216,590
Super-Regional Banks - 0.9%
     250,000    PNC Bank Corp. ..............................         10,975,000

Telecommunication Equipment - 1.1%
     300,000    Advanced Fibre Communications, Inc.* ........          4,590,000
     430,000    C-COR.net Corp.* ............................          1,466,300
     529,985    Newport Corp.* ..............................          6,847,936

                                                                      12,904,236
Telephone - Integrated - 0.5%
     140,000    Telephone and Data Systems, Inc. ............          6,032,600

Transportation - Air Freight - 1.0%
     400,000    CNF, Inc. ...................................         12,136,000

Transportation - Marine - 0.8%
     240,000    Teekay Shipping Corp. (New York Shares) .....          9,108,000

Transportation - Truck - 0.6%
     236,100    USFreightways Corp. .........................          6,731,211

Wireless Equipment - 0.4%
   2,200,000    Stratex Networks, Inc.* .....................          5,412,000
--------------------------------------------------------------------------------
Total Common Stock (cost $1,070,403,885) ....................      1,062,952,860
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

84  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Time Deposits - 13.0%
                Fifth Third Bank
$ 52,500,000      1.26%, 05/01/03 ...........................    $    52,500,000
                Society Generale, New York
  52,500,000      1.25%, 05/01/03 ...........................         52,500,000
                SunTrust  Bank
  52,500,000      1.27%, 05/01/03 ...........................         52,500,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $ 157,500,000) ....................        157,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,227,903,885) - 100.8% ......      1,220,452,860
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.8)%      (9,912,636)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,210,540,224
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            3.1%          $    37,345,450
Canada                                             2.5%               30,075,300
Cayman Islands                                     0.7%                8,464,000
Ireland                                            0.2%                2,352,800
United States++                                   93.5%            1,142,215,310
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,220,452,860

++Includes Short-Term Securities (80.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  85

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND (CLOSED TO NEW INVESTORS)  Managed by Perkins, Wolf,
                                                      McDonnell and Company, LLC

--------------------------------------------------------------------------------

[PHOTO]
Robert Perkins
portfolio manager

[PHOTO]
Thomas Perkins
portfolio manager

PERFORMANCE OVERVIEW

For the seven months ended April 30, 2003, Janus Small Cap Value Fund Investor Shares gained 9.56% and Institutional Shares gained 9.74% while its benchmark, the Russell 2000 Value Index, rose 9.05%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 162nd out of 244 Small-Cap Value Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 13.21%, the broad-based Standard & Poor's 500(R) Index adding 13.66%, and the technology-dominated Nasdaq Composite Index climbing 25.30% for the seven months. In the value arena, the S&P 500(R)/Barra Value Index returned 14.11%, while the MSCI World Value Index offered a 12.35% return.

As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was industrial crane provider Manitowoc. Furniture distributor La-Z-Boy also fell short of our expectations as did business services provider Spherion Corp. and digital projection technology producer InFocus Corp.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Shares in footwear maker Wolverine gained for the period. Oil mining company Key Energy was also a top performer. Other strong holdings were house builder Standard Pacific Corp., industrial tube maker Maverick Tube and high-end software designer Micromuse.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Although financials stocks appreciated, they rose less than those of the benchmark and the Fund's was underweight in this sector. Also hurting our performance was the Fund's overweighting in industrials, which declined as a group. The most positive element of our performance was our stock selection in the materials sector.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

In this environment, we will continue to look for companies that are generating relatively large amounts of excess cash, paying healthy dividends and maintaining strong balance sheets. Our goal is to offer shareholders opportunity for realistic rewards while mitigating some market risk.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

86  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Small Cap Value Fund - Investor Shares $39,775
Russell 2000 Value Index $27,191

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Small Cap Value Fund and the Russell 2000 Value Index. Janus Small Cap Value Fund is represented by a shaded area of blue. The Russell 2000 Value Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1993, through April 30, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Small Cap Value Fund ($39,775) as compared to the Russell 2000 Value Index ($27,191).

                                   ONE            FIVE          TEN
                                   YEAR           YEAR          YEAR
--------------------------------------------------------------------------------
Janus Small Cap Value Fund
  Investor Shares                  (20.78)%       6.76%         14.80%
  Institutional Shares             (20.53)%       7.10%         15.04%
--------------------------------------------------------------------------------
Russell 2000 Value Index           (18.84)%       1.76%         10.52%

FUND STRATEGY
--------------------------------------------------------------------------------
Invests in what the Fund's portfolio manager believes are overlooked, undervalued small companies with real comeback potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

U.S. Government Agencies -- 1.8%
Common Stock -- Foreign -- 3.7%
Cash and Cash Equivalents -- 12.6%
Common Stock -- Domestic -- 81.9%

Number of Stocks: 80
Top 10 Equities: 22.1%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                              APRIL 30, 2003

Manor Care, Inc.                                        2.5%
La-Z-Boy, Inc.                                          2.4%
IPC Holdings, Ltd.                                      2.4%
Key Energy Services, Inc.                               2.3%
Home Properties of New York, Inc.                       2.3%
Kaydon Corp.                                            2.1%
CNF, Inc.                                               2.1%
Rayonier, Inc.                                          2.0%
Briggs & Stratton Corp.                                 2.0%
Wolverine World Wide, Inc.                              2.0%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Small Cap Value Fund      o Russell 2000 Value Index

[BAR CHART OMITTED]

                                              Janus Small Cap      Russell 2000
                                                 Value Fund        Value Index

Oil Companies -- Exploration and Production         7.3%               2.0%
Diversified Operations                              6.0%               1.8%
Commercial Banks                                    5.4%               9.0%
Home Furnishings                                    4.3%               0.2%
Oil -- Field Services                               3.5%               0.6%
Multi-Line Insurance                                2.8%               0.3%
Real Estate Investment Trusts -- Office Property    2.7%               1.7%
Real Estate Investment Trusts -- Apartments         2.7%               1.3%
Savings/Loan/Thrifts                                2.6%               3.9%
Medical -- Nursing Home                             2.5%               0.1%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Small Cap Value Fund - Investor Shares 9th out of 115 Small-Cap Value Funds for the 5-year period.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

On 4/21/03, Berger Small Cap Value Fund was reorganized into Janus Small Cap Value Fund.

Due to market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The S&P 500(R)/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor's 500(R) Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500(R) on a market capitalization basis. The MSCI World Value and Growth Indices are subsets of the MSCI World Index and are built on a country-by-country basis for each of the 23 countries included in the MSCI World Index. The Value and Growth indices use eight different variables, both forward looking and historical, to more accurately reflect value and growth styles and buffer zones that reduce index turnover. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

There is no assurance the investment process will consistently lead to successful investing.

                                          Janus Equity Funds  April 30, 2003  87

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 85.6%
Automotive - Truck Trailers - 0.7%
   2,100,000    Wabash National Corp.*,# ....................    $    19,698,000

Building - Residential and Commercial - 2.0%
   1,800,000    Standard Pacific Corp.# .....................         54,450,000

Building and Construction Products - Miscellaneous - 1.5%
   3,700,000    Dycom Industries, Inc.*,# ...................         40,848,000

Building Products - Cement and Aggregate - 0.8%
   1,125,000    Texas Industries, Inc.# .....................         22,207,500

Business to Business/E-Commerce - 0.4%
   1,200,000    webMethods, Inc.*,# .........................         12,072,000

Chemicals - Plastics - 0.6%
   1,100,000    A. Schulman, Inc. ...........................         17,994,900

Chemicals - Specialty - 1.1%
     763,100    Great Lakes Chemical Corp. ..................         18,741,736
     350,000    Lubrizol Corp. ..............................         11,063,500

                                                                      29,805,236
Commercial Banks - 5.4%
     232,950    Chittenden Corp. ............................          6,301,298
   1,725,000    F.N.B. Corp. ................................         52,474,500
   2,700,000    Greater Bay Bancorp# ........................         43,200,000
   2,090,850    Susquehanna Bancshares, Inc.# ...............         47,566,837

                                                                     149,542,635
Computer Services - 0.2%
   2,140,630    Covansys Corp.*,# ...........................          5,137,512

Computers - Memory Devices - 1.7%
   3,600,000    Advanced Digital Information Corp.*,# .......         28,872,000
   5,500,000    Silicon Storage Technology, Inc.*,# .........         17,325,000

                                                                      46,197,000
Computers - Peripheral Equipment - 0.4%
   2,200,000    InFocus Corp.*,# ............................          9,878,000

Data Processing and Management - 0.4%
     769,600    FileNET Corp.*,# ............................         11,844,144

Diagnostic Equipment - 1.1%
   2,200,000    Cytyc Corp.* ................................         29,040,000

Diversified Operations - 6.0%
   1,791,500    A.O. Smith Corp.# ...........................         53,422,530
   2,950,000    Federal Signal Corp.# .......................         50,976,000
     900,000    Harsco Corp. ................................         31,023,000
   1,850,000    Trinity Industries, Inc.# ...................         30,617,500

                                                                     166,039,030
Electronic Components - Semiconductors - 0.2%
   1,815,050    Integrated Silicon Solution, Inc.*,# ........          5,898,912

Engines - Internal Combustion - 2.0%
   1,230,000    Briggs & Stratton Corp.# ....................         55,522,200

Enterprise Software/Services - 0.9%
   4,000,000    Informatica Corp.*,# ........................         26,120,000

Food - Wholesale/Distribution - 0.9%
   1,500,000    Supervalu, Inc. .............................         24,705,000

Footwear & Related Apparel - 2.0%
   3,008,100    Wolverine World Wide, Inc.# .................         55,469,364

Home Furnishings - 4.3%
   2,200,000    Furniture Brands International, Inc.* .......         52,250,000
   3,400,000    La-Z-Boy, Inc.# .............................         66,402,000

                                                                     118,652,000
Human Resources - 0.7%
   4,300,000    Spherion Corp.*,# ...........................    $    18,705,000

Instruments - Controls - 1.6%
   1,265,800    Mettler-Toledo International, Inc.* .........         44,935,900

Internet Infrastructure Software - 0.5%
   8,000,000    Openwave Systems, Inc.*,# ...................         13,840,000

Internet Security - 0.5%
   4,000,000    SonicWALL, Inc.*,# ..........................         14,280,000

Investment Management and Advisory Services - 0.8%
     460,000    Affiliated Managers Group, Inc.* ............         21,302,600

Machinery - Construction and Mining - 1.7%
   3,800,000    Joy Global, Inc.*,# .........................         47,006,000

Machinery - General Industrial - 1.2%
   1,800,000    Manitowoc Company, Inc.# ....................         33,480,000

Machinery - Pumps - 1.3%
     650,000    Flowserve Corp.* ............................         10,036,000
     650,000    Tecumseh Products Co. - Class A# ............         26,156,000

                                                                      36,192,000
Medical - Biomedical and Genetic - 0.3%
     325,000    Charles River Laboratories International, Inc.*        8,823,750

Medical - Hospitals - 1.3%
     418,400    LifePoint Hospitals, Inc.* ..................          8,167,168
   2,767,400    Province Healthcare Co.*,# ..................         27,674,000

                                                                      35,841,168
Medical - Nursing Home - 2.5%
   3,600,000    Manor Care, Inc.* ...........................         70,020,000

Medical Products - 1.4%
   1,250,000    Invacare Corp.# .............................         39,937,500

Metal Processors and Fabricators - 2.1%
   2,600,000    Kaydon Corp.# ...............................         57,980,000

Multi-Line Insurance - 2.8%
   2,750,000    Horace Mann Educators Corp.# ................         40,617,500
   1,200,000    Old Republic International Corp. ............         36,720,000

                                                                      77,337,500
Oil - Field Services - 3.5%
   6,250,000    Key Energy Services, Inc.*,# ................         62,937,500
   1,300,000    Tidewater, Inc. .............................         34,970,000

                                                                      97,907,500
Oil Companies - Exploration and Production - 7.3%
   1,550,000    Cimarex Energy Co.* .........................         30,535,000
   1,320,000    Forest Oil Corp.* ...........................         27,429,600
     920,000    Newfield Exploration Co.* ...................         31,638,800
     950,000    Noble Energy, Inc. ..........................         31,540,000
   1,440,900    Stone Energy Corp.*,# .......................         50,618,817
   1,200,000    Tom Brown, Inc.* ............................         29,424,000

                                                                     201,186,217
Paper and Related Products - 2.0%
   1,125,000    Rayonier, Inc. ..............................         56,655,000

Publishing - Periodicals - 0.5%
   1,122,200    Reader's Digest Association, Inc. ...........         13,466,400

Real Estate Investment Trusts (REIT) - Apartments - 2.7%
     455,540    Gables Residential Trust, Inc.# .............         12,928,225
   1,800,000    Home Properties of New York, Inc.# ..........         62,514,000

                                                                      75,442,225
Real Estate Investment Trusts (REIT) - Manufactured Homes - 0.1%
      70,600    Manufactured Home Communities, Inc. .........          2,262,024

See Notes to Schedules of Investments and Financial Statements.

88  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Real Estate Investment Trusts (REIT) - Office Property - 2.7%
   1,800,000    Brandywine Realty Trust, Inc.# ..............    $    40,140,000
   1,300,000    Prentiss Properties Trust ...................         35,750,000

                                                                      75,890,000
Reinsurance - 2.4%
   1,900,000    IPC Holdings, Ltd. ..........................         65,265,000

Retail - Apparel and Shoe - 0.1%
      87,400    AnnTaylor Stores Corp.* .....................          2,067,884

Retail - Convenience Stores - 0.9%
   1,900,000    Casey's General Stores, Inc. ................         24,605,000

Savings/Loan/Thrifts - 2.6%
     433,000    Brookline Bancorp, Inc. .....................          5,789,210
   2,000,000    Seacoast Financial Services Corp.# ..........         37,740,000
   1,600,000    Waypoint Financial Corp. ....................         29,200,000

                                                                      72,729,210
Semiconductor Equipment - 0.5%
   2,700,000    Asyst Technologies, Inc.*,# .................         12,879,000

Steel - Producers - 0.7%
   1,534,340    Steel Dynamics, Inc.* .......................         18,565,514

Steel Pipe and Tube - 0.8%
   1,250,000    Maverick Tube Corp.*,# ......................         22,237,500

Telecommunication Equipment - 1.4%
     500,000    Advanced Fibre Communications, Inc.* ........          7,650,000
   3,300,000    C-COR.net Corp.*,# ..........................         11,253,000
   1,500,000    Newport Corp.*,# ............................         19,381,500

                                                                      38,284,500
Transportation - Air Freight - 2.1%
   1,880,000    CNF, Inc. ...................................         57,039,200

Transportation - Equipment and Leasing - 0.7%
   1,000,000    GATX Corp. ..................................         18,840,000

Transportation - Marine - 1.4%
   1,000,000    Teekay Shipping Corp. (New York Shares) .....         37,950,000

Transportation - Railroad - 0.4%
     880,000    Kansas City Southern* .......................          9,741,600

Transportation - Truck - 0.4%
     397,500    USFreightways Corp. .........................         11,332,725

Wireless Equipment - 1.1%
   3,638,680    REMEC, Inc.*,# ..............................         18,011,466
   4,967,500    Stratex Networks, Inc.*,# ...................         12,220,050

                                                                      30,231,516
--------------------------------------------------------------------------------
Total Common Stock (cost $2,440,183,656) ....................      2,365,380,866
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 1.8%
                Fannie Mae:
$ 25,000,000      1.19%, due 7/23/03 ........................         24,934,875
  25,000,000      1.175%, due 7/2/03 ........................         24,950,050
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies (cost $49,881,684)          49,884,925
--------------------------------------------------------------------------------
Time Deposits - 13.9%
                Fifth Third Bank
$125,000,000      1.26%, 5/1/03 .............................    $   125,000,000
                Societe Generale, New York
 125,000,000      1.25%, 5/1/03 .............................        125,000,000
                SunTrust Banks
 133,200,000      1.27%, 5/1/03 .............................        133,200,000
--------------------------------------------------------------------------------
Total Time Deposit (cost $383,200,000) ......................        383,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,873,265,340) - 101.3% ......      2,798,465,791
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.3%)     (35,310,592)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,763,155,199
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bahamas                                            1.4%          $    37,950,000
Bermuda                                            2.3%               65,265,000
United States++                                   96.3%            2,695,250,791
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,798,465,791

++Includes Short-Term Securities (80.8% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

                                          Janus Equity Funds  April 30, 2003  89

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)                         Janus          Janus          Janus         Janus           Janus
(all numbers in thousands                 Janus        Enterprise      Mercury        Olympus        Orion           Twenty
except net asset value per share)          Fund           Fund           Fund           Fund          Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                    $ 14,602,412   $  1,724,633   $  4,571,473   $  2,484,408   $    370,356   $  9,468,976

Investments at value                   $ 16,655,559   $  1,746,220   $  4,971,842   $  2,587,731   $    408,611   $  9,547,122
  Cash                                           --          1,346            584          1,096          3,549          1,841
  Receivables:
    Investments sold                         29,252         52,469         15,130         17,253          5,992             45
    Fund shares sold                         12,022          1,318          3,447            962            518          4,176
    Dividends                                11,120            385            555          1,086            113            473
    Interest                                     14             72             12            282            122         11,447
  Other assets                                  105              6             14             10              2             75
  Variation Margin                               --             --             --             --             --             --
  Forward currency contracts                     --             --            367             --             10             --
------------------------------------------------------------------------------------------------------------------------------
Total Assets                             16,708,072      1,801,816      4,991,951      2,608,420        418,917      9,565,179
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                            573             --             --             --             --             --
    Investments purchased                   514,953         80,816         16,785         61,024          9,696             --
    Fund shares repurchased                  17,253         14,414         16,038          1,852            251         14,894
    Advisory fees                             8,296            893          2,567          1,347            205          5,014
    Administrative fees                          --             --             --             --             --             --
    Transfer agent fees and expenses          2,619            582          1,140            802            117          1,338
  Accrued expenses                            1,541            300          1,201            986            198            466
  Forward currency contracts                    890             --          2,943            105             --          1,493
------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                           546,125         97,005         40,674         66,116         10,467         23,205
------------------------------------------------------------------------------------------------------------------------------
Net Assets                             $ 16,161,947   $  1,704,811   $  4,951,277   $  2,542,304   $    408,450   $  9,541,974
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)             837,576         69,868        317,433        118,910         89,597        312,622
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share              $      19.30   $      24.40   $      15.60   $      21.38   $       4.56   $      30.52
------------------------------------------------------------------------------------------------------------------------------

As of April 30, 2003 (unaudited)          Janus
(all numbers in thousands                Venture
except net asset value per share)          Fund

---------------------------------------------------
Assets:
Investments at cost                    $    952,640

Investments at value                   $  1,014,562
  Cash                                        2,379
  Receivables:
    Investments sold                         23,028
    Fund shares sold                            112
    Dividends                                   142
    Interest                                      1
  Other assets                                   19
  Variation Margin                               --
  Forward currency contracts                     --
---------------------------------------------------
Total Assets                              1,040,243
---------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                             --
    Investments purchased                    13,702
    Fund shares repurchased                     947
    Advisory fees                               546
    Administrative fees                          --
    Transfer agent fees and expenses            535
  Accrued expenses                              279
  Forward currency contracts                    376
---------------------------------------------------
Total Liabilities                            16,385
---------------------------------------------------
Net Assets                             $  1,023,858
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)              30,590
---------------------------------------------------
Net Asset Value Per Share              $      33.47
---------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.

See Notes to Financial Statements.

90  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Janus          Janus          Janus
As of April 30, 2003 (unaudited)          Global         Global         Global         Janus          Janus          Janus
(all numbers in thousands             Life Sciences    Technology       Value         Overseas      Worldwide       Balanced
except net asset value per share)          Fund           Fund           Fund           Fund           Fund           Fund

------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                    $  1,141,811   $  1,239,849   $    128,374   $  2,775,269   $ 11,358,610   $  3,917,928

Investments at value                   $  1,286,590   $  1,222,859   $    119,205   $  2,857,048   $ 11,675,471   $  4,040,573
  Cash                                        1,544          1,551            586          7,581             --          2,673
  Receivables:
    Investments sold                         43,106         21,689          1,058         23,983        143,447             --
    Fund shares sold                            267            993             60          3,002          4,456          5,108
    Dividends                                 1,527          1,011            256         12,346         43,806          1,554
    Interest                                      1            416             --              8             68         26,441
  Other assets                                    3              3              1             10             56             12
  Variation Margin                               --             --             --             --             --             --
  Forward currency contracts                     --            224              8            434          1,317             --
------------------------------------------------------------------------------------------------------------------------------
Total Assets                              1,333,038      1,248,746        121,174      2,904,412     11,868,621      4,076,361
------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                             --             --             --             --          1,153             --
    Investments purchased                    69,832          6,519             69         96,342         77,791         11,079
    Fund shares repurchased                   1,071          1,832            287         33,589         30,130          5,861
    Advisory fees                               668            642             63          1,473          6,151          2,123
    Administrative fees                          --             --             --             --             --             --
    Transfer agent fees and expenses            187            293             52            532          2,020            792
  Accrued expenses                              269            656             74            577          1,410            205
  Forward currency contracts                  1,157          2,077            911          5,652         10,511          3,839
------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                            73,184         12,019          1,456        138,165        129,166         23,899
------------------------------------------------------------------------------------------------------------------------------
Net Assets                             $  1,259,854   $  1,236,727   $    119,718   $  2,766,247   $ 11,739,455   $  4,052,462
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)              97,930        161,777         13,555        184,764        370,420        220,715
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share              $      12.86   $       7.64   $       8.83   $      14.97   $      31.69   $      18.36
------------------------------------------------------------------------------------------------------------------------------

                                          Janus          Janus          Janus          Janus
As of April 30, 2003 (unaudited)           Core          Growth         Special     Risk-Managed
(all numbers in thousands                 Equity       and Income       Equity         Stock
except net asset value per share)          Fund           Fund          Fund(1)         Fund

------------------------------------------------------------------------------------------------
Assets:
Investments at cost                    $    692,278   $  5,769,785   $  1,972,005   $     33,975

Investments at value                   $    711,744   $  5,761,157   $  1,847,344   $     35,601
  Cash                                        1,062          3,855          1,754             39
  Receivables:
    Investments sold                            262          7,258         11,820            194
    Fund shares sold                          1,364         10,716            486            507
    Dividends                                   518          4,741            472             21
    Interest                                      2          5,441            184             --
  Other assets                                    3             20             12             --
  Variation Margin                               --             --             --              1
  Forward currency contracts                     --             --            611             --
------------------------------------------------------------------------------------------------
Total Assets                                714,955      5,793,188      1,862,683         36,363
------------------------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                             --             --             --             --
    Investments purchased                     4,791          2,527          8,703          1,103
    Fund shares repurchased                     641          3,674          1,448            284
    Advisory fees                               368          2,993            952             --
    Administrative fees                          --             --             --              1
    Transfer agent fees and expenses            101          1,280            422             35
  Accrued expenses                               83            621            686             29
  Forward currency contracts                  1,030          1,130              8             --
------------------------------------------------------------------------------------------------
Total Liabilities                             7,014         12,225         12,219          1,452
------------------------------------------------------------------------------------------------
Net Assets                             $    707,941   $  5,780,963   $  1,850,464   $     34,911
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)              46,576        235,598        246,037          3,271
------------------------------------------------------------------------------------------------
Net Asset Value Per Share              $      15.20   $      24.54   $       7.52   $      10.67
------------------------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2003  91

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (AUDITED) (CONTINUED)

                                                         Janus          Janus
As of April 30, 2003                                    Mid Cap       Small Cap
(all numbers in thousands                                Value          Value
except net asset value per share)                       Fund(1)        Fund(2)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                  $  1,227,904   $  2,873,265

Investments at value                                 $  1,220,453   $  2,798,466
  Cash                                                      1,668             --
  Receivables:
    Investments sold                                        8,600         28,973
    Fund shares sold                                        5,187          3,545
    Dividends                                                 741          1,590
    Interest                                                    6             13
--------------------------------------------------------------------------------
Total Assets                                            1,236,655      2,832,587
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                           --             25
    Investments purchased                                  23,036         59,199
    Fund shares repurchased                                 2,047          7,696
    Advisory fees                                             659          1,694
    Transfer agent fees and expenses                          315            687
    Administrative fees                                        21             49
    Accrued expenses                                           37             82
--------------------------------------------------------------------------------
Total Liabilities                                          26,115         69,432
--------------------------------------------------------------------------------
Net Assets                                           $  1,210,540   $  2,763,155
--------------------------------------------------------------------------------
Net Assets - Investor Shares                         $  1,033,772   $  1,476,575
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                          68,238         64,012
--------------------------------------------------------------------------------
Net Asset Value Per Share                            $      15.15   $      23.07
--------------------------------------------------------------------------------
Net Assets - Institutional Shares                    $    176,768   $  1,286,580
  Shares Outstanding, $0.01 Par Value
    (unlimited shares authorized)                          11,637         55,493
--------------------------------------------------------------------------------
Net Asset Value Per Share                            $      15.19   $      23.18
--------------------------------------------------------------------------------

(1)  Formerly named Berger Mid Cap Value Fund.
(2)  Formerly named Berger Small Cap Value Fund.

See Notes to Financial Statements.

92  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

For the six months ended                                                             Janus           Janus           Janus
April 30, 2003 (unaudited)                                           Janus         Enterprise       Mercury         Olympus
(all numbers in thousands)                                            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $        934    $        971    $      1,371    $      1,015
  Dividends                                                             55,550           4,004          16,387           7,491
  Foreign tax withheld                                                   (313)            (11)           (908)           (157)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 56,171           4,964          16,850           8,349
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                         49,973           5,246          15,724           6,652
  Transfer agent fees and expenses                                      15,931           2,504           6,211           2,151
  Registration fees                                                         --              13              --               9
  Postage and mailing expenses                                             235              88             419             274
  Custodian fees                                                           403              53             209              75
  Printing expenses                                                        897             126             576             310
  Audit fees                                                                20              16              18              16
  Trustees' fees and expenses                                               71              11              27              13
  Other expenses                                                            14              12              19               4
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          67,544           8,069          23,203           9,504
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (303)            (82)           (380)            (85)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                            67,241           7,987          22,823           9,419
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                          (11,070)         (3,023)         (5,973)         (1,070)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (789,312)        (40,645)       (337,999)        (25,530)
  Net realized gain/(loss) from foreign
    currency transactions                                              (5,402)            (10)        (16,028)           (699)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                 1,553,425         151,238         575,534         103,512
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 758,711         110,583         221,507          77,283
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                 $    747,641    $    107,560    $    215,534    $     76,213
------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2003  93

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (CONTINUED)

                                                                                                                     Janus
For the six months or period                                         Janus           Janus           Janus           Global
ended April 30, 2003 (unaudited)                                     Orion           Twenty         Venture      Life Sciences
(all numbers in thousands)                                            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $        483    $     28,244    $         20    $        226
  Dividends                                                                918          40,940             888           5,387
  Foreign tax withheld                                                    (41)           (793)            (31)           (310)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  1,360          68,391             877           5,303
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          1,249          30,593           2,391           4,114
  Administrative fees                                                       --              --              --              --
  Transfer agent fees and expenses                                         647           9,177             762           1,448
  Registration fees                                                         21              --              --              35
  Postage and mailing expenses                                              42             135              41              72
  Custodian fees                                                            27              41              35              74
  Printing expenses                                                         86             159              68             118
  Audit fees                                                                17               4              14               8
  Trustees' fees and expenses                                                5              38               7               9
  Other expenses                                                            11              39               2              11
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           2,105          40,186           3,320           5,889
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                   (45)           (104)            (25)            (89)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                             2,060          40,082           3,295           5,800
------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                    --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (700)         28,309          (2,418)           (497)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               (23,159)       (404,575)        (44,389)       (154,527)
  Net realized gain/(loss) from foreign
    currency transactions                                                 (37)         (7,664)            (97)         (4,603)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                    43,429         447,656         100,514         159,655
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  20,233          35,417          56,028             525
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                 $     19,533    $     63,726    $     53,610    $         28
------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.
(2)  Fiscal period from February 28, 2003 (inception) to April 30, 2003.

See Notes to Financial Statements.

94  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Janus           Janus
For the six months or period                                         Global          Global          Janus           Janus
ended April 30, 2003 (unaudited)                                   Technology        Value          Overseas       Worldwide
(all numbers in thousands)                                            Fund            Fund            Fund            Fund

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      1,325    $         49    $        591    $      3,419
  Dividends                                                              5,453           1,182          30,918         129,259
  Foreign tax withheld                                                   (529)           (108)         (4,019)        (11,355)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  6,249           1,123          27,490         121,323
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          3,889             439           9,500          39,690
  Administrative fees                                                       --              --              --              --
  Transfer agent fees and expenses                                       1,699             207           2,946          12,935
  Registration fees                                                         14              32              61              89
  Postage and mailing expenses                                             198              29              51             279
  Custodian fees                                                           131              44           1,013           2,308
  Printing expenses                                                        314              37              71             479
  Audit fees                                                                19              21              36              24
  Trustees' fees and expenses                                                7               1              21              64
  Other expenses                                                            15              10              26              73
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           6,286             820          13,725          55,941
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                   (66)             (9)           (111)           (519)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                             6,220             811          13,614          55,422
------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                    --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                29             312          13,876          65,901
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               (83,085)        (12,471)       (247,364)     (1,010,786)
  Net realized gain/(loss) from foreign
    currency transactions                                              (7,385)         (3,291)        (50,897)       (160,950)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   126,798          18,167         222,845         741,977
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  36,328           2,405        (75,416)       (429,759)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                 $     36,357    $      2,717    $   (61,540)    $  (363,858)
------------------------------------------------------------------------------------------------------------------------------

                                                                                     Janus           Janus           Janus
For the six months or period                                         Janus            Core           Growth          Special
ended April 30, 2003 (unaudited)                                    Balanced         Equity        and Income        Equity
(all numbers in thousands)                                            Fund            Fund            Fund           Fund(1)

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $     44,625    $        431    $     10,831    $        322
  Dividends                                                             14,281           4,925          37,080           6,788
  Foreign tax withheld                                                   (185)           (106)           (730)           (742)
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 58,721           5,250          47,181           6,368
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                         12,530           2,231          17,173           4,659
  Administrative fees                                                       --              --              --              --
  Transfer agent fees and expenses                                       4,141             822           6,212           2,198
  Registration fees                                                          2              26               4              16
  Postage and mailing expenses                                              87              52             213             252
  Custodian fees                                                           146              33             154              91
  Printing expenses                                                        113               4             324             252
  Audit fees                                                                12               6              15              16
  Trustees' fees and expenses                                               19               4              26               9
  Other expenses                                                            18              21              25              14
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          17,068           3,199          24,146           7,507
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                  (177)            (48)           (161)           (111)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                            16,891           3,151          23,985           7,396
------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                                --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                    --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            41,830           2,099          23,196         (1,028)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               (89,439)        (33,862)       (166,423)        (36,661)
  Net realized gain/(loss) from foreign
    currency transactions                                              (3,191)         (1,292)        (17,644)         (1,200)
  Net realized gain/(loss) from futures contracts                           --              --              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   160,634          46,411         376,179         188,567
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  68,004          11,257         192,112         150,706
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                 $    109,834    $     13,356    $    215,308    $    149,678
------------------------------------------------------------------------------------------------------------------------------

                                                                      Janus
For the six months or period                                      Risk-Managed
ended April 30, 2003 (unaudited)                                      Stock
(all numbers in thousands)                                           Fund(2)

------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $          6
  Dividends                                                                 40
  Foreign tax withheld                                                      --
------------------------------------------------------------------------------
Total Investment Income                                                     46
------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                             23
  Administrative fees                                                        2
  Transfer agent fees and expenses                                          38
  Registration fees                                                          8
  Postage and mailing expenses                                               5
  Custodian fees                                                            22
  Printing expenses                                                          7
  Audit fees                                                                 4
  Trustees' fees and expenses                                               --
  Other expenses                                                             3
------------------------------------------------------------------------------
Total Expenses                                                             112
------------------------------------------------------------------------------
Expense and Fee Offsets                                                     --
------------------------------------------------------------------------------
Net Expenses                                                               112
------------------------------------------------------------------------------
Excess Expense Reimbursement                                              (23)
------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                    89
------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              (43)
------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                     10
  Net realized gain/(loss) from foreign
    currency transactions                                                   --
  Net realized gain/(loss) from futures contracts                           89
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     1,657
------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   1,756
------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting
  from Operations                                                 $      1,713
------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2003  95

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (AUDITED) (CONTINUED)

                                                                              Janus                           Janus
For the seven month fiscal period ended April 30, 2003                    Mid Cap Value                  Small Cap Value
and through the fiscal year ended September 30, 2002                         Fund(1)                         Fund(2)
(all numbers in thousands)                                            2003           2002(3)          2003           2002(3)

------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Interest                                                        $      1,234    $      1,859    $      2,762    $      6,440
  Dividends                                                              8,668           6,702           2,706           8,012
  Dividends from affiliates                                                 --              --          15,681          30,568
  Foreign tax withheld                                                    (25)             (8)              --              --
------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  9,877           8,553          21,149          45,020
------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          4,503           4,360          12,273          25,688
  Transfer agent fees and expenses                                         853             577           1,490           1,630
  Registration fees                                                         32             127              50             414
  Postage and mailing expenses                                               4             112              12             428
  Custodian fees                                                           128              66             267             262
  Printing expenses*                                                         4              --              12              --
  Audit fees                                                                15              28              23              49
  Distribution fees
    Investor Shares                                                      1,265           1,409           1,961           4,526
  Administrative fees                                                       21              --              49              --
  Trustees' fees and expenses                                               56              46             143             272
  Interest Expense                                                          13               5              42              52
  Other expenses                                                            62              80             153             460
------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           6,956           6,810          16,475          33,781
------------------------------------------------------------------------------------------------------------------------------
Expense and Fee Offsets                                                   (48)            (26)           (107)            (65)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                             6,908           6,784          16,368          33,716
------------------------------------------------------------------------------------------------------------------------------
Excess Expense Reimbursement                                             (114)              --           (523)           (374)
------------------------------------------------------------------------------------------------------------------------------
Net Expenses After Reimbursement                                         6,794           6,784          15,845          33,342
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             3,083           1,769           5,304          11,678
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions               (48,539)        (19,119)       (140,984)         153,363
  Net realized gain/(loss) from foreign currency transactions               --              --              --              --
  Net realized gain/(loss) from futures contracts                         (95)           (584)              --              --
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   150,184       (142,239)         380,551       (315,558)
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 101,550       (161,942)         239,567       (162,195)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   $    104,633    $  (160,173)    $    244,871    $  (150,517)
------------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Berger Mid Cap Value Fund.
(2)  Formerly named Berger Small Cap Value Fund.
(3) Certain prior year amounts have been reclassified to conform to current year presentation.
*Prior to the reorganization into Janus Investment Funds, Berger Funds reported all expenses associated with shareholder printing and postage as shareholder reporting fees.

See Notes to Financial Statements.

96  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                             Janus
For the six months ended April 30, 2003 (unaudited)                          Janus                         Enterprise
and for the fiscal year ended October 31, 2002                                Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $   (11,070)    $   (51,890)    $    (3,023)    $   (10,938)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (794,714)     (2,548,604)        (40,655)     (1,126,737)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                 1,553,425       (810,432)         151,238         531,932
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        747,641     (3,410,926)         107,560       (605,743)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --              --              --              --
  Net realized gain from investment transactions*                           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          685,950       1,663,342         223,365         666,476
  Shares issued in connection with Acquisition*                        199,286             N/A          80,137             N/A
  Reinvested dividends and distributions                                    --              --              --              --
  Shares repurchased                                               (1,791,351)     (5,445,431)       (560,443)     (1,278,359)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (906,115)     (3,782,089)       (256,941)       (611,883)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (158,474)     (7,193,015)       (149,381)     (1,217,626)
Net Assets:
  Beginning of period                                               16,320,421      23,513,436       1,854,192       3,071,818
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $ 16,161,947    $ 16,320,421    $  1,704,811    $  1,854,192
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 24,599,979    $ 25,499,920    $  6,380,819    $  6,642,263
  Accumulated net investment income/(loss)*                           (11,070)              --         (3,023)              --
  Accumulated net realized gain/(loss) from investments*          (10,479,225)     (9,684,511)     (4,694,572)     (4,653,917)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                    2,052,263         505,012          21,587       (134,154)
------------------------------------------------------------------------------------------------------------------------------
                                                                  $ 16,161,947    $ 16,320,421    $  1,704,811    $  1,854,192
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           37,752          74,515           9,649          24,669
  Shares issued in connection with Acquisition*                         11,635             N/A           3,351             N/A
  Reinvested distributions                                                  --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   49,387          74,515          13,000          24,669
------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                  (99,208)       (250,492)        (23,994)        (47,327)
Net Increase/(Decrease) in Fund Shares                                (49,821)       (175,977)        (10,994)        (22,658)
Shares Outstanding, Beginning of Period                                887,397       1,063,374          80,862         103,520
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      837,576         887,397          69,868          80,862
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  1,493,922    $  5,745,802    $    349,993    $  1,404,006
  Proceeds from sales of securities                                  2,580,469       9,454,060         457,372       2,086,373
  Purchases of long-term U.S. government obligations                        --              --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --              --

                                                                             Janus
For the six months ended April 30, 2003 (unaudited)                         Mercury
and for the fiscal year ended October 31, 2002                                Fund
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (5,973)    $    (4,894)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (354,027)     (2,567,712)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   575,534       1,014,490
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        215,534     (1,558,116)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --        (17,961)
  Net realized gain from investment transactions*                           --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --        (17,961)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          854,147       1,843,292
  Shares issued in connection with Acquisition*                            N/A             N/A
  Reinvested dividends and distributions                                    --          16,761
  Shares repurchased                                               (1,152,445)     (3,160,417)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (298,298)     (1,300,364)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (82,764)     (2,876,441)
Net Assets:
  Beginning of period                                                5,034,041       7,910,482
----------------------------------------------------------------------------------------------
  End of period                                                   $  4,951,277    $  5,034,041
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 11,786,197    $ 12,084,495
  Accumulated net investment income/(loss)*                            (5,973)              --
  Accumulated net realized gain/(loss) from investments*           (7,226,696)     (6,872,669)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      397,749       (177,785)
----------------------------------------------------------------------------------------------
                                                                  $  4,951,277    $  5,034,041
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           57,117         109,513
  Shares issued in connection with Acquisition*                            N/A             N/A
  Reinvested distributions                                                  --             823
----------------------------------------------------------------------------------------------
Total                                                                   57,117         110,336
----------------------------------------------------------------------------------------------
  Shares repurchased                                                  (77,169)       (186,075)
Net Increase/(Decrease) in Fund Shares                                (20,052)        (75,739)
Shares Outstanding, Beginning of Period                                337,485         413,224
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      317,433         337,485
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  1,580,699    $  5,940,713
  Proceeds from sales of securities                                  2,229,821       6,818,658
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2003  97

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             Janus                           Janus
For the six months ended April 30, 2003 (unaudited)                         Olympus                          Orion
and for the fiscal year ended October 31, 2002                                Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1,070)    $    (3,690)    $      (700)    $    (1,703)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (26,229)       (502,203)        (23,196)        (64,509)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   103,512          94,769          43,429        (20,548)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         76,213       (411,124)          19,533        (86,760)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --        (13,411)              --              --
  Net realized gain from investment transactions*                           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --        (13,411)              --              --
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          116,135         288,196          38,283         207,620
  Shares issued in connection with Acquisition*                        454,629             N/A             N/A             N/A
  Reinvested dividends and distributions                                    --          13,092              --              --
  Shares repurchased                                                 (240,840)       (814,903)        (70,824)       (301,705)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                329,924       (513,615)        (32,541)        (94,085)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  406,137       (938,150)        (13,008)       (180,845)
Net Assets:
  Beginning of period                                                2,136,167       3,074,317         421,458         602,303
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  2,542,304    $  2,136,167    $    408,450    $    421,458
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  4,530,426    $  4,215,993    $  1,103,465    $  1,136,006
  Accumulated net investment income/(loss)*                            (1,070)              --           (700)              --
  Accumulated net realized gain/(loss) from investments*           (2,090,270)     (2,064,041)       (732,580)       (709,384)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      103,218        (15,785)          38,265         (5,164)
------------------------------------------------------------------------------------------------------------------------------
                                                                  $  2,542,304    $  2,136,167    $    408,450    $    421,458
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            5,692          11,519           9,015          39,222
  Shares issued in connection with Acquisition*                         21,443             N/A             N/A             N/A
  Reinvested distributions                                                  --             483              --              --
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   27,135          12,002           9,015          39,222
------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                  (11,931)        (33,339)        (16,789)        (57,511)
Net Increase/(Decrease) in Fund Shares                                  15,204        (21,337)         (7,774)        (18,289)
Shares Outstanding, Beginning of Period                                103,706         125,043          97,371         115,660
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      118,910         103,706          89,597          97,371
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    728,482    $  2,452,513    $     81,310    $    774,991
  Proceeds from sales of securities                                    792,988       3,099,277          79,281         861,514
  Purchases of long-term U.S. government obligations                        --              --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --              --

                                                                             Janus
For the six months ended April 30, 2003 (unaudited)                          Twenty
and for the fiscal year ended October 31, 2002                                Fund
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     28,309    $     70,025
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (412,239)       (137,259)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   447,656     (1,946,569)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         63,726     (2,013,803)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (70,146)       (131,262)
  Net realized gain from investment transactions*                           --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (70,146)       (131,262)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          365,147         970,322
  Shares issued in connection with Acquisition*                            N/A             N/A
  Reinvested dividends and distributions                                68,636         128,042
  Shares repurchased                                                 (992,632)     (3,224,509)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (558,849)     (2,126,145)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (565,269)     (4,271,210)
Net Assets:
  Beginning of period                                               10,107,243      14,378,453
----------------------------------------------------------------------------------------------
  End of period                                                   $  9,541,974    $ 10,107,243
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 13,999,417    $ 14,558,266
  Accumulated net investment income/(loss)*                             23,245          65,082
  Accumulated net realized gain/(loss) from investments*           (4,557,342)     (4,145,103)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       76,654       (371,002)
----------------------------------------------------------------------------------------------
                                                                  $  9,541,974    $ 10,107,243
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           12,342          28,005
  Shares issued in connection with Acquisition*                            N/A             N/A
  Reinvested distributions                                               2,336           3,353
----------------------------------------------------------------------------------------------
Total                                                                   14,678          31,358
----------------------------------------------------------------------------------------------
  Shares repurchased                                                  (33,748)        (95,696)
Net Increase/(Decrease) in Fund Shares                                (19,070)        (64,338)
Shares Outstanding, Beginning of Period                                331,692         396,030
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      312,622         331,692
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $  1,390,108    $  4,927,132
  Proceeds from sales of securities                                  1,601,092       6,166,157
  Purchases of long-term U.S. government obligations                        --          67,090
  Proceeds from sales of long-term U.S. government obligations              --          20,623

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

98  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                             Janus                       Janus Global
For the six months ended April 30, 2003 (unaudited)                         Venture                      Life Sciences
and for the fiscal year ended October 31, 2002                                Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (2,418)    $    (7,260)    $      (497)    $    (8,168)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (44,486)        (22,942)       (159,130)       (251,135)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   100,514        (96,155)         159,655       (254,581)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         53,610       (126,357)              28       (513,884)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --              --              --              --
  Net realized gain from investment transactions*                           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           10,075          38,437          29,833         129,432
  Shares issued in connection with Acquisition*                        273,865             N/A             N/A             N/A
  Reinvested dividends and distributions                                    --              --              --              --
  Shares repurchased                                                  (70,015)       (165,035)       (159,730)       (640,911)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                213,925       (126,598)       (129,897)       (511,479)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  267,535       (252,955)       (129,869)     (1,025,363)
Net Assets:
  Beginning of period                                                  756,323       1,009,278       1,389,723       2,415,086
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  1,023,858    $    756,323    $  1,259,854    $  1,389,723
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  1,289,820    $  1,102,968    $  2,426,873    $  2,556,770
  Accumulated net investment income/(loss)*                            (2,418)              --           (497)              --
  Accumulated net realized gain/(loss) from investments*             (325,089)       (280,603)     (1,310,189)     (1,151,059)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       61,545        (66,042)         143,667        (15,988)
------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,023,858    $    756,323    $  1,259,854    $  1,389,723
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              323             964           2,393           8,508
  Shares issued in connection with Acquisition*                          8,546             N/A             N/A             N/A
  Reinvested distributions                                                  --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total                                                                    8,869             964           2,393           8,508
------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (2,219)         (4,310)        (12,898)        (42,472)
Net Increase/(Decrease) in Fund Shares                                   6,650         (3,346)        (10,505)        (33,964)
Shares Outstanding, Beginning of Period                                 23,940          27,286         108,435         142,399
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       30,590          23,940          97,930         108,435
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    233,309    $    931,401    $    994,792    $  1,389,827
  Proceeds from sales of securities                                    312,696       1,050,472       1,108,083       1,933,538
  Purchases of long-term U.S. government obligations                        --              --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --              --

                                                                          Janus Global                       Janus
For the six months ended April 30, 2003 (unaudited)                        Technology                     Global Value
and for the fiscal year ended October 31, 2002                                Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $         29    $    (2,702)    $        312    $        620
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (90,470)       (832,968)        (15,762)        (17,073)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   126,798         199,849          18,167        (26,266)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         36,357       (635,821)           2,717        (42,719)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --              --           (641)           (123)
  Net realized gain from investment transactions*                           --              --              --            (97)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --              --           (641)           (220)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           77,402         280,776          84,042         547,787
  Shares issued in connection with Acquisition*                         22,322             N/A             N/A             N/A
  Reinvested dividends and distributions                                    --              --             612             215
  Shares repurchased                                                 (148,868)       (671,132)       (115,902)       (419,598)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (49,144)       (390,356)        (31,248)         128,404
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (12,787)     (1,026,177)        (29,172)          85,465
Net Assets:
  Beginning of period                                                1,249,514       2,275,691         148,890          63,425
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $  1,236,727    $  1,249,514    $    119,718    $    148,890
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  4,217,488    $  4,252,438    $    162,394    $    193,642
  Accumulated net investment income/(loss)*                            (2,943)         (2,972)             312             641
  Accumulated net realized gain/(loss) from investments*           (2,959,035)     (2,868,565)        (32,927)        (17,165)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (18,783)       (131,387)        (10,061)        (28,228)
------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,236,727    $  1,249,514    $    119,718    $    148,890
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           10,395          27,696           9,643          51,756
  Shares issued in connection with Acquisition*                          2,975             N/A             N/A             N/A
  Reinvested distributions                                                  --              --              69              21
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   13,370          27,696           9,712          51,777
------------------------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                  (20,266)        (69,184)        (13,397)        (41,086)
Net Increase/(Decrease) in Fund Shares                                 (6,896)        (41,488)         (3,685)          10,691
Shares Outstanding, Beginning of Period                                168,673         210,161          17,240           6,549
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      161,777         168,673          13,555          17,240
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    312,662    $  1,095,348    $     32,383    $    227,829
  Proceeds from sales of securities                                    327,402       1,201,259          53,447         108,283
  Purchases of long-term U.S. government obligations                        --              --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --              --

                                                                             Janus
For the six months ended April 30, 2003 (unaudited)                         Overseas
and for the fiscal year ended October 31, 2002                                Fund
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     13,876    $     30,562
  Net realized gain/(loss) from investment and
    foreign currency transactions                                    (298,261)       (643,482)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   222,845          27,251
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (61,540)       (585,669)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (33,135)        (26,693)
  Net realized gain from investment transactions*                           --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (33,135)        (26,693)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        1,646,197       4,445,938
  Shares issued in connection with Acquisition*                          8,889             N/A
  Reinvested dividends and distributions                                31,585          25,428
  Shares repurchased                                               (2,068,346)     (5,605,044)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (381,675)     (1,133,678)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (476,350)     (1,746,040)
Net Assets:
  Beginning of period                                                3,242,597       4,988,637
----------------------------------------------------------------------------------------------
  End of period                                                   $  2,766,247    $  3,242,597
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  4,646,410    $  5,028,307
  Accumulated net investment income/(loss)*                              9,259          28,518
  Accumulated net realized gain/(loss) from investments*           (1,965,746)     (1,667,485)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       76,324       (146,743)
----------------------------------------------------------------------------------------------
                                                                  $  2,766,247    $  3,242,597
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          110,456         249,524
  Shares issued in connection with Acquisition*                            608             N/A
  Reinvested distributions                                               2,044           1,309
----------------------------------------------------------------------------------------------
Total                                                                  113,108         250,833
----------------------------------------------------------------------------------------------
  Shares repurchased                                                 (138,421)       (311,336)
Net Increase/(Decrease) in Fund Shares                                (25,313)        (60,503)
Shares Outstanding, Beginning of Period                                210,077         270,580
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      184,764         210,077
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    902,770    $  2,595,748
  Proceeds from sales of securities                                  1,383,754       3,181,660
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

                                          Janus Equity Funds  April 30, 2003  99

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the six months or period                                                 Janus                           Janus
ended April 30, 2003 (unaudited)                                           Worldwide                        Balanced
and for the fiscal year ended October 31, 2002                                Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     65,901    $    113,048    $     41,830    $    104,251
  Net realized gain/(loss) from investment and
    foreign currency transactions                                  (1,171,736)     (3,124,501)        (92,630)       (338,534)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                   741,977       (128,006)         160,634          68,144
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (363,858)     (3,139,459)         109,834       (166,139)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (122,640)         (6,067)        (47,686)       (102,836)
  Net realized gain from investment transactions*                           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (122,640)         (6,067)        (47,686)       (102,836)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                        1,320,794       3,593,405         478,949         950,617
  Shares issued in connection with Acquisition*                            N/A             N/A          47,443             N/A
  Reinvested dividends and distributions                               120,183           5,915          46,824         100,793
  Shares repurchased                                               (2,680,192)     (7,320,009)       (518,895)     (1,256,682)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions            (1,239,215)     (3,720,689)          54,321       (205,272)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              (1,725,713)     (6,866,215)         116,469       (474,247)
Net Assets:
  Beginning of period                                               13,465,168      20,331,383       3,935,993       4,410,240
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $ 11,739,455    $ 13,465,168    $  4,052,462    $  3,935,993
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $ 19,898,598    $ 21,137,813    $  4,561,338    $  4,507,511
  Accumulated net investment income/(loss)*                             54,911         111,650           9,317          15,173
  Accumulated net realized gain/(loss) from investments*           (8,522,987)     (7,351,251)       (637,035)       (544,405)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                             308,933       (433,044)         118,842        (42,286)
------------------------------------------------------------------------------------------------------------------------------
                                                                  $ 11,739,455    $ 13,465,168    $  4,052,462    $  3,935,993
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           41,806          93,344          26,719          49,830
  Shares issued in connection with Acquisition*                            N/A             N/A           2,614             N/A
  Reinvested distributions                                               3,721             140           2,634           5,367
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   45,527          93,484          31,967          55,197
------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (84,811)       (189,860)        (28,989)        (66,285)
Net Increase/(Decrease) in Fund Shares                                (39,284)        (96,376)           2,978        (11,088)
  Shares Outstanding, Beginning of Period                              409,704         506,080         217,737         228,825
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      370,420         409,704         220,715         217,737
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                         $  3,772,366    $ 12,259,366    $    920,597    $  2,189,960
  Proceeds from sales of securities                                  4,713,043      14,678,530         838,384       2,231,029
  Purchases of long-term U.S. government obligations                        --              --         255,040       1,168,837
  Proceeds from sales of long-term U.S. government obligations              --              --         312,063       1,290,035

(1)  Formerly named Janus Strategic Value Fund.
(2) Fiscal period February 28, 2003 (inception) to April 30, 2003. *See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

100  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the six months or period                                                 Janus                           Janus
ended April 30, 2003 (unaudited)                                          Core Equity                  Growth and Income
and for the fiscal year ended October 31, 2002                                Fund                            Fund
(all numbers in thousands)                                            2003            2002            2003            2002

------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      2,099    $      5,270    $     23,196    $     47,055
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (35,154)        (92,888)       (184,067)       (845,967)
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                    46,411         (5,686)         376,179       (194,062)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         13,356        (93,304)         215,308       (992,974)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (5,304)         (4,035)        (25,985)        (49,459)
  Net realized gain from investment transactions*                           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (5,304)         (4,035)        (25,985)        (49,459)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           97,103         362,651         610,489       1,563,948
  Shares issued in connection with Acquisition*                            N/A             N/A         181,669             N/A
  Reinvested dividends and distributions                                 5,117           3,872          25,015          47,770
  Shares repurchased                                                 (108,879)       (295,585)       (553,207)     (1,816,892)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (6,659)          70,938         263,966       (205,174)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    1,393        (26,401)         453,289     (1,247,607)
Net Assets:
  Beginning of period                                                  706,548         732,949       5,327,674       6,575,281
------------------------------------------------------------------------------------------------------------------------------
  End of period                                                   $    707,941    $    706,548    $  5,780,963    $  5,327,674
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    925,270    $    931,929    $  7,061,239    $  6,800,667
  Accumulated net investment income/(loss)*                              1,340           4,545           5,293           8,082
  Accumulated net realized gain/(loss) from investments*             (237,108)       (201,954)     (1,275,894)     (1,091,827)
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                              18,439        (27,972)         (9,675)       (389,248)
------------------------------------------------------------------------------------------------------------------------------
                                                                  $    707,941    $    706,548    $  5,780,963    $  5,327,674
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            6,574          21,099          25,850          56,191
  Shares issued in connection with Acquisition*                            N/A             N/A           7,556             N/A
  Reinvested distributions                                                 347             221           1,076           1,784
------------------------------------------------------------------------------------------------------------------------------
Total                                                                    6,921          21,320          34,482          57,975
------------------------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                   (7,471)        (17,864)        (23,687)        (68,056)
Net Increase/(Decrease) in Fund Shares                                   (550)           3,456          10,795        (10,081)
  Shares Outstanding, Beginning of Period                               47,126          43,670         224,803         234,884
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       46,576          47,126         235,598         224,803
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                         $    204,187    $    789,868    $  1,138,966    $  2,716,175
  Proceeds from sales of securities                                    216,043         694,144         472,852       2,857,552
  Purchases of long-term U.S. government obligations                        --           7,465         187,581         201,003
  Proceeds from sales of long-term U.S. government obligations           2,342          13,171         200,593         204,720

For the six months or period                                                 Janus                   Janus
ended April 30, 2003 (unaudited)                                         Special Equity        Risk-Managed Stock
and for the fiscal year ended October 31, 2002                               Fund(1)                  Fund
(all numbers in thousands)                                            2003            2002           2003(2)

--------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1,028)    $        520    $       (43)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (37,861)       (204,748)              99
  Change in unrealized net appreciation/depreciation
    of investments and foreign currency translations                   188,567        (71,260)           1,657
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        149,678       (275,488)           1,713
--------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (1,050)         (5,454)              --
  Net realized gain from investment transactions*                           --              --              --
--------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (1,050)         (5,454)              --
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           57,379         277,734          36,014
  Shares issued in connection with Acquisition*                        557,487             N/A             N/A
  Reinvested dividends and distributions                                 1,026           5,315              --
  Shares repurchased                                                 (201,550)       (669,280)         (2,816)
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                414,342       (386,231)          33,198
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  562,970       (667,173)          34,911
Net Assets:
  Beginning of period                                                1,287,494       1,954,667              --
--------------------------------------------------------------------------------------------------------------
  End of period                                                   $  1,850,464    $  1,287,494    $     34,911
--------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  2,609,358    $  2,054,941    $     33,198
  Accumulated net investment income/(loss)*                            (1,847)             231            (43)
  Accumulated net realized gain/(loss) from investments*             (632,990)       (595,129)              99
  Unrealized appreciation/(depreciation) of investments
    and foreign currency translations, net                           (124,057)       (172,549)           1,657
--------------------------------------------------------------------------------------------------------------
                                                                  $  1,850,464    $  1,287,494    $     34,911
--------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            8,083          31,621           3,538
  Shares issued in connection with Acquisition*                         81,029             N/A             N/A
  Reinvested distributions                                                 144             598              --
--------------------------------------------------------------------------------------------------------------
Total                                                                   89,256          32,219           3,538
--------------------------------------------------------------------------------------------------------------
  Shares Repurchased                                                  (28,533)        (78,988)           (267)
Net Increase/(Decrease) in Fund Shares                                  60,723        (46,769)           3,271
  Shares Outstanding, Beginning of Period                              185,314         232,083              --
--------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      246,037         185,314           3,271
--------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
(excluding short-term securities):
  Purchases of securities                                         $    249,991    $  1,081,676    $     31,393
  Proceeds from sales of securities                                    395,004       1,472,074             277
  Purchases of long-term U.S. government obligations                        --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --

                                         Janus Equity Funds  April 30, 2003  101

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (AUDITED) (CONTINUED)

                                                                                     Janus
For the seven month fiscal period ended April 30, 2003                           Mid Cap Value
and through each fiscal year ended September 30                                      Fund(1)
(all numbers in thousands)                                            2003           2002(3)         2001(3)

--------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      3,083    $      1,769    $        783
  Net realized gain/(loss) from investment transactions               (48,634)        (19,703)           7,156
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                   150,184       (142,239)        (18,984)
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        104,633       (160,173)        (11,045)
--------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                                    (1,929)           (424)           (299)
    Institutional Shares                                                 (343)              --              --
  Net realized gain from investment transactions:
    Investor Shares                                                         --         (5,050)         (4,076)
    Institutional Shares                                                    --              --              --
--------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (2,272)         (5,474)         (4,375)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Investor Shares                                                    356,776       1,103,417         228,011
    Institutional Shares                                                71,344         129,506              --
  Reinvested dividends and distributions
    Investor Shares                                                      1,701           5,242           4,133
    Institutional Shares                                                   336              --              --
  Shares repurchased
    Investor Shares                                                  (194,431)       (321,002)       (101,231)
    Institutional Shares                                              (20,748)         (6,820)             --
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                214,978         910,343         130,913
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  317,339         744,696         115,493
Net Assets:
  Beginning of period                                                  893,201         148,505          33,012
--------------------------------------------------------------------------------------------------------------
  End of period                                                   $  1,210,540    $    893,201    $    148,505
--------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $  1,285,067    $  1,070,090    $    159,806
  Undistributed net investment income/(loss)                             2,521           1,709             412
  Undistributed net realized gain/(loss) from investments and
    foreign currency transactions                                     (69,597)        (20,963)           3,683
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                      (7,451)       (157,635)        (15,396)
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $  1,210,540    $    893,201    $    148,505
--------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                                           24,654          66,533          14,414
  Reinvested dividends and distributions                                   116             315             302
--------------------------------------------------------------------------------------------------------------
Total                                                                   24,770          66,848          14,716
--------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                  (13,569)        (20,198)         (6,617)
Net increase/(decrease) in Fund Shares                                  11,201          46,650           8,099
Shares outstanding beginning of period                                  57,037          10,387           2,288
--------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                                        68,238          57,037          10,387
--------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                                            4,958           8,571              --
  Reinvested dividends and distributions                                    23              --              --
--------------------------------------------------------------------------------------------------------------
Total                                                                    4,981           8,571              --
--------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (1,439)           (476)             --
Net increase/(decrease) in Fund Shares                                   3,542           8,095              --
Shares outstanding beginning of period                                   8,095              --              --
--------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                                        11,637           8,095              --
--------------------------------------------------------------------------------------------------------------
Purchase and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    712,843    $  1,103,894    $    219,599
  Proceeds from sales of securities                                    505,695         323,082         104,451
  Purchases of long-term U.S. government obligations                        --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --

                                                                                     Janus
For the seven month fiscal period ended April 30, 2003                          Small Cap Value
and through each fiscal year ended September 30                                      Fund(2)
(all numbers in thousands)                                            2003           2002(3)         2001(3)

--------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      5,304    $     11,678    $     26,777
  Net realized gain/(loss) from investment transactions              (140,984)         153,363         268,383
  Change in unrealized net appreciation or depreciation
    of investments and foreign currency translations                   380,551       (315,558)       (254,823)
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        244,871       (150,517)         40,337
--------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income:
    Investor Shares                                                    (1,664)        (10,199)        (11,466)
    Institutional Shares                                               (3,526)        (12,222)        (14,129)
  Net realized gain from investment transactions:
    Investor Shares                                                   (61,256)       (126,432)        (58,409)
    Institutional Shares                                              (51,913)       (112,699)        (58,856)
--------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (118,359)       (261,552)       (142,860)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold
    Investor Shares                                                    228,047       1,052,633         931,233
    Institutional Shares                                               162,124         557,829         586,551
  Reinvested dividends and distributions
    Investor Shares                                                     54,232         114,105          58,916
    Institutional Shares                                                48,381         108,904          61,845
  Shares repurchased
    Investor Shares                                                  (333,666)       (849,534)       (407,416)
    Institutional Shares                                             (206,981)       (451,260)       (286,057)
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (47,863)         532,677         945,072
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   78,649         120,608         842,549
Net Assets:
  Beginning of period                                                2,684,506       2,563,898       1,721,349
--------------------------------------------------------------------------------------------------------------
  End of period                                                   $  2,763,155    $  2,684,506    $  2,563,898
--------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
  Capital (par value and paid-in surplus)                         $  2,973,967    $  3,021,830    $  2,460,833
  Undistributed net investment income/(loss)                             5,058           4,949          17,029
  Undistributed net realized gain/(loss) from investments and
    foreign currency transactions                                     (141,071)        113,077         225,829
  Unrealized appreciation/(depreciation) of investments and
    foreign currency translations                                     (74,799)       (455,350)       (139,793)
--------------------------------------------------------------------------------------------------------------
Total Net Assets                                                  $  2,763,155    $  2,684,506    $  2,563,898
--------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares
  Shares sold                                                           10,137          37,495          34,531
  Reinvested dividends and distributions                                 2,391           4,109           2,431
--------------------------------------------------------------------------------------------------------------
Total                                                                   12,528          41,604          36,962
--------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                  (15,049)        (31,376)        (15,328)
Net increase/(decrease) in Fund Shares                                 (2,521)          10,228          21,634
Shares outstanding beginning of period                                  66,533          56,305          34,671
--------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                                        64,012          66,533          56,305
--------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Institutional Shares
  Shares sold                                                            7,165          19,937          21,767
  Reinvested dividends and distributions                                 2,124           3,910           2,546
--------------------------------------------------------------------------------------------------------------
Total                                                                    9,289          23,847          24,313
--------------------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (9,201)        (16,647)        (10,784)
Net increase/(decrease) in Fund Shares                                      88           7,200          13,529
Shares outstanding beginning of period                                  55,405          48,205          34,675
--------------------------------------------------------------------------------------------------------------
Shares outstanding end of period                                        55,493          55,405          48,204
--------------------------------------------------------------------------------------------------------------
Purchase and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    616,399    $  1,328,627    $  1,769,150
  Proceeds from sales of securities                                    854,826       1,133,306         989,898
  Purchases of long-term U.S. government obligations                        --              --              --
  Proceeds from sales of long-term U.S. government obligations              --              --              --

(1)  Formerly named Berger Mid Cap Value Fund.
(2)  Formerly named Berger Small Cap Value Fund.
(3) Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.

102  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                            Janus Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     18.39   $     22.11   $     44.00   $     42.78   $     27.97   $     29.36
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.01)            --            --            --            --         (.02)
  Net gains/(losses) on securities
    (both realized and unrealized)                         .92        (3.72)       (17.50)          6.44         15.63          3.70
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .91        (3.72)       (17.50)          6.44         15.63          3.68
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --         (.23)
  Distributions (from capital gains)*                       --            --        (4.39)        (5.22)         (.82)        (4.84)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --        (4.39)        (5.22)         (.82)        (5.07)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     19.30   $     18.39   $     22.11   $     44.00   $     42.78   $     27.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           4.95%      (16.82)%      (43.42)%        15.60%        56.75%        15.12%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $16,161,947   $16,320,421   $23,513,436   $46,467,747   $35,834,730   $20,721,262
Average Net Assets for the Period
  (in thousands)                                   $15,503,608   $21,651,285   $34,254,548   $45,103,049   $28,993,305   $20,777,322
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.88%         0.85%         0.84%         0.85%         0.85%         0.87%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.87%         0.84%         0.83%         0.84%         0.84%         0.86%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.14)%       (0.24)%       (0.16)%       (0.19)%       (0.14)%            --
Portfolio Turnover Rate***                                 19%           27%           51%           65%           63%           70%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                      Janus Enterprise Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     22.93   $     29.67   $     68.41   $     58.64   $     32.33   $     30.86
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.04)            --            --            --            --            --
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.51        (6.74)       (38.74)         13.10         30.61          3.43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.47        (6.74)       (38.74)         13.10         30.61          3.43
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --            --
  Distributions (from capital gains)*                       --            --            --        (3.33)        (4.30)        (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --            --        (3.33)        (4.30)        (1.96)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     24.40   $     22.93   $     29.67   $     68.41   $     58.64   $     32.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           6.41%      (22.72)%      (56.63)%       22.29%        104.09%        11.79%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 1,704,811   $ 1,854,192   $ 3,071,818   $ 8,084,564   $ 2,329,698   $   558,999
Average Net Assets for the Period
  (in thousands)                                   $ 1,627,594   $ 2,518,273   $ 4,858,360   $ 7,265,824   $ 1,126,839   $   551,467
Ratio of Gross Expenses to
  Average Net Asset***(1)                                1.00%         0.93%         0.92%         0.90%         0.98%         1.08%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.99%         0.90%         0.90%         0.88%         0.95%         1.06%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.38)%       (0.43)%       (0.55)%       (0.65)%       (0.67)%       (0.67)%
Portfolio Turnover Rate***                                 47%           64%           85%           80%           98%          134%

(1)  See "Explanations of Charts, Tables and Financial Statements."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds  April 30, 2003  103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                        Janus Mercury Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     14.92   $     19.14   $     40.59   $     35.65   $     20.77   $     18.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.02)            --           .04           .03            --         (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                         .70        (4.18)       (17.05)          8.18         16.89          4.07
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .68        (4.18)       (17.01)          8.21         16.89          4.06
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --         (.04)         (.03)            --            --         (.04)
  Distributions (from capital gains)*                       --            --        (4.41)        (3.27)        (2.01)        (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.04)        (4.44)        (3.27)        (2.01)        (1.94)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     15.60   $     14.92   $     19.14   $     40.59   $     35.65   $     20.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           4.56%      (21.88)%      (46.21)%        22.99%        86.02%        24.75%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 4,951,277   $ 5,034,041   $ 7,910,482   $16,347,935   $ 9,059,883   $ 2,368,077
Average Net Assets for the Period
  (in thousands)                                   $ 4,878,077   $ 6,783,864   $11,243,108   $15,903,790   $ 5,258,427   $ 2,103,414
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.96%         0.94%         0.89%         0.89%         0.93%         0.97%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.94%         0.92%         0.88%         0.88%         0.91%         0.94%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.25)%       (0.07)%        0.16%         0.08%        (0.39)%       (0.33)%
Portfolio Turnover Rate***                                 68%           97%           83%           71%           89%          105%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                        Janus Olympus Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     20.60   $     24.59   $     50.50   $     40.87   $     21.70   $     18.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.01)            --           .13           .21           .02            --
  Net gains/(losses) on securities
    (both realized and unrealized)                         .79        (3.88)       (25.42)         11.21         19.15          4.05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .78        (3.88)       (25.29)        11.42          19.17          4.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --         (.11)         (.23)         (.01)            --         (.04)
  Distributions (from capital gains)*                       --            --         (.39)        (1.78)            --         (.72)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --         (.11)         (.62)        (1.79)            --         (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     21.38   $     20.60   $     24.59   $     50.50   $     40.87   $     21.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           3.79%      (15.89)%      (50.61)%        28.05%        88.34%        23.10%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 2,542,304   $ 2,136,167   $ 3,074,317   $ 7,695,784   $ 3,887,448   $   947,494
Average Net Assets for the Period
  (in thousands)                                   $ 2,063,616   $ 2,882,934   $ 4,767,090   $ 7,594,158   $ 2,268,894   $   774,434
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.93%         0.94%         0.91%         0.91%         0.95%         1.01%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.92%         0.91%         0.89%         0.90%         0.93%         0.98%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.11)%       (0.13)%         0.34%         0.51%         0.06%       (0.21)%
Portfolio Turnover Rate***                                 74%           90%          118%           96%           91%          123%

(1)  See "Explanations of Charts, Tables and Financial Statements."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

104  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                         Janus Orion Fund
and through each fiscal year or period ended October 31              2003          2002          2001        2000(2)

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      4.33   $      5.21   $      8.81   $     10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         (.01)            --            --           .02
  Net gains/(losses) on securities
    (both realized and unrealized)                                       .24         (.88)        (3.58)        (1.21)
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         .23         (.88)        (3.58)        (1.19)
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                 --            --         (.02)            --
  Distributions (from capital gains)*                                     --            --            --            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       --            --         (.02)            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      4.56   $      4.33   $      5.21   $      8.81
----------------------------------------------------------------------------------------------------------------------
Total Return**                                                         5.07%      (16.70)%      (40.69)%      (11.90)%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   408,450   $   421,458   $   602,303   $ 1,127,628
Average Net Assets for the Period
  (in thousands)                                                 $   387,616   $   562,457   $   762,142   $ 1,086,834
Ratio of Gross Expenses to
  Average Net Assets***(1)                                             1.10%         1.09%         1.06%         1.14%
Ratio of Net Expenses to
  Average Net Assets***(1)                                             1.07%         1.04%         1.03%         1.12%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                           (0.36)%       (0.30)%       (0.06)%         0.82%
Portfolio Turnover Rate***                                               44%          161%          206%           35%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                        Janus Twenty Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     30.47   $     36.31   $     71.07   $     69.72   $     42.98   $     35.16
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .09           .21           .32            --           .21           .12
  Net gains/(losses) on securities
    (both realized and unrealized)                         .17        (5.71)       (33.33)          5.62         26.97         12.26
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .26        (5.50)       (33.01)          5.62         27.18         12.38
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.21)         (.34)            --         (.19)         (.14)         (.10)
  Distributions (from capital gains)*                       --            --        (1.75)        (4.08)         (.30)        (4.46)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.21)         (.34)        (1.75)        (4.27)         (.44)        (4.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     30.52   $     30.47   $     36.31   $     71.07   $     69.72   $     42.98
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           0.90%      (15.35)%      (47.43)%         7.40%        63.51%        40.58%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 9,541,974   $10,107,243   $14,378,453   $31,008,266   $28,793,112   $11,254,870
Average Net Assets for the Period
  (in thousands)                                   $ 9,501,116   $12,572,984   $20,320,750   $34,528,876   $22,206,982   $ 8,025,121
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.85%         0.84%         0.84%         0.86%         0.88%         0.91%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.85%         0.83%         0.84%         0.85%         0.87%         0.90%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.60%         0.56%         0.63%       (0.13)%         0.40%         0.39%
Portfolio Turnover Rate***                                 34%           53%           50%           27%           40%           54%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from June 30, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds  April 30, 2003  105

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                        Janus Venture Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     31.59   $     36.99   $     82.39   $     89.71   $     49.81   $     58.84
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.08)            --            --            --            --         (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.96        (5.40)       (29.02)          6.94         44.31           .43
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.88        (5.40)       (29.02)          6.94         44.31           .34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --            --            --            --            --         (.07)
  Distributions (from capital gains)*                       --            --       (16.38)       (14.26)        (4.41)        (9.30)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         --            --       (16.38)       (14.26)        (4.41)        (9.37)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     33.47   $     31.59   $     36.99   $     82.39   $     89.71   $     49.81
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           5.95%      (14.60)%      (40.67)%         3.79%        94.42%         1.07%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 1,023,858   $   756,323   $ 1,009,278   $ 1,922,649   $ 1,860,355   $ 1,035,868
Average Net Assets for the Period
  (in thousands)                                   $   741,659   $   992,760   $ 1,312,759   $ 2,504,381   $ 1,350,642   $ 1,174,220
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.90%         0.88%         0.87%         0.87%         0.93%         0.94%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.90%         0.87%         0.86%         0.86%         0.92%         0.93%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (0.66)%       (0.73)%       (0.36)%       (0.35)%       (0.55)%       (0.29)%
Portfolio Turnover Rate***                                 62%           90%           70%           87%          104%           90%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                        Janus Global Life Sciences Fund
and through each fiscal year or period ended October 31              2003          2002          2001          2000        1999(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $     12.82   $     16.96   $     22.41   $     11.97   $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         (.01)            --            --           .02            --
  Net gains/(losses) on securities
    (both realized and unrealized)                                       .05        (4.14)        (5.43)         10.42          1.97
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         .04        (4.14)        (5.43)         10.44          1.97
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                 --            --         (.02)            --            --
  Distributions (from capital gains)*                                     --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       --            --         (.02)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $     12.86   $     12.82   $     16.96   $     22.41   $     11.97
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         0.31%      (24.35)%      (24.26)%        87.22%        19.70%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $ 1,259,854   $ 1,389,723   $ 2,415,086   $ 4,267,458   $   344,436
Average Net Assets for the Period
  (in thousands)                                                 $ 1,276,472   $ 1,927,734   $ 2,957,777   $ 2,987,158   $   227,552
Ratio of Gross Expenses to
  Average Net Assets***(1)                                             0.93%         0.89%         0.93%         0.97%         1.21%
Ratio of Net Expenses to
  Average Net Assets***(1)                                             0.92%         0.88%         0.91%         0.94%         1.19%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                           (0.08)%       (0.42)%       (0.32)%         0.14%       (0.41)%
Portfolio Turnover Rate***                                              160%           73%           84%          147%          235%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

106  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                          Janus Global Technology Fund
and through each fiscal year or period ended October 31              2003          2002          2001          2000        1999(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      7.41   $     10.83   $     27.44   $     20.95   $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                            --         (.01)           .36         (.02)            --
  Net gains/(losses) on securities
    (both realized and unrealized)                                       .23        (3.41)       (16.64)          6.71         10.95
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         .23        (3.42)       (16.28)          6.69         10.95
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                 --            --         (.16)         (.02)            --
  Distributions (from capital gains)*                                     --            --            --         (.18)            --
  Tax return of capital*                                                  --            --         (.17)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                       --            --         (.33)         (.20)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      7.64   $      7.41   $     10.83   $     27.44   $     20.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                                         3.24%      (31.67)%      (59.95)%        31.99%       109.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $ 1,236,727   $ 1,249,514   $ 2,275,691   $ 7,564,492   $ 3,334,514
Average Net Assets for the Period
  (in thousands)                                                 $ 1,206,388   $ 1,906,518   $ 4,009,850   $ 8,883,777   $ 1,265,552
Ratio of Gross Expenses to
  Average Net Assets***(1)                                             1.05%         0.96%         0.92%         0.91%         1.04%
Ratio of Net Expenses to
  Average Net Assets***(1)                                             1.04%         0.94%         0.90%         0.90%         1.02%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                             0.00%       (0.14)%         0.55%         0.17%       (0.11)%
Portfolio Turnover Rate***                                               55%           66%           60%           47%           31%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                              Janus Global Value Fund
and through each fiscal year or period ended October 31              2003          2002        2001(3)

--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      8.64   $      9.68   $     10.00
--------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                           .02           .03           .02
  Net gain/(loss) on securities
    (both realized and unrealized)                                       .21        (1.04)         (.34)
--------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         .23        (1.01)         (.32)
--------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                              (.04)         (.02)           --
  Distributions (from capital gains)*                                     --         (.01)           --
--------------------------------------------------------------------------------------------------------
Total Distributions                                                    (.04)         (.03)           --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      8.83   $      8.64   $      9.68
--------------------------------------------------------------------------------------------------------
Total Return**                                                         2.62%      (10.59)%       (3.10)%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $   119,718   $   148,890   $    63,425
Average Net Assets for the Period
  (in thousands)                                                 $   136,145   $   155,411   $    54,832
Ratio of Gross Expenses to
  Average Net Assets***(1)                                             1.22%         1.19%         1.52%
Ratio of Net Expenses to
  Average Net Assets***(1)                                             1.20%         1.16%         1.50%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                             0.46%         0.40%         0.64%
Portfolio Turnover Rate***                                               51%           84%            0%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
(3) Fiscal period from June 29, 2001 (inception) to October 31, 2001. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds  April 30, 2003  107

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                       Janus Overseas Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     15.44   $     18.44   $     33.44   $     25.35   $     17.95   $     17.94
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .07           .15           .28           .01            --           .08
  Net gains/(losses) on securities
    (both realized and unrealized)                       (.38)        (3.05)       (11.42)          8.22          7.49           .54
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (.31)        (2.90)       (11.14)          8.23          7.49           .62
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.16)         (.10)         (.20)            --         (.09)         (.10)
  Distributions (from capital gains)*                       --            --        (3.66)         (.14)            --         (.51)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.16)         (.10)        (3.86)         (.14)         (.09)         (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     14.97   $     15.44   $     18.44   $     33.44   $     25.35   $     17.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (2.09)%      (15.78)%      (37.09)%        32.59%        41.77%         3.55%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 2,766,247   $ 3,242,597   $ 4,988,637   $ 9,380,308   $ 5,639,980   $ 3,889,098
Average Net Assets for the Period
  (in thousands)                                   $ 2,947,402   $ 4,445,864   $ 6,945,505   $ 9,862,835   $ 4,577,552   $ 3,948,710
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.94%         0.91%         0.87%         0.89%         0.92%         0.96%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.93%         0.89%         0.85%         0.88%         0.91%         0.94%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.95%         0.69%         0.77%         0.22%       (0.03)%         0.58%
Portfolio Turnover Rate***                                 64%           63%           65%           62%           92%          105%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                       Janus Worldwide Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     32.87   $     40.17   $     70.74   $     58.87   $     41.52   $     40.05
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .18           .27           .39           .03           .02          1.26
  Net gains/(losses) on securities
    (both realized and unrealized)                      (1.05)        (7.56)       (24.04)         13.15         17.51          3.01
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (.87)        (7.29)       (23.65)         13.18         17.53          4.27
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.31)         (.01)         (.41)         (.03)         (.18)        (1.35)
  Distributions (from capital gains)*                       --            --        (6.51)        (1.28)            --        (1.45)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.31)         (.01)        (6.92)        (1.31)         (.18)        (2.80)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     31.69   $     32.87   $     40.17   $     70.74   $     58.87   $     41.52
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                         (2.70)%      (18.15)%      (36.56)%        22.41%        42.33%        11.40%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $11,739,455   $13,465,168   $20,331,383   $37,775,243   $24,091,321   $13,931,990
Average Net Assets for the Period
  (in thousands)                                   $12,315,434   $18,185,263   $27,993,000   $38,726,913   $18,892,896   $13,078,350
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.92%         0.87%         0.87%         0.88%         0.89%         0.92%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.91%         0.86%         0.85%         0.86%         0.88%         0.90%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               1.08%         0.62%         0.53%         0.13%         0.07%         0.47%
Portfolio Turnover Rate***                                 64%           73%           78%           58%           68%           86%

(1)  See "Explanations of Charts, Tables and Financial Statements."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

108  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                       Janus Balanced Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     18.08   $     19.27   $     22.83   $     21.79   $     17.22   $     16.73
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .19           .47           .56           .61           .42           .33
  Net gain/(loss) on securities
    (both realized and unrealized)                         .31        (1.20)        (2.48)          1.33          4.69          2.00
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .50         (.73)        (1.92)          1.94          5.11          2.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.22)         (.46)         (.61)         (.58)         (.43)         (.35)
  Distributions (from capital gains)*                       --            --        (1.03)         (.32)         (.11)        (1.49)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.22)         (.46)        (1.64)         (.90)         (.54)        (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     18.36   $     18.08   $     19.27   $     22.83   $     21.79   $     17.22
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           2.81%       (3.85)%       (8.83)%         8.93%        29.89%        15.48%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 4,052,462   $ 3,935,993   $ 4,410,240   $ 4,773,381   $ 2,929,769   $   830,049
Average Net Assets for the Period
  (in thousands)                                   $ 3,887,743   $ 4,278,174   $ 4,663,032   $ 4,072,183   $ 1,953,809   $   536,524
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.89%         0.86%         0.85%         0.87%         0.92%         1.03%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.88%         0.84%         0.83%         0.85%         0.91%         1.01%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               2.17%         2.44%         2.79%         2.92%         2.37%         2.34%
Portfolio Turnover Rate***                                 67%           88%          117%           87%           64%           73%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                      Janus Core Equity Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     14.99   $     16.78   $     24.25   $     22.57   $     15.59   $     13.98
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .04           .11           .17           .15           .14           .05
  Net gain/(loss) on securities
    (both realized and unrealized)                         .28        (1.81)        (4.98)          2.25          7.17          2.47
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .32        (1.70)        (4.81)          2.40          7.31          2.52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.11)         (.09)         (.13)         (.14)         (.15)         (.03)
  Distributions (from capital gains)*                       --            --        (2.53)         (.58)         (.18)         (.88)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.11)         (.09)        (2.66)         (.72)         (.33)         (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     15.20   $     14.99   $     16.78   $     24.25   $     22.57   $     15.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           2.17%      (10.26)%      (21.70)%        10.65%        47.22%        19.21%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   707,941   $   706,548   $   732,949   $ 1,026,503   $   781,319   $   200,782
Average Net Assets for the Period
  (in thousands)                                   $   692,119   $   801,601   $   875,515   $ 1,019,261   $   571,009   $   133,613
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.93%         0.92%         0.95%         0.95%         1.02%         1.21%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.92%         0.89%         0.93%         0.93%         1.01%         1.18%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.61%         0.66%         0.85%         0.65%         0.81%         0.41%
Portfolio Turnover Rate***                                 65%           98%          115%          116%           81%          101%

(1)  See "Explanations of Charts, Tables and Financial Statements."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds  April 30, 2003  109

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                   Janus Growth and Income Fund
and through each fiscal year ended October 31          2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     23.70   $     27.99   $     40.88   $     36.84   $     26.45   $     25.07
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .10           .20           .32           .18           .26           .08
  Net gain/(loss) on securities
    (both realized and unrealized)                         .86        (4.28)       (11.24)          5.84         12.27          3.72
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           .96        (4.08)       (10.92)          6.02         12.53          3.80
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.12)         (.21)         (.35)         (.14)         (.27)         (.04)
  Distributions (from capital gains)*                       --            --        (1.62)        (1.84)        (1.87)        (2.38)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.12)         (.21)        (1.97)        (1.98)        (2.14)        (2.42)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     24.54   $     23.70   $     27.99   $     40.88   $     36.84   $     26.45
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           4.01%      (14.62)%      (27.66)%        16.44%        49.59%        16.73%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 5,780,963   $ 5,327,674   $ 6,575,281   $ 9,305,835   $ 5,836,885   $ 2,819,079
Average Net Assets for the Period
  (in thousands)                                   $ 5,327,989   $ 6,479,535   $ 7,758,499   $ 8,594,302   $ 4,375,277   $ 2,478,899
Ratio of Gross Expenses to
  Average Net Assets***(1)                               0.92%         0.90%         0.87%         0.89%         0.92%         0.96%
Ratio of Net Expenses to
  Average Net Assets***(1)                               0.91%         0.88%         0.86%         0.88%         0.90%         0.94%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.88%         0.73%         0.96%         0.49%         0.37%         0.33%
Portfolio Turnover Rate***                                 27%           49%           59%           41%           43%           95%

For a share outstanding during the
six months ended April 30, 2003 (unaudited)                                   Janus Special Equity Fund(2)
and through each fiscal year or period ended October 31              2003          2002          2001        2000(3)

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      6.95   $      8.42   $     11.29   $     10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                         (.01)            --           .03           .01
  Net gain/(loss) on securities
    (both realized and unrealized)                                       .59        (1.45)        (2.65)          1.28
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                         .58        (1.45)        (2.62)          1.29
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                              (.01)         (.02)         (.02)            --
  Distributions (from capital gains)*                                     --            --         (.23)            --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                                    (.01)         (.02)         (.25)            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      7.52   $      6.95   $      8.42   $     11.29
----------------------------------------------------------------------------------------------------------------------
Total Return**                                                         8.29%      (17.23)%      (23.61)%        12.90%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                         $ 1,850,464   $ 1,287,494   $ 1,954,667   $ 3,126,948
Average Net Assets for the Period
  (in thousands)                                                 $ 1,445,494   $ 1,808,435   $ 2,665,589   $ 2,840,620
Ratio of Gross Expenses to
  Average Net Assets***(1)                                             1.05%         1.01%         0.92%         1.02%
Ratio of Net Expenses to
  Average Net Assets***(1)                                             1.03%         0.98%         0.91%         0.99%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                                           (0.14)%         0.03%         0.29%         0.14%
Portfolio Turnover Rate***                                               34%           60%           77%           72%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Formerly named Janus Strategic Value Fund.
(3) Fiscal period from February 29, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

110  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For a share outstanding during the        Janus Risk-Managed Stock Fund
period ended April 30, 2003 (unaudited)              2003(2)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                           (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                         .68
--------------------------------------------------------------------------------
Total from Investment Operations                           .67
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                   --
  Distributions (from capital gains)*                       --
--------------------------------------------------------------------------------
Total Distributions                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     10.67
--------------------------------------------------------------------------------
Total Return**                                           6.70%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $    34,911
Average Net Assets for the Period
  (in thousands)                                   $    20,442
Ratio of Gross Expenses to
  Average Net Assets***(1)(3)                            2.58%
Ratio of Net Expenses to
  Average Net Assets***(1)(3)                            2.58%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                             (1.24)%
Portfolio Turnover Rate***                                  6%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Fiscal period February 28, 2003 (inception) through April 30, 2003.
(3) The ratio was 3.23% before waiver of certain fees incurred by the Fund. *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds  April 30, 2003  111

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES (AUDITED)

For a share outstanding during the
seven months ended April 30, 2003                                             Janus Mid Cap Value Fund(1)
and through each fiscal year ended September 30        2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     13.71   $     14.30   $     14.43   $     12.17   $      9.33   $     10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .03           .02           .06           .08           .07           .03
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.44         (.23)          1.27          3.46          2.83         (.70)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          1.47         (.21)          1.33          3.54          2.90         (.67)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.03)         (.03)         (.10)         (.04)         (.06)            --
  Distributions (from capital gains)*                       --         (.35)        (1.36)        (1.24)            --            --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.03)         (.38)        (1.46)        (1.28)         (.06)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     15.15   $     13.71   $     14.30   $     14.43   $     12.17   $      9.33
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                          10.73%       (1.96)%         9.70%        31.11%        31.12%       (6.70)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $ 1,033,772   $   782,101   $   148,505   $    33,013   $    22,918   $    19,710
Average Net Assets for the Period
  (in thousands)(2)                                $   962,030           N/A           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to
  Average Net Assets***(2)(3)(4)                         1.14%         1.17%         1.22%         1.59%         1.62%         1.68%
Ratio of Net Expenses to
  Average Net Assets***(2)(3)(4)                         1.14%           N/A           N/A           N/A           N/A           N/A
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.44%         0.28%         0.78%         0.72%         0.54%         2.30%
Portfolio Turnover Rate***                                 94%           65%          116%          129%          154%           25%

For a share outstanding during the
seven months ended April 30, 2003                                            Janus Small Cap Value Fund(5)
and through each fiscal year ended September 30      2003(1)         2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     21.96   $     24.49   $     24.78   $     20.94   $     17.58   $     22.28
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .03           .06           .22           .30         (.02)           .42
  Net gains/(losses) on securities
    (both realized and unrealized)                        2.07         (.16)          1.41          3.97          4.26        (2.58)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          2.10         (.10)          1.63          4.27          4.24        (2.16)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.03)         (.18)         (.32)         (.20)         (.07)         (.17)
  Distributions (from capital gains)*                    (.96)        (2.25)        (1.60)         (.23)         (.81)        (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (.99)        (2.43)        (1.92)         (.43)         (.88)        (2.54)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     23.07   $     21.96   $     24.49   $     24.78   $     20.94   $     17.58
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           9.56%       (2.52)%         6.65%        20.77%        24.69%      (10.98)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)        $ 1,476,575   $ 1,461,278   $ 1,378,894   $   859,030   $   374,063   $   108,465
Average Net Assets for the Period
  (in thousands)                                   $ 1,457,263           N/A           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to
  Average Net Assets***(2)(3)(6)                         1.14%         1.17%         1.14%         1.23%         1.37%         1.56%
Ratio of Net Expenses to
  Average Net Assets***(2)(3)(6)                         1.13%           N/A           N/A           N/A           N/A           N/A
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.22%         0.20%         0.99%         1.69%         1.36%         0.87%
Portfolio Turnover Rate***                                 45%           39%           47%           72%           66%           69%

(1)  Formerly named Berger Mid Cap Value Fund.
(2) Certain prior year amounts have been reclassified to conform to current year presentation.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4) The ratio was 1.17% in 2003, before waiver of certain fees incurred by the Fund.
(5)  Formerly named Berger Small Cap Value Fund.
(6)  The ratio was 1.20% in 2003, 1.17% for 2002, 1.14% for 2001, 1.23% for
     2000, 1.37% for 1999 and 1.56% for 1998, before waiver of certain fees incurred by the Fund.
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

112  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES (AUDITED)

For a share outstanding during the
seven months ended April 30, 2003                 Janus Mid Cap Value Fund(1)
and through the fiscal year ended September 30         2003          2002

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     13.72   $     17.88
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .06           .02
  Net gains/(losses) on securities
    (both realized and unrealized)                        1.44        (4.18)
--------------------------------------------------------------------------------
Total from Investment Operations                          1.50        (4.16)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.03)            --
  Distributions (from capital gains)*                       --            --
--------------------------------------------------------------------------------
Total Distributions                                      (.03)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     15.19   $     13.72
--------------------------------------------------------------------------------
Total Return**                                          10.96%      (23.27)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)        $   176,768   $   111,101
Average Net Assets for the Period
  (in thousands)                                   $   148,748           N/A
Ratio of Gross Expenses to
  Average Net Assets***(2)(3)                            0.79%         0.78%
Ratio of Net Expenses to
  Average Net Assets***(2)(3)                            0.79%         0.78%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.80%         0.83%
Portfolio Turnover Rate***                                 94%           65%

For a share outstanding during the
seven months ended April 30, 2003                                            Janus Small Cap Value Fund(4)
and through the fiscal year ended September 30         2003          2002          2001          2000          1999          1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $     22.08   $     24.58   $     24.87   $     21.00   $     17.63   $     22.33
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                             .07           .12           .28           .33           .04           .45
  Net gains/(losses) on securities
    (both realized and unrealized)                        2.06         (.13)          1.42          4.01          4.28        (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          2.13         (.01)          1.70          4.34          4.32        (2.10)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                (.07)         (.24)         (.39)         (.24)         (.14)         (.23)
  Distributions (from capital gains)*                    (.96)        (2.25)        (1.60)         (.23)         (.81)        (2.37)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (1.03)        (2.49)        (1.99)         (.47)         (.95)        (2.60)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $     23.18   $     22.08   $     24.58   $     24.87   $     21.00   $     17.63
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                           9.74%       (2.13)%         6.93%        21.09%        25.18%      (10.65)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)(2)        $ 1,286,580   $ 1,223,227   $ 1,185,004   $   862,318   $   414,347   $    92,787
Average Net Assets for the Period
  (in thousands)                                   $ 1,245,661           N/A           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to
  Average Net Assets***(2)(3)                            0.87%         0.82%         0.84%         0.88%         1.01%         1.19%
Ratio of Net Expenses to
  Average Net Assets***(2)(3)                            0.87%         0.82%         0.84%         0.88%         1.01%         1.19%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                               0.48%         0.53%         1.26%         1.99%         1.69%         1.26%
Portfolio Turnover Rate***                                 45%           39%           47%           72%           66%           69%

(1)  Formerly named Berger Mid Cap Value Fund.
(2) Certain prior year amounts have been reclassified to conform to current year presentation.
(3)  See "Explanations of Charts, Tables and Financial Statements."
(4)  Formerly named Berger Small Cap Value Fund.
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Equity Funds  April 30, 2003  113

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt
GDR                 Global Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange
RNC                 Represents non-convertible savings shares
144A                Securities sold under Rule 144A of the Securities Act of
                    1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*         Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.
(OMEGA)   Rate is subject to change. Rate shown reflects current rate.
(DELTA) Security is a defaulted security in Janus Global Technology Fund with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.
(pi) Security is a defaulted security in Janus Special Equity Fund with accrued interest in the amount of $601,787 that was written-off August 21, 2001.
(beta)    Security is illiquid.

SS.  SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                                                 Value as
                                                    Acquisition   Acquisition       Fair           % of
                                                        Date          Cost          Value       Net Assets
----------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Pharmaceutical Resources, Inc.                          9/6/01    $16,219,035    $26,400,985       2.10%
----------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Candescent Technologies Corp., 8.00%
  convertible senior subordinated debentures
  due 5/1/03                                            3/6/00    $25,981,636     $2,694,500       0.22%
Yipes Communication Group, Inc.                        9/19/00    $14,999,998             $0       0.00%
----------------------------------------------------------------------------------------------------------
Janus Overseas Fund
TI Automotive, Ltd.                                     7/1/01             $0             $0       0.00%
----------------------------------------------------------------------------------------------------------

The funds have registration rights for certain restricted securities held as of April 30, 2003. The issuer incurs all registration costs. Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

+SECURITY MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

                                                                                                 Value as
                                                    Acquisition   Acquisition       Fair           % of
                                                        Date          Cost          Value       Net Assets
----------------------------------------------------------------------------------------------------------
Janus Venture Fund
Timco Aviation Services, Inc. - expires 2/27/07        2/13/03            $33             $0       0.00%
----------------------------------------------------------------------------------------------------------
Janus Overseas Fund
Aegis Group PLC                                         2/4/03     $8,713,658    $17,317,270       0.63%
----------------------------------------------------------------------------------------------------------
Janus Balanced Fund
Ono Finance PLC - expires 5/31/09                     10/27/99             $0            $77       0.00%
----------------------------------------------------------------------------------------------------------

#The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2003.

                                        Purchases                    Sales                  Realized      Dividend     Market Value
                                   Shares       Cost          Shares           Cost        Gain/(Loss)     Income       at 4/30/03
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Apogent Technologies, Inc.              --            --       62,110   $     1,574,402   $   (656,294)          --   $  105,635,869
Apria Healthcare Group                  --            --    3,819,555        89,845,472     (3,869,820)          --               --
Bemis Company, Inc.                     --            --       61,230         3,184,794       (598,772)  $1,455,365      120,263,417
Cardinal Health, Inc.(1)           194,740  $ 12,458,686    1,778,688       110,798,814    (13,403,744)          --               --
Linear Technology Corp.                 --            --           --                --             --    2,814,648      882,008,191
Maxim Integrated Products, Inc.         --            --           --                --             --      867,189      851,796,788
MGIC Investment Corp.                   --            --           --                --             --      350,318      318,509,126
Sigma-Aldrich Corp.                     --            --      177,730         8,442,151        (46,163)     673,612      177,586,379
Univision Communications, Inc.
  - Class A                         46,440     1,454,747      109,430         5,448,049     (2,593,024)          --
                                                                                                                         355,534,376
Winnebago Industries, Inc.         822,395    36,197,605           --                --             --       69,140       39,651,937
------------------------------------------------------------------------------------------------------------------------------------
                                            $ 50,111,038                $   219,293,682   $(21,167,817)  $6,230,272   $2,850,986,083
------------------------------------------------------------------------------------------------------------------------------------

114  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Purchases                    Sales                  Realized      Dividend     Market Value
                                   Shares       Cost          Shares           Cost        Gain/(Loss)     Income       at 4/30/03
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Biosite, Inc.                       40,000  $  1,399,540      371,070   $    10,412,394   $  2,560,558           --   $   27,741,488
Centene Corp.                           --            --       70,550         1,746,113        307,005           --       15,958,075
Euronet Worldwide, Inc.            677,808     5,226,145           --                --             --           --       18,616,426
MIM Corp.                               --            --    1,289,260        19,764,171    (12,774,732)          --               --
TALX Corp.                              --            --           --                --             --   $   66,148       12,019,993
Tier Technologies, Inc. -
  Class B                          853,560     8,292,392           --                --             --           --        9,799,548
------------------------------------------------------------------------------------------------------------------------------------
                                            $ 14,918,077                $    31,922,678   $ (9,907,169)  $   66,148   $   84,135,530
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Pharmaceutical Resources, Inc.          --            --           --                --             --           --   $   26,400,985
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.         --  $ 11,424,036                $    31,430,263   $ (8,772,419)          --   $            0
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Value Fund
Pfeiffer Vacuum Technology A.G          --            --  $    86,233   $     3,202,225   $ (1,502,767)          --   $    9,745,255
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
TI Automotive, Ltd.                     --            --           --                --             --           --   $            0
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Equity Fund
Bally Total Fitness Holding Corp.  200,000  $  1,032,650        6,265   $       158,330   $   (114,180)          --   $   16,594,201
Kinder Morgan Management LLC(2)         --            --      469,177        14,718,735         97,468           --       73,406,352
SBS Broadcasting S.A                    --            --           --                --             --           --       31,237,929
------------------------------------------------------------------------------------------------------------------------------------
                                            $  1,032,650                $    14,877,065   $    (16,712)          --   $  121,238,482
------------------------------------------------------------------------------------------------------------------------------------

(1)  Cardinal Health, Inc. acquired Syncor International Corp., effective
     1/2/03.
(2) Adjusted for 1.881% for 1 stock split 1/29/03 and 1.849% for 1 stock split 4/28/03.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of a fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                         Janus Equity Funds  April 30, 2003  115

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund, Janus Enterprise Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Twenty Fund, Janus Venture Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund, Janus Balanced Fund, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Special Equity Fund, Janus Risk-Managed Stock Fund (collectively the "Funds") are series funds. The Funds are part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. Each of the Funds are classified as diversified as defined in the 1940 Act, with the exception of Janus Enterprise Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Olympus Fund, Janus Orion Fund, Janus Special Equity Fund and Janus Twenty Fund, which are classified as nondiversified. The Funds are no-load investments.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000,000 for the Janus Risk-Managed Stock Fund on February 28, 2003.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS AND OPTION CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Risk-Managed Stock Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

116  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Funds may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings. In addition, Janus Risk-Managed Fund may use options contracts to gain exposure to the stock market for the pending investment of cash balances or to meet liquidity needs.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held. Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends and capital gains (if any) annually. Each of the Funds bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                         Janus Equity Funds  April 30, 2003  117

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

2.   AGREEMENTS

The advisory agreements with the Funds spell out the fees that the Funds must pay for the period. Each of the Funds' management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Risk-Managed Stock Fund. Janus Capital indirectly owns 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average net assets from its management fee for managing the fund.

A voluntary waiver is in place for Janus Risk-Managed Stock Fund to the extent of management fees.This amount is reflected in the Statement of Operations as Excess Expense Reimbursement.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Janus Risk-Managed Stock Fund for providing or procuring recordkeeping, subaccounting and other administrative services to the investors.

Each of the Funds pays Janus Services an asset-weighted average annual fee based on the proportion of each of the Fund's total net assets sold directly and the proportion of each Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account (excluding Janus Overseas Fund, Janus Twenty Fund and Janus Venture Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Shares sold of the Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Global Value Fund, Janus Overseas Fund, Janus Worldwide Fund, and Janus Risk-Managed Stock Fund may be subject to the Funds' 1.00% redemption fee if held for three months or less from their date of purchase. The fee is paid to each Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Funds' asset levels and cash flows due to short term trading.

During the period ended April 30, 2003, Janus Capital reimbursed Janus Mercury Fund, Janus Special Equity Fund, Janus Overseas Fund, Janus Global Technology Fund and Janus Worldwide Fund for certain trading errors, the amounts of which were insignificant.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an affiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Funds for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

                                    DST Securities, Inc.  Fund
                                        Commissions      Expense
                                           Paid         Reduction      DST Fees
--------------------------------------------------------------------------------
GROWTH
Janus Fund                              $   21,803     $   14,556     $1,576,415
Janus Enterprise Fund                           --             --        488,056
Janus Mercury Fund                         124,655         93,514      1,002,197
Janus Olympus Fund                          13,653         10,242        611,913
Janus Orion Fund                                --             --        207,453
Janus Twenty Fund                           13,600         10,203      1,129,591
Janus Venture Fund                              --             --        115,588
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund             31,200         23,406        333,003
Janus Global Technology Fund                 4,215          3,162        521,225
Janus Global Value Fund                        464            348         50,364
Janus Overseas Fund                          3,600          2,701        166,476
Janus Worldwide Fund                        57,951         43,474        816,200
CORE
Janus Balanced Fund                         39,734         29,808        178,389
Janus Core Equity Fund                      12,973          9,732        134,377
Janus Growth and Income Fund                86,348         64,777        591,337
Janus Special Equity Fund(1)                23,526         11,730        537,151
RISK-MANAGED
Janus Risk-Managed Stock Fund                   --             --              1
--------------------------------------------------------------------------------
(1)  Formerly named Janus Strategic Value Fund.

118  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Funds may invest in money market funds, including funds managed by Janus Capital. During the period ended April 30, 2003, the following Funds recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                               Purchases             Sales          Dividend    Market Value
                                              Shares/Cost         Shares/Cost        Income      at 4/30/03
------------------------------------------------------------------------------------------------------------
Janus Money Market Fund
Janus Twenty Fund                           $  679,000,000      $  679,000,000      $ 22,680         --
Janus Worldwide Fund                           700,000,000         700,000,000        18,082         --
Janus Balanced Fund                            186,000,000         186,000,000         6,778         --
Janus Growth and Income Fund                   175,000,000         175,000,000         6,377         --
------------------------------------------------------------------------------------------------------------
                                            $1,740,000,000      $1,740,000,000      $ 53,917         --
------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund
Janus Twenty Fund                           $1,511,000,000      $1,836,000,000      $451,405         --
Janus Worldwide Fund                           400,000,000         400,000,000        61,726         --
Janus Balanced Fund                             75,000,000          75,000,000         2,733         --
Janus Growth and Income Fund                    50,000,000          50,000,000         1,822         --
------------------------------------------------------------------------------------------------------------
                                            $2,036,000,000      $2,361,000,000      $517,686         --
------------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund
Janus Twenty Fund                           $   50,000,000      $   50,000,000      $  1,740         --
------------------------------------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

                                    Accumulated       Federal Tax         Unrealized        Unrealized      Net Appreciation/
                                   Capital Losses         Cost           Appreciation     (Depreciation)     (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
GROWTH
Janus Fund                        $(9,671,152,000)   $14,612,726,330   $ 3,572,307,712   $(1,529,475,300)   $ 2,042,832,412
Janus Enterprise Fund              (4,639,617,198)     1,726,650,159       193,327,355      (173,757,284)        19,570,071
Janus Mercury Fund                 (6,773,174,551)     4,693,443,702       534,298,565      (255,900,409)       278,398,156
Janus Olympus Fund                 (2,048,586,951)     2,508,923,406       230,594,234      (151,786,939)        78,807,295
Janus Orion Fund                     (704,024,591)       372,228,455        55,437,998       (19,055,461)        36,382,537
Janus Twenty Fund                  (4,125,398,706)     9,485,358,196       836,894,234      (775,130,376)        61,763,858
Janus Venture Fund                   (278,279,615)       960,902,245       181,749,239      (128,089,305)        53,659,934
INTERNATIONAL/GLOBAL
Janus Global Life Sciences Fund    (1,130,201,935)     1,161,432,216       171,989,876       (46,831,738)       125,158,138
Janus Global Technology Fund       (2,856,603,063)     1,252,741,483       145,439,342      (175,321,444)       (29,882,102)
Janus Global Value Fund               (17,537,956)       128,384,239         8,716,812       (17,896,147)        (9,179,335)
Janus Overseas Fund                (1,638,431,220)     2,817,954,591       278,666,680      (239,573,076)        39,093,604
Janus Worldwide Fund               (7,182,347,339)    11,482,451,366     1,121,258,051      (928,238,761)       193,019,290
CORE
Janus Balanced Fund                  (537,568,467)     3,922,257,307       242,713,636      (124,398,050)       118,315,586
Janus Core Equity Fund               (195,096,618)       696,816,545        50,428,932       (35,501,688)        14,927,244
Janus Growth and Income Fund       (1,040,247,620)     5,821,677,447       486,721,412      (547,241,602)       (60,520,190)
Janus Special Equity Fund(1)         (943,738,882)     2,012,209,152       226,441,365      (391,306,507)      (164,865,142)
RISK-MANAGED
Janus Risk-Managed Stock Fund                  --         33,982,688         1,882,427          (264,467)         1,617,960
---------------------------------------------------------------------------------------------------------------------------

(1)  Formerly named Janus Strategic Value Fund.

                                         Janus Equity Funds  April 30, 2003  119

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4.   FUND ACQUISITIONS

On February 28, 2003, Janus Strategic Value Fund acquired all of the net assets of Janus Special Situations Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The surviving fund was renamed Janus Special Equity Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Strategic Value Fund in the amount of 81,028,554 (valued at $557,486,805) for the 54,590,330 shares of Janus Special Situations Fund, including $140,074,941 of unrealized depreciation. The aggregate net assets of Janus Strategic Value Fund and Janus Special Situations Fund immediately before the reorganization were $1,193,280,706 and $557,486,805, respectively.

On February 28, 2003, Janus Fund acquired all of the net assets of Janus Fund 2 pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Fund in the amount of 11,634,716 (valued at $199,285,954) for the 40,874,216 shares of Janus Fund 2, including $6,174,361 of unrealized depreciation. The aggregate net assets of Janus Fund and Janus Fund 2 immediately before the reorganization were $14,357,492,480 and $199,285,954, respectively.

On April 21, 2003, certain Funds, as listed below (each an "Acquiring Fund"), acquired all of the assets and liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Funds are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganizations. Net assets and unrealized appreciation/ depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                         Acquired       Net Assets
                                                                     Acquiring Fund   Acquired Fund  Fund Unrealized       After
Acquiring Fund                  Acquired Fund                          Net Assets       Net Assets         AP/DP      Reorganization
------------------------------------------------------------------------------------------------------------------------------------
Janus Balanced Fund             Berger Balanced Fund                 $3,961,835,730   $  47,442,947   $     494,302   $4,009,278,677
Janus Enterprise Fund           Berger Mid Cap Growth Fund            1,606,910,637      80,137,216       4,503,128    1,687,047,853
Janus Global Technology Fund    Berger Information Technology Fund    1,196,479,094      22,321,938     (14,193,727)   1,218,801,032
Janus Growth and Income Fund    Berger Large Cap Growth Fund          5,465,100,099     181,668,590       3,394,147    5,646,768,689
Janus Olympus Fund              Berger Growth Fund                    2,070,023,348     454,628,789      15,490,967    2,524,652,137
Janus Overseas Fund             Berger International Fund             2,735,169,004       8,888,573         222,070    2,744,057,577
Janus Venture Fund              Berger Small Company Growth Fund        710,726,618     273,865,379      27,072,956      984,591,997
------------------------------------------------------------------------------------------------------------------------------------

120  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS - VALUE FUNDS (AUDITED)

ADR                 American Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange

*Non-income-producing security

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the seven month fiscal period ended April 30, 2003.

                                                        Purchases                         Sales                    Realized
                                                 Shares          Cost              Shares          Cost           Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------
Janus Small Cap Value Fund(1)
A.O. Smith Corp.                                  200,000   $    4,370,957          583,500   $   15,941,623    $    1,330,740
Advanced Digital Information Corp.                     --               --        1,900,000       13,556,475       (15,613,490)
Asyst Technologies, Inc.                               --               --               --               --                --
Brandywine Realty Trust, Inc.                          --               --               --               --                --
Briggs & Stratton Corp.                                --               --          870,000       34,770,384          (611,805)
Captaris, Inc.                                         --               --        2,400,000        4,691,182       (18,284,005)
C-COR.net Corp.                                        --               --               --               --                --
Childrens Place Retail Stores, Inc.                    --               --        1,650,000       14,071,629       (27,491,960)
Covansys Corp.                                         --               --               --               --                --
Developers Diversified Realty, Inc.(2)                 --               --        3,000,000       33,139,735        (1,668,101)
Downey Financial Corp.                             76,860        2,465,962        1,530,980       61,158,523         4,530,906
Dycom Industries, Inc.                                 --               --          800,000       11,808,938        (2,128,177)
Federal Signal Co.                                750,000       13,052,269               --               --                --
FileNET Corp.                                          --               --        2,430,400       31,167,873        (3,202,664)
Gables Residential Trust, Inc.                         --               --        1,194,460       29,381,593         3,866,946
Greater Bay Bancorp                               200,000        3,176,776               --               --                --
Home Properties of New York, Inc.                      --               --               --               --                --
Horace Mann Educators Corp.                     1,778,320       26,927,193               --               --                --
InFocus Corp.                                          --               --          800,000        3,507,530       (11,013,671)
Informatica Corp.                                      --               --          500,000        3,496,474        (1,119,932)
Integrated Silicon Solutions, Inc.                     --               --          484,950        2,486,583        (5,108,923)
Invacare Corp.                                         --               --          350,000       11,009,196        (2,160,745)
Joy Global, inc                                        --               --               --               --                --
Kaydon Corp.                                      400,000        8,081,683               --               --                --
Key Energy Services, Inc.                              --               --        3,150,000       32,550,946         2,577,263
LA-Z-BOY, Inc.                                    328,230        5,676,659               --               --                --
Manitowac Company, Inc.                           200,000        4,682,054          400,000        6,812,944        (3,497,528)
Maverick Tube Corp.                                    --               --        1,750,000       26,813,009        (3,488,726)
Micromuse, Inc.                                        --               --        5,800,000       32,549,540       (12,521,444)
Newport Corp.                                          --               --        1,700,000       21,899,050       (12,256,212)
Openwave Systems, Inc.                            500,000          731,493        1,500,000        4,128,086        (7,247,629)
Progress Software Corp.                                --               --        2,161,900       26,378,788        (3,426,573)
Province Healthcare Co.                         1,330,000       15,475,099          432,600        3,727,072        (7,095,494)
REMEC, Inc.                                            --               --          361,320        1,685,856        (1,960,847)
Seacoast Financial Services Corp.                      --               --               --               --                --
Silicon Storage Technology, Inc.                1,450,650        4,811,882          450,650        2,664,064        (1,887,421)
SonicWALL, Inc.                                        --               --        1,100,000        4,385,688        (4,680,785)
Spherion Corp.                                    800,000        4,414,915               --               --                --
Standard Pacific Corp.                                 --               --          200,000        5,271,506           318,062
Stone Energy Corp.                                425,000       13,441,272          484,100       16,837,029        (5,302,746)
Stratex Networks, Inc                                  --               --               --               --                --
Susquehanna Bancshares, Inc.                      440,850        9,536,481               --               --                --
Tecumseh Products Co. - Class A                        --               --          514,420       22,470,469          (780,486)
Texas Industries, Inc.                            675,000       15,386,705               --               --                --
Transaction Systems Architects - Class A               --               --        3,000,000       19,993,090       (18,078,742)
Trinity Industries, Inc.                               --               --        1,150,000       18,103,536        (9,288,569)
Wabash National Corp.                                  --               --               --               --                --
webMethods, Inc.                                       --               --        2,800,000       30,767,103        (2,790,097)
Wolverine World Wide, Inc.                             --               --          940,790       15,711,733         1,491,807
------------------------------------------------------------------------------------------------------------------------------
                                                9,554,910   $  132,231,400       46,390,070   $  562,937,247    $ (168,591,048)
------------------------------------------------------------------------------------------------------------------------------

                                              Dividend       Market Value
                                               Income         at 4/30/03
--------------------------------------------------------------------------
Janus Small Cap Value Fund(1)
A.O. Smith Corp.                           $      553,000   $   53,433,645
Advanced Digital Information Corp.                     --       28,872,000
Asyst Technologies, Inc.                               --       12,879,000
Brandywine Realty Trust, Inc.                   2,376,000       40,140,000
Briggs & Stratton Corp.                         1,248,000       55,522,200
Captaris, Inc.                                         --               --
C-COR.net Corp.                                        --       11,253,000
Childrens Place Retail Stores, Inc.                    --               --
Covansys Corp.                                         --        5,137,512
Developers Diversified Realty, Inc.(2)            274,498               --
Downey Financial Corp.                            137,788               --
Dycom Industries, Inc.                                 --       40,848,000
Federal Signal Co.                              1,180,000       50,976,000
FileNET Corp.                                          --       11,844,144
Gables Residential Trust, Inc.                  1,668,261       12,928,225
Greater Bay Bancorp                             1,014,500       43,200,000
Home Properties of New York, Inc.               1,787,400       62,514,000
Horace Mann Educators Corp.                       530,250       40,617,500
InFocus Corp.                                          --        9,878,000
Informatica Corp.                                      --       26,120,000
Integrated Silicon Solutions, Inc.                     --        5,898,912
Invacare Corp.                                         --       39,937,500
Joy Global, inc                                        --       47,006,000
Kaydon Corp.                                      596,150       57,980,000
Key Energy Services, Inc.                              --       62,937,500
LA-Z-BOY, Inc.                                    614,354       66,402,000
Manitowac Company, Inc.                           616,000       33,480,000
Maverick Tube Corp.                                    --       22,243,750
Micromuse, Inc.                                        --               --
Newport Corp.                                          --       19,381,500
Openwave Systems, Inc.                                 --       13,840,000
Progress Software Corp.                                --               --
Province Healthcare Co.                                --       27,674,000
REMEC, Inc.                                            --       18,011,466
Seacoast Financial Services Corp.                 460,000       37,740,000
Silicon Storage Technology, Inc.                       --       17,325,000
SonicWALL, Inc.                                        --       14,280,000
Spherion Corp.                                         --       18,705,000
Standard Pacific Corp.                            320,000       54,450,000
Stone Energy Corp.                                     --       50,612,913
Stratex Networks, Inc                                  --       12,220,050
Susquehanna Bancshares, Inc.                      722,348       47,568,795
Tecumseh Products Co. - Class A                   601,299       26,156,000
Texas Industries, Inc.                             93,750       22,207,500
Transaction Systems Architects - Class A               --               --
Trinity Industries, Inc.                          504,000       30,617,500
Wabash National Corp.                                  --       19,698,000
webMethods, Inc.                                       --       12,072,000
Wolverine World Wide, Inc.                        383,670       55,469,364
--------------------------------------------------------------------------
                                           $   15,681,268   $1,340,077,976
--------------------------------------------------------------------------

(1)  Formerly named Berger Small Cap Value Fund.
(2)  Developers Diversified Realty acquired JDN Realty Corp., effective 3/14/03.

                                         Janus Equity Funds  April 30, 2003  121

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - VALUE FUNDS (AUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

On April 21, 2003, Berger Small Cap Value Fund and Berger Mid Cap Value Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with Janus Small Cap Value Fund and Janus Mid Cap Value Fund, respectively (collectively the "Value Funds"). Both the Reorganizing Funds and the Value Funds have Investor and Institutional Shares. The plan of reorganization provided for, among other items listed in the Shareholder Meeting section of this report, the transfer for assets and liabilities of the Reorganizing Funds to the Value Funds. The Value Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to April 30, 2003 are the financial highlights of the Reorganizing Funds. The funds changed their fiscal year end from September 30 to April 30. As a result, the financial statements reflect a seven month fiscal period.

The Value Funds are part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds, which invest primarily in equity securities. The Value Funds are classified as diversified as defined in the 1940 Act. The Value Funds are no-load investments.

Prior to April 21, 2003 Berger Mid Cap Value Fund was a series established under the Berger Investment Portfolio Trust, a Delaware business trust. Berger Small Cap Value Fund was the only portfolio established under the Berger Omni Investment Trust, a Massachusetts business trust. Berger Mid Cap Value Fund and Berger Small Cap Value Fund offered two separate classes of shares; Investor Shares and Institutional Shares. All classes of each fund had identical rights to earnings, assets and voting privileges. Effective March 31, 2000, both classes of Berger Small Cap Value Fund were closed to new investors.

The following accounting policies have been consistently followed by the Value Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets, and listed securities for which no sales are reported, are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, or events or circumstances that may affect the value of portfolio securities are identified between the closing of their principal markets and the time the net asset value
(NAV) is determined, securities are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FUTURES CONTRACTS
The Value Funds may enter into futures contracts. The Value Funds intend to use such derivative insturments primarily to hedge or protect from adverse movements in securities prices. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

122  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SECURITIES LENDING
Under procedures adopted by the Trustees, the Value Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Value Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. All loans will be continuously secured by collateral which consists of cash, U.S. Government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral is invested in unaffiliated money market funds or other accounts.

The borrower pays fees, at the Value Funds' direction, to their lending agent. Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the Funds' portion of the interest income earned on cash collateral are included in interest income on the Statement of Operations. During the periods ended April 30, 2003 and September 30, 2002, Janus Mid Cap Value Fund earned security lending fees totaling $77,062 and $153,529, respectively.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Value Funds generally declare and distribute dividends and capital gains (if any) annually. Each of the Value Funds bears expenses incurred specifically on its behalf as well as a portion of general expenses, based on relative net assets.

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Value Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.   AGREEMENTS

The advisory agreements with the Value Funds spell out the fees that the Value Funds must pay for the period. Janus Mid Cap Value Fund's management fee is equal to 0.65% of average daily net assets. Janus Small Cap Value Fund's management fee is equal to 0.75% of average daily net assets. The advisory fee is calculated daily and paid monthly.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Mid Cap Value Fund and Janus Small Cap Value Fund. As compensation for its services, Perkins receives directly from each Value Fund 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Prior to April 21, 2003, Berger Financial Group LLC ("Berger") served as investment adviser to Berger Mid Cap Value Fund and Berger Small Cap Value Fund pursuant to agreements that provided for an investment advisory fee to be paid to Berger according to the following schedule:

                                   Average Daily
Fund                               Net Assets                        Annual Rate
--------------------------------------------------------------------------------
Berger Mid Cap Value Fund          First $500 million                   .75%
                                   Next $500 million                    .70%
                                   Over $1 billion                      .65%
--------------------------------------------------------------------------------
Berger Small Cap Value Fund        First $500 million                   .85%
                                   Next $500 million                    .80%
                                   Over $1 billion                      .75%
--------------------------------------------------------------------------------

Berger had agreed to reimburse Berger Mid Cap Value Institutional Shares to the extent that the class specific transfer agency and registration fees, in aggregate, exceeded .25% of the average daily net assets of the class in any fiscal year.

The Funds had entered into administrative services agreements with Berger. Berger provided administrative services to the funds at no cost.

                                         Janus Equity Funds  April 30, 2003  123

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - VALUE FUNDS (CONTINUED)

Berger Mid Cap Value Fund Investor Shares and Berger Small Cap Value Fund Investor Shares had adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"). The Plans provided for the payment to Berger of a 12b-1 fee of .25% per annum of Berger Mid Cap Value Fund's Investor Shares average daily net assets and Berger Small Cap Value Fund's Investor Shares average daily net assets. The Plans provided that such payments would be made to Berger as compensation rather than as reimbursements for actual expenses incurred to promote the sale of shares of the funds. During the period in which Berger Small Cap Value Fund Investor Shares was closed, Berger reduced the 12b-1 fee payable by Berger Small Cap Value Fund Investor Shares by the amount of such fee that was not utilized by Berger to provide, or to compensate third party administrators or other companies for providing, shareholder services in connection with the distribution of shares. Berger voluntarily waived fees associated with 12b-1 for the period April 1, 2003 through April 17, 2003.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives an administrative services fee at an annual rate of up to 0.05% of the average daily net assets of the Value Funds for providing or procuring record keeping, subaccounting and other administrative services to the investors.

The Value Funds also pay Janus Services an asset-weighted average annual fee based on the proportion of each Value Funds' total net assets sold directly and the proportion of each Value Funds' net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. The following amounts were recorded as expense to reflect the applicable amounts $57,511 and $12,741 for Janus Mid Cap Value Fund Investor Shares and Institutional Shares, respectively and $83,221 and $94,550 for Janus Small Cap Value Fund Investor and Institutional Shares, respectively. Due to differences in the shareholder base of the Investor Shares and Institutional Shares, this transfer agency fee structure is expected to result in different overall transfer agency expenses incurred by each class subsequent to April 17, 2003. By written agreement, Janus Services has agreed until July 1, 2004 to waive the transfer agency fee payable by the Institutional Shares of the Value Funds so that the total expenses of the Institutional Shares do not exceed the total expenses of the Institutional Shares of Berger Mid Cap Value Fund and Berger Small Cap Value Fund, which were .82% and .78%, respectively, as of September 30, 2002. In addition, Janus Services receives $4.00 per shareholder account for the Janus Mid Cap Value Fund - Investor Shares for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Value Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Value Funds.

Prior to April 21, 2003, certain officers and/or directors/trustees of Berger were also officer and/or directors/trustees of the Funds. Directors/Trustees who were not affiliated with Berger were compensated for their services. Such fees were allocated among the entire Berger Funds complex.

The Berger Investment Portfolio Trust and the Berger Omni Investment Trust had adopted a director/trustee fee deferral plan ( the "Plan") which allowed the non-affiliated directors/ trustees to defer the receipt of all or a portion of the directors'/ trustees' fees payable. The deferred fees were invested in various funds advised by Berger until distribution in accordance with the Plan.

Prior to April 21, 2003, Berger Mid Cap Value Fund and Berger Small Cap Value Fund were party to an ongoing agreement with State Street Bank that allowed the Funds managed by Berger, collectively, to borrow up to $100 million, subject to certain conditions, for temporary or emergency purposes. Interest, based on the Federal Funds Rate plus a spread, was charged to the Fund that executed the borrowing. In addition, the unsecured line of credit required a quarterly payment of a commitment fee by the Funds based on the average daily unused portion of the line of credit.

The Value Funds' expenses may be reduced by voluntary brokerage credits from affiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Value Funds could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Value Funds for a fee, as well as to the Reorganizing Funds prior to April 21, 2003. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

                                DST Securities, Inc.   Fund
                                  Commissions         Expense
                                      Paid           Reduction        DST Fees
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund            $ 60,035         $ 48,035         $259,966
Janus Small Cap Value Fund           133,746          107,013          470,425
--------------------------------------------------------------------------------

124  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

A Fund is required to make distributions of any income and gains realized in the prior fiscal year. The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes. Accumulated capital losses noted below represent net capital loss carryovers as of April 30, 2003 that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. These carryovers expire between April 30, 2010 and April 30, 2011. Other book to tax differences in 2003 primarily consist of wash sale adjustments. The Value Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

                                                                                                Net Tax AP/DP
                               Undistributed  Undistributed                                      on Foreign      Net Tax
                                 Ordinary       Long-Term   Accumulated          Post-October     Currency       AP/DP on
                                  Income          Gains    Capital Losses         Deferral       and Futures   Investments
---------------------------------------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund        $2,520,664          --      $(18,136,434)      $ (36,669,270)         --      $(22,243,277)
Janus Small Cap Value Fund       5,058,184          --       (35,360,578)       (103,531,607)         --       (76,977,540)
---------------------------------------------------------------------------------------------------------------------------

AP/DP  Appreciation/(Depreciation)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of April 30, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                   Federal Tax      Unrealized      Unrealized
Fund                                   Cost        Appreciation   (Depreciation)
--------------------------------------------------------------------------------
Janus Mid Cap Value Fund          $1,242,696,137   $ 71,894,757   $ (94,138,034)
Janus Small Cap Value Fund         2,875,443,331    323,116,651    (400,094,191)
--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

                                                Distributions
                               -----------------------------------------------
                               From Ordinary    From Long-Term   Tax Return of   Net Investment
Fund                               Income       Capital Gains       Capital          Loss
-----------------------------------------------------------------------------------------------
Janus Mid Cap Value Fund         $2,271,500                --         --              --
Janus Small Cap Value Fund        5,195,268      $113,163,281         --              --
-----------------------------------------------------------------------------------------------

                                         Janus Equity Funds  April 30, 2003  125

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Small Cap Value Fund, (formerly Berger Small Cap Value Fund, the sole fund constituting Berger Omni Investment Trust) and Janus Mid Cap Value Fund, (formerly Berger Mid Cap Value Fund, one of the funds constituting Berger Investment Portfolio Trust), two of the portfolios constituting Janus Investment Fund (hereafter referred to as the "Funds") at April 30, 2003 , the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
June 6, 2003

126  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

2A.  FUTURES

A table listing future contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

                                         Janus Equity Funds  April 30, 2003  127

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

128  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (UNAUDITED)

The proposals described below were considered at special meetings of the Berger Fund Shareholders. The meetings were held March 7, 2003. Tabulations of the votes received on the proposals presented at the meeting with respect to Berger Mid Cap Value Fund and Berger Small Cap Value Fund appear below. Each vote reported represents a value held on the record date of the meeting. The proposal numbers below correspond to the proposal numbers in the applicable proxy statement. Only proposals voted on by shareholders of Berger Mid Cap Value Fund and Berger Small Cap Value Fund are shown.

PROPOSAL 1
To approve an Investment Advisory Agreement with Janus Capital Management LLC.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     34,469,410      2,015,736      2,053,137         45.33%          2.65%          2.70%
Berger Small Cap Value Fund    122,547,613     55,021,944      9,487,839      2,603,288         44.90%          7.74%          2.13%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           89.44%          5.23%          5.33%
Berger Small Cap Value Fund         81.98%         14.14%          3.88%
------------------------------------------------------------------------

PROPOSAL 2
To approve a Subadvisory Agreement between Janus Capital Management LLC and Perkins, Wolf, McDonnell and Company, LLC and a Subadvisory Agreement between Janus Capital Management LLC and a newly formed subsidiary of Perkins, Wolf, McDonnell and Company, LLC.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     34,322,416      2,073,571      2,142,296         45.13%          2.73%          2.82%
Berger Small Cap Value Fund    122,547,613     62,217,851      2,242,986      2,652,234         50.77%          1.83%          2.17%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           89.06%          5.38%          5.56%
Berger Small Cap Value Fund         92.71%          3.34%          3.95%
------------------------------------------------------------------------

PROPOSAL 4(a)
To approve a change to the Fund's Diversification Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,647,553      2,252,061      3,638,669         42.93%          2.96%          4.79%
Berger Small Cap Value Fund    122,547,613     61,317,358      2,474,295      3,321,418         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.72%          5.84%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(b)
To approve a change to the Fund's Concentration Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,647,793      2,252,376      3,638,114         42.94%          2.96%          4.78%
Berger Small Cap Value Fund    122,547,613     61,314,061      2,477,592      3,321,418         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.72%          5.84%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------

                                         Janus Equity Funds  April 30, 2003  129

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (CONTINUED)

PROPOSAL 4(c)
To approve a change to the Fund's Borrowing Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,539,092      2,300,183      3,699,008         42.79%          3.03%          4.86%
Berger Small Cap Value Fund    122,547,613     61,302,163      2,488,819      3,322,089         50.03%          2.03%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.43%          5.97%          9.60%
Berger Small Cap Value Fund         91.34%          3.71%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(d)
To approve a change to the Fund's Senior Securities Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,655,667      2,244,441      3,638,175         42.95%          2.95%          4.78%
Berger Small Cap Value Fund    122,547,613     61,320,272      2,470,710      3,322,089         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.74%          5.82%          9.44%
Berger Small Cap Value Fund         91.37%          3.68%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(e)
To approve a change to the Fund's Underwriting Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,647,542      2,251,392      3,639,349         42.93%          2.96%          4.79%
Berger Small Cap Value Fund    122,547,613     61,311,511      2,479,471      3,322,089         50.03%          2.03%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.72%          5.84%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(f)
To approve a change to the Fund's Lending Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,523,038      2,315,559      3,699,686         42.77%          3.04%          4.87%
Berger Small Cap Value Fund    122,547,613     61,167,888      2,623,765      3,321,418         49.92%          2.14%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.39%          6.01%          9.60%
Berger Small Cap Value Fund         91.14%          3.91%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(g)
To approve a change to the Fund's Real Estate Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,638,067      2,261,858      3,638,358         42.92%          2.98%          4.78%
Berger Small Cap Value Fund    122,547,613     61,317,714      2,473,939      3,321,418         50.04%          2.02%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.69%          5.87%          9.44%
Berger Small Cap Value Fund         91.36%          3.69%          4.95%
------------------------------------------------------------------------

130  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL 4(h)
To approve a change to the Fund's Commodities Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,621,324      2,278,601      3,638,358         42.90%          3.00%          4.78%
Berger Small Cap Value Fund    122,547,613     61,307,979      2,483,674      3,321,418         50.03%          2.03%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.65%          5.91%          9.44%
Berger Small Cap Value Fund         91.35%          3.70%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(i)
To approve a change to the Fund's Investment Companies Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,622,696      2,276,486      3,639,101         42.90%          2.99%          4.79%
Berger Small Cap Value Fund    122,547,613     61,164,349      2,626,926      3,321,796         49.91%          2.15%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           84.65%          5.91%          9.44%
Berger Small Cap Value Fund         91.14%          3.91%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(j)
To approve the repeal of Investing for Control or Management Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,285,771      2,505,882      3,321,418         50.01%          2.05%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.32%          3.73%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(k)
To approve the repeal of Officer and Trustee Investments Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,153,779      2,637,874      3,321,418         49.90%          2.15%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.12%          3.93%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(l)
To approve the repeal of Joint Trading Accounts Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,162,982      2,628,293      3,321,796         49.91%          2.15%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.13%          3.92%          4.95%
------------------------------------------------------------------------

                                         Janus Equity Funds  April 30, 2003  131

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (CONTINUED)

PROPOSAL 4(m)
To approve the repeal of Unseasoned Companies Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,151,992      2,639,661      3,321,418         49.90%          2.16%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.12%          3.93%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(n)
To approve the repeal of Ten Percent (10%) Ownership Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     61,173,323      2,618,330      3,321,418         49.92%          2.14%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         91.15%          3.90%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(o)
To approve the repeal of the Pledging Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,930,790      9,860,192      3,322,089         44.01%          8.05%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.36%         14.69%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(p)
To approve the repeal of the Use of Margin and Short Sales Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,920,971      9,870,011      3,322,089         44.00%          8.06%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.34%         14.71%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(q)
To approve the repeal of the Illiquid Securities Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,932,629      9,858,353      3,322,089         44.01%          8.05%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.36%         14.69%          4.95%
------------------------------------------------------------------------

132  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROPOSAL 4(r)
To approve the repeal of the Oil, Gas and Mineral Leases Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     54,063,018      9,728,635      3,321,418         44.12%          7.94%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.55%         14.50%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(s)
To approve the repeal of the Warrants Policy.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Small Cap Value Fund    122,547,613     53,946,233      9,845,438      3,321,400         44.02%          8.04%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Small Cap Value Fund         80.38%         14.67%          4.95%
------------------------------------------------------------------------

PROPOSAL 4(t)
To approve a change of the Fund's Investment Objective to Non-Fundamental.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     32,306,472      2,531,523      3,700,288         42.48%          3.33%          4.87%
Berger Small Cap Value Fund    122,547,613     53,856,651      9,935,391      3,321,029         43.95%          8.11%          2.71%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           83.83%          6.57%          9.60%
Berger Small Cap Value Fund         80.25%         14.80%          4.95%
------------------------------------------------------------------------

PROPOSAL 6
To elect a board of Trustees for Janus Small Cap Value Fund.

                                                          NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES

                                             AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey                              63,964,721      3,148,350     67,113,071         52.20%          2.57%         54.77%
William F. McCalpin                           63,981,802      3,131,269     67,113,071         52.21%          2.56%         54.77%
John W. McCarter, Jr                          63,965,781      3,147,290     67,113,071         52.20%          2.57%         54.77%
Dennis B. Mullen                              63,977,364      3,135,707     67,113,071         52.21%          2.56%         54.77%
James T. Rothe                                63,978,534      3,134,537     67,113,071         52.21%          2.56%         54.77%
William D. Stewart                            63,985,279      3,127,792     67,113,071         52.21%          2.56%         54.77%
Martin H. Waldinger                           63,934,205      3,178,866     67,113,071         52.17%          2.60%         54.77%
------------------------------------------------------------------------------------------------------------------------------------

                                                      PERCENTAGE OF SHARES VOTED

                                             AFFIRMATIVE        AGAINST        ABSTAIN
--------------------------------------------------------------------------------------
Thomas H. Bailey                                  95.31%          4.69%        100.00%
William F. McCalpin                               95.33%          4.67%        100.00%
John W. McCarter, Jr                              95.31%          4.69%        100.00%
Dennis B. Mullen                                  95.33%          4.67%        100.00%
James T. Rothe                                    95.33%          4.67%        100.00%
William D. Stewart                                95.34%          4.66%        100.00%
Martin H. Waldinger                               95.26%          4.74%        100.00%
--------------------------------------------------------------------------------------

                                         Janus Equity Funds  April 30, 2003  133

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER MEETING (CONTINUED)

PROPOSAL 7
To approve an Agreement and Plan of Reorganization, whereby the Funds would be reorganized into Janus Mid Cap Value Fund and Janus Small Cap Value Fund, respectively, a newly created series of the Janus funds.

                                                           NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES
                                 RECORD
FUND                          TOTAL SHARES    AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Berger Mid Cap Value Fund       76,041,414     33,754,040      2,687,964      2,096,279         44.39%          3.53%          2.76%
Berger Small Cap Value Fund    122,547,613     54,699,660      9,790,886      2,622,525         44.64%          7.99%          2.14%
------------------------------------------------------------------------------------------------------------------------------------

                                        PERCENTAGE OF SHARES VOTED

                               AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------
Berger Mid Cap Value Fund           87.59%          6.97%          5.44%
Berger Small Cap Value Fund         81.50%         14.59%          3.91%
------------------------------------------------------------------------

The proposal described below was considered at a special meeting by the Shareholders of the Berger Investment Portfolio Trust.

PROPOSAL 4
To elect a board of Trustees for Janus Mid Cap Value Fund.

                                                          NUMBER OF SHARES                     PERCENTAGE OF OUTSTANDING SHARES

                                             AFFIRMATIVE       AGAINST        ABSTAIN     AFFIRMATIVE        AGAINST        ABSTAIN
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey                             118,079,596      7,830,010    125,909,606         42.60%          2.82%         45.42%
William F. McCalpin                          118,151,722      7,757,884    125,909,606         42.62%          2.80%         45.42%
John W. McCarter, Jr                         118,099,478      7,810,128    125,909,606         42.60%          2.82%         45.42%
Dennis B. Mullen                             118,097,501      7,812,105    125,909,606         42.60%          2.82%         45.42%
James T. Rothe                               118,147,084      7,762,522    125,909,606         42.62%          2.80%         45.42%
William D. Stewart                           118,183,457      7,726,149    125,909,606         42.63%          2.79%         45.42%
Martin H. Waldinger                          117,968,259      7,941,347    125,909,606         42.56%          2.86%         45.42%
------------------------------------------------------------------------------------------------------------------------------------

                                                      PERCENTAGE OF SHARES VOTED

                                             AFFIRMATIVE        AGAINST        ABSTAIN
--------------------------------------------------------------------------------------
Thomas H. Bailey                                  93.78%          6.22%        100.00%
William F. McCalpin                               93.84%          6.16%        100.00%
John W. McCarter, Jr                              93.80%          6.20%        100.00%
Dennis B. Mullen                                  93.80%          6.20%        100.00%
James T. Rothe                                    93.83%          6.17%        100.00%
William D. Stewart                                93.86%          6.14%        100.00%
Martin H. Waldinger                               93.69%          6.31%        100.00%
--------------------------------------------------------------------------------------

134  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGEMENT INFORMATION - VALUE FUNDS (UNAUDITED)

The Funds' Statement of Additional Information includes additional information about the Trustees, Advisory Board members and officers and is available, without charge, by calling 1-800-525-3713.

The following are the Trustees, Advisory Board members and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee and Advisory Board member has served in that capacity since he or she was originally elected or appointed. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 61 series or funds as of April 30, 2003.

The Trust's officers are elected annually for a one-year term. Certain officers also serve as officers of Janus Aspen Series, Janus Adviser Series and Janus Adviser.

The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.

The Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds, including the Value Funds. The Advisory Board was designated by a majority vote of the Trustees and will serve until April 21, 2005.

TRUSTEES

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                                                                                 FUND COMPLEX    OTHER
                          POSITIONS HELD    LENGTH OF       PRINCIPAL OCCUPATIONS                  OVERSEEN      DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH FUNDS        TIME SERVED*    DURING THE PAST FIVE YEARS            BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
Thomas H. Bailey**        Chairman and      6/69-Present    Formerly, President (1978-2002)           61         N/A
100 Fillmore Street       Trustee                           and Chief Executive Officer (1994-
Denver, CO 80206                                            2002) of Janus Capital or Janus
Age 65                                                      Capital Corporation; President and
                                                            Director (1994-2002) of the Janus
                                                            Foundation; Chairman and Director
                                                            (1978-2002) of Janus Capital
                                                            Corporation; and Director (1997-2001)
                                                            Janus Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William F. McCalpin       Trustee           6/02-Present    Executive Vice President and Chief        61         Founding Director
100 Fillmore Street                                         Operating Officer of The Rockefeller                 and Board Chair,
Denver, CO 80206                                            Brothers Fund (a private family                      Solar Development
Age 46                                                      foundation). Formerly, Director of                   Foundation;
                                                            Investments (1991-1998) of The                       Trustee and Vice
                                                            John D. and Catherine T. MacArthur                   President, Asian
                                                            Foundation (a private family                         Cultural Council.
                                                            foundation).

John W. McCarter, Jr.     Trustee           6/02-Present    President and Chief Executive             61         Chairman of the
100 Fillmore Street                                         Officer of The Field Museum of                       Board, Divergence
Denver, CO 80206                                            Natural History. Formerly, Senior                    LLC; Director of
Age 65                                                      Vice President (1987-1997) of Booz-                  A.M. Castle & Co.,
                                                            Allen & Hamilton, Inc. (a management                 Harris Insight
                                                            consulting firm).                                    Funds, W.W.
                                                                                                                 Grainger, Inc.;
                                                                                                                 Trustee of WTTW
                                                                                                                 (Chicago public
                                                                                                                 television
                                                                                                                 station), the
                                                                                                                 University of
                                                                                                                 Chicago and Chicago
                                                                                                                 Public Education
                                                                                                                 Fund.

Dennis B. Mullen          Trustee           2/71-Present    Private Investor. Formerly                61         Board member,
100 Fillmore Street                                         (1997-1998) Chief Financial                          Red Robin Gourmet
Denver, CO 80206                                            Officer - Boston Market Concepts,                    Burgers, Inc.
Age 59                                                      Boston Chicken, Inc., Golden, CO
                                                            (a restaurant chain).
------------------------------------------------------------------------------------------------------------------------------------

*Represents the time served as a Trustee of the Trust. The Trustees commenced service for Janus Mid Cap Value Fund and Janus Small Cap Value Fund as of April 21, 2003.
**The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

                                         Janus Equity Funds  April 30, 2003  135

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGEMENT INFORMATION (CONTINUED)

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                                                                                 FUND COMPLEX    OTHER
                          POSITIONS HELD    LENGTH OF       PRINCIPAL OCCUPATIONS                  OVERSEEN      DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH FUNDS        TIME SERVED*    DURING THE PAST FIVE YEARS            BY TRUSTEE     HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES - (CONTINUED)
James T. Rothe            Trustee           1/97-Present    Professor of Business, University         61         Director of Optika,
100 Fillmore Street                                         of Colorado, Colorado Springs, CO.                   Inc. and NeoCore
Denver, CO 80206                                            Formerly, Distinguished Visiting                     Corp.
Age 59                                                      Professor of Business (2001-2002),
                                                            Thunderbird (American Graduate
                                                            School of International Management),
                                                            Phoenix, AZ; and Principal (1988-
                                                            1999) of Phillips-Smith Retail Group,
                                                            Colorado Springs, CO (a venture
                                                            capital firm).

William D. Stewart        Trustee           6/84-Present    Corporate Vice President and              61         N/A
100 Fillmore Street                                         General Manager of MKS
Denver, CO 80206                                            Instruments - HPS Products,
Age 58                                                      Boulder, CO (a manufacturer
                                                            of vacuum fittings and valves).

Martin H. Waldinger       Trustee           8/69-Present    Consultant.                               61         N/A
100 Fillmore Street
Denver, CO 80206
Age 64
------------------------------------------------------------------------------------------------------------------------------------

*Represents the time served as a Trustee of the Trust. The Trustees commenced service for Janus Mid Cap Value Fund and Janus Small Cap Value Fund as of April 21, 2003.

136  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADVISORY BOARD

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                                                                                 FUND COMPLEX    OTHER
                          POSITIONS HELD    LENGTH OF       PRINCIPAL OCCUPATIONS                 OVERSEEN BY    DIRECTORSHIPS
NAME, AGE AND ADDRESS     WITH FUNDS        TIME SERVED     DURING THE PAST FIVE YEARS          ADVISORY BOARD   HELD
------------------------------------------------------------------------------------------------------------------------------------
ADVISORY BOARD MEMBERS
Katherine A. Cattanach    Advisory Board    4/03-Present    General Partner/Managing Principal        13         N/A
100 Fillmore Street       Member                            (since September 1987), Sovereign
Denver, CO 80206                                            Financial Services, Inc. (financial
Age 58                                                      consulting and management firm).
                                                            Formerly, Vice Chair of the Berger
                                                            Funds (1994-2002).

Harry T. Lewis, Jr.       Advisory Board    4/03-Present    Lewis Investments (since June 1988)       13         Director, J.D.
100 Fillmore Street       Member                            (self-employed private investor).                    Edwards & Co. (1995
Denver, CO 80206                                            Formerly, Trustee/Director of the                    to March 2002).
Age 70                                                      Berger Funds (1987-2002).                            Director, National
                                                                                                                 Fuel Corporation
                                                                                                                 (oil & gas
                                                                                                                 production);
                                                                                                                 Advisory Director,
                                                                                                                 Otologics, LLC,
                                                                                                                 (implantable
                                                                                                                 hearing aid) (since
                                                                                                                 1999); Member of
                                                                                                                 Community Advisory
                                                                                                                 Board, Wells Fargo
                                                                                                                 Bank - Denver.

Michael Owen              Advisory Board    4/03-Present    Dean of Zayed University (since           13         N/A
100 Fillmore Street       Member                            September 2000). Formerly self-
Denver, CO 80206                                            employed as a financial and
Age 66                                                      management consultant, and in
                                                            real estate development (from
                                                            June 1999 to September 2000).
                                                            Dean (from 1993 to June 1999),
                                                            and a member of the Finance
                                                            faculty (from 1989 to 1993), of
                                                            the College of Business, Montana
                                                            State University. Formerly,
                                                            Chairman of the Board of the
                                                            Berger Funds (1968-2002).

Albert C. Yates           Advisory Board    4/03-Present    President (since 1990), Chancellor        13         Member, Board of
100 Fillmore Street       Chairman                          and Professor of Chemistry -                         Directors, Adolph
Denver, CO 80206                                            Department of Chemistry, of                          Coors Company
Age 62                                                      Colorado State University.                           (brewing company)
                                                            Formerly, Trustee/Director of the                    (since 1998);
                                                            Berger Funds (2000-2002).                            Member, Board of
                                                                                                                 Directors, Dominion
                                                                                                                 Industrial Capital
                                                                                                                 Bank (1999 to
                                                                                                                 2000); Member,
                                                                                                                 Board of Directors,
                                                                                                                 Centennial Bank of
                                                                                                                 the West (since
                                                                                                                 2001).
------------------------------------------------------------------------------------------------------------------------------------

                                         Janus Equity Funds  April 30, 2003  137

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MANAGEMENT INFORMATION (CONTINUED)

OFFICERS

                                                               TERM OF
                                                               OFFICE* AND
                                                               LENGTH OF       PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS             TIME SERVED**   DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early          Vice President and General Counsel    3/98-Present    Vice President, General Counsel, Chief
100 Fillmore Street                                                            Corporate Affairs Officer and Secretary of
Denver, CO 80206                                                               Janus Capital and Janus Capital Group
Age 48                                                                         Inc.; Vice President, General Counsel
                                                                               and Secretary of Janus Services LLC, Janus Capital
                                                                               International LLC, Janus Institutional Services LLC,
                                                                               Janus Distributors LLC and the Janus Foundation; Vice
                                                                               President, General Counsel and Director to Janus
                                                                               International (Asia) Limited and Janus International
                                                                               Limited; Director for Janus Capital Trust Manager
                                                                               Limited, Janus World Principal Protected Funds and
                                                                               Janus World Funds; and Board member of Janus Global
                                                                               Funds SPC. Formerly, Interim Director of Janus
                                                                               Capital (2002-2003); Director (2001) of Janus
                                                                               Distributors, Inc. and Janus Services, Inc.; Vice
                                                                               President, General Counsel, Secretary and Director
                                                                               (2000-2002) of Janus International Holding, Inc.;
                                                                               Executive Vice President and General Counsel
                                                                               (1997-1998) of Prudential Investments Fund Management
                                                                               LLC.

Anita E. Falicia         Vice President, Chief Financial       10/02-Present   Vice President of Investment Accounting
100 Fillmore Street      Officer, Treasurer and Principal                      of Janus Capital. Formerly, Assistant Vice
Denver, CO 80206         Accounting Officer                                    President (2000-2002) of Investment
Age 34                                                                         Accounting of Janus Capital or Janus
                                                                               Capital Corporation; Director (1999-2000) of
                                                                               Investment Accounting of Janus Capital Corporation;
                                                                               and Director (1997-1999) of Fund Accounting of Janus
                                                                               Capital Corporation.

Bonnie M. Howe           Vice President                        12/99-Present   Vice President and Assistant General
100 Fillmore Street                                                            Counsel to Janus Capital, Janus
Denver, CO 80206                                                               Distributors LLC and Janus Services LLC.
Age 37                                                                         Formerly, Assistant Vice President
                                                                               (1997-1999) and Associate Counsel
                                                                               (1995-1999) for Janus Capital Corporation
                                                                               and Assistant Vice President (1998-2000)
                                                                               for Janus Service Corporation.

Kelley Abbott Howes      Vice President and Secretary          12/99-Present   Vice President of Domestic Funds and
100 Fillmore Street                                                            Assistant General Counsel to Janus Capital,
Denver, CO 80206                                                               Vice President and Assistant General
Age 37                                                                         Counsel of Janus Distributors LLC and
                                                                               Janus Services LLC. Formerly, Assistant
                                                                               Vice President (1997-1999) of Janus
                                                                               Capital Corporation; Chief Compliance
                                                                               Officer, Director and President (1997-
                                                                               1999) of Janus Distributors, Inc.; and
                                                                               Assistant Vice President (1998-2000) of
                                                                               Janus Service Corporation.
------------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **Represents the time served as a Trustee of the Trust. The Trustees commenced service for Janus Mid Cap Value Fund and Janus Small Cap Value Fund as of April 21, 2003.

138  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               TERM OF
                                                               OFFICE* AND
                                                               LENGTH OF       PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS    POSITIONS HELD WITH FUNDS             TIME SERVED**   DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

David R. Kowalski        Vice President                        6/02-Present    Vice President and Chief Compliance
100 Fillmore Street                                                            Officer of Janus Capital and Janus
Denver, CO 80206                                                               Distributors LLC; and Assistant Vice
Age 46                                                                         President of Janus Services LLC.
                                                                               Formerly, Senior Vice President and
                                                                               Director (1985-2000) of Mutual Fund
                                                                               Compliance for Van Kampen Funds.

Loren M. Starr           President and Chief Executive         9/02-Present    Vice President, Chief Financial Officer
100 Fillmore Street      Officer                                               of Janus Capital, Janus Capital Group Inc.,
Denver, CO 80206                                                               Janus Services LLC, Janus Distributors
Age 41                                                                         LLC, Janus Capital International LLC
                                                                               and Janus Institutional Services LLC; Vice President,
                                                                               Treasurer and Chief Financial Officer of Janus
                                                                               International Limited; Director of Janus Capital
                                                                               Trust Manager Limited; Janus World Principal
                                                                               Protected Funds and Janus World Funds and Board
                                                                               member of Janus Global Funds SPC. Formerly, Interim
                                                                               Director of Janus Capital (2002-2003); Vice President
                                                                               of Finance, Treasurer, Chief Financial Officer
                                                                               (2001-2002) and Director (2002) for Janus
                                                                               International Holding, Inc.; Managing Director,
                                                                               Treasurer and Head of Corporate Finance and Reporting
                                                                               (1998- 2001) for Putnam Investments; and Senior Vice
                                                                               President of Financial Planning and Analysis
                                                                               (1996-1998) for Lehman Brothers, Inc.

Heidi J. Walter          Vice President                        4/00-Present    Vice President and Assistant General
100 Fillmore Street                                                            Counsel to Janus Capital and Janus
Denver, CO 80206                                                               Services LLC. Formerly, Vice President
Age 35                                                                         and Senior Legal Counsel (1995-1999)
                                                                               for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 *Officers are elected annually by the Trustees for a one-year term. **Represents the time served as a Trustee of the Trust. The Trustees commenced service for Janus Mid Cap Value Fund and Janus Small Cap Value Fund as of April 21, 2003.

                                         Janus Equity Funds  April 30, 2003  139

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

140  Janus Equity Funds  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES

                                         Janus Equity Funds  April 30, 2003  141

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                111-02-100 06/03
                                                                    LFREQ 06/103

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Explanation of Charts, Tables and Financial Statements .........    15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

--------------------------------------------------------------------------------

[PHOTO]
Blaine Rollins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Fund gained 4.95% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a second-quartile position, ranking 301st out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest detractor during the period was hospital operator Tenet Healthcare, which lost 45.8% of its share value and cost the Fund 1.34% in performance. Media conglomerate AOL Time Warner also fell short of our expectations, falling 7.25% and detracting 0.37% from the Fund's relative results. Other disappointments included retailer Walgreen, which declined 8.33%, aerospace and defense contractor General Dynamics, which fell 20.79% and tool maker Stanley Works, which lost 30.24%. These holdings detracted 0.27%, 0.22% and 0.19%, respectively, from the Fund's results.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Cable operator Comcast topped our list of strong performers, advancing 31.61% and contributing 1.90% to the Fund's relative performance. Semiconductor manufacturers Linear Technology, which advanced 25.04%, and Maxim Integrated Products, which climbed 23.67%, also aided our results, adding 1.16% and 1.04%, respectively, to performance. Packaging company Sealed Air, which soared 179.70%, and Internet retailer Amazon.com, which advanced 48.19%, contributed 0.47% and 0.41%, respectively, to fund returns.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our consumer discretionary stocks had the greatest impact on the Fund's performance. In addition to enjoying solid gains from select companies in this sector, our significant overweighting in the group compared to our benchmark provided a boost to the Fund's relative performance. Strong stock selection in the information technology industry - an area in which we carried slightly less exposure than the index - also aided our results. Meanwhile, healthcare and industrial stocks worked against us. While both groups as a whole performed solidly for the market, a number of our individual holdings in these sectors declined during the period. Our exposure to the healthcare and industrials sectors relative to the index was under- and overweighted, respectively.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

While waiting for a recovery, we are not standing idly by. Instead, we continue to tackle the challenge of identifying companies believed to have strong upside potential. Those possessing a history of near-flawless execution and the ability to generate healthy free cash flow are the ones in which we want to invest.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                                   Janus Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Fund $787,328
S&P 500(R) Index $331,359

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($787,328) as compared to the S&P 500 Index ($331,359).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          2/5/70*
--------------------------------------------------------------------------------
Janus Fund               (15.94)%      (3.01)%        7.49%         14.04%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         11.11%

FUND STRATEGY
--------------------------------------------------------------------------------
With a broadly diversified portfolio, this fund invests primarily in larger, more established companies while keeping an eye out for smaller and foreign companies that the Fund's portfolio manager believes have attractively-priced growth potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 0.2%
Common Stock -- Foreign -- 7.9%
Common Stock -- Domestic -- 91.9%

Number of Stocks: 100
Top 10 Equities: 43.7%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Comcast Corp. - Special Class A                        7.4%                 6.0%
Viacom, Inc. - Class B                                 5.8%                 6.4%
Linear Technology Corp.                                5.4%                 4.3%
Maxim Integrated Products, Inc.                        5.3%                 4.2%
Colgate-Palmolive Co.                                  4.9%                 4.7%
AOL Time Warner, Inc.                                  4.9%                 5.2%
Walgreen Co.                                           2.9%                 3.1%
Cisco Systems, Inc.                                    2.4%                 0.9%
United Parcel Service, Inc. - Class B                  2.4%                 1.5%
Bank of New York Company, Inc.                         2.3%                 2.5%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] JANUS FUND      o S&P 500(R) Index

[BAR CHART OMITTED]

                                                                    S&P 500(R)
                                                 Janus Fund           Index

Semiconductor Components/Integrated Circuits       10.7%               0.4%
Multimedia                                         10.7%               2.5%
Cable Television                                    7.4%               0.9%
Cosmetics and Toilitries                            7.0%               2.6%
Diversified Operations                              5.0%               5.3%
Fiduciary Banks                                     3.5%               0.6%
Property and Casualty Insurance                     2.9%               0.8%
Retail - Drug Store                                 2.9%               0.5%
Transportation - Services                           2.8%               1.0%
Networking Products                                 2.4%               1.3%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Fund 86th out of 310 and 31st out of 84 Large-Cap Growth Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

On 2/28/03, Janus Fund 2 merged into Janus Fund.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 99.8%
Advertising Sales - 0.8%
   3,398,340    Lamar Advertising Co.* ......................    $   122,068,373
Aerospace and Defense - 2.2%
   2,253,130    General Dynamics Corp. ......................        139,851,779
   4,302,725    Lockheed Martin Corp. .......................        215,351,386

                                                                     355,203,165
Airlines - 1.9%
   3,545,817    Ryanair Holdings PLC (ADR)*,** ..............        140,662,560
  10,488,063    Southwest Airlines Co. ......................        167,389,485

                                                                     308,052,045
Applications Software - 0%
     300,000    Microsoft Corp. .............................          7,671,000

Athletic Footwear - 0%
     100,000    NIKE, Inc. - Class B ........................          5,353,000

Broadcast Services and Programming - 1.4%
   5,614,448    Clear Channel Communications, Inc.* .........        219,581,061
   1,000,000    Liberty Media Corp. - Class A* ..............         11,000,000

                                                                     230,581,061
Building - Mobile Home and Manufactured Housing - 0.2%
   1,071,095    Winnebago Industries, Inc.# .................         39,651,937

Building - Residential and Commercial - 0.3%
     158,045    NVR, Inc.* ..................................         56,540,599

Cable Television - 7.4%
  39,590,665    Comcast Corp. - Special Class A* ............      1,190,095,390

Casino Services - 0.1%
     170,000    International Game Technology* ..............         14,671,000

Chemicals - Specialty - 1.5%
   1,274,410    Ecolab, Inc. ................................         65,109,607
   3,564,560    Sigma-Aldrich Corp.# ........................        177,586,379

                                                                     242,695,986
Commercial Banks - 0.5%
   1,007,980    M&T Bank Corp. ..............................         85,144,071

Commercial Services - Finance - 1.2%
     741,560    Moody's Corp. ...............................         35,809,932
   5,039,117    Paychex, Inc. ...............................        156,918,103

                                                                     192,728,035
Computer Services - 0.5%
   5,511,245    Ceridian Corp.* .............................         76,881,868

Computers - 0.1%
     825,450    Dell Computer Corp.* ........................         23,863,760

Containers - Metal and Glass - 0.5%
   1,408,165    Ball Corp. ..................................         79,082,546

Containers - Paper and Plastic - 1.4%
   2,633,890    Bemis Company, Inc.# ........................        120,263,417
   2,636,645    Sealed Air Corp.* ...........................        112,980,238

                                                                     233,243,655
Cosmetics and Toiletries - 7.0%
  13,956,155    Colgate-Palmolive Co. .......................        797,873,381
   3,638,450    Procter & Gamble Co. ........................        326,914,733

                                                                   1,124,788,114
Data Processing and Management - 0.9%
   4,136,825    Fiserv, Inc.* ...............................        121,788,128
     963,855    SEI Investments Co. .........................         25,378,302

                                                                     147,166,430
Dental Supplies and Equipment - 0.3%
   1,098,074    Patterson Dental Co.* .......................    $    44,109,633

Distribution and Wholesale - 0.4%
   1,260,320    W.W. Grainger, Inc. .........................         58,163,768

Diversified Operations - 5.0%
   2,315,550    3M Co. ......................................        291,851,922
   2,991,025    ARAMARK Corp. - Class B* ....................         68,673,934
   8,097,125    Cendant Corp.* ..............................        115,626,945
   1,474,685    Illinois Tool Works, Inc. ...................         94,350,346
   1,258,910    ITT Industries, Inc. ........................         73,394,453
   1,085,355    SPX Corp.* ..................................         36,684,999
   8,650,860    Tyco International, Ltd. ....................        134,953,416

                                                                     815,536,015
E-Commerce/Products - 1.1%
   6,135,330    Amazon.com, Inc.* ...........................        175,899,911

E-Commerce/Services - 0.9%
   1,493,056    eBay, Inc.* .................................        138,510,805

Electronic Components - Semiconductors - 0.7%
   5,729,785    Texas Instruments, Inc. .....................        105,943,725

Fiduciary Banks - 3.5%
  14,323,755    Bank of New York Company, Inc. ..............        378,863,320
   5,430,705    Northern Trust Corp. ........................        190,617,745

                                                                     569,481,065
Finance - Commercial - 1.0%
   8,225,760    CIT Group, Inc. .............................        167,558,731

Finance - Credit Card - 0%
     125,000    American Express Co. ........................          4,732,500

Finance - Investment Bankers/Brokers - 1.8%
  30,379,557    Charles Schwab Corp. ........................        262,175,577
     312,215    Goldman Sachs Group, Inc. ...................         23,697,119

                                                                     285,872,696
Financial Guarantee Insurance - 2.0%
   7,006,360    MGIC Investment Corp.# ......................        318,509,126

Food - Diversified - 0.3%
     655,805    Unilever N.V. (New York Shares)** ...........         41,296,041

Food - Retail - 0.3%
     803,645    Whole Foods Market, Inc.* ...................         47,704,367

Food - Wholesale/Distribution - 1.4%
   7,629,130    Sysco Corp. .................................        219,184,905

Hazardous Waste Disposal - 0%
     224,575    Stericycle, Inc.* ...........................          8,823,552

Health Care Cost Containment - 0.4%
   2,516,100    First Health Group Corp.* ...................         63,028,305

Hospital Beds and Equipment - 0.6%
   1,966,655    Hillenbrand Industries, Inc. ................         98,136,085

Human Resources - 0.5%
   4,640,635    Robert Half International, Inc.* ............         75,549,538

Industrial Gases - 0.3%
     857,575    Praxair, Inc. ...............................         49,807,956

Instruments - Scientific - 0.2%
     909,330    Dionex Corp.* ...............................         31,290,955

Life and Health Insurance - 2.2%
   9,573,405    AFLAC, Inc. .................................        313,146,078
     707,990    StanCorp Financial Group, Inc. ..............         38,019,063

                                                                     351,165,141

See Notes to Schedule of Investments and Financial Statements.

                                                   Janus Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Machine Tools and Related Products - 0.3%
   1,594,505    Kennametal, Inc. ............................    $    50,210,962

Medical - Biomedical and Genetic - 0%
     100,000    Genentech, Inc.* ............................          3,799,000

Medical - Drugs - 0.6%
   2,001,620    Forest Laboratories, Inc.* ..................        103,523,786
      75,000    Pfizer, Inc. ................................          2,306,250

                                                                     105,830,036
Medical - HMO - 1.0%
   1,765,200    UnitedHealth Group, Inc. ....................        162,627,876

Medical Instruments - 1.3%
   6,148,770    Apogent Technologies, Inc.*,# ...............        105,635,869
     200,000    Medtronic, Inc. .............................          9,548,000
   1,759,865    St. Jude Medical, Inc.* .....................         92,322,518

                                                                     207,506,387
Medical Products - 2.0%
   1,191,205    Johnson & Johnson ...........................         67,136,314
   2,132,609    Stryker Corp. ...............................        142,906,129
     105,547    Synthes-Stratec, Inc.** .....................         66,537,895
     340,640    Varian Medical Systems, Inc.* ...............         18,346,870
     469,475    Zimmer Holdings, Inc.* ......................         22,018,378

                                                                     316,945,586
Metal Processors and Fabricators - 0.3%
   1,808,925    Precision Castparts Corp. ...................         50,089,133

Motorcycle and Motor Scooter Manufacturing - 0.7%
   2,624,415    Harley-Davidson, Inc. .......................        116,629,003

Multi-Line Insurance - 0.7%
   2,103,935    PartnerRe, Ltd. .............................        112,560,523

Multimedia - 10.7%
  57,724,424    AOL Time Warner, Inc.* ......................        789,670,120
  21,631,496    Viacom, Inc. - Class B* .....................        939,023,241

                                                                   1,728,693,361
Networking Products - 2.4%
  25,388,170    Cisco Systems, Inc.* ........................        381,838,077

Optical Supplies - 0.9%
   3,146,785    Alcon, Inc. (New York Shares)*,** ...........        138,615,879

Property and Casualty Insurance - 2.9%
   2,305,687    W. R. Berkley Corp. .........................        107,076,104
   4,425,820    XL Capital, Ltd. - Class A ..................        364,244,986

                                                                     471,321,090
Radio - 0.4%
   2,516,335    Hispanic Broadcasting Corp.* ................         64,543,993

Reinsurance - 2.3%
         354    Berkshire Hathaway, Inc. - Class A* .........         24,714,528
      86,793    Berkshire Hathaway, Inc. - Class B* .........        202,401,276
   3,142,205    RenaissanceRe Holdings, Ltd. ................        139,168,259

                                                                     366,284,063
Retail - Discount - 1.2%
   5,031,209    Costco Wholesale Corp.* .....................        174,230,768
   1,282,320    TJX Companies, Inc. .........................         24,684,660

                                                                     198,915,428
Retail - Drug Store - 2.9%
  15,201,180    Walgreen Co. ................................    $   469,108,415

Retail - Home Furnishings - 0.1%
     550,000    Pier 1 Imports, Inc. ........................         10,208,000

Schools - 0.6%
   1,882,875    Apollo Group, Inc. - Class A* ...............        102,049,942

Semiconductor Components/Integrated Circuits - 10.7%
  25,587,705    Linear Technology Corp.# ....................        882,008,191
  21,679,735    Maxim Integrated Products, Inc.# ............        851,796,788

                                                                   1,733,804,979
Semiconductor Equipment - 0.5%
   1,889,055    KLA-Tencor Corp.* ...........................         77,451,255
      50,000    Novellus Systems, Inc.* .....................          1,402,000

                                                                      78,853,255
Super-Regional Banks - 0.4%
   1,345,120    Fifth Third Bancorp .........................         66,300,965

Television - 2.2%
     450,000    Acme Communications, Inc.* ..................          3,127,500
  11,741,558    Univision Communications, Inc. - Class A*,# .        355,534,376

                                                                     358,661,876
Textile - Home Furnishings - 0.2%
     508,315    Mohawk Industries, Inc.* ....................         28,196,233

Transportation - Railroad - 0.9%
     859,726    Canadian National Railway Co. ...............         41,739,799
   2,054,830    Canadian National Railway Co.
                  (New York Shares) .........................         99,926,383

                                                                     141,666,182
Transportation - Services - 2.8%
   2,080,720    Expeditors International of Washington, Inc.          75,652,898
   6,113,810    United Parcel Service, Inc. - Class B .......        379,789,877

                                                                     455,442,775
--------------------------------------------------------------------------------
Total Common Stock (cost $14,073,349,990) ...................     16,126,489,874
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 0.8%
                Fannie Mae
$ 50,000,000      1.19%, 7/23/03 ............................         49,869,750
                Federal Home Loan Bank System:
  50,000,000      1.14%, 6/9/03 .............................         49,938,250
  25,000,000      1.15%, 6/19/03 ............................         24,960,868
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (cost $124,761,938) .......................................        124,768,868
--------------------------------------------------------------------------------
Time Deposit - 2.5%
                SunTrust Bank
 404,300,000      1.26%, 5/1/03 (cost $404,300,000) .........        404,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $14,602,411,928) - 103.1% .....     16,655,558,742
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.1)%    (493,611,991)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $16,161,946,751
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

4  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.3%          $   386,682,198
Canada                                             0.9%              141,666,182
Cayman Islands                                     2.2%              364,244,986
Ireland                                            0.8%              140,662,560
Netherlands                                        0.3%               41,296,041
Switzerland                                        1.2%              205,153,774
United States++                                   92.3%           15,375,853,001
--------------------------------------------------------------------------------
Total                                            100.0%          $16,655,558,742

++Includes Short-Term Securities (89.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03                   13,000,000    $    14,433,443    $      (627,638)
Swiss Franc 10/17/03           12,000,000          8,889,438           (262,550)
--------------------------------------------------------------------------------
Total                                        $    23,322,881    $      (890,188)

See Notes to Schedule of Investments and Financial Statements.

                                                   Janus Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $ 14,602,412

Investments at value                                                $ 16,655,559
  Receivables:
    Investments sold                                                      29,252
    Fund shares sold                                                      12,022
    Dividends                                                             11,120
    Interest                                                                  14
  Other assets                                                               105
--------------------------------------------------------------------------------
Total Assets                                                          16,708,072
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                         573
    Investments purchased                                                514,953
    Fund shares repurchased                                               17,253
    Advisory fees                                                          8,296
    Transfer agent fees and expenses                                       2,619
  Accrued expenses                                                         1,541
  Forward currency contracts                                                 890
--------------------------------------------------------------------------------
Total Liabilities                                                        546,125
--------------------------------------------------------------------------------
Net Assets                                                          $ 16,161,947
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          837,576
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      19.30
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        934
  Dividends                                                               55,550
  Foreign tax withheld                                                     (313)
--------------------------------------------------------------------------------
Total Investment Income                                                   56,171
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           49,973
  Transfer agent fees and expenses                                        15,931
  Postage and mailing expenses                                               235
  Custodian fees                                                             403
  Printing expenses                                                          897
  Audit fees                                                                  20
  Trustees' fees and expenses                                                 71
  Other expenses                                                              14
--------------------------------------------------------------------------------
Total Expenses                                                            67,544
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (303)
--------------------------------------------------------------------------------
Net Expenses                                                              67,241
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                            (11,070)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (789,312)
  Net realized gain/(loss) from foreign
    currency transactions                                                (5,402)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   1,553,425
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   758,711
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    747,641
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                   Janus Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $   (11,070)     $   (51,890)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (794,714)      (2,548,604)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                  1,553,425        (810,432)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         747,641      (3,410,926)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           685,950        1,663,342
  Shares issued in connection with Acquisition*                         199,286              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                (1,791,351)      (5,445,431)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (906,115)      (3,782,089)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (158,474)      (7,193,015)
Net Assets:
  Beginning of period                                                16,320,421       23,513,436
------------------------------------------------------------------------------------------------
  End of period                                                    $ 16,161,947     $ 16,320,421
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $ 24,599,979     $ 25,499,920
  Accumulated net investment income/(loss)*                            (11,070)               --
  Accumulated net realized gain/(loss) from investments*           (10,479,225)      (9,684,511)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     2,052,263          505,012
------------------------------------------------------------------------------------------------
                                                                   $ 16,161,947     $ 16,320,421
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            37,752           74,515
  Shares issued in connection with Acquisition*                          11,635              N/A
  Reinvested distributions                                                   --               --
------------------------------------------------------------------------------------------------
Total                                                                    49,387           74,515
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (99,208)        (250,492)
Net Increase/(Decrease) in Fund Shares                                 (49,821)        (175,977)
Shares Outstanding, Beginning of Period                                 887,397        1,063,374
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       837,576          887,397
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $  1,493,922     $  5,745,802
  Proceeds from sales of securities                                   2,580,469        9,454,060
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each
fiscal year ended October 31                      2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     18.39    $     22.11    $     44.00    $     42.78    $     27.97    $     29.36
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)             --             --             --             --          (.02)
  Net gains/(losses) on securities
    (both realized and unrealized)                 .92          (3.72)        (17.50)          6.44          15.63           3.70
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .91          (3.72)        (17.50)          6.44          15.63           3.68
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --          (.23)
  Distributions (from capital gains)*               --             --         (4.39)         (5.22)          (.82)         (4.84)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --         (4.39)         (5.22)          (.82)         (5.07)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     19.30    $     18.39    $     22.11    $     44.00    $     42.78    $     27.97
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   4.95%       (16.82)%       (43.42)%         15.60%         56.75%         15.12%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $16,161,947    $16,320,421    $23,513,436    $46,467,747    $35,834,730    $20,721,262
Average Net Assets for the Period
  (in thousands)                           $15,503,608    $21,651,285    $34,254,548    $45,103,049    $28,993,305    $20,777,322
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.88%          0.85%          0.84%          0.85%          0.85%          0.87%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.87%          0.84%          0.83%          0.84%          0.84%          0.86%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***              (0.14)%        (0.24)%        (0.16)%        (0.19)%        (0.14)%             --
Portfolio Turnover Rate***                         19%            27%            51%            65%            63%            70%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                                   Janus Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

 * Non-income-producing security

** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2003:

                                                 Purchases                Sales              Realized      Dividend    Market Value
                                            Shares      Cost        Shares       Cost       Gain/(Loss)     Income      at 4/30/03
------------------------------------------------------------------------------------------------------------------------------------
Apogent Technologies, Inc.                      --           --      62,110  $  1,574,402  $   (656,294)          --  $  105,635,869
Apria Healthcare Group                          --           --   3,819,555    89,845,472    (3,869,820)          --              --
Bemis Company, Inc.                             --           --      61,230     3,184,794      (598,772)  $1,455,365     120,263,417
Cardinal Health, Inc.(1)                   194,740  $12,458,686   1,778,688   110,798,814   (13,403,744)          --              --
Linear Technology Corp.                         --           --          --            --            --    2,814,648     882,008,191
Maxim Integrated Products, Inc.                 --           --          --            --            --      867,189     851,796,788
MGIC Investment Corp.                           --           --          --            --            --      350,318     318,509,126
Sigma-Aldrich Corp.                             --           --     177,730     8,442,151       (46,163)     673,612     177,586,379
Univision Communications, Inc. - Class A    46,440    1,454,747     109,430     5,448,049    (2,593,024)          --     355,534,376
Winnebago Industries, Inc.                 822,395   36,197,605          --            --            --       69,140      39,651,937
------------------------------------------------------------------------------------------------------------------------------------
                                                    $50,111,038              $219,293,682  $(21,167,817)  $6,230,272  $2,850,986,083
------------------------------------------------------------------------------------------------------------------------------------

(1)  Cardinal Health, Inc. acquired Syncor International Corp., effective
     1/2/03.

10  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                                                  Janus Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffilated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
           $21,803                      $14,556                 $1,576,415
--------------------------------------------------------------------------------

                                                  Janus Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized        Unrealized           Net
 Capital Losses          Cost         Appreciation     (Depreciation)     Appreciation
---------------------------------------------------------------------------------------
$(9,671,152,000)    $14,612,726,330   $3,572,307,712  $(1,529,475,300)   $2,042,832,412
---------------------------------------------------------------------------------------

4.   FUND ACQUISITION

On February 28, 2003, Janus Fund acquired all of the net assets of Janus Fund 2 pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Fund in the amount of 11,634,716 (valued at $199,285,954) for the 40,874,216 shares of Janus Fund 2, including $6,174,361 of unrealized depreciation. The aggregate net assets of Janus Fund and Janus Fund 2 immediately before the reorganization were $14,357,492,480 and $199,285,954, respectively.

14  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                                  Janus Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                                  Janus Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                                  Janus Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                                  Janus Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      JF42-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS ENTERPRISE FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Explanation of Charts, Tables and Financial Statements .........    15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

--------------------------------------------------------------------------------

[PHOTO]
Jonathan Coleman
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Enterprise Fund gained 6.41% while its benchmark, the Russell MidCap Growth Index, rose 8.19%.(1) For the 12-month period ended April 30, 2003, the Fund earned a second-quartile position, ranking 105th out of 397 Multi-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was drug manufacturer Enzon Pharmaceuticals, which lost 36.13% in share value, resulting in a 0.26% detraction from the Fund's total performance. Tool manufacturer Stanley Works also fell short of our expectations, falling 24.43% and detracting 0.26% from the Fund's performance. Another disappointment was acute care hospital provider Health Management Associates, which dropped 10.58% and detracted 0.20% from the Fund's performance. Hospital network provider Community Health Systems, which lost 21.45%, and mid-market dining franchise Darden Restaurants, which fell 7.55%, detracted 0.19% and 0.17%, respectively, from performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

St. Jude Medical, which makes cardiovascular medical devices, gained 47.32% in share value, and contributed a 0.99% gain to the Fund's performance. Satellite-based entertainment provider EchoStar Communications was also a top performer, rising 46.89% and contributing 0.76% to the Fund's performance. Another strong holding was energy storage and transportation concern Kinder Morgan, which climbed 29.27% and contributed a 0.73% gain to the Fund's results. Adult education provider University of Phoenix, which advanced 42.54%, and its parent company, Apollo Group, which rose 30.46%, contributed 0.49% and 0.54%, respectively, to performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Our cash position was relatively high at the beginning of the period, specifically 13.54% of total assets. However, we decreased our cash holdings as more investment opportunities emerged over the past six months, and ended the period with 5.30%.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

Strong stock selection in consumer discretionary stocks - a sector in which we were overweighted compared to the index - significantly helped the Fund's performance during the period. We also benefited from our relative overweighting in industrials, an area that performed strongly as well. Meanwhile, the fact that we had less exposure to the information technology sector compared to the index worked against us, as we failed to fully benefit from this sector's strong six-month advance. Consumer staples retreated as a group, however, our underweighting in this area vs. the index, as well as good stock picking, helped the Fund's performance. The financial sector also advanced, and we were significantly overweight vs. the index among these stocks. Although the Fund's return in this sector performed better than that of the index, on a relative basis, the Fund did not fully benefit from this overweighting.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our focus remains sharp on finding opportunities in medium-size growth companies that are well managed, control market-leading positions and appropriately allocate their capital. As we see it, the best way to manage through these challenging times is by striving to own a carefully selected mix of non-economically sensitive growth businesses and companies that we believe are poised to benefit from an improvement in the economy.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                        Janus Enterprise Fund  April 30, 2003  1

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--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Enterprise Fund $24,299
Russell MidCap Growth Index $23,315
S&P MidCap 400 Index $35,942

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund, the Russell MidCap Growth Index and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of blue. The Russell MidCap Growth Index is represented by a solid black line. The S&P MidCap 400 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($24,299) as compared to the Russell MidCap Growth Index ($23,315) and the S&P MidCap 400 Index ($35,942).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          9/1/92*
--------------------------------------------------------------------------------
Janus Enterprise
Fund                     (14.24)%      (3.37)%        6.59%         8.68%
--------------------------------------------------------------------------------
Russell MidCap
Growth Index             (16.67)%      (3.00)%        7.77%         8.26%
--------------------------------------------------------------------------------
S&P MidCap
400 Index                (17.51)%      4.35%          12.17%        12.74%

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on medium-sized companies, this nondiversified fund relentlessly searches for solid businesses that have moved beyond their emerging-growth phases but still have room to grow.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Corporate Bonds -- 0.2%
Cash and Cash Equivalents -- 5.3%
Common Stock -- Foreign -- 7.6%
Common Stock -- Domestic -- 86.9%

Number of Stocks: 127
Top 10 Equities: 23.3%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Lamar Advertising Co.                                  3.5%                 2.9%
Kinder Morgan, Inc.                                    3.0%                 2.0%
St. Jude Medical, Inc.                                 2.8%                 2.8%
Berkshire Hathaway, Inc. - Class B                     2.6%                 3.3%
International Game Technology                          2.4%                 2.5%
USA Interactive                                        1.9%                 1.5%
Ball Corp.                                             1.9%                 1.4%
EOG Resources, Inc.                                    1.8%                 1.6%
Dean Foods Co.                                         1.7%                 1.3%
EchoStar Communications Corp.
- Class A                                              1.7%                 1.3%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Enterprise Fund          o Russell MidCap Growth Index

[BAR CHART OMITTED]

                                             Janus Enterprise    Russell MidCap
                                                    Fund          Growth Index

Medical Instruments                                 4.0%               1.5%
Radio                                               3.5%               0.7%
Advertising Sales                                   3.5%               0.2%
Diversified Operations                              3.4%               1.1%
Commercial Services - Finance                       3.2%               2.1%
Oil Companies - Exploration and Production          3.1%               1.2%
Pipelines                                           3.0%               0.3%
Reinsurance                                         2.9%               0.0%
Retail - Restaurants                                2.6%               3.4%
Schools                                             2.5%               1.4%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Enterprise Fund 83rd out of 170 and 32nd out of 49 Multi-Cap Growth Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. Effective February 28, 2003, Janus Enterprise Fund changed its primary benchmark from the S&P MidCap 400 Index to Russell MidCap Growth Index. We believe the performance of this index more closely correlates to the Fund's performance than the S&P MidCap 400 Index. The Russell MidCap Growth Index consists of stocks from the Russell MidCap Index with a greater-than-average growth orientation. The Russell MidCap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Fund will retain the S&P MidCap 400 Index as a secondary index. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Enterprise Fund  April 30, 2003

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--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 94.5%
Advertising Agencies - 0.5%
     798,290    Interpublic Group of Companies, Inc. ........    $     9,100,506

Advertising Sales - 3.5%
   1,638,345    Lamar Advertising Co.* ......................         58,849,352

Aerospace and Defense - Equipment - 0.7%
     237,730    Alliant Techsystems, Inc.* ..................         12,770,856

Agricultural Operations - 0.4%
     235,835    Bunge, Ltd. .................................          6,605,738

Airlines - 1.1%
     468,923    Ryanair Holdings PLC (ADR)* .................         18,602,175

Apparel Manufacturers - 1.0%
      13,600    Coach, Inc.* ................................            591,736
     527,600    Liz Claiborne, Inc. .........................         17,162,828

                                                                      17,754,564
Applications Software - 0.9%
     600,080    Citrix Systems, Inc.* .......................         11,377,517
      24,500    Intuit, Inc.* ...............................            950,110
     887,469    Satyam Computer Services, Ltd. ..............          2,856,696

                                                                      15,184,323
Automotive - Truck Parts and Equipment - 0.6%
     275,450    Lear Corp.* .................................         10,946,383

Building - Residential and Commercial - 1.2%
      55,480    NVR, Inc.* ..................................         19,847,970

Cable Television - 0.4%
     336,580    Cablevision Systems New York Group
                  - Class A* ................................          7,546,124

Casino Hotels - 0.3%
     179,840    Mandalay Resort Group* ......................          4,751,373

Casino Services - 2.4%
     465,559    International Game Technology* ..............         40,177,742

Chemicals - Specialty - 0.1%
      25,087    Ecolab, Inc. ................................          1,281,695
      13,500    Sigma-Aldrich Corp. .........................            672,570

                                                                       1,954,265
Commercial Banks - 1.0%
     151,315    M&T Bank Corp. ..............................         12,781,578
     101,875    TCF Financial Corp. .........................          4,034,250

                                                                      16,815,828
Commercial Services - Finance - 3.2%
     585,243    Moody's Corp. ...............................         28,261,384
     843,716    Paychex, Inc. ...............................         26,273,316

                                                                      54,534,700
Computer Services - 0.9%
     840,205    BISYS Group, Inc.* ..........................         14,182,660
      29,100    SunGard Data Systems, Inc.* .................            625,650

                                                                      14,808,310
Computers - 0.6%
     769,710    Apple Computer, Inc.* .......................         10,929,882

Computers - Integrated Systems - 0.1%
      61,395    Diebold, Inc. ...............................          2,454,572

Containers - Metal and Glass - 1.9%
     565,045    Ball Corp. ..................................         31,732,927

Data Processing and Management - 0.6%
     376,250    Certegy, Inc.* ..............................    $     9,402,488
      19,704    Fiserv, Inc.* ...............................            580,086
      22,496    Global Payments, Inc. .......................            697,601

                                                                      10,680,175
Dialysis Centers - 0.2%
     100,460    Davita, Inc.* ...............................          2,071,485
      20,830    Renal Care Group, Inc.* .....................            674,892

                                                                       2,746,377
Disposable Medical Products - 0.8%
     224,830    C.R. Bard, Inc. .............................         14,249,725

Distribution and Wholesale - 1.0%
     109,160    Fastenal Co. ................................          3,775,844
     298,360    W.W. Grainger, Inc. .........................         13,769,314

                                                                      17,545,158
Diversified Operations - 3.4%
   1,618,210    Cendant Corp.* ..............................         23,108,039
     300,000    ITT Industries, Inc. ........................         17,490,000
     214,107    Lancaster Colony Corp. ......................          9,148,792
     230,270    SPX Corp.* ..................................          7,783,126

                                                                      57,529,957
E-Commerce/Services - 0.6%
     100,580    eBay, Inc.* .................................          9,330,807

Electric Products - Miscellaneous - 0.8%
     352,790    AMETEK, Inc. ................................         13,300,183

Electronic Components - Miscellaneous - 0.4%
     697,310    Flextronics International, Ltd.* ............          6,101,463

Electronic Components - Semiconductors - 1.6%
     298,630    Altera Corp.* ...............................          4,721,340
     299,790    Cree, Inc.* .................................          5,980,811
     868,500    National Semiconductor Corp.* ...............         16,267,005

                                                                      26,969,156
Electronic Design Automation - 0.6%
     907,690    Cadence Design Systems, Inc.* ...............         10,374,897

Entertainment Software - 0.3%
      90,254    Electronic Arts, Inc.* ......................          5,349,355

Fiduciary Banks - 2.1%
     485,562    Investors Financial Services Corp. ..........         10,590,107
     727,055    Northern Trust Corp. ........................         25,519,631

                                                                      36,109,738
Filtration and Separations Products - 0%
      17,419    Donaldson Company, Inc. .....................            695,366

Finance - Investment Bankers/Brokers - 0.9%
     901,465    Charles Schwab Corp. ........................          7,779,643
     120,505    Lehman Brothers Holdings, Inc. ..............          7,588,200

                                                                      15,367,843
Financial Guarantee Insurance - 1.6%
      10,646    Ambac Financial Group, Inc. .................            621,194
     593,295    MGIC Investment Corp. .......................         26,971,191

                                                                      27,592,385
Food - Dairy Products - 1.7%
     663,555    Dean Foods Co.* .............................         28,884,549

Health Care Cost Containment - 1.6%
   1,069,890    First Health Group Corp.* ...................         26,800,744

See Notes to Schedule of Investments and Financial Statements.

                                        Janus Enterprise Fund  April 30, 2003  3

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--------------------------------------------------------------------------------

JANUS ENTERPRISE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Home Furnishings - 0%
      23,338    La-Z-Boy, Inc. ..............................    $       455,791

Hotels and Motels - 1.7%
     303,375    Marriott International, Inc. - Class A ......         10,894,196
     699,460    Starwood Hotels & Resorts Worldwide, Inc. ...         18,773,506

                                                                      29,667,702
Human Resources - 2.2%
     540,525    Manpower, Inc. ..............................         17,772,462
   1,213,280    Robert Half International, Inc.* ............         19,752,198

                                                                      37,524,660
Instruments - Controls - 0.1%
      23,502    Mettler-Toledo International, Inc.* .........            834,321

Internet Security - 0.5%
     511,180    Check Point Software Technologies, Ltd.* ....          8,040,861
      20,061    Symantec Corp.* .............................            881,681

                                                                       8,922,542
Investment Management and Advisory Services - 1.1%
     634,275    T. Rowe Price Group, Inc. ...................         19,358,073

Life and Health Insurance - 0.9%
     477,070    AFLAC, Inc. .................................         15,604,960

Linen Supply and Related Items - 0.1%
      23,908    Cintas Corp. ................................            858,297

Machinery - Print Trade - 0.1%
      14,108    Zebra Technologies Corp.* ...................            940,580

Machinery - Pumps - 0%
      25,667    Graco, Inc. .................................            787,977

Medical - Biomedical and Genetic - 0.3%
     172,854    Millipore Corp.* ............................          5,902,964

Medical - Drugs - 0.6%
      63,620    Celgene Corp.* ..............................          1,692,928
     178,660    Forest Laboratories, Inc.* ..................          9,240,295

                                                                      10,933,223
Medical - Generic Drugs - 1.1%
     344,955    Barr Laboratories, Inc.* ....................         19,179,498

Medical - HMO - 1.2%
     289,665    Anthem, Inc.* ...............................         19,882,606

Medical - Hospitals - 1.0%
   1,033,046    Health Management Associates, Inc. - Class A          17,623,765

Medical - Outpatient and Home Medical Care - 0.1%
      29,533    Lincare Holdings, Inc.* .....................            896,917

Medical Instruments - 4.0%
   1,129,420    Apogent Technologies, Inc.* .................         19,403,436
     931,020    St. Jude Medical, Inc.* .....................         48,841,309

                                                                      68,244,745
Medical Labs and Testing Services - 0.7%
     199,695    Quest Diagnostics, Inc.* ....................         11,931,776

Medical Products - 0.7%
      45,952    Biomet, Inc. ................................          1,399,698
      15,944    Synthes-Stratec, Inc. .......................         10,051,257

                                                                      11,450,955
Non-Hazardous Waste Disposal - 0.3%
     548,350    Allied Waste Industries, Inc.* ..............          4,551,305

Oil Companies - Exploration and Production - 3.1%
     815,305    EOG Resources, Inc. .........................    $    30,476,101
     550,130    Murphy Oil Corp. ............................         22,912,914

                                                                      53,389,015
Oil Field Machinery and Equipment - 0.9%
     436,462    Smith International, Inc.* ..................         15,520,589

Optical Supplies - 0.5%
     195,595    Alcon, Inc. (New York Shares)* ..............          8,615,960

Pipelines - 3.0%
   1,089,051    Kinder Morgan, Inc. .........................         51,207,178

Power Converters and Power Supply Equipment - 0.8%
     929,500    American Power Conversion Corp.* ............         14,481,610

Printing - Commercial - 0.6%
     372,732    Valassis Communications, Inc.* ..............          9,914,671

Property and Casualty Insurance - 2.2%
     362,677    W. R. Berkley Corp. .........................         16,842,720
     247,315    XL Capital, Ltd. - Class A ..................         20,354,024

                                                                      37,196,744
Publishing - Newspapers - 0.2%
      54,120    McClatchy Co. - Class A .....................          3,171,432

Radio - 3.5%
     357,205    Cox Radio, Inc. - Class A* ..................          8,147,846
     206,235    Entercom Communications Corp.* ..............         10,020,959
     832,845    Hispanic Broadcasting Corp.* ................         21,362,474
     561,830    Westwood One, Inc.* .........................         19,607,867

                                                                      59,139,146
Reinsurance - 2.9%
      19,388    Berkshire Hathaway, Inc. - Class B* .........         45,212,816
     136,595    Montpelier Re Holdings, Ltd.
                  (New York Shares)* ........................          4,465,291

                                                                      49,678,107
Retail - Apparel and Shoe - 0.1%
      36,353    Chico's FAS, Inc.* ..........................            884,832

Retail - Auto Parts - 0.1%
      11,538    Advance Auto Parts, Inc.* ...................            573,900
      19,522    AutoZone, Inc.* .............................          1,577,573

                                                                       2,151,473
Retail - Discount - 0.6%
     212,635    Dollar Tree Stores, Inc.* ...................          5,411,561
     145,940    Fred's, Inc. ................................          4,735,753

                                                                      10,147,314
Retail - Home Furnishings - 0%
      39,926    Pier 1 Imports, Inc. ........................            741,027

Retail - Office Supplies - 1.1%
   1,010,342    Staples, Inc.* ..............................         19,236,912

Retail - Restaurants - 2.6%
     834,766    Darden Restaurants, Inc. ....................         14,616,753
     306,862    Outback Steakhouse, Inc. ....................         10,967,248
     725,376    Yum! Brands, Inc.* ..........................         17,916,787

                                                                      43,500,788
Satellite Telecommunications - 1.7%
     953,035    EchoStar Communications Corp. - Class A* ....         28,552,929

Savings/Loan/Thrifts - 0.5%
     543,640    Sovereign Bancorp, Inc. .....................          8,399,238

See Notes to Schedule of Investments and Financial Statements.

4  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Schools - 2.5%
     475,958    Apollo Group, Inc. - Class A* ...............    $    25,796,453
       4,898    Career Education Corp.* .....................            294,517
     380,045    University of Phoenix Online* ...............         16,775,186

                                                                      42,866,156
Semiconductor Components/Integrated Circuits - 2.1%
     451,525    Emulex Corp.* ...............................          9,251,747
     387,100    Integrated Circuit Systems, Inc.* ...........          8,407,812
     799,195    Marvell Technology Group, Ltd.* .............         18,444,621

                                                                      36,104,180
Semiconductor Equipment - 2.3%
     512,170    KLA-Tencor Corp.* ...........................         20,998,970
     642,935    Novellus Systems, Inc.* .....................         18,027,897

                                                                      39,026,867
Telecommunication Equipment - Fiber Optics - 0.1%
     404,315    CIENA Corp.* ................................          1,969,014

Telecommunication Services - 0.9%
     830,515    Amdocs, Ltd. (New York Shares)* .............         14,666,895

Textile - Home Furnishings - 1.5%
     460,210    Mohawk Industries, Inc.* ....................         25,527,849

Therapeutics - 0.6%
     195,589    Gilead Sciences, Inc.* ......................          9,024,476
      22,045    Neurocrine Biosciences, Inc.* ...............            997,536

                                                                      10,022,012
Tools - Hand Held - 0.4%
     318,335    Stanley Works ...............................          7,649,590

Transportation - Air Freight - 0.9%
     489,605    CNF, Inc. ...................................         14,854,616

Transportation - Railroad - 0.7%
     235,590    Canadian National Railway Co.
                  (New York Shares) .........................         11,456,742

Transportation - Services - 0.5%
     226,860    Expeditors International of Washington, Inc.           8,248,403

Travel Services - 1.9%
   1,097,690    USA Interactive* ............................         32,875,816

--------------------------------------------------------------------------------
Total Common Stock (cost $1,590,183,993) ....................      1,611,745,230
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$  2,500,000    Crown Castle International Corp., 10.75%
                  senior notes, due 8/1/11 (cost $2,549,175)           2,575,000
--------------------------------------------------------------------------------
Time Deposits - 7.7%
                Fifth Third Bank
  70,000,000      1.26%, 5/1/03 .............................         70,000,000
                SunTrust Bank
  61,900,000      1.27%, 5/1/03 .............................         61,900,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $131,900,000) .....................        131,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,724,633,168) - 102.4% ......      1,746,220,230
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.4)%     (41,408,954)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,704,811,276
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.7%          $    29,515,650
Canada                                             0.7%               11,456,742
Cayman Islands                                     1.2%               20,354,024
India                                              0.2%                2,856,696
Ireland                                            1.1%               18,602,175
Israel                                             0.4%                8,040,861
Singapore                                          0.4%                6,101,463
Switzerland                                        1.1%               18,667,217
United Kingdom                                     0.9%               14,666,895
United States++                                   92.3%            1,615,958,507
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,746,220,230

++Includes Short-Term Securities (85.0% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

                                        Janus Enterprise Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  1,724,633

Investments at value                                                $  1,746,220
  Cash                                                                     1,346
  Receivables:
    Investments sold                                                      52,469
    Fund shares sold                                                       1,318
    Dividends                                                                385
    Interest                                                                  72
  Other assets                                                                 6
--------------------------------------------------------------------------------
Total Assets                                                           1,801,816
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 80,816
    Fund shares repurchased                                               14,414
    Advisory fees                                                            893
    Transfer agent fees and expenses                                         582
  Accrued expenses                                                           300
--------------------------------------------------------------------------------
Total Liabilities                                                         97,005
--------------------------------------------------------------------------------
Net Assets                                                          $  1,704,811
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           69,868
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      24.40
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        971
  Dividends                                                                4,004
  Foreign tax withheld                                                      (11)
--------------------------------------------------------------------------------
Total Investment Income                                                    4,964
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            5,246
  Transfer agent fees and expenses                                         2,504
  Registration fees                                                           13
  Postage and mailing expenses                                                88
  Custodian fees                                                              53
  Printing expenses                                                          126
  Audit fees                                                                  16
  Trustees' fees and expenses                                                 11
  Other expenses                                                              12
--------------------------------------------------------------------------------
Total Expenses                                                             8,069
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (82)
--------------------------------------------------------------------------------
Net Expenses                                                               7,987
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (3,023)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (40,645)
  Net realized gain/(loss) from foreign currency transactions               (10)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     151,238
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   110,583
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    107,560
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Enterprise Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $    (3,023)     $   (10,938)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (40,655)      (1,126,737)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    151,238          531,932
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         107,560        (605,743)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           223,365          666,476
  Shares issued in connection with Acquisition*                          80,137              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (560,443)      (1,278,359)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (256,941)        (611,883)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (149,381)      (1,217,626)
Net Assets:
  Beginning of period                                                 1,854,192        3,071,818
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,704,811     $  1,854,192
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  6,380,819     $  6,642,263
  Accumulated net investment income/(loss)*                             (3,023)               --
  Accumulated net realized gain/(loss) from investments*            (4,694,572)      (4,653,917)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        21,587        (134,154)
------------------------------------------------------------------------------------------------
                                                                   $  1,704,811     $  1,854,192
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             9,649           24,669
  Shares issued in connection with Acquisition*                           3,351              N/A
  Reinvested distributions                                                   --               --
------------------------------------------------------------------------------------------------
Total                                                                    13,000           24,669
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (23,994)         (47,327)
Net Increase/(Decrease) in Fund Shares                                 (10,994)         (22,658)
Shares Outstanding, Beginning of Period                                  80,862          103,520
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        69,868           80,862
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    349,993     $  1,404,006
  Proceeds from sales of securities                                     457,372        2,086,373
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

See Notes to Financial Statements.

8  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each
fiscal year ended October 31                      2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     22.93    $     29.67    $     68.41    $     58.64    $     32.33    $     30.86
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    (.04)            --             --             --             --             --
  Net gains/(losses) on securities
    (both realized and unrealized)                1.51         (6.74)        (38.74)          13.10          30.61           3.43
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.47         (6.74)        (38.74)          13.10          30.61           3.43
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --             --
  Distributions (from capital gains)*               --             --             --         (3.33)         (4.30)         (1.96)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --             --         (3.33)         (4.30)         (1.96)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     24.40    $     22.93    $     29.67    $     68.41    $     58.64    $     32.33
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   6.41%       (22.72)%       (56.63)%         22.29%        104.09%         11.79%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 1,704,811    $ 1,854,192    $ 3,071,818    $ 8,084,564    $ 2,329,698    $   558,999
Average Net Assets for the Period
  (in thousands)                           $ 1,627,594    $ 2,518,273    $ 4,858,360    $ 7,265,824    $ 1,126,839    $   551,467
Ratio of Gross Expenses to
  Average Net Asset***(1)                        1.00%          0.93%          0.92%          0.90%          0.98%          1.08%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.99%          0.90%          0.90%          0.88%          0.95%          1.06%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***              (0.38)%        (0.43)%        (0.55)%        (0.65)%        (0.67)%        (0.67)%
Portfolio Turnover Rate***                         47%            64%            85%            80%            98%           134%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                        Janus Enterprise Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

* Non-income-producing security

10  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Enterprise Fund (the "Fund") is a series fund. The Fund fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                                       Janus Enterprise Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
              --                           --                    $488,056
--------------------------------------------------------------------------------

                                       Janus Enterprise Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
$(4,639,617,198)    $1,726,650,159    $193,327,355    $(173,757,284)     $19,570,071
-------------------------------------------------------------------------------------

4.   FUND ACQUISITION

On April 21, 2003, Janus Enterprise Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Mid Cap Growth Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                           Acquired         Net Assets
                                                      Acquiring Fund    Acquired Fund  Fund Unrealized         After
Acquiring Fund           Acquired Fund                   Net Assets       Net Assets        AP/DP         Reorganization
------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund    Berger Mid Cap Growth Fund    $1,606,910,637    $80,137,216     $4,503,128       $1,687,047,853
------------------------------------------------------------------------------------------------------------------------

14  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Enterprise Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                       Janus Enterprise Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                       Janus Enterprise Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Enterprise Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                       Janus Enterprise Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                     ENT50-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS MERCURY FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Explanation of Charts, Tables and Financial Statements .........    14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

--------------------------------------------------------------------------------

[PHOTO]
David Corkins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Mercury Fund rose 4.56% while its benchmark, the S&P 500(R) Index, gained 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a first-quartile ranking, placing 142nd out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2) These results were earned primarily under the tenure of Warren Lammert. Mr. Lammert turned over all portfolio management responsibilities relating to the Fund to current manager David Corkins on February 28, 2003.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job losses mounted. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

India-based technology and software consulting company Infosys lost 22.8% in share value and detracted 0.52% from relative performance, making it our biggest disappointment during the period. Meanwhile, online recruiter and telephone directory Monster Worldwide, formerly known as TMP Worldwide, declined 32.0% and cost the Fund 0.47% in performance. Infosys and Monster Worldwide were joined by pharmaceutical distributors Amerisourcebergen, which lost 32.4%, and Cardinal Health, which lost 22%, and removed 0.46% and 0.37%, respectively, from performance. Retail and commercial bank Fifth Third Bancorp, which declined 21.8% during the period, rounded out our list of top detractors, costing the Fund 0.34% in relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Two media holdings, cable operator Cablevision Systems, which soared 134.5%, and programming content provider Liberty Media, which rose 33.0%, were our two biggest standouts. Cablevision added 2.17% to results, while Liberty added 2.06%. Meanwhile, Internet portal Yahoo! was our third best performer on a relative basis, gaining 66.0% and adding 0.98% to performance. Internet retailer Amazon.com also gained, as its stock price rose 48.2% and it contributed 0.70% to our results. Meanwhile, medical device maker Guidant, which advanced 31.9%, added 0.44% during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our generous overweighting of consumer discretionary stocks worked to our advantage as a result of several well-considered stock picks. Together, these stocks were responsible for a substantial amount of our outperformance relative to the S&P 500(R) Index during the period. Meanwhile, our decision to maintain a smaller position than our benchmark in consumer staples, a sector that generally performed poorly, aided results. Our selection of individual standouts within the sector also contributed to performance. On the negative side, our relatively large exposure to the information technology sector worked against us as a result of poor performance by a number of individual holdings within the Fund. Our exposure to select financial stocks, an area in which we carried less exposure than our benchmark, also held back results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Given the current environment, we intend to be both proactive and flexible in our search for compelling growth opportunities. By looking for investments across a wide range of sectors, we hope to find those companies capable of performing well over the long term.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                           Janus Mercury Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Mercury Fund $30,748
S&P 500(R) Index $25,137
Russell 1000 Growth Index $21,357

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Mercury Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Mercury Fund ($30,748) as compared to the S&P 500 Index ($25,137) and the Russell 1000 Growth Index ($21,357).

                              ONE            FIVE          SINCE
                              YEAR           YEAR          5/3/93*
--------------------------------------------------------------------------------
Janus Mercury Fund            (13.62)%       0.50%         11.90%
--------------------------------------------------------------------------------
S&P 500(R)Index               (13.30)%       (2.42)%       9.66%
--------------------------------------------------------------------------------
Russell 1000 Growth Index     (14.35)%       (5.63)%       7.88%

FUND STRATEGY
--------------------------------------------------------------------------------
This broadly diversified growth fund invests primarily in companies selected for their growth potential - of any size, in any industry - located anywhere in the world.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 0.2%
Cash and Cash Equivalents -- 8.9%
Common Stock -- Foreign -- 10.3%
Common Stock -- Domestic -- 80.6%

Number of Stocks: 69
Top 10 Equities: 33.8%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                          7.5%                 6.2%
Berkshire Hathaway, Inc. - Class B                     4.3%                 5.1%
Nokia Oyj                                              3.3%                 2.7%
Cablevision Systems New York
  Group - Class A                                      3.2%                 1.6%
Computer Associates
  International, Inc.                                  3.2%                  --
Forest Laboratories, Inc.                              2.9%                 3.5%
Allstate Corp.                                         2.5%                 3.1%
Goldman Sachs Group, Inc.                              2.3%                 2.4%
Cisco Systems, Inc.                                    2.3%                  --
Yahoo!, Inc.                                           2.3%                 1.4%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Mercury Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Mercury        S&P 500(R)
                                                    Fund              Index

Broadcast Services and Programming                  7.5%               0.3%
Medical - Drugs                                     6.5%               8.1%
Cable Television                                    6.1%               0.9%
Reinsurance                                         4.3%               0.0%
Finance - Investment Bankers/Brokers                3.9%               4.1%
Aerospace and Defense                               3.8%               1.1%
Medical Instruments                                 3.7%               1.1%
Medical - HMO                                       3.6%               0.7%
Telecommunication Equipment                         3.3%               0.2%
Enterprise Software/Services                        3.2%               1.0%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Mercury Fund 21st out of 310 Large-Cap Growth Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Effective 2/28/03, Warren Lammert is no longer the portfolio manager of Janus Mercury Fund, and David Corkins is now the Fund manager.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 90.9%
Aerospace and Defense - 3.8%
   1,968,195    Lockheed Martin Corp. .......................    $    98,508,159
     991,380    Northrop Grumman Corp. ......................         87,191,871

                                                                     185,700,030
Applications Software - 2.4%
     328,648    Intuit, Inc.* ...............................         12,744,969
   4,146,890    Microsoft Corp. .............................        106,035,977

                                                                     118,780,946
Broadcast Services and Programming - 7.5%
  33,705,333    Liberty Media Corp. - Class A* ..............        370,758,663

Cable Television - 6.1%
   7,138,432    Cablevision Systems New York Group
                  - Class A* ................................        160,043,645
   2,447,725    Comcast Corp. - Special Class A* ............         73,578,614
   2,008,470    Cox Communications, Inc. - Class A* .........         66,480,357

                                                                     300,102,616
Casino Services - 0.5%
     288,985    International Game Technology* ..............         24,939,405

Chemicals - Specialty - 0.2%
      29,775    Givaudan S.A. ...............................         11,525,721

Commercial Banks - 0.1%
      76,830    Franklin Financial Corp. ....................          2,278,778

Computers - 1.9%
   5,025,069    Apple Computer, Inc.* .......................         71,355,980
     820,160    Dell Computer Corp.* ........................         23,710,826

                                                                      95,066,806
Cosmetics and Toiletries - 1.3%
   1,117,410    Avon Products, Inc. .........................         64,999,740

Diversified Operations - 0%
     107,580    Kansas City Southern* .......................          1,190,911

E-Commerce/Products - 1.5%
   2,541,940    Amazon.com, Inc.* ...........................         72,877,420

Electric Products - Miscellaneous - 2.3%
     447,030    Samsung Electronics Company, Ltd.** .........        112,217,405

Electronic Components - Semiconductors - 0.7%
   2,005,330    Texas Instruments, Inc. .....................         37,078,552

Electronic Design Automation - 1.1%
   1,114,662    Synopsys, Inc.* .............................         54,217,160

Enterprise Software/Services - 3.2%
   9,820,575    Computer Associates International, Inc. .....        159,486,138

Entertainment Software - 0.5%
     442,935    Electronic Arts, Inc.* ......................         26,252,757

Finance - Investment Bankers/Brokers - 3.9%
   1,483,403    Citigroup, Inc. .............................         58,223,568
   3,655,795    E*TRADE Group, Inc.* ........................         20,106,872
   1,528,540    Goldman Sachs Group, Inc. ...................        116,016,186

                                                                     194,346,626
Finance - Mortgage Loan Banker - 3.0%
     822,390    Fannie Mae ..................................         59,532,812
   1,549,895    Freddie Mac .................................         89,738,921

                                                                     149,271,733
Insurance Brokers - 1.0%
   1,616,315    Willis Group Holdings, Ltd. .................         50,412,865

Internet Security - 0.9%
   1,007,510    Symantec Corp.* .............................    $    44,280,065

Life and Health Insurance - 1.3%
   2,022,905    AFLAC, Inc. .................................         66,169,222

Medical - Drugs - 6.5%
     666,445    Biovail Corp. (New York Shares)* ............         24,091,987
     389,540    Eli Lilly and Co. ...........................         24,860,443
   2,816,540    Forest Laboratories, Inc.* ..................        145,671,449
     779,395    MedImmune, Inc.* ............................         27,489,261
   3,157,905    Pfizer, Inc. ................................         97,105,579

                                                                     319,218,719
Medical - HMO - 3.6%
   1,265,570    Anthem, Inc.* ...............................         86,868,725
     969,450    UnitedHealth Group, Inc. ....................         89,315,428

                                                                     176,184,153
Medical Instruments - 3.7%
   2,113,850    Guidant Corp. ...............................         82,419,012
   2,071,940    Medtronic, Inc. .............................         98,914,416

                                                                     181,333,428
Medical Products - 0.1%
      76,825    Johnson & Johnson ...........................          4,329,857

Multi-Line Insurance - 2.5%
   3,263,690    Allstate Corp. ..............................        123,334,845

Multimedia - 1.9%
   6,931,884    AOL Time Warner, Inc.* ......................         94,828,173

Networking Products - 2.3%
   7,652,350    Cisco Systems, Inc.* ........................        115,091,344

Non-Hazardous Waste Disposal - 0.4%
   2,592,155    Allied Waste Industries, Inc.* ..............         21,514,887

Oil - Field Services - 1.3%
   1,757,590    BJ Services Co.* ............................         64,169,611

Oil and Gas Drilling - 0.5%
     749,025    Patterson-UTI Energy, Inc.* .................         24,785,237

Oil Companies - Exploration and Production - 1.4%
   1,615,035    Murphy Oil Corp. ............................         67,266,208

Oil Companies - Integrated - 1.0%
   1,470,537    EnCana Corp. ................................         48,187,609

Oil Field Machinery and Equipment - 0.9%
   1,277,930    Smith International, Inc.* ..................         45,443,191

Reinsurance - 4.3%
      92,169    Berkshire Hathaway, Inc. - Class B* .........        214,938,108

Retail - Auto Parts - 0.1%
      37,060    AutoZone, Inc.* .............................          2,994,819

Retail - Consumer Electronics - 0.2%
     326,400    Best Buy Company, Inc.* .....................         11,286,912

Retail - Discount - 1.8%
   2,525,779    Dollar Tree Stores, Inc.* ...................         64,281,075
   1,313,640    TJX Companies, Inc. .........................         25,287,570

                                                                      89,568,645
Retail - Regional Department Stores - 0.5%
     450,880    Kohl's Corp.* ...............................         25,609,984

Retail - Restaurants - 1.3%
     869,375    Wendy's International, Inc. .................         25,246,650
   1,501,215    Yum! Brands, Inc.* ..........................         37,080,010

                                                                      62,326,660

See Notes to Schedule of Investments and Financial Statements.

                                           Janus Mercury Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS MERCURY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Satellite Telecommunications - 1.1%
   1,843,590    EchoStar Communications Corp. - Class A* ....    $    55,233,956

Semiconductor Equipment - 1.5%
   1,843,000    Applied Materials, Inc.* ....................         26,907,800
     670,030    KLA-Tencor Corp.* ...........................         27,471,230
     794,265    Novellus Systems, Inc.* .....................         22,271,191

                                                                      76,650,221
Super-Regional Banks - 1.3%
   1,331,070    Fifth Third Bancorp .........................         65,608,440

Telecommunication Equipment - 3.3%
     658,490    Nokia Oyj** .................................         11,140,912
   9,305,287    Nokia Oyj (ADR)** ...........................        154,188,606

                                                                     165,329,518
Telecommunication Equipment - Fiber Optics - 0.3%
   3,370,495    CIENA Corp.* ................................         16,414,310

Toys - 0.3%
     180,500    Nintendo Company, Ltd. ......................         14,105,819

Transportation - Railroad - 1.6%
   1,609,960    Canadian National Railway Co.
                  (New York Shares) .........................         78,292,355

Travel Services - 1.7%
   2,744,011    USA Interactive* ............................         82,183,129

Web Portals/Internet Service Providers - 2.3%
   4,542,770    Yahoo!, Inc.* ...............................        112,569,841
--------------------------------------------------------------------------------
Total Common Stock (cost $4,101,840,035) ....................      4,500,753,538
--------------------------------------------------------------------------------
Preferred Stock - 0.2%
Automotive - Cars and Light Trucks - 0.2%
      20,898    Porsche A.G.** (cost $6,156,021) ............          7,603,170
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 2.6%
                Fannie Mae
$ 50,000,000      1.20%, 7/23/03 ............................         49,869,750
                Federal Home Loan Bank System:
  30,000,000      1.16%, 5/23/03 ............................         49,936,667
  50,000,000      1.14%, 6/10/03 ............................         29,978,733
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (cost $129,777,067) .......................................        129,785,150
--------------------------------------------------------------------------------
Time Deposits - 6.7%
                Society Generale, New York
 100,000,000      1.25%, 5/1/03 .............................        100,000,000
                SunTrust Bank
 233,700,000      1.27%, 5/1/03 .............................        233,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $333,700,000) .....................        333,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,571,473,123) - 100.4% ......      4,971,841,858
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4)%     (20,564,855)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,951,277,003
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.0%          $    50,412,865
Canada                                             3.0%              150,571,951
Finland                                            3.3%              165,329,518
Germany                                            0.2%                7,603,170
Japan                                              0.3%               14,105,819
South Korea                                        2.3%              112,217,405
Switzerland                                        0.2%               11,525,721
United States++                                   89.7%            4,460,075,409
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,971,841,858

++Includes Short-Term Securities (80.4% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 7/31/03                    7,180,000    $     7,986,025    $      (291,937)
Euro 9/26/03                   32,500,000         36,083,607         (1,569,095)
Euro 10/17/03                  24,300,000         26,961,576         (1,082,076)
South Korean Won
  5/9/03                    4,500,000,000          3,701,327             91,660
South Korean Won
  5/27/03                  59,800,000,000         49,123,499            275,739
--------------------------------------------------------------------------------
Total                                        $   123,856,034    $    (2,575,709)

See Notes to Schedule of Investments and Financial Statements.

4  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  4,571,473

Investments at value                                                $  4,971,842
  Cash                                                                       584
  Receivables:
    Investments sold                                                      15,130
    Fund shares sold                                                       3,447
    Dividends                                                                555
    Interest                                                                  12
  Other assets                                                                14
  Forward currency contracts                                                 367
--------------------------------------------------------------------------------
Total Assets                                                           4,991,951
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 16,785
    Fund shares repurchased                                               16,038
    Advisory fees                                                          2,567
    Transfer agent fees and expenses                                       1,140
  Accrued expenses                                                         1,201
  Forward currency contracts                                               2,943
--------------------------------------------------------------------------------
Total Liabilities                                                         40,674
--------------------------------------------------------------------------------
Net Assets                                                          $  4,951,277
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          317,433
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      15.60
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Mercury Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      1,371
  Dividends                                                               16,387
  Foreign tax withheld                                                     (908)
--------------------------------------------------------------------------------
Total Investment Income                                                   16,850
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           15,724
  Transfer agent fees and expenses                                         6,211
  Postage and mailing expenses                                               419
  Custodian fees                                                             209
  Printing expenses                                                          576
  Audit fees                                                                  18
  Trustees' fees and expenses                                                 27
  Other expenses                                                              19
--------------------------------------------------------------------------------
Total Expenses                                                            23,203
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (380)
--------------------------------------------------------------------------------
Net Expenses                                                              22,823
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (5,973)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (337,999)
  Net realized gain/(loss) from foreign currency transactions           (16,028)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     575,534
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   221,507
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    215,534
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003
(unaudited) and for the fiscal year
ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $    (5,973)     $    (4,894)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (354,027)      (2,567,712)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    575,534        1,014,490
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         215,534      (1,558,116)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --         (17,961)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --         (17,961)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           854,147        1,843,292
  Reinvested dividends and distributions                                     --           16,761
  Shares repurchased                                                (1,152,445)      (3,160,417)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (298,298)      (1,300,364)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (82,764)      (2,876,441)
Net Assets:
  Beginning of period                                                 5,034,041        7,910,482
------------------------------------------------------------------------------------------------
  End of period                                                    $  4,951,277     $  5,034,041
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $ 11,786,197     $ 12,084,495
  Accumulated net investment income/(loss)*                             (5,973)               --
  Accumulated net realized gain/(loss) from investments*            (7,226,696)      (6,872,669)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations, net                  397,749        (177,785)
------------------------------------------------------------------------------------------------
                                                                   $  4,951,277     $  5,034,041
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            57,117          109,513
  Reinvested distributions                                                   --              823
------------------------------------------------------------------------------------------------
Total                                                                    57,117          110,336
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (77,169)        (186,075)
Net Increase/(Decrease) in Fund Shares                                 (20,052)         (75,739)
Shares Outstanding, Beginning of Period                                 337,485          413,224
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       317,433          337,485
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $  1,580,699     $  5,940,713
  Proceeds from sales of securities                                   2,229,821        6,818,658
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                           Janus Mercury Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each fiscal
year ended October 31                             2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     14.92    $     19.14    $     40.59    $     35.65    $     20.77    $     18.65
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.02)             --            .04            .03             --          (.01)
  Net gains/(losses) on securities
    (both realized and unrealized)                 .70         (4.18)        (17.05)           8.18          16.89           4.07
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .68         (4.18)        (17.01)           8.21          16.89           4.06
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --          (.04)          (.03)             --             --          (.04)
  Distributions (from capital gains)*               --             --         (4.41)         (3.27)         (2.01)         (1.90)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --          (.04)         (4.44)         (3.27)         (2.01)         (1.94)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     15.60    $     14.92    $     19.14    $     40.59    $     35.65    $     20.77
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   4.56%       (21.88)%       (46.21)%         22.99%         86.02%         24.75%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 4,951,277    $ 5,034,041    $ 7,910,482    $16,347,935    $ 9,059,883    $ 2,368,077
Average Net Assets for the Period
  (in thousands)                           $ 4,878,077    $ 6,783,864    $11,243,108    $15,903,790    $ 5,258,427    $ 2,103,414
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.96%          0.94%          0.89%          0.89%          0.93%          0.97%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.94%          0.92%          0.88%          0.88%          0.91%          0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***              (0.25)%        (0.07)%          0.16%          0.08%        (0.39)%        (0.33)%
Portfolio Turnover Rate***                         68%            97%            83%            71%            89%           105%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

 * Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

                                           Janus Mercury Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Mercury Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

10  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                          Janus Mercury Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During the period ended April 30, 2003, Janus Capital reimbursed the Fund for certain trading errors, the amounts of which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
           $124,655                     $93,514                 $1,002,197
--------------------------------------------------------------------------------

12  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
$(6,773,174,551)    $4,693,443,702    $534,298,565    $(255,900,409)     $278,398,156
-------------------------------------------------------------------------------------

                                          Janus Mercury Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.


                                          Janus Mercury Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

16  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Mercury Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Mercury Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Mercury Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Mercury Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                     MER48-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS OLYMPUS FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Explanations of Charts, Tables and Financial Statements ........    15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

--------------------------------------------------------------------------------

[PHOTO]
Claire Young
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Olympus Fund rose 3.79% while its benchmark, the S&P 500(R) Index, gained 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a fourth-quartile ranking, placing 496th out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The largest single detractor from performance was aerospace and defense contractor General Dynamics, which lost 33.29% of its share value during the period and cost the Fund 0.47% in performance. Motorcycle manufacturer and merchandiser Harley-Davidson, which declined 14.88%, removed 0.46% from this period's results. Meanwhile, optical network equipment manufacturer Ciena, which fell 33.52%, detracted 0.35%, while pharmaceutical distributor Cardinal Health, which declined 16.70%, removed 0.29% from performance. Rounding out the list of negative performers was drugstore chain Walgreen, which lost 16.68%, costing the Fund 0.27% in relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Internet portal Yahoo!, which advanced 66.02%, was our single best performer, adding 0.84% to results. Semiconductor manufacturer Maxim Integrated Products also gained, rising 23.67% and contributing 0.74% to the Fund's bottom line. Meanwhile Amgen, a biotechnology company, grew 31.66% and added 0.64% while cosmetics manufacturer and direct seller Avon Products, which advanced 21.92%, added 0.58%. Whole Foods Market, which operates a chain of natural-food supermarkets, climbed 27.13% and contributed 0.48% during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

As a group, our consumer staples stocks were the single biggest contributors to performance. Although our exposure to the sector was very close to that of the S&P 500(R) Index, individual stock picks significantly aided results. Meanwhile, our slight overweight position and good stock selection in the information technology sector also worked in our favor. However, our exposure to select consumer discretionary stocks - an area in which we carried more exposure than our benchmark - worked against us. Our exposure to individual industrial stocks, another area where we were relatively overweight, also held back results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We will continue to emphasize companies able to demonstrate consistent growth in a lackluster economy as well as those that might benefit from a reinvigorated economic environment. We remain focused on quality of earnings and favor businesses that can generate respectable operating margins in a difficult climate. At the same time, we are trying to avoid investments where we have yet to see a stabilization in fundamentals.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                           Janus Olympus Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Olympus Fund $19,810
S&P 500(R) Index $16,693
Russell 1000 Growth Index $14,036

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Olympus Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($19,810) as compared to the S&P 500 Index ($16,693) and the Russell 1000 Growth Index ($14,036).

                             ONE            FIVE          SINCE
                             YEAR           YEAR          12/29/95*
--------------------------------------------------------------------------------
Janus Olympus Fund           (18.71)%      1.41%         9.77%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%       (2.42)%       7.24%
--------------------------------------------------------------------------------
Russell 1000 Growth Index    (14.35)%       (5.63)%       4.73%

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified fund seeks fast-growing companies of all sizes and locations, in rapidly expanding industries.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Corporate Bonds -- 0.9%
Cash and Cash Equivalents -- 5.9%
Common Stock -- Foreign -- 13.6%
Common Stock -- Domestic -- 79.6%

Number of Stocks: 91
Top 10 Equities: 24.2%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
                                             APRIL 30, 2003     OCTOBER 31, 2002

Maxim Integrated Products, Inc.                        3.3%                 2.7%
Avon Products, Inc.                                    3.1%                 2.5%
Medtronic, Inc.                                        3.0%                 3.0%
Goldman Sachs Group, Inc.                              2.3%                 1.6%
Fannie Mae                                             2.3%                 2.1%
Colgate-Palmolive Co.                                  2.1%                 1.9%
Encana Corp.                                           2.1%                 1.8%
Amgen, Inc.                                            2.0%                 2.2%
Pfizer, Inc.                                           2.0%                 2.4%
Fiserv, Inc.                                           2.0%                 1.5%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Olympus Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Olympus        S&P 500(R)
                                                    Fund              Index

Cosmetics and Toiletries                            5.9%               2.6%
Oil Companies -- Integrated                         4.6%               4.3%
Finance -- Investment Bankers/Brokers               4.1%               4.9%
Semiconductor Components/Integrated Circuits        3.9%               0.4%
Medical -- Drugs                                    3.2%               8.1%
Medical Instruments                                 3.2%               1.1%
Hotels and Motels                                   2.9%               0.2%
Electronic Components -- Semiconductors             2.8%               2.3%
Transportation -- Services                          2.7%               1.0%
Medical -- Biomedical and Genetic                   2.4%               1.2%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Olympus Fund 10th out of 310 Large-Cap Growth Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
Aerospace and Defense - 1.0%
     495,885    Lockheed Martin Corp. .......................    $    24,819,044
Airlines - 2.4%
     460,899    Ryanair Holdings PLC (ADR)*,** ..............         18,283,863
   2,655,750    Southwest Airlines Co. ......................         42,385,770

                                                                      60,669,633
Applications Software - 2.0%
     345,895    Intuit, Inc.* ...............................         13,413,808
   1,434,034    Microsoft Corp. .............................         36,668,249

                                                                      50,082,057
Broadcast Services and Programming - 1.3%
     831,395    Clear Channel Communications, Inc.* .........         32,515,858

Cable Television - 1.8%
     265,000    Comcast Corp. - Class A* ....................          8,456,150
   1,274,575    Comcast Corp. - Special Class A* ............         38,313,724

                                                                      46,769,874
Casino Hotels - 0.8%
     720,330    MGM Mirage, Inc.* ...........................         20,471,779

Casino Services - 0.2%
      52,568    International Game Technology* ..............          4,536,618

Cellular Telecommunications - 1.2%
   1,543,515    Vodafone Group PLC (ADR)** ..................         30,499,856

Commercial Banks - 0.6%
     423,255    TCF Financial Corp. .........................         16,760,898

Commercial Services - 1.5%
     248,065    Iron Mountain, Inc.* ........................          9,885,390
     587,080    Weight Watchers International, Inc.* ........         27,581,018

                                                                      37,466,408
Commercial Services - Finance - 0.9%
     258,575    H&R Block, Inc. .............................          9,986,166
     245,140    Moody's Corp. ...............................         11,837,811

                                                                      21,823,977
Computers - 0.9%
     795,838    Dell Computer Corp.* ........................         23,007,677

Computers - Memory Devices - 0.5%
     590,865    VERITAS Software Corp.* .....................         13,004,939

Containers - Paper and Plastic - 1.1%
   1,407,725    Pactiv Corp.* ...............................         28,886,517

Cosmetics and Toiletries - 5.9%
   1,350,850    Avon Products, Inc. .........................         78,578,944
     939,770    Colgate-Palmolive Co. .......................         53,726,651
     522,030    Estee Lauder Companies, Inc. - Class A ......         16,965,975

                                                                     149,271,570
Data Processing and Management - 2.0%
   1,724,573    Fiserv, Inc.* ...............................         50,771,429

Diversified Operations - 1.3%
     143,175    3M Co. ......................................         18,045,777
     511,162    General Electric Co. ........................         15,053,721

                                                                      33,099,498
E-Commerce/Services - 0.1%
      32,851    eBay, Inc.* .................................          3,047,587

Electronic Components - Semiconductors - 2.8%
     839,072    Intel Corp. .................................    $    15,438,925
     254,245    QLogic Corp.* ...............................         11,184,238
   2,368,780    Texas Instruments, Inc. .....................         43,798,742

                                                                      70,421,905
Entertainment Software - 0.9%
     400,830    Electronic Arts, Inc.* ......................         23,757,194

Fiduciary Banks - 0.6%
     607,455    Bank of New York Company, Inc. ..............         16,067,185

Finance - Consumer Loans - 0.9%
     212,915    SLM Corp. ...................................         23,846,480

Finance - Investment Bankers/Brokers - 4.1%
   1,133,790    Citigroup, Inc. .............................         44,501,257
     780,780    Goldman Sachs Group, Inc. ...................         59,261,202

                                                                     103,762,459
Finance - Mortgage Loan Banker - 2.3%
     798,786    Fannie Mae ..................................         57,824,119

Financial Guarantee Insurance - 1.9%
   1,076,330    MGIC Investment Corp. .......................         48,929,962

Food - Retail - 1.3%
     566,104    Whole Foods Market, Inc.* ...................         33,603,933

Food - Wholesale/Distribution - 0.8%
     729,755    Sysco Corp. .................................         20,965,861

Hazardous Waste Disposal - 0.4%
     287,005    Stericycle, Inc.* ...........................         11,276,426

Hotels and Motels - 2.9%
     591,850    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         13,565,202
   1,186,015    Four Seasons Hotels, Inc. ...................         35,782,073
     908,885    Starwood Hotels & Resorts Worldwide, Inc. ...         24,394,473

                                                                      73,741,748
Human Resources - 1.9%
     388,556    Adecco S.A. .................................         14,897,521
   1,055,475    Manpower, Inc. ..............................         34,704,018

                                                                      49,601,539
Internet Security - 1.7%
   1,722,235    Check Point Software Technologies, Ltd.* ....         27,090,757
     359,970    Symantec Corp.* .............................         15,820,682

                                                                      42,911,439
Life and Health Insurance - 0.7%
     533,065    AFLAC, Inc. .................................         17,436,556

Medical - Biomedical and Genetic - 2.4%
     843,240    Amgen, Inc.* ................................         51,699,044
     237,220    Genentech, Inc.* ............................          9,011,988

                                                                      60,711,032
Medical - Drugs - 3.2%
      88,520    Forest Laboratories, Inc.* ..................          4,578,254
   1,679,255    Pfizer, Inc. ................................         51,637,091
     528,685    Teva Pharmaceutical Industries, Ltd. (ADR) ..         24,689,590

                                                                      80,904,935
Medical - Generic Drugs - 0.1%
      68,248    Barr Laboratories, Inc.* ....................          3,794,589

See Notes to Schedule of Investments and Financial Statements.

                                           Janus Olympus Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OLYMPUS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - HMO - 1.3%
     364,883    UnitedHealth Group, Inc. ....................    $    33,616,671

Medical Instruments - 3.2%
   1,584,800    Medtronic, Inc. .............................         75,658,352
      87,708    St. Jude Medical, Inc.* .....................          4,601,162

                                                                      80,259,514
Medical Products - 1.5%
     327,260    Johnson & Johnson ...........................         18,444,374
     431,415    Zimmer Holdings, Inc.* ......................         20,233,364

                                                                      38,677,738
Motorcycle and Motor Scooter Manufacturing - 1.6%
     917,770    Harley-Davidson, Inc. .......................         40,785,699

Multimedia - 1.3%
   2,415,630    AOL Time Warner, Inc.* ......................         33,045,818

Networking Products - 1.9%
   3,165,712    Cisco Systems, Inc.* ........................         47,612,308

Oil Companies - Exploration and Production - 1.0%
     544,520    Anadarko Petroleum Corp. ....................         24,176,688

Oil Companies - Integrated - 4.6%
   1,594,616    EnCana Corp. ................................         52,253,519
     774,415    Exxon Mobil Corp. ...........................         27,259,408
     564,590    Total Fina Elf S.A. (ADR)** .................         37,093,563

                                                                     116,606,490
Optical Supplies - 1.7%
     955,350    Alcon, Inc. (New York Shares)* ..............         42,083,168

Publishing - Newspapers - 0.7%
     357,915    New York Times Co. - Class A ................         16,600,098

Radio - 0.4%
     304,635    Westwood One, Inc.* .........................         10,631,762

Reinsurance - 0.6%
         231    Berkshire Hathaway, Inc. - Class A* .........         16,127,277

Retail - Auto Parts - 0.1%
      19,160    AutoZone, Inc.* .............................          1,548,320

Retail - Bedding - 0.1%
      95,402    Bed Bath & Beyond, Inc.* ....................          3,769,333

Retail - Building Products - 0.4%
      71,300    Home Depot, Inc. ............................          2,005,669
     212,736    Lowe's Companies, Inc. ......................          9,336,983

                                                                      11,342,652
Retail - Discount - 2.3%
     736,610    Costco Wholesale Corp.* .....................         25,508,804
     585,988    Wal-Mart Stores, Inc. .......................         33,002,844

                                                                      58,511,648
Retail - Office Supplies - 0.2%
     228,081    Staples, Inc.* ..............................          4,342,662

Retail - Regional Department Stores - 1.5%
     688,021    Kohl's Corp.* ...............................         39,079,593

Retail - Video Rental - 0.3%
     366,640    Blockbuster, Inc. - Class A .................          6,555,523

Schools - 0.2%
      85,692    Apollo Group, Inc. - Class A* ...............          4,644,421

Semiconductor Components/Integrated Circuits - 3.9%
     643,650    Marvell Technology Group, Ltd.* .............    $    14,854,798
   2,123,710    Maxim Integrated Products, Inc. .............         83,440,566

                                                                      98,295,364
Semiconductor Equipment - 1.6%
   2,740,135    Applied Materials, Inc.* ....................         40,005,971

Super-Regional Banks - 0.7%
     381,020    Fifth Third Bancorp .........................         18,780,476

Telecommunication Equipment - 1.3%
   2,061,610    Nokia Oyj (ADR)** ...........................         34,160,878

Telecommunication Equipment - Fiber Optics - 0.6%
   2,883,110    CIENA Corp.* ................................         14,040,746

Therapeutics - 0.4%
     145,920    Gilead Sciences, Inc.* ......................          6,732,749
      72,465    Neurocrine Biosciences, Inc.* ...............          3,279,041

                                                                      10,011,790
Transportation - Services - 2.7%
     711,385    C.H. Robinson Worldwide, Inc. ...............         26,171,854
     669,870    United Parcel Service, Inc. - Class B .......         41,612,324

                                                                      67,784,178
Travel Services - 0.8%
     665,045    USA Interactive* ............................         19,918,098

Web Portals/Internet Service Providers - 1.9%
   1,963,700    Yahoo!, Inc.* ...............................         48,660,486
--------------------------------------------------------------------------------
Total Common Stock (cost $2,265,621,974) ....................      2,368,737,951
--------------------------------------------------------------------------------
Corporate Bonds - 0.9%
Finance - Other Services - 0.9%
$ 23,700,000    Trump Holdings and Funding, 11.625%
                  mortgage notes, due 3/15/10 (144A)
                  (cost $22,486,194) ........................         22,692,750
--------------------------------------------------------------------------------
Time Deposits - 7.7%
                Fifth Third Bank
  96,300,000      1.26%, 5/1/03 .............................         96,300,000
                SunTrust Bank
 100,000,000      1.27%, 5/1/03 .............................        100,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $196,300,000) .....................        196,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,484,408,168) - 101.8% ......      2,587,730,701
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.8)%     (45,427,089)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,542,303,612
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

4  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.6%          $    14,854,798
Canada                                             3.9%              101,600,794
Finland                                            1.3%               34,160,878
France                                             1.4%               37,093,563
Ireland                                            0.7%               18,283,863
Israel                                             2.0%               51,780,347
Switzerland                                        2.2%               56,980,689
United Kingdom                                     1.2%               30,499,856
United States++                                   86.7%            2,242,475,913
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,587,730,701

++Includes Short-Term Securities (79.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/8/03              200,000    $       317,601    $        (2,201)
British Pound 9/26/03             800,000          1,266,613            (18,781)
British Pound 10/17/03            600,000            948,742            (18,742)
Euro 9/26/03                    2,500,000          2,775,662            (65,312)
--------------------------------------------------------------------------------
Total                                        $     5,308,618    $      (105,036)

See Notes to Schedule of Investments and Financial Statements.

                                           Janus Olympus Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  2,484,408

Investments at value                                                $  2,587,731
  Cash                                                                     1,096
  Receivables:
    Investments sold                                                      17,253
    Fund shares sold                                                         962
    Dividends                                                              1,086
    Interest                                                                 282
  Other assets                                                                10
--------------------------------------------------------------------------------
Total Assets                                                           2,608,420
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 61,024
    Fund shares repurchased                                                1,852
    Advisory fees                                                          1,347
    Transfer agent fees and expenses                                         802
  Accrued expenses                                                           986
  Forward currency contracts                                                 105
--------------------------------------------------------------------------------
Total Liabilities                                                         66,116
--------------------------------------------------------------------------------
Net Assets                                                          $  2,542,304
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          118,910
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      21.38
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      1,015
  Dividends                                                                7,491
  Foreign tax withheld                                                     (157)
--------------------------------------------------------------------------------
Total Investment Income                                                    8,349
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            6,652
  Transfer agent fees and expenses                                         2,151
  Registration fees                                                            9
  Postage and mailing expenses                                               274
  Custodian fees                                                              75
  Printing expenses                                                          310
  Audit fees                                                                  16
  Trustees' fees and expenses                                                 13
  Other expenses                                                               4
--------------------------------------------------------------------------------
Total Expenses                                                             9,504
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (85)
--------------------------------------------------------------------------------
Net Expenses                                                               9,419
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (1,070)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (25,530)
  Net realized gain/(loss) from foreign
    currency transactions                                                  (699)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     103,512
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    77,283
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $     76,213
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Olympus Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $    (1,070)    $    (3,690)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (26,229)       (502,203)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   103,512          94,769
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         76,213       (411,124)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                    --        (13,411)
  Net realized gain from investment transactions*                           --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                               --        (13,411)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          116,135         288,196
  Shares issued in connection with Acquisition*                        454,629             N/A
  Reinvested dividends and distributions                                    --          13,092
  Shares repurchased                                                 (240,840)       (814,903)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                329,924       (513,615)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  406,137       (938,150)
Net Assets:
  Beginning of period                                                2,136,167       3,074,317
----------------------------------------------------------------------------------------------
  End of period                                                   $  2,542,304    $  2,136,167
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  4,530,426    $  4,215,993
  Accumulated net investment income/(loss)*                            (1,070)              --
  Accumulated net realized gain/(loss) from investments*           (2,090,270)     (2,064,041)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      103,218        (15,785)
----------------------------------------------------------------------------------------------
                                                                  $  2,542,304    $  2,136,167
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            5,692          11,519
  Shares issued in connection with Acquisition*                         21,443             N/A
  Reinvested distributions                                                  --             483
----------------------------------------------------------------------------------------------
Total                                                                   27,135          12,002
----------------------------------------------------------------------------------------------
  Shares repurchased                                                  (11,931)        (33,339)
Net Increase/(Decrease) in Fund Shares                                  15,204        (21,337)
Shares Outstanding, Beginning of Period                                103,706         125,043
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      118,910         103,706
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    728,482    $  2,452,513
  Proceeds from sales of securities                                    792,988       3,099,277
  Purchases of long-term U.S. government obligations                        --              --
  Proceeds from sales of long-term U.S. government obligations              --              --

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31     2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     20.60    $     24.59    $     50.50    $     40.87    $     21.70    $     18.41
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      (.01)             --            .13            .21            .02             --
  Net gains/(losses) on securities
    (both realized and unrealized)                    .79         (3.88)        (25.42)          11.21          19.15           4.05
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .78         (3.88)        (25.29)          11.42          19.17           4.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*              --          (.11)          (.23)          (.01)             --          (.04)
  Distributions (from capital gains)*                  --             --          (.39)         (1.78)             --          (.72)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --          (.11)          (.62)         (1.79)             --          (.76)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     21.38    $     20.60    $     24.59    $     50.50    $     40.87    $     21.70
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      3.79%       (15.89)%       (50.61)%         28.05%         88.34%         23.10%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $ 2,542,304    $ 2,136,167    $ 3,074,317    $ 7,695,784    $ 3,887,448    $   947,494
Average Net Assets for the Period
  (in thousands)                              $ 2,063,616    $ 2,882,934    $ 4,767,090    $ 7,594,158    $ 2,268,894    $   774,434
Ratio of Gross Expenses to
  Average Net Assets***(1)                          0.93%          0.94%          0.91%          0.91%          0.95%          1.01%
Ratio of Net Expenses to
  Average Net Assets***(1)                          0.92%          0.91%          0.89%          0.90%          0.93%          0.98%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                           (0.11)%        (0.13)%          0.34%          0.51%          0.06%        (0.21)%
Portfolio Turnover Rate***                            74%            90%           118%            96%            91%           123%

(1)  See "Explanations of Charts, Tables and Financial Statements."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                           Janus Olympus Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*    Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

10  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Olympus Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                                          Janus Olympus Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per share holder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                    DST Fees
--------------------------------------------------------------------------------
          $13,653                   $10,242                     $611,913
--------------------------------------------------------------------------------

                                          Janus Olympus Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated      Federal Tax      Unrealized       Unrealized         Net
 Capital Losses        Cost        Appreciation    (Depreciation)   Appreciation
--------------------------------------------------------------------------------
$(2,048,586,951)  $2,508,923,406   $230,594,234    $(151,786,939)    $78,807,295
--------------------------------------------------------------------------------

4.   FUND ACQUISITION

On April 21, 2003, Janus Olympus Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Growth Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                   Acquired        Net Assets
                                               Acquiring Fund   Acquired Fund  Fund Unrealized        After
Acquiring Fund         Acquired Fund             Net Assets       Net Assets        AP/DP        Reorganization
---------------------------------------------------------------------------------------------------------------
Janus Olympus Fund     Berger Growth Fund      $2,070,023,348    $454,628,789     $15,490,967    $2,524,652,137
---------------------------------------------------------------------------------------------------------------

14  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                          Janus Olympus Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Olympus Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Olympus Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Olympus Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Olympus Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                     OLY56-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS ORION FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Explanations of Charts, Tables and Financial Statements ........    13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

--------------------------------------------------------------------------------

[PHOTO]
Ron Sachs
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Orion Fund gained 5.07% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 211th out of 397 Multi-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among the Fund's largest detractors were hospital operator Tenet Healthcare, which declined 48.38% and detracted 1.89% from the Fund's total performance, and AMN Healthcare Services, a provider of travel nurses to healthcare facilities, which fell 28.35%, subtracting 0.54% from the Fund's total performance. Meanwhile, a 19.67% loss in shares of bookseller Barnes & Noble detracted 0.50% from the Fund's total performance. Media giant AOL Time Warner fell 7.25%, detracting 0.40% from the Fund's total performance, as did conglomerate Berkshire Hathaway, which declined 5.20%, detracting 0.33% from the Fund's total performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Supporting our results was pharmaceutical company Sepracor. The company's stock gained 119.43% during the period and contributed 1.92% to the Fund's total performance. Media company USA Interactive rose 18.19% and contributed 1.15% to the Fund's total performance. Flowserve, a manufacturer of pumps and valves, rose 31.74%, adding 1.07% to the Fund's total performance. Payroll services provider Paychex gained 8.95% and contributed 0.73% to the Fund's total performance. Encana, an oil company based in Canada, rose 13.19%, adding 0.65% to the Fund's total performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Performance was hurt by our underweight positions relative to the index and our individual stock selection in information technology and health care, two sectors that performed well during the period. Meanwhile, strong stock selection in consumer staples, such as Avon Products, a group in which we were nearly equally weighted versus the index, supported our results, though this sector performed poorly overall. Our significantly overweight position in consumer discretionary holdings, such as Best Buy, also boosted the Fund's returns as stocks from this arena gained during the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We continue to seek out attractively priced, great businesses that have a history of delivering strong operating results in any economic environment. I am heartened by the operating performance and improving prospects of many of our holdings and believe the Fund is well positioned for 2003 and beyond.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                             Janus Orion Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Orion Fund $4,573
S&P 500(R) Index $6,570
Russell 1000 Growth Index $4,538

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund, the S&P 500 Index and the Russell 1000 Growth Index. Janus Orion Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell 1000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($4,573) as compared to the S&P 500 Index ($6,570) and the Russell 1000 Growth Index ($4,538).

                             ONE                          SINCE
                             YEAR                         6/30/00*
--------------------------------------------------------------------------------
Janus Orion Fund             (17.69)%                     (24.13)%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%                     (13.78)%
--------------------------------------------------------------------------------
Russell 1000 Growth Index    (14.35)%                     (24.34)%

FUND STRATEGY
--------------------------------------------------------------------------------
Taking advantage of investment opportunities anywhere in the world and in any industry, this aggressive, nondiversified fund normally seeks 20-30 well-managed, fast-growing companies of any size - from emerging-growth to well-established businesses.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Corporate Bonds -- 1.0%
Cash and Cash Equivalents -- 5.8%
Common Stock -- Foreign -- 17.3%
Common Stock -- Domestic -- 75.9%

Number of Stocks: 35
Top 10 Equities: 51.4%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Paychex, Inc.                                          7.6%                 6.5%
Performance Food Group Co.                             6.5%                 5.7%
USA Interactive                                        6.5%                 5.0%
EnCana Corp.                                           5.2%                 4.2%
XL Capital, Ltd. - Class A                             5.1%                 4.9%
AOL Time Warner, Inc.                                  4.8%                 5.9%
Berkshire Hathaway, Inc. - Class B                     4.7%                 5.1%
Flowserve Corp.                                        3.9%                 3.5%
Costco Wholesale Corp.                                 3.6%                 4.0%
Sepracor, Inc.                                         3.5%                 1.1%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Orion Fund          o S&P 500(R) Index

[BAR CHART OMITTED]

                                                 Janus Orion        S&P 500(R)
                                                    Fund              Index

Commercial Services -- Finance                      7.6%               0.5%
Medical -- Drugs                                    6.7%               8.1%
Food -- Wholesale/Distribution                      6.5%               0.2%
Travel Services                                     6.5%               0.0%
Radio                                               5.7%               0.0%
Retail -- Discount                                  5.7%               3.7%
Oil Companies -- Integrated                         5.2%               4.3%
Property and Casualty Insurance                     5.1%               0.8%
Multimedia                                          4.8%               2.5%
Reinsurance                                         4.7%               0.0%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS ORION FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
Advertising Services - 3.0%
     366,505    Getty Images, Inc.* .........................    $    12,406,194

Athletic Footwear - 2.1%
     157,875    NIKE, Inc. - Class B ........................          8,451,049

Brewery - 1.4%
     254,154    Molson, Inc. - Class A ......................          5,846,286

Broadcast Services and Programming - 1.6%
     251,535    Fox Entertainment Group, Inc.* ..............          6,388,989

Commercial Banks - 0.8%
     482,500    Koram Bank*,** ..............................          3,141,214

Commercial Services - Finance - 7.6%
     991,955    Paychex, Inc. ...............................         30,889,479

Computers - 0.8%
     226,025    Apple Computer, Inc.* .......................          3,209,555

Cosmetics and Toiletries - 1.3%
      88,955    Avon Products, Inc. .........................          5,174,512

E-Commerce/Services - 1.0%
      43,840    eBay, Inc.* .................................          4,067,037

Finance - Investment Bankers/Brokers - 2.5%
     256,150    Citigroup, Inc. .............................         10,053,887

Finance - Other Services - 1.9%
     134,925    Chicago Mercantile Exchange Holdings, Inc. ..          7,628,659

Food - Wholesale/Distribution - 6.5%
     760,855    Performance Food Group Co.* .................         26,690,793

Internet Security - 2.6%
     664,315    Check Point Software Technologies, Ltd.* ....         10,449,675

Machinery - Pumps - 3.9%
   1,029,010    Flowserve Corp.* ............................         15,887,914

Medical - Drugs - 5.7%
     170,700    Forest Laboratories, Inc.* ..................          8,828,604
     754,470    Sepracor, Inc.* .............................         14,448,100

                                                                      23,276,704
Medical - Generic Drugs - 1.2%
     105,700    Taro Pharmaceutical Industries, Ltd.* .......          4,836,832

Medical - Hospitals - 1.6%
     455,415    Tenet Healthcare Corp.* .....................          6,758,359

Miscellaneous Manufacturing - 1.1%
   3,726,336    FKI PLC .....................................          4,422,076

Motion Pictures and Services - 1.3%
     464,325    Metro-Goldwyn-Mayer, Inc.* ..................          5,177,224

Multimedia - 4.8%
   1,445,475    AOL Time Warner, Inc.* ......................         19,774,098

Oil Companies - Exploration and Production - 0.9%
     103,420    EOG Resources, Inc. .........................          3,865,840

Oil Companies - Integrated - 5.2%
     643,603    EnCana Corp. ................................         21,090,044

Property and Casualty Insurance - 5.1%
     254,395    XL Capital, Ltd. - Class A ..................         20,936,708

Radio - 5.7%
     513,895    Hispanic Broadcasting Corp.* ................    $    13,181,407
     433,195    Radio One, Inc. - Class D* ..................          6,627,884
     364,155    XM Satellite Radio Holdings, Inc. - Class A*           3,521,379

                                                                      23,330,670
Real Estate Management/Services - 2.2%
     259,440    LNR Property Corp. ..........................          9,137,477

Reinsurance - 4.7%
       8,296    Berkshire Hathaway, Inc. - Class B* .........         19,346,272

Resorts and Theme Parks - 1.2%
     849,895    Six Flags, Inc.* ............................          4,997,383

Retail - Consumer Electronics - 1.5%
     181,990    Best Buy Company, Inc.* .....................          6,293,214

Retail - Discount - 5.7%
     422,805    Costco Wholesale Corp.* .....................         14,641,737
     264,620    Fred's, Inc. ................................          8,586,919

                                                                      23,228,656
Television - 1.8%
     244,025    Univision Communications, Inc. - Class A* ...          7,389,077

Travel Services - 6.5%
     882,705    USA Interactive* ............................         26,437,015
--------------------------------------------------------------------------------
Total Common Stock (cost $343,050,335) ......................        380,582,892
--------------------------------------------------------------------------------
Corporate Bonds - 1.0%
Medical - Drugs - 1.0%
$  4,580,000    Sepracor, Inc., 7.00%
                  convertible subordinated debentures
                  due 12/15/05 (cost $3,605,553) ............          4,328,100
--------------------------------------------------------------------------------
Repurchase Agreement - 5.8%
  23,700,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $23,700,869
                  collateralized by $1,847,702
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $35,979,981 in U.S. Government Agencies
                  0%-7.50%, 2/15/05-4/1/32
                  $1,410,611 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $1,536,941
                  $20,937,074 and $1,700,009
                  (cost $23,700,000) ........................         23,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $370,355,888) - 100% ..........        408,610,992
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% .          (161,121)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   408,449,871
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

                                             Janus Orion Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            5.1%          $    20,936,708
Canada                                             6.6%               26,936,330
Israel                                             3.7%               15,286,507
South Korea                                        0.8%                3,141,214
United Kingdom                                     1.1%                4,422,076
United States++                                   82.7%              337,888,157
--------------------------------------------------------------------------------
Total                                            100.0%          $   408,610,992

++Includes Short-Term Securities (76.9% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won
  5/27/03                   2,100,000,000    $     1,725,073    $         9,683
--------------------------------------------------------------------------------
Total                                        $     1,725,073    $         9,683

See Notes to Schedule of Investments and Financial Statements.

4  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $    370,356

Investments at value                                                $    408,611
  Cash                                                                     3,549
  Receivables:
    Investments sold                                                       5,992
    Fund shares sold                                                         518
    Dividends                                                                113
    Interest                                                                 122
  Other assets                                                                 2
  Forward currency contracts                                                  10
--------------------------------------------------------------------------------
Total Assets                                                             418,917
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  9,696
    Fund shares repurchased                                                  251
    Advisory fees                                                            205
    Transfer agent fees and expenses                                         117
  Accrued expenses                                                           198
--------------------------------------------------------------------------------
Total Liabilities                                                         10,467
--------------------------------------------------------------------------------
Net Assets                                                          $    408,450
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           89,597
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       4.56
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                             Janus Orion Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        483
  Dividends                                                                  918
  Foreign tax withheld                                                      (41)
--------------------------------------------------------------------------------
Total Investment Income                                                    1,360
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            1,249
  Transfer agent fees and expenses                                           647
  Registration fees                                                           21
  Postage and mailing expenses                                                42
  Custodian fees                                                              27
  Printing expenses                                                           86
  Audit fees                                                                  17
  Trustees' fees and expenses                                                  5
  Other expenses                                                              11
--------------------------------------------------------------------------------
Total Expenses                                                             2,105
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (45)
--------------------------------------------------------------------------------
Net Expenses                                                               2,060
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               (700)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (23,159)
  Net realized gain/(loss) from foreign
    currency transactions                                                   (37)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                      43,429
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    20,233
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $     19,533
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $      (700)     $    (1,703)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (23,196)         (64,509)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                     43,429         (20,548)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          19,533         (86,760)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            38,283          207,620
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                   (70,824)        (301,705)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (32,541)         (94,085)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (13,008)        (180,845)
Net Assets:
  Beginning of period                                                   421,458          602,303
------------------------------------------------------------------------------------------------
  End of period                                                    $    408,450     $    421,458
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  1,103,465     $  1,136,006
  Accumulated net investment income/(loss)*                               (700)               --
  Accumulated net realized gain/(loss) from investments*              (732,580)        (709,384)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        38,265          (5,164)
------------------------------------------------------------------------------------------------
                                                                   $    408,450     $    421,458
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             9,015           39,222
  Reinvested distributions                                                   --               --
------------------------------------------------------------------------------------------------
Total                                                                     9,015           39,222
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (16,789)         (57,511)
Net Increase/(Decrease) in Fund Shares                                  (7,774)         (18,289)
Shares Outstanding, Beginning of Period                                  97,371          115,660
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        89,597           97,371
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $     81,310     $    774,991
  Proceeds from sales of securities                                      79,281          861,514
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                             Janus Orion Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each fiscal
year or period ended October 31                    2003            2002            2001         2000(2)

-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     4.33      $     5.21      $     8.81      $    10.00
-------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                    (.01)              --              --             .02
  Net gains/(losses) on securities
    (both realized and unrealized)                  .24           (.88)          (3.58)          (1.21)
-------------------------------------------------------------------------------------------------------
Total from Investment Operations                    .23           (.88)          (3.58)          (1.19)
-------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*            --              --           (.02)              --
  Distributions (from capital gains)*                --              --              --              --
-------------------------------------------------------------------------------------------------------
Total Distributions                                  --              --           (.02)              --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     4.56      $     4.33      $     5.21      $     8.81
-------------------------------------------------------------------------------------------------------
Total Return**                                    5.07%        (16.70)%        (40.69)%        (11.90)%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $  408,450      $  421,458      $  602,303      $1,127,628
Average Net Assets for the Period
  (in thousands)                             $  387,616      $  562,457      $  762,142      $1,086,834
Ratio of Gross Expenses to
  Average Net Assets***(1)                        1.10%           1.09%           1.06%           1.14%
Ratio of Net Expenses to
  Average Net Assets***(1)                        1.07%           1.04%           1.03%           1.12%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***               (0.36)%         (0.30)%         (0.06)%           0.82%
Portfolio Turnover Rate***                          44%            161%            206%             35%

(1)  See "Explanations of Charts, Tables and Financial Statements."
(2)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

  * Non-income-producing security.
 ** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                             Janus Orion Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Orion Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

10  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                            Janus Orion Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
              --                          --                     $207,453
--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
 $(704,024,591)      $372,228,455      $55,437,998     $(19,055,461)      $36,382,537
-------------------------------------------------------------------------------------

12  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                            Janus Orion Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                            Janus Orion Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

16  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                            Janus Orion Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                            Janus Orion Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Orion Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                            Janus Orion Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      OR62-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS TWENTY FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Explanations of Charts, Tables and Financial Statements ........    14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND (CLOSED TO NEW INVESTORS)

--------------------------------------------------------------------------------

[PHOTO]
Scott Schoelzel
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Twenty Fund rose 0.90%, while its benchmark, the S&P 500(R) Index, gained 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a top-decile ranking, placing 11th out of 634 Large-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The largest single detractor from performance was the world's biggest media company, AOL Time Warner, which lost 7.25% of its share value, resulting in a 0.85% detraction from Fund returns. Insurance and investment concern American International Group, which declined 19.29%, removed 0.73% from this period's results. Meanwhile, wireless phone maker Nokia, which actually rose 1.44%, detracted 0.41% as we added to our position during the price ascent, while pharmaceutical distributor Cardinal Health, which declined 20.06%, removed 0.41% from performance. Rounding out the list of negative performers was financial concern Fannie Mae, which declined 11.34%, costing the Fund 0.38% in performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Online auctioneer eBay, which advanced 46.92%, was our best performer, adding 2.97% to the Fund's total results. Energy conglomerate Exxon Mobil also advanced, rising 5.99% and contributed 0.57% to the Fund's bottom line. Meanwhile, financial concern Bank of America grew 8.08% and added 0.54%, while athletic apparel giant Nike, which gained 14.12%, added 0.50%. Education loan provider SLM Corp., which rose 9.54%, contributed 0.42% for the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

As a group, consumer staples stocks retreated. However, our significant underweighting and stock selection in this industry, which would include companies like hospital supply provider Medtronics, worked well for us. Also, we were significantly overweight in consumer discretionary stocks, such as sports apparel maker Nike, compared to the index, so this group's overall advance during the period worked to our advantage. Meanwhile, information technology represented our single largest underperforming sector. Working against us in this area, which includes companies like wireless phone maker Nokia, were our select holdings and our overweight position vs. the index. Also detracting from performance were a number of select holdings in the healthcare sector, which includes companies such as pharmaceutical distributor Cardinal Health. As a group, however, this area performed well for the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We will continue to scour the landscape, looking for companies showing the first signs of improving business trends. Many have pared their expense structures to mid-1990 levels and we believe may, therefore, be incrementally profitable with any meaningful pick-up in sales.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                            Janus Twenty Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Twenty Fund $84,434
S&P 500(R) Index $80,543
Russell Top 200 Growth Index $57,248

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund, S&P 500 Index and the Russell Top 200 Growth Index. Janus Twenty Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Russell Top 200 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2003. The Janus Twenty Fund's inception date was April 30, 1985 and the Russell Top 200 Growth Index's inception date was December 30, 1985. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($84,434) as compared to the S&P 500 Index ($80,543) and the Russell Top 200 Growth Index ($57,248).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          4/30/85*
--------------------------------------------------------------------------------
Janus Twenty Fund        (8.20)%       (2.67)%        9.46%         12.58%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         12.29%
--------------------------------------------------------------------------------
Russell Top 200
Growth Index             (13.82)%      (6.04)%        8.32%         N/A

FUND STRATEGY
--------------------------------------------------------------------------------
Focusing on a core of 20-30 companies, this nondiversified fund normally seeks a combination of well-established, multi-national businesses and faster-growing companies of any size.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

U.S. Treasury Note -- 0.5%
Corporate Bonds -- 3.9%
Common Stock -- Foreign -- 4.8%
Cash and Cash Equivalents -- 16.0%
Common Stock -- Domestic -- 74.8%

Number of Stocks: 24
Top 10 Equities: 59.1%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Microsoft Corp.                                        8.6%                 8.8%
Exxon Mobil Corp.                                      7.9%                 7.1%
Viacom, Inc. - Class B                                 7.7%                 7.5%
eBay, Inc.                                             7.7%                 4.9%
UnitedHealth Group, Inc.                               7.4%                 6.5%
Bank of America Corp.                                  5.6%                 4.8%
SLM Corp.                                              4.0%                 3.4%
AOL Time Warner, Inc.                                  3.9%                 5.7%
NIKE, Inc. - Class B                                   3.2%                 1.9%
Goldman Sachs Group, Inc.                              3.1%                 3.8%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Twenty Fund         o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Twenty         S&P 500(R)
                                                   Fund               Index

Multimedia                                         11.6%               2.5%
Applications Software                               8.6%               3.5%
Super-Regional Banks                                8.1%               5.4%
Medical -- HMO                                      8.1%               0.7%
Oil Companies -- Integrated                         7.9%               4.3%
E-Commerce/Services                                 7.7%               0.4%
Finance -- Consumer Loans                           4.0%               0.2%
Athletic Footwear                                   3.2%               0.2%
Finance -- Investment Bankers/Brokers               3.1%               4.9%
Medical -- Drugs                                    3.1%               8.1%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Twenty Fund 73rd out of 310 and 11th out of 84 Large-Cap Growth Funds for the 5-, and 10-year periods, respectively.

 * The Fund's inception date.

** The Russell Top 200 Growth Index's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Russell Top 200 Growth Index began December 30, 1985. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Twenty Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 79.6%
Applications Software - 8.6%
  32,207,040    Microsoft Corp. .............................    $   823,534,013

Athletic Footwear - 3.2%
   5,729,695    NIKE, Inc. - Class B ........................        306,710,573

Cellular Telecommunications - 1.9%
   7,787,800    Vodafone Group PLC** ........................         15,481,500
   8,509,160    Vodafone Group PLC (ADR)** ..................        168,141,002

                                                                     183,622,502
Diversified Operations - 1.1%
     838,760    3M Co. ......................................        105,717,310

E-Commerce/Services - 7.7%
   7,893,975    eBay, Inc.* .................................        732,324,061

Entertainment Software - 1.9%
   3,096,945    Electronic Arts, Inc.* ......................        183,555,930

Finance - Consumer Loans - 4.0%
   3,366,755    SLM Corp. ...................................        377,076,560

Finance - Investment Bankers/Brokers - 3.1%
   3,940,145    Goldman Sachs Group, Inc. ...................        299,057,006

Medical - Biomedical and Genetic - 1.3%
   3,284,970    Genentech, Inc.* ............................        124,796,010

Medical - Drugs - 2.5%
   4,554,430    Forest Laboratories, Inc.* ..................        235,555,120

Medical - HMO - 8.1%
   7,682,865    UnitedHealth Group, Inc. ....................        707,822,352
     854,045    WellPoint Health Networks, Inc.* ............         64,856,177

                                                                     772,678,529
Medical - Wholesale Drug Distributors - 2.9%
   1,233,785    AmerisourceBergen Corp. .....................         71,374,462
   3,694,085    Cardinal Health, Inc. .......................        204,209,019

                                                                     275,583,481
Medical Instruments - 0.8%
   1,586,155    Medtronic, Inc. .............................         75,723,040

Multimedia - 11.6%
  27,147,099    AOL Time Warner, Inc.* ......................        371,372,314
  16,998,418    Viacom, Inc. - Class B* .....................        737,901,325

                                                                   1,109,273,639
Oil Companies - Integrated - 7.9%
  21,280,265    Exxon Mobil Corp. ...........................        749,065,328

Satellite Telecommunications - 0.4%
   1,291,525    EchoStar Communications Corp. - Class A* ....         38,694,089

Super-Regional Banks - 8.1%
   7,258,140    Bank of America Corp. .......................        537,465,267
   4,970,515    Wells Fargo & Co. ...........................        239,877,054

                                                                     777,342,321
Telecommunication Equipment - 2.9%
  16,400,260    Nokia Oyj (ADR)** ...........................        271,752,308

Wireless Equipment - 1.6%
   4,828,150    QUALCOMM, Inc. ..............................        153,969,704
--------------------------------------------------------------------------------
Total Common Stock (cost $7,425,421,089) ....................      7,596,031,524
--------------------------------------------------------------------------------
Corporate Bonds - 3.9%
Cable Television - 1.3%
$191,000,000    Charter Communications Holdings LLC
                  8.625%, senior notes, due 4/1/09 ..........    $   125,582,500

Medical - Drugs - 0.6%
  50,000,000    Eli Lilly and Co., 6.00%
                  notes, due 3/15/12 ........................         56,495,200

Retail - Major Department Stores - 0.4%
  31,000,000    Sears Roebuck Acceptance Corp., 7.00%
                  notes, due 6/1/32 .........................         31,659,835

Telephone - Integrated - 1.6%
 190,000,000    Level 3 Communications, Inc., 9.125%
                  senior notes, due 5/1/08 ..................        153,900,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $460,411,529) ...................        367,637,535
--------------------------------------------------------------------------------
U.S. Treasury Note - 0.5%
  46,685,000    U.S. Treasury Note, 1.875%
                  due 9/30/04
                  (cost $46,769,191) ........................         47,078,928
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.5%
                Comerica, Inc.
 135,000,000      1.26%, 5/7/03 .............................        134,971,650
                Wells Fargo & Co.
 100,000,000      1.24%, 5/8/03 .............................         99,975,889
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (amortized cost $234,947,539)       234,947,539
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 0.5%
                Federal Home Loan Bank
  50,000,000      1.15%, 6/16/03
                  (amortized cost $49,926,528) ..............         49,926,528
--------------------------------------------------------------------------------
Time Deposits - 13.1%
                Society Generale, New York
 468,800,000      1.25%, 5/1/03 .............................        468,800,000
                Southtrust Bank
 400,000,000      1.25%, 5/1/03 .............................        400,000,000
                SunTrust Bank
 382,700,000      1.27%, 5/1/03 .............................        382,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,251,500,000) ...................      1,251,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $9,468,975,876) - 100.1% ......      9,547,122,054
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1)%      (5,147,739)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 9,541,974,315
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

                                            Janus Twenty Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS TWENTY FUND

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                            2.9%          $   271,752,308
United Kingdom                                     1.9%              183,622,502
United States++                                   95.2%            9,091,747,244
--------------------------------------------------------------------------------
Total                                            100.0%          $ 9,547,122,054

++Includes Short-Term Securities (79.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/17/03         10,000,000    $    15,812,371    $      (312,371)
Euro 9/26/03                   24,445,000         27,140,424         (1,180,201)
--------------------------------------------------------------------------------
Total                                        $    42,952,795    $    (1,492,572)

See Notes to Schedule of Investments and Financial Statements.

4  Janus Twenty Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  9,468,976

Investments at value                                                $  9,547,122
  Cash                                                                     1,841
  Receivables:
    Investments sold                                                          45
    Fund shares sold                                                       4,176
    Dividends                                                                473
    Interest                                                              11,447
  Other assetst                                                               75
--------------------------------------------------------------------------------
Total Assets                                                           9,565,179
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Fund shares repurchased                                               14,894
    Advisory fees                                                          5,014
    Transfer agent fees and expenses                                       1,338
    Accrued expenses                                                         466
    Forward currency contracts                                             1,493
--------------------------------------------------------------------------------
Total Liabilities                                                         23,205
--------------------------------------------------------------------------------
Net Assets                                                          $  9,541,974
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          312,622
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      30.52
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                            Janus Twenty Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     28,244
  Dividends                                                               40,940
  Foreign tax withheld                                                     (793)
--------------------------------------------------------------------------------
Total Investment Income                                                   68,391
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           30,593
  Transfer agent fees and expenses                                         9,177
  Postage and mailing expenses                                               135
  Custodian fees                                                              41
  Printing expenses                                                          159
  Audit fees                                                                   4
  Trustees' fees and expenses                                                 38
  Other expenses                                                              39
--------------------------------------------------------------------------------
Total Expenses                                                            40,186
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (104)
--------------------------------------------------------------------------------
Net Expenses                                                              40,082
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              28,309
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (404,575)
  Net realized gain/(loss) from foreign currency transactions            (7,664)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     447,656
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    35,417
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $     63,726
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Twenty Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                     $     28,309     $     70,025
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (412,239)        (137,259)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    447,656      (1,946,569)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          63,726      (2,013,803)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (70,146)        (131,262)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (70,146)        (131,262)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           365,147          970,322
  Reinvested dividends and distributions                                 68,636          128,042
  Shares repurchased                                                  (992,632)      (3,224,509)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (558,849)      (2,126,145)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (565,269)      (4,271,210)
Net Assets:
  Beginning of period                                                10,107,243       14,378,453
------------------------------------------------------------------------------------------------
  End of period                                                    $  9,541,974     $ 10,107,243
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $ 13,999,417     $ 14,558,266
  Accumulated net investment income/(loss)*                              23,245           65,082
  Accumulated net realized gain/(loss) from investments*            (4,557,342)      (4,145,103)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        76,654        (371,002)
------------------------------------------------------------------------------------------------
                                                                   $  9,541,974     $ 10,107,243
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            12,342           28,005
  Reinvested distributions                                                2,336            3,353
------------------------------------------------------------------------------------------------
Total                                                                    14,678           31,358
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (33,748)         (95,696)
Net Increase/(Decrease) in Fund Shares                                 (19,070)         (64,338)
Shares Outstanding, Beginning of Period                                 331,692          396,030
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       312,622          331,692
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $  1,390,108     $  4,927,132
  Proceeds from sales of securities                                   1,601,092        6,166,157
  Purchases of long-term U.S. government obligations                         --           67,090
  Proceeds from sales of long-term U.S. government obligations               --           20,623

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                            Janus Twenty Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each fiscal
year ended October 31                             2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     30.47    $     36.31    $     71.07    $     69.72    $     42.98    $     35.16
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .09            .21            .32             --            .21            .12
  Net gains/(losses) on securities
    (both realized and unrealized)                 .17         (5.71)        (33.33)           5.62          26.97          12.26
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .26         (5.50)        (33.01)           5.62          27.18          12.38
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.21)          (.34)             --          (.19)          (.14)          (.10)
  Distributions (from capital gains)*               --             --         (1.75)         (4.08)          (.30)         (4.46)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.21)          (.34)         (1.75)         (4.27)          (.44)         (4.56)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     30.52    $     30.47    $     36.31    $     71.07    $     69.72    $     42.98
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.90%       (15.35)%       (47.43)%          7.40%         63.51%         40.58%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 9,541,974    $10,107,243    $14,378,453    $31,008,266    $28,793,112    $11,254,870
Average Net Assets for the Period
  (in thousands)                           $ 9,501,116    $12,572,984    $20,320,750    $34,528,876    $22,206,982    $ 8,025,121
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.85%          0.84%          0.84%          0.86%          0.88%          0.91%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.85%          0.83%          0.84%          0.85%          0.87%          0.90%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                       0.60%          0.56%          0.63%         (0.13)%         0.40%          0.39%
Portfolio Turnover Rate***                         34%            53%            50%            27%            40%            54%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Twenty Fund  April 30, 2003

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--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR  American Depository Receipt

 * Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

                                            Janus Twenty Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Twenty Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

10  Janus Twenty Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                           Janus Twenty Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
           $13,600                      $10,203                 $1,129,591
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the period ended April 30, 2003, the Fund recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

                                              Purchases             Sales           Dividend      Market Value
                                             Shares/Cost         Shares/Cost         Income        at 4/30/03
--------------------------------------------------------------------------------------------------------------
Janus Money Market Fund                   $    679,000,000    $    679,000,000    $     22,680            --
--------------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund    $  1,511,000,000    $  1,836,000,000    $    451,405            --
--------------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund        $     50,000,000    $     50,000,000    $      1,740            --
--------------------------------------------------------------------------------------------------------------

12  Janus Twenty Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
$(4,125,398,706)    $9,485,358,196    $836,894,234    $(775,130,376)     $61,763,858
-------------------------------------------------------------------------------------

                                           Janus Twenty Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Twenty Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                           Janus Twenty Fund  April 30, 2003  15

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--------------------------------------------------------------------------------

NOTES

16  Janus Twenty Fund  April 30, 2003

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Notes

                                           Janus Twenty Fund  April 30, 2003  17

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--------------------------------------------------------------------------------

Notes

18  Janus Twenty Fund  April 30, 2003

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Notes

                                           Janus Twenty Fund  April 30, 2003  19

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Notes

20  Janus Twenty Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                           Janus Twenty Fund  April 30, 2003  21

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      TW43-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS VENTURE FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Explanations of Charts, Tables and Financial Statements ........    15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND (CLOSED TO NEW INVESTORS)

--------------------------------------------------------------------------------

[PHOTO]
Will Bales
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Venture Fund gained 5.95% while its benchmark, the Russell 2000 Index, rose 7.55%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 243rd out of 428 Small-Cap Growth Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was network systems developer Tier Technologies, whose share value dropped 65.35%, resulting in a detraction of 1.19% from the Fund's total performance. Specialty pharmacy services provider Accredo Health also fell short of our expectations, losing 52.16% and detracting 1.06% from the Fund's performance. Another disappointment was banking technology product maker Intercept, which fell 54.33% and detracted 0.82% from the Fund's performance. Per diem nursing help provider Medical Staffing, which declined 43.85%, and property and casualty insurance concern PMA Capital, which lost 47.26%, detracted 0.64% and 0.61%, respectively, from performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Biosite, which provides medical diagnostics and testing services, gained 47.82% in share value during the period and contributed a 1.34% gain to the Fund's performance. HR and business management software maker Exult was also a top performer, soaring 152.28% and contributing 1.19% to the Fund's performance. Another strong holding was athletic supply retailer Dick's Sporting Goods, which rose 83.72% and contributed a 0.87% gain to the Fund's results. Secure financial transaction provider Euronet Worldwide, which gained 81.86%, and circuit board maker TTM Technologies, which climbed 155.74%, contributed 0.80% and 0.77%, respectively, to performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Compared to the index, the Fund was overweighted in the consumer discretionary sector, and our select holdings in this group - which comprises a significant portion of the entire portfolio - contributed to the Fund's advancement. Also gaining ground was the industrials sector, and our overweighting as well as our select holdings worked well for us. In addition, our stock picks in the financial services industry, an area to which we had less exposure than the index, helped the Fund. However, our significant underweighting in information technology stocks worked against us, as this group advanced during the period. Meanwhile, although healthcare advanced as a group, our significant overweighting compared to the benchmark and select holdings in the healthcare sector fared poorly and detracted from performance as well.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

In our search for small-company growth opportunities, we will strive to look right through geopolitical events such as war to focus on each company's fundamentals. We remain committed to bottom-up stock picking in our effort to offer solid, long-term performance for our shareholders.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                           Janus Venture Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Venture Fund $73,871
Russell 2000(R) Index $47,421
Russell 2000 Growth Index $28,539

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund, the Russell 2000 Index and the Russell 2000 Growth Index. Janus Venture Fund is represented by a shaded area of blue. The Russell 2000 Index is represented by a solid black line. The Russell 2000 Growth Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($73,871) as compared to the Russell 2000 Index ($47,421) and the Russell 2000 Growth Index ($28,539).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          4/30/85*
--------------------------------------------------------------------------------
Janus Venture Fund       (23.67)%       (0.56)%       6.28%         11.75%
--------------------------------------------------------------------------------
Russell 2000(R)Index     (20.76)%       (2.47)%       7.48%         9.03%
--------------------------------------------------------------------------------
Russell 2000
Growth Index             (23.50)%      (7.84)%        3.67%         6.00%

FUND STRATEGY
--------------------------------------------------------------------------------
To take advantage of potentially higher growth rates, this aggressive, diversified fund normally invests at least 50% of its assets in smaller-sized companies believed to have highly competitive franchises or attractively priced potential for capital appreciation.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 2.5%
Common Stock -- Foreign -- 7.7%
Common Stock -- Domestic -- 89.8%

Number of Stocks: 137
Top 10 Equities: 18.1%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Biosite, Inc.                                          2.7%                 3.6%
Corporate Executive Board Co.                          2.0%                 2.3%
Pacer International, Inc.                              2.0%                 1.8%
Fairmont Hotels & Resorts, Inc.                        1.8%                 1.7%
Euronet Worldwide, Inc.                                1.8%                 0.9%
Alkermes, Inc.                                         1.6%                  --
Information Holdings, Inc.                             1.6%                 0.2%
Centene Corp.                                          1.6%                 2.1%
Cumulus Media, Inc. - Class A                          1.5%                 2.2%
Polaris Industries, Inc.                               1.5%                 0.9%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Venture Fund        o Russell 2000(R) Index

[BAR CHART OMITTED]

                                               Janus Venture     Russell 2000(R)
                                                    Fund              Index

Human Resources                                     3.8%               0.6%
Consulting Services                                 3.8%               0.9%
Radio                                               3.6%               0.4%
Hotels and Motels                                   3.6%               0.3%
Transportation -- Truck                             3.3%               1.1%
Transportation -- Services                          3.0%               0.1%
Diagnostic Kits                                     2.7%               0.4%
Retail -- Apparel and Shoe                          2.6%               1.9%
Retail -- Sporting Goods                            2.4%               0.1%
Commercial Services -- Finance                      2.3%               0.6%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Venture Fund 61st out of 225 and 26th out of 46 Small-Cap Growth Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment in dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index with an average market capitalization of approximately $424 million as of April 30, 2003. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 97.5%
Advertising Sales - 1.2%
     332,555    Lamar Advertising Co.* ......................    $    11,945,376
Advertising Services - 1.2%
     377,520    Getty Images, Inc.* .........................         12,779,052
Airlines - 0.7%
     621,816    WestJet Airlines, Ltd.*,** ..................          7,151,794
Apparel Manufacturers - 1.5%
     775,929    Gymboree Corp.* .............................         12,965,774
      69,943    Quiksilver, Inc.* ...........................          2,280,142

                                                                      15,245,916
Broadcast Services and Programming - 1.2%
   1,071,570    Gray Television, Inc. .......................         11,840,849

Building - Mobile Home and Manufactured Housing - 0.8%
     226,215    Winnebago Industries, Inc. ..................          8,374,479

Casino Services - 0.2%
      84,378    Shuffle Master, Inc.* .......................          1,932,256

Chemicals - Specialty - 1.1%
     123,624    Cabot Microelectronics Corp.* ...............          5,343,029
     119,805    Minerals Technologies, Inc. .................          5,301,371

                                                                      10,644,400
Circuit Boards - 0.9%
   1,983,015    TTM Technologies, Inc.* .....................          9,340,001

Collectibles - 0.9%
     607,030    RC2 Corp.* ..................................          9,639,636

Commercial Banks - 0.3%
     120,840    UCBH Holdings, Inc. .........................          3,074,170

Commercial Services - 0.2%
      51,635    Arbitron, Inc.* .............................          1,758,688

Commercial Services - Finance - 2.3%
   2,115,503    Euronet Worldwide, Inc.*,# ..................         18,616,426
     810,005    PRG-Schultz International, Inc.* ............          5,167,832

                                                                      23,784,258
Computer Services - 2.1%
      79,555    CACI International, Inc.* ...................          2,778,856
     205,314    Cognizant Technology Solutions Corp.* .......          3,687,439
     281,150    Fidelity National Information Solutions, Inc.*         4,934,183
   1,484,780    Tier Technologies, Inc. - Class B*,# ........          9,799,548

                                                                      21,200,026
Computers - Integrated Systems - 0.3%
      61,642    Kronos, Inc.* ...............................          2,812,108

Computers - Memory Devices - 0.4%
     520,330    Dot Hill Systems Corp.* .....................          3,486,211
      34,829    SanDisk Corp.* ..............................            842,862

                                                                       4,329,073
Computers - Voice Recognition - 1.2%
     944,968    TALX Corp.# .................................         12,019,993

Consulting Services - 3.8%
     260,435    Advisory Board Co.* .........................          9,537,130
     494,838    Corporate Executive Board Co.* ..............         20,283,410
     184,291    FTI Consulting, Inc.* .......................          8,339,168

                                                                      38,159,708
Consumer Products - Miscellaneous - 0.7%
     242,785    Jarden Corp.* ...............................          7,162,157

Data Processing and Management - 0.3%
     146,131    Documentum, Inc.* ...........................    $     2,687,349

Diagnostic Kits - 2.7%
     649,988    Biosite, Inc.*,# ............................         27,741,488

Diversified Operations - 0.5%
      94,520    Matthews International Corp. ................          2,226,891
      78,820    Roper Industries, Inc. ......................          2,411,104

                                                                       4,637,995
Drug Delivery Systems - 1.6%
   1,663,275    Alkermes, Inc.* .............................         16,599,484

E-Commerce/Products - 0.1%
     390,195    GSI Commerce, Inc.* .........................          1,139,369

Educational Software - 0.7%
   2,014,366    Skillsoft PLC (ADR)* ........................          7,473,298

Electric Products - Miscellaneous - 0.1%
      40,000    AMETEK, Inc. ................................          1,508,000

Electronic Components - Semiconductors - 0.9%
   1,113,965    ChipPAC, Inc. - Class A* ....................          6,015,411
      93,170    Intersil Corp. - Class A* ...................          1,723,645
     100,430    Rambus, Inc.* ...............................          1,436,149

                                                                       9,175,205
Electronic Measuring Instruments - 0.3%
      51,369    FLIR Systems, Inc.* .........................          2,675,298

Enterprise Software/Services - 1.3%
     796,740    Legato Systems, Inc.* .......................          4,716,701
     530,120    ManTech International Corp. - Class A* ......          8,269,872

                                                                      12,986,573
Entertainment Software - 0.3%
     149,213    Take-Two Interactive Software, Inc.* ........          3,357,293

Fiduciary Banks - 1.1%
     532,690    Investors Financial Services Corp. ..........         11,617,969

Finance - Investment Bankers/Brokers - 0.4%
     741,515    E*TRADE Group, Inc.* ........................          4,078,332

Finance - Other Services - 1.2%
     222,785    Chicago Mercantile Exchange Holdings, Inc. ..         12,596,264

Financial Guarantee Insurance - 0.2%
      43,145    Triad Guaranty, Inc.* .......................          1,718,897

Food - Wholesale/Distribution - 0.2%
      82,677    United Natural Foods, Inc.* .................          2,413,342

Hazardous Waste Disposal - 0.4%
     116,623    Stericycle, Inc.* ...........................          4,582,118

Home Furnishings - 0.7%
     292,870    Furniture Brands International, Inc.* .......          6,955,662

Hotels and Motels - 3.6%
     816,800    Fairmont Hotels & Resorts, Inc.** ...........         18,788,791
     391,045    Four Seasons Hotels, Inc.** .................         11,797,828
     569,445    Orient-Express Hotel, Ltd. - Class A* .......          6,411,951

                                                                      36,998,570
Human Resources - 3.8%
     578,790    Cross Country, Inc.* ........................          6,557,691
   1,486,329    Exult, Inc.* ................................         10,686,706
     418,525    Labor Ready, Inc.* ..........................          2,699,486
   1,202,085    Medical Staffing Network Holdings, Inc.* ....          9,003,617
     465,395    Resources Connection, Inc.* .................         10,145,611

                                                                      39,093,111

See Notes to Schedule of Investments and Financial Statements.

                                           Janus Venture Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS VENTURE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Industrial Gases - 0.3%
     162,780    Airgas, Inc.* ...............................    $     3,293,039

Instruments - Controls - 0.9%
     268,875    Mettler-Toledo International, Inc.* .........          9,545,062

Instruments - Scientific - 0.1%
      33,536    Varian, Inc.* ...............................          1,060,073

Internet Infrastructure Equipment - 0.3%
     113,789    Avocent Corp.* ..............................          3,370,430

Internet Security - 0%
      38,112    Internet Security Systems, Inc.* ............            500,029

Lasers - Systems and Components - 0.7%
     257,835    Cymer, Inc.* ................................          7,361,189

Leisure and Recreation Products - 1.4%
     556,945    Multimedia Games, Inc.* .....................         14,029,445

Machine Tools and Related Products - 1.3%
     412,770    Kennametal, Inc. ............................         12,998,127

Machinery - Pumps - 0.9%
     577,550    Flowserve Corp.* ............................          8,917,372

Medical - Biomedical and Genetic - 0.7%
      76,577    Bio-Rad laboratories, Inc. - Class A* .......          3,579,975
      95,220    Martek Biosciences Corp.* ...................          3,240,337

                                                                       6,820,312
Medical - Drugs - 2.3%
   1,224,690    Ligand Pharmaceuticals, Inc. - Class B* .....         10,899,741
     433,754    Priority Healthcare Corp. - Class B* ........          9,889,591
     113,330    Sepracor, Inc.* .............................          2,170,269

                                                                      22,959,601
Medical - Generic Drugs - 1.4%
     255,025    Eon Labs, Inc.* .............................          7,813,966
     144,870    Taro Pharmaceutical Industries, Ltd.* .......          6,629,251

                                                                      14,443,217
Medical - HMO - 1.6%
     498,145    Centene Corp.*,# ............................         15,958,075

Medical - Hospitals - 2.3%
   1,067,442    Province Healthcare Co.* ....................         10,674,420
     692,840    United Surgical Partners International, Inc.*         12,838,325

                                                                      23,512,745
Medical Information Systems - 0.6%
     285,895    Cerner Corp.* ...............................          5,712,182
      27,426    NDCHealth Corp. .............................            527,951

                                                                       6,240,133
Medical Instruments - 0.2%
      51,777    SurModics, Inc.* ............................          1,881,576

Medical Labs and Testing Services - 1.4%
     390,387    Covance, Inc.* ..............................          6,921,562
     394,450    LabOne, Inc.* ...............................          7,435,382

                                                                      14,356,944
Medical Products - 1.5%
      74,841    INAMED Corp.* ...............................          2,790,821
     141,080    Mentor Corp. ................................          2,611,391
     527,405    Wright Medical Group, Inc.* .................         10,010,147

                                                                      15,412,359
Non-Hazardous Waste Disposal - 0.2%
      55,169    Waste Connections, Inc.* ....................    $     1,855,885

Pharmacy Services - 1.1%
     765,680    Accredo Health, Inc.* .......................         11,309,094

Property and Casualty Insurance - 1.1%
     243,052    W. R. Berkley Corp. .........................         11,287,335

Publishing - Books - 1.6%
     921,835    Information Holdings, Inc.* .................         16,039,929

Radio - 3.6%
     923,310    Cumulus Media, Inc. - Class A* ..............         15,917,864
     781,800    Radio One, Inc. - Class A* ..................         12,141,354
     598,385    Radio One, Inc. - Class D* ..................          9,155,290

                                                                      37,214,508
Recreational Vehicles - 1.7%
     297,370    Polaris Industries, Inc. ....................         15,721,952
      46,870    Thor Industries, Inc. .......................          1,498,903

                                                                      17,220,855
Resorts and Theme Parks - 0.4%
     750,585    Six Flags, Inc.* ............................          4,413,440

Respiratory Products - 0.7%
      86,047    ResMed, Inc.* ...............................          3,156,204
     103,946    Respironics, Inc.* ..........................          3,993,605

                                                                       7,149,809
Retail - Apparel and Shoe - 2.6%
     751,655    Aeropostale, Inc.* ..........................         13,529,790
     539,047    Hot Topic, Inc.* ............................         13,179,699

                                                                      26,709,489
Retail - Arts and Crafts - 0.7%
     423,135    A.C. Moore Arts & Crafts, Inc.* .............          7,290,616

Retail - Bedding - 1.0%
     498,846    Linens `n Things, Inc.* .....................         10,570,547

Retail - Computer Equipment - 0.6%
     815,055    Insight Enterprises, Inc.* ..................          6,145,515

Retail - Discount - 0.9%
     296,770    Fred's, Inc. ................................          9,630,187

Retail - Home Furnishings - 0.2%
      71,204    Cost Plus, Inc.* ............................          2,188,099

Retail - Music Store - 1.1%
     484,740    Guitar Center, Inc.* ........................         11,226,578

Retail - Office Supplies - 1.0%
     542,902    School Specialty, Inc.* .....................         10,081,690

Retail - Restaurants - 0.3%
      19,476    P.F. Chang's China Bistro, Inc.* ............            816,044
      62,039    Panera Bread Co. - Class A* .................          2,111,187

                                                                       2,927,231
Retail - Sporting Goods - 2.4%
     398,885    Dick's Sporting Goods, Inc.* ................         12,018,405
     516,010    Gart Sports Co.* ............................         12,090,114

                                                                      24,108,519
Retail - Video Rental - 0.9%
     504,695    Movie Gallery, Inc.* ........................          9,332,315

See Notes to Schedule of Investments and Financial Statements.

4  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Schools - 1.6%
      95,105    Career Education Corp.* .....................    $     5,718,664
     122,120    Corinthian Colleges, Inc. ...................          5,591,875
     102,701    ITT Educational Services, Inc.* .............          3,029,679
      34,612    Strayer Education, Inc. .....................          2,251,164

                                                                      16,591,382
Security Services - 1.4%
     629,690    Kroll, Inc.* ................................         14,042,087

Semiconductor Components/Integrated Circuits - 1.2%
     114,929    Exar Corp.* .................................          1,695,203
     459,090    Marvell Technology Group, Ltd.* .............         10,595,338

                                                                      12,290,541
Semiconductor Equipment - 1.3%
     207,645    Asyst Technologies, Inc.* ...................            990,467
     203,580    DuPont Photomasks, Inc.* ....................          3,784,552
     555,910    Rudolph Technologies, Inc.* .................          8,399,800

                                                                      13,174,819
Telecommunication Equipment - 0.7%
   1,932,415    Arris Group, Inc.* ..........................          7,538,351

Television - 1.1%
     483,125    LIN TV Corp. - Class A* .....................         11,551,519

Therapeutics - 1.0%
     416,330    Connetics Corp.* ............................          7,031,814
      71,461    Neurocrine Biosciences, Inc.* ...............          3,233,610

                                                                      10,265,424
Transportation - Air Freight - 1.0%
     343,785    CNF, Inc. ...................................         10,430,437

Transportation - Marine - 0.5%
     288,155    Overseas Shipholding Group, Inc. ............          5,420,196

Transportation - Services - 3.0%
   1,263,580    Pacer International, Inc.* ..................         20,090,922
     343,665    UTi Worldwide, Inc. .........................         10,344,316

                                                                      30,435,238
Transportation - Truck - 3.3%
     352,271    Heartland Express, Inc.* ....................          8,102,233
     189,930    J.B. Hunt Transport Services, Inc.* .........          6,562,081
      37,190    Landstar System, Inc.* ......................          2,310,615
     387,080    Swift Transportation Company, Inc.* .........          7,013,890
     347,700    Yellow Corp.* ...............................          9,283,590

                                                                      33,272,409
Wireless Equipment - 0%
      95,200    RF Micro Devices, Inc.* .....................            452,200
--------------------------------------------------------------------------------
Total Common Stock (cost $932,482,931) ......................        998,055,529
--------------------------------------------------------------------------------
Preferred Stock - 0%
Networking Products - 0%
     665,000    Candescent Technologies Corp. - Series E*,(BETA)
                  (cost $3,657,500) .........................              6,650
--------------------------------------------------------------------------------
Warrants - 0%
Distribution and Wholesale - 0%
      33,950    Timco Aviation Services, Inc.
                  - expires 2/27/07*,+ (cost $33) ...........                  0
--------------------------------------------------------------------------------
Repurchase Agreement - 1.6%
$ 16,500,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $16,500,605
                  collateralized by $1,286,375
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $25,049,354 in U.S. Government
                  Agencies, 0%-7.50%, 2/15/05-4/1/32
                  $982,071 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $1,070,022,
                  $14,576,444 and $1,183,551
                  (cost $16,500,000) ........................    $    16,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $952,640,464) - 99.1% .........      1,014,562,179
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0.9%          9,295,427
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,023,857,606
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.7%          $    17,007,289
Canada                                             3.7%               37,738,413
Ireland                                            0.7%                7,473,298
Israel                                             0.7%                6,629,251
United Kingdom                                     1.0%               10,344,316
United States++                                   92.2%              935,369,612
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,014,562,179

++Includes Short-Term Securities (90.6% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 7/31/03         8,700,000    $     6,032,088    $      (376,494)
--------------------------------------------------------------------------------
Total                                        $     6,032,088    $      (376,494)

See Notes to Schedule of Investments and Financial Statements.

                                           Janus Venture Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $    952,640

Investments at value                                                $  1,014,562
  Cash                                                                     2,379
  Receivables:
    Investments sold                                                      23,028
    Fund shares sold                                                         112
    Dividends                                                                142
    Interest                                                                   1
  Other assets                                                                19
--------------------------------------------------------------------------------
Total Assets                                                           1,040,243
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 13,702
    Fund shares repurchased                                                  947
    Advisory fees                                                            546
    Transfer agent fees and expenses                                         535
  Accrued expenses                                                           279
  Forward currency contracts                                                 376
--------------------------------------------------------------------------------
Total Liabilities                                                         16,385
--------------------------------------------------------------------------------
Net Assets                                                          $  1,023,858
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           30,590
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      33.47
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $         20
  Dividends                                                                  888
  Foreign tax withheld                                                      (31)
--------------------------------------------------------------------------------
Total Investment Income                                                      877
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            2,391
  Transfer agent fees and expenses                                           762
  Postage and mailing expenses                                                41
  Custodian fees                                                              35
  Printing expenses                                                           68
  Audit fees                                                                  14
  Trustees' fees and expenses                                                  7
  Other expenses                                                               2
--------------------------------------------------------------------------------
Total Expenses                                                             3,320
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (25)
--------------------------------------------------------------------------------
Net Expenses                                                               3,295
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (2,418)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (44,389)
  Net realized gain/(loss) from foreign currency transactions               (97)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     100,514
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    56,028
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $     53,610
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                           Janus Venture Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $    (2,418)     $    (7,260)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (44,486)         (22,942)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    100,514         (96,155)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          53,610        (126,357)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            10,075           38,437
  Shares issued in connection with Acquisition*                         273,865              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                   (70,015)        (165,035)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 213,925        (126,598)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   267,535        (252,955)
Net Assets:
  Beginning of period                                                   756,323        1,009,278
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,023,858     $    756,323
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  1,289,820     $  1,102,968
  Accumulated net investment income/(loss)*                             (2,418)               --
  Accumulated net realized gain/(loss) from investments*              (325,089)        (280,603)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        61,545         (66,042)
------------------------------------------------------------------------------------------------
                                                                   $  1,023,858     $    756,323
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                               323              964
  Shares issued in connection with Acquisition*                           8,546              N/A
  Reinvested distributions                                                   --               --
------------------------------------------------------------------------------------------------
Total                                                                     8,869              964
------------------------------------------------------------------------------------------------
  Shares repurchased                                                    (2,219)          (4,310)
Net Increase/(Decrease) in Fund Shares                                    6,650          (3,346)
Shares Outstanding, Beginning of Period                                  23,940           27,286
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        30,590           23,940
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    233,309     $    931,401
  Proceeds from sales of securities                                     312,696        1,050,472
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each fiscal
year ended October 31                             2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     31.59    $     36.99    $     82.39    $     89.71    $     49.81    $     58.84
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.08)             --             --             --             --          (.09)
  Net gains/(losses) on securities
    (both realized and unrealized)                1.96         (5.40)        (29.02)           6.94          44.31            .43
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  1.88         (5.40)        (29.02)           6.94          44.31            .34
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --             --             --             --          (.07)
  Distributions (from capital gains)*               --             --        (16.38)        (14.26)         (4.41)         (9.30)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --        (16.38)        (14.26)         (4.41)         (9.37)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     33.47    $     31.59    $     36.99    $     82.39    $     89.71    $     49.81
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   5.95%       (14.60)%       (40.67)%          3.79%         94.42%          1.07%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 1,023,858    $   756,323    $ 1,009,278    $ 1,922,649    $ 1,860,355    $ 1,035,868
Average Net Assets for the Period
  (in thousands)                           $   741,659    $   992,760    $ 1,312,759    $ 2,504,381    $ 1,350,642    $ 1,174,220
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.90%          0.88%          0.87%          0.87%          0.93%          0.94%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.90%          0.87%          0.86%          0.86%          0.92%          0.93%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***              (0.66)%        (0.73)%        (0.36)%        (0.35)%        (0.55)%        (0.29)%
Portfolio Turnover Rate***                         62%            90%            70%            87%           104%            90%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                           Janus Venture Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR  American Depository Receipt

 * Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
(beta) Security is illiquid.

+ Security may be deemed to be restricted for resale.

                                                                                             Value as
                                                  Acquisition   Acquisition                    % of
                                                     Date          Cost          Value      Net Assets
------------------------------------------------------------------------------------------------------
Timco Aviation Services, Inc. - expires 2/27/07     2/13/03        $33            $0           0.00%
------------------------------------------------------------------------------------------------------

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2003.

                                            Purchases                    Sales                 Realized     Dividend    Market Value
                                       Shares        Cost          Shares        Cost         Gain/(Loss)     Income     at 4/30/03
------------------------------------------------------------------------------------------------------------------------------------
Biosite, Inc.                          40,000    $ 1,399,540       371,070    $10,412,394    $  2,560,558          --    $27,741,488
Centene Corp.                              --             --        70,550      1,746,113         307,005          --     15,958,075
Euronet Worldwide, Inc.               677,808      5,226,145            --             --              --          --     18,616,426
MIM Corp.                                  --             --     1,289,260     19,764,171     (12,774,732)         --             --
TALX Corp.                                 --             --            --             --              --    $ 66,148     12,019,993
Tier Technologies, Inc. - Class B     853,560      8,292,392            --             --              --          --      9,799,548
------------------------------------------------------------------------------------------------------------------------------------
                                                 $14,918,077                  $31,922,678    $ (9,907,169)   $ 66,148    $84,135,530
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Venture Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                                          Janus Venture Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
              --                           --                    $115,588
--------------------------------------------------------------------------------

                                          Janus Venture Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
 $(278,279,615)      $960,902,245     $181,749,239    $(128,089,305)     $53,659,934
-------------------------------------------------------------------------------------

4.   FUND ACQUISITION

On April 21, 2003, Janus Venture Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Small Company Growth Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                Acquired       Net Assets
                                                             Acquiring Fund   Acquired Fund  Fund Unrealized      After
Acquiring Fund          Acquired Fund                          Net Assets      Net Assets         AP/DP       Reorganization
----------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund      Berger Small Company Growth Fund      $710,726,618    $273,865,379     $27,072,956     $984,591,997
----------------------------------------------------------------------------------------------------------------------------

14  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                          Janus Venture Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Venture Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Venture Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Venture Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                          Janus Venture Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      VE45-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS GLOBAL LIFE SCIENCES FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     4

     Statement of Operations ........................................     5

     Statement of Changes in Net Assets .............................     6

     Financial Highlights ...........................................     7

     Notes to Schedule of Investments ...............................     8

     Notes to Financial Statements ..................................     9

     Explanation of Charts, Tables and Financial Statements .........    13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

--------------------------------------------------------------------------------

[PHOTO]
Thomas Malley
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Global Life Sciences Fund gained 0.31% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking it 155th out of 182 Health/Biotechnology Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World Index returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Hospital operators HCA and Tenet Healthcare were among the Fund's biggest disappointments, detracting 0.84% and 0.47%, respectively, from the Fund's total relative performance. HCA's stock fell 26.11% while Tenet declined 28.16%. Also declining were drug wholesaler AmeriSource Bergen, which fell by 21.87% and detracted 0.57% from the Fund's total relative performance, and generic drugmaker Andrx, which fell by 48.93% and detracted 0.57% from the Fund's total relative performance. Bayer AG, a drugmaker based in Germany, declined by 38.98% and detracted 0.43% from the Fund's total relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Supporting our results were Guidant, a maker of medical devices treating cardiac and vascular diseases, and Sepracor, which makes improved versions of drugs already on the market, by contributing 0.82% and 0.69%, respectively, to the Fund's total relative performance. Guidant's stock rose 31.86% while Sepracor gained 105.27% during the period. Other gainers included biotechnology companies Amgen, which rose 31.66% and contributed 0.69% to the Fund's total relative performance, and Medimmune, which rose 40.73% and contributed 0.58% to total relative performance. Drugmaker Wyeth also gained 31.60%, adding 0.54% to total relative performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

We tried to remain "currency neutral" by hedging a portion of the Fund, which held back performance relative to the unhedged benchmark index.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Relative to its benchmark index, the Fund's significant overweighting and select stocks in the healthcare sector hurt performance as did its lack of exposure to information technology names, which gained during the period. Meanwhile, our underweighted position in consumer staples companies and lack of exposure to the telecommunications services industry supported our results. Both sectors declined in the six months.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The Fund's overweight position in Japan relative to the U.S.-based benchmark negatively impacted our performance as this stock group was punished during the period. Our underweight position in holdings from the United States also worked against us though stocks from this geography generally gained. On the positive side, our overweight positions in companies from Israel and Canada, two geographies not represented in the S&P 500(R) Index, contributed to the Fund's relative performance.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

We continue to try to manage volatility in the Fund through our fundamental research. We are constantly investigating new ideas worldwide, looking for good management teams running solid businesses and seeking a balance of investments across the life sciences sector.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                              Janus Global Life Sciences Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund $12,880
S&P 500(R) Index $7,918

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($12,880) as compared to the S&P 500 Index ($7,918).

                             ONE                          SINCE
                             YEAR                         12/31/98*
--------------------------------------------------------------------------------
Janus Global Life
Sciences Fund                (18.85)%                     6.02%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%                     (5.25)%

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses on foreign and US companies believed to have a life sciences orientation, which normally includes the healthcare, pharmaceuticals, agriculture, cosmetic/ personal care, and biotechnology industries.

FUND PROFILE - (% OF NET ASSETS)

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 0.8%
Common Stock -- Foreign -- 25.8%
Common Stock -- Domestic -- 73.4%

Number of Stocks: 58
Top 10 Equities: 31.6%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Amgen, Inc.                                            5.2%                 1.0%
Medtronic, Inc.                                        3.1%                 3.0%
Guidant Corp.                                          3.0%                 1.4%
Pfizer, Inc.                                           3.0%                 2.1%
Johnson & Johnson                                      3.0%                  --
Anthem, Inc.                                           2.9%                 2.9%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                           2.9%                 2.8%
Wyeth                                                  2.9%                 1.5%
Biomet, Inc.                                           2.8%                 2.9%
Alcon, Inc. (New York Shares)                          2.8%                 2.7%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Global Life Sciences Fund     o S&P 500(R) Index

[BAR CHART OMITTED]

                                             Janus Global Life      S&P 500(R)
                                               Sciences Fund          Index

Medical -- Drugs                                   39.3%               8.1%
Medical -- Biomedical and Genetic                  11.7%               1.2%
Medical Products                                   11.0%               2.6%
Medical Instruments                                 9.8%               1.1%
Medical -- HMO                                      9.7%               0.7%
Medical -- Hospitals                                4.9%               0.3%
Therapeutics                                        4.0%               0.0%
Medical -- Generic Drugs                            3.1%               0.0%
Optical Supplies                                    2.8%               0.0%
Instruments -- Scientific                           1.1%               0.1%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

*The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL LIFE SCIENCES FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 99.2%
Instruments - Scientific - 1.1%
     756,610    Applera Corp. - Applied Biosystems Group ....    $    13,263,373

Life and Health Insurance - 1.0%
     249,930    CIGNA Corp. .................................         13,071,339

Medical - Biomedical and Genetic - 11.7%
     168,560    Affymetrix, Inc.* ...........................          3,126,788
   1,074,595    Amgen, Inc.* ................................         65,883,419
     308,100    Chiron Corp.* ...............................         12,579,723
     330,145    Genentech, Inc.* ............................         12,542,209
     262,080    Genzyme Corp.* ..............................         10,556,582
     849,360    Human Genome Sciences, Inc.* ................          9,929,018
   1,027,810    IDEC Pharmaceuticals Corp.* .................         33,660,778

                                                                     148,278,517
Medical - Drugs - 39.3%
     443,781    Altana A.G.** ...............................         21,890,886
     322,235    AstraZeneca PLC** ...........................         12,643,634
     322,753    Aventis S.A.** ..............................         16,392,662
     631,300    Biovail Corp. (New York Shares)* ............         22,821,495
   1,369,720    Bristol-Myers Squibb Co. ....................         34,982,649
     407,180    Eli Lilly and Co. ...........................         25,986,228
     366,590    Forest Laboratories, Inc.* ..................         18,960,035
     586,000    Fujisawa Pharmaceutical Company, Ltd.** .....          9,925,541
   1,063,479    GlaxoSmithKline PLC** .......................         21,487,364
     534,770    Ivax Corp.* .................................          8,593,754
     917,500    MedImmune, Inc.* ............................         32,360,225
     538,820    Merck & Company, Inc. .......................         31,348,548
     283,422    Novo Nordisk A/S - Class B ..................         10,267,338
      70,865    OSI Pharmaceuticals, Inc.* ..................          1,488,165
   1,221,965    Pfizer, Inc. ................................         37,575,424
     258,269    Roche Holding A.G.** ........................         16,433,880
     405,236    Schering A.G.** .............................         18,067,463
     673,385    Schering-Plough Corp. .......................         12,188,268
     825,148    Sepracor, Inc.* .............................         15,801,584
      13,849    Serono S.A. - Class B** .....................          7,515,420
   1,326,000    Shionogi and Company, Ltd.** ................         15,743,887
     789,720    Teva Pharmaceutical Industries, Ltd. (ADR) ..         36,879,924
     828,640    Wyeth .......................................         36,070,699
   1,185,300    Yamanouchi Pharmaceutical Company, Ltd.** ...         29,915,755

                                                                     495,340,828
Medical - Generic Drugs - 3.1%
     225,457    Barr Laboratories, Inc.* ....................         12,535,409
     600,705    Pharmaceutical Resources, Inc.*,ss.,# .......         26,400,985

                                                                      38,936,394
Medical - HMO - 9.7%
     530,825    Aetna, Inc. .................................         26,435,085
     538,200    Anthem, Inc.* ...............................         36,942,048
     270,620    UnitedHealth Group, Inc. ....................         24,932,221
     445,280    WellPoint Health Networks, Inc.* ............         33,814,563

                                                                     122,123,917
Medical - Hospitals - 4.9%
     623,105    HCA, Inc. ...................................         20,001,671
   1,933,330    Health Management Associates, Inc. - Class A          32,982,610
     574,330    Tenet Healthcare Corp.* .....................          8,523,057

                                                                      61,507,338
Medical Instruments - 9.8%
     464,355    Boston Scientific Corp.* ....................    $    19,990,483
     980,655    Guidant Corp.* ..............................         38,235,738
     821,760    Medtronic, Inc. .............................         39,230,822
     494,180    St. Jude Medical, Inc.* .....................         25,924,683

                                                                     123,381,726
Medical Products - 11.0%
     902,475    Amersham PLC** ..............................          6,487,152
   1,175,390    Biomet, Inc. ................................         35,802,379
     656,285    Johnson & Johnson ...........................         36,988,223
   4,516,620    Smith & Nephew PLC** ........................         30,130,217
      20,663    Synthes-Stratec, Inc.** .....................         13,026,164
     340,800    Zimmer Holdings, Inc.* ......................         15,983,520

                                                                     138,417,655
Optical Supplies - 2.8%
     796,720    Alcon, Inc. (New York Shares)*,** ...........         35,095,516

Pharmacy Services - 0.8%
     496,795    Caremark Rx, Inc.* ..........................          9,891,188

Therapeutics - 4.0%
      60,090    Abgenix, Inc.* ..............................            570,855
     701,010    Gilead Sciences, Inc.* ......................         32,344,601
     194,107    Neurocrine Biosciences, Inc.* ...............          8,783,342
     461,090    NPS Pharmaceuticals, Inc.* ..................          8,783,765

                                                                      50,482,563
--------------------------------------------------------------------------------
Total Common Stock (cost $1,105,010,733) ....................      1,249,790,354
--------------------------------------------------------------------------------
Time Deposit - 2.9%
                SunTrust Bank
$ 36,800,000      1.27%, 5/1/03 (cost $36,800,000) ..........         36,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,141,810,733) - 102.1% ......      1,286,590,354
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (2.1)%     (26,736,410)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,259,853,944
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             1.8%          $    22,821,495
Denmark                                            0.8%               10,267,338
France                                             1.3%               16,392,662
Germany                                            3.1%               39,958,349
Israel                                             2.8%               36,879,924
Japan                                              4.3%               55,585,183
Switzerland                                        5.6%               72,070,980
United Kingdom                                     5.5%               70,748,367
United States++                                   74.8%              961,866,056
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,286,590,354

++Includes Short-Term Securities (71.9% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 10/17/03          1,600,000    $     2,529,979    $       (49,979)
Euro 9/26/03                   19,200,000         21,317,085           (926,973)
Japanese Yen 9/26/03        2,400,000,000         20,235,794           (121,478)
Swiss Franc 9/26/03             4,400,000          3,257,856            (59,019)
--------------------------------------------------------------------------------
Total                                        $    47,340,714    $    (1,157,449)

See Notes to Schedule of Investments and Financial Statements.

                              Janus Global Life Sciences Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  1,141,811

Investments at value                                                $  1,286,590
  Cash                                                                     1,544
  Receivables:
    Investments sold                                                      43,106
    Fund shares sold                                                         267
    Dividends                                                              1,527
    Interest                                                                   1
  Other assets                                                                 3
--------------------------------------------------------------------------------
Total Assets                                                           1,333,038
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 69,832
    Fund shares repurchased                                                1,071
    Advisory fees                                                            668
    Transfer agent fees and expenses                                         187
  Accrued expenses                                                           269
  Forward currency contracts                                               1,157
--------------------------------------------------------------------------------
Total Liabilities                                                         73,184
--------------------------------------------------------------------------------
Net Assets                                                          $  1,259,854
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           97,930
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      12.86
--------------------------------------------------------------------------------

See Notes to Financial Statements.

4  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        226
  Dividends                                                                5,387
  Foreign tax withheld                                                     (310)
--------------------------------------------------------------------------------
Total Investment Income                                                    5,303
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4,114
  Transfer agent fees and expenses                                         1,448
  Registration fees                                                           35
  Postage and mailing expenses                                                72
  Custodian fees                                                              74
  Printing expenses                                                          118
  Audit fees                                                                   8
  Trustees' fees and expenses                                                  9
  Other expenses                                                              11
--------------------------------------------------------------------------------
Total Expenses                                                             5,889
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (89)
--------------------------------------------------------------------------------
Net Expenses                                                               5,800
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               (497)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (154,527)
  Net realized gain/(loss) from foreign                                  (4,603)
    currency transactions
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     159,655
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                       525
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $         28
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                              Janus Global Life Sciences Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $      (497)     $    (8,168)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (159,130)        (251,135)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    159,655        (254,581)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations              28        (513,884)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            29,833          129,432
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (159,730)        (640,911)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (129,897)        (511,479)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (129,869)      (1,025,363)
Net Assets:
  Beginning of period                                                 1,389,723        2,415,086
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,259,854     $  1,389,723
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  2,426,873     $  2,556,770
  Accumulated net investment income/(loss)*                               (497)               --
  Accumulated net realized gain/(loss) from investments*            (1,310,189)      (1,151,059)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       143,667         (15,988)
------------------------------------------------------------------------------------------------
                                                                   $  1,259,854     $  1,389,723
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             2,393            8,508
  Reinvested distributions                                                   --               --
------------------------------------------------------------------------------------------------
Total                                                                     2,393            8,508
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (12,898)         (42,472)
Net Increase/(Decrease) in Fund Shares                                 (10,505)         (33,964)
Shares Outstanding, Beginning of Period                                 108,435          142,399
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                        97,930          108,435
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    994,792     $  1,389,827
  Proceeds from sales of securities                                   1,108,083        1,933,538
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each fiscal year
or period ended October 31                        2003           2002           2001           2000        1999(2)

------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     12.82    $     16.96    $     22.41    $     11.97    $     10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)             --             --            .02             --
  Net gains/(losses) on securities
    (both realized and unrealized)                 .05         (4.14)         (5.43)          10.42           1.97
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .04         (4.14)         (5.43)          10.44           1.97
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --          (.02)             --             --
  Distributions (from capital gains)*               --             --             --             --             --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --          (.02)             --             --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     12.86    $     12.82    $     16.96    $     22.41    $     11.97
------------------------------------------------------------------------------------------------------------------
Total Return**                                   0.31%       (24.35)%       (24.26)%         87.22%         19.70%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 1,259,854    $ 1,389,723    $ 2,415,086    $ 4,267,458    $   344,436
Average Net Assets for the Period
  (in thousands)                           $ 1,276,472    $ 1,927,734    $ 2,957,777    $ 2,987,158    $   227,552
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.93%          0.89%          0.93%          0.97%          1.21%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.92%          0.88%          0.91%          0.94%          1.19%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***              (0.08)%        (0.42)%        (0.32)%          0.14%        (0.41)%
Portfolio Turnover Rate***                        160%            73%            84%           147%           235%

(1)  See "Explanation of Charts, Tables and Financial Statements."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                              Janus Global Life Sciences Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange

 * Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

ss. Schedule of Restricted and Illiquid Securities

                                                           Value as
                              Acquisition   Acquisition      Fair        % of
                                  Date         Cost         Value     Net Assets
--------------------------------------------------------------------------------
Pharmaceutical Resources, Inc.   9/6/01    $16,219,035   $26,400,985     2.10%
--------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held as of April 30, 2003. The issuer incurs all registration costs. Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2003.

                                   Purchases           Sales         Realized     Dividend   Market Value
                                 Shares   Cost    Shares    Cost    Gain/(Loss)    Income     at 4/30/03
---------------------------------------------------------------------------------------------------------
Pharmaceutical Resources, Inc.     --      --       --       --         --           --       $26,400,985
---------------------------------------------------------------------------------------------------------

8  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Life Sciences Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                              Janus Global Life Sciences Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

10  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Shares sold of the Fund may be subject to the Fund's 1.00% redemption fee if held for three months or less from their date of purchase. The fee is paid to the Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset levels and cash flows due to short term trading.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
           $31,200                      $23,406                  $333,003
--------------------------------------------------------------------------------

                             Janus Global Life Sciences Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
$(1,130,201,935)    $1,161,432,216    $171,989,876     $(46,831,738)     $125,158,138
-------------------------------------------------------------------------------------

12  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2002. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                             Janus Global Life Sciences Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

14  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                             Janus Global Life Sciences Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

16  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                             Janus Global Life Sciences Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                             Janus Global Life Sciences Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Global Life Sciences Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                             Janus Global Life Sciences Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      GL59-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS GLOBAL TECHNOLOGY FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Explanation of Charts, Tables and Financial Statements .........    14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

--------------------------------------------------------------------------------

[PHOTO]
Mike Lu
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Global Technology Fund gained 3.24% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a third-quartile position, ranking it 190th out of 346 Science and Technology Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World IndexSM returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Intuit, maker of TurboTax and QuickBooks software, was the Fund's largest laggard during the period, falling 25.23% and detracting 1.51% from the Fund's total relative performance. Video game publisher Electronic Arts and Electronics Boutique, an electronics and software retailer, also declined, detracting 0.78% and 0.49%, respectively, from the Fund's total relative performance. Shares of Electronic Arts fell 9.18% while those of Electronics Boutique fell 41.47%. Other disappointments included consumer electronics maker Thomson SA, which fell 20.49% and detracted 0.46% from the Fund's total relative performance, and defense contractor Lockheed Martin, which fell 13.15% and detracted 0.34% from the Fund's total relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Among the Fund's top contributors were online retailer Amazon.com and online auctioneer eBay, contributing 1.18% and 1.16%, respectively, to the Fund's total relative performance. Shares of Amazon.com rose 48.19% while eBay's gained 46.92% during the period. Crown Castle International, which operates cell-phone towers, gained 122.40%, adding 0.74% to the Fund's total relative performance. Internet media company Yahoo Japan Corp. contributed 0.54% to the Fund's total relative performance as its stock jumped 61.53%. Also working in our favor was toymaker Mattel, which rose 18.70% and contributed 0.54% to the Fund's total relative performance.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Our goal of keeping the Fund "currency neutral" hurt performance relative to our unhedged benchmark index.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Relative to its benchmark index, the Fund's performance was hindered by its investment in select information technology names, a sector in which we were significantly overweight. Also working against us were select holdings from the industrials arena, in which we were underweight. However, our overweight position in consumer discretionary companies, which rose during the period, and lack of exposure to the consumer staples industry supported our results.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The Fund's overweight positions in companies from Taiwan and India, two geographies not represented in the U.S.-based S&P 500(R) Index, contributed negatively to the Fund's relative performance. On the positive side, the Fund's overweight position in Japan positively impacted our performance though this stock group was punished during the period. Our underweight position in holdings from the United States also supported our results as stocks from this geography generally gained.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

While we will closely monitor macro factors, namely a weak global economy and Severe Acute Respiratory Syndrome, and their potential impact on our companies' end-demand trends, our outlook remains cautiously optimistic given the lean inventory levels throughout the industry and incremental increase in demand in selected end-markets. Our belief remains that the financial markets will again behave more in sync with realistic business fundamentals and be less affected by purely psychological factors.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                 Janus Global Technology Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Global Technology Fund $7,808
S&P 500(R) Index $7,918

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($7,808) as compared to the S&P 500 Index ($7,918).

                             ONE                          SINCE
                             YEAR                         12/31/98*
--------------------------------------------------------------------------------
Janus Global
Technology Fund              (23.37)%                     (5.56)%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%                     (5.25)%

FUND STRATEGY
--------------------------------------------------------------------------------
Investing in a broad range of companies that the manager believes will benefit from the latest advancements in technology, this nondiversified fund focuses on what the manager believes to be today's market industry leaders as well as tomorrow's.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 1.0%
Corporate Bonds -- 2.8%
Cash and Cash Equivalents -- 7.0%
Common Stock -- Foreign -- 33.4%
Common Stock -- Domestic -- 55.8%

Number of Stocks: 84
Top 10 Equities: 32.0%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Nokia Oyj                                              5.3%                 6.6%
Microsoft Corp.                                        4.5%                 6.1%
Electronic Arts, Inc.                                  4.0%                 6.4%
Amazon.com, Inc.                                       3.0%                 2.5%
Intuit, Inc.                                           3.0%                 5.9%
Dell Computer Corp.                                    2.6%                 2.0%
Texas Instruments, Inc.                                2.6%                 1.7%
Nissan Motor Company, Ltd.                             2.5%                 2.6%
Mattel, Inc.                                           2.3%                 2.6%
IBM Corp.                                              2.2%                 1.4%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Global Technology Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Global         S&P 500(R)
                                              Technology Fund         Index

Applications Software                               9.7%               3.5%
Telecommunication Equipment                         9.3%               0.2%
Electronic Components -- Semiconductors             7.8%               2.3%
Computers                                           5.4%               3.4%
Semiconductor Components/Integrated Circuits        4.5%               0.4%
Entertainment Software                              4.0%               0.1%
E-Commerce/Products                                 3.0%               0.0%
Computers -- Peripheral Equipment                   2.9%               0.1%
Semiconductor Equipment                             2.9%               0.5%
Wireless Equipment                                  2.7%               0.5%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 89.2%
Aerospace and Defense - 2.0%
     671,387    Embraer-Empresa Brasileira
                  de Aeronautica S.A. (ADR) .................    $     9,312,138
     298,480    Lockheed Martin Corp. .......................         14,938,924

                                                                      24,251,062
Applications Software - 8.3%
     148,984    Infosys Technologies, Ltd. ..................          8,781,544
     954,275    Intuit, Inc.* ...............................         37,006,784
      22,400    Mercury Interactive Corp.* ..................            760,256
   2,172,355    Microsoft Corp. .............................         55,547,117

                                                                     102,095,701
Audio and Video Products - 0.8%
     697,888    Thomson S.A.*,** ............................         10,226,401

Automotive - Cars and Light Trucks - 2.5%
   3,990,000    Nissan Motor Company, Ltd.** ................         30,612,527

Broadcast Services and Programming - 0.6%
     657,295    Liberty Media Corp. - Class A* ..............          7,230,245

Cable Television - 1.0%
   1,220,151    British Sky Broadcasting Group PLC*,** ......         12,714,781

Cellular Telecommunications - 1.2%
     960,575    China Mobile, Ltd. (ADR)** ..................          9,615,356
   2,949,757    Vodafone Group PLC** ........................          5,863,872

                                                                      15,479,228
Computer Services - 1.9%
     565,933    Atos S.A.*,** ...............................         20,192,032
   1,523,928    LogicaCMG PLC*,** ...........................          2,743,716

                                                                      22,935,748
Computer Software - 0.4%
   1,605,002    Misys PLC** .................................          4,912,381

Computers - 5.4%
   1,105,760    Dell Computer Corp.* ........................         31,967,522
     319,490    IBM Corp. ...................................         27,124,701
  25,102,000    Legend Group, Ltd.** ........................          7,080,932

                                                                      66,173,155
Computers - Integrated Systems - 1.4%
     446,445    Diebold, Inc. ...............................         17,848,871

Computers - Memory Devices - 1.9%
   1,285,400    EMC Corp.* ..................................         11,684,286
     514,000    VERITAS Software Corp.* .....................         11,313,140

                                                                      22,997,426
Computers - Peripheral Equipment - 2.9%
   6,538,710    Hon Hai Precision Industry
                  Company, Ltd.* ............................         20,445,192
      18,515    Lexmark International Group, Inc. - Class A*           1,379,553
     389,718    Logitech International S.A. .................         14,367,378

                                                                      36,192,123
Consulting Services - 0.5%
     382,795    Accenture, Ltd. - Class A (New York Shares)*           6,132,376

Diversified Operations - 0.4%
     469,187    Smiths Group PLC** ..........................          5,049,347

E-Commerce/Products - 3.0%
   1,296,555    Amazon.com, Inc.* ...........................         37,172,232

E-Commerce/Services - 2.1%
     286,060    eBay, Inc.* .................................         26,537,786

Electric Products - Miscellaneous - 2.1%
      92,950    LG Electronics, Inc.** ......................          3,205,436
      91,190    Samsung Electronics Company, Ltd.** .........         22,891,316

                                                                      26,096,752
Electronic Components - Miscellaneous - 2.2%
   1,043,607    Koninklijke (Royal) Philips Electronics N.V.**   $    19,415,338
     127,960    Samsung SDI Company, Ltd.** .................          8,004,082

                                                                      27,419,420
Electronic Components - Semiconductors - 7.2%
     338,980    Broadcom Corp. - Class A* ...................          6,064,352
     166,360    Cree, Inc.* .................................          3,318,882
     573,800    Micron Technology, Inc.* ....................          4,877,300
      38,820    QLogic Corp.* ...............................          1,707,692
     361,677    STMicroelectronics N.V.** ...................          7,475,397
     763,920    STMicroelectronics N.V. (New York Shares)** .         15,729,113
   1,712,805    Texas Instruments, Inc. .....................         31,669,764
     684,740    Xilinx, Inc.* ...............................         18,535,912

                                                                      89,378,412
Electronic Design Automation - 2.5%
   1,531,105    Cadence Design Systems, Inc.* ...............         17,500,530
     273,335    Synopsys, Inc.* .............................         13,295,014

                                                                      30,795,544
Electronic Forms - 0.4%
     162,995    Adobe Systems, Inc. .........................          5,633,107

Enterprise Software/Services - 1.0%
     244,625    Computer Associates International, Inc. .....          3,972,710
      52,466    SAP A.G.*,** ................................          5,334,193
     127,445    SAP A.G. (ADR)*,** ..........................          3,251,122

                                                                      12,558,025
Entertainment Software - 4.0%
     831,120    Electronic Arts, Inc.* ......................         49,260,482

Human Resources - 0.3%
     127,555    Hewitt Associates, Inc. - Class A* ..........          3,534,549

Internet Security - 2.1%
     582,270    Check Point Software Technologies, Ltd.* ....          9,159,107
     377,070    Symantec Corp.* .............................         16,572,226

                                                                      25,731,333
Life and Health Insurance - 0.7%
     246,760    AFLAC, Inc. .................................          8,071,520

Medical Instruments - 0.8%
     212,905    Medtronic, Inc. .............................         10,164,085

Multimedia - 1.0%
     521,820    AOL Time Warner, Inc.* ......................          7,138,498
     301,855    Walt Disney Co. .............................          5,632,614

                                                                      12,771,112
Networking Products - 1.4%
   1,169,174    Cisco Systems, Inc.* ........................         17,584,377
   2,307,692    Yipes Communication Group, Inc.*,ss.,# ......                  0

                                                                      17,584,377
Office Automation and Equipment - 1.3%
     390,000    Canon, Inc.** ...............................         15,762,200

Satellite Telecommunications - 0.7%
     270,060    EchoStar Communications Corp. - Class A* ....          8,090,998

Security Services - 0.5%
     290,100    Kroll, Inc.* ................................          6,469,230

Semiconductor Components/Integrated Circuits - 4.5%
     329,950    Emulex Corp.* ...............................          6,760,675
     867,870    Marvell Technology Group, Ltd.* .............         20,029,572
     546,350    Maxim Integrated Products, Inc. .............         21,466,091
   5,200,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................          7,130,235

                                                                      55,386,573

See Notes to Schedule of Investments and Financial Statements.

                                 Janus Global Technology Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GLOBAL TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Semiconductor Equipment - 2.9%
     716,195    Applied Materials, Inc.* ....................    $    10,456,447
     185,515    KLA-Tencor Corp.* ...........................          7,606,115
     215,725    Lam Research Corp.* .........................          3,134,484
     255,110    Novellus Systems, Inc.* .....................          7,153,284
     666,025    Teradyne, Inc.* .............................          7,725,890

                                                                      36,076,220
Telecommunication Equipment - 9.3%
   1,148,000    Alcatel S.A. (ADR)*,** ......................          9,252,880
     818,620    Arris Group, Inc.* ..........................          3,193,437
     230,145    Harris Corp. ................................          6,572,941
     252,900    Nokia Oyj** .................................          4,278,784
   3,708,395    Nokia Oyj (ADR)** ...........................         61,448,105
     376,600    Telefonaktiebolaget LM Ericsson (ADR)* ......          3,411,996
   1,227,175    UTStarcom, Inc.* ............................         26,716,827

                                                                     114,874,970
Telecommunication Equipment - Fiber Optics - 0.4%
   1,011,850    CIENA Corp.* ................................          4,927,710

Telecommunication Services - 1.0%
     416,940    Amdocs, Ltd. (New York Shares)*,** ..........          7,363,160
  27,826,000    China Telecom Corporation, Ltd.** ...........          5,316,141

                                                                      12,679,301
Toys - 2.6%
   1,340,755    Mattel, Inc. ................................         29,148,014
      31,700    Nintendo Company, Ltd.** ....................          2,477,310

                                                                      31,625,324
Web Portals/Internet Service Providers - 2.3%
       1,245    Yahoo Japan Corp.*,** .......................         13,988,764
     599,819    Yahoo!, Inc.* ...............................         14,863,515

                                                                      28,852,279
Wireless Equipment - 1.7%
     669,710    QUALCOMM, Inc. ..............................         21,357,052
--------------------------------------------------------------------------------
Total Common Stock (cost $1,092,071,083) ....................      1,103,661,965
--------------------------------------------------------------------------------
Corporate Bonds - 2.8%
Applications Software - 1.4%
$ 17,900,000    Mercury Interactive Corp., 4.75%
                  convertible notes, due 7/1/07 (144A) ......         17,609,125

Computers - Memory Devices - 0.6%
   8,000,000    VERITAS Software Corp., 1.856%
                  convertible discount notes, due 8/13/06 ...          6,980,000

Electronic Components - Semiconductors - 0.6%
   7,825,000    International Rectifier Corp., 4.25%
                  convertible subordinated notes
                  due 7/15/07 ...............................          7,169,656

Networking Products - 0.2%
  31,700,000    Candescent Technologies Corp., 8.00%
                  convertible senior subordinated debentures
                  due 5/1/03 (144A)(OMEGA),(DELTA),ss. ......          2,694,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $57,484,746) ....................         34,453,281
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Wireless Equipment - 1.0%
     363,860    Crown Castle International Corp.
                  convertible, 6.25% (cost $18,193,000) .....         12,644,135
--------------------------------------------------------------------------------
Repurchase Agreement - 1.0%
$ 12,100,000    ABN AMRO Bank N.V.
                  1.32%, dated 4/30/03, maturing 5/1/03 to be
                  repurchased at $12,100,444 collateralized by
                  $943,341 in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42 $18,369,526
                  in U.S. Government Agencies 0%-7.50%,
                  2/15/05-4/1/32 $720,186 in U.S Treasury
                  Notes/Bonds 1.625%-9.125%, 12/31/04-4/15/28 with
                  respective values of $784,683 $10,689,392 and
                  $867,937 (cost $12,100,000) ...............    $    12,100,000
--------------------------------------------------------------------------------
Time Deposit - 4.9%
                SunTrust Bank
  60,000,000      1.27%, 5/1/03 (cost $60,000,000) ..........         60,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,239,848,829) - 98.9% .......      1,222,859,381
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1%         13,867,400
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,236,726,781
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.1%          $    26,161,948
Brazil                                             0.8%                9,312,138
China                                              0.4%                5,316,141
Finland                                            5.4%               65,726,889
France                                             3.2%               39,671,313
Germany                                            0.7%                8,585,315
Hong Kong                                          1.4%               16,696,288
India                                              0.7%                8,781,544
Israel                                             0.7%                9,159,107
Japan                                              5.1%               62,840,801
Netherlands                                        3.5%               42,619,848
South Korea                                        2.8%               34,100,834
Sweden                                             0.3%                3,411,996
Switzerland                                        1.2%               14,367,378
Taiwan                                             2.3%               27,575,427
United Kingdom                                     3.2%               38,647,257
United States++                                   66.2%              809,885,157
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,222,859,381

++Includes Short-Term Securities (60.3% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/8/03              300,000    $       476,401    $        (3,301)
British Pound 9/26/03           1,400,000          2,216,573            (38,733)
British Pound 10/17/03          2,400,000          3,794,969            (74,969)
Euro 8/8/03                     6,900,000          7,672,660           (238,600)
Euro 9/26/03                   28,500,000         31,642,548         (1,375,976)
Euro 10/17/03                   2,000,000          2,219,060            (89,060)
Hong Kong Dollar
  8/8/03                      138,000,000         17,682,257             (2,190)
Japanese Yen 8/8/03            60,000,000            505,049              1,922
Japanese Yen 9/26/03        2,540,000,000         21,416,215           (122,693)
Japanese Yen 10/17/03       1,350,000,000         11,390,814           (131,431)
Korean Won 5/9/03          17,500,000,000         14,394,051            205,918
Korean Won 5/27/03          3,500,000,000          2,875,121             16,139
--------------------------------------------------------------------------------
Total                                        $   116,285,718    $    (1,852,974)

See Notes to Schedule of Investments and Financial Statements.

4  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  1,239,849

Investments at value                                                $  1,222,859
  Cash                                                                     1,551
  Receivables:
    Investments sold                                                      21,689
    Fund shares sold                                                         993
    Dividends                                                              1,011
    Interest                                                                 416
  Other assets                                                                 3
  Forward currency contracts                                                 224
--------------------------------------------------------------------------------
Total Assets                                                           1,248,746
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  6,519
    Fund shares repurchased                                                1,832
    Advisory fees                                                            642
    Transfer agent fees and expenses                                         293
  Accrued expenses                                                           656
  Forward currency contracts                                               2,077
--------------------------------------------------------------------------------
Total Liabilities                                                         12,019
--------------------------------------------------------------------------------
Net Assets                                                          $  1,236,727
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          161,777
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       7.64
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                 Janus Global Technology Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      1,325
  Dividends                                                                5,453
  Foreign tax withheld                                                     (529)
--------------------------------------------------------------------------------
Total Investment Income                                                    6,249
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            3,889
  Transfer agent fees and expenses                                         1,699
  Registration fees                                                           14
  Postage and mailing expenses                                               198
  Custodian fees                                                             131
  Printing expenses                                                          314
  Audit fees                                                                  19
  Trustees' fees and expenses                                                  7
  Other expenses                                                              15
--------------------------------------------------------------------------------
Total Expenses                                                             6,286
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (66)
--------------------------------------------------------------------------------
Net Expenses                                                               6,220
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                                  29
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (83,085)
  Net realized gain/(loss) from foreign
    currency transactions                                                (7,385)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     126,798
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    36,328
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $     36,357
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $         29     $    (2,702)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (90,470)        (832,968)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    126,798          199,849
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations          36,357        (635,821)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                     --               --
  Net realized gain from investment transactions*                            --               --
  Tax return of capital*                                                     --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                                --               --
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            77,402          280,776
  Shares issued in connection with Acquisition*                          22,322              N/A
  Reinvested dividends and distributions                                     --               --
  Shares repurchased                                                  (148,868)        (671,132)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (49,144)        (390,356)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  (12,787)      (1,026,177)
Net Assets:
  Beginning of period                                                 1,249,514        2,275,691
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,236,727     $  1,249,514
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  4,217,488     $  4,252,438
  Accumulated net investment income/(loss)*                             (2,943)          (2,972)
  Accumulated net realized gain/(loss) from investments*            (2,959,035)      (2,868,565)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      (18,783)        (131,387)
------------------------------------------------------------------------------------------------
                                                                   $  1,236,727     $  1,249,514
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            10,395           27,696
  Shares issued in connection with Acquisition*                           2,975              N/A
  Reinvested distributions                                                   --               --
------------------------------------------------------------------------------------------------
Total                                                                    13,370           27,696
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (20,266)         (69,184)
Net Increase/(Decrease) in Fund Shares                                  (6,896)         (41,488)
Shares Outstanding, Beginning of Period                                 168,673          210,161
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       161,777          168,673
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    312,662     $  1,095,348
  Proceeds from sales of securities                                     327,402        1,201,259
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

                                 Janus Global Technology Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each fiscal year
or period ended October 31                        2003           2002           2001           2000        1999(2)

------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      7.41    $     10.83    $     27.44    $     20.95    $     10.00
------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                      --          (.01)            .36          (.02)             --
  Net gains/(losses) on securities
    (both realized and unrealized)                 .23         (3.41)        (16.64)           6.71          10.95
------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .23         (3.42)        (16.28)           6.69          10.95
------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           --             --          (.16)          (.02)             --
  Distributions (from capital gains)*               --             --             --          (.18)             --
  Tax return of capital*                            --             --          (.17)             --             --
------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             --          (.33)          (.20)             --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      7.64    $      7.41    $     10.83    $     27.44    $     20.95
------------------------------------------------------------------------------------------------------------------
Total Return**                                   3.24%       (31.67)%       (59.95)%         31.99%        109.40%
------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 1,236,727    $ 1,249,514    $ 2,275,691    $ 7,564,492    $ 3,334,514
Average Net Assets for the Period
  (in thousands)                           $ 1,206,388    $ 1,906,518    $ 4,009,850    $ 8,883,777    $ 1,265,552
Ratio of Gross Expenses to
  Average Net Assets***(1)                       1.05%          0.96%          0.92%          0.91%          1.04%
Ratio of Net Expenses to
  Average Net Assets***(1)                       1.04%          0.94%          0.90%          0.90%          1.02%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                0.00%        (0.14)%          0.55%          0.17%        (0.11)%
Portfolio Turnover Rate***                         55%            66%            60%            47%            31%

(1)  See "Explanation of Charts, Tables and Financial Statements."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.
144A                Securities sold under Rule 144A of the Securities Act of
                    1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

 * Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.
(OMEGA) Rate is subject to change. Rate shown reflects current rate.
(DELTA) Security is a defaulted security with accrued interest in the amount of $1,268,000 that was written-off December 10, 2001.
ss.  Schedule of Restricted and Illiquid Securities

                                                                      Value as
                                  Acquisition  Acquisition     Fair     % of
                                      Date        Cost        Value   Net Assets
--------------------------------------------------------------------------------
Candescent Technologies Corp., 8.00%
  convertible senior subordinated
  debentures due 5/1/03              3/6/00   $25,981,636   $2,694,500    0.22%
Yipes Communication Group, Inc.     9/19/00   $14,999,998           $0    0.00%
--------------------------------------------------------------------------------

The Fund has registration rights for certain restricted securities held as of April 30, 2003. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.


# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2003.

                                          Purchases               Sales               Realized    Dividend    Market Value
                                    Shares        Cost       Shares       Cost       Gain/(Loss)   Income      at 4/30/03
--------------------------------------------------------------------------------------------------------------------------
Yipes Communication Group, Inc.        --      $11,424,036     --     $31,430,263   $(8,772,419)     --            $0
--------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                 Janus Global Technology Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Global Technology Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

10  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                Janus Global Technology Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2002. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Shares sold of the Fund may be subject to the Fund's 1.00% redemption fee if held for three months or less from their date of purchase. The fee is paid to the Fund and is designed to offest the brokerage commissions, market impact and other costs associated with changes in the Fund's asset levels and cash flows due to short term trading.

During the period ended April 30, 2003, Janus Capital reimbursed the Fund for certain trading errors, the amounts of which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
            $4,215                      $3,162                   $521,225
--------------------------------------------------------------------------------

12  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------------
$(2,856,603,063)    $1,252,741,483    $145,439,342    $(175,321,444)     $(29,882,102)
--------------------------------------------------------------------------------------

                                Janus Global Technology Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                Janus Global Technology Fund  April 30, 2003  15

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Notes

16  Janus Global Technology Fund  April 30, 2003

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--------------------------------------------------------------------------------

Notes

                                Janus Global Technology Fund  April 30, 2003  17

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--------------------------------------------------------------------------------

Notes

18  Janus Global Technology Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                Janus Global Technology Fund  April 30, 2003  19

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--------------------------------------------------------------------------------

Notes

20  Janus Global Technology Fund  April 30, 2003

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Notes

                                Janus Global Technology Fund  April 30, 2003  21

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      GT60-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS OVERSEAS FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     7

     Statement of Operations ........................................     8

     Statement of Changes in Net Assets .............................     9

     Financial Highlights ...........................................    10

     Notes to Schedule of Investments ...............................    11

     Notes to Financial Statements ..................................    12

     Explanations of Charts, Tables and Financial Statements ........    16

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND (CLOSED TO NEW INVESTORS)

--------------------------------------------------------------------------------

[PHOTO]
Brent Lynn
portfolio manager

[PHOTO]
Helen Young Hayes
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Overseas Fund lost 2.09% while its benchmark, the Morgan Stanley Capital International EAFE(R) Index, rose 1.81%. For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking 710th out of 823 International Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World IndexSM returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Porsche, the German-based luxury car manufacturer, was the largest detractor from performance during the time period. Its shares fell 19.62%, costing the Fund 0.46% of relative performance. A 43.47% drop by electronics giant Sony also disappointed, and detracted 0.44% from relative performance. China Mobile, the largest wireless provider in China, pulled back 16.56% during the period, and cost the Fund 0.32%. Finally, Securitas, a Swedish security services company that fell 13.77% during the period, and Satyam Computer, an India-based IT services firm whose stock dropped 33.67%, resulted in a detraction of 0.32% and 0.25%, respectively, from the Fund's total performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Yahoo Japan, the top Internet company in that country, made the largest positive impact. Its shares rose 73.16%, which made a 0.48% contribution to the Fund's total performance. Deutsche Boerse, the German-based exchange organization, climbed 29.92%, adding 0.30% to our performance. Energy concerns EnCana, which rose 13.19%, and Saipem, which gained 29.00%, each provided a 0.24% contribution to the Fund's total performance. Finally, Amdocs, the Israeli-based telecommunications billing solutions provider, rose 30.82%, offering a contribution of 0.20% to the Fund's total returns.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Residual currency hedges that were in place during the fourth quarter of 2002 hurt performance. We have reduced our hedges considerably during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

The telecommunications sector performed well as a group. However, this area represented the Fund's weakest-performing sector as our holdings in this industry retreated during the period. Likewise, our select holdings in the materials industry worked against us. On the positive side, our energy-related stocks worked well for us, despite the overall sector's poor performance during the period. Similarly, our financial stocks - a sector in which we had lighter exposure than the index - contributed positively to performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

In terms of individual countries, the greatest detractors from performance included our holdings in Switzerland and Germany. Swiss stocks generally declined as a group, and our even-keeled weighting with the index worked against us during the period. Meanwhile, although German stocks generally advanced, our particular holdings in this region worked against us. On a positive note, our significant underweighting vs. the index in Japan stocks, a country that continues to struggle, helped our Fund. On the other hand, the index held no Canadian stocks, so our higher weighting offered a considerable boost to performance as the group advanced during the period.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our approach to managing the Fund during these unsettling times centers on achieving an appropriate mix of what we believe are steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors, but are executing well and appear to be positioned to benefit from an eventual up tick in economic growth. The fundamental research process will remain strictly focused on finding great franchises with strong balance sheets, solid execution, strong cash flow generation, and attractive valuations.

                                          Janus Overseas Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Overseas Fund $18,808
Morgan Stanley Capital International EAFE(R)Index $10,435

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Overseas Fund ($18,808) as compared to the Morgan Stanley Capital International EAFE Index ($10,435).

                                   ONE            FIVE          SINCE
                                   YEAR           YEAR          5/2/94*
--------------------------------------------------------------------------------
Janus Overseas Fund                (22.36)%      (2.99)%       7.28%
--------------------------------------------------------------------------------
Morgan Stanley Capital
International EAFE(R)Index         (16.27)%      (5.52)%       0.47%

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund selects primarily foreign companies based on their fundamental merits, rather than on their location, market capitalization or industry sector.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 0.9%
Cash and Cash Equivalents -- 5.0%
Common Stock -- Foreign -- 94.1%

Number of Stocks: 167
Top 10 Equities: 19.0%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Total Fina Elf S.A.                                    2.5%                 2.5%
STMicroelectronics N.V.                                2.3%                 1.8%
Reliance Industries, Ltd.                              2.2%                 1.8%
EnCana Corp.                                           2.0%                 1.7%
Accor S.A.                                             1.8%                 1.8%
Grupo Televisa S.A. (ADR)                              1.8%                 2.0%
Samsung Electronics Company, Ltd.                      1.7%                 1.5%
WPP Group PLC                                          1.6%                 1.6%
Syngenta A.G.                                          1.6%                 1.3%
UBS A.G.                                               1.5%                 1.7%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Overseas Fund       o Morgan Stanley Capital
                                International EAFE(R) Index

[BAR CHART OMITTED]

                                                                Morgan Stanley
                                                                    Capital
                                               Janus Overseas    International
                                                    Fund         EAFE(R) Index

Oil Companies -- Integrated                         9.2%               8.3%
Medical -- Drugs                                    8.2%               9.5%
Money Center Banks                                  6.5%              12.2%
Cellular Telecommunications                         3.6%               3.6%
Commercial Banks                                    3.3%               4.8%

TOP COUNTRIES
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United Kingdom      18.0%
France              10.2%
Japan                9.8%
Switzerland          8.0%
Canada               7.4%

--------------------------------------------------------------------------------

(1) All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Overseas Fund 95th out of 457 International Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Helen Young Hayes will co-manage Janus Overseas Fund through June 16, 2003, at which time Brent Lynn will become the sole portfolio manager of Janus Overseas Fund.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 94.1%
Advertising Sales - 0.4%
   2,414,660    Telefonica Publicidad e Informacion S.A.** ..    $    10,348,075

Advertising Services - 2.2%
  14,791,905    Aegis Group PLC**,+ .........................         17,317,270
   6,180,025    WPP Group PLC** .............................         43,580,592

                                                                      60,897,862
Agricultural Chemicals - 0.4%
     197,995    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares) .........................         12,186,592

Applications Software - 0.6%
     132,312    Infosys Technologies, Ltd. ..................          7,798,849
   2,474,298    Satyam Computer Services, Ltd. ..............          7,964,579

                                                                      15,763,428
Audio and Video Products - 0.9%
     478,000    Sony Corp.** ................................         11,623,344
     862,488    Thomson S.A.** ..............................         12,638,343

                                                                      24,261,687
Automotive - Cars and Light Trucks - 0%
       4,400    Honda Motor Company, Ltd.** .................            145,732

Automotive - Truck Parts and Equipment - 0%
     144,600    TI Automotive, Ltd.*,ss.,# ..................                  0

Beverages - Wine and Spirits - 1.2%
   3,050,897    Diageo PLC** ................................         33,832,051

Brewery - 1.6%
      45,000    Asahi Breweries, Ltd.** .....................            267,525
      13,005    Foster's Group, Ltd. ........................             36,446
       1,763    Heineken N.V.** .............................             65,460
   1,333,788    Interbrew S.A.** ............................         29,770,708
   1,789,000    Kirin Brewery Company, Ltd.** ...............         13,800,771

                                                                      43,940,910
Broadcast Services and Programming - 1.8%
   1,636,640    Grupo Televisa S.A. (ADR)*,** ...............         49,655,658

Building and Construction - Miscellaneous - 0%
       5,158    CRH PLC** ...................................             78,287

Building Products - Cement and Aggregate - 0%
       1,409    Lafarge S.A.** ..............................             94,663

Cable Television - 0.4%
     849,526    Shaw Communications, Inc. - Class B .........         10,226,763

Cellular Telecommunications - 3.6%
  18,007,000    China Mobile, Ltd.** ........................         36,133,923
       7,181    NTT DoCoMo, Inc.** ..........................         14,812,393
   3,194,131    Telecom Italia Mobile S.p.A.** ..............         15,093,013
  15,505,233    Vodafone Group PLC** ........................         30,823,117
      85,741    Vodafone Group PLC (ADR)** ..................          1,694,242

                                                                      98,556,688
Chemicals - Diversified - 1.9%
     624,052    Akzo Nobel N.V.** ...........................         13,873,386
   3,131,440    BOC Group PLC** .............................         39,488,333

                                                                      53,361,719
Chemicals - Specialty - 2.5%
      70,779    Givaudan S.A.** .............................         27,398,120
     822,890    Syngenta A.G.*,** ...........................         42,471,429

                                                                      69,869,549
Commercial Banks - 3.3%
      11,944    ABN AMRO Holding N.V.** .....................    $       201,812
   3,127,876    Anglo Irish Bank Corporation PLC** ..........         23,527,826
      83,316    Banco Popular Espanol S.A.** ................          4,039,156
     536,437    Credit Agricole S.A.** ......................          9,872,150
     745,477    Danske Bank A/S .............................         14,343,380
     168,287    Julius Baer Holding, Ltd.** .................         35,363,275
      86,210    Kookmin Bank (ADR)** ........................          2,375,085
       4,843    National Australia Bank, Ltd. ...............             98,460
       8,892    Westpac Banking Corporation, Ltd. ...........             88,498

                                                                      89,909,642
Computer Services - 1.0%
     622,652    Atos S.A.*,** ...............................         22,215,720
   3,014,487    LogicaCMG PLC** .............................          5,427,353

                                                                      27,643,073
Computer Software - 0.1%
   1,315,225    Misys PLC** .................................          4,025,470

Computers - 0.6%
  57,582,000    Legend Group, Ltd.** ........................         16,243,097

Containers - Metal and Glass - 0.3%
   1,248,292    Rexam PLC** .................................          7,719,906

Cooperative Banks - 0.9%
   1,845,223    Banco Popolare di Verona e Novara Scrl** ....         25,072,070

Cosmetics and Toiletries - 0.7%
   1,113,000    Kao Corp.** .................................         20,298,298

Distribution and Wholesale - 0%
       6,210    Wolseley PLC** ..............................             60,047

Diversified Financial Services - 2.2%
     643,576    Deutsche Boerse A.G.** ......................         29,878,964
   1,427,072    Euronext N.V.*,** ...........................         31,534,318

                                                                      61,413,282
Diversified Minerals - 1.6%
     625,223    Anglo American PLC** ........................          8,807,662
   1,277,690    Companhia Vale do Rio Doce (ADR) ............         35,724,212

                                                                      44,531,874
Diversified Operations - 0.9%
   2,436,940    Smiths Group PLC** ..........................         26,226,120
      13,000    Swire Pacific, Ltd. - Class A** .............             51,506

                                                                      26,277,626
Electric - Integrated - 0%
      15,204    Electricidade de Portugal, S.A.** ...........             27,488
      12,500    Hongkong Electric Holdings, Ltd.** ..........             50,166

                                                                          77,654
Electric Products - Miscellaneous - 1.7%
     188,020    Samsung Electronics Company, Ltd.** .........         47,198,435
       1,176    Samsung Electronics Company, Ltd. (GDR)** ...            147,118

                                                                      47,345,553
Electronic Components - 1.0%
   1,271,374    Koninklijke (Royal) Philips Electronics N.V.**        23,652,731
     181,417    Koninklijke (Royal) Philips Electronics N.V.
                  (New York Shares)** .......................          3,388,870

                                                                      27,041,601
Electronic Components - Semiconductors - 2.8%
   5,550,503    ARM Holdings PLC*,** ........................          5,677,537
      67,100    Rohm Company, Ltd.** ........................          6,914,800
   2,691,798    STMicroelectronics N.V.** ...................         55,635,989
     437,618    STMicroelectronics N.V. (New York Shares)** .          9,010,555

                                                                      77,238,881

See Notes to Schedule of Investments and Financial Statements.

                                          Janus Overseas Fund  April 30, 2003  3

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--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Electronic Security Devices - 0.3%
   7,090,540    Chubb PLC** .................................    $     7,444,341

Finance - Consumer Loans - 0%
       1,480    ACOM Company, Ltd.** ........................             41,573

Finance - Mortgage Loan Banker - 0.9%
   3,575,750    Housing Development Finance
                  Corporation, Ltd. .........................         25,761,713

Food - Catering - 0%
      20,701    Compass Group PLC** .........................             95,631

Food - Diversified - 2.5%
      28,318    Cadbury Schweppes PLC** .....................            158,211
     158,107    Groupe Danone** .............................         22,373,953
   2,129,000    Kikkoman Corp.** ............................         13,263,852
       1,766    Nestle S.A.** ...............................            360,033
     514,115    Unilever N.V.** .............................         32,388,929
      35,597    Unilever PLC** ..............................            350,491

                                                                      68,895,469
Food - Retail - 0%
      11,026    Koninklijke Ahold N.V.** ....................             50,452
      35,884    Tesco PLC** .................................            113,385

                                                                         163,837
Gambling - Non-Hotel - 0%
      21,688    Ladbroke Group PLC** ........................             53,114

Hotels and Motels - 2.6%
   1,528,214    Accor S.A.** ................................         50,363,974
     940,297    Fairmont Hotels & Resorts, Inc. .............         21,629,584

                                                                      71,993,558
Industrial Gases - 0.4%
      70,206    L'Air Liquide S.A.** ........................         10,632,281

Insurance Brokers - 1.4%
   2,256,655    Jardine Lloyd Thompson Group** ..............         20,568,604
     561,585    Willis Group Holdings, Ltd. .................         17,515,836

                                                                      38,084,440
Internet Security - 0.8%
   1,364,145    Check Point Software Technologies, Ltd.* ....         21,458,001

Life and Health Insurance - 0%
      19,011    Prudential PLC** ............................            116,373

Machinery - Construction and Mining - 0.3%
     299,063    Atlas Copco A.B. - Class A ..................          7,257,542

Medical - Drugs - 8.2%
     597,518    Aventis S.A.** ..............................         30,348,008
   1,338,500    Chugai Pharmaceutical Company, Ltd.** .......         14,029,222
     585,600    Eisai Company, Ltd.** .......................         10,336,140
     577,000    Fujisawa Pharmaceutical Co.** ...............          9,773,101
   1,446,670    GlaxoSmithKline PLC** .......................         29,229,655
       5,448    Novartis A.G.** .............................            214,906
     403,629    Roche Holding A.G.** ........................         25,683,263
     502,391    Schering A.G.** .............................         22,399,122
      33,612    Serono S.A. - Class B** .....................         18,240,184
     484,000    Takeda Chemical Industries, Ltd.** ..........         17,735,033
     233,390    Teva Pharmaceutical Industries, Ltd. (ADR) ..         10,899,313
   1,518,900    Yamanouchi Pharmaceutical Company, Ltd.** ...         38,335,477

                                                                     227,223,424
Medical Products - 1.0%
     804,015    Amersham PLC** ..............................          5,779,404
       7,329    Smith & Nephew PLC** ........................             48,891
      35,868    Synthes-Stratec, Inc.** .....................         22,611,549

                                                                      28,439,844
Metal Processors and Fabricators - 1.4%
   2,484,357    Assa Abloy A.B. - Class B ...................    $    23,690,539
     554,400    SKF A.B. - Class B ..........................         16,063,416

                                                                      39,753,955
Miscellaneous Manufacturing - 0.7%
  17,178,732    FKI PLC** ...................................         20,386,152

Money Center Banks - 6.5%
   5,877,242    Banca Intesa S.p.A.** .......................         15,256,526
   1,374,560    Banco Bilbao Vizcaya Argentaria S.A.** ......         13,837,021
      24,106    Banco Santander Central Hispano S.A.** ......            189,396
   1,947,493    Barclays PLC** ..............................         13,395,394
      16,261    HSBC Holdings PLC** .........................            178,360
   3,447,565    Lloyds TSB Group PLC** ......................         22,763,416
     636,876    Royal Bank of Scotland Group PLC** ..........         16,703,642
   2,456,676    Standard Chartered PLC** ....................         27,681,187
     861,397    UBS A.G.** ..................................         40,870,406
   6,394,271    UniCredito Italiano S.p.A.** ................         27,987,944

                                                                     178,863,292
Multi-Line Insurance - 0%
       9,519    Axa** .......................................            144,585
      14,789    ING Groep N.V.** ............................            240,145

                                                                         384,730
Multimedia - 0.8%
   2,757,821    News Corporation, Ltd. ......................         19,632,294
     114,295    News Corporation, Ltd. (ADR) ................          3,232,263

                                                                      22,864,557
Office Automation and Equipment - 1.4%
     444,000    Canon, Inc.** ...............................         17,944,659
     628,982    Neopost S.A.*,** ............................         21,760,671

                                                                      39,705,330
Oil - Field Services - 0.8%
   3,162,138    Saipem S.p.A.** .............................         22,073,973

Oil and Gas Drilling - 2.4%
     808,910    Nabors Industries, Ltd.* ....................         31,709,272
     975,600    Precision Drilling Corp.* ...................         33,370,063

                                                                      65,079,335
Oil Companies - Exploration and Production - 1.1%
     885,744    Canadian Natural Resources, Ltd. ............         29,512,452

Oil Companies - Integrated - 9.2%
   5,327,235    BP PLC** ....................................         33,810,333
   1,727,403    EnCana Corp. ................................         56,604,778
   1,841,072    Eni S.p.A.** ................................         26,275,184
   2,391,550    Husky Energy, Inc. ..........................         27,339,621
     382,000    PetroChina Company, Ltd. ....................             87,185
      38,605    Shell Transport & Trading Co., PLC** ........            231,687
   1,313,392    Suncor Energy, Inc. .........................         21,596,903
     531,976    Total Fina Elf S.A.** .......................         69,759,326
     105,675    Yukos (ADR) .................................         18,493,125

                                                                     254,198,142
Optical Supplies - 0.9%
     326,600    Alcon, Inc. (New York Shares)*,** ...........         14,386,730
     170,000    Hoya Corp.** ................................         10,049,472

                                                                      24,436,202
Paper and Related Products - 1.0%
     383,145    Aracruz Celulose S.A. (ADR) .................          8,046,045
   1,291,182    UPM - Kymmene Oyj** .........................         18,876,920

                                                                      26,922,965

See Notes to Schedule of Investments and Financial Statements.

4  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Petrochemicals - 2.2%
  10,549,284    Reliance Industries, Ltd. ...................    $    61,252,470

Photo Equipment and Supplies - 0%
       5,000    Fuji Photo Film Company, Ltd.** .............            127,453

Public Thoroughfares - 1.1%
   1,108,812    Autoroutes du Sud de la France S.A.*,** .....         30,317,708

Publishing - Books - 0.9%
   1,182,321    Reed Elsevier N.V.** ........................         13,458,850
   1,442,397    Reed Elsevier PLC** .........................         11,429,119

                                                                      24,887,969
Publishing - Periodicals - 0%
       2,193    VNU N.V.** ..................................             63,633

Real Estate Operating/Development - 0%
      13,000    Cheng Kong Holdings, Ltd.** .................             71,842
      10,000    Sun Hung Kai Properties, Ltd.** .............             46,929

                                                                         118,771
Reinsurance - 0%
       3,500    Swiss Re** ..................................            228,643

Retail - Building Products - 0%
      12,290    Kingfisher PLC** ............................             48,419

Security Services - 1.0%
   2,471,384    Securitas A.B. - Class B ....................         29,005,330

Semiconductor Components/Integrated Circuits - 1.2%
  19,972,000    Taiwan Semiconductor Manufacturing
                  Company, Ltd.* ............................         27,385,588
     666,750    Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR)* ......................          5,580,697

                                                                      32,966,285
Soap and Cleaning Preparations - 1.3%
   2,024,417    Reckitt Benckiser PLC** .....................         36,029,162

Steel - Producers - 0%
       1,802    POSCO (ADR)** ...............................             37,031

Telecommunication Equipment - 1.2%
   1,372,770    Alcatel S.A.** ..............................         11,245,175
     725,050    Nokia Oyj** .................................         12,267,033
     556,520    Nokia Oyj (ADR)** ...........................          9,221,536

                                                                      32,733,744
Telecommunication Services - 1.1%
   1,680,585    Amdocs, Ltd. (New York Shares)*,** ..........         29,679,131

Telephone - Integrated - 0.4%
          42    Nippon Telegraph & Telephone Corp.** ........            147,208
     598,832    Telecom Italia S.p.A.** .....................          4,888,681
   1,273,741    Telecom Italia S.p.A. - RNC** ...............          6,243,323
      19,715    Telefonica S.A.*,** .........................            218,043

                                                                      11,497,255
Television - 1.1%
  12,437,733    Granada PLC** ...............................    $    13,567,242
   5,131,000    Television Broadcasts, Ltd.** ...............         15,690,971

                                                                      29,258,213
Tobacco - 1.3%
       7,953    British American Tobacco PLC** ..............             76,473
       4,402    Japan Tobacco, Inc.** .......................         25,653,111
   1,317,049    Swedish Match A.B ...........................          9,741,451

                                                                      35,471,035
Toys - 1.1%
     379,400    Nintendo Company, Ltd.** ....................         29,649,572

Transportation - Services - 0.1%
  13,312,000    Sinotrans, Ltd.* ............................          3,294,276
       3,871    TNT Post Group N.V.** .......................             60,395

                                                                       3,354,671
Web Portals/Internet Service Providers - 0.9%
       2,226    Yahoo Japan Corp.*,** .......................         25,011,236
--------------------------------------------------------------------------------
Total Common Stock (cost $2,533,139,422) ....................      2,601,697,695
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.9%
      69,953    Porsche A.G.**
                  (cost $12,229,293) ........................         25,450,500
--------------------------------------------------------------------------------
Time Deposits - 8.3%
                Society Generale, New York
$100,000,000      1.25%, 5/1/03 .............................        100,000,000
                SunTrust Bank
 129,900,000      1.75%, 5/1/03 .............................        129,900,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $229,900,000) .....................        229,900,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,775,268,715) - 103.3% ......      2,857,048,195
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (3.3)%     (90,801,272)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,766,246,923
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

                                          Janus Overseas Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS OVERSEAS FUND

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          0.8%          $    23,087,961
Belgium                                            1.1%               29,770,708
Bermuda                                            1.7%               49,225,108
Brazil                                             1.5%               43,770,257
Canada                                             7.4%              212,466,756
China                                              0.1%                3,381,461
Denmark                                            0.5%               14,343,380
Finland                                            1.4%               40,365,489
France                                            10.2%              291,766,556
Germany                                            2.7%               77,728,586
Hong Kong                                          2.4%               68,288,435
India                                              3.6%              102,777,611
Ireland                                            0.8%               23,606,113
Israel                                             1.1%               32,357,314
Italy                                              5.0%              142,890,714
Japan                                              9.8%              279,959,970
Mexico                                             1.7%               49,655,658
Netherlands                                        6.4%              183,625,526
Portugal                                             0%                   27,488
Russia                                             0.7%               18,493,125
South Korea                                        1.8%               49,757,669
Spain                                              1.0%               28,631,691
Sweden                                             3.0%               85,758,278
Switzerland                                        8.0%              227,828,539
Taiwan                                             1.2%               32,966,285
United Kingdom                                    18.0%              514,617,517
United States++                                    8.1%              229,900,000
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,857,048,195

++Includes Short-Term Securities (0% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/22/03           4,600,000    $     7,298,587    $      (116,147)
British Pound 9/26/03           2,000,000          3,166,533            (46,954)
British Pound 10/17/03         25,000,000         39,530,927           (714,927)
Euro 9/26/03                   39,700,000         44,077,514         (1,452,267)
Hong Kong Dollar
  8/8/03                      462,400,000         59,248,376             (7,338)
Japanese Yen 8/8/03         5,300,000,000         44,612,628           (175,430)
Japanese Yen 10/17/03       8,630,000,000         72,816,831           (840,184)
Mexican Peso 8/8/03           284,400,000         27,204,464         (1,707,980)
South Korean Won
  5/9/03                   16,400,000,000         13,489,282            334,049
South Korean Won
  5/27/03                  21,600,000,000         17,743,605             99,598
Swiss Franc 10/17/03           29,900,000         22,149,515           (590,852)
--------------------------------------------------------------------------------
Total                                        $   351,338,262    $    (5,218,432)

See Notes to Schedule of Investments and Financial Statements.

6  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  2,775,269

Investments at value                                                $  2,857,048
  Cash                                                                     7,581
  Receivables:
    Investments sold                                                      23,983
    Fund shares sold                                                       3,002
    Dividends                                                             12,346
    Interest                                                                   8
  Other assets                                                                10
  Forward currency contracts                                                 434
--------------------------------------------------------------------------------
Total Assets                                                           2,904,412
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 96,342
    Fund shares repurchased                                               33,589
    Advisory fees                                                          1,473
    Transfer agent fees and expenses                                         532
  Accrued expenses                                                           577
  Forward currency contracts                                               5,652
--------------------------------------------------------------------------------
Total Liabilities                                                        138,165
--------------------------------------------------------------------------------
Net Assets                                                          $  2,766,247
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          184,764
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      14.97
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Overseas Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        591
  Dividends                                                               30,918
  Foreign tax withheld                                                   (4,019)
--------------------------------------------------------------------------------
Total Investment Income                                                   27,490
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            9,500
  Transfer agent fees and expenses                                         2,946
  Registration fees                                                           61
  Postage and mailing expenses                                                51
  Custodian fees                                                           1,013
  Printing expenses                                                           71
  Audit fees                                                                  36
  Trustees' fees and expenses                                                 21
  Other expenses                                                              26
--------------------------------------------------------------------------------
Total Expenses                                                            13,725
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (111)
--------------------------------------------------------------------------------
Net Expenses                                                              13,614
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              13,876
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (247,364)
  Net realized gain/(loss) from foreign
    currency transactions                                               (50,897)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     222,845
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                  (75,416)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $   (61,540)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

8  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $     13,876     $     30,562
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (298,261)        (643,482)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    222,845           27,251
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        (61,540)        (585,669)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (33,135)         (26,693)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (33,135)         (26,693)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,646,197        4,445,938
  Shares issued in connection with Acquisition*                           8,889              N/A
  Reinvested dividends and distributions                                 31,585           25,428
  Shares repurchased                                                (2,068,346)      (5,605,044)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               (381,675)      (1,133,678)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (476,350)      (1,746,040)
Net Assets:
  Beginning of period                                                 3,242,597        4,988,637
------------------------------------------------------------------------------------------------
  End of period                                                    $  2,766,247     $  3,242,597
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  4,646,410     $  5,028,307
  Accumulated net investment income/(loss)*                               9,259           28,518
  Accumulated net realized gain/(loss) from investments*            (1,965,746)      (1,667,485)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                        76,324        (146,743)
------------------------------------------------------------------------------------------------
                                                                   $  2,766,247     $  3,242,597
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           110,456          249,524
  Shares issued in connection with Acquisition*                             608              N/A
  Reinvested distributions                                                2,044            1,309
------------------------------------------------------------------------------------------------
Total                                                                   113,108          250,833
------------------------------------------------------------------------------------------------
  Shares repurchased                                                  (138,421)        (311,336)
Net Increase/(Decrease) in Fund Shares                                 (25,313)         (60,503)
Shares Outstanding, Beginning of Period                                 210,077          270,580
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       184,764          210,077
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    902,770     $  2,595,748
  Proceeds from sales of securities                                   1,383,754        3,181,660
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

* See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Overseas Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each
fiscal year ended October 31                      2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $    15.44     $    18.44     $    33.44     $    25.35     $    17.95     $    17.94
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .07            .15            .28            .01             --            .08
  Net gains/(losses) on securities
    (both realized and unrealized)               (.38)         (3.05)        (11.42)           8.22           7.49            .54
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.31)         (2.90)        (11.14)           8.23           7.49            .62
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.16)          (.10)          (.20)            --           (.09)          (.10)
  Distributions (from capital gains)*               --             --         (3.66)          (.14)            --           (.51)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.16)          (.10)         (3.86)          (.14)          (.09)          (.61)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $    14.97     $    15.44     $    18.44     $    33.44     $    25.35     $    17.95
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (2.09)%       (15.78)%       (37.09)%         32.59%         41.77%          3.55%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)    $2,766,247     $3,242,597     $4,988,637     $9,380,308     $5,639,980     $3,889,098
Average Net Assets for the Period
  (in thousands)                            $2,947,402     $4,445,864     $6,945,505     $9,862,835     $4,577,552     $3,948,710
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.94%          0.91%          0.87%          0.89%          0.92%          0.96%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.93%          0.89%          0.85%          0.88%          0.91%          0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                0.95%          0.69%          0.77%          0.22%        (0.03)%          0.58%
Portfolio Turnover Rate***                         64%            63%            65%            62%            92%           105%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

10  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt
GDR                 Global Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange
RNC                 Represents non-convertible savings shares

 * Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

ss. Schedule of Restricted and Illiquid Securities

                                                                     Value as
                          Acquisition   Acquisition      Fair          % of
                              Date         Cost          Value       Net Assets
--------------------------------------------------------------------------------
TI Automotive, Ltd.          7/1/01         $0            $0            0.00%
--------------------------------------------------------------------------------

The fund has registration rights for certain restricted securities held as of April 30, 2003. The issuer incurs all registration costs.

Illiquid securities are valued at fair value determined in good faith under procedures established by and under the supervision of the trustees.

+ Security may be deemed to be restricted for resale.

                                                                       Value as
                       Acquisition       Acquisition                     % of
                           Date              Cost          Value      Net Assets
--------------------------------------------------------------------------------
Janus Overseas Fund
Aegis Group PLC           2/4/03          $8,713,658    $17,317,270      0.63%
--------------------------------------------------------------------------------

# The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2003.

                                Purchases                     Sales                Realized      Dividend      Market Value
                          Shares          Cost         Shares         Cost        Gain/(Loss)     Income        at 4/30/03
---------------------------------------------------------------------------------------------------------------------------
TI Automotive, Ltd.         --             --            --            --             --            --              $0
---------------------------------------------------------------------------------------------------------------------------

                                         Janus Overseas Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Overseas Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

12  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                         Janus Overseas Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Shares sold of the Fund may be subject to the Fund's 1.00% redemption fee if held for three months or less from their date of purchase. The fee is paid to the Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset levels and cash flows due to short term trading.

During the period ended April 30, 2003, Janus Capital reimbursed the Fund for certain trading errors, the amounts which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
            $3,600                       $2,701                  $166,476
--------------------------------------------------------------------------------

14  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
$(1,638,431,220)    $2,817,954,591    $278,666,680    $(239,573,076)      $39,093,604
-------------------------------------------------------------------------------------

4.   FUND ACQUISITION

On April 21, 2003, Janus Overseas Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger International Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                            Acquired        Net Assets
                                                      Acquiring Fund     Acquired Fund   Fund Unrealized       After
Acquiring Fund           Acquired Fund                  Net Assets        Net Assets          AP/DP        Reorganization
-------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund      Berger International Fund    $2,735,169,004      $8,888,573         $222,070      $2,744,057,577
-------------------------------------------------------------------------------------------------------------------------

                                         Janus Overseas Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

16  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Overseas Fund  April 30, 2003  17

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--------------------------------------------------------------------------------

Notes

18  Janus Overseas Fund  April 30, 2003

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--------------------------------------------------------------------------------

Notes

                                         Janus Overseas Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Overseas Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                         Janus Overseas Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      OS54-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS WORLDWIDE FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Explanations of Charts, Tables and Financial Statements ........    15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS WORLDWIDE FUND

--------------------------------------------------------------------------------

[PHOTO]
Laurence Chang
portfolio manager

[PHOTO]
Helen Young Hayes
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Worldwide Fund declined 2.70% while its benchmark, the MSCI World Index,SM rose 3.62%. For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking 273rd out of 316 Global Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

Most of the major international market indices ended the period in negative territory. Overall, a late-year surge in most of the broader indices turned south as a slowing economic recovery, particularly on the European continent, a looming war with Iraq and other geopolitical concerns ensued. On a positive note, the Morgan Stanley Capital International World IndexSM returned 3.62%, while the Morgan Stanley Capital International Europe, Australia and Far East Index grew by 1.81%. Turning to individual regions, the United Kingdom's FTSE 100 Index fared the best among non-U.S. markets with a 0.61% loss for the six-month period. Elsewhere in Europe, France's CAC 40 Index gave up 5.84% for the period, while Germany's DAX Index lost 6.69%. Both countries continue to experience record unemployment and the lowest consumer confidence in decades. In Asia, recession-weary Japan's primary indicator, the Nikkei 225 Index, gave up 8.81% while nearby Hong Kong's Hang Seng lost 5.50%. The technology-heavy Taiwan Weighted and South Korea Composite indices lost 9.40% and 7.14%, respectively.

All three major U.S. stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November.

Foreign currencies gained considerably against the U.S. dollar, particularly the euro and Japanese yen.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The largest detractor from performance was our holding in Sony, the Japanese-based consumer electronics company, which fell 43.47% during the period and cost the Fund 0.47% in relative performance. Tobacco conglomerate Altria Group (formerly Philip Morris) declined 17.55%, and resulted in a 0.35% detraction from relative performance. A 16.56% loss in shares of China Mobile, the largest wireless provider in China, also hurt our returns, subtracting 0.26% from the Fund's performance. Publishing conglomerate Wolters Kluwer also disappointed us with a 31.85% drop in share value, which resulted in a 0.26% detraction from relative performance, while Securitas, a Swedish-based guarding and security company, declined 13.77% during the period, with a 0.26% hit to relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

On the positive side, PetroBras, the Brazilian energy company whose shares rose 45.78% during the period, was the strongest contributor to performance, adding 0.27% to the Fund's relative results. U.S. media holdings USA Interactive, which climbed 18.19%, and Liberty Media, which rose 33.01%, also performed well, adding 0.24% and 0.20%, respectively, to performance. Danske Bank, based in Denmark, gained 25.91% in value and added 0.22% to performance. Finally, News Corporation, the Australian-based international media company, climbed 20.87%, which resulted in a contribution of 0.17% to the Fund's relative returns.

Q. WHAT OTHER INVESTMENT STRATEGIES AFFECTED THE FUND'S PERFORMANCE?

Residual currency hedges that were in place during the fourth quarter of 2002 hurt performance. We have reduced our hedges considerably during the period.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Several select holdings within the industrial sector held back performance, offsetting our slightly underweight position in this industry compared to the index. Likewise, declines among several of our stocks in information technology, an area in which we were underweight compared to the index, also detracted from our performance as this industry generally did well during the period. On the positive side, although we have less exposure to the financial sector compared to the index, our stock-picking in this industry made a larger relative contribution to performance. Similarly, the energy sector also advanced, and our select holdings in this industry, which outweighed the index considerably, aided performance.

Q. WHICH COUNTRIES HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our underweight in US-based stocks compared to the index negatively impacted the Fund, as this stock group fared the best during the period. Similarly, our holdings in Japan worked against us, as the Fund held considerably more stocks in this underperforming country than the index. On the positive side, our Brazil-based and Danish companies worked well for the Fund, as these groups advanced during the period. We were significantly overweight in both areas vs. the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our approach to managing the Fund during these unsettling times centers on achieving what we consider to be an appropriate mix of steady, predictable earnings growers and other, more economically sensitive companies that are currently operating in depressed sectors, but are executing well and appear to be well positioned to benefit from an eventual up tick in economic growth. The fundamental research process will remain strictly focused on valuation, strong balance sheets, solid execution and strong cash flow generation.

                                         Janus Worldwide Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Worldwide Fund $32,310
Morgan Stanley Capital International World IndexSM $19,250

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of blue. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Worldwide Fund ($32,310) as compared to the Morgan Stanley Capital International World Index ($19,250).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          5/15/91*
--------------------------------------------------------------------------------
Janus Worldwide
Fund                     (22.05)%      (4.05)%        8.63%         10.30%
--------------------------------------------------------------------------------
Morgan Stanley
Capital International
World IndexSM            (14.58)%      (4.25)%        5.26%         5.63%

FUND STRATEGY
--------------------------------------------------------------------------------
Normally emphasizing an investment mix from at least five different countries, including the US. This broadly diversified portfolio seeks high-quality growth franchises believed to be trading at reasonable prices.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 1.0%
Cash and Cash Equivalents -- 5.8%
Common Stock -- Domestic -- 38.5%
Common Stock -- Foreign -- 54.7%

Number of Stocks: 140
Top 10 Equities: 19.1%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        2.7%                 2.7%
Total Fina Elf S.A.                                    2.5%                 2.1%
STMicroelectronics N.V.                                2.2%                 1.7%
Microsoft Corp.                                        2.0%                 1.8%
Samsung Electronics Company, Ltd.                      1.9%                 1.5%
Pfizer, Inc.                                           1.8%                 1.5%
Medtronic, Inc.                                        1.6%                 1.5%
EnCana Corp.                                           1.5%                 1.5%
Eni S.p.A                                              1.5%                 1.1%
Marsh & McLennan Companies, Inc.                       1.4%                 1.1%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------
[ ] Janus Worldwide Fund      o Morgan Stanley Capital
                                International World IndexSM

[BAR CHART OMITTED]

                                                                 Morgan Stanley
                                                  Janus             Capital
                                                Worldwide        International
                                                   Fund          World IndexSM

Medical -- Drugs                                   10.4%               8.6%
Oil Companies -- Integrated                         7.7%               6.1%
Multimedia                                          5.0%               2.0%
Electronic Components -- Semiconductors             4.9%               1.6%
Money Center Banks                                  4.4%               4.9%

TOP COUNTRIES
--------------------------------------------------------------------------------

[BAR CHART OMITTED]

United States      38.7%
United Kingdom      9.8%
Japan               8.3%
France              5.7%
Switzerland         4.1%

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(1)  All returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Worldwide Fund 92nd out of 167 and 7th out of 36 Global Funds for the 5-, and 10-year periods, respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Helen Young Hayes will co-manage Janus Worldwide Fund through June 16, 2003, at which time Laurence Chang will become the sole portfolio manager of Janus Worldwide Fund.

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World IndexSM is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The FTSE 100 Index is an index of the 100 largest companies (by market capitalization) in the United Kingdom. The CAC 40 Index is a capitalization weighted index and the principal French stock index covering 40 French Equities. The DAX is the Deutsche Boerse's blue-chip index containing the 30 largest German issues admitted to the Official Market or the Regulated Market at the Frankfurt Stock Exchange. The Nikkei 225 Index is composed of the 225 largest stocks on the Tokyo Stock Exchange. The Hang Seng Index is a market-value weighted index of the stock prices of the 33 largest companies on the Hong Kong market. The Taiwan Stock Exchange Weighted Stock Index is a capitalization-weighted index that tracks the price-only performance of the majority of shares listed on the Taiwan Stock Exchanges. The Korea Stock Price Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges. The Index was developed with a base value of 100 as of January 4th, 1980. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Worldwide Fund  April 30, 2003

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JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 93.2%
Advertising Services - 0.8%
  13,252,749    WPP Group PLC** .............................    $    93,456,361

Aerospace and Defense - 3.4%
   1,575,980    General Dynamics Corp. ......................         97,821,079
   1,331,650    Lockheed Martin Corp. .......................         66,649,082
   1,770,125    Northrop Grumman Corp. ......................        155,682,494
   2,628,240    Raytheon Co. ................................         78,663,223

                                                                     398,815,878
Applications Software - 2.0%
   9,263,440    Microsoft Corp. .............................        236,866,161

Athletic Footwear - 0.8%
     421,314    Adidas - Salomon A.G.** .....................         36,440,134
   1,062,660    NIKE, Inc. - Class B ........................         56,884,190

                                                                      93,324,324
Audio and Video Products - 0.3%
   1,372,565    Sony Corp.** ................................         33,376,140

Automotive - Cars and Light Trucks - 2.3%
   1,903,846    BMW A.G.** ..................................         63,529,490
   4,283,200    Honda Motor Company, Ltd.** .................        141,863,492
   8,848,690    Nissan Motor Company, Ltd.** ................         67,889,916

                                                                     273,282,898
Beverages - Non-Alcoholic - 0.3%
     748,590    Coca-Cola Co. ...............................         30,243,036

Beverages - Wine and Spirits - 1.2%
  12,541,867    Diageo PLC** ................................        139,079,451

Brewery - 0.8%
     864,900    Asahi Breweries, Ltd.** .....................          5,141,825
   2,220,429    Heineken N.V.** .............................         82,444,570

                                                                      87,586,395
Broadcast Services and Programming - 2.7%
   3,295,222    Clear Channel Communications, Inc.* .........        128,876,132
   3,465,720    Grupo Televisa S.A. (ADR)*,** ...............        105,149,945
   7,497,500    Liberty Media Corp. - Class A* ..............         82,472,500

                                                                     316,498,577
Cable Television - 0.6%
   1,512,820    Comcast Corp. - Class A* ....................         48,274,086
     833,940    Comcast Corp. - Special Class A* ............         25,068,236

                                                                      73,342,322
Casino Services - 0.3%
     413,890    International Game Technology* ..............         35,718,707

Cellular Telecommunications - 2.2%
  66,880,050    China Mobile, Ltd.** ........................        134,205,508
  48,718,355    Vodafone Group PLC** ........................         96,848,048
   1,159,585    Vodafone Group PLC (ADR)** ..................         22,913,400

                                                                     253,966,956
Chemicals - Diversified - 1.0%
   9,310,896    BOC Group PLC** .............................        117,412,999

Chemicals - Specialty - 0.5%
     150,356    Givaudan S.A.** .............................         58,201,893

Commercial Banks - 2.8%
   2,129,071    Banco Popular Espanol S.A.** ................        103,217,260
   6,207,023    Danske Bank A/S .............................        119,426,473
   1,960,943    Kookmin Bank** ..............................         55,035,518
     317,726    Kookmin Bank (ADR)** ........................          8,753,351
   4,417,048    Westpac Banking Corporation, Ltd. ...........         43,960,743

                                                                     330,393,345
Commercial Services - Finance - 0.4%
     912,520    Moody's Corp. ...............................    $    44,065,591

Computers - 1.5%
   3,600,320    Dell Computer Corp.* ........................        104,085,251
     826,475    IBM Corp. ...................................         70,167,727

                                                                     174,252,978
Computers - Integrated Systems - 0.2%
     635,550    Diebold, Inc. ...............................         25,409,289

Cosmetics and Toiletries - 1.5%
   2,194,270    Estee Lauder Companies, Inc. - Class A ......         71,313,775
   5,655,285    Kao Corp.** .................................        103,138,059

                                                                     174,451,834
Data Processing and Management - 0.9%
     976,990    First Data Corp. ............................         38,327,318
   2,451,470    Fiserv, Inc.* ...............................         72,171,277

                                                                     110,498,595
Diversified Minerals - 0.5%
   1,901,825    Companhia Vale do Rio Doce (ADR) ............         53,175,027

Diversified Operations - 1.0%
   1,592,555    ARAMARK Corp. - Class B* ....................         36,565,063
   2,533,000    Cendant Corp.* ..............................         36,171,240
   2,628,290    Tyco International, Ltd. ....................         41,001,324

                                                                     113,737,627
Electronic Components - Semiconductors - 4.9%
     619,800    Rohm Company, Ltd.** ........................         63,871,726
     870,680    Samsung Electronics Company, Ltd.** .........        218,565,756
   9,722,490    STMicroelectronics N.V.** ...................        200,951,316
   2,844,984    STMicroelectronics N.V. (New York Shares)** .         58,578,221
   1,890,395    Texas Instruments, Inc. .....................         34,953,404

                                                                     576,920,423
Enterprise Software/Services - 0.5%
   1,933,665    Computer Associates International, Inc. .....         31,402,720
     250,624    SAP A.G.** ..................................         25,480,820

                                                                      56,883,540
Entertainment Software - 0.2%
     421,880    Electronic Arts, Inc.* ......................         25,004,828

Fiduciary Banks - 1.2%
   2,872,400    Bank of New York Company, Inc. ..............         75,974,980
     864,220    Northern Trust Corp. ........................         30,334,122
     852,350    State Street Corp. ..........................         29,857,820

                                                                     136,166,922
Finance - Consumer Loans - 0.6%
     619,240    SLM Corp. ...................................         69,354,880

Finance - Credit Card - 0.3%
     983,260    American Express Co. ........................         37,226,224

Finance - Investment Bankers/Brokers - 3.0%
   7,917,881    Citigroup, Inc. .............................        310,776,829
     430,055    Goldman Sachs Group, Inc. ...................         32,641,174
   1,185,000    Nomura Securities Company, Ltd.** ...........         11,734,739

                                                                     355,152,742
Finance - Mortgage Loan Banker - 1.0%
   1,691,180    Fannie Mae ..................................        122,424,520

Food - Catering - 0.8%
  21,207,092    Compass Group PLC** .........................         97,968,570

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Worldwide Fund  April 30, 2003  3

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JANUS WORLDWIDE FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Food - Diversified - 2.0%
     245,067    Groupe Danone** .............................    $    34,679,790
     378,701    Nestle S.A.** ...............................         77,205,570
   1,947,614    Unilever N.V.** .............................        122,698,485

                                                                     234,583,845
Food - Wholesale/Distribution - 0.3%
   1,321,565    Sysco Corp. .................................         37,968,562

Hotels and Motels - 0.4%
   1,655,815    Starwood Hotels & Resorts Worldwide, Inc. ...         44,442,075

Industrial Gases - 0.5%
     413,567    L'Air Liquide S.A.** ........................         62,632,261

Insurance Brokers - 1.9%
   3,533,110    Marsh & McLennan Companies, Inc. ............        168,458,685
   1,577,130    Willis Group Holdings, Ltd. .................         49,190,685

                                                                     217,649,370
Internet Security - 0.7%
   5,383,444    Check Point Software Technologies, Ltd.* ....         84,681,574

Machinery - Construction and Mining - 0.8%
   3,815,605    Atlas Copco A.B. - Class A ..................         92,595,581

Machinery - Electrical - 0.5%
   1,248,759    Schneider Electric S.A.** ...................         59,118,263

Medical - Drugs - 10.4%
   3,355,020    Abbott Laboratories .........................        136,314,463
   2,599,600    Aventis S.A.** ..............................        132,033,985
     719,100    Eisai Company, Ltd.** .......................         12,692,483
   1,475,900    Fujisawa Pharmaceutical Co.** ...............         24,998,474
   5,345,024    GlaxoSmithKline PLC** .......................        107,995,056
   1,515,906    Novartis A.G.** .............................         59,797,510
   6,880,961    Pfizer, Inc. ................................        211,589,551
   1,713,134    Roche Holding A.G.** ........................        109,008,202
      58,668    Serono S.A. - Class B** .....................         31,837,294
   4,092,000    Takeda Chemical Industries, Ltd.** ..........        149,941,640
   2,105,295    Teva Pharmaceutical Industries, Ltd. (ADR) ..         98,317,276
   5,600,420    Yamanouchi Pharmaceutical Company, Ltd.** ...        141,348,853

                                                                   1,215,874,787
Medical - HMO - 1.3%
   1,606,315    UnitedHealth Group, Inc. ....................        147,989,801

Medical Instruments - 1.6%
   3,915,711    Medtronic, Inc. .............................        186,936,043

Medical Labs and Testing Services - 0.2%
     961,340    Laboratory Corporation of America Holdings* .         28,321,076

Medical Products - 1.0%
   8,670,750    Amersham PLC** ..............................         62,326,902
   1,006,950    Johnson & Johnson ...........................         56,751,702

                                                                     119,078,604
Metal Processors and Fabricators - 1.1%
   9,064,152    Assa Abloy A.B. - Class B ...................         86,434,699
   1,361,300    SKF A.B. - Class B ..........................         39,442,872

                                                                     125,877,571
Money Center Banks - 4.4%
  13,986,077    Barclays PLC** ..............................         96,200,098
   6,276,387    Royal Bank of Scotland Group PLC** ..........        164,613,708
   1,393,640    Societe Generale - Class A** ................         85,232,167
   2,950,676    UBS A.G.** ..................................        139,999,705
   7,721,089    UniCredito Italiano S.p.A.** ................         33,795,472

                                                                     519,841,150
Multi-Line Insurance - 1.1%
   3,442,895    Allstate Corp. ..............................    $   130,107,002

Multimedia - 5.0%
  10,015,065    AOL Time Warner, Inc.* ......................        137,006,089
     613,660    Gannett Company, Inc. .......................         46,466,335
   1,854,175    McGraw-Hill Companies, Inc. .................        108,265,278
  18,752,358    News Corporation, Ltd. ......................        133,493,731
     693,936    News Corporation, Ltd. (ADR) ................         19,624,510
   1,684,815    Viacom, Inc. - Class B* .....................         73,137,819
   3,377,855    Walt Disney Co. .............................         63,030,774

                                                                     581,024,536
Networking Products - 0.7%
   5,830,040    Cisco Systems, Inc.* ........................         87,683,802

Non-Hazardous Waste Disposal - 0.2%
   1,040,200    Waste Management, Inc. ......................         22,593,144

Office Automation and Equipment - 0.8%
   2,313,000    Canon, Inc.** ...............................         93,481,972

Oil Companies - Exploration and Production - 0.9%
   1,014,706    Canadian Natural Resources, Ltd. ............         33,809,387
  21,501,500    CNOOC, Ltd.** ...............................         28,258,690
   1,291,795    EOG Resources, Inc. .........................         48,287,297

                                                                     110,355,374
Oil Companies - Integrated - 7.0%
  12,720,236    BP PLC** ....................................         80,731,451
   5,457,836    EnCana Corp. ................................        178,846,278
  12,194,676    Eni S.p.A.** ................................        174,038,471
 128,047,200    PetroChina Company, Ltd.** ..................         29,224,662
     463,580    Petroleo Brasileiro S.A. (ADR) ..............          8,599,409
   2,244,509    Total Fina Elf S.A.** .......................        294,328,004
     348,815    Yukos (ADR) .................................         61,042,625

                                                                     826,810,900
Oil Refining and Marketing - 0.3%
   5,111,789    Statoil A.S.A. ..............................         40,542,100

Optical Supplies - 0.4%
     760,690    Hoya Corp.** ................................         44,967,839

Paper and Related Products - 0.8%
   6,404,950    UPM - Kymmene Oyj** .........................         93,639,569

Petrochemicals - 1.0%
  19,341,184    Reliance Industries, Ltd. ...................        112,301,013

Publishing - Newspapers - 0.5%
   1,197,785    New York Times Co. - Class A ................         55,553,268

Retail - Discount - 0.6%
   2,087,375    Costco Wholesale Corp.* .....................         72,285,796

Security Services - 0.6%
   6,128,520    Securitas A.B. - Class B ....................         71,927,204

Soap and Cleaning Preparations - 0.5%
   3,598,097    Reckitt Benckiser PLC** .....................         64,036,421

Super-Regional Banks - 0.6%
     991,715    Bank of America Corp. .......................         73,436,496

Telecommunication Equipment - 0.8%
   4,411,023    Nokia Oyj** .................................         74,629,562
   1,245,270    Nokia Oyj (ADR)** ...........................         20,634,124

                                                                      95,263,686
Telecommunication Services - 0.4%
 182,494,000    China Telecom Corporation, Ltd.*,** .........         34,865,369
     466,500    China Telecom Corporation, Ltd. (ADR)*,** ...          8,863,500

                                                                      43,728,869

See Notes to Schedules of Investments and Financial Statements.

4  Janus Worldwide Fund  April 30, 2003

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--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telephone - Integrated - 0.8%
   4,877,264    Telecom Italia S.p.A.** .....................    $    39,816,489
   7,708,706    Telecom Italia S.p.A. - RNC** ...............         37,784,718
     436,676    Telefonos de Mexico S.A. (ADR)** ............         13,191,982

                                                                      90,793,189
Tobacco - 1.2%
   2,709,015    Altria Group Inc. ...........................         83,329,301
       8,900    Japan Tobacco, Inc.** .......................         51,865,672

                                                                     135,194,973
Toys - 0.1%
     217,000    Nintendo Company, Ltd.** ....................         16,958,243

Travel Services - 1.3%
   5,241,335    USA Interactive* ............................        156,977,983
--------------------------------------------------------------------------------
Total Common Stock (cost $10,616,625,312) ...................     10,941,512,975
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Automotive - Cars and Light Trucks - 0.3%
      92,345    Porsche A.G.** ..............................         33,597,221

Oil Companies - Integrated - 0.7%
   4,451,225    Petroleo Brasileiro S.A. (ADR) ..............         76,160,460

--------------------------------------------------------------------------------
Total Preferred Stock (cost $117,784,195) ...................        109,757,681
--------------------------------------------------------------------------------
Time Deposits - 5.3%
                Fifth Third Bank
$324,200,000      1.26%, 5/1/03 .............................        324,200,000
                SunTrust Bank
 300,000,000      1.26%, 5/1/03 .............................        300,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $624,200,000) .....................        624,200,000
--------------------------------------------------------------------------------
Total Investments (total cost $11,358,609,507) - 99.5% ......     11,675,470,656
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.5%         63,984,305
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $11,739,454,961
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                          1.7%          $   197,078,984
Bermuda                                            0.8%               90,192,009
Brazil                                             1.2%              137,934,896
Canada                                             1.8%              212,655,665
China                                              0.6%               72,953,531
Denmark                                            1.0%              119,426,473
Finland                                            1.6%              188,903,255
France                                             5.7%              668,024,470
Germany                                            1.4%              159,047,665
Hong Kong                                          1.4%              162,464,198
India                                              1.0%              112,301,013
Israel                                             1.6%              182,998,850
Italy                                              2.4%              285,435,150
Japan                                              8.3%              963,271,073
Mexico                                             1.0%              118,341,927
Netherlands                                        4.0%              464,672,592
Norway                                             0.3%               40,542,100
Russia                                             0.5%               61,042,625
South Korea                                        2.4%              282,354,625
Spain                                              0.9%              103,217,260
Sweden                                             2.5%              290,400,356
Switzerland                                        4.1%              476,050,174
United Kingdom                                     9.8%            1,143,582,465
United States++                                   44.0%            5,142,579,300
--------------------------------------------------------------------------------
Total                                            100.0%          $11,675,470,656

++Includes Short-Term Securities (38.7% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 8/22/03          17,000,000    $    26,973,037    $      (613,007)
British Pound 9/26/03          15,000,000         23,749,000           (352,150)
British Pound 10/17/03         23,000,000         36,368,453           (657,733)
Euro 9/26/03                   88,000,000         97,703,306         (2,721,099)
Hong Kong Dollar
  8/8/03                    1,401,300,000        179,551,793            (22,237)
Japanese Yen 8/8/03         9,400,000,000         79,124,283            301,151
Japanese Yen 10/17/03       9,733,000,000         82,123,548           (947,568)
Mexican Peso 8/8/03           678,700,000         64,921,483         (4,289,566)
South Korean Won
  5/9/03                   39,100,000,000         32,160,423            796,421
South Korean Won
  5/27/03                  47,620,000,000         39,118,077            219,577
Swiss Franc 10/17/03           46,200,000         34,224,335           (907,347)
--------------------------------------------------------------------------------
Total                                        $   696,017,738    $    (9,193,558)

See Notes to Schedules of Investments and Financial Statements.

                                         Janus Worldwide Fund  April 30, 2003  5

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--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $ 11,358,610

Investments at value                                                $ 11,675,471
  Receivables:
    Investments sold                                                     143,447
    Fund shares sold                                                       4,456
    Dividends                                                             43,806
    Interest                                                                  68
  Other assets                                                                56
  Forward currency contracts                                               1,317
--------------------------------------------------------------------------------
Total Assets                                                          11,868,621
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                       1,153
    Investments purchased                                                 77,791
    Fund shares repurchased                                               30,130
    Advisory fees                                                          6,151
    Transfer agent fees and expenses                                       2,020
  Accrued expenses                                                         1,410
  Forward currency contracts                                              10,511
--------------------------------------------------------------------------------
Total Liabilities                                                        129,166
--------------------------------------------------------------------------------
Net Assets                                                          $ 11,739,455
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          370,420
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      31.69
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Worldwide Fund  April 30, 2003

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--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      3,419
  Dividends                                                              129,259
  Foreign tax withheld                                                  (11,355)
--------------------------------------------------------------------------------
Total Investment Income                                                  121,323
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           39,690
  Transfer agent fees and expenses                                        12,935
  Registration fees                                                           89
  Postage and mailing expenses                                               279
  Custodian fees                                                           2,308
  Printing expenses                                                          479
  Audit fees                                                                  24
  Trustees' fees and expenses                                                 64
  Other expenses                                                              73
--------------------------------------------------------------------------------
Total Expenses                                                            55,941
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (519)
--------------------------------------------------------------------------------
Net Expenses                                                              55,422
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              65,901
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (1,010,786)
  Net realized gain/(loss) from foreign currency transactions          (160,950)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     741,977
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (429,759)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (363,858)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                         Janus Worldwide Fund  April 30, 2003  7

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--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $     65,901     $    113,048
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (1,171,736)      (3,124,501)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    741,977        (128,006)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (363,858)      (3,139,459)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (122,640)          (6,067)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (122,640)          (6,067)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         1,320,794        3,593,405
  Reinvested dividends and distributions                                120,183            5,915
  Shares repurchased                                                (2,680,192)      (7,320,009)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (1,239,215)      (3,720,689)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (1,725,713)      (6,866,215)
Net Assets:
  Beginning of period                                                13,465,168       20,331,383
------------------------------------------------------------------------------------------------
  End of period                                                    $ 11,739,455     $ 13,465,168
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $ 19,898,598     $ 21,137,813
  Accumulated net investment income/(loss)*                              54,911          111,650
  Accumulated net realized gain/(loss) from investments*            (8,522,987)      (7,351,251)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       308,933        (433,044)
------------------------------------------------------------------------------------------------
                                                                   $ 11,739,455     $ 13,465,168
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            41,806           93,344
  Reinvested distributions                                                3,721              140
------------------------------------------------------------------------------------------------
Total                                                                    45,527           93,484
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (84,811)        (189,860)
Net Increase/(Decrease) in Fund Shares                                 (39,284)         (96,376)
Shares Outstanding, Beginning of Period                                 409,704          506,080
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       370,420          409,704
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $  3,772,366     $ 12,259,366
  Proceeds from sales of securities                                   4,713,043       14,678,530
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Worldwide Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each
fiscal year ended October 31                      2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     32.87    $     40.17    $     70.74    $     58.87    $     41.52    $     40.05
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .18            .27            .39            .03            .02           1.26
  Net gains/(losses) on securities
    (both realized and unrealized)              (1.05)         (7.56)        (24.04)          13.15          17.51           3.01
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (.87)         (7.29)        (23.65)          13.18          17.53           4.27
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.31)          (.01)          (.41)          (.03)          (.18)         (1.35)
  Distributions (from capital gains)*               --             --         (6.51)         (1.28)            --          (1.45)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.31)          (.01)         (6.92)         (1.31)          (.18)         (2.80)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     31.69    $     32.87    $     40.17    $     70.74    $     58.87    $     41.52
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                 (2.70)%       (18.15)%       (36.56)%         22.41%         42.33%         11.40%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $11,739,455    $13,465,168    $20,331,383    $37,775,243    $24,091,321    $13,931,990
Average Net Assets for the Period
  (in thousands)                           $12,315,434    $18,185,263    $27,993,000    $38,726,913    $18,892,896    $13,078,350
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.92%          0.87%          0.87%          0.88%          0.89%          0.92%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.91%          0.86%          0.85%          0.86%          0.88%          0.90%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                1.08%          0.62%          0.53%          0.13%          0.07%          0.47%
Portfolio Turnover Rate***                         64%            73%            78%            58%            68%            86%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                         Janus Worldwide Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

RNC                 Represents non-convertible savings shares
ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

 * Non-income-producing security
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

10  Janus Worldwide Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Worldwide Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined by the Act of 1940. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                                        Janus Worldwide Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Worldwide Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital Management LLC ("Janus Capital"), an an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Shares sold of the Fund may be subject to the Fund's 1.00% redemption fee if held for three months or less from their date of purchase. The fee is paid to the Fund and is designed to offset the brokerage commissions, market impact and other costs associated with changes in the Fund's asset levels and cash flows due to short term trading.

During the period ended April 30, 2003, Janus Capital reimbursed the Fund for certain trading errors, the amounts of which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
           $57,951                      $43,474                  $816,200
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the period ended April 30, 2003, the Fund recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

                                              Purchases           Sales         Dividend   Market Value
                                             Shares/Cost       Shares/Cost       Income     at 4/30/03
-------------------------------------------------------------------------------------------------------
Janus Money Market Fund                     $700,000,000      $700,000,000      $18,082         --
-------------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund      $400,000,000      $400,000,000      $61,726         --
-------------------------------------------------------------------------------------------------------

                                        Janus Worldwide Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)     Appreciation
-------------------------------------------------------------------------------------
$(7,182,347,339)    $11,482,451,366   $1,121,258,051  $(928,238,761)     $193,019,290
-------------------------------------------------------------------------------------

14  Janus Worldwide Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                        Janus Worldwide Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Worldwide Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                        Janus Worldwide Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Worldwide Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                        Janus Worldwide Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Worldwide Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                        Janus Worldwide Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      WW41-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Amendment to the Statement of Changes in Net Assets

Please note, purchases of securities and proceeds from sale of securities, as reported on page 10, should read: $920,597 and $838,384, respectively. The printed figures within the report are inaccurate ($643,631 and $542,631, respectively).
                                            [LOGO] JANUS

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS BALANCED FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     8

     Statement of Operations ........................................     9

     Statement of Changes in Net Assets .............................    10

     Financial Highlights ...........................................    11

     Notes to Schedule of Investments ...............................    12

     Notes to Financial Statements ..................................    13

     Explanations of Charts, Tables and Financial Statements ........    17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

--------------------------------------------------------------------------------

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Balanced Fund gained 2.81% while its benchmarks, the S&P 500(R) Index, rose 4.47% and the Lehman Brothers Government/Credit Index gained 5.52%.(1) For the 12 months ended April 30, 2003, the Fund earned a first-quartile position, ranking 59th out of 509 Balanced Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. Treasury yields generally fell as prices rose, with gains most pronounced at the extreme ends of the yield curve. The decline in short-term rates was aided by a 50-basis point cut in the Federal Funds rate on the opening days of the period.

As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest detractor was Automatic Data Processing, which lost 20.39% in share value during the period. The payroll processor subtracted 0.74% from the Fund's relative performance. Insurance and financial services company American International Group also disappointed, declining 7.20% and detracting 0.35% from our results. Other holdings that worked against us included defense contractor General Dynamics Corp., which fell 20.79%, auto manufacturer Bayerische Motoren-Werke Ag, which declined 6.63%, and software giant Microsoft, which fell 4.08%. These stocks contributed respective losses of 0.33%, 0.24% and 0.18% to the Fund's relative returns.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

At the top of our list of strong performers was Liberty Media, a diversified worldwide entertainment company, which gained 33.01% in share value, and Internet portal Yahoo!, which rose 66.02%. These holdings contributed 0.48% and 0.42%, respectively, to the Fund's relative results. Also aiding our performance was Lexmark International, a provider of computer printing supplies and services, which rose 25.40% and added 0.37% to the Fund's returns. Rounding out our list of standouts were worldwide hotel operator Marriott International, which gained 16.61%, and industrial giant General Electric, which advanced 18.49%. These two stocks contributed 0.35% and 0.34%, respectively, to our relative results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our overweight positions in the consumer staples and consumer discretionary sectors provided a boost to performance during the period. Within the consumer staples sector, strong stock-picking also had a positive effect on the Fund's results. Meanwhile, our performance was held back by select holdings in the financial sector, a group in which we carried a comparable weighting to the index. We were also hurt by a number of specific holdings in the industrial sector, an area in which we had more exposure than the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Given the lingering uncertainty, I will continue to stand by my research-driven investment approach that focuses on identifying well-managed companies that can perform over the long term. My emphasis is on those with healthy balance sheets, the ability to generate free cash flow and allocate capital prudently, and managements that have a history of executing well regardless of the economic climate.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                          Janus Balanced Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Balanced Fund $32,285
S&P 500(R) Index $27,202
Lehman Brothers Government/
Credit Index $21,706

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through through April 30, 2003. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($32,285) as compared to the S&P 500 Index ($27,202) and the Lehman Brothers Government/Credit Index ($21,706).

                         One           Five           Ten           Since
                         Year          Year           Year          9/1/92*
Janus Balanced
Fund                     (3.42)%       5.25%          10.78%        11.62%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         9.84%
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit
Index                    12.43%        7.77%          7.33%         7.54%

FUND STRATEGY
--------------------------------------------------------------------------------
To attempt to achieve a diversified and balanced mix of equity and income-producing securities (40%-60% of each), this fund invests primarily in mature companies believed to demonstrate a history of solid earnings, strong cash flows, and shareholder-oriented management.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Foreign Dollar/Non-Dollar Bonds -- 0.5%
Preferred Stock -- 0.9%
Common Stock -- Foreign -- 5.2%
U.S. Treasury Notes/Bonds -- 9.8%
U.S. Government Agencies -- 10.0%
Cash and Cash Equivalents -- 10.3%
Corporate Bonds -- 21.6%
Common Stock -- Domestic -- 41.7%

Number of Bonds: 145
Number of Stocks: 87
Top 10 Equities: 13.6%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        1.7%                 1.5%
Marsh & McLennan Companies, Inc.                       1.5%                 1.8%
Exxon Mobil Corp.                                      1.5%                 1.7%
Berkshire Hathaway, Inc. - Class B                     1.4%                 1.4%
Gannett Co.                                            1.4%                 1.7%
Anheuser-Busch Companies, Inc.                         1.3%                 1.3%
Microsoft Corp.                                        1.3%                 1.1%
Procter & Gamble Co.                                   1.2%                 0.9%
3M Co.                                                 1.2%                 1.4%
Viacom, Inc. - Class B                                 1.1%                 1.5%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Balanced Fund       o S&P 500(R) Index

[BAR CHART OMITTED]

                                               Janus Balanced       S&P 500(R)
                                                    Fund              Index

Multimedia                                          4.7%               2.5%
Diversified Operations                              3.6%               5.3%
Cable Television                                    3.5%               0.9%
Finance -- Investment Bankers/Brokers               3.3%               4.9%
Oil Companies -- Integrated                         3.2%               4.3%
Medical -- Drugs                                    2.7%               8.1%
Brewery                                             2.3%               0.5%
Cosmetics and Toiletries                            2.3%               2.6%
Beverages -- Non-Alcoholic                          2.3%               2.2%
Hotels and Motels                                   2.2%               0.2%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Balanced Fund 7th out of 336 and 4th out of 98 Balanced Funds for the 5-, and 10-year periods respectively.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 46.9%
Aerospace and Defense - 0.6%
     399,730    General Dynamics Corp. ......................    $    24,811,241

Airlines - 0.3%
     664,665    Southwest Airlines Co. ......................         10,608,053

Applications Software - 1.2%
   1,984,720    Microsoft Corp. .............................         50,749,290

Automotive - Cars and Light Trucks - 0.6%
     747,450    BMW A.G.** ..................................         24,941,680

Beverages - Non-Alcoholic - 1.1%
     737,965    Pepsi Bottling Group, Inc. ..................         15,157,801
     649,055    PepsiCo, Inc. ...............................         28,091,100

                                                                      43,248,901
Beverages - Wine and Spirits - 0.9%
   3,180,981    Diageo PLC ** ...............................         35,274,580

Brewery - 1.3%
   1,073,625    Anheuser-Busch Companies, Inc. ..............         53,552,415

Broadcast Services and Programming - 0.9%
   3,227,155    Liberty Media Corp. - Class A* ..............         35,498,705

Cable Television - 1.0%
     375,019    Comcast Corp. - Class A* ....................         11,966,856
     532,012    Comcast Corp. - Special Class A* ............         15,992,281
     379,400    Cox Communications, Inc. - Class A* .........         12,558,140

                                                                      40,517,277
Chemicals - Diversified - 0.5%
     503,650    E.I. du Pont de Nemours and Co. .............         21,420,235

Computer Services - 0%
      27,500    SunGard Data Systems, Inc.* .................            591,250

Computers - 1.4%
     753,060    Dell Computer Corp.* ........................         21,770,965
     431,345    IBM Corp. ...................................         36,621,191

                                                                      58,392,156
Computers - Peripheral Equipment - 0.7%
     384,245    Lexmark International Group, Inc. - Class A*          28,630,095

Cosmetics and Toiletries - 2.0%
     186,440    Avon Products, Inc. .........................         10,845,215
     329,555    Colgate-Palmolive Co. .......................         18,840,659
     553,990    Procter & Gamble Co. ........................         49,776,002

                                                                      79,461,876
Data Processing and Management - 0.4%
     479,620    Automatic Data Processing, Inc. .............         16,129,621

Diversified Operations - 2.8%
     386,980    3M Co. ......................................         48,774,959
   1,370,495    General Electric Co. ........................         40,361,078
   1,008,350    Honeywell International, Inc. ...............         23,797,060

                                                                     112,933,097
Electric - Integrated - 0%
      25,700    Duke Energy Corp. ...........................            452,063

Electronic Components - Semiconductors - 0.6%
      22,200    Intel Corp. .................................            408,480
   1,400,075    Texas Instruments, Inc. .....................         25,887,387

                                                                      26,295,867
Enterprise Software/Services - 0.2%
     548,735    PeopleSoft, Inc.* ...........................          8,247,487

Fiduciary Banks - 0%
       9,900    State Street Corp. ..........................    $       346,797

Finance - Credit Card - 0.5%
     558,700    American Express Co. ........................         21,152,382

Finance - Investment Bankers/Brokers - 2.2%
   1,767,857    Citigroup, Inc. .............................         69,388,387
     256,530    Goldman Sachs Group, Inc. ...................         19,470,627

                                                                      88,859,014
Food - Diversified - 0.8%
     211,075    Kellogg Co. .................................          6,910,595
     407,605    Unilever N.V. (New York Shares)** ...........         25,666,887

                                                                      32,577,482
Hotels and Motels - 1.7%
     327,802    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          7,513,222
      14,000    Four Seasons Hotels, Inc.** .................            422,380
   1,182,810    Marriott International, Inc. - Class A ......         42,474,707
     694,600    Starwood Hotels & Resorts Worldwide, Inc. ...         18,643,064

                                                                      69,053,373
Insurance Brokers - 1.5%
   1,288,190    Marsh & McLennan Companies, Inc. ............         61,420,899

Life and Health Insurance - 0.6%
     756,875    AFLAC, Inc. .................................         24,757,381

Medical - Drugs - 2.5%
     200,970    Abbott Laboratories .........................          8,165,411
     323,030    Forest Laboratories, Inc.* ..................         16,707,112
     530,375    Merck & Company, Inc. .......................         30,857,218
   1,447,405    Pfizer, Inc. ................................         44,507,704

                                                                     100,237,445
Medical Instruments - 0.8%
     642,600    Medtronic, Inc. .............................         30,677,724

Medical Products - 0.8%
      28,000    Becton, Dickinson and Co. ...................            991,200
     589,015    Johnson & Johnson ...........................         33,196,885

                                                                      34,188,085
Multi-Line Insurance - 1.0%
     591,645    Allstate Corp. ..............................         22,358,265
     286,360    American International Group, Inc. ..........         16,594,562

                                                                      38,952,827
Multimedia - 3.0%
   1,583,745    AOL Time Warner, Inc.* ......................         21,665,632
     721,840    Gannett Company, Inc. .......................         54,657,725
   1,055,900    Viacom, Inc. - Class B* .....................         45,836,619

                                                                     122,159,976
Networking Products - 0.4%
     979,980    Cisco Systems, Inc.* ........................         14,738,899

Non-Hazardous Waste Disposal - 0.5%
     932,990    Waste Management, Inc. ......................         20,264,543

Oil Companies - Exploration and Production - 1.2%
     190,530    Anadarko Petroleum Corp. ....................          8,459,532
     395,303    Apache Corp. ................................         22,631,097
     411,720    Burlington Resources, Inc. ..................         19,066,753

                                                                      50,157,382

See Notes to Schedule of Investments and Financial Statements.

                                          Janus Balanced Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Oil Companies - Integrated - 2.9%
      11,500    ChevronTexaco Corp. .........................    $       722,315
     236,454    EnCana Corp.** ..............................          7,748,294
     471,365    EnCana Corp. (New York Shares)** ............         15,507,909
   1,717,420    Exxon Mobil Corp. ...........................         60,453,184
     256,644    Total Fina Elf S.A.** .......................         33,654,361

                                                                     118,086,063
Radio - 0.1%
      64,425    Westwood One, Inc. ..........................          2,248,433

Reinsurance - 1.4%
      23,563    Berkshire Hathaway, Inc. - Class B* .........         54,948,916

Retail - Building Products - 0.2%
     316,325    Home Depot, Inc. ............................          8,898,222

Retail - Consumer Electronics - 0.3%
     315,065    Best Buy Company, Inc.* .....................         10,894,948

Retail - Discount - 1.1%
     381,075    Costco Wholesale Corp.* .....................         13,196,627
     531,120    Wal-Mart Stores, Inc. .......................         29,912,678

                                                                      43,109,305
Retail - Drug Store - 0.3%
     380,220    Walgreen Co. ................................         11,733,589

Retail - Jewelry - 0%
      15,000    Tiffany & Co. ...............................            416,100

Semiconductor Components/Integrated Circuits - 0.7%
     369,640    Linear Technology Corp. .....................         12,741,491
     347,330    Maxim Integrated Products, Inc. .............         13,646,596

                                                                      26,388,087
Soap and Cleaning Preparations - 0.4%
     842,885    Reckitt Benckiser PLC** .....................         15,001,079

Super-Regional Banks - 1.4%
     393,740    Bank of America Corp. .......................         29,156,447
   1,244,883    U.S. Bancorp ................................         27,574,158
      16,600    Wells Fargo & Co. ...........................            801,116

                                                                      57,531,721
Telecommunication Equipment - 0.5%
   1,250,490    Nokia Oyj (ADR)** ...........................         20,720,619

Telephone - Integrated - 0.6%
     646,940    Verizon Communications, Inc. ................         24,182,617

Textile - Home Furnishings - 0.5%
     393,660    Mohawk Industries, Inc.* ....................         21,836,320

Toys - 0.4%
     703,375    Mattel, Inc. ................................         15,291,372

Transportation - Air Freight - 0%
      10,000    CNF, Inc. ...................................            303,400

Transportation - Railroad - 0.6%
     521,745    Canadian National Railway Co.
                  (New York Shares)** .......................         25,372,459

Transportation - Services - 0.5%
     314,540    FedEx Corp. .................................         18,834,655

Travel Services - 0.5%
     658,650    USA Interactive* ............................         19,726,567

Web Portals/Internet Service Providers - 0.5%
     881,120    Yahoo!, Inc.* ...............................         21,834,154
--------------------------------------------------------------------------------
Total Common Stock (cost $1,873,874,832) ....................      1,898,658,724
--------------------------------------------------------------------------------
Corporate Bonds - 21.8%
Aerospace and Defense - 0.9%
                Lockheed Martin Corp.:
$  5,800,000      7.25%, company guaranteed notes
                  due 5/15/06 ...............................    $     6,566,893
   7,050,000      8.20%, notes, due 12/1/09 .................          8,749,847
  17,045,000      7.65%, company guaranteed notes
                  due 5/1/16 ................................         21,247,632

                                                                      36,564,372
Automotive - Truck Parts & Equipment - 0.7%
                Delphi Corp.:
   2,440,000      6.125%, notes, due 5/1/04 .................          2,504,331
  11,810,000      6.55%, notes, due 6/15/06 .................         12,523,678
  12,089,000    Lear Corp., 7.96%
                  company guaranteed notes, due 5/15/05 .....         12,935,230

                                                                      27,963,239
Beverages - Non-Alcoholic - 1.2%
                Coca-Cola Enterprises, Inc.:
   8,820,000      5.375%, notes, due 8/15/06 ................          9,621,588
   9,520,000      4.375%, notes, due 9/15/09 ................          9,937,119
  12,275,000      7.125%, notes, due 9/30/09 ................         14,543,887
  11,625,000      6.125%, notes, due 8/15/11 ................         13,054,201

                                                                      47,156,795
Brewery - 1.0%
                Anheuser-Busch Companies, Inc.:
   8,345,000      5.65%, notes, due 9/15/08 .................          9,241,036
   1,610,000      5.75%, notes, due 4/1/10 ..................          1,800,547
   7,950,000      6.00%, senior notes, due 4/15/11 ..........          8,874,593
   5,050,000      7.55%, notes, due 10/1/30 .................          6,523,640
   5,300,000      6.80%, notes, due 1/15/31 .................          6,290,411
   6,650,000      6.80%, notes, due 8/20/32 .................          7,911,339

                                                                      40,641,566
Broadcast Services and Programming - 0.3%
                Clear Channel Communications, Inc.:
   5,025,000      6.00%, notes, due 11/1/06 .................          5,434,889
   4,295,000      4.625%, notes, due 1/15/08 ................          4,423,833
   3,345,000    Liberty Media Corp., 5.70%
                  notes, due 5/15/13 ........................          3,355,537

                                                                      13,214,259
Cable Television - 2.5%
                Comcast Cable Communications, Inc.:
     841,000      6.375%, notes, due 1/30/06 ................            911,588
  16,444,000      6.75%, notes, due 1/30/11 .................         18,150,065
   4,195,000      7.125%, senior notes, due 6/15/13 .........          4,757,034
                Comcast Corp.:
   2,193,000      5.85%, notes, due 1/15/10 .................          2,333,525
   2,395,000      6.50%, notes, due 1/15/15 .................          2,601,916
   4,962,000      7.05%, bonds, due 3/15/33 .................          5,382,986
                Cox Communications, Inc.:
   6,275,000      7.50%, notes, due 8/15/04 .................          6,692,520
   3,585,000      7.75%, notes, due 8/15/06 .................          4,080,085
   5,688,000      7.125%, notes, due 10/1/12 ................          6,641,650
  10,415,000    CSC Holdings, Inc., 7.625%
                  senior notes, due 4/1/11 ..................         10,961,788
                TCI Communications, Inc.:
  24,550,000      6.375%, senior notes, due 5/1/03 ..........         24,550,000
   1,550,000      8.65%, senior notes, due 9/15/04 ..........          1,670,813
   7,912,000      6.875%, senior notes, due 2/15/06 .........          8,672,066
   3,733,000      7.875%, notes, due 8/1/13 .................          4,368,420

                                                                     101,774,456

See Notes to Schedule of Investments and Financial Statements.

4  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cellular Telecommunications - 0.4%
$ 13,894,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................    $    15,422,340

Commercial Banks - 0.3%
  10,100,000    US Bank N.A., 5.70%
                  notes, due 12/15/08 .......................         11,149,279

Computers - 0.7%
   8,875,000    Apple Computer, Inc., 6.50%
                  notes, due 2/15/04 ........................          9,052,500
   8,023,000    Hewlett-Packard Co., 3.625%
                  notes, due 3/15/08 ........................          8,035,147
   2,000,000    IBM Corp., 5.625%
                  notes, due 4/12/04 ........................          2,077,744
                Sun Microsystems, Inc.:
   2,745,000      7.35%, senior notes, due 8/15/04 ..........          2,882,176
   7,555,000      7.65%, senior notes, due 8/15/09 ..........          8,521,284

                                                                      30,568,851
Cosmetics and Toiletries - 0.3%
  10,635,000    International Flavors & Fragrances, Inc.
                  6.45%, notes, due 5/15/06 .................         11,634,913

Diversified Financial Services - 1.6%
                General Electric Capital Corp.:
  16,285,000      5.375% notes, due 4/23/04 .................         16,903,016
   6,865,000      4.25%, notes, due 1/28/05 .................          7,171,165
   9,600,000      2.85%, notes, due 1/30/06 .................          9,742,253
  19,885,000      5.35%, notes, due 3/30/06 .................         21,455,319
   1,750,000      5.875%, notes, due 2/15/12 ................          1,914,013
   6,425,000      6.75%, notes, due 3/15/32 .................          7,434,926

                                                                      64,620,692
Diversified Operations - 0.8%
                Honeywell International, Inc.:
  13,480,000      5.125%, notes, due 11/1/06 ................         14,572,338
  11,205,000      6.125%, notes, due 11/1/11 ................         12,444,520
   4,630,000    SPX Corp., 7.50%
                  senior notes, due 1/1/13 ..................          5,046,700

                                                                      32,063,558
Electric - Integrated - 0.5%
                Dominion Resources, Inc.:
   4,927,000      2.80%, notes, due 2/15/05 .................          4,960,913
   3,205,000      4.125%, notes, due 2/15/08 ................          3,278,395
   3,208,000    Duke Energy Corp., 6.25%
                  notes, due 1/15/12 ........................          3,521,345
   8,435,000    Illinois Power Corp., 11.50%
                  first mortgage bonds, due 12/15/10 (144A) .          9,447,200

                                                                      21,207,853
Finance - Auto Loans - 0.3%
                General Motors Acceptance Corp.:
   7,308,000      5.36%, notes, due 7/27/04 .................          7,515,394
   5,055,000      5.25%, notes, due 5/16/05 .................          5,187,694

                                                                      12,703,088
Finance - Consumer Loans - 0.3%
   9,580,000    American General Finance Corp., 5.875%
                  notes, due 7/14/06 ........................         10,434,833

Finance - Credit Card - 0.5%
  18,800,000    American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ..         19,899,988

Finance - Investment Bankers/Brokers - 1.1%
$ 12,355,000    Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 .........................    $    14,560,726
                Citigroup, Inc.:
  15,365,000      7.25%, subordinated notes, due 10/1/10 ....         18,215,038
   3,925,000      6.625%, notes, due 6/15/32 ................          4,431,513
   7,355,000    Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 ........................          8,323,117

                                                                      45,530,394
Food - Diversified - 0.7%
                Dean Foods Co.:
   2,370,000      6.75%, senior notes, due 6/15/05 ..........          2,429,250
   5,910,000      6.625%, senior notes, due 5/15/09 .........          6,087,300
                General Mills, Inc.:
   8,830,000      5.125%, notes, due 2/15/07 ................          9,510,228
   5,865,000      6.00%, notes, due 2/15/12 .................          6,434,274
   2,500,000    Kellogg Co., 7.45%
                  debentures, due 4/1/31 ....................          3,103,300

                                                                      27,564,352
Food - Retail - 0.4%
   7,235,000    Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 ......          8,278,345
                Kroger Co.:
   3,815,000      7.80%, notes, due 8/15/07 .................          4,376,236
   2,025,000      7.00%, senior notes, due 5/1/18 ...........          2,269,774

                                                                      14,924,355
Food - Wholesale/Distribution - 0.1%
   4,385,000    Pepsi Bottling Holdings, Inc., 5.625%
                  company guaranteed notes
                  due 2/17/09 (144A) ........................          4,861,737

Hotels and Motels - 0.5%
   4,165,000    Host Marriott Corp., 7.875%
                  company guaranteed notes, due 8/1/05 ......          4,206,650
                Starwood Hotels & Resorts Worldwide, Inc.:
   4,415,000      6.75%, notes, due 11/15/05 ................          4,569,525
   8,120,000      7.375%, company guaranteed notes
                  due 5/1/07 ................................          8,485,400
   4,442,000      7.875%, company guaranteed notes
                  due 5/1/12 ................................          4,647,442

                                                                      21,909,017
Insurance Brokers - 0.2%
   8,800,000    Marsh & McLennan Companies, Inc., 5.375%
                  notes, due 3/15/07 ........................          9,489,858

Medical - Drugs - 0.2%
   4,735,000    Pfizer, Inc., 5.625%
                  notes, due 2/1/06 .........................          5,187,661
   2,575,000    Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 ........................          2,890,401

                                                                       8,078,062
Medical - HMO - 0.2%
                UnitedHealth Group, Inc.:
   3,485,000      7.50%, notes, due 11/15/05 ................          3,923,326
   3,145,000      5.20%, notes, due 1/17/07 .................          3,356,960

                                                                       7,280,286
Multi-Line Insurance - 0.2%
   8,995,000    AIG SunAmerica Global Financial IX, Inc.
                  5.10%, notes, due 1/17/07 (144A) ..........          9,589,534

See Notes to Schedule of Investments and Financial Statements.

                                          Janus Balanced Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS BALANCED FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Multimedia - 1.7%
                AOL Time Warner, Inc.:
$  4,370,000      5.625%, notes, due 5/1/05 .................    $     4,602,746
  10,041,000      6.15%, company guaranteed notes
                  due 5/1/07 ................................         10,822,722
  12,920,000      9.15%, debentures, due 2/1/23 .............         15,662,696
   6,355,000      7.70%, notes, due 5/1/32 ..................          7,076,706
                Viacom, Inc.:
   9,690,000      7.75%, senior notes, due 6/1/05 ...........         10,783,555
   2,665,000      7.70%, company guaranteed notes
                  due 7/30/10 ...............................          3,232,347
  17,640,000    Walt Disney Co., 4.875%
                  notes, due 7/2/04 .........................         18,196,295

                                                                      70,377,067
Non-Hazardous Waste Disposal - 0.1%
   1,765,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................          1,835,600
   2,040,000    Waste Management, Inc., 7.00%
                  senior notes, due 10/1/04 .................          2,168,061

                                                                       4,003,661
Oil Companies - Exploration and Production - 0.2%
   6,725,000    Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31** ......................          7,993,281

Oil Companies - Integrated - 0.3%
   2,120,000    Coastal Corp., 6.20%
                  notes, due 5/15/04 ........................          2,072,300
   7,910,000    ConocoPhillips, 6.95%
                  senior notes, due 4/15/29 .................          9,252,651

                                                                      11,324,951
Pipelines - 0.4%
                Duke Capital Corp.:
   3,198,000      6.25%, senior notes, due 7/15/05 ..........          3,346,480
   3,218,000      6.25%, senior notes, due 2/15/13 ..........          3,351,386
   7,261,000    El Paso Corp., 7.00%
                  senior notes, due 5/15/11 .................          6,317,070
   2,130,000    Sonat, Inc., 6.875%
                  notes, due 6/1/05 .........................          2,002,200

                                                                      15,017,136
Resorts and Theme Parks - 0.1%
   3,155,000    Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 .................          3,273,312

Retail - Building Products - 0.7%
  27,550,000    Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 .................         29,332,347

Retail - Discount - 0.9%
   4,350,000    Target Corp., 5.50%
                  notes, due 4/1/07 .........................          4,712,916
                Wal-Mart Stores, Inc.:
  12,245,000      5.45%, notes, due 8/1/06 ..................         13,421,463
  14,605,000      6.875%, senior notes, due 8/10/09 .........         17,294,584

                                                                      35,428,963
Retail - Major Department Stores - 0.2%
                J.C. Penney Company, Inc.:
$  4,018,000      7.375%, notes, due 8/15/08 ................    $     4,178,720
   4,018,000      8.00%, notes, due 3/1/10 ..................          4,269,125

                                                                       8,447,845
Retail - Restaurants - 0.2%
   6,445,000    Yum! Brands, Inc., 7.70%
                  notes, due 7/1/12 .........................          7,170,062
Specified Purpose Acquisition Company - 0.1%
   2,975,000    Gemstone Investors, Ltd., 7.71%
                  company guaranteed senior notes
                  due 10/31/04 (144A) .......................          2,863,438
Super-Regional Banks - 0.1%
   2,200,000    Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ...........          2,604,235

Telecommunication Services - 0.5%
                Verizon Global Funding Corp.:
  10,125,000      6.125%, notes, due 6/15/07 ................         11,274,309
   9,990,000      4.00%, notes, due 1/15/08 .................         10,218,022

                                                                      21,492,331
Textile - Home Furnishings - 0.1%
   2,650,000    Mohawk Industries, Inc., 7.20%
                  notes, due 4/15/12 ........................          2,962,819

Tools - Hand Held - 0.3%
   8,350,000    Black & Decker Corp., 7.125%
                  senior notes, due 6/1/11 ..................          9,690,734
   4,285,000    Stanley Works, 4.90%
                  notes, due 11/1/12 (144A) .................          4,363,120

                                                                      14,053,854
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $812,269,323) ...................        882,592,979
--------------------------------------------------------------------------------
Foreign Bonds - 0.3%
Foreign Government - 0.3%
EUR
  10,590,000    Deutscheland Republic, 5.00%
                  bonds, due 7/4/12** (cost $11,594,643) ....         12,614,059
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.6%
   1,109,970    General Motors Corp. - Series B
                  convertible, 5.25% ........................         26,500,534
Publishing - Newspapers - 0.3%
     136,060    Tribune Co.
                  convertible, 2.00% ........................         10,578,665
--------------------------------------------------------------------------------
Total Preferred Stock (cost $45,817,008) ....................         37,079,199
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900    Ono Finance PLC - expires 5/31/09*,+
                  (cost $0) .................................                 77
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

6  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
                U.S. Government Agencies - 10.0% Fannie Mae:
$  8,240,000      6.50%, due 8/15/04 ........................    $     8,790,259
  41,613,000      1.875%, due 12/15/04 ......................         41,895,968
  35,718,000      2.125%, due 4/15/06 .......................         35,727,251
  21,060,000      5.50%, due 5/2/06 .........................         22,925,726
  11,050,000      4.75%, due 1/2/07 .........................         11,811,190
  30,225,000      5.00%, due 1/15/07 ........................         32,870,504
   7,775,000      5.25%, due 1/15/09 ........................          8,551,808
   1,775,000      6.375%, due 6/15/09 .......................          2,059,169
  13,940,000      6.25%, due 2/1/11 .........................         15,783,342
   2,130,000      6.00%, due 5/15/11 ........................          2,425,471
  23,595,000      5.375%, due 11/15/11 ......................         25,853,773
                Federal Home Loan Bank System:
  27,820,000      4.875%, due 5/14/04 .......................         28,861,330
  25,635,000      3.375%, due 6/15/04 .......................         26,252,598
  30,475,000      6.50%, due 11/15/05 .......................         33,935,893
                Freddie Mac:
     195,000      6.25%, due 7/15/04 ........................            206,520
  41,613,000      1.875%, due 1/15/05 .......................         41,838,501
  20,760,000      4.25%, due 6/15/05 ........................         21,849,111
  33,395,000      2.375%, due 4/15/06 .......................         33,636,947
   5,385,000      5.75%, due 4/15/08 ........................          6,056,300
   2,920,000      5.875%, due 3/21/11 .......................          3,237,276
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $389,631,643) ..........        404,568,937
--------------------------------------------------------------------------------
U.S. Treasury Notes/Bonds - 9.8%
  18,955,000      3.375%, due 4/30/04 .......................         19,371,119
  67,198,000      2.125%, due 8/31/04 .......................         67,974,943
  10,195,000      6.50%, due 5/15/05 ........................         11,213,307
  20,273,000      4.625%, due 5/15/06 .......................         21,837,021
  24,425,000      3.50%, due 11/15/06 .......................         25,461,157
   1,133,070      3.625%, due 1/15/08 .......................          1,252,927
  23,525,000      5.625%, due 5/15/08 .......................         26,565,795
  20,615,000      6.00%, due 8/15/09 ........................         23,863,471
   7,335,000      5.75%, due 8/15/10 ........................          8,409,460
   8,130,000      5.00%, due 8/15/11 ........................          8,902,350
   3,425,000      4.875%, due 2/15/12 .......................          3,713,183
  35,402,000      7.25%, due 5/15/16 ........................         45,653,357
  19,807,000      7.875%, due 2/15/21 .......................         27,384,723
  17,116,000      7.25%, due 8/15/22 ........................         22,445,357
  21,607,000      6.25%, due 8/15/23 ........................         25,590,791
  20,140,000      6.00%, due 2/15/26 ........................         23,264,842
  10,995,000      5.25%, due 2/15/29 ........................         11,572,666
  20,040,000      6.25%, due 5/15/30 ........................         24,147,419
     400,000      5.375%, due 2/15/31 .......................            436,469
--------------------------------------------------------------------------------
Total U.S. Treasury Notes/Bonds (cost $378,722,703) .........        399,060,357
--------------------------------------------------------------------------------
Repurchase Agreement - 0.7%
  30,000,000    ABN AMRO Bank N.V., 1.34%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $30,001,117
                  collateralized by $21,435,546
                  in U.S. Government Obligations
                  2.698%-11.00%, 8/15/03-3/1/31
                  $13,096,720 in U.S. Treasury Bills
                  0%, 5/8/03 - 10/23/03; with
                  respective values of $17,507,726
                  and $13,092,319 (cost $30,000,000) ........         30,000,000
--------------------------------------------------------------------------------
Short-Term U.S. Government Agencies - 2.6%
                Federal Home Loan Bank System:
$ 50,000,000      1.15%, 6/19/03 ............................    $    49,921,736
  25,000,000      1.03%, 8/29/03 ............................         24,905,825
  30,000,000      1.03%, 9/15/03 ............................         29,871,000
--------------------------------------------------------------------------------
Total Short-Term U.S. Government Agencies
  (cost $104,718,311) .......................................        104,698,561
--------------------------------------------------------------------------------
Time Deposits - 6.7%
 200,000,000    Society Generale
                  1.25% 5/1/03 ..............................        200,000,000
  71,300,000    SunTrust Bank
                  1.27% 5/1/03 ..............................         71,300,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $271,300,000) .....................        271,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,917,928,463) - 99.7% .......      4,040,572,893
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%         11,889,472
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,052,462,365
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             1.6%          $    64,557,545
Finland                                            0.5%               20,720,619
France                                             0.8%               33,654,361
Germany                                            1.0%               37,555,738
Netherlands                                        0.7%               25,666,887
United Kingdom                                     1.2%               50,275,736
United States++                                   94.2%            3,808,142,007
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,040,572,893

++Includes Short-Term Securities (84.2% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03           2,000,000    $     3,166,533    $       (46,953)
British Pound 10/17/03         26,400,000         41,744,659           (824,659)
Canadian Dollar 10/17/03       10,300,000          7,105,572           (118,973)
Euro 9/26/03                   59,000,000         65,505,626         (2,848,511)
--------------------------------------------------------------------------------
Total                                        $   117,522,390    $    (3,839,096)

See Notes to Schedule of Investments and Financial Statements.

                                          Janus Balanced Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  3,917,928

Investments at value                                                $  4,040,573
  Cash                                                                     2,673
  Receivables:
    Fund shares sold                                                       5,108
    Dividends                                                              1,554
    Interest                                                              26,441
  Other assets                                                                12
--------------------------------------------------------------------------------
Total Assets                                                           4,076,361
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 11,079
    Fund shares repurchased                                                5,861
    Advisory fees                                                          2,123
    Transfer agent fees and expenses                                         792
  Accrued expenses                                                           205
  Forward currency contracts                                               3,839
--------------------------------------------------------------------------------
Total Liabilities                                                         23,899
--------------------------------------------------------------------------------
Net Assets                                                          $  4,052,462
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          220,715
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      18.36
--------------------------------------------------------------------------------

See Notes to Financial Statements.

8  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     44,625
  Dividends                                                               14,281
  Foreign tax withheld                                                     (185)
--------------------------------------------------------------------------------
Total Investment Income                                                   58,721
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           12,530
  Transfer agent fees and expenses                                         4,141
  Registration fees                                                            2
  Postage and mailing expenses                                                87
  Custodian fees                                                             146
  Printing expenses                                                          113
  Audit fees                                                                  12
  Trustees' fees and expenses                                                 19
  Other expenses                                                              18
--------------------------------------------------------------------------------
Total Expenses                                                            17,068
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (177)
--------------------------------------------------------------------------------
Net Expenses                                                              16,891
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              41,830
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (89,439)
  Net realized gain/(loss) from foreign
    currency transactions                                                (3,191)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     160,634
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    68,004
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    109,834
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Balanced Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $     41,830    $    104,251
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (92,630)       (338,534)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   160,634          68,144
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations        109,834       (166,139)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (47,686)       (102,836)
  Net realized gain from investment transactions*                           --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (47,686)       (102,836)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                          478,949         950,617
  Shares issued in connection with Acquisition*                         47,443             N/A
  Reinvested dividends and distributions                                46,824         100,793
  Shares repurchased                                                 (518,895)     (1,256,682)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 54,321       (205,272)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                  116,469       (474,247)
Net Assets:
  Beginning of period                                                3,935,993       4,410,240
----------------------------------------------------------------------------------------------
  End of period                                                   $  4,052,462    $  3,935,993
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $  4,561,338    $  4,507,511
  Accumulated net investment income/(loss)*                              9,317          15,173
  Accumulated net realized gain/(loss) from investments*             (637,035)       (544,405)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                      118,842        (42,286)
----------------------------------------------------------------------------------------------
                                                                  $  4,052,462    $  3,935,993
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                           26,719          49,830
  Shares issued in connection with Acquisition*                          2,614             N/A
  Reinvested distributions                                               2,634           5,367
----------------------------------------------------------------------------------------------
Total                                                                   31,967          55,197
----------------------------------------------------------------------------------------------
  Shares repurchased                                                  (28,989)        (66,285)
Net Increase/(Decrease) in Fund Shares                                   2,978        (11,088)
Shares Outstanding, Beginning of Period                                217,737         228,825
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      220,715         217,737
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    643,631    $  2,189,960
  Proceeds from sales of securities                                    542,631       2,231,029
  Purchases of long-term U.S. government obligations                   255,040       1,168,837
  Proceeds from sales of long-term U.S. government obligations         312,063       1,290,035

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31     2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     18.08    $     19.27    $     22.83    $     21.79    $     17.22    $     16.73
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .19            .47            .56            .61            .42            .33
  Net gain/(loss) on securities
    (both realized and unrealized)                    .31         (1.20)         (2.48)           1.33           4.69           2.00
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .50          (.73)         (1.92)           1.94           5.11           2.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.22)          (.46)          (.61)          (.58)          (.43)          (.35)
  Distributions (from capital gains)*                  --             --         (1.03)          (.32)          (.11)         (1.49)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.22)          (.46)         (1.64)          (.90)          (.54)         (1.84)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     18.36    $     18.08    $     19.27    $     22.83    $     21.79    $     17.22
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      2.81%        (3.85)%        (8.83)%          8.93%         29.89%         15.48%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $ 4,052,462    $ 3,935,993    $ 4,410,240    $ 4,773,381    $ 2,929,769    $   830,049
Average Net Assets for the Period
  (in thousands)                              $ 3,887,743    $ 4,278,174    $ 4,663,032    $ 4,072,183    $ 1,953,809    $   536,524
Ratio of Gross Expenses to
  Average Net Assets***(1)                          0.89%          0.86%          0.85%          0.87%          0.92%          1.03%
Ratio of Net Expenses to
  Average Net Assets***(1)                          0.88%          0.84%          0.83%          0.85%          0.91%          1.01%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                          2.17%          2.44%          2.79%          2.92%          2.37%          2.34%
Portfolio Turnover Rate***                            67%            88%           117%            87%            64%            73%

(1) See "Explanations of Charts, Tables and Financial Statements." *See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                         Janus Balanced Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

*    Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

+    SECURITY MAY BE DEEMED TO BE RESTRICTED FOR RESALE.

                                                                       Value as
                                   Acquisition  Acquisition              % of
                                       Date        Cost       Value   Net Assets
--------------------------------------------------------------------------------
Ono Finance PLC - expires 5/31/09   10/27/99        $0         $77      0.00%
--------------------------------------------------------------------------------

Repurchase Agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Balanced Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                                         Janus Balanced Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

14  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsididary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                    DST Fees
--------------------------------------------------------------------------------
          $39,734                   $29,808                     $178,389
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the period ended April 30, 2003, the Fund recorded distributions from affiliated investment companies as dividend income, and had the following affiliated purchases and sales:

                                              Purchases        Sales       Dividend   Market Value
                                             Shares/Cost    Shares/Cost     Income     at 4/30/03
--------------------------------------------------------------------------------------------------
Janus Money Market Fund                     $186,000,000   $186,000,000     $6,778         --
--------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund      $ 75,000,000   $ 75,000,000     $2,733         --
--------------------------------------------------------------------------------------------------

                                         Janus Balanced Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

 Accumulated      Federal Tax      Unrealized       Unrealized          Net
Capital Losses        Cost        Appreciation    (Depreciation)    Appreciation
--------------------------------------------------------------------------------
$(537,568,467)  $3,922,257,307    $242,713,636    $(124,398,050)    $118,315,586
--------------------------------------------------------------------------------

4.   FUND ACQUISITION

On April 21, 2003, Janus Balanced Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Balanced Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                   Acquired        Net Assets
                                               Acquiring Fund   Acquired Fund  Fund Unrealized        After
Acquiring Fund         Acquired Fund             Net Assets       Net Assets        AP/DP        Reorganization
---------------------------------------------------------------------------------------------------------------
Janus Balanced Fund    Berger Balanced Fund    $3,961,835,730    $47,442,947      $494,302       $4,009,278,677
---------------------------------------------------------------------------------------------------------------

16  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on the previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                         Janus Balanced Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

18  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                         Janus Balanced Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Balanced Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                         Janus Balanced Fund  April 30, 2003  21

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                     BAL51-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS CORE EQUITY FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Explanations of Charts, Tables and Financial Statements ........    14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

--------------------------------------------------------------------------------

[PHOTO]
Karen L. Reidy
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Core Equity Fund gained 2.17% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a second-quartile position, ranking 473rd out of 997 Large-Cap Core Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Our biggest disappointment during the period was payroll processor Automatic Data Processing, which lost 20.39% in share value and subtracted 0.60% from the Fund's relative results. American International Group, an insurance and financial services company, also hurt us, as it fell 7.20% and detracted 0.42% from the Fund's performance. Other holdings that held back our results included aerospace and defense contractor General Dynamics, which declined 20.79%, German car maker Porsche, which fell 19.62%, and media conglomerate Viacom, which lost 2.695%. These holdings subtracted 0.28%, 0.25% and 0.20%, respectively, from performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Top performers included Internet search engine Yahoo!, which advanced 66.02%, and Liberty Media, a diversified worldwide entertainment company, which rose 33.01%. These stocks contributed 0.54% and 0.51%, respectively, to the Fund's relative results. Also aiding our performance was Lexmark International, a provider of computer printing supplies and services, which climbed 25.40% and added 0.38% to the Fund's returns. Rounding out our list of standouts were industrial giant General Electric, which advanced 18.49%, and worldwide hotel operator Marriott International, which climbed 16.61%. These holdings contributed 0.32% and 0.27%, respectively, to our relative results.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Working in our favor during the period was strong stock selection in the information technology sector, an area in which we were slightly underweight vs. the index. Several well-considered stock picks in the consumer staples group also aided our results. Meanwhile, despite an overweight position in the strong-performing industrial sector, select holdings within this group hurt the Fund's relative performance. Also detracting from our results was an underweighting in the financial sector, which, as a whole, performed solidly, as well as the poor performance of a number of our individual holdings in this group.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

In this uncertain economic environment, we continue to try to balance companies that we believe have stable, recession-proof earnings against holdings that may offer higher earnings potential once the economy recovers. Furthermore, while we recognize that this clouded environment can be unsettling, especially for those who rely on company guidance and Wall Street analysis, we believe it gives us an opportunity to put our hands-on research process to work and gain insights not readily apparent to the average investor. To this end, we have intensified our research efforts, doubling our miles traveled, running and re-running our models and revisiting our analyses. That is the best way we know to create value for our shareholders, in any kind of economic climate.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                       Janus Core Equity Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Core Equity Fund $20,424
S&P 500(R) Index $15,164

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Core Equity Fund and the S&P 500 Index. Janus Core Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Core Equity Fund ($20,424) as compared to the S&P 500 Index ($15,164).

                             ONE            FIVE          SINCE
                             YEAR           YEAR          6/28/96*
--------------------------------------------------------------------------------
Janus Core Equity Fund       (14.82)%       3.06%         11.01%
--------------------------------------------------------------------------------
S&P 500(R)Index              (13.30)%       (2.42)%       6.28%

FUND STRATEGY
--------------------------------------------------------------------------------
This diversified fund focuses primarily on equity securities of any size selected for their growth potential.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 2.1%
Cash and Cash Equivalents -- 8.8%
Common Stock -- Foreign -- 11.9%
Common Stock -- Domestic -- 77.2%

Number of Stocks: 89
Top 10 Equities: 23.7%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        3.1%                 2.7%
Berkshire Hathaway, Inc. - Class B                     2.7%                 2.8%
Marsh & McLennan Companies, Inc.                       2.7%                 3.2%
Exxon Mobil Corp.                                      2.4%                 2.8%
Anheuser-Busch Companies, Inc.                         2.4%                 2.6%
Microsoft Corp.                                        2.4%                 2.1%
Gannett Company, Inc.                                  2.2%                 3.1%
Pfizer, Inc.                                           2.0%                 1.7%
3M Co.                                                 1.9%                 2.6%
Procter & Gamble Co.                                   1.9%                 1.4%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Core Equity Fund         o S&P 500(R) Index

[BAR CHART OMITTED]

                                                 Janus Core         S&P 500(R)
                                                Equity Fund           Index

Diversified Operations                              5.1%               5.3%
Oil Companies -- Integrated                         4.8%               4.3%
Multimedia                                          4.8%               2.5%
Medical -- Drugs                                    4.2%               8.1%
Hotels and Motels                                   4.2%               0.2%
Finance -- Investment Bankers/Brokers               4.0%               4.9%
Cosmetics and Toiletries                            3.0%               2.6%
Reinsurance                                         2.7%               0.0%
Insurance Brokers                                   2.7%               0.4%
Computers                                           2.4%               3.4%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Core Equity Fund 7th out of 521 Large-Cap Core Funds for the 5-year period.

* The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Core Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 89.1%
Advertising Sales - 1.0%
     195,560    Lamar Advertising Co.* ......................    $     7,024,515

Aerospace and Defense - 0.8%
      95,750    General Dynamics Corp. ......................          5,943,202

Agricultural Chemicals - 1.1%
     125,600    Potash Corporation of Saskatchewan, Inc.
                  (New York Shares)** .......................          7,730,680

Applications Software - 2.4%
     651,520    Microsoft Corp. .............................         16,659,366

Automotive - Cars and Light Trucks - 0.9%
     185,069    BMW A.G.** ..................................          6,175,573

Automotive - Truck Parts and Equipment - 0.8%
     142,755    Lear Corp.* .................................          5,673,084

Beverages - Non-Alcoholic - 1.7%
     277,105    Pepsi Bottling Group, Inc. ..................          5,691,737
     144,215    PepsiCo, Inc. ...............................          6,241,625

                                                                      11,933,362
Beverages - Wine and Spirits - 1.3%
     834,704    Diageo PLC** ................................          9,256,212

Brewery - 2.4%
     334,380    Anheuser-Busch Companies, Inc. ..............         16,678,874

Broadcast Services and Programming - 2.4%
     104,770    Clear Channel Communications, Inc.* .........          4,097,555
   1,168,350    Liberty Media Corp. - Class A* ..............         12,851,850

                                                                      16,949,405
Cable Television - 1.9%
     126,909    Comcast Corp. - Class A* ....................          4,049,666
     126,483    Comcast Corp. - Special Class A* ............          3,802,079
     168,558    Cox Communications, Inc. - Class A* .........          5,579,270

                                                                      13,431,015
Chemicals - Diversified - 1.1%
     177,165    E.I. du Pont de Nemours and Co. .............          7,534,827

Chemicals - Specialty - 0.4%
     270,160    Syngenta A.G. (ADR) .........................          2,769,140

Computers - 2.4%
     258,375    Dell Computer Corp.* ........................          7,469,621
     113,145    IBM Corp. ...................................          9,606,011

                                                                      17,075,632
Computers - Integrated Systems - 0.8%
     141,280    Diebold, Inc. ...............................          5,648,374

Computers - Peripheral Equipment - 1.4%
     128,785    Lexmark International Group, Inc. - Class A*           9,595,770

Cosmetics and Toiletries - 3.0%
      50,640    Avon Products, Inc. .........................          2,945,729
      84,820    Colgate-Palmolive Co. .......................          4,849,159
     149,010    Procter & Gamble Co. ........................         13,388,549

                                                                      21,183,437
Data Processing and Management - 0.4%
      81,610    Automatic Data Processing, Inc. .............          2,744,544

Diversified Operations - 5.1%
     111,170    3M Co. ......................................         14,011,867
      76,890    Cooper Industries, Ltd. - Class A ...........          2,852,619
     435,350    General Electric Co. ........................         12,821,057
     280,490    Honeywell International, Inc. ...............          6,619,564

                                                                      36,305,107
Electronic Components - Semiconductors - 1.0%
     401,905    Texas Instruments, Inc. .....................    $     7,431,223

Enterprise Software/Services - 0.3%
     128,280    PeopleSoft, Inc.* ...........................          1,928,048

Finance - Credit Card - 0%
       8,985    American Express Co. ........................            340,172

Finance - Investment Bankers/Brokers - 4.0%
     563,615    Citigroup, Inc. .............................         22,121,889
      77,710    Goldman Sachs Group, Inc. ...................          5,898,189

                                                                      28,020,078
Food - Diversified - 0.9%
     104,075    Unilever N.V. (New York Shares)** ...........          6,553,603

Hotels and Motels - 4.2%
     295,773    Fairmont Hotels & Resorts, Inc.
                  (New York Shares)** .......................          6,779,117
      84,815    Four Seasons Hotels, Inc.** .................          2,558,869
     320,530    Marriott International, Inc. - Class A ......         11,510,232
     320,820    Starwood Hotels & Resorts Worldwide, Inc. ...          8,610,809

                                                                      29,459,027
Insurance Brokers - 2.7%
     394,835    Marsh & McLennan Companies, Inc. ............         18,825,733

Life and Health Insurance - 1.0%
     212,560    AFLAC, Inc. .................................          6,952,838

Medical - Drugs - 4.2%
      55,420    Abbott Laboratories .........................          2,251,715
     105,350    Forest Laboratories, Inc.* ..................          5,448,702
     134,570    Merck & Company, Inc. .......................          7,829,283
     472,895    Pfizer, Inc. ................................         14,541,521

                                                                      30,071,221
Medical Instruments - 1.4%
     204,855    Medtronic, Inc. .............................          9,779,778

Medical Products - 1.2%
     154,950    Johnson & Johnson ...........................          8,732,982

Multi-Line Insurance - 1.4%
     149,585    Allstate Corp. ..............................          5,652,817
      67,908    American International Group, Inc. ..........          3,935,269

                                                                       9,588,086
Multimedia - 4.8%
     421,855    AOL Time Warner, Inc.* ......................          5,770,976
     207,980    Gannett Company, Inc. .......................         15,748,246
     285,703    Viacom, Inc. - Class B* .....................         12,402,367

                                                                      33,921,589
Networking Products - 0.6%
     289,625    Cisco Systems, Inc.* ........................          4,355,960

Non-Hazardous Waste Disposal - 1.4%
     455,870    Waste Management, Inc. ......................          9,901,496

Oil Companies - Exploration and Production - 1.4%
      88,530    Apache Corp. ................................          5,068,342
     110,395    Burlington Resources, Inc. ..................          5,112,392

                                                                      10,180,734
Oil Companies - Integrated - 4.8%
     157,183    EnCana Corp.** ..............................          5,150,685
     168,505    EnCana Corp. (New York Shares)** ............          5,543,814
     488,640    Exxon Mobil Corp. ...........................         17,200,128
      48,879    Total Fina Elf S.A.** .......................          6,409,624

                                                                      34,304,251

See Notes to Schedule of Investments and Financial Statements.

                                       Janus Core Equity Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS CORE EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Paper and Related Products - 0.3%
     150,072    UPM - Kymmene Oyj** .........................    $     2,194,034

Pipelines - 1.4%
     680,985    El Paso Corp. ...............................          5,107,387
     143,871    Kinder Morgan Management LLC* ...............          4,933,337

                                                                      10,040,724
Property and Casualty Insurance - 0.3%
     149,640    Travelers Property Casualty Corp. - Class A .          2,428,657

Reinsurance - 2.7%
       8,108    Berkshire Hathaway, Inc. - Class B* .........         18,907,856

Retail - Auto Parts - 0.4%
      36,280    AutoZone, Inc.* .............................          2,931,787

Retail - Building Products - 0.5%
     121,830    Home Depot, Inc. ............................          3,427,078

Retail - Consumer Electronics - 0.5%
     108,315    Best Buy Company, Inc.* .....................          3,745,533

Retail - Discount - 1.8%
     105,020    Costco Wholesale Corp.* .....................          3,636,843
     165,630    Wal-Mart Stores, Inc. .......................          9,328,282

                                                                      12,965,125
Retail - Jewelry - 0.5%
     130,405    Tiffany & Co. ...............................          3,617,435

Retail - Restaurants - 0.2%
      69,860    Yum! Brands, Inc.* ..........................          1,725,542

Semiconductor Components/Integrated Circuits - 1.5%
     146,140    Linear Technology Corp. .....................          5,037,446
     149,320    Maxim Integrated Products, Inc. .............          5,866,783

                                                                      10,904,229
Soap and Cleaning Preparations - 0.6%
     244,274    Reckitt Benckiser PLC** .....................          4,347,418

Super-Regional Banks - 1.7%
      95,130    Bank of America Corp. .......................          7,044,376
     212,028    U.S. Bancorp ................................          4,696,420

                                                                      11,740,796
Telecommunication Equipment - 0.8%
     337,580    Nokia Oyj (ADR)** ...........................          5,593,701

Telephone - Integrated - 1.1%
     200,060    Verizon Communications, Inc. ................          7,478,243

Textile - Home Furnishings - 0.9%
     120,685    Mohawk Industries, Inc.* ....................          6,694,397

Toys - 1.0%
     324,600    Mattel, Inc. ................................          7,056,804

Transportation - Air Freight - 1.7%
     401,075    CNF, Inc. ...................................         12,168,616

Transportation - Railroad - 1.5%
     212,260    Canadian National Railway Co.
                  (New York Shares)** .......................         10,322,204

Transportation - Services - 1.1%
     132,020    FedEx Corp. .................................          7,905,358

Travel Services - 0.7%
     168,280    USA Interactive* ............................          5,039,986

Web Portals/Internet Service Providers - 1.3%
     368,690    Yahoo!, Inc.* ...............................          9,136,138
--------------------------------------------------------------------------------
Total Common Stock (cost $609,905,067) ......................        631,030,599
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Automotive - Cars and Light Trucks - 1.5%
     223,275    General Motors Corp. - Series A
                  convertible, 4.50% ........................    $     5,498,147
      14,546    Porsche A.G.** ..............................          5,292,167

                                                                      10,790,314
Publishing - Newspapers - 0.6%
      50,455    Tribune Co., convertible, 2.00% .............          3,922,876
--------------------------------------------------------------------------------
Total Preferred Stock (cost $16,372,458) ....................         14,713,190
--------------------------------------------------------------------------------
Repurchase Agreement - 9.3%
$ 66,000,000    ABN AMRO Bank N.V., 1.32%
                  dated 4/30/03, maturing 5/1/03
                  to be repurchased at $66,002,420
                  collateralized by $5,145,499
                  in Collateralized Mortgage Obligations
                  1.58375%-6.68371%, 11/20/12-9/25/42
                  $100,197,417 in U.S. Government
                  Agencies, 0%-7.50%, 2/15/05-4/1/32
                  $3,928,285 in U.S Treasury Notes/Bonds
                  1.625%-9.125%, 12/31/04-4/15/28
                  with respective values of $4,280,088
                  $58,305,776 and $4,734,203
                  (cost $66,000,000) ........................         66,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $692,277,525) - 100.5% ........        711,743,789
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.5)%      (3,802,446)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   707,941,343
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.4%          $     2,852,619
Canada                                             5.4%               38,085,369
Finland                                            1.1%                7,787,735
France                                             0.9%                6,409,624
Germany                                            1.6%               11,467,740
Netherlands                                        0.9%                6,553,603
Switzerland                                        0.4%                2,769,140
United Kingdom                                     1.9%               13,603,630
United States++                                   87.4%              622,214,329
--------------------------------------------------------------------------------
Total                                            100.0%          $   711,743,789

++Includes Short-Term Securities (78.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 9/26/03             600,000    $       949,960    $       (14,086)
British Pound 10/17/03          7,200,000         11,384,907           (224,907)
Canadian Dollar 10/17/03        7,100,000          4,898,015            (83,803)
Euro 9/26/03                   15,200,000         16,876,026           (707,268)
--------------------------------------------------------------------------------
Total                                        $    34,108,908    $    (1,030,064)

See Notes to Schedule of Investments and Financial Statements.

4  Janus Core Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $    692,278

Investments at value                                                $    711,744
  Cash                                                                     1,062
  Receivables:
    Investments sold                                                         262
    Fund shares sold                                                       1,364
    Dividends                                                                518
    Interest                                                                   2
  Other assets:                                                                3
--------------------------------------------------------------------------------
Total Assets                                                             714,955
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  4,791
    Fund shares repurchased                                                  641
    Advisory fees                                                            368
    Transfer agent fees and expenses                                         101
  Accrued expenses                                                            83
  Forward currency contracts                                               1,030
--------------------------------------------------------------------------------
Total Liabilities                                                          7,014
--------------------------------------------------------------------------------
Net Assets                                                          $    707,941
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                           46,576
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      15.20
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                       Janus Core Equity Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        431
  Dividends                                                                4,925
  Foreign tax withheld                                                     (106)
--------------------------------------------------------------------------------
Total Investment Income                                                    5,250
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            2,231
  Transfer agent fees and expenses                                           822
  Registration fees                                                           26
  Postage and mailing expenses                                                52
  Custodian fees                                                              33
  Printing expenses                                                            4
  Audit fees                                                                   6
  Trustees' fees and expenses                                                  4
  Other expenses                                                              21
--------------------------------------------------------------------------------
Total Expenses                                                             3,199
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                     (48)
--------------------------------------------------------------------------------
Net Expenses                                                               3,151
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               2,099
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (33,862)
  Net realized gain/(loss) from foreign
    currency transactions                                                (1,292)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                      46,411
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                    11,257
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $     13,356
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Core Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                            2003            2002

----------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                    $      2,099    $      5,270
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (35,154)        (92,888)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    46,411         (5,686)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         13,356        (93,304)
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (5,304)         (4,035)
  Net realized gain from investment transactions*                           --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (5,304)         (4,035)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           97,103         362,651
  Reinvested dividends and distributions                                 5,117           3,872
  Shares repurchased                                                 (108,879)       (295,585)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                (6,659)          70,938
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                    1,393        (26,401)
Net Assets:
  Beginning of period                                                  706,548         732,949
----------------------------------------------------------------------------------------------
  End of period                                                   $    707,941    $    706,548
----------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                        $    925,270    $    931,929
  Accumulated net investment income/(loss)*                              1,340           4,545
  Accumulated net realized gain/(loss) from investments*             (237,108)       (201,954)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       18,439        (27,972)
----------------------------------------------------------------------------------------------
                                                                  $    707,941    $    706,548
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            6,574          21,099
  Reinvested distributions                                                 347             221
----------------------------------------------------------------------------------------------
Total                                                                    6,921          21,320
----------------------------------------------------------------------------------------------
  Shares repurchased                                                   (7,471)        (17,864)
Net Increase/(Decrease) in Fund Shares                                   (550)           3,456
Shares Outstanding, Beginning of Period                                 47,126          43,670
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       46,576          47,126
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                         $    204,187    $    789,868
  Proceeds from sales of securities                                    216,043         694,144
  Purchases of long-term U.S. government obligations                        --           7,465
  Proceeds from sales of long-term U.S. government obligations           2,342          13,171

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                       Janus Core Equity Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003 (unaudited)
and through each fiscal year ended October 31     2003           2002           2001           2000           1999           1998

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $     14.99    $     16.78    $     24.25    $     22.57    $     15.59    $     13.98
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                        .04            .11            .17            .15            .14            .05
  Net gain/(loss) on securities
    (both realized and unrealized)                    .28         (1.81)         (4.98)           2.25           7.17           2.47
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      .32         (1.70)         (4.81)           2.40           7.31           2.52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*           (.11)          (.09)          (.13)          (.14)          (.15)          (.03)
  Distributions (from capital gains)*                  --             --         (2.53)          (.58)          (.18)          (.88)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.11)          (.09)         (2.66)          (.72)          (.33)          (.91)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $     15.20    $     14.99    $     16.78    $     24.25    $     22.57    $     15.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return**                                      2.17%       (10.26)%       (21.70)%         10.65%         47.22%         19.21%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $   707,941    $   706,548    $   732,949    $ 1,026,503    $   781,319    $   200,782
Average Net Assets for the Period
  (in thousands)                              $   692,119    $   801,601    $   875,515    $ 1,019,261    $   571,009    $   133,613
Ratio of Gross Expenses to
  Average Net Assets***(1)                          0.93%          0.92%          0.95%          0.95%          1.02%          1.21%
Ratio of Net Expenses to
  Average Net Assets***(1)                          0.92%          0.89%          0.93%          0.93%          1.01%          1.18%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets***                             0.61%          0.66%          0.85%          0.65%          0.81%          0.41%
Portfolio Turnover Rate***                            65%            98%           115%           116%            81%           101%

(1)  See "Explanations of Charts, Tables and Financial Statements."
    *See Note 3 in Notes to Financial Statements.
   **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Core Equity Fund  April 30, 2003

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NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt

New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.

*    Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and forward currency contracts.

                                       Janus Core Equity Fund  April 30, 2003  9

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Core Equity Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

10  Janus Core Equity Fund  April 30, 2003

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--------------------------------------------------------------------------------

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                      Janus Core Equity Fund  April 30, 2003  11

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsididary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

     DST Securities, Inc.            Fund
         Commissions                Expense
            Paid                   Reduction                    DST Fees
--------------------------------------------------------------------------------
          $12,973                   $9,732                      $134,377
--------------------------------------------------------------------------------

12  Janus Core Equity Fund  April 30, 2003

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3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

 Accumulated      Federal Tax      Unrealized       Unrealized          Net
Capital Losses        Cost        Appreciation    (Depreciation)    Appreciation
--------------------------------------------------------------------------------
$(195,096,618)   $696,816,545     $50,428,932     $(35,501,688)     $14,927,244
--------------------------------------------------------------------------------

                                      Janus Core Equity Fund  April 30, 2003  13

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--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS (UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on the previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Core Equity Fund  April 30, 2003

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--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                      Janus Core Equity Fund  April 30, 2003  15

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Notes

16  Janus Core Equity Fund  April 30, 2003

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--------------------------------------------------------------------------------

Notes

                                      Janus Core Equity Fund  April 30, 2003  17

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Notes

18  Janus Core Equity Fund  April 30, 2003

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Notes

                                      Janus Core Equity Fund  April 30, 2003  19

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Notes

20  Janus Core Equity Fund  April 30, 2003

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--------------------------------------------------------------------------------

Notes

                                      Janus Core Equity Fund  April 30, 2003  21

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      CE55-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS GROWTH AND INCOME FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

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--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     6

     Statement of Operations ........................................     7

     Statement of Changes in Net Assets .............................     8

     Financial Highlights ...........................................     9

     Notes to Schedule of Investments ...............................    10

     Notes to Financial Statements ..................................    11

     Explanations of Charts, Tables and Financial Statements ........    15

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--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

--------------------------------------------------------------------------------

[PHOTO]
David Corkins
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Growth and Income Fund gained 4.01% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12 months ended April 30, 2003, the Fund earned a first-quartile position, ranking 219th out of 997 Large-Cap Core Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job losses mounted. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Holdings that had the most significant negative impact on the Fund included Automatic Data Processing, the largest U.S. payroll company, which lost 20.4% in share value and detracted 0.21% from our total relative performance. Also hurting the Fund's results were tool maker Stanley Works, which fell 24.4%, and insurance and financial services company American International Group, which declined 7.2% and detracted 0.28% and 0.30%, respectively, from our total relative performance. Defense contractor General Dynamics, which declined 20.8%, and German car manufacturer Porsche, which fell 19.6%, also disappointed us during the period, detracting 0.30% and 0.38%, respectively, from the Fund's relative results.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Media conglomerate Liberty Media Corporation, whose shares rose 33.0%, contributed a 0.99% gain to the Fund's relative performance. Cable company Comcast was also a top performer, gaining 31.6% in share value and contributing 0.71% to the Fund's relative performance. Another standout was integrated chip maker Maxim Integrated Products, which climbed 23.7% and contributed a 0.44% gain to the Fund's relative results. Diversified industrial company General Electric, which gained 18.5%, and financial services concern Citigroup, which rose 6.8%, each contributed 0.36% to relative performance.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Strong stock selection in consumer discretionary stocks and an overweight position relative to the index contributed to the Fund's gains during the period. Also helping our results was our comparatively light exposure to consumer staples stocks, a group that struggled during the period. Meanwhile, our underweighting in information technology stocks held back the Fund's performance. As a group, information technology stocks were among the market's better-performers over the past six months. Select holdings in the industrials sector also hurt us, although the Fund's exposure to this industry was roughly even with that of the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Looking ahead, we will continue to maintain a flexible approach that is both diversified and mindful of risk. Our goal is to find the most opportunistic balance of core names and turnaround situations. For us, core names represent steady growth companies with strong fundamentals, whereas turnaround situations possess fundamentals that we believe have temporarily strayed but whose valuations and catalysts for change afford us the flexibility to be patient.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                 Janus Growth and Income Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Growth and Income Fund $43,413
S&P 500(R) Index $31,798

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 1, 1991, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($43,413) as compared to the S&P 500 Index ($31,798).

                         ONE           FIVE           TEN           SINCE
                         YEAR          YEAR           YEAR          5/15/91*
--------------------------------------------------------------------------------
Janus Growth and
Income Fund              (13.29)%      1.77%          11.93%        13.06%
--------------------------------------------------------------------------------
S&P 500(R)Index          (13.30)%      (2.42)%        9.66%         10.16%

FUND STRATEGY
--------------------------------------------------------------------------------
By selecting what the manager believes to be solid, well-established companies, this diversified fund takes a conservative approach to growth investing. It focuses primarily on companies picked for their growth potential, though at least 25% of the portfolio includes income-generating securities.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Preferred Stock -- 3.0%
Corporate Bonds -- 3.3%
Cash and Cash Equivalents -- 4.5%
Common Stock -- Foreign -- 4.5%
U.S. Treasury Notes -- 5.1%
Common Stock -- Domestic -- 79.6%

Number of Stocks: 93
Top 10 Equities: 28.6%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Citigroup, Inc.                                        4.4%                 4.5%
Microsoft Corp.                                        3.5%                 2.7%
Exxon Mobil Corp.                                      3.3%                 3.3%
Liberty Media Corp. - Class A                          3.0%                 2.4%
Viacom, Inc. - Class B                                 2.7%                 2.9%
Marsh & McLennan Companies, Inc.                       2.6%                 2.8%
Fannie Mae                                             2.5%                 1.7%
Comcast Corp. - Special Class A                        2.4%                 1.9%
Pfizer, Inc.                                           2.2%                 1.8%
General Electric Co.                                   2.0%                 1.6%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Growth and Income Fund        o S&P 500(R) Index

[BAR CHART OMITTED]

                                             Janus Growth and       S&P 500(R)
                                                Income Fund           Index

Finance -- Investment Bankers/ Brokers              6.0%               4.9%
Oil Companies -- Integrated                         5.9%               4.3%
Multimedia                                          4.9%               2.5%
Broadcast Services and Programming                  4.4%               0.3%
Diversified Operations                              3.9%               5.3%
Cable Television                                    3.9%               0.9%
Medical -- Drugs                                    3.8%               8.1%
Applications Software                               3.5%               3.5%
Super -- Regional Banks                             3.1%               5.4%
Cosmetics and Toiletries                            2.7%               2.6%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return of capital gains and dividends reinvested. As of April 30, 2003, Lipper ranked Janus Growth and Income Fund 17th out of 521 and 3rd out of 171 Large-Cap Core Funds for the 5-, and 10-year periods respectively.

*The Fund's inception date.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 84.1%
Advertising Sales - 0.5%
     825,175    Lamar Advertising Co.* ......................    $    29,640,286

Aerospace and Defense - 1.5%
     358,226    General Dynamics Corp. ......................         22,235,088
   1,232,570    Lockheed Martin Corp. .......................         61,690,128

                                                                      83,925,216
Airlines - 0.4%
   1,467,610    Southwest Airlines Co. ......................         23,423,056

Applications Software - 3.5%
   7,850,357    Microsoft Corp. .............................        200,733,628

Beverages - Non-Alcoholic - 1.2%
   1,644,973    PepsiCo, Inc. ...............................         71,194,431

Brewery - 1.9%
   2,200,424    Anheuser-Busch Companies, Inc. ..............        109,757,149

Broadcast Services and Programming - 4.4%
   1,976,541    Clear Channel Communications, Inc.* .........         77,302,519
  15,930,064    Liberty Media Corp. - Class A* ..............        175,230,704

                                                                     252,533,223
Cable Television - 3.9%
      81,210    Comcast Corp. - Class A* ....................          2,591,411
   4,478,255    Comcast Corp. - Special Class A* ............        134,616,345
   2,641,805    Cox Communications, Inc. - Class A* .........         87,443,745

                                                                     224,651,501
Casino Hotels - 0.5%
   3,565,150    Park Place Entertainment Corp.* .............         26,524,716

Chemicals - Diversified - 1.9%
   2,519,360    E.I. du Pont de Nemours and Co. .............        107,148,381

Commercial Services - Finance - 0.9%
   1,650,880    Paychex, Inc. ...............................         51,408,403

Computer Services - 0.6%
   2,563,055    Ceridian Corp.* .............................         35,754,617

Computers - 2.4%
   2,204,150    Apple Computer, Inc.* .......................         31,298,930
   1,017,881    Dell Computer Corp.* ........................         29,426,940
     937,653    IBM Corp. ...................................         79,606,740

                                                                     140,332,610
Computers - Peripheral Equipment - 0.8%
     608,970    Lexmark International Group, Inc. - Class A*          45,374,355

Consulting Services - 0.4%
   1,554,515    Accenture, Ltd. - Class A (New York Shares)*          24,903,330

Cosmetics and Toiletries - 2.7%
     783,383    Colgate-Palmolive Co. .......................         44,786,006
     185,470    International Flavors & Fragrances, Inc. ....          5,894,237
   1,195,055    Procter & Gamble Co. ........................        107,375,692

                                                                     158,055,935
Data Processing and Management - 0.6%
   1,001,299    Automatic Data Processing, Inc. .............         33,673,685

Diversified Operations - 3.9%
     579,596    3M Co. ......................................         73,052,280
   3,992,506    General Electric Co. ........................        117,579,302
   1,485,350    Honeywell International, Inc. ...............         35,054,260

                                                                     225,685,842
E-Commerce/Services - 0%
       8,732    eBay, Inc.* .................................    $       810,068

Electronic Components - Semiconductors - 0%
      78,263    Texas Instruments, Inc. .....................          1,447,083

Entertainment Software - 0.5%
     518,146    Electronic Arts, Inc.* ......................         30,710,513

Fiduciary Banks - 0.1%
     198,950    Northern Trust Corp. ........................          6,983,145

Finance - Commercial - 1.1%
   3,075,705    CIT Group, Inc. .............................         62,652,111

Finance - Investment Bankers/Brokers - 6.0%
   6,521,685    Citigroup, Inc. .............................        255,976,136
     851,315    Goldman Sachs Group, Inc. ...................         64,614,808
     862,830    J.P. Morgan Chase & Co. .....................         25,324,060

                                                                     345,915,004
Finance - Mortgage Loan Banker - 2.6%
   2,024,517    Fannie Mae ..................................        146,554,786
      38,857    Freddie Mac .................................          2,249,820

                                                                     148,804,606
Financial Guarantee Insurance - 0.7%
     892,410    MGIC Investment Corp. .......................         40,568,959

Hotels and Motels - 1.9%
   2,132,888    Fairmont Hotels & Resorts, Inc.
                  (New York Shares) .........................         48,885,793
     431,545    Four Seasons Hotels, Inc. ...................         13,019,713
   1,927,255    Starwood Hotels & Resorts Worldwide, Inc. ...         51,727,524

                                                                     113,633,030
Insurance Brokers - 2.6%
   3,110,095    Marsh & McLennan Companies, Inc. ............        148,289,330

Life and Health Insurance - 1.5%
   1,207,558    AFLAC, Inc. .................................         39,499,222
   1,591,290    John Hancock Financial Services, Inc. .......         46,179,236

                                                                      85,678,458
Medical - Biomedical and Genetic - 0.1%
      47,380    Amgen, Inc.* ................................          2,904,868

Medical - Drugs - 3.8%
   1,021,769    Abbott Laboratories .........................         41,514,474
      28,190    Forest Laboratories, Inc.* ..................          1,457,987
     759,411    Merck & Company, Inc. .......................         44,182,532
   4,217,679    Pfizer, Inc. ................................        129,693,629

                                                                     216,848,622
Medical - HMO - 0.9%
     548,229    UnitedHealth Group, Inc. ....................         50,508,338

Medical Instruments - 1.8%
      30,539    Boston Scientific Corp.* ....................          1,314,704
   2,119,255    Medtronic, Inc. .............................        101,173,234

                                                                     102,487,938
Medical Products - 0.1%
      89,450    Johnson & Johnson ...........................          5,041,402

Motorcycle and Motor Scooter Manufacturing - 0.4%
     586,210    Harley-Davidson, Inc. .......................         26,051,172

Multi-Line Insurance - 0.6%
     613,884    American International Group, Inc. ..........         35,574,578

See Notes to Schedule of Investments and Financial Statements.

                                 Janus Growth and Income Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Multimedia - 4.9%
   1,694,640    AOL Time Warner, Inc.* ......................    $    23,182,675
     826,000    Gannett Company, Inc. .......................         62,544,720
   3,535,379    Viacom, Inc. - Class B* .....................        153,470,802
   2,333,390    Walt Disney Co. .............................         43,541,057

                                                                     282,739,254
Networking Products - 0.3%
   1,274,475    Cisco Systems, Inc.* ........................         19,168,104

Non-Hazardous Waste Disposal - 0.8%
   2,232,870    Waste Management, Inc. ......................         48,497,936

Oil Companies - Integrated - 5.9%
   1,224,303    ConocoPhillips ..............................         61,582,441
   2,612,889    EnCana Corp. (New York Shares) ..............         85,964,048
   5,428,010    Exxon Mobil Corp. ...........................        191,065,952

                                                                     338,612,441
Pipelines - 0.5%
     648,705    Kinder Morgan, Inc. .........................         30,502,109

Printing - Commercial - 0.5%
   1,188,855    Valassis Communications, Inc.* ..............         31,623,543

Property and Casualty Insurance - 0.6%
   2,174,309    Travelers Property Casualty Corp. - Class B .         35,332,521

Publishing - Newspapers - 0%
      25,417    Tribune Co. .................................          1,244,925

Reinsurance - 1.9%
      46,197    Berkshire Hathaway, Inc. - Class B* .........        107,731,404

Retail - Auto Parts - 0%
      21,450    AutoZone, Inc.* .............................          1,733,375

Retail - Building Products - 0.1%
      34,449    Home Depot, Inc. ............................            969,050
      71,021    Lowe's Companies, Inc. ......................          3,117,112

                                                                       4,086,162
Retail - Discount - 0.8%
     809,556    Wal-Mart Stores, Inc. .......................         45,594,194

Retail - Regional Department Stores - 0%
      13,689    Kohl's Corp.* ...............................            777,535

Semiconductor Components/Integrated Circuits - 2.4%
   1,120,855    Linear Technology Corp. .....................         38,635,872
   2,480,600    Maxim Integrated Products, Inc. .............         97,462,774

                                                                     136,098,646
Soap and Cleaning Preparations - 0.2%
     650,874    Reckitt Benckiser PLC .......................         11,583,802

Steel - Producers - 0.3%
     460,940    Nucor Corp. .................................         18,829,399

Super-Regional Banks - 3.1%
   1,155,170    Bank of America Corp. .......................         85,540,339
   4,289,553    U.S. Bancorp ................................         95,013,599

                                                                     180,553,938
Telecommunication Equipment - 0.8%
   2,737,040    Nokia Oyj (ADR)** ...........................         45,352,753

Telephone - Integrated - 0.4%
     883,185    SBC Communications, Inc. ....................         20,631,202

Tools - Hand Held - 0.3%
     828,380    Stanley Works ...............................         19,905,971

Toys - 1.3%
   3,516,270    Mattel, Inc. ................................         76,443,710

Transportation - Railroad - 0.6%
     671,100    Canadian National Railway Co.
                  (New York Shares) .........................    $    32,635,593

Transportation - Services - 0.4%
     685,510    C.H. Robinson Worldwide, Inc. ...............         25,219,913

Travel Services - 1.3%
   2,512,555    USA Interactive* ............................         75,251,022
--------------------------------------------------------------------------------
Total Common Stock (cost $4,838,420,740) ....................      4,859,779,041
--------------------------------------------------------------------------------
Corporate Bonds - 3.3%
Advertising Sales - 0.1%
$  6,370,000    Lamar Advertising Co., 5.25%
                  convertible notes, due 9/15/06 ............          6,465,550

Cable Television - 0.1%
   6,280,000    Cox Communications, Inc., 7.125%
                  notes, due 10/1/12 ........................          7,332,905

Cellular Telecommunications - 0.1%
   3,250,000    VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 ................          3,607,500

Electric - Integrated - 0.1%
   6,170,000    CMS Energy Corp., 7.625%
                  senior notes, due 11/15/04 ................          6,139,150

Non-Hazardous Waste Disposal - 0.5%
   3,080,000    Allied Waste North America, Inc., 7.875%
                  senior notes, due 4/15/13 .................          3,203,200
                Waste Management, Inc.:
  15,945,000      6.375%, notes, due 12/1/03 ................         16,297,113
   3,140,000      7.00%, senior notes, due 10/1/04 ..........          3,337,114
   4,275,000      7.00%, notes, due 5/15/05 .................          4,628,756

                                                                      27,466,183
Oil Companies - Exploration and Production - 0.1%
  16,150,000    Devon Energy Corp., 0%
                  convertible debentures, due 6/27/20 .......          8,660,438

Pipelines - 0.1%
   4,405,000    El Paso Corp., 7.875%
                  notes, due 6/15/12 (144A) .................          3,898,425

Resorts and Theme Parks - 0.2%
                Six Flags, Inc.:
   1,770,000      9.50%, senior notes, due 2/1/09 ...........          1,805,400
   7,070,000      8.875%, senior notes, due 2/1/10 ..........          7,070,000

                                                                       8,875,400
Retail - Discount - 1.1%
  66,840,000    Wal-Mart Stores, Inc., 4.375%
                  notes, due 8/1/03 .........................         67,333,680

Telephone - Integrated - 0.2%
   9,650,000    CenturyTel, Inc., 8.375%
                  notes, due 10/15/10 .......................         11,855,961

Toys - 0.4%
                Mattel, Inc.:
   7,090,000      6.00%, notes, due 7/15/03 .................          7,104,336
  13,900,000      6.125%, notes, due 7/15/05 ................         14,254,937

                                                                      21,359,273
Transportation - Railroad - 0.3%
  15,000,000    Wisconsin Central Transportation Corp.
                  6.625%, notes, due 4/15/08 ................         17,023,515
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $181,216,886) ...................        190,017,980
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

4  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Preferred Stock - 3.0%
Automotive - Cars and Light Trucks - 2.2%
   2,431,745    General Motors Corp. - Series B
                  convertible, 5.25% ........................    $    58,057,912
     186,759    Porsche A.G.** ..............................         67,947,191

                                                                     126,005,103
Electric - Integrated - 0.6%
   1,343,585    Centerpoint Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ...................         37,257,612

Fiduciary Banks - 0.1%
      39,800    State Street Corp. ..........................          7,574,736

Non-Hazardous Waste Disposal - 0.1%
     135,425    Allied Waste Industries, Inc. ...............          7,042,100
--------------------------------------------------------------------------------
Total Preferred Stock (cost $220,087,764) ...................        177,879,551
--------------------------------------------------------------------------------
U.S. Treasury Notes - 5.1%
                U.S. Treasury Notes:
$    550,000      3.00%, due 1/31/04 ........................            557,691
 184,280,000      2.875%, due 6/30/04 .......................        187,850,425
  52,000,000      2.25%, due 7/31/04 ........................         52,664,196
  49,700,000      3.50%, due 11/15/06 .......................         51,808,373
--------------------------------------------------------------------------------
Total U.S. Treasury Notes (cost $289,459,188) ...............        292,880,685
--------------------------------------------------------------------------------
Time Deposits - 4.2%
                Fifth Third Bank
 132,000,000      1.26%, 5/1/03 .............................        132,000,000
                SunTrust Bank
 108,600,000      1.26%, 5/1/03 .............................        108,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $240,600,000) .....................        240,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,769,784,578) - 99.7% .......      5,761,157,257
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%         19,806,209
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 5,780,963,466
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.4%          $    24,903,330
Canada                                             3.1%              180,505,147
Finland                                            0.8%               45,352,753
Germany                                            1.2%               67,947,191
United Kingdom                                     0.2%               11,583,802
United States++                                   94.3%            5,430,865,034
--------------------------------------------------------------------------------
Total                                            100.0%          $ 5,761,157,257

++Includes Short-Term Securities (90.1% excluding Short-Term Securities)

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Euro 9/26/03                   23,400,000    $    25,980,197    $    (1,129,748)
--------------------------------------------------------------------------------
Total                                        $    25,980,197    $    (1,129,748)

See Notes to Schedule of Investments and Financial Statements.

                                 Janus Growth and Income Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  5,769,785

Investments at value                                                $  5,761,157
  Cash                                                                     3,855
  Receivables:
    Investments sold                                                       7,258
    Fund shares sold                                                      10,716
    Dividends                                                              4,741
    Interest                                                               5,441
  Other assets                                                                20
--------------------------------------------------------------------------------
Total Assets                                                           5,793,188
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  2,527
    Fund shares repurchased                                                3,674
    Advisory fees                                                          2,993
    Transfer agent fees and expenses                                       1,280
  Accrued expenses                                                           621
  Forward currency contracts                                               1,130
--------------------------------------------------------------------------------
Total Liabilities                                                         12,225
--------------------------------------------------------------------------------
Net Assets                                                          $  5,780,963
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          235,598
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      24.54
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $     10,831
  Dividends                                                               37,080
  Foreign tax withheld                                                     (730)
--------------------------------------------------------------------------------
Total Investment Income                                                   47,181
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           17,173
  Transfer agent fees and expenses                                         6,212
  Registration fees                                                            4
  Postage and mailing expenses                                               213
  Custodian fees                                                             154
  Printing expenses                                                          324
  Audit fees                                                                  15
  Trustees' fees and expenses                                                 26
  Other expenses                                                              25
--------------------------------------------------------------------------------
Total Expenses                                                            24,146
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (161)
--------------------------------------------------------------------------------
Net Expenses                                                              23,985
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                              23,196
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (166,423)
  Net realized gain/(loss) from foreign
    currency transactions                                               (17,644)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     376,179
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   192,112
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    215,308
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                 Janus Growth and Income Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $     23,196     $     47,055
  Net realized gain/(loss) from investment and
    foreign currency transactions                                     (184,067)        (845,967)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    376,179        (194,062)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         215,308        (992,974)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                               (25,985)         (49,459)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                          (25,985)         (49,459)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           610,489        1,563,948
  Shares issued in connection with Acquisition*                         181,669              N/A
  Reinvested dividends and distributions                                 25,015           47,770
  Shares repurchased                                                  (553,207)      (1,816,892)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 263,966        (205,174)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   453,289      (1,247,607)
Net Assets:
  Beginning of period                                                 5,327,674        6,575,281
------------------------------------------------------------------------------------------------
  End of period                                                    $  5,780,963     $  5,327,674
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  7,061,239     $  6,800,667
  Accumulated net investment income/(loss)*                               5,293            8,082
  Accumulated net realized gain/(loss) from investments*            (1,275,894)      (1,091,827)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (9,675)        (389,248)
------------------------------------------------------------------------------------------------
                                                                   $  5,780,963     $  5,327,674
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                            25,850           56,191
  Shares issued in connection with Acquisition*                           7,556              N/A
  Reinvested distributions                                                1,076            1,784
------------------------------------------------------------------------------------------------
Total                                                                    34,482           57,975
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (23,687)         (68,056)
Net Increase/(Decrease) in Fund Shares                                   10,795         (10,081)
Shares Outstanding, Beginning of Period                                 224,803          234,884
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       235,598          224,803
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $  1,138,966     $  2,716,175
  Proceeds from sales of securities                                     472,852        2,857,552
  Purchases of long-term U.S. government obligations                    187,581          201,003
  Proceeds from sales of long-term U.S. government obligations          200,593          204,720

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each
fiscal year ended October 31                      2003           2002           2001           2000           1999           1998

---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $     23.70    $     27.99    $     40.88    $     36.84    $     26.45    $     25.07
---------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     .10            .20            .32            .18            .26            .08
  Net gain/(loss) on securities
    (both realized and unrealized)                 .86         (4.28)        (11.24)           5.84          12.27           3.72
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   .96         (4.08)        (10.92)           6.02          12.53           3.80
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.12)          (.21)          (.35)          (.14)          (.27)          (.04)
  Distributions (from capital gains)*               --             --         (1.62)         (1.84)         (1.87)         (2.38)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (.12)          (.21)         (1.97)         (1.98)         (2.14)         (2.42)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $     24.54    $     23.70    $     27.99    $     40.88    $     36.84    $     26.45
---------------------------------------------------------------------------------------------------------------------------------
Total Return**                                   4.01%       (14.62)%       (27.66)%         16.44%         49.59%         16.73%
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 5,780,963    $ 5,327,674    $ 6,575,281    $ 9,305,835    $ 5,836,885    $ 2,819,079
Average Net Assets for the Period
  (in thousands)                           $ 5,327,989    $ 6,479,535    $ 7,758,499    $ 8,594,302    $ 4,375,277    $ 2,478,899
Ratio of Gross Expenses to
  Average Net Assets***(1)                       0.92%          0.90%          0.87%          0.89%          0.92%          0.96%
Ratio of Net Expenses to
  Average Net Assets***(1)                       0.91%          0.88%          0.86%          0.88%          0.90%          0.94%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***                0.88%          0.73%          0.96%          0.49%          0.37%          0.33%
Portfolio Turnover Rate***                         27%            49%            59%            41%            43%            95%

(1)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                 Janus Growth and Income Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR                 American Depository Receipt
New York Shares     Securities of foreign companies trading on the New York
                    Stock Exchange.
144A                Securities sold under Rule 144A of the Securities Act of
                    1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

 * Non-income-producing security.
** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

10  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Growth and Income Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as diversified as defined in the 1940 Act. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

                                Janus Growth and Income Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

12  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsididary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
            $86,348                     $64,777                  $591,337
--------------------------------------------------------------------------------

The Fund may invest in money market funds, including funds managed by Janus Capital. During the period ended April 30, 2003, the Fund recorded distributions from affiliated investment companies as dividend income and had the following affiliated purchases and sales:

                                              Purchases        Sales      Dividend   Market Value
                                             Shares/Cost    Shares/Cost    Income     at 4/30/03
-------------------------------------------------------------------------------------------------
Janus Money Market Fund                     $175,000,000   $175,000,000    $6,377         --
-------------------------------------------------------------------------------------------------
Janus Institutional Cash Reserves Fund       $50,000,000    $50,000,000    $1,822         --
-------------------------------------------------------------------------------------------------

                                Janus Growth and Income Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------------
$(1,040,247,620)    $5,821,677,447    $486,721,412    $(547,241,602)     $(60,520,190)
--------------------------------------------------------------------------------------

4.   FUND ACQUISITION

On April 21, 2003, Janus Growth and Income Fund ("Acquiring Fund"), acquired all of the assets and liabilities of Berger Large Cap Growth Fund ("Acquired Fund") in a tax-free reorganization in exchange for shares of the Aquiring Fund, pursuant to plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Statement of Changes. Janus Capital incurred the costs associated with the reorganization. Net assets and unrealized appreciation/depreciation as of the reorganization date immediately prior to and after the reorganization were as follows:

                                                                                                      Acquired       Net Assets
                                                                   Acquiring Fund   Acquired Fund  Fund Unrealized      After
Acquiring Fund                     Acquired Fund                     Net Assets       Net Assets        AP/DP       Reorganization
----------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund       Berger Large Cap Growth Fund    $5,465,100,099    $181,668,590    $3,394,147     $5,646,768,689
----------------------------------------------------------------------------------------------------------------------------------

14  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                Janus Growth and Income Fund  April 30, 2003  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)(CONTINUED)

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                Janus Growth and Income Fund  April 30, 2003  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

18  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                Janus Growth and Income Fund  April 30, 2003  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

20  Janus Growth and Income Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                Janus Growth and Income Fund  April 30, 2003  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      GI40-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2003 Semiannual Report
--------------------------------------------------------------------------------

     JANUS SPECIAL EQUITY FUND
     ---------------------------------------------------------------------------

                                                                    [LOGO] JANUS

ELIMINATE PAPER MAIL. Set up e-delivery of annual reports, prospectuses and statements at www.janus.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS

     Portfolio Manager Commentary and Schedule of Investments .......     1

     Statement of Assets and Liabilities ............................     5

     Statement of Operations ........................................     6

     Statement of Changes in Net Assets .............................     7

     Financial Highlights ...........................................     8

     Notes to Schedule of Investments ...............................     9

     Notes to Financial Statements ..................................    10

     Explanations of Charts, Tables and Financial Statements ........    14

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

--------------------------------------------------------------------------------

[PHOTO]
David Decker
portfolio manager

PERFORMANCE OVERVIEW

For the six months ended April 30, 2003, Janus Special Equity Fund gained 8.29% while its benchmark, the S&P 500(R) Index, rose 4.47%.(1) For the 12-month period ended April 30, 2003, the Fund earned a fourth-quartile position, ranking it 416th out of 485 Multi-Cap Core Funds tracked by Lipper, a Reuters Company and a leading mutual fund rating firm.(2)

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 2.22%, the broad-based Standard & Poor's 500(R) Index adding 4.47%, and the technology-dominated Nasdaq Composite Index climbing 10.12% for the six months. As evidenced by the performance of the Nasdaq, technology shares rose sharply in October and November. By year-end, however, stocks took a turn for the worse amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. But activity in the economy's manufacturing and service sectors continued to contract. And although the Federal Reserve kept interest rates at 1.25% and the housing market remained robust, unemployment held at 5.8% as job growth was elusive. Meanwhile, the economy grew at a faster pace in the first quarter than the preceding three months, but at a slower rate than economists had predicted.

MANAGER'S OVERVIEW

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments was South Korea energy concern SK Corp., which lost 22.91% in share value, and detracted 0.84% from the Fund's total relative performance. PC maker Apple Computer, which dropped 11.51%, also fell short of our expectations, detracting 0.62% from the Fund's relative performance. Another disappointment was flow technology provider SPX Corp., which lost 19.54% and detracted 0.56% from the Fund's relative performance. Conglomerate Berskshire Hathaway, which fell 5.20%, and financial concern Freddie Mac, which lost 7.79%, detracted 0.44% and 0.30%, respectively, from relative performance.

Q. WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Entertainment conglomerate Liberty Media, which gained 33.01% in share value, contributed a 2.53% gain to the Fund's relative performance. Satellite-based entertainment provider EchoStar Communications, which rose 46.89%, was also a top performer, contributing 1.23% to the Fund's relative performance. Another strong holding was energy storage and transportation concern Kinder Morgan, which gained 19.68% and contributed a 0.86% gain to the Fund's relative results. An 18.70% gain from toy maker Mattel and 20.12% gain by Las Vegas resort holding company Station Casinos offered relative contributions of 0.70% and 0.58%, respectively.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S RELATIVE PERFORMANCE?

Our strong stock selection in consumer discretionary companies, of which we own nearly three fold more than the index, significantly helped the Fund's performance during the period, as this sector advanced. Meanwhile, our smaller number of stocks (compared to the index) in consumer staples, which struggled as a group, also contributed to positive gains. Elsewhere, although we were overweight in the industrials sector, which as a group gained, our stock-picking in this area worked against us during the period. We were also hurt by a number of holdings in the information technology sector, which also gained ground as a group, but which we were underweight compared to the index.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Our investment process will continue to attempt to capitalize on the dislocation between intrinsic value, or the range of values that can be projected from a company's future discounted cash flows, and market value, which is the investment community's collective valuation of a company at any given moment. Assuming business conditions improve, our hope is that our companies will move closer to intrinsic value. If not, we believe our valuation-driven approach may help buffer against the downside.

--------------------------------------------------------------------------------
 For additional portfolio information and news from Janus, visit www.janus.com.
--------------------------------------------------------------------------------

                                    Janus Special Equity Fund  April 30, 2003  1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN - FOR THE PERIODS ENDED APRIL 30, 2003
--------------------------------------------------------------------------------
Janus Special Equity Fund $7,730
S&P 500(R) Index $7,021

Initial investment of $10,000

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Equity Fund and the S&P 500 Index. Janus Special Equity Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through April 30, 2003. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Special Equity Fund ($7,730) as compared to the S&P 500 Index ($7,021).

                                   ONE                          SINCE
                                   YEAR                         2/29/00*
--------------------------------------------------------------------------------
Janus Special Equity Fund**        (19.85)%                     (7.81)%
--------------------------------------------------------------------------------
S&P 500(R)Index                    (13.30)%                     (10.57)%

FUND STRATEGY
--------------------------------------------------------------------------------
This nondiversified fund invests in companies with the potential for long-term growth of capital.

FUND PROFILE - (% OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]

Cash and Cash Equivalents -- 0.2%
Corporate Bonds -- 0.4%
Common Stock -- Foreign -- 16.4%
Common Stock -- Domestic -- 83.0%

Number of Stocks: 44
Top 10 Equities: 49.4%

TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
                                             APRIL 30, 2003     OCTOBER 31, 2002

Liberty Media Corp. - Class A                         10.1%                 6.4%
Lear Corp.                                             5.6%                 4.7%
Ceridian Corp.                                         5.0%                 4.7%
Cemex S.A. de C.V. (ADR)                               4.5%                 5.9%
EchoStar Communications Corp.
  - Class A                                            4.4%                 1.9%
Apple Computer, Inc.                                   4.3%                 5.0%
Computer Associates International, Inc.                4.3%                 1.9%
Kinder Morgan Management LLC                           4.0%                 5.0%
Cadence Design Systems, Inc.                           3.6%                 3.3%
Reliance Industries, Ltd.                              3.6%                 2.7%

TOP INDUSTRIES - FUND VS. INDEX
--------------------------------------------------------------------------------

[ ] Janus Special Equity Fund      o S&P 500(R) Index

[BAR CHART OMITTED]

                                              Janus Special         S&P 500(R)
                                               Equity Fund            Index

Broadcast Services and Programming                 10.1%               0.3%
Computer Services                                   5.7%               0.3%
Automotive -- Truck Parts and Equipment             5.6%               0.0%
Building Products -- Cement and Aggregate           4.5%               0.0%
Satellite Telecommunications                        4.4%               0.0%
Computers                                           4.3%               3.4%
Enterprise Software and Services                    4.3%               1.0%
Pipelines                                           4.0%               0.2%
Diversified Operations                              3.7%               5.3%
Electronic Design Automation                        3.6%               0.0%

--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, a Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical and are based on total return with capital gains and dividends reinvested.

* The Fund's inception date.

** On 2/28/03, Janus Special Situations Fund merged into Janus Strategic Value Fund and the fund name changed to Janus Special Equity Fund.

Source - Lipper, a Reuters Company 2003.

See "Explanations of Charts, Tables and Financial Statements."

Due to market volatility, current performance may be higher or lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500(R) is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Dow Jones Industrial Average is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The NASDAQ Composite Index is an unmanaged index that measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance the investment process will consistently lead to successful investing.

2  Janus Special Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

JANUS SPECIAL EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 99.4%
Advertising Agencies - 1.3%
   2,100,000    Interpublic Group of Companies, Inc. ........    $    23,940,000

Aerospace and Defense - Equipment - 1.0%
     343,460    Alliant Techsystems, Inc.* ..................         18,450,671

Apparel Manufacturers - 0.7%
     403,275    Liz Claiborne, Inc. .........................         13,118,536

Automotive - Cars and Light Trucks - 1.7%
   4,045,000    Nissan Motor Company, Ltd.** ................         31,034,504

Automotive - Truck Parts and Equipment - 5.6%
   2,630,775    Lear Corp.* .................................        104,546,999

Broadcast Services and Programming - 10.1%
  16,925,936    Liberty Media Corp. - Class A* ..............        186,185,296

Building Products - Cement and Aggregate - 4.5%
   3,653,275    Cemex S.A. de C.V. (ADR) ....................         83,477,334

Casino Hotels - 3.1%
   2,654,410    Station Casinos, Inc.* ......................         57,361,800

Commercial Services - 1.0%
     554,331    Arbitron, Inc.* .............................         18,880,514

Commercial Services - Finance - 1.4%
     519,440    Moody's Corp. ...............................         25,083,758

Computer Services - 5.7%
   6,806,555    Ceridian Corp.* .............................         94,951,442
     500,000    SunGard Data Systems, Inc.* .................         10,750,000

                                                                     105,701,442
Computers - 4.3%
   5,608,995    Apple Computer, Inc.* .......................         79,647,729

Containers - Paper and Plastic - 2.8%
   2,736,975    Packaging Corporation of America* ...........         51,482,500

Diagnostic Kits - 0.6%
     256,385    Biosite, Inc.* ..............................         10,942,512

Diversified Operations - 3.7%
     489,400    SPX Corp.* ..................................         16,541,720
   3,299,490    Tyco International, Ltd. ....................         51,472,044

                                                                      68,013,764
Electronic Components - Semiconductors - 1.4%
   3,600,000    Advanced Micro Devices, Inc.* ...............         26,784,000

Electronic Design Automation - 3.6%
   5,796,005    Cadence Design Systems, Inc.* ...............         66,248,337

Enterprise Software/Services - 4.3%
   4,854,840    Computer Associates International, Inc. .....         78,842,602

Finance - Consumer Loans - 0.6%
     100,890    SLM Corp. ...................................         11,299,680

Finance - Investment Bankers/Brokers - 2.0%
   6,603,091    E*TRADE Group, Inc.* ........................         36,317,000

Finance - Mortgage Loan Banker - 2.3%
     209,760    Fannie Mae ..................................         15,184,526
     487,095    Freddie Mac .................................         28,202,801

                                                                      43,387,327
Medical Information Systems - 1.4%
   1,722,725    IMS Health, Inc. ............................         26,529,965

Non-Hazardous Waste Disposal - 1.6%
   3,640,590    Allied Waste Industries, Inc.* ..............         30,216,897

Oil Companies - Exploration and Production - 1.7%
     318,262    Apache Corp. ................................    $    18,220,500
   2,236,875    Magnum Hunter Resources, Inc.* ..............         12,593,606

                                                                      30,814,106
Oil Refining and Marketing - 2.2%
   4,847,880    SK Corp.** ..................................         39,900,246

Petrochemicals - 3.6%
  11,371,335    Reliance Industries, Ltd. ...................         66,025,557

Pipelines - 4.0%
   2,140,751    Kinder Morgan Management LLC*,# .............         73,406,352

Publishing - Periodicals - 0.5%
     900,320    Playboy Enterprises, Inc. - Class B* ........          8,751,110

Recreational Centers - 0.9%
   2,613,260    Bally Total Fitness Holding Corp.*,# ........         16,594,201

Reinsurance - 3.3%
      26,061    Berkshire Hathaway, Inc. - Class B* .........         60,774,252

Resorts and Theme Parks - 0.6%
   2,039,655    Six Flags, Inc.* ............................         11,993,171

Retail - Discount - 1.7%
     994,576    Fred's, Inc. ................................         32,273,991

Retail - Toy Store - 2.1%
   3,848,610    Toys "R" Us, Inc.* ..........................         39,448,253

Retail - Video Rental - 0.9%
     949,980    Blockbuster, Inc. - Class A .................         16,985,642

Satellite Telecommunications - 4.4%
   2,716,255    EchoStar Communications Corp. - Class A* ....         81,379,000

Television - 1.7%
   2,076,990    SBS Broadcasting S.A.*,# ....................         31,237,929

Textile - Home Furnishings - 1.0%
     350,000    Mohawk Industries, Inc.* ....................         19,414,500

Tobacco - 0.8%
   1,396,163    Vector Group, Ltd. ..........................         15,637,026

Toys - 3.0%
   2,537,210    Mattel, Inc. ................................         55,158,945

Travel Services - 2.3%
   1,412,765    USA Interactive* ............................         42,312,312
--------------------------------------------------------------------------------
Total Common Stock (cost $1,954,104,317) ....................      1,839,599,760
--------------------------------------------------------------------------------
Corporate Bonds - 0.4%
Retail - Discount - 0%
$ 16,925,000    Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(PI),(BETA) ......            169,250

Tobacco - 0.4%
  10,000,000    Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08 (144A) ........................          7,575,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $17,900,645) ....................          7,744,250
--------------------------------------------------------------------------------
Total Investments (total cost $1,972,004,962) - 99.8% .......      1,847,344,010
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2%          3,120,075
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,850,464,085
--------------------------------------------------------------------------------

See Notes to Schedule of Investments and Financial Statements.

                                    Janus Special Equity Fund  April 30, 2003  3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENTS BY COUNTRY, APRIL 30, 2003

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.8%          $    51,472,044
India                                              3.6%               66,025,557
Japan                                              1.7%               31,034,504
Luxembourg                                         1.7%               31,237,929
Mexico                                             4.5%               83,477,334
South Korea                                        2.1%               39,900,246
United States                                     83.6%            1,544,196,396
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,847,344,010

FORWARD CURRENCY CONTRACTS, OPEN AT APRIL 30, 2003

Currency Sold and                Currency           Currency          Unrealized
Settlement Date                Units Sold    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Japanese Yen 8/8/03         3,000,000,000    $    25,252,431    $        96,112
Japanese Yen 9/26/03          200,000,000          1,686,316             (8,422)
South Korean Won
  5/9/03                   44,700,000,000         36,766,520            514,530
--------------------------------------------------------------------------------
Total                                        $    63,705,267    $       602,220

See Notes to Schedule of Investments and Financial Statements.

4  Janus Special Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

As of April 30, 2003 (unaudited)
(all numbers in thousands
except net asset value per share)

--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  1,972,005

Investments at value                                                $  1,847,344
  Cash                                                                     1,754
  Receivables:
    Investments sold                                                      11,820
    Fund shares sold                                                         486
    Dividends                                                                472
    Interest                                                                 184
  Other assets                                                                12
  Forward currency contracts                                                 611
--------------------------------------------------------------------------------
Total Assets                                                           1,862,683
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  8,703
    Fund shares repurchased                                                1,448
    Advisory fees                                                            952
    Transfer agent fees and expenses                                         422
  Accrued expenses                                                           686
  Forward currency contracts                                                   8
--------------------------------------------------------------------------------
Total Liabilities                                                         12,219
--------------------------------------------------------------------------------
Net Assets                                                          $  1,850,464
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          246,037
--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       7.52
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                    Janus Special Equity Fund  April 30, 2003  5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003 (unaudited)
(all numbers in thousands)

--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $        322
  Dividends                                                                6,788
  Foreign tax withheld                                                     (742)
--------------------------------------------------------------------------------
Total Investment Income                                                    6,368
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            4,659
  Transfer agent fees and expenses                                         2,198
  Registration fees                                                           16
  Postage and mailing expenses                                               252
  Custodian fees                                                              91
  Printing expenses                                                          252
  Audit fees                                                                  16
  Trustees' fees and expenses                                                  9
  Other expenses                                                              14
--------------------------------------------------------------------------------
Total Expenses                                                             7,507
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (111)
--------------------------------------------------------------------------------
Net Expenses                                                               7,396
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             (1,028)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                 (36,661)
  Net realized gain/(loss) from foreign
    currency transactions                                                (1,200)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                     188,567
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                   150,706
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $    149,678
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Special Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 (unaudited)
and for the fiscal year ended October 31, 2002
(all numbers in thousands)                                                 2003             2002

------------------------------------------------------------------------------------------------

Operations:
  Net investment income/(loss)                                     $    (1,028)     $        520
  Net realized gain/(loss) from investment and
    foreign currency transactions                                      (37,861)        (204,748)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    188,567         (71,260)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         149,678        (275,488)
------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (1,050)          (5,454)
  Net realized gain from investment transactions*                            --               --
------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (1,050)          (5,454)
------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                            57,379          277,734
  Shares issued in connection with Acquisition*                         557,487              N/A
  Reinvested dividends and distributions                                  1,026            5,315
  Shares repurchased                                                  (201,550)        (669,280)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 414,342        (386,231)
------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   562,970        (667,173)
Net Assets:
  Beginning of period                                                 1,287,494        1,954,667
------------------------------------------------------------------------------------------------
  End of period                                                    $  1,850,464     $  1,287,494
------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                         $  2,609,358     $  2,054,941
  Accumulated net investment income/(loss)*                             (1,847)              231
  Accumulated net realized gain/(loss) from investments*              (632,990)        (595,129)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     (124,057)        (172,549)
------------------------------------------------------------------------------------------------
                                                                   $  1,850,464     $  1,287,494
------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                             8,083           31,621
  Shares issued in connection with Acquisition*                          81,029              N/A
  Reinvested distributions                                                  144              598
------------------------------------------------------------------------------------------------
Total                                                                    89,256           32,219
------------------------------------------------------------------------------------------------
  Shares repurchased                                                   (28,533)         (78,988)
Net Increase/(Decrease) in Fund Shares                                   60,723         (46,769)
Shares Outstanding, Beginning of Period                                 185,314          232,083
------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       246,037          185,314
------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                          $    249,991     $  1,081,676
  Proceeds from sales of securities                                     395,004        1,472,074
  Purchases of long-term U.S. government obligations                         --               --
  Proceeds from sales of long-term U.S. government obligations               --               --

*See Notes 3 and 4 in Notes to Financial Statements.

See Notes to Financial Statements.

                                    Janus Special Equity Fund  April 30, 2003  7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding during the
six months ended April 30, 2003
(unaudited) and through each fiscal year
or period ended October 31                        2003           2002           2001        2000(1)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $      6.95    $      8.42    $     11.29    $     10.00
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                   (.01)             --            .03            .01
  Net gain/(loss) on securities
    (both realized and unrealized)                 .59         (1.45)         (2.65)           1.28
---------------------------------------------------------------------------------------------------
Total from Investment Operations                   .58         (1.45)         (2.62)           1.29
---------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*        (.01)          (.02)          (.02)             --
  Distributions (from capital gains)*               --             --          (.23)             --
---------------------------------------------------------------------------------------------------
Total Distributions                              (.01)          (.02)          (.25)             --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $      7.52    $      6.95    $      8.42    $     11.29
---------------------------------------------------------------------------------------------------
Total Return**                                   8.29%       (17.23)%       (23.61)%         12.90%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)   $ 1,850,464    $ 1,287,494    $ 1,954,667    $ 3,126,948
Average Net Assets for the Period
  (in thousands)                           $ 1,445,494    $ 1,808,435    $ 2,665,589    $ 2,840,620
Ratio of Gross Expenses to
  Average Net Assets***(2)                       1.05%          1.01%          0.92%          1.02%
Ratio of Net Expenses to
  Average Net Assets***(2)                       1.03%          0.98%          0.91%          0.99%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets***              (0.14)%          0.03%          0.29%          0.14%
Portfolio Turnover Rate***                         34%            60%            77%            72%

(1)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
(2)  See "Explanations of Charts, Tables and Financial Statements."
   * See Note 3 in Notes to Financial Statements.
  ** Total return not annualized for periods of less than one full year. *** Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Special Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS (UNAUDITED)

ADR       American Depository Receipt

144A Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

 *        Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover segregation requirements on forward currency contracts.

(PI) Security is defaulted in Janus Special Equity Fund with accrued interest in the amount of $601,787 that was written off August 21, 2001.

(BETA)    Security is illiquid.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities at any time during the period ended April 30, 2003.

                                          Purchases                       Sales                Realized     Dividend   Market Value
                                      Shares        Cost           Shares          Cost       Gain/(Loss)    Income     at 4/30/03
-----------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp.     200,000    $ 1,032,650          6,265    $    158,330    $(114,180)       --     $ 16,594,201
Kinder Morgan Management LLC(1)            --             --        469,177      14,718,735       97,468        --       73,406,352
SBS Broadcasting S.A                       --             --             --              --           --        --       31,237,929
-----------------------------------------------------------------------------------------------------------------------------------
                                                 $ 1,032,650                   $ 14,877,065    $ (16,712)       --     $121,238,482
-----------------------------------------------------------------------------------------------------------------------------------

(1) Adjusted for 1.881% for 1 stock split 1/29/03 and 1.849% for 1 stock split 4/28/03.

                                    Janus Special Equity Fund  April 30, 2003  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Special Equity Fund (the "Fund") is a series fund. The Fund is part of the Janus Investment Fund (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Trust has nineteen funds which invest primarily in equity securities. The Fund is classified as nondiversified. The Fund is a no-load investment.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available (or events or circumstances are identified that may affect the value of portfolio securities between the closing of their principle markets and the time the net asset value
(NAV) is determined) at their fair value as determined in good faith under procedures established by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS, FUTURES CONTRACTS
AND OPTION CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions, included in the Statement of Operations.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

The Fund may enter into futures contracts. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked to market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

The Fund may buy or write put and call options on future contracts or foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized and on portfolio securities for hedging purposes or as a substitute for an investment. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings.

10  Janus Special Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding written options are noted in the Schedule of Investments where applicable. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

FOREIGN CURRENCY TRANSLATIONS
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, based upon relative net assets.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
No provision for income taxes is included in the accompanying financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

                                   Janus Special Equity Fund  April 30, 2003  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2.   AGREEMENTS

The advisory agreement with the Fund spells out the fees that the Fund must pay. The Fund's management fee is equal to 0.65% of average daily net assets. The advisory fee is calculated daily and paid monthly.

The Fund pays Janus Services LLC ("Janus Services"), a wholly owned subsididary of Janus Capital Management LLC ("Janus Capital"), an asset-weighted average annual fee based on the proportion of the Fund's total net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable fee rates are 0.16% of net assets on the proportion of assets sold directly and 0.21% on the proportion of assets sold through intermediaries. In addition, Janus Services receives $4.00 per shareholder account for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

During the period ended April 30, 2003, Janus Capital reimbursed Janus Special Equity Fund for certain trading errors, the amounts which were insignificant.

Certain officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers or expense offsets from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses. The Fund could have employed the assets used by the custodian to produce income if it had not entered into an expense offset arrangement.

DST Systems, Inc. (DST), a subsidiary of Janus Capital Group Inc., provides a shareholder accounting system to the Fund for a fee. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended April 30, 2003, are noted below.

      DST Securities, Inc.               Fund
          Commissions                   Expense
             Paid                      Reduction                 DST Fees
--------------------------------------------------------------------------------
           $23,526                      $11,730                  $537,151
--------------------------------------------------------------------------------

12  Janus Special Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2002, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between October 31, 2009 and October 31, 2010.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2003 are also noted below.

  Accumulated         Federal Tax      Unrealized       Unrealized           Net
 Capital Losses          Cost         Appreciation    (Depreciation)    (Depreciation)
---------------------------------------------------------------------------------------
$(943,738,882)      $2,012,209,152    $226,441,365    $(391,306,507)     $(164,865,142)
---------------------------------------------------------------------------------------

4.   FUND ACQUISITION

On February 28, 2003, Janus Strategic Value Fund acquired all of the net assets of Janus Special Situations Fund pursuant to a plan of reorganization approved by the Trustees of Janus Investment Fund. The surviving fund was renamed Janus Special Equity Fund. The reorganization was accomplished by a tax-free exchange of shares of Janus Strategic Value Fund in the amount of 81,028,554 (valued at $557,486,805) for the 54,590,330 shares of Janus Special Situations Fund, including $140,074,941 of unrealized depreciation. The aggregate net assets of Janus Strategic Value Fund and Janus Special Situations Fund immediately before the reorganization were $1,193,280,706 and $557,486,805, respectively.

                                   Janus Special Equity Fund  April 30, 2003  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(UNAUDITED)

1.   PERFORMANCE OVERVIEWS

The performance overview graph on a previous page compares the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through April 30, 2003.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the period ended April 30, 2003. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated in.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B.  FUTURES

A table listing future contracts follows the Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Special Equity Fund  April 30, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare the Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolio. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                   Janus Special Equity Fund  April 30, 2003  15

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--------------------------------------------------------------------------------

Notes

16  Janus Special Equity Fund  April 30, 2003

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--------------------------------------------------------------------------------

Notes

                                   Janus Special Equity Fund  April 30, 2003  17

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--------------------------------------------------------------------------------

Notes

18  Janus Special Equity Fund  April 30, 2003

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--------------------------------------------------------------------------------

Notes

                                   Janus Special Equity Fund  April 30, 2003  19

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Notes

20  Janus Special Equity Fund  April 30, 2003

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Notes

                                   Janus Special Equity Fund  April 30, 2003  21

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        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

              GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus' global and international funds        Janus' core funds seek high-quality
believed to be the leaders in their          emphasize companies believed to have         equity and debt investments in more
respective industries - companies in         solid prospects for growth and               stable and predictable companies. These
growing industries, led by solid             overlooked investment opportunities          funds offer a strategic combination of
management teams and with expanding          regardless of their location. Janus          steady growth, as well as income and
market share, margins and efficiencies.      research seeks to take advantage of          risk protection.
                                             foreign market inefficiencies, where
                                             accurate information is often at a
                                             premium.

              VALUE                                     RISK-MANAGED                                    INCOME

Value managers invest in companies they      Seeks to outperform the S&P 500 Index,       Janus income funds seek to provide more
believe are poised for a turnaround. The     while mathematically managing risk.          safety relative to equities while
goal is to gain unique insight into a        Managed by INTECH, this fund uses a          seeking to deliver a competitive total
company's true value and identify and        purely mathematical-based,                   return and high current income.
evaluate potential catalysts that may        risk-controlled process in search of
unlock shareholder value.                    long-term returns.

          FOR MORE INFORMATION ABOUT THESE FUNDS, GO TO WWW.JANUS.COM.


                       [LOGO] JANUS

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Fund distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (5/03)
                                                                      SV61-06/03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Item 2 - Code of Ethics
        Not applicable.

Item 3 - Audit Committee Financial Expert
        Not applicable.

Item 4 - Principal Accountant Fees and Services
        Not applicable.


Item 5 - Audit Committee of Listed Registrants
        Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - [Reserved]

Item 9 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Item 10 - Exhibits

(a) Not applicable.


(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Ex99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Investment Fund

By:      _/s/ Loren M. Star_______
        Loren M. Star,
        President, Chief Executive Officer (Principal Executive Officer)

Date: June 19, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  June 19,  2003

By:     _/s/ Anita E. Falicia________
        Anita E. Falicia,
        Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:  June 19, 2003